UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05962

Name of Registrant:	Vanguard Variable Insurance Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 – December 31, 2013

Item 1: Reports to Shareholders

Annual Report | December 31, 2013

Vanguard Variable Insurance Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents

Market Perspective	1
Balanced Portfolio	2
Capital Growth Portfolio	24
Conservative Allocation Portfolio	36
Diversified Value Portfolio	45
Equity Income Portfolio	57
Equity Index Portfolio	71
Growth Portfolio	84
High Yield Bond Portfolio	98
International Portfolio	113
Mid-Cap Index Portfolio	130
Moderate Allocation Portfolio	142
Money Market Portfolio	151
REIT Index Portfolio	164
Short-Term Investment-Grade Portfolio	175
Small Company Growth Portfolio	208
Total Bond Market Index Portfolio	223
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)	267

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel.
The HMS Vanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Market Perspective

Dear Planholder,

Stock and bond markets moved in opposite directions in 2013. For the first time in 15 years, returns were positive for stocks and negative for bonds, as the U.S. stock market advanced for the fifth straight calendar year. International stocks and bonds fell short of their U.S. counterparts, although stocks abroad still managed double-digit results. The disparate performance of the two asset classes underscores the importance of balance and diversification.

This report starts with a brief overview of the financial markets during the past year. In the pages that follow, you’ll find a review of the performance of your portfolio. Each portfolio in Vanguard Variable Insurance Fund can play a role in an investment program that includes a combination of stock, bond, and money market funds suitable for your own long-term goals and risk tolerance.

In case you missed our November announcement, Robert F. Auwaerter, principal and head of Vanguard Fixed Income Group, intends to retire in March 2014. Bob, who joined Vanguard in 1981, was one of the three original members of the Fixed Income Group. Over the years, he earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader. We’re fortunate that Gregory Davis will become the head of the Fixed Income Group, and I couldn’t be more confident in his ability to lead its deep and talented team.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

January 14, 2014

Earnings, optimism, and stimulus all helped boost U.S. stocks

For the 12 months ended December 31, U.S. stocks surged about 34% (as measured by the Russell 3000 Index), their best calendar-year finish since 1995. Corporations posted solid earnings and investors placed a higher premium on those earnings. The Federal Reserve’s stimulative bond-buying program supported stock markets, which slumped a bit in the summer when questions arose about the timing of the program’s unwinding. In December, the Fed ended the uncertainty by announcing that it would begin paring its purchases in January 2014. International stocks, in aggregate, returned about 15%.

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. While Joe readily acknowledges that such forecasts are accompanied by uncertainty, he wrote, “We believe a balanced and diversified, low-cost portfolio can remain a high-value proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Bond returns faltered in 2013 as the Fed’s phaseout loomed

The broad U.S. taxable bond market returned –2.02%—its first negative calendar-year result since 1999 and its worst calendar-year performance since 1994—as the Fed’s plans for phasing out its bond-buying rattled investors.

Municipal bonds returned –2.55%. The yield of the 10-year Treasury note closed at 2.97%, up from 1.76% at the close of December 2012. (Bond yields and prices move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.08%. Money market fund and savings account returns remained tiny as the Federal Reserve held short-term interest rates between 0% and 0.25%.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2013
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	33.11%	16.30%	18.59%
Russell 2000 Index (Small-caps)	38.82	15.67	20.08
Russell 3000 Index (Broad U.S. market)	33.55	16.24	18.71
MSCI All Country World Index ex USA (International)	15.29	5.14	12.81

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	–2.02%	3.26%	4.44%
Barclays Municipal Bond Index (Broad tax-exempt market)	–2.55	4.83	5.89
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

CPI
Consumer Price Index	1.50%	2.07%	2.08%

Vanguard® Balanced Portfolio

As stock prices surged and bond prices slipped, Vanguard Balanced Portfolio returned 19.88% in 2013, ahead of the 19.33% return of its benchmark index and the 19.19% average return of its peers. At year-end, the portfolio’s 30-day SEC yield stood at 2.18%, a bit below its level of a year earlier.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Diverging stock and bond results highlight the wisdom of balance

Stocks, constituting about two-thirds of the portfolio’s assets, powered its returns as the Standard & Poor’s 500 Index notched multiple record closing highs into late December. The portfolio’s stocks edged past the 32.39% return of its S&P 500 Index equity benchmark, boosted by the advisor’s choices among two of its largest sectors—financials and industrials.

In contrast, the year was challenging for bonds; the seesawing broad U.S. bond market finished in negative territory for the first time since 1999. The portfolio’s fixed income holdings modestly outperformed the –1.99% return of its bond benchmark, the Barclays U.S. Credit A or Better Bond Index, thanks in part to favorable corporate bond selections.

Overall, the Balanced Portfolio’s results highlight the benefits of balance and diversification, as stocks and bonds often—but not always—move in opposite directions.

Over a volatile decade, results for the portfolio were superior

For the decade, the Balanced Portfolio posted an average annual return of 8.15%, higher than that of its benchmark index (6.73%) and its peer-group average (5.87%). Both the equity and fixed income components outpaced their benchmarks, which is especially impressive given the extreme market volatility of the past ten years—a period that included the worst global recession since the Great Depression. This admirable track record is a credit to the experience and talent of the portfolio’s advisor, Wellington Management Company.

The power of compounding can put time on your side

You can’t control many aspects of investing success, overall market performance being the obvious example. But you can control how long you keep your investments, which allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings. As Benjamin Franklin said, “Money makes money.”

Suppose you put away $10,000 and earn 6% a year (this is hypothetical; actual returns would most likely be different and a lot less predictable). If you keep reinvesting the earnings, in ten years your investment will grow to about $18,000. But if you can invest that $10,000 for 30 years, your investment will grow to more than $57,000.

Compounding can make a real difference in your account balance over time, particularly when combined with Vanguard’s low expense ratios—which allow you to keep more of the return on your investment.

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Balanced Portfolio	19.88%	8.15%
Composite Stock/Bond Index[1]	19.33	6.73
Variable Insurance Mixed-Asset Target Growth Funds Average[2]	19.19	5.87

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.26%	0.44%

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.

3 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the Balanced Portfolio’s expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned 19.88% for the year ended December 31, 2013, ahead of the 19.33% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds) and the average return of peer funds. Both the stock and bond portions of the portfolio surpassed their respective benchmarks—the Standard & Poor’s 500 Index and the Barclays U.S. Credit A or Better Bond Index.

The investment environment

Stocks rose sharply during the year: The S&P 500 Index returned 32.39%. Favorable global liquidity dynamics and accommodative monetary policy from central banks boosted shares in the United States and many other developed markets.

The bond market retreated, as low yields did not generate enough income to offset the declines in most fixed income security prices. The portfolio’s bond benchmark returned –1.99%, a result of rising interest rates.

Our successes

The equity portion of the portfolio slightly outpaced the S&P 500 Index. Stock selection was strongest within financials and also positive in consumer staples and industrials. The portfolio benefited from greater-than-market exposure to health care, one of the best-performing sectors. An underweight allocation to information technology, which lagged during the period, also boosted relative returns.

Positions in shares of Prudential Financial, JPMorgan Chase, and Wells Fargo were among the best individual performers.

A less-than-market-weight allocation to Apple was the top relative contributor. Other standouts included Cardinal Health, AT&T, and FedEx.

Wells Fargo shares rose on better-than-expected earnings and the market’s positive outlook for bank results at a time of rising interest rates. In our view, the shares trade at an attractive normalized earnings multiple and should benefit from an improving economy, market share gains, and cost savings. Wells Fargo was the largest absolute contributor and the portfolio’s largest equity position at the close of the period.

We believe that Prudential Financial has an attractive business mix in both its individual life-insurance segment and its asset management business, which benefited from strong inflows. The stock rallied on strong and improved quality of earnings, driven by rising stock markets and higher long-term interest rates. We continue to like Prudential; increasing the dividend appears to be a management priority, one that we expect to be underpinned by growing earnings and an increasing payout ratio.

The stock of global pharmaceutical distributor Cardinal Health rebounded after it lost its Walgreens business to AmerisourceBergen in mid-March. Investors bid up shares after the firm posted a 25% year-over-year quarterly profit jump and raised its earnings forecast for 2014. Renewal of its CVS Caremark distribution contract reduced investors’ concerns that increasing industry competition would lead to pricing pressure. We expect Cardinal to gain longer-term from pharmaceutical demand growth driven by expanded insurance coverage stemming from the Affordable Care Act. Late in the year, Cardinal and CVS announced a joint venture that will become the largest buyer of generic drugs. We expect the deal to benefit shareholders of both firms.

The portfolio’s fixed income portion also outperformed its benchmark. Its shorter duration bias helped relative returns as interest rates rose. Security selection was particularly strong in technology and in telecommunications, where we participated in the $49 billion record bond issuance by Verizon, which performed very well. We remain underweighted in AT&T bonds. Security selection in certain noncorporate credit sectors—including supranational, local agency, and local authority bonds—also aided relative performance.

Our shortfalls

In the equity portfolio, stock selection in the health care and energy sectors hurt relative performance. Individual detractors included Goldcorp, IBM, and universal bank Standard Chartered.

Goldcorp, a senior gold producer with assets in North, Central, and South America, saw its shares plummet along with the sudden and steep drop in gold commodity prices. Fundamentals surprised us on the downside.

Shares of IBM declined modestly. Slowing global growth and sluggish hardware sales led to a disappointing performance. Although we still view IBM as an attractive long-term investment and maintain a position, we have reduced our holdings.

The portfolio’s positioning

We continue to anticipate a moderately growing global economy. We are encouraged by recent data from Europe suggesting that perhaps the continent’s economy has stabilized. The U.S. economy is further improving, albeit at moderate growth rates, and should benefit from momentum in housing and auto sales and sustained growth in the oil shale industry.

Vanguard Balanced Portfolio

It is worth noting that we do not see as much upside in the equity market today as we did a couple of years ago.

We remain overweighted in the financial sector, particularly in large-cap U.S. banks. The strengthening housing market should support this group, and rising interest rates should aid longer-term profitability. We have also increased our exposure to insurance companies, many of which should also benefit from rising rates.

We are focusing on high-quality financial institutions with solid balance sheets, strong management teams, and attractive valuations.

We also are significantly overweighted in health care, where we are targeting stocks that offer stable cash flows and high yields and trade at attractive valuations. We favor large-cap biopharmaceutical stocks. We believe many of these companies have solid pipelines that are underappreciated by investors.

The portfolio remains underweighted in information technology, consumer discretionary, and consumer staples. Many consumer staples stocks are at historically high valuations, and we are having a difficult time finding value. Apple accounts for a portion of our technology underweight, though we bought more shares during the year after initiating a small position.

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in those whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock selection process.

We focus on identifying industries with favorable supply-and-demand dynamics and, ultimately, the best stocks in those industries. We are positioned in companies that should benefit from global growth over time, though we remain cautious about the near term.

Bond prices may decline further depending on the pace and progression of the Fed’s tapering of its bond purchases. We closed the period with a shorter-than-benchmark duration posture to mitigate bond principal losses that are likely to result as rates rise.

Edward P. Bousa, CFA,
Senior Vice President and
Equity Portfolio Manager

John C. Keogh,
Senior Vice President and
Fixed Income Portfolio Manager

Wellington Management Company, LLP

January 9, 2014

Vanguard Balanced Portfolio

Portfolio Profile
As of December 31, 2013

Total Portfolio Characteristics

Yield[1]	2.18%
Turnover Rate	31%
Expense Ratio[2]	0.26%
Short-Term Reserves	2.3%

Total Portfolio Volatility Measures[3]
	Portfolio Versus	Portfolio Versus
	Composite Index[4]	Broad Index[5]
R-Squared	0.98	0.95
Beta	1.00	0.63

Equity and Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[6]	Index[5]
Number of Stocks	102	500	3,653
Median Market Cap	$87.3B	$70.5B	$43.1B
Price/Earnings Ratio	17.4x	19.2x	20.7x
Price/Book Ratio	2.3x	2.7x	2.7x
Dividend Yield	2.5%	2.0%	1.8%
Return on Equity	17.4%	17.9%	16.5%
Earnings Growth Rate	10.1%	11.0%	11.4%
Foreign Holdings	9.4%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[7]	Index[8]
Number of Bonds	591	2,960	8,701
Yield to Maturity	2.7%[9]	2.7%	2.5%
Average Coupon	3.9%	3.9%	3.3%
Average Effective
Maturity	8.5 years	9.2 years	7.6 years
Average Duration	6.0 years	6.2 years	5.6 years

Ten Largest Stocks[10] (% of equity portfolio)

Wells Fargo & Co.	Diversified Banks	3.3%
Exxon Mobil Corp.	Integrated Oil
	& Gas	2.7
Merck & Co. Inc.	Pharmaceuticals	2.6
JPMorgan Chase & Co.	Diversified Financial
	Services	2.6
Microsoft Corp.	Systems Software	2.6
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	2.3
Comcast Corp.	Cable & Satellite	2.1
Chevron Corp.	Integrated Oil
	& Gas	2.0
ACE Ltd.	Property & Casualty
	Insurance	1.9
Prudential Financial Inc.	Life & Health
	Insurance	1.9
Top Ten		24.0%
Top Ten as % of Total Net Assets		15.8%

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[6]	Index[5]
Consumer Discretionary	8.4%	12.5%	13.3%
Consumer Staples	8.3	9.8	8.5
Energy	10.8	10.3	9.4
Financials	20.7	16.2	17.3
Health Care	17.3	13.0	12.6
Industrials	14.3	10.9	11.8
Information Technology	13.0	18.6	18.1
Materials	1.8	3.5	3.9
Telecommunication
Services	2.3	2.3	2.1
Utilities	3.1	2.9	3.0

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the Balanced Portfolio’s expense ratio was 0.27%.
3 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
4 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
5 Dow Jones U.S. Total Stock Market Float Adjusted Index.
6 S&P 500 Index.
7 Barclays U.S. Credit A or Better Bond Index.
8 Barclays U.S. Aggregate Bond Index.
9 Before expenses.
10 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

U.S. Government	23.4%
Aaa	4.4
Aa	13.9
A	41.5
Baa	16.8

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	3.2%
Finance	26.3
Foreign	2.0
Government Mortgage-Backed	8.2
Industrial	34.6
Treasury/Agency	14.9
Utilities	6.2
Other	4.6

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investor Service.

2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended December 31, 2013		of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	19.88%	13.81%	8.15%	$21,894
S&P 500 Index	32.39	17.94	7.41	20,430
Composite Stock/Bond Index[1]	19.33	14.10	6.73	19,183
Variable Insurance Mixed-Asset
Target Growth Funds Average[2]	19.19	13.43	5.87	17,688
Dow Jones U.S. Total Stock Market
Float Adjusted Index	33.47	18.56	8.09	21,777

Fiscal-Year Total Returns (%): December 31, 2003–December 31, 2013

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.

2 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (66.9%)
Consumer Discretionary (5.6%)
Comcast Corp. Class A	577,335	30,001
Time Warner Inc.	327,016	22,800
Lowe’s Cos. Inc.	357,640	17,721
Ford Motor Co.	1,063,150	16,404
Walt Disney Co.	174,209	13,310
Volkswagen AG Pfd.
Prior Pfd.	41,319	11,628
Target Corp.	88,360	5,590
		117,454
Consumer Staples (5.6%)
CVS Caremark Corp.	332,290	23,782
Procter & Gamble Co.	195,457	15,912
Philip Morris International
Inc.	157,420	13,716
Wal-Mart Stores Inc.	154,900	12,189
Unilever NV	290,880	11,702
Kraft Foods Group Inc.	178,160	9,607
Diageo plc	279,321	9,256
Walgreen Co.	138,210	7,939
Anheuser-Busch InBev
NV ADR	50,200	5,344
Mondelez International Inc.
Class A	80,600	2,845
Archer-Daniels-Midland Co.	63,410	2,752
Diageo plc ADR	7,700	1,020
		116,064
Energy (7.2%)
Exxon Mobil Corp.	368,655	37,308
Chevron Corp.	218,530	27,297
BP plc ADR	442,250	21,498
Anadarko Petroleum Corp.	202,380	16,053
BG Group plc	582,286	12,530
Phillips 66	116,722	9,003
Schlumberger Ltd.	99,140	8,933
Suncor Energy Inc.	218,290	7,651
Occidental Petroleum Corp.	62,410	5,935
Halliburton Co.	96,770	4,911
		151,119
Financials (13.8%)
Wells Fargo & Co.	1,022,230	46,409
JPMorgan Chase & Co.	618,478	36,169
ACE Ltd.	251,630	26,051
Prudential Financial Inc.	281,210	25,933
PNC Financial Services
Group Inc.	254,330	19,731

	BlackRock Inc.	55,590	17,593
	Citigroup Inc.	291,170	15,173
	US Bancorp	259,250	10,474
	Marsh & McLennan Cos.
	Inc.	198,270	9,588
	Bank of America Corp.	602,730	9,384
	Mitsubishi UFJ Financial
	Group Inc.	1,267,230	8,414
	MetLife Inc.	151,230	8,154
	HSBC Holdings plc ADR	135,720	7,482
	UBS AG	370,961	7,141
	Standard Chartered plc	300,479	6,787
	Aflac Inc.	101,150	6,757
*	Bank of Nova Scotia	80,600	5,041
	American International
	Group Inc.	93,100	4,753
	State Street Corp.	63,480	4,659
	Chubb Corp.	39,840	3,850
	Morgan Stanley	116,970	3,668
	Hartford Financial Services
	Group Inc.	91,970	3,332
	Vornado Realty Trust	25,600	2,273
			288,816
Health Care (11.5%)
	Merck & Co. Inc.	725,169	36,295
	Johnson & Johnson	278,990	25,553
	Pfizer Inc.	761,795	23,334
	Roche Holding AG	75,802	21,234
	Cardinal Health Inc.	284,550	19,011
	Eli Lilly & Co.	370,800	18,911
	AstraZeneca plc ADR	312,670	18,563
	Medtronic Inc.	317,010	18,193
	UnitedHealth Group Inc.	193,620	14,580
	Bristol-Myers Squibb Co.	243,660	12,950
	Teva Pharmaceutical
	Industries Ltd. ADR	239,260	9,589
	Zoetis Inc.	242,528	7,928
*	Gilead Sciences Inc.	77,600	5,832
*	Celgene Corp.	29,010	4,901
	AmerisourceBergen Corp.
	Class A	63,400	4,458
			241,332
Industrials (9.6%)
	General Electric Co.	835,220	23,411
	United Parcel Service Inc.
	Class B	184,930	19,432
	FedEx Corp.	123,150	17,705
	Siemens AG	126,158	17,299

Honeywell International Inc.	181,530	16,586
Raytheon Co.	136,070	12,342
United Technologies Corp.	104,400	11,881
Deere & Co.	129,200	11,800
Schneider Electric SA	126,277	11,017
Eaton Corp. plc	144,300	10,984
CSX Corp.	376,630	10,836
Boeing Co.	76,660	10,463
Union Pacific Corp.	48,720	8,185
General Dynamics Corp.	71,670	6,848
Emerson Electric Co.	92,830	6,515
Caterpillar Inc.	52,080	4,729
		200,033
Information Technology (8.7%)
Microsoft Corp.	954,960	35,744
Intel Corp.	753,150	19,552
International Business
Machines Corp.	99,390	18,643
Texas Instruments Inc.	400,030	17,565
* eBay Inc.	311,520	17,099
Accenture plc Class A	206,050	16,942
Apple Inc.	29,500	16,553
Cisco Systems Inc.	687,440	15,433
Oracle Corp.	262,550	10,045
EMC Corp.	328,630	8,265
QUALCOMM Inc.	74,680	5,545
		181,386
Materials (1.2%)
Dow Chemical Co.	329,370	14,624
International Paper Co.	143,800	7,050
Goldcorp Inc.	152,780	3,311
		24,985
Telecommunication Services (1.6%)
Verizon Communications
Inc.	663,390	32,599

Utilities (2.1%)
NextEra Energy Inc.	195,250	16,717
Dominion Resources Inc.	251,150	16,247
Exelon Corp.	274,000	7,505
Duke Energy Corp.	50,926	3,515
		43,984
Total Common Stocks
(Cost $950,039)		1,397,772

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.3%)
U.S. Government Securities (4.6%)
	United States Treasury Note/Bond	0.125%	4/30/15	21,115	21,088
	United States Treasury Note/Bond	0.250%	5/31/15	3,625	3,627
	United States Treasury Note/Bond	0.375%	6/30/15	3,650	3,657
	United States Treasury Note/Bond	0.250%	11/30/15	12,500	12,475
	United States Treasury Note/Bond	1.500%	6/30/16	7,310	7,478
	United States Treasury Note/Bond	0.875%	1/31/17	534	534
	United States Treasury Note/Bond	0.750%	10/31/17	7,500	7,362
	United States Treasury Note/Bond	1.000%	5/31/18	5,500	5,379
	United States Treasury Note/Bond	1.375%	9/30/18	19,000	18,759
	United States Treasury Note/Bond	2.875%	5/15/43	19,330	15,585
					95,944
Conventional Mortgage-Backed Securities (2.5%)
[1,2,3] Freddie Mac Gold Pool		3.500%	10/1/41–
			1/1/44	1,600	1,588
[1,2]	Freddie Mac Gold Pool	4.000%	9/1/24–
			9/1/41	14	15
[1,2,3] Freddie Mac Gold Pool		4.500%	3/1/29–
			1/1/44	41,543	44,020
[1,2]	Freddie Mac Gold Pool	5.000%	3/1/28–
			1/1/44	2,951	3,203
[1,2]	Freddie Mac Gold Pool	5.500%	11/1/22–
			1/1/44	313	345
2	Ginnie Mae I Pool	4.000%	3/15/39–
			3/15/43	1,218	1,268
2	Ginnie Mae I Pool	5.000%	8/15/38–
			1/1/44	1,655	1,804
2	Ginnie Mae I Pool	7.000%	11/15/31–
			11/15/33	199	228
2	Ginnie Mae I Pool	8.000%	9/15/30	77	80
					52,551
Nonconventional Mortgage-Backed Securities (0.2%)
[1,2]	Fannie Mae REMICS	3.500%	4/25/31	245	234
[1,2]	Fannie Mae REMICS	4.000%	9/25/29–
			5/25/31	470	478
[1,2]	Freddie Mac REMICS	3.500%	3/15/31	145	138
[1,2]	Freddie Mac REMICS	4.000%	12/15/30–
			4/15/31	2,726	2,738
					3,588
Total U.S. Government and Agency Obligations
(Cost $153,165)					152,083
Asset-Backed/Commercial Mortgage-Backed Securities (0.9%)
2	Ally Master Owner Trust Series 2011-1	2.150%	1/15/16	1,151	1,151
2	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,695	2,674
2	AmeriCredit Automobile Receivables
	Trust 2011-3	1.170%	1/8/16	57	57
[2,4]	Avis Budget Rental Car Funding
	AESOP LLC 2010-4A	2.090%	4/20/15	917	919
2	Banc of America Commercial
	Mortgage Trust 2006-2	5.734%	5/10/45	395	430
2	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	476	515
2	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.540%	9/11/41	550	598
[2,4,5] CECLO 2013-20A 144A		0.000%	1/25/26	1,300	1,300
2	COMM 2006-C7 Mortgage Trust	5.752%	6/10/46	600	651
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	464
2	Credit Suisse Commercial Mortgage
	Trust Series 2006-C4	5.467%	9/15/39	323	352
[2,4]	First Investors Auto Owner Trust
	2013-2	1.230%	3/15/19	495	496
[2,5]	Ford Credit Floorplan Master Owner
	Trust A	2.120%	2/15/16	520	521
[2,4]	Ford Credit Floorplan Master Owner
	Trust A Series 2010-3	4.200%	2/15/17	890	926

2	Ford Credit Floorplan Master Owner
	Trust A Series 2012-2	1.920%	1/15/19	772	786
[2,4]	Hertz Vehicle Financing LLC 2011-1A	2.200%	3/25/16	890	901
[2,4]	Hilton USA Trust 2013-HLT	2.662%	11/5/30	1,165	1,156
[2,4]	HLSS Servicer Advance Receivables
	Backed Notes	1.495%	1/16/46	195	196
[2,4]	HLSS Servicer Advance Receivables
	Backed Notes	2.289%	1/15/48	290	284
2	LB-UBS Commercial Mortgage Trust
	2006-C4	5.858%	6/15/38	385	419
[2,5]	LB-UBS Commercial Mortgage Trust
	2008-C1	6.151%	4/15/41	800	917
2	Merrill Lynch Mortgage Trust 2006-C1	5.676%	5/12/39	591	634
2	Morgan Stanley Capital I Trust
	2005-HQ6	4.989%	8/13/42	300	314
2	Santander Drive Auto Receivables
	Trust 2011-1	2.350%	11/16/15	145	146
[2,4]	Springleaf Mortgage Loan Trust
	2013-1A	2.310%	6/25/58	220	212
2	Utility Debt Securitization Authority
	Series 2013T	3.435%	12/15/25	210	207
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $17,278)					17,226
Corporate Bonds (20.6%)
Finance (8.1%)
	Banking (6.0%)
	American Express Centurion Bank	6.000%	9/13/17	500	572
	American Express Co.	1.550%	5/22/18	1,635	1,593
	American Express Credit Corp.	2.750%	9/15/15	100	103
	American Express Credit Corp.	2.375%	3/24/17	1,920	1,974
	American Express Credit Corp.	2.125%	7/27/18	1,235	1,241
	Bank of America Corp.	6.000%	9/1/17	1,010	1,152
	Bank of America Corp.	5.750%	12/1/17	500	568
	Bank of America Corp.	5.625%	7/1/20	85	97
	Bank of America Corp.	5.875%	1/5/21	3,000	3,445
	Bank of America Corp.	3.300%	1/11/23	120	113
	Bank of America Corp.	4.100%	7/24/23	150	150
	Bank of America Corp.	5.875%	2/7/42	260	298
	Bank of America NA	5.300%	3/15/17	2,000	2,204
	Bank of Montreal	1.300%	7/15/16	800	806
	Bank of Montreal	2.500%	1/11/17	2,030	2,086
	Bank of New York Mellon Corp.	4.950%	3/15/15	1,345	1,411
	Bank of Nova Scotia	3.400%	1/22/15	2,100	2,166
	Bank of Nova Scotia	2.050%	10/30/18	1,600	1,593
	Barclays Bank plc	2.375%	1/13/14	2,100	2,101
	Barclays Bank plc	5.125%	1/8/20	240	266
	Barclays Bank plc	5.140%	10/14/20	160	170
	BB&T Corp.	4.900%	6/30/17	1,000	1,096
	Bear Stearns Cos. LLC	6.400%	10/2/17	235	274
	Bear Stearns Cos. LLC	7.250%	2/1/18	425	504
	BNP Paribas SA	2.400%	12/12/18	1,300	1,302
	BNP Paribas SA	3.250%	3/3/23	305	287
	BNY Mellon NA	4.750%	12/15/14	250	260
	BPCE SA	2.500%	12/10/18	1,270	1,260
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	1,400	1,446
	Capital One Bank USA NA	2.150%	11/21/18	1,215	1,206
	Capital One Financial Corp.	2.150%	3/23/15	670	681
	Capital One Financial Corp.	3.150%	7/15/16	300	313
	Capital One Financial Corp.	4.750%	7/15/21	400	424
	Citigroup Inc.	4.587%	12/15/15	570	609
	Citigroup Inc.	3.953%	6/15/16	826	878
	Citigroup Inc.	4.450%	1/10/17	1,305	1,413
	Citigroup Inc.	6.125%	11/21/17	2,320	2,673
	Citigroup Inc.	1.750%	5/1/18	500	491
	Citigroup Inc.	6.125%	5/15/18	255	296
	Citigroup Inc.	2.500%	9/26/18	500	503
	Citigroup Inc.	5.375%	8/9/20	675	765
	Citigroup Inc.	4.500%	1/14/22	800	842
	Citigroup Inc.	6.625%	6/15/32	2,000	2,230

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Citigroup Inc.	6.125%	8/25/36	1,000	1,064
	Citigroup Inc.	8.125%	7/15/39	180	252
	Citigroup Inc.	5.875%	1/30/42	35	39
	Citigroup Inc.	4.950%	11/7/43	400	397
4	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	1,300	1,333
4	Credit Agricole SA	3.500%	4/13/15	1,255	1,293
	Credit Suisse	2.200%	1/14/14	1,220	1,220
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	2,054
	Goldman Sachs Group Inc.	5.350%	1/15/16	1,500	1,621
	Goldman Sachs Group Inc.	5.625%	1/15/17	1,000	1,101
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,507
	Goldman Sachs Group Inc.	6.000%	6/15/20	150	172
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	948
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	405
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,930	1,856
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	2,116
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,500
	Goldman Sachs Group Inc.	6.250%	2/1/41	670	769
4	HSBC Bank plc	2.000%	1/19/14	180	180
4	HSBC Bank plc	3.500%	6/28/15	500	521
4	HSBC Bank plc	4.750%	1/19/21	1,700	1,829
	HSBC Bank USA NA	4.625%	4/1/14	1,290	1,303
	HSBC Holdings plc	4.000%	3/30/22	1,595	1,631
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,182
	HSBC Holdings plc	6.100%	1/14/42	375	445
	HSBC USA Inc.	1.625%	1/16/18	1,005	992
4	ING Bank NV	3.750%	3/7/17	600	629
	JPMorgan Chase & Co.	5.125%	9/15/14	580	598
	JPMorgan Chase & Co.	3.700%	1/20/15	500	515
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,727
	JPMorgan Chase & Co.	6.300%	4/23/19	465	547
	JPMorgan Chase & Co.	4.950%	3/25/20	1,000	1,110
	JPMorgan Chase & Co.	4.350%	8/15/21	1,012	1,068
	JPMorgan Chase & Co.	4.500%	1/24/22	495	524
	JPMorgan Chase & Co.	3.250%	9/23/22	970	929
	JPMorgan Chase & Co.	3.375%	5/1/23	385	357
	JPMorgan Chase & Co.	5.600%	7/15/41	2,400	2,605
	JPMorgan Chase & Co.	5.400%	1/6/42	750	799
	JPMorgan Chase & Co.	5.625%	8/16/43	400	421
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	2,000	2,197
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,250	1,476
	Morgan Stanley	6.000%	5/13/14	373	380
	Morgan Stanley	6.000%	4/28/15	1,000	1,065
	Morgan Stanley	3.800%	4/29/16	255	269
	Morgan Stanley	5.450%	1/9/17	1,000	1,106
	Morgan Stanley	2.125%	4/25/18	1,375	1,366
	Morgan Stanley	5.625%	9/23/19	645	731
	Morgan Stanley	5.750%	1/25/21	1,740	1,970
	Morgan Stanley	6.250%	8/9/26	3,000	3,450
	National City Corp.	6.875%	5/15/19	1,000	1,185
4	Nordea Bank AB	2.125%	1/14/14	1,010	1,010
4	Nordea Bank AB	3.700%	11/13/14	570	585
	Northern Trust Corp.	3.450%	11/4/20	255	262
	PNC Bank NA	4.875%	9/21/17	1,500	1,647
	PNC Bank NA	4.200%	11/1/25	255	248
2	PNC Financial Services Group Inc.	4.459%	5/29/49	335	335
4	Standard Chartered plc	3.850%	4/27/15	380	394
	State Street Corp.	5.375%	4/30/17	2,775	3,087
4	Svenska Handelsbanken AB	4.875%	6/10/14	1,400	1,426
	Svenska Handelsbanken AB	2.875%	4/4/17	1,000	1,041
	UBS AG	3.875%	1/15/15	582	601
	UBS AG	5.875%	7/15/16	1,500	1,664
	UBS AG	4.875%	8/4/20	300	333
	US Bancorp	2.875%	11/20/14	800	817
	US Bancorp	1.650%	5/15/17	600	605
	US Bank NA	6.300%	2/4/14	1,000	1,005
	Wachovia Corp.	7.500%	4/15/35	1,000	1,224
	Wells Fargo & Co.	3.625%	4/15/15	925	961

	Wells Fargo & Co.	5.625%	12/11/17	820	940
	Wells Fargo & Co.	2.150%	1/15/19	2,915	2,904
	Wells Fargo & Co.	3.500%	3/8/22	840	841
	Wells Fargo & Co.	3.450%	2/13/23	930	874
4	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,199
4	Wells Fargo & Co.	5.606%	1/15/44	2,276	2,326

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	342

	Finance Companies (0.6%)
	General Electric Capital Corp.	4.625%	1/7/21	1,120	1,217
	General Electric Capital Corp.	5.300%	2/11/21	795	887
	General Electric Capital Corp.	3.150%	9/7/22	3,376	3,259
	General Electric Capital Corp.	3.100%	1/9/23	455	432
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,234
	General Electric Capital Corp.	6.150%	8/7/37	1,755	2,024
	General Electric Capital Corp.	5.875%	1/14/38	1,547	1,748
	General Electric Capital Corp.	6.875%	1/10/39	600	768

	Insurance (1.2%)
	ACE INA Holdings Inc.	2.600%	11/23/15	600	621
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,482
	Aetna Inc.	1.750%	5/15/17	60	60
	Aetna Inc.	6.500%	9/15/18	335	394
	Allstate Corp.	5.000%	8/15/14	1,000	1,028
2	Allstate Corp.	6.125%	5/15/67	1,000	1,045
	American International Group Inc.	4.125%	2/15/24	475	472
4	Five Corners Funding Trust	4.419%	11/15/23	730	720
4	Liberty Mutual Group Inc.	4.250%	6/15/23	360	346
	Loews Corp.	2.625%	5/15/23	565	506
[2,4]	Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,404
	MetLife Inc.	4.125%	8/13/42	145	125
	MetLife Inc.	4.875%	11/13/43	800	776
4	Metropolitan Life Global Funding I	5.125%	6/10/14	1,000	1,019
4	Metropolitan Life Global Funding I	1.500%	1/10/18	1,480	1,450
4	Metropolitan Life Global Funding I	1.875%	6/22/18	950	933
4	New York Life Global Funding	1.650%	5/15/17	600	603
4	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,278
	Prudential Financial Inc.	4.750%	4/1/14	2,300	2,323
	Prudential Financial Inc.	3.000%	5/12/16	450	468
4	QBE Insurance Group Ltd.	2.400%	5/1/18	235	226
	UnitedHealth Group Inc.	6.000%	6/15/17	500	575
	UnitedHealth Group Inc.	6.000%	2/15/18	700	807
	UnitedHealth Group Inc.	3.875%	10/15/20	601	628
	UnitedHealth Group Inc.	2.875%	3/15/22	27	26
	UnitedHealth Group Inc.	2.875%	3/15/23	400	371
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,441
	WellPoint Inc.	2.300%	7/15/18	375	372
	WellPoint Inc.	3.125%	5/15/22	1,610	1,507
	WellPoint Inc.	3.300%	1/15/23	1,100	1,032

	Real Estate Investment Trusts (0.3%)
	AvalonBay Communities Inc.	3.625%	10/1/20	520	524
	Duke Realty LP	6.500%	1/15/18	225	256
	HCP Inc.	3.750%	2/1/16	210	220
	Realty Income Corp.	4.650%	8/1/23	640	643
	Simon Property Group LP	5.100%	6/15/15	1,000	1,064
	Simon Property Group LP	6.100%	5/1/16	1,800	1,987
4	WEA Finance LLC	7.125%	4/15/18	1,000	1,187
					168,775
Industrial (10.6%)
	Basic Industry (0.3%)
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	1,140	1,142
	EI du Pont de Nemours & Co.	2.750%	4/1/16	1,400	1,460
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,764
	Rio Tinto Finance USA plc	2.250%	12/14/18	685	681
	Rio Tinto Finance USA plc	3.500%	3/22/22	1,300	1,272

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Capital Goods (0.6%)
	Caterpillar Financial Services Corp.	2.625%	3/1/23	2,360	2,135
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,216
	Caterpillar Inc.	2.600%	6/26/22	705	656
	General Dynamics Corp.	3.875%	7/15/21	355	366
	General Electric Co.	2.700%	10/9/22	610	570
	General Electric Co.	4.125%	10/9/42	320	293
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,074
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,459
	John Deere Capital Corp.	1.700%	1/15/20	520	488
4	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,501
	United Technologies Corp.	4.875%	5/1/15	220	233
	United Technologies Corp.	1.800%	6/1/17	155	158
	United Technologies Corp.	3.100%	6/1/22	535	525
	United Technologies Corp.	7.500%	9/15/29	770	1,015
	United Technologies Corp.	6.050%	6/1/36	675	787
	United Technologies Corp.	4.500%	6/1/42	325	314

	Communication (2.2%)
	21st Century Fox America Inc.	4.500%	2/15/21	375	401
	21st Century Fox America Inc.	3.000%	9/15/22	245	230
4	21st Century Fox America Inc.	4.000%	10/1/23	125	123
	21st Century Fox America Inc.	6.150%	2/15/41	800	892
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,725
	America Movil SAB de CV	4.375%	7/16/42	530	444
4	American Tower Trust I	1.551%	3/15/18	380	369
4	American Tower Trust I	3.070%	3/15/23	225	208
	AT&T Inc.	5.100%	9/15/14	500	516
	AT&T Inc.	1.400%	12/1/17	1,400	1,379
	AT&T Inc.	5.600%	5/15/18	1,000	1,138
	AT&T Inc.	6.450%	6/15/34	1,595	1,785
	AT&T Inc.	6.800%	5/15/36	500	569
	AT&T Inc.	6.550%	2/15/39	200	227
	BellSouth Corp.	6.550%	6/15/34	2,975	3,176
	CBS Corp.	4.300%	2/15/21	675	689
	Comcast Corp.	5.700%	5/15/18	500	576
	Comcast Corp.	2.850%	1/15/23	240	222
	Comcast Corp.	4.250%	1/15/33	1,032	950
	Comcast Corp.	5.650%	6/15/35	110	117
	Comcast Corp.	6.500%	11/15/35	115	134
	Comcast Corp.	6.400%	5/15/38	120	137
	Comcast Corp.	4.650%	7/15/42	1,035	957
	Comcast Corp.	4.500%	1/15/43	500	451
4	COX Communications Inc.	4.700%	12/15/42	145	121
4	COX Communications Inc.	4.500%	6/30/43	820	664
4	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	400	406
4	Deutsche Telekom International
	Finance BV	4.875%	3/6/42	705	670
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.500%	3/1/16	1,010	1,060
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	1.750%	1/15/18	500	491
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.200%	3/15/20	500	545
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.600%	2/15/21	100	103
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	6.000%	8/15/40	200	198
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	6.375%	3/1/41	700	718
	Discovery Communications LLC	5.625%	8/15/19	80	90
	Discovery Communications LLC	5.050%	6/1/20	420	458
	Discovery Communications LLC	3.250%	4/1/23	125	116
	Discovery Communications LLC	4.950%	5/15/42	105	97
	Discovery Communications LLC	4.875%	4/1/43	220	202
	Grupo Televisa SAB	6.625%	1/15/40	630	668
4	NBCUniversal Enterprise Inc.	1.662%	4/15/18	1,420	1,397
4	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,530	2,462

	NBCUniversal Media LLC	4.375%	4/1/21	600	634
	Orange SA	4.125%	9/14/21	1,740	1,754
4	SBA Tower Trust	2.933%	12/15/17	840	853
	Time Warner Cable Inc.	5.850%	5/1/17	1,030	1,128
	Time Warner Cable Inc.	5.875%	11/15/40	480	411
	Time Warner Cable Inc.	5.500%	9/1/41	240	199
	Verizon Communications Inc.	5.500%	2/15/18	1,225	1,385
	Verizon Communications Inc.	4.500%	9/15/20	1,280	1,369
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,031
	Verizon Communications Inc.	7.750%	12/1/30	1,590	2,018
	Verizon Communications Inc.	6.400%	9/15/33	2,230	2,571
	Verizon Communications Inc.	5.850%	9/15/35	475	502
	Verizon Communications Inc.	6.900%	4/15/38	290	344
	Verizon Communications Inc.	4.750%	11/1/41	290	266
	Verizon Communications Inc.	6.550%	9/15/43	1,945	2,278
	Vodafone Group plc	2.500%	9/26/22	1,065	943

	Consumer Cyclical (1.9%)
	Amazon.com Inc.	2.500%	11/29/22	885	798
4	American Honda Finance Corp.	1.500%	9/11/17	490	486
4	American Honda Finance Corp.	1.600%	2/16/18	810	790
	American Honda Finance Corp.	2.125%	10/10/18	1,110	1,102
	AutoZone Inc.	3.700%	4/15/22	1,371	1,318
	AutoZone Inc.	3.125%	7/15/23	600	543
	CVS Caremark Corp.	4.875%	9/15/14	800	824
	CVS Caremark Corp.	5.750%	6/1/17	285	324
	CVS Caremark Corp.	2.750%	12/1/22	1,200	1,105
4	Daimler Finance North America LLC	2.375%	8/1/18	900	895
4	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,529
	Daimler Finance North America LLC	8.500%	1/18/31	1,000	1,446
	eBay Inc.	1.350%	7/15/17	325	325
	eBay Inc.	2.600%	7/15/22	520	478
	Ford Motor Credit Co. LLC	1.500%	1/17/17	860	857
	Home Depot Inc.	2.250%	9/10/18	975	991
	Home Depot Inc.	3.950%	9/15/20	600	639
	Home Depot Inc.	2.700%	4/1/23	720	663
4	Hyundai Capital America	1.625%	10/2/15	375	375
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	870
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,179
	McDonald’s Corp.	1.875%	5/29/19	435	426
	McDonald’s Corp.	2.625%	1/15/22	195	186
4	Nissan Motor Acceptance Corp.	1.950%	9/12/17	1,186	1,173
4	Nissan Motor Acceptance Corp.	1.800%	3/15/18	1,100	1,073
4	Nissan Motor Acceptance Corp.	2.650%	9/26/18	585	584
	PACCAR Financial Corp.	1.600%	3/15/17	1,002	999
	Target Corp.	2.900%	1/15/22	1,200	1,148
	Time Warner Inc.	4.875%	3/15/20	700	769
	Time Warner Inc.	4.750%	3/29/21	350	373
	Time Warner Inc.	6.500%	11/15/36	620	690
	Toyota Motor Credit Corp.	2.800%	1/11/16	1,105	1,147
	Toyota Motor Credit Corp.	1.750%	5/22/17	1,200	1,208
	Toyota Motor Credit Corp.	1.250%	10/5/17	900	883
	Viacom Inc.	3.250%	3/15/23	545	506
	Viacom Inc.	4.875%	6/15/43	715	650
4	Volkswagen International Finance NV	1.625%	3/22/15	2,100	2,121
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	757
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,075
	Wal-Mart Stores Inc.	2.550%	4/11/23	2,050	1,868
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,290	2,589
	Walt Disney Co.	5.625%	9/15/16	1,000	1,126

	Consumer Noncyclical (3.4%)
	AbbVie Inc.	1.750%	11/6/17	775	773
	AbbVie Inc.	2.000%	11/6/18	995	982
	Altria Group Inc.	4.750%	5/5/21	590	632
	Altria Group Inc.	2.850%	8/9/22	800	736
	Altria Group Inc.	4.500%	5/2/43	1,300	1,144
	AmerisourceBergen Corp.	3.500%	11/15/21	310	305
	Amgen Inc.	2.300%	6/15/16	635	655

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Amgen Inc.	3.875%	11/15/21	835	857
	Amgen Inc.	5.150%	11/15/41	1,500	1,490
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	200	228
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,000	2,143
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	3,315	3,070
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	125	105
	AstraZeneca plc	1.950%	9/18/19	1,100	1,077
	AstraZeneca plc	6.450%	9/15/37	615	731
4	BAT International Finance plc	3.250%	6/7/22	1,480	1,420
	Baxter International Inc.	5.900%	9/1/16	502	566
	Bristol-Myers Squibb Co.	3.250%	11/1/23	990	948
	Cardinal Health Inc.	1.700%	3/15/18	75	74
	Cardinal Health Inc.	3.200%	3/15/23	315	295
4	Cargill Inc.	4.307%	5/14/21	2,092	2,178
4	Cargill Inc.	6.875%	5/1/28	645	742
4	Cargill Inc.	6.125%	4/19/34	1,270	1,372
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	55	53
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	255	254
2	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	1,046	906
	Coca-Cola Co.	5.350%	11/15/17	1,500	1,705
	Coca-Cola Co.	3.300%	9/1/21	300	302
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	502
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	768	765
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	850	845
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	748
	Colgate-Palmolive Co.	7.600%	5/19/25	480	630
	ConAgra Foods Inc.	1.900%	1/25/18	235	232
	ConAgra Foods Inc.	3.200%	1/25/23	190	176
	Diageo Capital plc	2.625%	4/29/23	1,230	1,119
	Diageo Investment Corp.	2.875%	5/11/22	525	500
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	246	255
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	195	184
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	195	177
	Express Scripts Holding Co.	2.650%	2/15/17	1,072	1,106
	Express Scripts Holding Co.	4.750%	11/15/21	600	634
	General Mills Inc.	4.150%	2/15/43	520	457
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	445	410
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,169
	GlaxoSmithKline Capital plc	1.500%	5/8/17	560	561
4	Heineken NV	1.400%	10/1/17	205	201
4	Heineken NV	2.750%	4/1/23	660	589
4	Heineken NV	4.000%	10/1/42	35	29
	Hershey Co.	4.850%	8/15/15	380	406
4	Japan Tobacco Inc.	2.100%	7/23/18	545	542
	Johnson & Johnson	5.150%	7/15/18	500	572
	Kaiser Foundation Hospitals	3.500%	4/1/22	330	314
	Kaiser Foundation Hospitals	4.875%	4/1/42	340	320
	Kellogg Co.	4.000%	12/15/20	1,400	1,449
	Kraft Foods Group Inc.	2.250%	6/5/17	295	300
	Kraft Foods Group Inc.	3.500%	6/6/22	985	964
	Kraft Foods Group Inc.	5.000%	6/4/42	320	312
	Kroger Co.	3.300%	1/15/21	420	418
	Kroger Co.	3.850%	8/1/23	270	265
	McKesson Corp.	3.250%	3/1/16	175	183
	McKesson Corp.	2.700%	12/15/22	195	175
	McKesson Corp.	2.850%	3/15/23	190	172
	Medtronic Inc.	4.750%	9/15/15	1,000	1,071
	Medtronic Inc.	1.375%	4/1/18	225	221
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	275	225
	Merck & Co. Inc.	1.300%	5/18/18	1,030	1,001
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,093
	Merck & Co. Inc.	4.150%	5/18/43	760	691
	Molson Coors Brewing Co.	2.000%	5/1/17	31	31
	Molson Coors Brewing Co.	3.500%	5/1/22	490	481
	Molson Coors Brewing Co.	5.000%	5/1/42	370	359
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	50	49
	Pepsi Bottling Group Inc.	7.000%	3/1/29	500	625

	PepsiCo Inc.	3.100%	1/15/15	400	411
	PepsiCo Inc.	3.125%	11/1/20	330	329
	PepsiCo Inc.	2.750%	3/5/22	670	634
	PepsiCo Inc.	2.750%	3/1/23	500	462
	PepsiCo Inc.	4.000%	3/5/42	845	732
	Pfizer Inc.	6.200%	3/15/19	1,400	1,660
	Pfizer Inc.	3.000%	6/15/23	1,200	1,130
	Philip Morris International Inc.	4.500%	3/26/20	250	269
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,068
	Philip Morris International Inc.	2.500%	8/22/22	575	523
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,035
2	Procter & Gamble - Esop	9.360%	1/1/21	1,343	1,718
4	Roche Holdings Inc.	6.000%	3/1/19	683	800
4	SABMiller Holdings Inc.	2.450%	1/15/17	400	411
4	SABMiller plc	6.500%	7/1/16	1,500	1,682
	Sanofi	4.000%	3/29/21	1,130	1,181
	St. Jude Medical Inc.	2.500%	1/15/16	666	683
4	Tesco plc	5.500%	11/15/17	1,500	1,655
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	235	240
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	265	273
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	260	272
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	530	528
	Unilever Capital Corp.	4.250%	2/10/21	2,805	2,994
	Zoetis Inc.	3.250%	2/1/23	90	84
	Zoetis Inc.	4.700%	2/1/43	105	98

	Energy (1.0%)
	Apache Finance Canada Corp.	7.750%	12/15/29	400	524
4	BG Energy Capital plc	4.000%	10/15/21	300	308
	BP Capital Markets plc	3.125%	10/1/15	400	418
	BP Capital Markets plc	3.200%	3/11/16	900	945
	BP Capital Markets plc	1.846%	5/5/17	650	655
	BP Capital Markets plc	4.750%	3/10/19	795	884
	BP Capital Markets plc	4.500%	10/1/20	400	433
	BP Capital Markets plc	3.245%	5/6/22	650	628
	BP Capital Markets plc	2.500%	11/6/22	500	455
	BP Capital Markets plc	3.994%	9/26/23	195	196
	Chevron Corp.	3.191%	6/24/23	1,235	1,188
	ConocoPhillips	5.200%	5/15/18	1,500	1,705
	EOG Resources Inc.	5.625%	6/1/19	425	492
	Halliburton Co.	3.500%	8/1/23	1,750	1,696
4	Motiva Enterprises LLC	5.750%	1/15/20	125	142
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,183
	Occidental Petroleum Corp.	2.700%	2/15/23	500	458
4	Schlumberger Investment SA	2.400%	8/1/22	630	569
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,107
	Shell International Finance BV	3.250%	9/22/15	740	775
	Shell International Finance BV	4.375%	3/25/20	1,000	1,093
	Shell International Finance BV	2.250%	1/6/23	850	755
	Suncor Energy Inc.	5.950%	12/1/34	500	534
	Total Capital International SA	1.550%	6/28/17	1,365	1,364
	Total Capital International SA	2.700%	1/25/23	810	746
	Total Capital SA	2.125%	8/10/18	850	853

	Other Industrial (0.0%)
4	Hutchison Whampoa International
	11 Ltd.	3.500%	1/13/17	305	318
2	Johns Hopkins University Maryland
	GO	4.083%	7/1/53	690	591

	Technology (0.6%)
	Apple Inc.	2.400%	5/3/23	1,210	1,081
	Apple Inc.	3.850%	5/4/43	430	359
	Cisco Systems Inc.	4.450%	1/15/20	1,000	1,087
	EMC Corp.	1.875%	6/1/18	500	495
	EMC Corp.	2.650%	6/1/20	500	492
	EMC Corp.	3.375%	6/1/23	500	480
	Hewlett-Packard Co.	3.750%	12/1/20	730	729
	Hewlett-Packard Co.	4.300%	6/1/21	1,600	1,609

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	International Business Machines Corp.	2.000%	1/5/16	425	437
	International Business Machines Corp.	1.950%	7/22/16	430	442
	International Business Machines Corp.	1.250%	2/6/17	250	250
	International Business Machines Corp.	3.375%	8/1/23	1,750	1,700
	International Business Machines Corp.	5.875%	11/29/32	2,000	2,305
	Microsoft Corp.	4.000%	2/8/21	500	531
	Oracle Corp.	6.125%	7/8/39	350	408

	Transportation (0.6%)
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	400	371
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,800	1,781
2	Continental Airlines 2007-1
	Class A Pass Through Trust	5.983%	4/19/22	808	883
4	ERAC USA Finance LLC	5.900%	11/15/15	500	542
4	ERAC USA Finance LLC	2.750%	3/15/17	205	211
4	ERAC USA Finance LLC	4.500%	8/16/21	325	340
4	ERAC USA Finance LLC	3.300%	10/15/22	40	37
4	ERAC USA Finance LLC	7.000%	10/15/37	1,000	1,179
2	Federal Express Corp. 1998
	Pass Through Trust	6.720%	1/15/22	1,104	1,273
	FedEx Corp.	2.625%	8/1/22	130	118
	FedEx Corp.	2.700%	4/15/23	255	229
	FedEx Corp.	3.875%	8/1/42	120	98
	FedEx Corp.	4.100%	4/15/43	500	424
	Kansas City Southern de Mexico
	SA de CV	2.350%	5/15/20	110	102
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,788
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,675
2	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	431	493
	United Parcel Service Inc.	1.125%	10/1/17	105	104
	United Parcel Service Inc.	2.450%	10/1/22	425	392
	United Parcel Service Inc.	4.875%	11/15/40	460	470
					221,637
Utilities (1.9%)
	Electric (1.6%)
	Alabama Power Co.	5.550%	2/1/17	585	643
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,137
	Commonwealth Edison Co.	5.950%	8/15/16	770	861
	Connecticut Light & Power Co.	5.650%	5/1/18	465	532
	Consolidated Edison Co. of New York
	Inc.	5.500%	9/15/16	700	779
	Consolidated Edison Co. of New York
	Inc.	5.300%	12/1/16	890	996
	Dominion Resources Inc.	5.200%	8/15/19	750	841
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	311
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	663
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,138
	Duke Energy Florida Inc.	6.350%	9/15/37	200	243
	Duke Energy Progress Inc.	6.300%	4/1/38	365	443
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,101
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,044
	Florida Power & Light Co.	5.950%	2/1/38	785	916
	Georgia Power Co.	5.400%	6/1/18	1,165	1,310
	Georgia Power Co.	4.300%	3/15/42	755	677
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	1,000	1,135
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	1,500	1,691
	Northern States Power Co.	6.250%	6/1/36	2,000	2,385
	NSTAR LLC	4.500%	11/15/19	90	98
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	315
	Pacific Gas & Electric Co.	3.850%	11/15/23	450	447
	Pacific Gas & Electric Co.	5.125%	11/15/43	285	293
	PacifiCorp	6.250%	10/15/37	2,000	2,404
	Peco Energy Co.	5.350%	3/1/18	565	641
	Potomac Electric Power Co.	6.500%	11/15/37	750	927
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	2,147
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	714

	Sierra Pacific Power Co.	3.375%	8/15/23	850	822
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	1,165
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,164
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,486
	Southern Co.	2.450%	9/1/18	225	228
	Virginia Electric & Power Co.	2.750%	3/15/23	690	640
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	769

	Natural Gas (0.2%)
	AGL Capital Corp.	6.375%	7/15/16	775	865
4	DCP Midstream LLC	6.450%	11/3/36	935	946
4	Dominion Gas Holdings LLC	3.550%	11/1/23	470	451
	National Grid plc	6.300%	8/1/16	1,000	1,124
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,260

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,303
					40,055
Total Corporate Bonds (Cost $413,782)					430,467
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
4	Abu Dhabi National Energy Co.	5.875%	10/27/16	595	662
4	CDP Financial Inc.	4.400%	11/25/19	1,000	1,097
4	Electricite de France SA	4.600%	1/27/20	1,200	1,294
[2,4]	Electricite de France SA	5.250%	1/29/49	235	234
4	Gazprom Neft OAO Via GPN Capital
	SA	4.375%	9/19/22	550	503
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	2,000	2,138
	Japan Finance Organization for
	Municipalities	4.625%	4/21/15	500	526
	Korea Finance Corp.	2.875%	8/22/18	505	508
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	1,500	1,573
	Province of Ontario	4.500%	2/3/15	705	736
	Quebec	5.125%	11/14/16	1,000	1,115
4	Ras Laffan Liquefied Natural Gas Co.
	Ltd. III	5.500%	9/30/14	405	417
	Statoil ASA	2.900%	11/8/20	1,050	1,041
4	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,013
Total Sovereign Bonds (Cost $12,332)					12,857
Taxable Municipal Bonds (1.4%)
	Atlanta GA Downtown Development
	Authority Revenue	6.875%	2/1/21	440	505
	Bay Area Toll Authority California
	Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	1,000	1,200
	California GO	5.700%	11/1/21	265	298
	California GO	7.550%	4/1/39	435	564
	California GO	7.300%	10/1/39	125	157
	California GO	7.600%	11/1/40	660	871
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	233
	Chicago IL O’Hare International
	Airport Revenue	6.845%	1/1/38	530	565
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	425	474
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	889
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	696	732
	Grand Parkway Transportation Corp.
	Texas System Toll Revenue	5.184%	10/1/42	1,015	1,036
	Houston TX GO	6.290%	3/1/32	600	671
	Illinois GO	5.100%	6/1/33	95	89
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	750	862
6	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,056

Vanguard Balanced Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Los Angeles CA Department of
Water & Power Revenue	6.008%	7/1/39	455	510
Los Angeles CA Unified
School District GO	5.750%	7/1/34	1,400	1,541
Maryland Transportation Authority
Facilities Projects Revenue	5.888%	7/1/43	545	591
Massachusetts School Building
Authority Dedicated Sales Tax
Revenue	5.715%	8/15/39	1,000	1,120
New Jersey Turnpike Authority
Revenue	7.414%	1/1/40	410	546
New Jersey Turnpike Authority
Revenue	7.102%	1/1/41	600	768
New York City NY Municipal Water
Finance Authority Water & Sewer
System Revenue	5.790%	6/15/41	115	120
New York Metropolitan
Transportation Authority Revenue	6.814%	11/15/40	150	179
New York Metropolitan
Transportation Authority Revenue
(Dedicated Tax Fund)	7.336%	11/15/39	325	425
New York Metropolitan
Transportation Authority Revenue
(Dedicated Tax Fund)	6.089%	11/15/40	165	189
North Texas Tollway Authority
System Revenue	6.718%	1/1/49	1,555	1,890
Oregon Department of Transportation
Highway User Tax Revenue	5.834%	11/15/34	655	754
Oregon GO	5.902%	8/1/38	490	529
6 Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,139
Port Authority of New York
& New Jersey Revenue	5.859%	12/1/24	325	367
Port Authority of New York
& New Jersey Revenue	6.040%	12/1/29	265	304
Port Authority of New York
& New Jersey Revenue	4.458%	10/1/62	1,300	1,102
President & Fellows of Harvard
College Massachusetts GO	6.300%	10/1/37	2,000	2,210
San Antonio TX Electric
& Gas Systems Revenue	5.985%	2/1/39	305	363
University of California Regents
General Revenue	4.601%	5/15/31	590	587
University of California Regents
Medical Center Revenue	6.548%	5/15/48	80	93
University of California Regents
Medical Center Revenue	6.583%	5/15/49	625	730
University of California Revenue	5.770%	5/15/43	1,010	1,121
Total Taxable Municipal Bonds (Cost $27,321)				29,380

Temporary Cash Investment (2.3%)
Repurchase Agreement (2.3%)
Credit Suisse Securities (USA) LLC
(Dated 12/31/13, Repurchase Value
$48,700,000, collateralized by
U.S. Treasury Note/Bond
0.125%–0.500%, 4/30/15–7/31/17,
with a value of $49,678,000)
(Cost $48,700)	0.005%	1/2/14	48,700	48,700
Total Investments (100.0%) (Cost $1,622,617)				2,088,485
Other Assets and Liabilities (0.0%)
Other Assets[7]				36,091
Liabilities				(35,692)
				399
Net Assets (100%)
Applicable to 88,279,840 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,088,884
Net Asset Value Per Share				$23.66

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid in Capital	1,463,512
Undistributed Net Investment Income	45,821
Accumulated Net Realized Gains	112,823
Unrealized Appreciation (Depreciation)
Investment Securities	465,868
Futures Contracts	788
Swap Contracts	63
Foreign Currencies	9
Net Assets	2,088,884

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2013.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At December 31, 2013, the aggregate value of these securities was $70,965,000, representing 3.4% of net assets.
5 Adjustable-rate security.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Cash of $620,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends[1]	32,312
Interest	20,928
Securities Lending	34
Total Income	53,274
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,113
Performance Adjustment	(47)
The Vanguard Group—Note C
Management and Administrative	3,543
Marketing and Distribution	332
Custodian Fees	48
Auditing Fees	27
Shareholders’ Reports	42
Trustees’ Fees and Expenses	5
Total Expenses	5,063
Net Investment Income	48,211
Realized Net Gain (Loss)
Investment Securities Sold	113,422
Futures Contracts	689
Swap Contracts	8
Foreign Currencies	(28)
Realized Net Gain (Loss)	114,091
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	179,092
Futures Contracts	752
Swap Contracts	63
Foreign Currencies	8
Change in Unrealized Appreciation
(Depreciation)	179,915
Net Increase (Decrease) in Net Assets
Resulting from Operations	342,217

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,211	45,633
Realized Net Gain (Loss)	114,091	55,621
Change in Unrealized Appreciation (Depreciation)	179,915	83,718
Net Increase (Decrease) in Net Assets Resulting from Operations	342,217	184,972
Distributions
Net Investment Income	(45,598)	(42,454)
Realized Capital Gain	(39,795)	—
Total Distributions	(85,393)	(42,454)
Capital Share Transactions
Issued	248,325	234,182
Issued in Lieu of Cash Distributions	85,393	42,454
Redeemed	(193,131)	(157,830)
Net Increase (Decrease) from Capital Share Transactions	140,587	118,806
Total Increase (Decrease)	397,411	261,324
Net Assets
Beginning of Period	1,691,473	1,430,149
End of Period[2]	2,088,884	1,691,473

1 Dividends are net of foreign withholding taxes of $350,000.

2 Net Assets—End of Period includes undistributed net investment income of $45,821,000 and $43,228,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.70	$18.90	$18.70	$17.35	$14.85
Investment Operations
Net Investment Income	.540	.547	.552	.506	.526
Net Realized and Unrealized Gain (Loss)
on Investments	3.450	1.800	.143	1.369	2.674
Total from Investment Operations	3.990	2.347	.695	1.875	3.200
Distributions
Dividends from Net Investment Income	(.550)	(.547)	(.495)	(.525)	(.700)
Distributions from Realized Capital Gains	(.480)	—	—	—	—
Total Distributions	(1.030)	(.547)	(.495)	(.525)	(.700)
Net Asset Value, End of Period	$23.66	$20.70	$18.90	$18.70	$17.35

Total Return	19.88%	12.56%	3.70%	11.02%	22.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,089	$1,691	$1,430	$1,397	$1,284
Ratio of Total Expenses to
Average Net Assets[1]	0.27%	0.26%	0.29%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.52%	2.86%	2.95%	2.90%	3.44%
Portfolio Turnover Rate	31%[2]	24%[2]	36%[2]	38%	30%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.01%, and 0.01%.

2 Includes 19%, 18% and 9% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and

Vanguard Balanced Portfolio

evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio may use futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers.

The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2013, the portfolio’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on quarterly average settlement values.

4. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s

Vanguard Balanced Portfolio

maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended December 31, 2013, the portfolio’s average amounts of credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on quarterly average notional amounts.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The portfolio may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Balanced Portfolio

10. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays U.S. Credit A or Better Bond Index. For the year ended December 31, 2013, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before a decrease of $47,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $231,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,299,607	98,165	—
U.S. Government and Agency Obligations	—	152,083	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	15,926	1,300
Corporate Bonds	—	430,467	—
Sovereign Bonds	—	12,857	—
Taxable Municipal Bonds	—	29,380	—
Temporary Cash Investments	—	48,700	—
Futures Contracts—Assets[1]	75	—	—
Swap Contracts—Assets	—	63	—
Total	1,299,682	787,641	1,300
1 Represents variation margin on the last day of the reporting period.

Vanguard Balanced Portfolio

E. At December 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	75	63	138
Liabilities	—	—	—

Realized net gain (loss) on derivatives and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2013, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	689	—	689
Swap Contracts	—	8	8
Realized Net Gain (Loss) on Derivatives	689	8	697

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	752	—	752
Swap Contracts	—	63	63
Change in Unrealized Appreciation (Depreciation) on Derivatives	752	63	815

At December 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2014	(402)	(49,465)	773
Ultra Long U.S. Treasury Bond	March 2014	(7)	(954)	15
				788

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2013, the portfolio had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-front	Periodic
				Fee	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
CMBX.NA.AAA 6/Baa1[2]	5/11/63	MSCS	580	25	0.500	10
CMBX.NA.AAA 6/Baa1[2]	5/11/63	CSFBI	420	20	0.500	9
CMBX.NA.AAA 6/Baa1[2]	5/11/63	MSCS	585	26	0.500	11
CMBX.NA.AAA 6/Baa1[2]	5/11/63	MSCS	630	30	0.500	14
CMBX.NA.AAA 6/Baa1[2]	5/11/63	UBSAG	330	12	0.500	4
CMBX.NA.AAA 6/Baa1[2]	5/11/63	CSFBI	665	32	0.500	15
			3,210			63

1 CSFBI—Credit Suisse First Boston International.
MSCS—Morgan Stanley Capital Services LLC.
UBSAG—UBS AG.
2 CMBX NA—North American Commercial Mortgage-Backed Index.

Vanguard Balanced Portfolio

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2013, the portfolio realized net foreign currency losses of $28,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $8,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2013, the portfolio had $61,291,000 of ordinary income and $101,464,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $1,623,119,000. Net unrealized appreciation of investment securities for tax purposes was $465,366,000, consisting of unrealized gains of $478,354,000 on securities that had risen in value since their purchase and $12,988,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2013, the portfolio purchased $457,896,000 of investment securities and sold $418,963,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $202,896,000 and $159,188,000, respectively.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	11,289	11,794
Issued in Lieu of Cash Distributions	4,051	2,153
Redeemed	(8,769)	(7,905)
Net Increase (Decrease) in Shares Outstanding	6,571	6,042

At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 80% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Balanced Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard

Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $39,795,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 42.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,102.00	$1.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.84	1.38

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Capital Growth Portfolio

Buoyed by soaring stock markets and the skill of its advisor, Vanguard Capital Growth Portfolio returned 38.48% in 2013, well ahead of its comparative standards.

Please note that returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A commitment to health care and technology stocks paid off

The significant and long-standing commitment of PRIMECAP Management Company, the portfolio’s advisor, to health care and information technology stocks rewarded investors handsomely. Each of these sectors accounted for more than 30% of the portfolio’s market value on average during the year and earned benchmark-beating returns. Biotechnology and medical device companies powered health care results; semiconductor firms drove tech stocks.

Strength was deep and wide, also encompassing industrials, the portfolio’s third-largest sector. Only the relatively small consumer staples and materials sectors—which both had double-digit gains—held back results slightly compared with the benchmark. Keep in mind, however, that the portfolio typically looks quite different from the benchmark, reflecting the advisor’s strategy and focus on underappreciated stocks.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows. Also, Vanguard expresses its appreciation to Mitch Milias, PRIMECAP’s co-founder, chairman, and one of the managers of the Capital Growth Portfolio. As part of a natural progression, Mitch relinquished his portfolio management duties in December but remains with the firm in a management and client relationship role. Mitch’s portion of the portfolio was absorbed by the existing advisors, each of whom is responsible for his own portion.

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Capital Growth Portfolio	38.48%	10.30%
S&P 500 Index	32.39	7.41
Variable Insurance Multi-Cap Growth Funds Average[1]	34.10	7.23

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.41%	0.87%

When traveling a long, bumpy road, be sure to pack some patience

The portfolio’s long-term track record has been outstanding, despite some bumps. Its 10.30% average annual return for the past ten years is about 3 percentage points higher than both the return of its benchmark, the Standard & Poor’s 500 Index, and the average return of its peers.

Over time, even a small degree of outperformance can meaningfully affect a portfolio’s value. That’s why many investors remain drawn to active management’s opportunity for market-beating returns—despite considerable research showing that only a minority of active managers outperform their benchmarks.

Because past performance is no guarantee of future results, trying to identify potential winning managers using the common gauge of historical returns often leads to disappointment.

Long-term active outperformance is uncommon in large part because of active management’s typically higher expenses. Impatience can also lead investors to end up with less than they’d hoped for over the long run. Even the best market-beating managers can’t avoid short-term periods of underperformance. An investor who is unwilling to endure some lean years could unwisely abandon a talented manager and miss out on long-term rewards.

(You can read more in The Bumpy Road to Outperformance, available at vanguard.com/research.)

That’s why we recommend paying attention to costs and taking a patient, long-term view, as PRIMECAP does. Vanguard offers access to world-class active managers at costs well below industry averages, to try to give investors the best chance for success.

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the Capital Growth Portfolio’s expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Capital Growth Portfolio

Advisor’s Report

For the fiscal year ended December 31, 2013, Vanguard Capital Growth Portfolio returned 38.48%, exceeding both the 32.39% return of its benchmark, the Standard & Poor’s 500 Index, and the 34.10% average return of its peers. Favorable stock selection and an overweight position in the health care sector, as well as positive stock picks in information technology, accounted for most of the outperformance.

Investment environment

The investment environment was heavily influenced by accommodative central bank policies in the United States, Japan, and Europe. Equity markets in Japan, the United States, and Western Europe performed strongly, but those in developing countries in Asia and Latin America generally declined as China’s economic growth decelerated, the dollar strengthened, and commodity prices fell.

In the United States, risk premiums decreased as investors sought higher returns. This was evident in the stock market, where cyclical sectors outperformed defensive sectors, small-capitalization stocks surpassed large-caps, and companies with weak balance sheets beat those with strong ones. In a reversal of a multiyear trend, equity funds experienced inflows while bond funds saw outflows.

The U.S. and European economies recovered further. Real U.S. GDP growth accelerated to 4.1% in the third quarter as inventory investment picked up, and conditions in Europe improved from depressed levels as the Eurozone emerged in the second quarter from its double-dip recession. The United States also is in an energy boom driven by the adoption of hydraulic fracturing technology. Lower energy imports and prices led to a smaller current account deficit and lower consumer prices.

The housing market remained strong as home sales and housing starts increased year over year, though higher prices and mortgage rates could slow the pace of improvement. Demand for capital goods such as automobiles, aircraft, and consumer durables was robust, aided by low interest rates. Consumer price inflation decelerated, driven in part by a stronger dollar and lower food and energy prices. The labor market further improved but remained relatively weak; although the official unemployment rate dipped to 6.7%, underemployment was high and the workforce participation rate declined.

The S&P 500 Index, after posting its largest annual increase since 1997, ended the year at a record high. The forward price/earnings multiple of approximately 16 times at the end of 2013 appears reasonable by historical standards, but we are skeptical that recent earnings-per-share growth—largely generated through profit-margin expansion and financial engineering—can be sustained unless revenue growth accelerates. Although we still believe that stocks are more attractive than bonds at current prices, the spread between the earnings yield on the S&P 500 Index and the yield on the 10-year U.S. Treasury bond narrowed as stock prices rose and bond prices fell. The 10-year Treasury bond yielded almost 3% at year-end, up about 1.25 percentage points from December 2012.

Management of the portfolio

Favorable stock selection in information technology, health care, industrials, and financials, plus an overweight position in health care, drove the portfolio’s relative outperformance. In technology, it’s worth noting that the portfolio significantly outperformed despite being overweighted in a sector whose index return lagged that of the index overall. Underweight positions in utilities, telecommunication services, consumer staples, and energy also benefited relative returns. The top contributors included Biogen Idec (91%), FedEx (58%), Micron (243%), Adobe (59%), and Charles Schwab (83%).

These positives were partly offset by unfavorable selection in materials, notably Potash Corporation of Saskatchewan (–16%). Average cash reserves of 4.8% during the year detracted from relative returns by almost 2 percentage points.

Market and economic cycles vary in duration and are difficult to predict; however, new technologies that improve upon existing methods tend to be adopted irrespective of such cycles. Our overweight positions in information technology and health care are largely based on our assessment of how technologies are likely to evolve and which companies are best positioned to benefit from adopting them. Investments in those two sectors together constituted more than 60% of average holdings during the year, nearly double their combined weighting of 31% in the index.

In information technology, the internet is burgeoning as new platforms such as smartphones are adopted worldwide and new concepts such as utility computing services, or cloud computing, are developed. We believe we have positioned the portfolio to benefit from internet growth by investing in companies that provide enabling technologies as well as those that offer internet-based services directly to end users.

Our substantial investments in health care reflect our beliefs that innovation will continue and consumption of health care products will grow faster than the overall economy for the foreseeable future. Global demand growth is supported by the aging of populations in most developed countries as well as in China (largely because of its one-child policy); health care spending rises as populations age. On the supply side, the industry’s considerable

Vanguard Capital Growth Portfolio

investments in research and development over the years are resulting in new and more effective therapies for many diseases such as cancer, diabetes, and Alzheimer’s.

We are particularly enthusiastic about investments in health care and information technology, but we continue to seek investment opportunities in all sectors, focusing on companies with better growth prospects over three to five years than their current valuations would suggest.

Although we focus on long-term results, we are encouraged by the significant improvement in 2013 in the portfolio’s return, which generally lagged that of the S&P 500 Index in the three previous calendar years. We remain committed to our investment philosophy based on individual stock selection. This “bottom-up” approach can lead to periods of underperformance when the stocks in the portfolio fall out of favor, but we believe it can generate superior results for investors long term.

Outlook for U.S. equities

Looking ahead to 2014, we are less optimistic about U.S. equities than we have been in recent years. The S&P 500 Index has rebounded by more than 170% since its March 2009 low, and valuations appear stretched in some market segments. Revenue growth remains tepid, profit margins are near record highs, and borrowing costs are approaching record lows. We believe that the scope for further profit margin expansion is limited and that interest rates are likely to return to more normal levels. Unless revenue growth accelerates, we would expect slower earnings growth over the next few years.

We are concerned that the lack of significant consumer inflation in the United States since the Great Recession has led many to assume that these conditions will persist indefinitely. Higher inflation would necessitate higher interest rates, resulting in losses for bondholders and higher debt service costs for borrowers over time. Overall U.S. debt levels remain high relative to GDP, and large, unfunded entitlement program obligations cloud the federal fiscal outlook. High inflation typically leads to lower price/ earnings multiples and stock prices.

Although inflation has yet to show up in consumer prices, asset prices have increased substantially, contributing to record U.S. household net worth of $77 trillion at the end of the third quarter. Despite this, the Federal Reserve has committed to maintaining its ultralow short-term interest-rate policy for the foreseeable future and continues to expand its balance sheet through its monthly bond purchases. Much of this newly created money remains in the banking system as excess reserves, but some of it is probably being used to purchase financial assets, leading to higher financial asset prices. Net interest margins earned by financial institutions are also depressed as a result of low interest rates, and lenders are beginning to ease credit standards in some areas. Corporations issued more debt than ever in 2013. The Federal Reserve’s loose monetary policies appear to be encouraging increased risk-taking and speculation.

Many of the portfolio’s largest holdings, notably in information technology, have very well-capitalized balance sheets, in many cases with large net cash balances. We believe such stocks would benefit relative to companies with more leveraged balance sheets in a rising-interest-rate environment or in a market downturn.

PRIMECAP Management Company

January 9, 2014

Vanguard Capital Growth Portfolio

Portfolio Profile
As of December 31, 2013

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	94	500
Median Market Cap	$58.3B	$70.5B
Price/Earnings Ratio	20.7x	19.2x
Price/Book Ratio	3.7x	2.7x
Yield[2]	1.1%	2.0%
Return on Equity	19.1%	17.9%
Earnings Growth Rate	15.3%	11.0%
Foreign Holdings	11.0%	0.0%
Turnover Rate	7%	—
Expense Ratio[3]	0.41%	—
Short-Term Reserves	4.8%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.94
Beta	1.02

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	8.2%	12.5%
Consumer Staples	0.6	9.8
Energy	4.4	10.3
Financials	5.8	16.2
Health Care	32.0	13.0
Industrials	15.1	10.9
Information Technology	31.2	18.6
Materials	2.7	3.5
Telecommunication Services	0.0	2.3
Utilities	0.0	2.9

Ten Largest Holdings[4] (% of total net assets)
Biogen Idec Inc.	Biotechnology	6.9%
Amgen Inc.	Biotechnology	4.9
Google Inc.	Internet Software
	& Services	4.8
FedEx Corp.	Air Freight
	& Logistics	4.4
Roche Holding AG	Pharmaceuticals	4.2
Texas Instruments Inc.	Semiconductors	3.8
Microsoft Corp.	Systems Software	3.7
Adobe Systems Inc.	Application
	Software	3.6
Eli Lilly & Co.	Pharmaceuticals	3.5
Novartis AG ADR	Pharmaceuticals	3.0
Top Ten		42.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the Capital Growth Portfolio’s expense ratio was 0.41%.
4 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests.

If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended December 31, 2013		of a $10,000
	One Year	Five Years	Ten Years	Investment
Capital Growth Portfolio	38.48%	19.19%	10.30%	$26,642
S&P 500 Index	32.39	17.94	7.41	20,430
Variable Insurance Multi-Cap Growth
Funds Average[1]	34.10	19.18	7.23	20,099

Fiscal-Year Total Returns (%): December 31, 2003–December 31, 2013

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.3%)
Consumer Discretionary (7.8%)
	L Brands Inc.	153,500	9,494
*	DIRECTV	130,361	9,007
	TJX Cos. Inc.	110,300	7,029
	Walt Disney Co.	89,500	6,838
	Carnival Corp.	94,200	3,784
	Mattel Inc.	64,200	3,055
*	Bed Bath & Beyond Inc.	36,900	2,963
	Sony Corp. ADR	162,600	2,811
	Whirlpool Corp.	16,000	2,510
	Ross Stores Inc.	13,400	1,004
	Lowe’s Cos. Inc.	11,300	560
	Macy’s Inc.	6,200	331
			49,386
Consumer Staples (0.5%)
	Costco Wholesale Corp.	22,250	2,648
	Kellogg Co.	11,400	696
			3,344
Energy (4.2%)
	Noble Energy Inc.	128,100	8,725
	Schlumberger Ltd.	58,800	5,299
	EOG Resources Inc.	30,200	5,069
	Transocean Ltd.	80,500	3,978
	Exxon Mobil Corp.	9,800	992
	Encana Corp.	42,500	767
*	Cameron International Corp.	10,900	649
*	Southwestern Energy Co.	14,300	562
	National Oilwell Varco Inc.	6,600	525
			26,566
Financials (5.5%)
	Charles Schwab Corp.	474,600	12,339
	Marsh & McLennan Cos.
	Inc.	248,900	12,037
	Chubb Corp.	40,000	3,865
*	Berkshire Hathaway Inc.
	Class B	31,950	3,788
	Wells Fargo & Co.	47,600	2,161
	American Express Co.	7,800	708
			34,898
Health Care (30.5%)
*	Biogen Idec Inc.	156,200	43,697
	Amgen Inc.	271,771	31,025
	Roche Holding AG	94,800	26,556
	Eli Lilly & Co.	429,600	21,910
	Novartis AG ADR	235,150	18,901
	Medtronic Inc.	264,200	15,163
	Johnson & Johnson	111,100	10,176
*	Life Technologies Corp.	112,209	8,506

*	Boston Scientific Corp.	458,602	5,512
	GlaxoSmithKline plc ADR	82,900	4,426
	Abbott Laboratories	95,700	3,668
	AbbVie Inc.	39,200	2,070
	Sanofi ADR	17,900	960
			192,570
Industrials (14.4%)
	FedEx Corp.	193,700	27,848
	Honeywell International Inc.	126,600	11,567
	Southwest Airlines Co.	559,450	10,540
	United Parcel Service Inc.
	Class B	51,350	5,396
	European Aeronautic
	Defence and Space Co.
	NV	68,600	5,266
	CH Robinson Worldwide
	Inc.	85,600	4,994
	Union Pacific Corp.	29,500	4,956
	Caterpillar Inc.	51,900	4,713
	Boeing Co.	28,700	3,917
	Alaska Air Group Inc.	49,800	3,654
	Deere & Co.	31,500	2,877
	Delta Air Lines Inc.	50,100	1,376
	Canadian Pacific Railway
	Ltd.	6,700	1,014
	PACCAR Inc.	16,000	947
	Expeditors International of
	Washington Inc.	15,600	690
	Donaldson Co. Inc.	12,900	561
	Pall Corp.	3,300	282
			90,598
Information Technology (29.8%)
*	Google Inc. Class A	26,900	30,147
	Texas Instruments Inc.	549,200	24,115
	Microsoft Corp.	624,400	23,371
*	Adobe Systems Inc.	377,200	22,587
	QUALCOMM Inc.	154,800	11,494
	Intuit Inc.	139,900	10,677
*	Micron Technology Inc.	325,800	7,089
	Oracle Corp.	165,300	6,324
	Visa Inc. Class A	26,000	5,790
	Hewlett-Packard Co.	189,450	5,301
	Intel Corp.	200,800	5,213
	EMC Corp.	199,300	5,012
	Accenture plc Class A	46,150	3,795
	KLA-Tencor Corp.	58,300	3,758
	Telefonaktiebolaget LM
	Ericsson ADR	272,000	3,329
	Symantec Corp.	118,700	2,799

Plantronics Inc.	59,450	2,761
NVIDIA Corp.	167,450	2,683
Motorola Solutions Inc.	30,135	2,034
NetApp Inc.	41,900	1,724
Corning Inc.	84,150	1,500
* BlackBerry Ltd.	167,300	1,246
Activision Blizzard Inc.	59,500	1,061
Analog Devices Inc.	19,500	993
Apple Inc.	1,200	673
ASML Holding NV	7,023	658
MasterCard Inc. Class A	700	585
* Entegris Inc.	40,600	471
Applied Materials Inc.	19,600	347
Cisco Systems Inc.	13,400	301
		187,838
Materials (2.6%)
Monsanto Co.	98,500	11,480
Potash Corp. of
Saskatchewan Inc.	104,700	3,451
Praxair Inc.	9,300	1,209
EI du Pont de Nemours
& Co.	2,200	143
Celanese Corp. Class A	1,000	56
		16,339
Total Common Stocks
(Cost $398,245)		601,539
Temporary Cash Investment (4.8%)
Money Market Fund (4.8%)
1 Vanguard Market
Liquidity Fund, 0.125%
(Cost $30,450)	30,450,025	30,450
Total Investments (100.1%)
(Cost $428,695)		631,989
Other Assets and Liabilities (–0.1%)
Other Assets		1,379
Liabilities		(2,086)
		(707)
Net Assets (100%)
Applicable to 26,744,073 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		631,282
Net Asset Value Per Share		$23.60

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	409,563
Undistributed Net Investment Income	5,168
Accumulated Net Realized Gains	13,249
Unrealized Appreciation (Depreciation)
Investment Securities	203,294
Foreign Currencies	8
Net Assets	631,282

• See Note A in Notes to Financial Statements. * Non-income-producing security.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield. ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends[1]	8,059
Interest [2]	45
Securities Lending	38
Total Income	8,142
Expenses
Investment Advisory Fees—Note B	794
The Vanguard Group—Note C
Management and Administrative	1,223
Marketing and Distribution	97
Custodian Fees	11
Auditing Fees	26
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Total Expenses	2,169
Net Investment Income	5,973
Realized Net Gain (Loss)
Investment Securities Sold	13,285
Foreign Currencies	5
Realized Net Gain (Loss)	13,290
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	148,128
Foreign Currencies	(2)
Change in Unrealized Appreciation
(Depreciation)	148,126
Net Increase (Decrease) in Net Assets
Resulting from Operations	167,389

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,973	5,710
Realized Net Gain (Loss)	13,290	14,150
Change in Unrealized Appreciation (Depreciation)	148,126	35,081
Net Increase (Decrease) in Net Assets Resulting from Operations	167,389	54,941
Distributions
Net Investment Income	(5,815)	(3,860)
Realized Capital Gain	(10,932)	(5,896)
Total Distributions	(16,747)	(9,756)
Capital Share Transactions
Issued	166,429	58,413
Issued in Lieu of Cash Distributions	16,747	9,756
Redeemed	(97,786)	(88,134)
Net Increase (Decrease) from Capital Share Transactions	85,390	(19,965)
Total Increase (Decrease)	236,032	25,220
Net Assets
Beginning of Period	395,250	370,030
End of Period[3]	631,282	395,250

1 Dividends are net of foreign withholding taxes of $205,000.
2 Interest income from an affiliated company of the portfolio was $45,000.
3 Net Assets—End of Period includes undistributed net investment income of $5,168,000 and $5,005,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.68	$15.69	$16.38	$15.04	$12.42
Investment Operations
Net Investment Income	.219	.255	.154	.156[1]	.125
Net Realized and Unrealized Gain (Loss)
on Investments	6.421	2.152	(.274)	1.759	3.705
Total from Investment Operations	6.640	2.407	(.120)	1.915	3.830
Distributions
Dividends from Net Investment Income	(.250)	(.165)	(.145)	(.135)	(.145)
Distributions from Realized Capital Gains	(.470)	(.252)	(.425)	(.440)	(1.065)
Total Distributions	(.720)	(.417)	(.570)	(.575)	(1.210)
Net Asset Value, End of Period	$23.60	$17.68	$15.69	$16.38	$15.04

Total Return	38.48%	15.47%	–0.93%	13.08%	34.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$631	$395	$370	$337	$313
Ratio of Total Expenses to
Average Net Assets	0.41%	0.41%	0.42%	0.44%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.13%	1.48%	1.03%	1.05%[1]	0.93%
Portfolio Turnover Rate	7%	6%	11%	7%	8%

1 Net investment income per share and the ratio of net investment income to average net assets include $.031 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2013, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

Vanguard Capital Growth Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $71,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	569,717	31,822	—
Temporary Cash Investments	30,450	—	—
Total	600,167	31,822	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2013, the portfolio had $5,860,000 of ordinary income and $13,266,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $428,695,000. Net unrealized appreciation of investment securities for tax purposes was $203,294,000, consisting of unrealized gains of $211,365,000 on securities that had risen in value since their purchase and $8,071,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2013, the portfolio purchased $93,859,000 of investment securities and sold $35,818,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	8,131	3,496
Issued in Lieu of Cash Distributions	871	579
Redeemed	(4,610)	(5,305)
Net Increase (Decrease) in Shares Outstanding	4,392	(1,230)

At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 65% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Capital Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard Capital
Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $10,932,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,179.41	$2.25
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Conservative Allocation Portfolio

While it was a banner year for U.S. stocks and a strong year for their international counterparts, bonds had a tough year. For the fiscal year ended December 31, 2013, the Conservative Allocation Portfolio returned 9.06%, a result that was in line with the return of its composite benchmark index and more than a percentage point ahead of the average return of peer funds.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns since inception.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks posted strong gains for 2013, while bond returns were negative

The Conservative Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. Although the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% bonds and 40% stocks through the following holdings: VVIF Total Bond Market Index Portfolio (48%), VVIF Equity Index Portfolio (22%), Vanguard Total International Bond Index Fund (12%), Vanguard Total International Stock Index Fund (12%), and Vanguard Extended Market Index Fund (6%).

The Total Bond Market Index Portfolio, which has significant holdings in U.S. government bonds and in corporate bonds, returned –2.29% as the broad U.S. taxable bond market posted its first calendar-year loss in more than a decade. Concerns about the Federal Reserve’s plans to reduce its massive stimulative

Total Returns
		October 19, 2011[1]
		through
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Conservative Allocation Portfolio	9.06%	9.37%
Conservative Allocation Composite Index[2]	9.38	9.54
Variable Insurance Mixed-Asset Target Allocation
Conservative Funds Average[3]	7.72	8.40

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Conservative
	and Expenses[4]	Funds Average[5]
Conservative Allocation Portfolio	0.20%	0.42%

bond-buying program contributed to a sharp rise in bond yields along with price declines over the year.

As we noted in our report six months ago, we increased diversification within the Conservative Allocation Portfolio in midyear by adding a 12% allocation to Vanguard Total International Bond Index Fund. The fund’s return was essentially flat during the time it was included in the portfolio.

As U.S. stocks turned in their best calendar year since the mid-1990s, the VVIF Equity Index Portfolio, which holds larger-company stocks, returned about 32%. The Extended Market Index Fund, holding mid- and small-capitalization stocks, returned about 38%.

Financials had a notable impact on the U.S. stock market, with gains coming from diversified financial services giants, insurance firms, commercial banks, asset managers, and consumer finance companies. Consumer-related stocks also performed well as Americans grew willing to spend more on shopping, dining out, and entertainment.

Abroad, stocks rose smartly in aggregate but still trailed the U.S. market considerably, with Vanguard Total International Stock Index Fund returning about 15%.

A balanced, diversified approach is wise in up and down markets alike

At Vanguard, we always counsel investors to avoid chasing high returns or overreacting to unusual losses. It’s a point worth keeping in mind in view of the robust returns and negative results turned in by stocks and bonds respectively in 2013.

We encourage our clients instead to maintain a balanced and diversified investment program—an approach exemplified by the Conservative Allocation Portfolio.

1 Portfolio inception.

2 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013. 3 Derived from data provided by Lipper, a Thomson Reuters Company.

4 This figure—drawn from the prospectus dated September 30, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2013, the acquired fund fees and expenses were 0.19%.

5 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Conservative Allocation Portfolio

Portfolio Profile
As of December 31, 2013

Total Portfolio Characteristics

Yield[1]	2.2%
Acquired Fund Fees and Expenses[2]	0.20%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	48.3%
Vanguard Variable Insurance Fund
Equity Index Portfolio	22.5
Vanguard Total International Stock
Index Fund Investor Shares	11.9
Vanguard Total International Bond
Index Fund Investor Shares	11.6
Vanguard Extended Market Index
Fund Investor Shares	5.7

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.

2 This figure—drawn from the prospectus dated September 30, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2013, the acquired fund fees and expenses were 0.19%.

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013		of a $10,000
	One Year Since Inception[1]		Investment
Conservative Allocation Portfolio	9.06%	9.37%	$12,178
Conservative Allocation Composite Index[2]	9.38	9.54	12,221
Variable Insurance Mixed-Asset Target
Conservative Funds Average[3]	7.72	8.40	11,942
Dow Jones U.S. Total Stock Market
Float Adjusted Index	33.47	24.70	16,252

Fiscal-Year Total Returns (%): October 19, 2011–December 31, 2013

1 October 19, 2011.

2 Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013. 3 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Vanguard Conservative Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Funds (28.2%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	723,685	22,796
Vanguard Extended
Market Index Fund
Investor Shares	92,656	5,815
		28,611
International Stock Fund (11.9%)
Vanguard Total International
Stock Index Fund
Investor Shares	723,464	12,118

U.S. Bond Fund (48.2%)
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	4,174,316	48,965

International Bond Fund (11.6%)
Vanguard Total
International Bond
Index Fund
Investor Shares	1,192,205	11,815
Total Investment Companies
(Cost $97,852)		101,509
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
1 Vanguard Market
Liquidity Fund, 0.125%
(Cost $247)	247,201	247
Total Investments (100.2%)
(Cost $98,099)		101,756

Market
Value•
($000)
Other Assets and Liabilities (–0.2%)
Other Assets	12
Liabilities	(264)
(252)
Net Assets (100%)
Applicable to 4,254,518 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	101,504
Net Asset Value Per Share	$23.86

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	92,976
Undistributed Net Investment Income	1,852
Accumulated Net Realized Gains	3,019
Unrealized Appreciation (Depreciation)	3,657
Net Assets	101,504

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Income Distributions Received	1,851
Net Investment Income—Note B	1,851
Realized Net Gain (Loss)
Capital Gain Distributions Received	908
Investment Securities Sold	2,128
Realized Net Gain (Loss)	3,036
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	2,241
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,128

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,851	683
Realized Net Gain (Loss)	3,036	582
Change in Unrealized Appreciation (Depreciation)	2,241	1,398
Net Increase (Decrease) in Net Assets Resulting from Operations	7,128	2,663
Distributions
Net Investment Income	(677)	(42)
Realized Capital Gain[1]	(598)	(18)
Total Distributions	(1,275)	(60)
Capital Share Transactions
Issued	59,378	53,353
Issued in Lieu of Cash Distributions	1,275	60
Redeemed	(26,127)	(5,399)
Net Increase (Decrease) from Capital Share Transactions	34,526	48,014
Total Increase (Decrease)	40,379	50,617
Net Assets
Beginning of Period	61,125	10,508
End of Period[2]	101,504	61,125

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $331,000 and $18,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $1,852,000 and $678,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Financial Highlights

			Oct. 19,
	Year Ended		2011[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$22.27	$20.44	$20.00
Investment Operations
Net Investment Income	.514[2]	.424[2]	.172[2]
Capital Gain Distributions Received	.252[2]	.197[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.229	1.268	.268
Total from Investment Operations	1.995	1.889	.440
Distributions
Dividends from Net Investment Income	(.215)	(.041)	—
Distributions from Realized Capital Gains	(.190)	(.018)	—
Total Distributions	(.405)	(.059)	—
Net Asset Value, End of Period	$23.86	$22.27	$20.44

Total Return	9.06%	9.25%	2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$102	$61	$11
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	2.23%	1.97%	0.75[3]
Portfolio Turnover Rate	37%	17%	20%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Conservative Allocation Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the year ended December 31, 2013, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2013, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2013, the portfolio had $2,661,000 of ordinary income and $2,210,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $98,099,000. Net unrealized appreciation of investment securities for tax purposes was $3,657,000, consisting of unrealized gains of $6,192,000 on securities that had risen in value since their purchase and $2,535,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2013, the portfolio purchased $66,321,000 of investment securities and sold $30,432,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	2,591	2,499
Issued in Lieu of Cash Distributions	57	3
Redeemed	(1,139)	(271)
Net Increase (Decrease) in Shares Outstanding	1,509	2,231

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Conservative Allocation Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Allocation Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard
Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $267,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 13.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,066.61	$0.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.25	0.97

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period.

Vanguard® Diversified Value Portfolio

In contrast to 2012, large-company value stocks fell behind their growth counterparts as increasingly confident investors focused less on dividend payouts and more on growth potential. Still, in a year of exceptional equity results, Vanguard Diversified Value Portfolio returned a robust 29.40%, about 3 percentage points behind its comparative standards.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Significant strength in core sectors tempered by some disappointments

The portfolio’s holdings in three of its largest sectors—financials, industrials, and energy—outpaced those in the benchmark index. Financial stocks, for example, returned about 40% for the year, an especially welcome outcome not long after the depths of the 2008–2009 financial crisis.

The smaller information technology and consumer-oriented sectors, however, included some disappointments—even though IT holdings returned well above 30%. Keep in mind, too, that in a portfolio that typically holds fewer than 50 companies, the returns of just a few holdings can lead to divergence from the benchmark.

For more on the portfolio’s strategy and positioning, please see the Advisor’s Report that follows.

Portfolio’s strengths were evident over the past decade

The portfolio’s advisor, Barrow, Hanley, Mewhinney & Strauss, LLC, has earned a reputation for successfully investing in stocks that others have discarded or rejected. This is evident in the portfolio’s

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Diversified Value Portfolio	29.40%	8.32%
Russell 1000 Value Index	32.53	7.58
Variable Insurance Large-Cap Value Funds Average[1]	32.83	6.57

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.35%	0.89%

ten-year average annual return of 8.32%; it outpaced the benchmark index and was almost 2 percentage points ahead of the average return of its peers.

When traveling a long, bumpy road, be sure to pack some patience

Over time, even a small degree of outperformance can meaningfully affect a portfolio’s value. That’s why many investors remain drawn to active management’s opportunity for market-beating returns—despite considerable research showing that only a minority of active managers outperform their benchmarks.

Because past performance is no guarantee of future results, trying to identify potential winning managers using the common gauge of historical returns often leads to disappointment.

Long-term active outperformance is uncommon in large part because of active management’s typically higher expenses. Impatience can also lead investors to end up with less than they’d hoped for over the long run. Even the best market-beating managers—such as your portfolio’s advisor—can’t avoid short-term periods of underperformance. An investor who is unwilling to endure some lean years could unwisely abandon a talented manager and miss out on long-term rewards.

(You can read more in The Bumpy Road to Outperformance, available at vanguard.com/research.)

That’s why we recommend paying attention to costs and taking a patient, long-term view. Vanguard offers access to world-class active managers at costs well below industry averages, to try to give investors the best chance for success.

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the Diversified Value Portfolio’s expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 29.40% for the 12 months ended December 31, 2013, versus 32.53% for the benchmark Russell 1000 Value Index.

The investment environment

U.S. stocks are in their sixth year of advance and recovery. European markets have also rallied, but they lagged during the past year. Emerging markets under-performed, and Japan outperformed. Investment-grade bonds posted a negative return, but low-quality debt instruments did well, reflecting an economy that continues to improve despite a tendency in the news media to overanalyze every hiccup. The Federal Reserve, with its purchases of all sorts of debt, is providing the fuel for the economy’s expansion. Monetary policy promises to be accommodative for another year or more. Any reduction in stimulus should not significantly affect confidence, but unemployment will remain somewhat elevated.

Our successes and shortfalls

We are a rather concentrated large-capitalization value manager, with only about 40 holdings on average. Our median market-cap requirement eliminates from our universe the 50% of lower-cap companies whose equity value is below $6 billion. Although most stocks did well over the 12 months, returns were inversely rank-ordered: Smaller-caps did better than large-caps, and stocks paying low or no dividends outperformed those offering the highest dividends. This should correct in the future.

Energy stock selection benefited the portfolio’s performance, led by Phillips 66 and Marathon Petroleum, as refiners did much better than integrated oil companies. In the financial sector, many holdings posted market-beating returns, most notably consumer credit companies American Express and SLM, as well as PNC Financial, Wells Fargo, and JPMorgan Chase. In fact, financials contributed significantly more than any other sector to total returns. A lack of materials stocks also helped relative performance, as commodities declined in price.

Our consumer staples stocks under-performed the benchmark’s, primarily because of disappointing returns for Diageo, Imperial Tobacco, and Philip Morris, none of which are in the benchmark. Utility picks also detracted.

Significant Portfolio Changes
Period Ended December 31, 2013

New Positions	Comments
Sanofi ADR	Sanofi has one of the most attractive businesses after its patent cliff; 85% of its sales are from products with no patent issues, and its earnings growth profile is appealing. The company has a diversity of strong offerings in diabetes care, animal health, vaccines, over-the-counter consumer products, and drugs for
rare diseases. Despite these attributes, the stock was trading at a below-average valuation of 13 times forward earnings with a 3.8% dividend yield.

Walmart	Although huge, Walmart is still expected to increase its earnings per share by 9% to 10% next year and has an above-average
dividend. The recent disappointing Christmas depressed most
retailers to the point where they sell at relatively low P/Es, and we took advantage of that to initiate a modest position.

Closed Positions	Comments
Baxter	A longtime portfolio holding, Baxter outperformed in previous years. We sold the stock as its price reached the high end in its peer group, with a yield lower than the portfolio’s. Earnings progress has slowed to about the market rate.
Exelis	A spin-off from ITT, the company is exposed to defense spending, and earnings are declining to flat at best. The yield is below average, and the P/E is only slightly below the portfolio’s. The stock recovered well and we sold it.
General Electric	We eliminated our holdings expecting growth to be slow, in
part because the company is remaking itself with expensive
acquisitions and cheap divestitures—sort of like “buy high and sell low!”
Service Corp. International	We sold our stock in this major funeral and cemetery business based on price. The stock had a below-average yield, an
above-average P/E, and moderate growth expectations.
Spectra Energy	We sold Spectra Energy because it was more than 21 times
earnings, and its visibility is limited because it depends on natural-gas prices, which are quite volatile.

Vanguard Diversified Value Portfolio

In the consumer discretionary sector, Carnival was an unfortunate selection; its costs rose and demand fell because of perceived problems with its cruise ships’ reliability and safety after the Costa Concordia wreck and other incidents.

Our portfolio positioning

Many so-called market experts now worry about the overall level of stocks—perhaps some measure of sour grapes from those who didn’t participate fully in the recovery. The very significant “hedge” fund community spent the past five years in investments with low returns and little correlation to equities. They were protecting customers from a bull market, and now they’re offering equity-only products. We think our weighted average price/earnings ratio of 13.2 times expected 2014 results is reasonable given historically low interest rates, low inflation, and an expanding economy.

Some warning signs persist, though, such as the fascination with internet companies with no earnings and, in some cases, no revenue. And strong flows into exchange-traded funds (ETFs) have elevated beyond reason the smallest stocks, as they are purchased according to a formula. We also wonder about their liquidity in a decline. The sponsors are pleased to create units for a buyer, but a seller—particularly in a smaller ETF—might have to settle for a significant discount to net asset value, as is the case in a closed-end mutual fund. Should performance pressures force hedge funds out of other investments and into stocks, we could see an explosive advance in equities.

James P. Barrow, Executive Director

Associate Portfolio Managers:
Jeff Fahrenbruch, Managing Director
David Ganucheau, Managing Director

Barrow, Hanley, Mewhinney & Strauss, LLC
January 14, 2014

Vanguard Diversified Value Portfolio

Portfolio Profile
As of December 31, 2013

Portfolio Characteristics
		Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	42	662	3,653
Median Market Cap	$76.6B	$54.4B	$43.1B
Price/Earnings Ratio	17.0x	17.2x	20.7x
Price/Book Ratio	2.1x	1.8x	2.7x
Yield[3]	2.6%	2.2%	1.8%
Return on Equity	16.0%	12.4%	16.5%
Earnings Growth Rate	6.0%	7.3%	11.4%
Foreign Holdings	11.0%	0.0%	0.0%
Turnover Rate	20%	—	—
Expense Ratio[4]	0.35%	—	—
Short-Term Reserves	2.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.94
Beta	0.88	0.88

Sector Diversification (% of equity exposure)
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	4.3%	6.6%	13.3%
Consumer Staples	10.9	5.9	8.5
Energy	14.6	15.0	9.4
Financials	22.6	29.0	17.3
Health Care	18.1	12.9	12.6
Industrials	14.1	10.6	11.8
Information Technology	4.4	8.9	18.2
Materials	1.2	2.9	3.9
Telecommunication
Services	4.5	2.5	2.1
Utilities	5.3	5.7	2.9

Ten Largest Holdings[5] (% of total net assets)

American Express Co.	Consumer Finance	3.7%
Philip Morris
International Inc.	Tobacco	3.5
Pfizer Inc.	Pharmaceuticals	3.4
WellPoint Inc.	Managed
	Health Care	3.4
Wells Fargo & Co.	Diversified Banks	3.4
Raytheon Co.	Aerospace
	& Defense	3.3
Phillips 66	Oil & Gas Refining
	& Marketing	3.2
JPMorgan Chase & Co.	Diversified Financial
	Services	3.1
ConocoPhillips	Oil & Gas Exploration
	& Production	3.1
Medtronic Inc.	Health Care
	Equipment	3.1
Top Ten		33.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the Diversified Value Portfolio’s expense ratio was 0.35%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended December 31, 2013		of a $10,000
	One Year	Five Years	Ten Years	Investment
Diversified Value Portfolio	29.40%	16.80%	8.32%	$22,234
Russell 1000 Value Index	32.53	16.67	7.58	20,773
Variable Insurance Large-Cap Value
Funds Average[1]	32.83	16.23	6.57	18,896
Dow Jones U.S. Total Stock Market
Float Adjusted Index	33.47	18.86	8.09	21,777

Fiscal-Year Total Returns (%): December 31, 2003–December 31, 2013

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.2%)
Consumer Discretionary (4.2%)
Target Corp.	481,300	30,452
Carnival Corp.	422,200	16,960
		47,412
Consumer Staples (10.7%)
Philip Morris International
Inc.	443,700	38,660
Diageo plc ADR	200,200	26,511
Imperial Tobacco Group
plc ADR	339,600	26,414
Altria Group Inc.	445,800	17,114
Wal-Mart Stores Inc.	136,400	10,733
		119,432
Energy (14.3%)
Phillips 66	463,972	35,786
ConocoPhillips	488,744	34,530
Occidental Petroleum Corp.	324,000	30,812
BP plc ADR	497,800	24,198
Seadrill Ltd.	447,800	18,396
Marathon Petroleum Corp.	176,600	16,199
		159,921
Financials (22.1%)
American Express Co.	454,400	41,228
Wells Fargo & Co.	830,200	37,691
JPMorgan Chase & Co.	600,450	35,114
PNC Financial Services
Group Inc.	425,672	33,024
Capital One Financial Corp.	328,000	25,128
Bank of America Corp.	1,484,246	23,110
Citigroup Inc.	371,730	19,371
SLM Corp.	623,800	16,393
XL Group plc Class A	507,200	16,149
		247,208
Health Care (17.8%)
Pfizer Inc.	1,247,114	38,199
WellPoint Inc.	412,300	38,093
Medtronic Inc.	600,000	34,434
Merck & Co. Inc.	600,700	30,065
Johnson & Johnson	327,900	30,032
Sanofi ADR	514,700	27,603
		198,426

Industrials (13.8%)
Raytheon Co.	400,000	36,280
Honeywell International
Inc.	341,900	31,239
General Dynamics Corp.	325,200	31,073
Emerson Electric Co.	433,200	30,402
Xylem Inc.	396,500	13,719
Illinois Tool Works Inc.	138,500	11,645
		154,358
Information Technology (4.4%)
Microsoft Corp.	843,000	31,553
Intel Corp.	658,000	17,082
		48,635
Materials (1.2%)
EI du Pont de Nemours
& Co.	200,000	12,994

Telecommunication Services (4.5%)
Verizon Communications
Inc.	512,160	25,168
AT&T Inc.	701,027	24,648
		49,816
Utilities (5.2%)
CenterPoint Energy Inc.	978,100	22,672
Public Service Enterprise
Group Inc.	654,900	20,983
Entergy Corp.	225,900	14,293
		57,948
Total Common Stocks
(Cost $868,901)		1,096,150
Temporary Cash Investment (2.1%)
Money Market Fund (2.1%)
1 Vanguard Market
Liquidity Fund, 0.125%
(Cost $23,013)	23,013,000	23,013
Total Investments (100.3%)
(Cost $891,914)		1,119,163

Market
Value•
($000)
Other Assets and Liabilities (–0.3%)
Other Assets	6,428
Liabilities	(9,377)
(2,949)
Net Assets (100%)
Applicable to 61,664,950 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,116,214
Net Asset Value Per Share	$18.10

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	820,351
Undistributed Net Investment Income	23,649
Accumulated Net Realized Gains	44,965
Unrealized Appreciation (Depreciation)	227,249
Net Assets	1,116,214

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends	29,026
Interest[1]	39
Securities Lending	6
Total Income	29,071
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,277
Performance Adjustment	(57)
The Vanguard Group—Note C
Management and Administrative	2,102
Marketing and Distribution	180
Custodian Fees	19
Auditing Fees	26
Shareholders’ Reports	20
Trustees’ Fees and Expenses	2
Total Expenses	3,569
Net Investment Income	25,502
Realized Net Gain (Loss) on
Investment Securities Sold	56,216
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	175,890
Net Increase (Decrease) in Net Assets
Resulting from Operations	257,608

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,502	21,508
Realized Net Gain (Loss)	56,216	29,675
Change in Unrealized Appreciation (Depreciation)	175,890	70,796
Net Increase (Decrease) in Net Assets Resulting from Operations	257,608	121,979
Distributions
Net Investment Income	(21,580)	(18,488)
Realized Capital Gain	—	—
Total Distributions	(21,580)	(18,488)
Capital Share Transactions
Issued	136,995	133,833
Issued in Lieu of Cash Distributions	21,580	18,488
Redeemed	(146,782)	(119,470)
Net Increase (Decrease) from Capital Share Transactions	11,793	32,851
Total Increase (Decrease)	247,821	136,342
Net Assets
Beginning of Period	868,393	732,051
End of Period[2]	1,116,214	868,393

1 Interest income from an affiliated company of the portfolio was $39,000.
2 Net Assets—End of Period includes undistributed net investment income of $23,649,000 and $19,727,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.31	$12.57	$12.33	$11.55	$9.57
Investment Operations
Net Investment Income	.412	.358	.315	.249	.303
Net Realized and Unrealized Gain (Loss)
on Investments	3.731	1.702	.175	.821	2.097
Total from Investment Operations	4.143	2.060	.490	1.070	2.400
Distributions
Dividends from Net Investment Income	(.353)	(.320)	(.250)	(.290)	(.420)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.353)	(.320)	(.250)	(.290)	(.420)
Net Asset Value, End of Period	$18.10	$14.31	$12.57	$12.33	$11.55

Total Return	29.40%	16.50%	3.92%	9.33%	26.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,116	$868	$732	$771	$718
Ratio of Total Expenses to
Average Net Assets[1]	0.35%	0.35%	0.39%	0.40%	0.42%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.65%	2.41%	2.15%	2.95%
Portfolio Turnover Rate	20%	14%	14%	12%	24%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.02%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the year ended December 31, 2013, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $57,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $125,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard Diversified Value Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2013, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio used capital loss carryforwards of $11,223,000 to offset taxable capital gains realized during the year ended December 31, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2013, the portfolio had $25,225,000 of ordinary income and $44,993,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $891,914,000. Net unrealized appreciation of investment securities for tax purposes was $227,249,000, consisting of unrealized gains of $306,730,000 on securities that had risen in value since their purchase and $79,481,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2013, the portfolio purchased $209,073,000 of investment securities and sold $195,501,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	8,511	9,788
Issued in Lieu of Cash Distributions	1,407	1,348
Redeemed	(8,930)	(8,717)
Net Increase (Decrease) in Shares Outstanding	988	2,419

At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 38% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Diversified Value Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard
Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 95.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,129.13	$1.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.79

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Equity Income Portfolio

Vanguard Equity Income Portfolio returned 30.04% in 2013, in line with its dividend-oriented benchmark index and almost 2 percentage points ahead of the average return of peer funds. As stock markets kept climbing, increasingly confident investors focused less on dividend payouts and more on growth potential. Not surprisingly, the portfolio’s slower-growing, higher-yielding companies lagged the 33.55% return of the broad U.S. market.

At year-end, the portfolio’s 30-day SEC yield stood at 2.59%, down from 2.92% at the end of December 2012, as dividends constituted a smaller share of considerably higher stock prices. Still, the portfolio’s yield was more than 1 percentage point higher than that of the broad market as reflected in Vanguard Total Stock Market Index Portfolio.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s largest sectors earned some of its highest returns

Long-established blue-chip industrial and financial companies delivered some of the portfolio’s best results and accounted for nearly 40% of its total return. Performance was strong across industry groups, with double-digit gains in all ten sectors.

Compared with the benchmark index, the advisors’ selections among consumer discretionary and utilities stocks were notable successes, but industrials and financials held back results.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

When traveling a long, bumpy road, be sure to pack some patience

For the decade, the Equity Income Portfolio produced an 8.40% average annual return, in line with that of its benchmark index (which, like all indexes, incurs no expenses). The advisors’ dividend-focused active strategy helped the portfolio outpace two important standards—the broad U.S. market and the average return of peer funds.

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Equity Income Portfolio	30.04%	8.40%
Spliced Equity Income Index[1]	30.34	8.63
Variable Insurance Equity Income Funds Average[2]	28.11	6.97

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.33%	0.88%

Over time, even a small degree of outperformance can meaningfully affect a portfolio’s value. That’s why many investors remain drawn to active management’s opportunity for market-beating returns—despite considerable research showing that only a minority of active managers outperform their benchmarks.

Because past performance is no guarantee of future results, trying to identify potential winning managers using the common gauge of historical returns often leads to disappointment.

Long-term active outperformance is uncommon largely because of active management’s typically higher expenses. Impatience can also lead investors to end up with less than they’d hoped for over the long run. Even the best market-beating managers can’t avoid short-term periods of underperformance. An investor who is unwilling to endure some lean years could unwisely abandon a talented manager and miss out on long-term rewards.

(You can read more in The Bumpy Road to Outperformance, available at vanguard.com/research.)

That’s why we recommend paying attention to costs and taking a patient, long-term view. Vanguard offers access to world-class active managers at costs well below industry averages, to try to give investors the best chance for success.

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the Equity Income
Portfolio’s expense ratio was 0.32%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Equity Income Portfolio

Advisors’ Report

Vanguard Equity Income Portfolio returned 30.04% in 2013, in line with the 30.34% return of the FTSE High Dividend Yield Index and almost 2 percentage points ahead of the average return of peer funds. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during 2013 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on January 13, 2014.

Wellington Management Company, LLP

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,

Senior Vice President T

he 2013 performance of the Standard & Poor’s 500 Index was its strongest in 15 years. Results were driven by increasing investor confidence that the economy would keep expanding and by the favorable monetary environment created by quantitative easing.

Corporate profits have grown nicely, but the biggest factor behind the markets’ surge was expanding valuation multiples as investors anticipated profits rising further. We share this optimism but are cognizant that risks remain.

The prospect of quantitative easing’s unwinding has resulted in higher interest rates. This could have unintended consequences, particularly for U.S. housing sectors but also for emerging economies, whose currencies came under pressure from fears of tighter U.S. monetary policy. U.S. deficits have diminished but longer-term challenges remain, and the recent problems with the rollout of the Affordable Care Act add more uncertainty.

The U.S. economy appears to be strengthening as we enter 2014, as evidenced by improving employment trends, plans for higher capital spending, and stronger consumer confidence. In addition, many of last year’s concerns, such as higher taxation and the budget sequester, have now annualized, providing a stronger base for growth.

Europe also continues to improve, and we expect growth in 2014, albeit at moderate rates. Germany and the United Kingdom have the most robust activity, but some of the Southern European countries that experienced the worst economic stress appear to be stabilizing as well.

China’s economy is still growing, albeit at a slowing rate. An effort to rebalance its economy to be more consumer-oriented faces challenges such as rapid credit growth, speculative real estate markets, and environmental problems. We believe the country will manage these issues, but disruption to the process remains a risk.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	64	583	Employs a fundamental approach to identify desirable
Company, llp			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Equity	35	315	Employs a quantitative fundamental management
Investment Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	1	13	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Equity Income Portfolio

Significant portfolio purchases during the past 12 months included new positions in Verizon, Home Depot, energy company Suncor, and Wal-Mart. We sold our holdings in General Mills and animal-health firm Zoetis as they achieved our target prices. We swapped Lowe’s for Home Depot, which we believe offers better upside potential and a more attractive dividend yield, and we sold our stock in insurer Swiss Re because of its eroding fundamentals.

Vanguard Equity Investment Group

Portfolio Managers:
James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Higher-dividend-yielding equities lagged the overall U.S. equity market by about 3 percentage points, and the Russell 3000 Index was up more than 33%. Overall, U.S. equities delivered their largest calendar-year return since 1995, when the market gained more than 36%.

The past year was one of investor and economic optimism. GDP growth exceeded expectations, the housing market recovered strongly, unemployment fell further, and consumer confidence improved. However, such rapid, strong gains raise questions about whether the equity market has gotten a little ahead of itself.

The worldwide picture remains mixed. The United States continues to lead the recovery from the recession, but improvement is still slow, uneven, and well below post-World War II averages. With manufacturing, consumer confidence, and the housing market improved, the Federal Reserve announced it would start tapering its extraordinary quantitative easing program—even though the unemployment rate stayed north of 7% until late in the year—and interest rates rose.

Elsewhere, Europe is holding steady, and recent weakness in China appears to be turning around. Within the High Dividend Yield equity universe, all ten sectors advanced. Industrial, financial, and information technology companies led, and telecommunications and utility stocks brought up the rear.

For the year, results of the stock selection models we use to rank companies against their industry peers were mixed. Our sentiment, quality, and growth models succeeded in identifying the top performers and helped results, but our management decisions and valuation models were ineffective and detracted.

Our stock selection was positive in six sectors and negative in four relative to the benchmark index. Choices in consumer discretionary, materials, and industrials contributed the most to relative returns. In consumer discretionary, overweight positions in H&R Block, Gannett, and Las Vegas Sands were the top performers. LyondellBasell Industries and PPG Industries led in materials, as did Boeing, Northrup Grumman, and Raytheon in industrials.

Company picks in consumer staples and financials were the largest relative detractor, primarily because of underweight allocations to good performers: Walgreens, Coca-Cola, and Procter & Gamble in the consumer sector and Prudential Financial, PNC Financial Services, and Marsh & McLennan in financials.

We cannot predict how broad economic or political events will affect the markets. However, we are confident that the stock market will have worthwhile returns for long-term investors, and we believe that equity exposure will remain an important part of a diversified investment plan. We thank you for your investment and look forward to the new fiscal year.

Vanguard Equity Income Portfolio

Portfolio Profile
As of December 31, 2013

Portfolio Characteristics
		Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	144	378	3,653
Median Market Cap	$99.2B	$104.6B	$43.1B
Price/Earnings Ratio	17.0x	17.6x	20.7x
Price/Book Ratio	2.6x	2.6x	2.7x
Yield[3]	2.6%	3.1%	1.8%
Return on Equity	17.8%	18.1%	16.5%
Earnings Growth Rate	8.9%	6.2%	11.4%
Foreign Holdings	9.8%	0.0%	0.0%
Turnover Rate	34%	—	—
Expense Ratio[4]	0.33%	—	—
Short-Term Reserves	0.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.90
Beta	1.03	0.77

Sector Diversification (% of equity exposure)
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	6.1%	5.9%	13.3%
Consumer Staples	12.9	15.9	8.5
Energy	12.2	12.7	9.4
Financials	16.2	12.8	17.3
Health Care	12.8	11.6	12.6
Industrials	14.3	14.0	11.8
Information Technology	11.2	10.3	18.2
Materials	4.1	4.4	3.9
Telecommunication
Services	4.1	4.8	2.1
Utilities	6.1	7.6	2.9

Ten Largest Holdings[5] (% of total net assets)

Johnson & Johnson	Pharmaceuticals	3.9%
Exxon Mobil Corp.	Integrated Oil
	& Gas	3.8
Chevron Corp.	Integrated Oil
	& Gas	3.4
Wells Fargo & Co.	Diversified Banks	3.4
Microsoft Corp.	Systems Software	3.3
General Electric Co.	Industrial
	Conglomerates	2.8
JPMorgan Chase & Co.	Other Diversified
	Financial Services	2.8
Merck & Co. Inc.	Pharmaceuticals	2.5
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	2.4
Pfizer Inc.	Pharmaceuticals	2.2
Top Ten		30.5%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.

2 Dow Jones U.S. Total Stock Market Float Adjusted Index.

3 30-day SEC yield for the portfolio; annualized dividend yield for the index.

4 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the Equity Income Portfolio’s expense ratio was 0.32%.

5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Portfolio	30.04%	16.85%	8.40%	$22,405
Spliced Equity Income Index[1]	30.34	16.97	8.63	22,877
Variable Insurance Equity Income
Funds Average[2]	28.11	16.07	6.97	19,623
Dow Jones U.S. Total Stock Market
Float Adjusted Index	33.47	18.56	8.09	21,777

Fiscal-Year Total Returns (%): December 31, 2003–December 31, 2013

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter. 2 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.7%)[1]
Consumer Discretionary (5.9%)
Home Depot Inc.	157,200	12,944
WPP plc	336,681	7,711
McDonald’s Corp.	73,696	7,151
Mattel Inc.	144,000	6,851
Thomson Reuters Corp.	143,300	5,420
Las Vegas Sands Corp.	40,100	3,163
Gannett Co. Inc.	67,800	2,006
GameStop Corp. Class A	36,500	1,798
H&R Block Inc.	61,200	1,777
Ford Motor Co.	112,800	1,740
Time Warner Cable Inc.	9,000	1,219
Cracker Barrel Old
Country Store Inc.	8,000	881
Cablevision Systems Corp.
Class A	33,200	595
Wynn Resorts Ltd.	1,800	350
Best Buy Co. Inc.	8,200	327
Staples Inc.	7,300	116
		54,049
Consumer Staples (12.7%)
Philip Morris International
Inc.	172,873	15,062
Wal-Mart Stores Inc.	170,385	13,407
Kraft Foods Group Inc.	237,684	12,816
Procter & Gamble Co.	148,000	12,049
Unilever NV	233,500	9,394
PepsiCo Inc.	104,000	8,626
Altria Group Inc.	201,780	7,746
Diageo plc ADR	47,000	6,224
Coca-Cola Co.	133,524	5,516
Anheuser-Busch InBev
NV ADR	49,700	5,291
Kimberly-Clark Corp.	47,060	4,916
Sysco Corp.	93,600	3,379
Walgreen Co.	47,600	2,734
Imperial Tobacco Group plc	58,730	2,277
General Mills Inc.	44,200	2,206
British American Tobacco
plc	33,889	1,819
Molson Coors Brewing Co.
Class B	29,500	1,656
Nu Skin Enterprises Inc.
Class A	2,200	304
Lorillard Inc.	5,700	289
		115,711
Energy (11.9%)
Exxon Mobil Corp.	339,950	34,403
Chevron Corp.	248,400	31,028
Occidental Petroleum
Corp.	126,450	12,025
ConocoPhillips	163,620	11,560
Suncor Energy Inc.	274,900	9,635

Royal Dutch Shell plc
Class B	124,682	4,703
BP plc ADR	92,300	4,487
Ensco plc Class A	16,900	966
		108,807
Financials (15.6%)
Wells Fargo & Co.	678,500	30,804
JPMorgan Chase & Co.	428,500	25,059
Marsh & McLennan Cos.
Inc.	385,400	18,638
BlackRock Inc.	43,400	13,735
PNC Financial Services
Group Inc.	137,200	10,644
ACE Ltd.	81,100	8,396
Chubb Corp.	67,560	6,528
M&T Bank Corp.	52,400	6,100
US Bancorp	131,800	5,325
Plum Creek Timber Co.
Inc.	65,000	3,023
Fifth Third Bancorp	114,900	2,416
Aflac Inc.	30,600	2,044
Huntington Bancshares
Inc.	204,700	1,975
Axis Capital Holdings Ltd.	36,000	1,713
Protective Life Corp.	22,300	1,130
Invesco Ltd.	30,900	1,125
StanCorp Financial Group
Inc.	15,900	1,053
Prudential Financial Inc.	8,100	747
American National
Insurance Co.	6,100	699
Allstate Corp.	7,000	382
Principal Financial Group
Inc.	6,300	311
Fulton Financial Corp.	19,700	258
Waddell & Reed Financial
Inc. Class A	3,800	247
		142,352
Health Care (12.5%)
Johnson & Johnson	392,486	35,948
Merck & Co. Inc.	459,174	22,981
Pfizer Inc.	651,299	19,949
Roche Holding AG	42,116	11,798
Baxter International Inc.	80,700	5,613
AbbVie Inc.	97,400	5,144
AstraZeneca plc ADR	79,900	4,744
Eli Lilly & Co.	72,720	3,709
Bristol-Myers Squibb Co.	60,760	3,229
Medtronic Inc.	8,100	465
Meridian Bioscience Inc.	6,000	159
		113,739
Industrials (14.1%)
General Electric Co.	918,652	25,750
United Technologies Corp.	166,630	18,963

3M Co.	97,440	13,666
Eaton Corp. plc	162,000	12,331
United Parcel Service Inc.
Class B	104,400	10,970
Waste Management Inc.	153,900	6,906
Illinois Tool Works Inc.	68,900	5,793
Boeing Co.	41,800	5,705
Lockheed Martin Corp.	38,300	5,694
Schneider Electric SA	58,884	5,137
Stanley Black & Decker Inc.	54,590	4,405
Raytheon Co.	33,400	3,029
General Dynamics Corp.	30,800	2,943
Northrop Grumman Corp.	25,268	2,896
L-3 Communications
Holdings Inc.	19,800	2,116
RR Donnelley & Sons Co.	67,800	1,375
Emerson Electric Co.	4,500	316
Deluxe Corp.	5,000	261
		128,256
Information Technology (11.0%)
Microsoft Corp.	798,600	29,892
Intel Corp.	623,600	16,189
Cisco Systems Inc.	580,100	13,023
Analog Devices Inc.	215,700	10,986
Symantec Corp.	246,100	5,803
Xilinx Inc.	99,000	4,546
Maxim Integrated Products
Inc.	115,800	3,232
Texas Instruments Inc.	64,000	2,810
Seagate Technology plc	44,000	2,471
Applied Materials Inc.	139,500	2,468
Harris Corp.	28,800	2,010
Broadridge Financial
Solutions Inc.	48,900	1,932
Computer Sciences Corp.	29,900	1,671
Western Union Co.	85,000	1,466
Lexmark International Inc.
Class A	32,900	1,169
Xerox Corp.	14,200	173
		99,841
Materials (4.1%)
International Paper Co.	170,600	8,364
EI du Pont de Nemours &
Co.	122,291	7,945
Dow Chemical Co.	172,600	7,663
Nucor Corp.	95,700	5,108
LyondellBasell Industries
NV Class A	32,400	2,601
Avery Dennison Corp.	34,900	1,752
Olin Corp.	60,300	1,740
Schweitzer-Mauduit
International Inc.	26,300	1,354
Packaging Corp. of America	7,200	456
		36,983

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Other (0.9%)
2 Vanguard Value ETF	104,300	7,967

Telecommunication Services (4.0%)
Verizon Communications
Inc.	439,802	21,612
AT&T Inc.	389,860	13,708
Vodafone Group plc ADR	38,600	1,517
		36,837
Utilities (6.0%)
National Grid plc	663,530	8,679
UGI Corp.	194,300	8,056
Northeast Utilities	140,300	5,947
Xcel Energy Inc.	209,100	5,842
NextEra Energy Inc.	56,740	4,858
Exelon Corp.	92,700	2,539
Public Service Enterprise
Group Inc.	68,100	2,182
Edison International	46,800	2,167
PG&E Corp.	51,500	2,075
Ameren Corp.	52,500	1,898
AGL Resources Inc.	37,900	1,790
Atmos Energy Corp.	38,900	1,767
Black Hills Corp.	25,884	1,359
Vectren Corp.	34,800	1,235
Otter Tail Corp.	36,500	1,068
Wisconsin Energy Corp.	20,000	827
PNM Resources Inc.	31,700	765
OGE Energy Corp.	22,300	756
Duke Energy Corp.	6,700	462
Dominion Resources Inc.	5,200	336
UNS Energy Corp.	1,700	102
		54,710
Total Common Stocks
(Cost $701,392)		899,252
Temporary Cash Investments (1.3%)[1]
Money Market Fund (0.6%)
3 Vanguard Market
Liquidity Fund, 0.125%	5,745,831	5,746

		Face	Market
	Amount		Value•
		($000)	($000)
	Repurchase Agreement (0.5%)
	BNP Paribas Securities Corp.
	0.010%, 1/2/14
	(Dated 12/31/2013,
	Repurchase Value
	$4,300,000, collateralized
	by Federal National
	Mortgage Assn.,
	2.500%–3.000%,
	9/1/27–8/1/43, with a value
	of $4,386,000)	4,300	4,300

U.S. Government and Agency Obligations (0.2%)
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.070%, 2/5/14	100	100
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.125%, 5/30/14	1,000	999
4	United States Treasury
	Note/Bond, 1.750%, 3/31/14	500	502
			1,601
Total Temporary Cash Investments
	(Cost $11,647)		11,647
	Total Investments (100.0%)
	(Cost $713,039)		910,899
Other Assets and Liabilities (0.0%)
	Other Assets		2,946
	Liabilities		(2,885)
			61
	Net Assets (100%)
Applicable to 40,746,904 outstanding
$.001 par value shares of beneficial
	interest (unlimited authorization)		910,960
	Net Asset Value Per Share		$22.36

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	646,186
Undistributed Net Investment Income	20,778
Accumulated Net Realized Gains	45,954
Unrealized Appreciation (Depreciation)
Investment Securities	197,860
Futures Contracts	176
Foreign Currencies	6
Net Assets	910,960

• See Note A in Notes to Financial Statements.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.5% and 0.5%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Securities with a value of $1,200,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	24,617
Interest[1]	41
Securities Lending	37
Total Income	24,695
Expenses
Investment Advisory Fees—Note B
Basic Fee	742
Performance Adjustment	3
The Vanguard Group—Note C
Management and Administrative	1,658
Marketing and Distribution	127
Custodian Fees	37
Auditing Fees	30
Shareholders’ Reports	29
Trustees’ Fees and Expenses	2
Total Expenses	2,628
Net Investment Income	22,067
Realized Net Gain (Loss)
Investment Securities Sold[1]	60,428
Futures Contracts	6,212
Foreign Currencies	(2)
Realized Net Gain (Loss)	66,638
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	120,031
Futures Contracts	247
Foreign Currencies	4
Change in Unrealized Appreciation
(Depreciation)	120,282
Net Increase (Decrease) in Net Assets
Resulting from Operations	208,987

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,067	18,778
Realized Net Gain (Loss)	66,638	31,136
Change in Unrealized Appreciation (Depreciation)	120,282	27,655
Net Increase (Decrease) in Net Assets Resulting from Operations	208,987	77,569
Distributions
Net Investment Income	(18,855)	(15,090)
Realized Capital Gain	—	—
Total Distributions	(18,855)	(15,090)
Capital Share Transactions
Issued	135,179	103,954
Issued in Lieu of Cash Distributions	18,855	15,090
Redeemed	(105,436)	(72,485)
Net Increase (Decrease) from Capital Share Transactions	48,598	46,559
Total Increase (Decrease)	238,730	109,038
Net Assets
Beginning of Period	672,230	563,192
End of Period[3]	910,960	672,230

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $176,000, $32,000, and $0, respectively. 2 Dividends are net of foreign withholding taxes of $153,000.

3 Net Assets—End of Period includes undistributed net investment income of $20,778,000 and $17,568,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.63	$15.93	$14.78	$13.26	$12.08
Investment Operations
Net Investment Income	.532	.481	.417	.374	.414
Net Realized and Unrealized Gain (Loss)
on Investments	4.681	1.632	1.088	1.540	1.401
Total from Investment Operations	5.213	2.113	1.505	1.914	1.815
Distributions
Dividends from Net Investment Income	(.483)	(.413)	(.355)	(.394)	(.600)
Distributions from Realized Capital Gains	—	—	—	—	(.035)
Total Distributions	(.483)	(.413)	(.355)	(.394)	(.635)
Net Asset Value, End of Period	$22.36	$17.63	$15.93	$14.78	$13.26

Total Return	30.04%	13.40%	10.27%	14.71%	16.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$911	$672	$563	$474	$409
Ratio of Total Expenses to
Average Net Assets[1]	0.32%	0.33%	0.33%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.71%	2.99%	2.92%	2.82%	3.36%
Portfolio Turnover Rate	34%	28%	27%	40%	56%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, 0.01%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2013, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The portfolio may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements

Vanguard Equity Income Portfolio

with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the FTSE High Dividend Yield Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $233,000 for the year ended December 31, 2013.

For the year ended December 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before an increase of $3,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $102,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Equity Income Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	857,128	42,124	—
Temporary Cash Investments	5,746	5,901	—
Futures Contracts—Assets[1]	25	—	—
Total	862,899	48,025	—

E. At December 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2014	10	4,603	170
E-mini S&P 500 Index	March 2014	27	2,485	6
				176

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio used a capital loss carryforward of $20,776,000 to offset taxable capital gains realized during the year ended December 31, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2013, the portfolio had $21,890,000 of ordinary income and $46,112,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $713,039,000. Net unrealized appreciation of investment securities for tax purposes was $197,860,000, consisting of unrealized gains of $201,946,000 on securities that had risen in value since their purchase and $4,086,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2013, the portfolio purchased $352,696,000 of investment securities and sold $266,770,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	6,743	6,168
Issued in Lieu of Cash Distributions	990	901
Redeemed	(5,118)	(4,298)
Net Increase (Decrease) in Shares Outstanding	2,615	2,771

At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 76% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Income Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard Equity

Income Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 98.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,128.15	$1.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.59	1.63

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Equity Index Portfolio

U.S. stocks led global markets in 2013 as investor confidence trumped political wrangling in Washington, a mixed economic picture, and fiscal policy uncertainty. For the fiscal year ended December 31, 2013, Vanguard Equity Index Portfolio returned 32.18%. The portfolio’s performance was in line with that of its benchmark index and the average return of peer funds (both at 32.39%).

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A broad spectrum of sectors produced an impressive result

In 2013, the stock market overcame many challenges to investors’ confidence. High on the list was uncertainty about when the Federal Reserve would curtail its stimulative bond-buying program.

In addition, investors confronted the U.S. government shutdown, the failure of Cyprus’s banking system, and a sluggish global economy. Nonetheless, corporate profits impressed, and investors displayed growing confidence in the market.

Stocks of every size, style, and sector participated in the rally, which sent the return of the Standard & Poor’s 500 Index above 30%. This index, which the Equity Index Portfolio seeks to track, consists of 500 of the largest U.S. companies and accounts for more than three-quarters of the U.S. stock market’s value.

Each of the portfolio’s ten industry sectors recorded double-digit returns, but just five accounted for three-quarters of its gain: financials, health care, information technology, consumer discretionary, and industrials.

The financial sector, the portfolio’s second largest, returned nearly 36%. Notable gains came from diversified financial services giants, insurance firms, commercial banks, asset managers, and consumer finance companies.

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Equity Index Portfolio	32.18%	7.31%
S&P 500 Index	32.39	7.41
Variable Insurance Large-Cap Core Funds Average[1]	32.39	6.40

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.17%	0.87%

The health care, consumer discretionary, and industrial sectors each returned more than 40%. Major pharmaceutical and biotechnology companies shined as pipelines for new medicines expanded. Within the consumer discretionary sector, media corporations and internet and specialty retailers reaped rewards from favorable trends among customers and in the broad economy.

Setting the pace in industrials were the aerospace and defense industries, where technological improvements and cost management have helped some companies offset cuts in government spending. Information technology, the portfolio’s largest sector, returned about 28% overall as software, internet, data processing services, and semiconductor stocks flourished. The consumer staples, energy, and materials sectors had returns of about 25%.

The portfolio sustained its lead over large-cap core peers

For the decade through December 2013, the Equity Index Portfolio recorded an average annual return of 7.31%. This result was in line with that of the portfolio’s target, the S&P 500 Index, which has no transaction costs or operating expenses.

The close index tracking is all the more impressive when you remember that those ten years included the financial crisis and global recession of 2008–2009, which sent markets reeling. Vanguard Equity Investment Group, the portfolio’s advisor, deserves credit for its success in tracking the benchmark.

The advisor was helped by the portfolio’s low expenses, which are far below the average for its peer group. Over the decade, the portfolio topped the 6.40% average annual return of its peers.

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the portfolio’s expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Equity Index Portfolio

Portfolio Profile
As of December 31, 2013

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	502	500	3,653
Median Market Cap	$70.5B	$70.5B	$43.0B
Price/Earnings Ratio	19.2x	19.2x	20.7x
Price/Book Ratio	2.7x	2.7x	2.7x
Yield[3]	1.8%	2.0%	1.8%
Return on Equity	18.1%	17.9%	16.5%
Earnings Growth Rate	11.0%	11.0%	11.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Expense Ratio[4]	0.17%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	1.00
Beta	1.00	0.95

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	12.5%	12.5%	13.3%
Consumer Staples	9.8	9.8	8.5
Energy	10.3	10.3	9.4
Financials	16.2	16.2	17.3
Health Care	13.0	13.0	12.6
Industrials	10.9	10.9	11.8
Information Technology	18.6	18.6	18.1
Materials	3.5	3.5	3.9
Telecommunication
Services	2.3	2.3	2.1
Utilities	2.9	2.9	3.0

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Computer Hardware	3.0%
Exxon Mobil Corp.	Integrated Oil
	& Gas	2.7
Google Inc.	Internet Software
	& Services	1.9
Microsoft Corp.	Systems Software	1.7
General Electric Co.	Industrial
	Conglomerates	1.7
Johnson & Johnson	Pharmaceuticals	1.6
Chevron Corp.	Integrated Oil
	& Gas	1.5
Procter & Gamble Co.	Household Products	1.3
JPMorgan Chase & Co.	Diversified
	Financial Services	1.3
Wells Fargo & Co.	Diversified Banks	1.3
Top Ten		18.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the expense ratio was 0.16%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	32.18%	17.80%	7.31%	$20,253
S&P 500 Index	32.39	17.94	7.41	20,430
Variable Insurance Large-Cap Core
Funds Average[1]	32.39	17.02	6.40	18,605
Dow Jones U.S. Total Stock Market
Float Adjusted Index	33.47	18.86	8.09	21,777

Fiscal Year Total Returns (%): December 31, 2003–December 31, 2013

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (12.5%)
*	Amazon.com Inc.	71,692	28,590
	Comcast Corp. Class A	477,245	24,800
	Walt Disney Co.	315,735	24,122
	Home Depot Inc.	272,211	22,414
	McDonald’s Corp.	192,389	18,667
	Twenty-First Century
	Fox Inc. Class A	379,430	13,348
	Time Warner Inc.	174,751	12,184
	Ford Motor Co.	761,181	11,745
*	priceline.com Inc.	9,949	11,565
	Starbucks Corp.	145,701	11,421
	NIKE Inc. Class B	144,439	11,359
	Lowe’s Cos. Inc.	202,101	10,014
*	General Motors Co.	220,127	8,997
	TJX Cos. Inc.	137,525	8,764
	Target Corp.	121,904	7,713
	Time Warner Cable Inc.	54,593	7,397
	CBS Corp. Class B	107,517	6,853
	Viacom Inc. Class B	78,326	6,841
	Johnson Controls Inc.	132,125	6,778
*	DIRECTV	94,502	6,529
	Yum! Brands Inc.	86,145	6,513
	VF Corp.	68,140	4,248
*	Netflix Inc.	11,423	4,206
*	Discovery
	Communications Inc.
	Class A	43,418	3,926
	Macy’s Inc.	70,923	3,787
	Omnicom Group Inc.	49,815	3,705
*	Dollar General Corp.	56,688	3,419
	Carnival Corp.	84,725	3,403
*	Bed Bath & Beyond Inc.	41,308	3,317
	Delphi Automotive plc	54,619	3,284
*	Chipotle Mexican Grill Inc.
	Class A	5,976	3,184
	Ross Stores Inc.	41,876	3,138
*	AutoZone Inc.	6,553	3,132
	Mattel Inc.	65,158	3,100
	Coach Inc.	54,361	3,051
	Wynn Resorts Ltd.	15,615	3,033
	Harley-Davidson Inc.	43,236	2,994
	Starwood Hotels &
	Resorts Worldwide Inc.	36,847	2,927
	L Brands Inc.	47,189	2,919
*	Michael Kors Holdings Ltd.	34,459	2,798
*	O’Reilly Automotive Inc.	20,827	2,681
	Genuine Parts Co.	29,818	2,481
	BorgWarner Inc.	44,250	2,474
	Whirlpool Corp.	15,225	2,388
*	Dollar Tree Inc.	40,428	2,281
	Kohl’s Corp.	39,671	2,251
	Marriott International Inc.
	Class A	43,804	2,162
	PVH Corp.	15,805	2,150
	Best Buy Co. Inc.	52,391	2,089
	Ralph Lauren Corp. Class A	11,632	2,054

	Staples Inc.	127,851	2,032
	Gap Inc.	51,009	1,993
	Tiffany & Co.	21,407	1,986
	Wyndham Worldwide Corp.	25,576	1,885
	Scripps Networks
	Interactive Inc. Class A	21,071	1,821
	Newell Rubbermaid Inc.	55,435	1,797
*	TripAdvisor Inc.	21,517	1,782
*	Mohawk Industries Inc.	11,758	1,751
*	News Corp. Class A	95,723	1,725
	Nordstrom Inc.	27,646	1,709
	H&R Block Inc.	53,018	1,540
	PetSmart Inc.	20,187	1,469
	Interpublic Group
	of Cos. Inc.	82,167	1,454
	Expedia Inc.	20,517	1,429
	PulteGroup Inc.	68,325	1,392
	Darden Restaurants Inc.	25,249	1,373
	Comcast Corp.	26,563	1,325
	Gannett Co. Inc.	44,732	1,323
	Lennar Corp. Class A	32,145	1,272
	Hasbro Inc.	22,490	1,237
*	DR Horton Inc.	54,827	1,224
	Family Dollar Stores Inc.	18,572	1,207
*	Fossil Group Inc.	9,759	1,170
	Goodyear Tire & Rubber Co.	47,984	1,144
	GameStop Corp. Class A	22,809	1,124
	Garmin Ltd.	23,515	1,087
	Harman International
	Industries Inc.	13,252	1,085
	International Game
	Technology	47,943	871
	Leggett & Platt Inc.	27,744	858
*	Urban Outfitters Inc.	20,809	772
	Cablevision Systems Corp.
	Class A	40,623	728
*	AutoNation Inc.	12,581	625
*	Graham Holdings Co.
	Class B	832	552
			399,973
Consumer Staples (9.7%)
	Procter & Gamble Co.	525,524	42,783
	Coca-Cola Co.	733,987	30,321
	Philip Morris
	International Inc.	309,700	26,984
	Wal-Mart Stores Inc.	312,829	24,617
	PepsiCo Inc.	296,500	24,592
	CVS Caremark Corp.	230,061	16,465
	Altria Group Inc.	386,675	14,844
	Mondelez International Inc.
	Class A	338,755	11,958
	Colgate-Palmolive Co.	169,946	11,082
	Costco Wholesale Corp.	84,372	10,041
	Walgreen Co.	168,335	9,669
	Kimberly-Clark Corp.	73,912	7,721
	Kraft Foods Group Inc.	115,020	6,202
	General Mills Inc.	122,214	6,100
	Archer-Daniels-Midland Co.	127,212	5,521
	Whole Foods Market Inc.	71,740	4,149

	Sysco Corp.	112,008	4,043
	Kroger Co.	100,319	3,966
	Estee Lauder Cos. Inc.
	Class A	49,568	3,733
	Lorillard Inc.	70,949	3,596
	Mead Johnson Nutrition Co.	39,181	3,282
	Reynolds American Inc.	61,403	3,070
	Kellogg Co.	49,818	3,042
	Hershey Co.	28,990	2,819
	ConAgra Foods Inc.	81,671	2,752
	Brown-Forman Corp.
	Class B	31,375	2,371
	Clorox Co.	25,087	2,327
*	Constellation Brands Inc.
	Class A	32,005	2,252
	Beam Inc.	31,451	2,141
	JM Smucker Co.	20,195	2,093
	Coca-Cola Enterprises Inc.	46,465	2,050
	Dr Pepper Snapple
	Group Inc.	39,242	1,912
	Tyson Foods Inc. Class A	53,532	1,791
*	Monster Beverage Corp.	26,422	1,791
	McCormick & Co. Inc.	25,365	1,748
	Molson Coors Brewing Co.
	Class B	30,560	1,716
	Safeway Inc.	47,692	1,553
	Campbell Soup Co.	34,816	1,507
	Avon Products Inc.	84,436	1,454
	Hormel Foods Corp.	26,260	1,186
			311,244
Energy (10.3%)
	Exxon Mobil Corp.	844,627	85,476
	Chevron Corp.	371,754	46,436
	Schlumberger Ltd.	254,605	22,942
	ConocoPhillips	236,787	16,729
	Occidental Petroleum Corp.	155,639	14,801
	Phillips 66	115,940	8,942
	EOG Resources Inc.	52,841	8,869
	Halliburton Co.	163,870	8,316
	Anadarko Petroleum Corp.	97,109	7,703
	Apache Corp.	77,189	6,634
	National Oilwell Varco Inc.	82,822	6,587
	Marathon Petroleum Corp.	57,952	5,316
	Valero Energy Corp.	103,935	5,238
	Williams Cos. Inc.	131,631	5,077
	Pioneer Natural
	Resources Co.	27,567	5,074
	Noble Energy Inc.	69,586	4,740
	Marathon Oil Corp.	134,183	4,737
	Baker Hughes Inc.	85,385	4,718
	Kinder Morgan Inc.	130,527	4,699
	Spectra Energy Corp.	129,033	4,596
	Devon Energy Corp.	73,523	4,549
	Hess Corp.	54,786	4,547
	Transocean Ltd.	65,458	3,235
	Cabot Oil & Gas Corp.	81,424	3,156
*	Cameron International Corp.	45,757	2,724
*	Southwestern Energy Co.	67,775	2,666
	Chesapeake Energy Corp.	98,043	2,661

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Range Resources Corp.	31,481	2,654
	EQT Corp.	29,057	2,609
	Ensco plc Class A	44,929	2,569
*	FMC Technologies Inc.	45,810	2,392
	Murphy Oil Corp.	33,837	2,195
	Noble Corp. plc	49,289	1,847
	Helmerich & Payne Inc.	20,728	1,743
	CONSOL Energy Inc.	44,506	1,693
	Tesoro Corp.	25,963	1,519
*	Denbury Resources Inc.	72,803	1,196
	QEP Resources Inc.	34,900	1,070
	Peabody Energy Corp.	52,585	1,027
	Nabors Industries Ltd.	50,631	860
*	Rowan Cos. plc Class A	24,258	858
*	WPX Energy Inc.	38,922	793
	Diamond Offshore
	Drilling Inc.	13,576	773
*	Newfield Exploration Co.	26,438	651
			327,617
Financials (16.1%)
	JPMorgan Chase & Co.	726,832	42,505
	Wells Fargo & Co.	926,860	42,079
*	Berkshire Hathaway Inc.
	Class B	316,563	37,532
	Bank of America Corp.	2,061,446	32,097
	Citigroup Inc.	586,427	30,559
	American Express Co.	178,090	16,158
	American International
	Group Inc.	284,660	14,532
	Goldman Sachs Group Inc.	81,556	14,457
	US Bancorp	353,082	14,265
	MetLife Inc.	216,368	11,667
	Simon Property Group Inc.	59,918	9,117
	Capital One Financial Corp.	111,528	8,544
	Morgan Stanley	267,816	8,399
	Prudential Financial Inc.	89,565	8,260
	PNC Financial Services
	Group Inc.	102,696	7,967
	Bank of New York
	Mellon Corp.	222,268	7,766
	BlackRock Inc.	24,538	7,766
	ACE Ltd.	65,593	6,791
	Travelers Cos. Inc.	70,151	6,351
	State Street Corp.	84,600	6,209
	American Tower
	Corporation	76,140	6,077
	Aflac Inc.	89,764	5,996
	Charles Schwab Corp.	224,261	5,831
	Discover Financial Services	92,243	5,161
	Marsh &
	McLennan Cos. Inc.	105,971	5,125
	BB&T Corp.	135,695	5,064
	IntercontinentalExchange
	Group Inc.	22,244	5,003
	Aon plc	57,986	4,864
	Allstate Corp.	87,584	4,777
	CME Group Inc.	60,635	4,757
	Chubb Corp.	48,473	4,684
	Franklin Resources Inc.	78,324	4,522
	Ameriprise Financial Inc.	37,427	4,306
	Public Storage	27,999	4,214
	T. Rowe Price Group Inc.	50,239	4,209
	McGraw Hill Financial Inc.	52,145	4,078
	SunTrust Banks Inc.	104,231	3,837
*	Berkshire Hathaway Inc.
	Class A	21	3,736
	Fifth Third Bancorp	171,814	3,613
	Weyerhaeuser Co.	113,255	3,575
	Prologis Inc.	96,621	3,570
	Equity Residential	65,004	3,372

	Ventas Inc.	56,597	3,242
	HCP Inc.	88,031	3,197
	Invesco Ltd.	85,854	3,125
	Hartford Financial Services
	Group Inc.	86,164	3,122
	Vornado Realty Trust	33,694	2,992
	Health Care REIT Inc.	55,531	2,975
	Boston Properties Inc.	29,487	2,960
	M&T Bank Corp.	25,201	2,934
	Progressive Corp.	107,079	2,920
	Loews Corp.	59,327	2,862
	Moody’s Corp.	36,440	2,859
	Host Hotels & Resorts Inc.	145,118	2,821
	AvalonBay Communities Inc.	23,520	2,781
	Northern Trust Corp.	43,647	2,701
	Regions Financial Corp.	269,653	2,667
	Lincoln National Corp.	51,150	2,640
	Principal Financial Group Inc.	52,664	2,597
	KeyCorp	175,282	2,352
	SLM Corp.	84,135	2,211
	General Growth
	Properties Inc.	103,582	2,079
	Unum Group	51,223	1,797
	XL Group plc Class A	55,743	1,775
	Leucadia National Corp.	60,214	1,706
	Comerica Inc.	35,728	1,699
	Macerich Co.	26,977	1,589
	Kimco Realty Corp.	79,722	1,575
	Plum Creek Timber Co. Inc.	33,669	1,566
	Huntington Bancshares Inc.	160,845	1,552
	Cincinnati Financial Corp.	28,715	1,504
*	Genworth Financial Inc.
	Class A	96,289	1,495
*	CBRE Group Inc. Class A	54,116	1,423
	Torchmark Corp.	17,656	1,380
*	E*TRADE Financial Corp.	56,051	1,101
	Zions Bancorporation	35,995	1,078
	Assurant Inc.	14,487	961
	People’s United Financial Inc. 61,926		936
	Legg Mason Inc.	20,924	910
	NASDAQ OMX Group Inc.	22,117	880
	Hudson City Bancorp Inc.	92,404	871
	Apartment Investment &
	Management Co. Class A	28,533	739
			515,966
Health Care (12.9%)
	Johnson & Johnson	545,489	49,961
	Pfizer Inc.	1,252,570	38,366
	Merck & Co. Inc.	564,761	28,266
*	Gilead Sciences Inc.	296,438	22,277
	Bristol-Myers Squibb Co.	318,096	16,907
	Amgen Inc.	145,846	16,650
	AbbVie Inc.	307,530	16,241
	UnitedHealth Group Inc.	194,600	14,653
*	Celgene Corp.	79,740	13,473
*	Biogen Idec Inc.	45,678	12,778
	Abbott Laboratories	298,930	11,458
	Medtronic Inc.	192,692	11,059
*	Express Scripts Holding Co.	155,710	10,937
	Eli Lilly & Co.	191,509	9,767
	Thermo Fisher Scientific Inc.	69,839	7,777
	Baxter International Inc.	104,793	7,288
	McKesson Corp.	44,444	7,173
	Allergan Inc.	57,525	6,390
	Covidien plc	88,786	6,046
*	Actavis plc	33,561	5,638
	WellPoint Inc.	56,858	5,253
*	Alexion Pharmaceuticals Inc.	37,843	5,035
	Aetna Inc.	70,786	4,855
	Cigna Corp.	53,209	4,655

	Cardinal Health Inc.	66,069	4,414
	Stryker Corp.	56,788	4,267
*	Regeneron
	Pharmaceuticals Inc.	15,123	4,162
	Becton Dickinson and Co.	37,639	4,159
*	Perrigo Co. plc	25,654	3,937
	Agilent Technologies Inc.	64,031	3,662
	St. Jude Medical Inc.	56,379	3,493
*	Vertex Pharmaceuticals Inc.	45,085	3,350
*	Mylan Inc.	73,658	3,197
*	Cerner Corp.	57,176	3,187
	Zoetis Inc.	96,871	3,167
	AmerisourceBergen Corp.
	Class A	44,606	3,136
*	Boston Scientific Corp.	260,462	3,131
	Humana Inc.	30,114	3,108
	Zimmer Holdings Inc.	32,808	3,057
*	Intuitive Surgical Inc.	7,332	2,816
*	Forest Laboratories Inc.	45,868	2,753
*	Life Technologies Corp.	33,154	2,513
*	DaVita HealthCare
	Partners Inc.	34,004	2,155
	CR Bard Inc.	15,264	2,045
*	Waters Corp.	16,407	1,641
*	CareFusion Corp.	41,175	1,640
*	Varian Medical Systems Inc.	20,772	1,614
*	Laboratory Corp. of
	America Holdings	16,832	1,538
	Quest Diagnostics Inc.	27,980	1,498
*	Edwards Lifesciences Corp.	21,661	1,424
*	Hospira Inc.	32,217	1,330
	DENTSPLY International Inc.	27,304	1,324
	PerkinElmer Inc.	21,756	897
*	Tenet Healthcare Corp.	19,494	821
	Patterson Cos. Inc.	16,400	676
			413,015
Industrials (10.9%)
	General Electric Co.	1,956,016	54,827
	United Technologies Corp.	163,038	18,554
	Boeing Co.	133,756	18,256
	3M Co.	123,717	17,351
	Union Pacific Corp.	89,083	14,966
	United Parcel Service Inc.
	Class B	138,195	14,522
	Honeywell
	International Inc.	151,623	13,854
	Caterpillar Inc.	122,833	11,154
	Emerson Electric Co.	136,110	9,552
	Danaher Corp.	115,992	8,955
	FedEx Corp.	57,555	8,275
	Lockheed Martin Corp.	52,046	7,737
	Precision Castparts Corp.	28,120	7,573
	Eaton Corp. plc	91,477	6,963
	Deere & Co.	73,891	6,748
	Illinois Tool Works Inc.	78,692	6,616
	General Dynamics Corp.	64,632	6,176
	CSX Corp.	196,549	5,655
	Raytheon Co.	61,510	5,579
	Norfolk Southern Corp.	59,461	5,520
	Northrop Grumman Corp.	42,747	4,899
	Cummins Inc.	33,584	4,734
	Delta Air Lines Inc.	165,332	4,542
	PACCAR Inc.	68,530	4,055
	Waste Management Inc.	84,235	3,780
	Parker Hannifin Corp.	28,812	3,706
	Tyco International Ltd.	89,635	3,679
	Dover Corp.	33,054	3,191
	Ingersoll-Rand plc	51,579	3,177
	Rockwell Automation Inc.	26,856	3,173
	WW Grainger Inc.	11,990	3,062

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Pentair Ltd.	38,474	2,988
	Roper Industries Inc.	19,157	2,657
	Kansas City Southern	21,157	2,620
	Southwest Airlines Co.	136,389	2,570
	Fluor Corp.	31,376	2,519
	AMETEK Inc.	47,804	2,518
	Fastenal Co.	52,768	2,507
	Stanley Black & Decker Inc.	29,827	2,407
	Nielsen Holdings NV	49,145	2,255
	Flowserve Corp.	27,344	2,156
	Textron Inc.	54,290	1,996
	Rockwell Collins Inc.	26,061	1,926
*	Stericycle Inc.	16,512	1,918
	Pall Corp.	21,712	1,853
	L-3 Communications
	Holdings Inc.	17,281	1,847
	Expeditors International of
	Washington Inc.	39,758	1,759
	Republic Services Inc.
	Class A	52,202	1,733
	CH Robinson Worldwide Inc.	29,182	1,702
	Equifax Inc.	23,520	1,625
*	Jacobs Engineering
	Group Inc.	25,472	1,604
	Masco Corp.	69,455	1,582
	ADT Corp.	38,978	1,577
*	Quanta Services Inc.	41,394	1,306
	Xylem Inc.	36,048	1,247
	Snap-on Inc.	11,336	1,242
	Joy Global Inc.	20,745	1,213
	Cintas Corp.	19,850	1,183
	Robert Half International Inc.	27,139	1,140
	Iron Mountain Inc.	32,604	990
	Pitney Bowes Inc.	39,358	917
	Dun & Bradstreet Corp.	7,467	917
*	Allegion plc	17,493	773
	Ryder System Inc.	10,083	744
			348,822
Information Technology (18.6%)
	Apple Inc.	173,977	97,620
*	Google Inc. Class A	54,272	60,823
	Microsoft Corp.	1,468,744	54,975
	International Business
	Machines Corp.	197,452	37,036
	Oracle Corp.	678,277	25,951
	Intel Corp.	960,889	24,945
	QUALCOMM Inc.	326,589	24,249
	Cisco Systems Inc.	1,033,543	23,203
	Visa Inc. Class A	98,342	21,899
*	Facebook Inc. Class A	317,929	17,378
	MasterCard Inc. Class A	20,025	16,730
*	eBay Inc.	225,074	12,354
	Hewlett-Packard Co.	371,340	10,390
	Accenture plc Class A	122,965	10,110
	EMC Corp.	397,854	10,006
	Texas Instruments Inc.	211,469	9,286
	Automatic Data
	Processing Inc.	93,233	7,534
*	Yahoo! Inc.	182,379	7,375
*	Salesforce.com Inc.	106,920	5,901
*	Cognizant Technology
	Solutions Corp. Class A	58,372	5,894
*	Adobe Systems Inc.	90,079	5,394
	Corning Inc.	281,788	5,021
*	Micron Technology Inc.	202,799	4,413
	TE Connectivity Ltd.	79,079	4,358
	Intuit Inc.	54,859	4,187
	Applied Materials Inc.	231,804	4,101
	Seagate Technology plc	62,750	3,524
	Western Digital Corp.	40,695	3,414

	Symantec Corp.	134,852	3,180
	SanDisk Corp.	43,741	3,085
	Broadcom Corp. Class A	103,968	3,083
	Analog Devices Inc.	60,003	3,056
	Fidelity National
	Information Services Inc.	56,574	3,037
	Motorola Solutions Inc.	44,339	2,993
*	Fiserv Inc.	50,130	2,960
	Paychex Inc.	63,099	2,873
	Amphenol Corp. Class A	30,750	2,742
	Xerox Corp.	223,717	2,723
	NetApp Inc.	65,573	2,698
*	Alliance Data Systems Corp.	9,389	2,469
	Xilinx Inc.	51,476	2,364
*	Citrix Systems Inc.	35,996	2,277
*	Juniper Networks Inc.	97,571	2,202
*	Autodesk Inc.	43,271	2,178
	CA Inc.	63,747	2,145
	KLA-Tencor Corp.	31,993	2,062
	Linear Technology Corp.	44,797	2,040
*	Red Hat Inc.	36,368	2,038
	Altera Corp.	61,679	2,006
	Western Union Co.	107,299	1,851
	NVIDIA Corp.	111,106	1,780
*	Lam Research Corp.	31,325	1,706
	Microchip Technology Inc.	37,907	1,696
*	Akamai Technologies Inc.	34,652	1,635
	Computer Sciences Corp.	28,314	1,582
*	VeriSign Inc.	24,750	1,480
	Harris Corp.	20,859	1,456
*	Teradata Corp.	31,208	1,420
*	F5 Networks Inc.	15,006	1,363
*	Electronic Arts Inc.	59,060	1,355
	LSI Corp.	107,227	1,182
	Total System Services Inc.	32,648	1,087
	FLIR Systems Inc.	27,563	830
*	First Solar Inc.	13,625	744
	Jabil Circuit Inc.	36,061	629
			594,078
Materials (3.5%)
	Monsanto Co.	101,580	11,839
	EI du Pont de
	Nemours & Co.	179,012	11,630
	Dow Chemical Co.	234,448	10,410
	Freeport-McMoRan
	Copper & Gold Inc.	200,390	7,563
	Praxair Inc.	56,934	7,403
	LyondellBasell Industries
	NV Class A	84,496	6,783
	Ecolab Inc.	52,275	5,451
	PPG Industries Inc.	27,483	5,212
	Air Products &
	Chemicals Inc.	40,635	4,542
	International Paper Co.	85,906	4,212
	Nucor Corp.	61,660	3,291
	Mosaic Co.	66,043	3,122
	Sherwin-Williams Co.	16,553	3,038
	CF Industries Holdings Inc.	11,063	2,578
	Eastman Chemical Co.	29,906	2,413
	Newmont Mining Corp.	95,881	2,208
	Alcoa Inc.	205,779	2,187
	Sigma-Aldrich Corp.	23,215	2,183
	FMC Corp.	26,194	1,977
	Vulcan Materials Co.	24,877	1,478
	Ball Corp.	28,272	1,461
	Airgas Inc.	12,879	1,441
	International Flavors &
	Fragrances Inc.	15,842	1,362
	Sealed Air Corp.	38,296	1,304
	MeadWestvaco Corp.	34,578	1,277

Owens-Illinois Inc.	31,969	1,144
Avery Dennison Corp.	18,728	940
United States Steel Corp.	28,070	828
Bemis Co. Inc.	20,021	820
Cliffs Natural Resources Inc.	29,936	785
Allegheny Technologies Inc.	21,173	754
		111,636
Telecommunication Services (2.3%)
AT&T Inc.	1,018,481	35,810
Verizon
Communications Inc.	553,308	27,190
Crown Castle
International Corp.	64,429	4,731
CenturyLink Inc.	113,874	3,627
Windstream Holdings Inc.	115,858	924
Frontier
Communications Corp.	194,702	905
		73,187
Utilities (2.9%)
Duke Energy Corp.	136,312	9,407
Dominion Resources Inc.	111,868	7,237
NextEra Energy Inc.	83,089	7,114
Southern Co.	170,292	7,001
Exelon Corp.	165,223	4,526
American Electric
Power Co. Inc.	93,963	4,392
Sempra Energy	44,011	3,950
PPL Corp.	122,469	3,685
PG&E Corp.	86,325	3,477
Public Service Enterprise
Group Inc.	97,887	3,136
Consolidated Edison Inc.	56,667	3,133
Edison International	63,013	2,918
Xcel Energy Inc.	95,940	2,681
FirstEnergy Corp.	80,902	2,668
Northeast Utilities	60,634	2,570
ONEOK Inc.	39,712	2,469
DTE Energy Co.	33,848	2,247
Entergy Corp.	34,193	2,163
NiSource Inc.	60,851	2,001
CenterPoint Energy Inc.	82,489	1,912
AES Corp.	126,870	1,841
Wisconsin Energy Corp.	43,976	1,818
NRG Energy Inc.	62,874	1,806
Ameren Corp.	46,611	1,685
CMS Energy Corp.	51,860	1,388
SCANA Corp.	27,251	1,279
Pinnacle West Capital Corp.	21,357	1,130
AGL Resources Inc.	23,104	1,091
Pepco Holdings Inc.	48,576	929
Integrys Energy Group Inc.	15,522	845
TECO Energy Inc.	39,749	685
		93,184
Total Common Stocks
(Cost $2,414,654)		3,188,722

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.3%)
2	Vanguard Market
	Liquidity Fund,
	0.125%	11,429,723	11,430

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
3	Federal Home Loan
	Bank Discount Notes,
	0.070%, 2/5/14	300	300
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.080%, 2/28/14	250	250
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.070%, 3/12/14	300	300
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.065%, 3/21/14	500	499
	United States Treasury Bill,
	0.072%, 2/13/14	500	500
			1,849
Total Temporary Cash Investments
(Cost $13,280)			13,279
Total Investments (100.1%)
(Cost $2,427,934)			3,202,001
Other Assets and Liabilities (–0.1%)
Other Assets			5,816
Liabilities			(8,440)
			(2,624)
Net Assets (100%)
Applicable to 101,576,466 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			3,199,377
Net Asset Value Per Share			$31.50

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	2,312,820
Undistributed Net Investment Income	51,454
Accumulated Net Realized Gains	60,682
Unrealized Appreciation (Depreciation)
Investment Securities	774,067
Futures Contracts	354
Net Assets	3,199,377

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $800,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends	60,162
Interest[1]	16
Securities Lending	28
Total Income	60,206
Expenses
The Vanguard Group—Note B
Investment Advisory Services	263
Management and Administrative	3,647
Marketing and Distribution	480
Custodian Fees	83
Auditing Fees	29
Shareholders’ Reports	36
Trustees’ Fees and Expenses	3
Total Expenses	4,541
Net Investment Income	55,665
Realized Net Gain (Loss)
Investment Securities Sold	58,448
Futures Contracts	2,422
Realized Net Gain (Loss)	60,870
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	666,203
Futures Contracts	397
Change in Unrealized Appreciation
(Depreciation)	666,600
Net Increase (Decrease) in Net Assets
Resulting from Operations	783,135

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,665	49,704
Realized Net Gain (Loss)	60,870	69,511
Change in Unrealized Appreciation (Depreciation)	666,600	216,164
Net Increase (Decrease) in Net Assets Resulting from Operations	783,135	335,379
Distributions
Net Investment Income	(49,545)	(44,386)
Realized Capital Gain [2]	(69,167)	(95,513)
Total Distributions	(118,712)	(139,899)
Capital Share Transactions
Issued	406,016	275,676
Issued in Lieu of Cash Distributions	118,712	139,899
Redeemed	(407,833)	(325,403)
Net Increase (Decrease) from Capital Share Transactions	116,895	90,172
Total Increase (Decrease)	781,318	285,652
Net Assets
Beginning of Period	2,418,059	2,132,407
End of Period[3]	3,199,377	2,418,059

1 Interest income from an affiliated company of the portfolio was $15,000.
2 Includes fiscal 2013 and 2012 short-term gain distributions totaling $1,472,000 and $1,498,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $51,454,000 and $45,334,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$24.93	$22.85	$23.51	$21.11	$17.61
Investment Operations
Net Investment Income	.545	.512	.466	.410	.419
Net Realized and Unrealized Gain (Loss)
on Investments	7.235	3.062	.034	2.678	3.931
Total from Investment Operations	7.780	3.574	.500	3.088	4.350
Distributions
Dividends from Net Investment Income	(.505)	(.474)	(.390)	(.442)	(.500)
Distributions from Realized Capital Gains	(.705)	(1.020)	(.770)	(.246)	(.350)
Total Distributions	(1.210)	(1.494)	(1.160)	(.688)	(.850)
Net Asset Value, End of Period	$31.50	$24.93	$22.85	$23.51	$21.11

Total Return	32.18%	15.86%	1.93%	14.91%	26.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,199	$2,418	$2,132	$2,287	$1,969
Ratio of Total Expenses to Average Net Assets	0.16%	0.17%	0.17%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.96%	2.13%	1.92%	1.91%	2.40%
Portfolio Turnover Rate	8%	9%	8%	12%	11%

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an

Vanguard Equity Index Portfolio

illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2013, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $353,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Equity Index Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,188,722	—	—
Temporary Cash Investments	11,430	1,849	—
Futures Contracts—Assets[1]	39	—	—
Total	3,200,191	1,849	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2014	67	6,168	159
S&P 500 Index	March 2014	11	5,063	195
				354

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2013, the portfolio had $57,620,000 of ordinary income and $58,488,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $2,427,934,000. Net unrealized appreciation of investment securities for tax purposes was $774,067,000, consisting of unrealized gains of $962,102,000 on securities that had risen in value since their purchase and $188,035,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2013, the portfolio purchased $268,085,000 of investment securities and sold $214,827,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	14,533	11,356
Issued in Lieu of Cash Distributions	4,524	5,798
Redeemed	(14,485)	(13,459)
Net Increase (Decrease) in Shares Outstanding	4,572	3,695

At December 31, 2013, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 64%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard
Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $67,695,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 98.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,162.36	$0.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Growth Portfolio

After trailing their value-oriented counterparts in the first half of 2013, large-company growth stocks surged ahead in the second half. For the year, the Russell 1000 Growth Index returned 33.48%, almost 1 percentage point ahead of the Russell 1000 Value Index. Building on this strength, Vanguard Growth Portfolio’s 35.28% return placed it ahead of its benchmark—by almost 2 percentage points—and its peer-group average.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strong returns in some expected and unexpected industry groups

The portfolio notched some of its highest returns in two relatively small sectors not often associated with growth-stock investing. Consumer staples returned about 50% and financial holdings about 47%, far surpassing these sectors’ returns in the benchmark index. Information technology holdings, which are more typical growth stocks and the largest slice of the portfolio, returned about 31% and also helped boost relative returns.

There were some disappointments, however. Industrials, for example, returned nearly 40%, but the portfolio’s comparatively light stake limited their contribution. Of course, “disappointment” is a relative term in the context of such robust gains.

For more on the Growth Portfolio’s strategy and positioning, please see the Advisors’ Report that follows.

When traveling a long, bumpy road, be sure to pack some patience

After some subpar years, we are encouraged by the Growth Portfolio’s performance since Vanguard restructured its advisory arrangement in late 2010. Two years of better-than-benchmark returns have narrowed the performance gap with its comparative standards. The portfolio’s 7.22% average annual return over the past decade trailed the Russell 1000 Growth

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Growth Portfolio	35.28%	7.22%
Russell 1000 Growth Index	33.48	7.83
Variable Insurance Large-Cap Growth Funds Average[1]	34.56	7.09

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.41%	0.90%

Index by roughly half a percentage point, but it pulled ahead of the average return of its peers.

As we’ve seen, even a small degree of outperformance can meaningfully affect a portfolio’s value over time. That’s why many investors remain drawn to active management’s opportunity for market-beating returns—despite considerable research showing that only a minority of active managers outperform their benchmarks.

Because past performance is no guarantee of future results, trying to identify potential winning managers using the common gauge of historical returns often leads to disappointment.

Long-term active outperformance is uncommon in large part because of active management’s typically higher expenses. Impatience can also lead investors to end up with less than they’d hoped for over the long run. Even the best market-beating managers can’t avoid short-term periods of underperformance. An investor who is unwilling to endure some lean years could unwisely abandon a talented manager and miss out on long-term rewards.

(You can read more in The Bumpy Road to Outperformance, available at vanguard.com/research.)

That’s why we recommend paying attention to costs and taking a patient, long-term view. Vanguard offers access to world-class active managers at costs well below industry averages, to try to give investors the best chance for success.

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the Growth Portfolio’s expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Growth Portfolio

Advisors’ Report

Vanguard Growth Portfolio returned 35.28% in 2013, compared with a 33.48% return for the benchmark Russell 1000 Growth Index and the 34.56% average return of peer funds.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2013 and of the effect this environment had on the portfolio’s positioning. These reports were prepared on January 13, 2014.

Delaware Investments Fund Advisers

Portfolio Managers:
Christopher J. Bonavico, CFA,
Vice President, Senior Portfolio Manager,
and Equity Analyst

Christopher M. Ericksen, CFA,
Vice President, Portfolio Manager,
and Equity Analyst

Daniel J. Prislin, CFA, Vice President,
Senior Portfolio Manager,
and Equity Analyst

Jeffrey S. Van Harte, CFA,
Senior Vice President and
CIO–Focus Growth Equity

Top contributors to our portion of the portfolio included Celgene and priceline.com. Celgene, a leading player in the treatment of blood cancers, has a growing pipeline of drugs for breast, lung, and pancreatic cancer. During the year, the Food and Drug Administration approved Celgene’s pancreatic cancer drug. Celgene is also benefiting from strong growth prospects driven by higher usage of and additional indications for its drugs and by its international expansion.

Vanguard Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	36	149	Employs proprietary fundamental research and a
Company, LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-capitalization, sustainable-growth
			companies. The firm’s philosophy is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research focused
			on longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Delaware Investments	36	148	Uses a bottom-up approach, seeking companies that
Fund Advisers			have large end-market potential, dominant business
			models, and strong free-cash-flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
William Blair & Company, L.L.C.	25	102	Uses a fundamental investment approach in pursuit
			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	3	12	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Priceline.com continues to post attractive results based on strong growth domestically and in its European hotel bookings. We believe that it can still gain market share in Europe and that the company’s expansion into other regions, such as Asia, provides favorable growth prospects.

Teradata and Crown Castle International detracted from performance. Teradata declined as it warned of, and ultimately reported, third-quarter results below initial consensus estimates; the computer company also cut its full-year outlook based on weaker-than-expected sales outside the United States and Europe. And despite investor concern about pressure from potential competitors in Teradata’s core markets, we believe the database warehousing market is large and growing and can accommodate the competition. We believe these concerns are relatively transitory as Teradata keeps signing up new clients and increasing its existing business.

Crown Castle International, a key provider of wireless services infrastructure, was relatively flat during a strong upmarket period as investors remained concerned about whether its strong growth is likely to persist. The rise in interest rates (and potentially higher future rates) has created challenges for the stock because of its strong cash flow and yield metrics. Despite market concerns, we continue to own the stock.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong long-term-growth companies with solid business models and competitive positions that we believe can grow market share and potentially deliver shareholder value in a variety of market environments.

Vanguard Growth Portfolio

Wellington Management Company, LLP

Portfolio Manager:
Andrew J. Shilling, CFA,
Senior Vice President

Our portion of the portfolio seeks to outperform growth indexes and, longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth.

Stocks rose sharply over the portfolio’s fiscal year. The Standard & Poor’s 500 Index returned 32.39%. Favorable global liquidity dynamics and accommodative monetary policy from central banks boosted shares in the United States and many other developed markets.

Our stock selection in information technology and consumer staples was strong. This was partly offset by unfavorable selection in the consumer discretionary sector.

Green Mountain Coffee Roasters, the leading provider of single-cup brewers and K-Cups, was our top relative contributor. The market responded favorably to the company’s better-than-expected earnings and management’s improved full-year earnings guidance. Profit margins exceeded investors’ expectations, particularly in K-Cups. We retain our holdings, believing that Green Mountain’s diversified line of K-Cups will enable it to significantly expand its household penetration over the next several years.

One of the portfolio’s major detractors was Edwards Lifesciences, which specializes in heart valve technology and treatments for cardiovascular disease. The company initially gained market share with its Sapien XT technology, which enables heart valves to be replaced using a catheter instead of open heart surgery. Because this procedure is significantly less invasive, we expected Edwards to keep gaining market share. However, Sapien XT did not prove popular despite solid performance data, and shares fell as investors grew concerned about the product’s ultimate market size. Our expectations changed, and, acknowledging that the company would have competition in this area, we sold our holdings.

At the end of 2013, we were underweighted in the traditionally defensive consumer staples sector, where we believe valuations remain fairly high. Our largest overweighting was in consumer discretionary, where we still find compelling long-term growth opportunities.

We continue to anticipate moderate growth globally. We are encouraged by recent data suggesting that Europe’s economy has stabilized. Emerging markets have shown pockets of recent weakness, but we do not expect a significant global downturn given the strength of the U.S. economy and the improved balance sheets of many emerging-market countries. In the United States, continued momentum in housing and automobile sales and sustained growth in the oil shale industry should benefit the economy. Overall, the United States should continue expanding, with stronger growth, a smaller deficit, and limited inflationary pressures.

William Blair & Company, L.L.C.

Portfolio Managers:
James Golan, CFA, Principal

David Ricci, CFA, Principal

Despite significant fiscal drag and the prospect of reduced monetary stimulus, stocks advanced steadily during the year, thanks in part to solid economic and corporate performance. In the United States, an improving housing market and better employment data, as well as strong corporate profits, supported equity performance, as did economic stabilization in Europe and recovery in Japan. Equities also benefited from an expanded market valuation multiple. This was driven by investors’ perception of lower global systematic risk compared with the elevated risk that equity prices discounted in the years following the 2008–2009 financial crisis.

Our success was driven by a combination of strong stock selection and favorable style trends. Our typical bias to stocks with higher growth and lower dividend yields was beneficial as those segments outperformed. Gilead Sciences (health care), Green Mountain Coffee Roasters (consumer staples), and MasterCard (information technology) were the largest contributors to relative return. Positioning in financials added value, boosted by an investment in Affiliated Managers Group as well as our typical underweight allocation to real estate investment trusts (REITs). On the downside, two of the largest detractors, Citrix Systems and Apple, came from IT. Positions in Home Depot (consumer discretionary) and Monsanto (materials) also weighed on relative results.

The market is likely to remain very data-dependent, looking for signs that the recovery remains on track. The pace of the Federal Reserve’s tapering and management of expectations will be critical to limiting volatility. As corporate profit margins remain high, further earnings growth will largely be a function of revenue growth. Although a boost from accelerating GDP growth would help, we continue to look for businesses with company-specific revenue and margin drivers. Our bottom-up perspective allows us to focus on identifying and constructing portfolios of high-quality businesses that we believe can sustain outsized earnings growth over the long run.

Vanguard Growth Portfolio

Portfolio Profile
As of December 31, 2013

Portfolio Characteristics
		Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	118	625	3,653
Median Market Cap	$36.0B	$57.5B	$43.1B
Price/Earnings Ratio	26.0x	23.4x	20.7x
Price/Book Ratio	4.5x	5.1x	2.7x
Yield[3]	0.5%	1.6%	1.8%
Return on Equity	21.8%	22.7%	16.5%
Earnings Growth Rate	22.1%	15.1%	11.4%
Foreign Holdings	2.7%	0.0%	0.0%
Turnover Rate	38%	—	—
Expense Ratio[4]	0.41%	—	—
Short-Term Reserves	1.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.93
Beta	1.14	1.09

Sector Diversification (% of equity exposure)
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	22.6%	19.9%	13.3%
Consumer Staples	6.8	11.9	8.5
Energy	5.0	4.4	9.4
Financials	6.9	5.4	17.3
Health Care	12.5	12.2	12.6
Industrials	7.8	12.4	11.8
Information Technology	33.4	27.1	18.1
Materials	3.0	4.5	3.9
Telecommunication
Services	1.9	2.0	2.1
Utilities	0.1	0.2	3.0

Ten Largest Holdings[5] (% of total net assets)

Google Inc.	Internet Software
	& Services	4.6%
MasterCard Inc.	Data Processing
	& Outsourced
	Services	4.0
Visa Inc.	Data Processing
	& Outsourced
	Services	2.7
Apple Inc.	Computer Hardware	2.7
priceline.com Inc.	Internet Retail	2.6
Allergan Inc.	Pharmaceuticals	2.4
QUALCOMM Inc.	Communications
	Equipment	2.3
Gilead Sciences Inc.	Biotechnology	2.2
Microsoft Corp.	Systems Software	1.9
Celgene Corp.	Biotechnology	1.8
Top Ten		27.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the Growth Portfolio’s expense ratio was 0.41%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Portfolio	35.28%	19.13%	7.22%	$20,071
Russell 1000 Growth Index	33.48	20.39	7.83	21,245
Variable Insurance Large-Cap Growth
Funds Average[1]	34.56	19.40	7.09	19,843
Dow Jones U.S. Total Stock Market
Float Adjusted Index	33.47	18.86	8.09	21,777

Fiscal-Year Total Returns (%): December 31, 2003–December 31, 2013

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.4%)[1]
Consumer Discretionary (22.0%)
*	priceline.com Inc.	9,170	10,659
*	Liberty Interactive Corp.
	Class A	247,100	7,252
	Home Depot Inc.	76,375	6,289
	L Brands Inc.	81,450	5,038
	Harley-Davidson Inc.	66,695	4,618
*	Dollar General Corp.	69,965	4,220
	NIKE Inc. Class B	43,675	3,435
	Lowe’s Cos. Inc.	65,840	3,262
*	O’Reilly Automotive Inc.	23,990	3,088
	Walt Disney Co.	36,465	2,786
*	AutoZone Inc.	5,530	2,643
	Twenty-First Century Fox
	Inc. Class A	74,765	2,630
*	DR Horton Inc.	115,590	2,580
	Lennar Corp. Class A	64,095	2,536
	Dunkin’ Brands Group Inc.	46,030	2,219
	Comcast Corp. Class A	41,945	2,180
	Starwood Hotels & Resorts
	Worldwide Inc.	26,410	2,098
	Starbucks Corp.	26,350	2,065
	Time Warner Inc.	29,315	2,044
	Wynn Resorts Ltd.	10,470	2,033
*	Sally Beauty Holdings Inc.	64,000	1,935
*	Lululemon Athletica Inc.	31,175	1,840
	Ross Stores Inc.	23,305	1,746
	Wyndham Worldwide Corp.	20,055	1,478
*	Sirius XM Holdings Inc.	413,780	1,444
	Yum! Brands Inc.	18,850	1,425
	PVH Corp.	9,900	1,347
	Ralph Lauren Corp. Class A	6,765	1,194
*	Michael Kors Holdings Ltd.	14,445	1,173
	BorgWarner Inc.	18,460	1,032
*	Chipotle Mexican Grill Inc.
	Class A	1,805	962
*	Panera Bread Co. Class A	3,700	654
*	Amazon.com Inc.	1,260	502
			90,407
Consumer Staples (6.5%)
*	Green Mountain Coffee
	Roasters Inc.	85,855	6,489
	Walgreen Co.	104,975	6,030
	Mead Johnson Nutrition Co.	35,780	2,997
	Colgate-Palmolive Co.	33,950	2,214
	CVS Caremark Corp.	30,550	2,186
	Mondelez International Inc.
	Class A	54,485	1,923
	Anheuser-Busch InBev NV
	ADR	17,365	1,849
*	Monster Beverage Corp.	26,340	1,785
	Diageo plc ADR	9,790	1,296
			26,769

Energy (4.7%)
	EOG Resources Inc.	41,375	6,944
	Kinder Morgan Inc.	156,844	5,646
	Schlumberger Ltd.	24,890	2,243
	Noble Energy Inc.	25,960	1,768
	Anadarko Petroleum Corp.	14,465	1,147
*	Cobalt International Energy
	Inc.	48,785	803
*	Antero Resources Corp.	7,596	482
*	Kinder Morgan Inc.
	Warrants, Exp. Date
	5/25/17	54,144	220
			19,253
Financials (6.4%)
	IntercontinentalExchange
	Group Inc.	28,200	6,343
	Progressive Corp.	149,200	4,069
	CME Group Inc.	40,800	3,201
	JPMorgan Chase & Co.	53,680	3,139
	Citigroup Inc.	54,870	2,859
*	Affiliated Managers Group
	Inc.	9,060	1,965
	BlackRock Inc.	5,725	1,812
	American Express Co.	19,135	1,736
	American Tower Corporation	13,470	1,075
			26,199
Health Care (12.0%)
	Allergan Inc.	90,095	10,008
*	Gilead Sciences Inc.	121,830	9,156
*	Celgene Corp.	43,875	7,413
*	Perrigo Co. plc	37,070	5,689
	Novo Nordisk A/S ADR	19,350	3,575
*	IDEXX Laboratories Inc.	28,370	3,018
*	Biogen Idec Inc.	9,775	2,735
	Bristol-Myers Squibb Co.	49,385	2,625
	Covidien plc	22,795	1,552
*	Regeneron Pharmaceuticals
	Inc.	5,230	1,439
*	Intuitive Surgical Inc.	3,320	1,275
*	Vertex Pharmaceuticals Inc.	9,790	727
			49,212
Industrials (7.4%)
	Union Pacific Corp.	25,250	4,242
	Equifax Inc.	57,110	3,946
	Precision Castparts Corp.	13,700	3,689
	Boeing Co.	20,020	2,733
	AMETEK Inc.	37,395	1,970
	Nielsen Holdings NV	41,710	1,914
*	Stericycle Inc.	15,760	1,831
	Eaton Corp. plc	23,700	1,804
*	Hertz Global Holdings Inc.	62,710	1,795
	Safran SA ADR	102,580	1,768
*	IHS Inc. Class A	14,555	1,742
	Kansas City Southern	11,500	1,424

	JB Hunt Transport Services
	Inc.	18,390	1,422
	WW Grainger Inc.	1,200	306
			30,586
Information Technology (32.5%)
*	Google Inc. Class A	16,825	18,856
	MasterCard Inc. Class A	19,780	16,526
	Visa Inc. Class A	49,855	11,102
	Apple Inc.	19,430	10,902
	QUALCOMM Inc.	125,875	9,346
	Microsoft Corp.	214,040	8,012
*	Cognizant Technology
	Solutions Corp. Class A	69,240	6,992
	Intuit Inc.	80,425	6,138
*	Adobe Systems Inc.	95,925	5,744
*	eBay Inc.	97,295	5,341
*	Citrix Systems Inc.	60,454	3,824
*	VeriSign Inc.	57,750	3,452
*	Facebook Inc. Class A	55,985	3,060
*	Alliance Data Systems Corp.	10,235	2,691
*	Teradata Corp.	56,800	2,584
	Oracle Corp.	65,270	2,497
*	Red Hat Inc.	42,360	2,374
*	Salesforce.com Inc.	37,855	2,089
*	Gartner Inc.	26,870	1,909
*	LinkedIn Corp. Class A	7,980	1,730
*	Juniper Networks Inc.	68,725	1,551
*	Akamai Technologies Inc.	29,130	1,374
*	VeriFone Systems Inc.	44,775	1,201
*	Splunk Inc.	17,393	1,194
*	Trimble Navigation Ltd.	31,260	1,085
*	ServiceNow Inc.	19,210	1,076
	Texas Instruments Inc.	22,590	992
			133,642
Materials (2.9%)
	Monsanto Co.	45,120	5,259
	Syngenta AG ADR	34,850	2,786
	Praxair Inc.	16,200	2,106
	Sherwin-Williams Co.	8,605	1,579
			11,730
Other (0.2%)
2	Vanguard Growth ETF	8,500	791

Telecommunication Services (1.8%)
*	Crown Castle International
	Corp.	92,025	6,758
*	SBA Communications Corp.
	Class A	8,460	760
			7,518
Total Common Stocks
(Cost $275,939)			396,107

Vanguard Growth Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (3.7%)[1]
	Money Market Fund (3.2%)
3	Vanguard Market
	Liquidity Fund, 0.125%	13,190,770	13,191

		Face
		Amount
		($000)
Repurchase Agreement (0.2%)
	Bank of America Securities,
	LLC 0.005%, 1/2/14
	(Dated 12/31/2013,
	Repurchase Value $800,000,
	collateralized by Federal
	National Mortgage Assn.
	6.210%, 6/5/36, with a value
	of $817,000)	800	800

U.S. Government and Agency Obligations (0.3%)
4	Fannie Mae Discount Notes,
	0.075%, 3/5/14	500	499
[5,6]	Federal Home Loan Bank
	Discount Notes,
	0.070%, 2/5/14	500	500
[5,6]	Federal Home Loan Bank
	Discount Notes,
	0.070%, 3/12/14	100	100
			1,099
Total Temporary Cash Investments
	(Cost $15,090)		15,090
	Total Investments (100.1%)
	(Cost $291,029)		411,197
Other Assets and Liabilities (–0.1%)
	Other Assets		2,368
	Liabilities		(2,602)
			(234)
	Net Assets (100%)
Applicable to 19,925,675 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			410,963
	Net Asset Value Per Share		$20.62

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	287,869
Undistributed Net Investment Income	884
Accumulated Net Realized Gains	1,846
Unrealized Appreciation (Depreciation)
Investment Securities	120,168
Futures Contracts	196
Net Assets	410,963

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.1% and 1.0%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	3,235
Interest[1]	19
Total Income	3,254
Expenses
Investment Advisory Fees—Note B
Basic Fee	499
Performance Adjustment	(43)
The Vanguard Group—Note C
Management and Administrative	890
Marketing and Distribution	48
Custodian Fees	16
Auditing Fees	29
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	1,461
Expenses Paid Indirectly	(8)
Net Expenses	1,453
Net Investment Income	1,801
Realized Net Gain (Loss)
Investment Securities Sold[1]	33,800
Futures Contracts	2,834
Realized Net Gain (Loss)	36,634
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	70,547
Futures Contracts	268
Change in Unrealized Appreciation
(Depreciation)	70,815
Net Increase (Decrease) in Net Assets
Resulting from Operations	109,250

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,801	1,731
Realized Net Gain (Loss)	36,634	16,694
Change in Unrealized Appreciation (Depreciation)	70,815	29,255
Net Increase (Decrease) in Net Assets Resulting from Operations	109,250	47,680
Distributions
Net Investment Income	(1,761)	(1,321)
Realized Capital Gain	—	—
Total Distributions	(1,761)	(1,321)
Capital Share Transactions
Issued	26,924	52,994
Issued in Lieu of Cash Distributions	1,761	1,321
Redeemed	(46,614)	(39,196)
Net Increase (Decrease) from Capital Share Transactions	(17,929)	15,119
Total Increase (Decrease)	89,560	61,478
Net Assets
Beginning of Period	321,403	259,925
End of Period[3]	410,963	321,403

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $9,000, $17,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $35,000.
3 Net Assets—End of Period includes undistributed net investment income of $884,000 and $844,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.32	$12.99	$13.18	$11.87	$8.89
Investment Operations
Net Investment Income	.089	.082	.072	.087[1]	.083
Net Realized and Unrealized Gain (Loss)
on Investments	5.296	2.312	(.177)	1.308	2.997
Total from Investment Operations	5.385	2.394	(.105)	1.395	3.080
Distributions
Dividends from Net Investment Income	(.085)	(.064)	(.085)	(.085)	(.100)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.085)	(.064)	(.085)	(.085)	(.100)
Net Asset Value, End of Period	$20.62	$15.32	$12.99	$13.18	$11.87

Total Return	35.28%	18.43%	–0.84%	11.81%	35.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$411	$321	$260	$271	$260
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.41%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.50%	0.58%	0.54%	0.73%[1]	0.81%
Portfolio Turnover Rate	38%	43%	45%	105%	95%

1 Net investment income per share and the ratio of net investment income to average net assets include $.014 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.

2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), (0.02%), and (0.02%).

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Vanguard Growth Portfolio

2. Futures Contracts: The portfolio may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2013, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Repurchase Agreements: The portfolio may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, Delaware Investments Fund Advisers, and William Blair and Company, L.L.C., each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company, llp, and Delaware Investments Fund Advisers are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee of William Blair and Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before a decrease of $43,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net

Vanguard Growth Portfolio

assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $44,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2013, these arrangements reduced the portfolio’s expenses by $8,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	396,107	—	—
Temporary Cash Investments	13,191	1,899	—
Futures Contracts—Assets[1]	38	—	—
Total	409,336	1,899	—
1 Represents variation margin on the last day of the reporting period.

F. At December 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2014	67	6,168	15
S&P 500 Index	March 2014	9	4,142	162
E-mini S&P MidCap Index	March 2014	6	804	19
				196

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio used capital loss carryforwards of $34,785,000 to offset taxable capital gains realized during the year ended December 31, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2013, the portfolio had $1,675,000 of ordinary income and $2,111,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $291,029,000. Net unrealized appreciation of investment securities for tax purposes was $120,168,000, consisting of unrealized gains of $122,865,000 on securities that had risen in value since their purchase and $2,697,000 in unrealized losses on securities that had fallen in value since their purchase.

Vanguard Growth Portfolio

H. During the year ended December 31, 2013, the portfolio purchased $131,478,000 of investment securities and sold $139,304,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	1,510	3,555
Issued in Lieu of Cash Distributions	106	86
Redeemed	(2,666)	(2,675)
Net Increase (Decrease) in Shares Outstanding	(1,050)	966

At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 81% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

J. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard
Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,220.84	$2.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® High Yield Bond Portfolio

The year ended December 31, 2013, was a stellar period for stocks but a disappointing time for investment-grade bonds, which suffered their first calendar-year loss in more than a decade (with a return of –2.02%, according to the Barclays U.S. Aggregate Bond Index). High-yield corporate bonds, which are rated by independent credit-rating agencies as below investment grade, took more of a middle road: The Barclays U.S. Corporate High Yield Bond Index, the portfolio’s benchmark index, returned 7.44%.

In this environment, Vanguard High Yield Bond Portfolio returned 4.35%, trailing its benchmark index because of the portfolio’s focus on the higher-credit-quality segment of its market. Bonds rated B (which returned about 7%) and Ba (5%) trailed lower-rated Caa bonds (14%). The portfolio’s small holdings of cash reserves also whittled away at returns because of their lower yields. The portfolio’s peer group, whose members generally allocate a larger portion of their portfolios to lower-credit-quality bonds, had an average return of 6.55%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity, and other plans that invest in the fund, which take into account insurance-related expenses.

A year of credit stability amid rising interest rates

As you know, high-yield bonds offer potentially higher returns than investment-grade bonds because of their greater credit risk. From this point of view, the market has been relatively stable. According to Moody’s Investors Service, the default rate of high-yield bonds was about 2% in 2013, well below the long-term average.

The year was also characterized by rising interest rates, which have an impact on bonds of all stripes because interest rates and bond prices move in opposite directions. The portfolio’s 30-day SEC yield climbed as high as 4.84% during the summer, as many investors sold bonds, driving prices lower, in reaction to suggestions by the Federal Reserve that it might scale back its massive bond-buying

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard High Yield Bond Portfolio	4.35%	6.67%
Barclays U.S. Corporate High Yield Bond Index	7.44	8.62
Variable Insurance High Yield Funds Average[1]	6.55	6.47

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Yield
	Portfolio	Funds Average[1]
High Yield Bond Portfolio	0.29%	0.84%

program. Nevertheless, the portfolio’s SEC yield ended the year near where it began, at 4.19% as of December 31, 2013.

For the portfolio, the income from bond interest payments more than offset any declines in bond prices. (By contrast, price declines overwhelmed interest income for investment-grade bonds.) Moreover, the higher coupon payments of high-yield bonds tend to make their prices less sensitive to changes in interest rates than is the case for investment-grade bonds. There are, of course, varying degrees of credit quality even among high-yield bonds. Because of their greater relative risk, Caa bonds offer higher coupon payments than the higher-quality bonds that the portfolio emphasizes, and Caa prices are less sensitive to the impact of rising interest rates.

A conservative approach affected long-term results

For the ten years ended December 31, 2013, the High Yield Bond Portfolio posted an average annual return of 6.67%, marginally ahead of its peers (6.47%) but behind its benchmark index (8.62%). The difference in results reflects the higher-credit-quality orientation of the portfolio during a decade that included a number of years when demand was high for the riskiest high-yield bonds.

Diversification is critical for changing times

The uncertainties that confronted investors in 2013 underscore the wisdom of one of the fundamentals of prudent investing: the need to develop an investment plan that is diversified among, and within, asset classes. Moreover, your plan should be focused on the long term precisely because short-term events can be so difficult to predict. Coupled with low investment costs, which can allow you to garner more of the portfolio’s returns, these principles may help to increase your chance of long-term investment success.

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the portfolio’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard High Yield Bond Portfolio

Advisor’s Report

In 2013, the portfolio returned 4.35%, compared with the benchmark return of 7.44%. The performance of the high-yield market was driven by two contrasting factors. The Federal Reserve first hinted at a reduction in the pace of its asset purchases in May, and then in December announced that it would actually start the “tapering” process in January. This caused the 10-year Treasury yield to rise to 2.97% (it started the year at 1.76%), and this weighed on bond prices (which move inversely to interest rates). At the same time, the steadily (if slowly) improving economy helped high-yield bond issuers, tightening credit spreads over the year and offsetting the effects of rising interest rates.

Lower-quality bonds significantly outperformed higher-quality bonds. Lower-quality bonds, which typically carry greater coupons than higher-quality bonds, earned more income during the period, and this offset the downward price pressure created by rising rates. The spread of the high-yield market (a comparison of the yields of high-yield bonds and Treasury bonds) narrowed from 511 basis points at the beginning of the year to 382 basis points as of December 31, 2013.

Credit fundamentals across the high-yield market remain generally positive. Ratings actions and default forecasts remain benign, and balance sheets are in good shape.

The ratio of credit agency downgrades to upgrades has been steady for two years, at around 1.0x, and the portion of the high-yield market comprising bonds rated Caa and below remains below 20%. These two measures confirm that the underlying credit quality of the market is still strong. Likewise, the 12-month default rate was 2.2% as of December, according to Moody’s Investors Service, which forecasts a similar default rate for 2014. This remains well below the long-term average. By and large, high-yield issuers enjoy healthy credit profiles, having maintained solid gross margins and interest coverage ratios in 2013. We believe most high-yield companies will be able to sustain these profiles in 2014 amid continued growth in the nation’s gross domestic product.

The new-issue calendar has continued to be robust, with $325.4 billion raised in the U.S. high-yield markets in 2013, similar to the record level reached in 2012. Issuance remains generally high quality, with more than 80% of new issue proceeds rated B or better, and the majority of gross proceeds earmarked for refinancing purposes, a creditor-friendly trend that has been solidly in place since 2009. Issuers generally continue to exercise restraint in their borrowing behavior. However, at the margin, we have begun to see an increase in somewhat more aggressive shareholder-friendly activity. This trend is still in the early stages, and we do not expect it to meaningfully affect markets for some time.

The portfolio’s successes

The portfolio benefited from its relative weightings in the technology sector compared with the benchmark, as well as credit selection in the wireless and utilities sectors.

The portfolio’s shortfalls

The portfolio’s holdings in cash and in higher-quality, more rate-sensitive bonds hurt relative performance, as did its longer duration positioning. Performance also suffered because of relative weightings in the cable and metals/mining sectors and credit selection in the financial and media sectors.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these issuers have more consistent businesses and greater predictability of cash flows than those at the lower end of the spectrum. We prefer higher-quality credits in an effort to minimize defaults and to provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry, and continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA
Vice President and Fixed Income
Portfolio Manager

Wellington Management Company, llp

January 13, 2014

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of December 31, 2013

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	350	2,147	8,701
Yield[3]	4.2%	5.6%	2.4%
Yield to Maturity	4.9%[4]	6.3%	2.4%
Average Coupon	6.2%	7.4%	3.3%
Average Effective
Maturity	4.9 years	4.9 years	7.5 years
Average Duration	4.1 years	4.2 years	5.5 years
Expense Ratio[5]	0.29%	—	—
Short-Term Reserves	5.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.09
Beta	0.88	0.63

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	5.2%
1–5 Years	23.9
5–10 Years	66.2
10–20 Years	3.2
20–30 Years	1.1
Over 30 Years	0.4

Distribution by Credit Quality (% of portfolio)

Baa	7.6%
Ba	58.6
B	28.0
Caa	5.3
C	0.5

Sector Diversification (% of portfolio)

Basic Industry	4.8%
Capital Goods	8.5
Communication	21.6
Consumer Cyclical	11.6
Consumer Non-Cyclical	10.6
Energy	5.3
Finance	19.4
Industrial	0.5
Technology	9.3
Transportation	1.6
Utilities	6.8

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Corporate High Yield Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the portfolio’s expense ratio was 0.29%.

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	4.35%	14.70%	6.67%	$19,072
Barclays U.S. Corporate High Yield Bond Index	7.44	18.93	8.62	22,856
Variable Insurance High Yield
Funds Average[1]	6.55	15.25	6.47	18,724
Barclays U.S. Aggregate Bond Index	–2.02	4.44	4.55	15,599

Fiscal-Year Total Returns (%): December 31, 2003–December 31, 2013

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard High Yield Bond Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (0.3%)
	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc. (Cost $1,437)	5.500%	4/1/23	1,438	1,388

Corporate Bonds (92.1%)
Finance (16.1%)
	Banking (3.7%)
	Ally Financial Inc.	8.000%	3/15/20	2,250	2,689
	Ally Financial Inc.	7.500%	9/15/20	2,080	2,434
1	Barclays Bank plc	6.050%	12/4/17	4,061	4,525
	Barclays Bank plc	5.140%	10/14/20	1,375	1,465
1	Lloyds Bank plc	6.500%	9/14/20	785	885
	Royal Bank of Scotland Group plc	6.125%	12/15/22	3,515	3,573
	Royal Bank of Scotland Group plc	6.000%	12/19/23	715	716
	UBS AG	7.625%	8/17/22	2,305	2,636

	Finance Companies (9.9%)
2	Air Lease Corp.	5.625%	4/1/17	3,535	3,888
	Air Lease Corp.	4.750%	3/1/20	2,281	2,367
	CIT Group Inc.	4.250%	8/15/17	2,255	2,356
	CIT Group Inc.	5.250%	3/15/18	3,045	3,266
1	CIT Group Inc.	6.625%	4/1/18	3,005	3,381
1	CIT Group Inc.	5.500%	2/15/19	2,195	2,365
	CIT Group Inc.	5.375%	5/15/20	3,415	3,646
	CIT Group Inc.	5.000%	8/15/22	3,245	3,172
	Homer City Generation LP	8.734%	10/1/26	1,401	1,482
	International Lease Finance Corp.	5.750%	5/15/16	530	568
1	International Lease Finance Corp.	6.750%	9/1/16	895	1,000
	International Lease Finance Corp.	8.750%	3/15/17	1,180	1,387
	International Lease Finance Corp.	3.875%	4/15/18	1,405	1,412
1	International Lease Finance Corp.	7.125%	9/1/18	1,775	2,059
	International Lease Finance Corp.	5.875%	4/1/19	1,820	1,947
	International Lease Finance Corp.	6.250%	5/15/19	1,882	2,037
	International Lease Finance Corp.	8.250%	12/15/20	1,511	1,768
	International Lease Finance Corp.	4.625%	4/15/21	970	929
	International Lease Finance Corp.	8.625%	1/15/22	900	1,067
1	Provident Funding Associates
	LP / PFG Finance Corp.	6.750%	6/15/21	1,335	1,325
	SLM Corp.	6.250%	1/25/16	555	602
	SLM Corp.	6.000%	1/25/17	1,010	1,095
	SLM Corp.	8.450%	6/15/18	1,100	1,284
	SLM Corp.	5.500%	1/15/19	2,445	2,532
	SLM Corp.	8.000%	3/25/20	1,675	1,887
	SLM Corp.	7.250%	1/25/22	615	649
	SLM Corp.	5.500%	1/25/23	870	820

	Insurance (1.9%)
3	Hartford Financial Services Group Inc.	8.125%	6/15/38	3,145	3,664
3	ING US Inc.	5.650%	5/15/53	1,220	1,179
1	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,683
[1,3]	MetLife Capital Trust IV	7.875%	12/15/67	1,390	1,597
[1,3]	MetLife Capital Trust X	9.250%	4/8/68	1,000	1,288
	Unum Group	7.375%	6/15/32	175	178

	Other Finance (0.3%)
4	Telenet Finance Luxembourg SCA	6.375%	11/15/20	305	451
4	Telenet Finance V Luxembourg SCA	6.250%	8/15/22	250	365
4	Telenet Finance V Luxembourg SCA	6.750%	8/15/24	645	943

	Real Estate Investment Trusts (0.3%)
	Felcor Lodging LP	5.625%	3/1/23	1,315	1,285
					81,847
Industrial (70.1%)
	Basic Industry (4.2%)
[2,5]	Arch Coal Inc. Bank Loan	6.250%	5/16/18	1,782	1,756
	Ashland Inc.	3.875%	4/15/18	590	597
1	Axiall Corp.	4.875%	5/15/23	230	218
	Cascades Inc.	7.750%	12/15/17	825	859
	Cascades Inc.	7.875%	1/15/20	250	267
	Celanese US Holdings LLC	6.625%	10/15/18	380	406
	Celanese US Holdings LLC	5.875%	6/15/21	305	324
	Chemtura Corp.	5.750%	7/15/21	150	152
	Cloud Peak Energy Resources
	LLC / Cloud Peak Energy Finance Corp.	8.250%	12/15/17	500	522
	Cloud Peak Energy Resources
	LLC / Cloud Peak Energy Finance Corp.	8.500%	12/15/19	200	217
	CONSOL Energy Inc.	8.000%	4/1/17	555	585
	CONSOL Energy Inc.	8.250%	4/1/20	1,165	1,270
1	Eagle Spinco Inc.	4.625%	2/15/21	415	409
1	FMG Resources August 2006 Pty Ltd.	7.000%	11/1/15	759	787
1	FMG Resources August 2006 Pty Ltd.	6.375%	2/1/16	1,130	1,170
	Hexion US Finance Corp.	6.625%	4/15/20	2,190	2,245
1	INEOS Finance plc	8.375%	2/15/19	1,225	1,361
1	INEOS Finance plc	7.500%	5/1/20	1,990	2,182
	Novelis Inc.	8.375%	12/15/17	1,120	1,196
	Novelis Inc.	8.750%	12/15/20	1,575	1,752
	Peabody Energy Corp.	7.375%	11/1/16	1,930	2,176
	Peabody Energy Corp.	7.875%	11/1/26	1,000	1,012

	Capital Goods (7.9%)
1	Ardagh Packaging Finance plc	7.375%	10/15/17	870	935
1	Ardagh Packaging Finance plc	9.125%	10/15/20	880	961
1	Ashtead Capital Inc.	6.500%	7/15/22	825	877
	B/E Aerospace Inc.	6.875%	10/1/20	1,245	1,363
	B/E Aerospace Inc.	5.250%	4/1/22	3,221	3,261
	Ball Corp.	7.375%	9/1/19	1,295	1,395
1	Building Materials Corp. of America	6.875%	8/15/18	420	446
1	Building Materials Corp. of America	6.750%	5/1/21	1,645	1,785
	Case New Holland Inc.	7.875%	12/1/17	2,660	3,139
	Clean Harbors Inc.	5.250%	8/1/20	1,279	1,311
	Clean Harbors Inc.	5.125%	6/1/21	365	367
	CNH Capital LLC	3.875%	11/1/15	490	506
	CNH Capital LLC	6.250%	11/1/16	1,675	1,849
	CNH Capital LLC	3.625%	4/15/18	1,145	1,161
	Crown Americas LLC / Crown
	Americas Capital Corp. III	6.250%	2/1/21	1,100	1,194
1	Fibria Overseas Finance Ltd.	7.500%	5/4/20	477	519
1	Fibria Overseas Finance Ltd.	6.750%	3/3/21	300	327
	HD Supply Inc.	8.125%	4/15/19	792	882
	Huntington Ingalls Industries Inc.	6.875%	3/15/18	791	856
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	1,380	1,515
	Masco Corp.	5.850%	3/15/17	278	304
	Masco Corp.	6.625%	4/15/18	105	116
	Masco Corp.	7.125%	3/15/20	2,372	2,710
	Masco Corp.	5.950%	3/15/22	590	625
	Masco Corp.	7.750%	8/1/29	480	523
	Masco Corp.	6.500%	8/15/32	120	117
	Owens Corning	9.000%	6/15/19	1,000	1,230

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Owens Corning	7.000%	12/1/36	160	172
	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	7.125%	4/15/19	1,905	2,029
	TransDigm Inc.	5.500%	10/15/20	1,095	1,073
	United Rentals North America Inc.	5.750%	7/15/18	1,000	1,069
	United Rentals North America Inc.	7.375%	5/15/20	1,150	1,275
	United Rentals North America Inc.	8.250%	2/1/21	65	73
	United Rentals North America Inc.	7.625%	4/15/22	945	1,050
	United Rentals North America Inc.	6.125%	6/15/23	390	396
	Vulcan Materials Co.	6.400%	11/30/17	480	540
	Vulcan Materials Co.	7.000%	6/15/18	1,600	1,820
	Vulcan Materials Co.	7.500%	6/15/21	60	68
	Vulcan Materials Co.	7.150%	11/30/37	220	218

	Communication (22.9%)
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	7.000%	1/15/19	911	959
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	8.125%	4/30/20	976	1,057
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	6.500%	4/30/21	275	283
	CSC Holdings LLC	7.875%	2/15/18	1,090	1,248
	CSC Holdings LLC	7.625%	7/15/18	1,685	1,929
	CSC Holdings LLC	8.625%	2/15/19	895	1,047
	CSC Holdings LLC	6.750%	11/15/21	210	227
	DISH DBS Corp.	4.625%	7/15/17	1,020	1,066
	DISH DBS Corp.	7.875%	9/1/19	795	908
	DISH DBS Corp.	6.750%	6/1/21	3,230	3,420
	DISH DBS Corp.	5.875%	7/15/22	1,900	1,895
	DISH DBS Corp.	5.000%	3/15/23	675	633
1	eAccess Ltd.	8.250%	4/1/18	1,911	2,090
	Embarq Corp.	7.995%	6/1/36	720	724
1	Gannett Co. Inc.	5.125%	10/15/19	750	781
1	Gannett Co. Inc.	5.125%	7/15/20	1,995	2,020
1	Gannett Co. Inc.	6.375%	10/15/23	1,760	1,822
	Hughes Satellite Systems Corp.	6.500%	6/15/19	3,017	3,258
1	IAC/InterActiveCorp	4.875%	11/30/18	640	654
	IAC/InterActiveCorp	4.750%	12/15/22	720	671
1	Inmarsat Finance plc	7.375%	12/1/17	590	611
	Intelsat Jackson Holdings SA	7.250%	4/1/19	3,625	3,906
	Intelsat Jackson Holdings SA	8.500%	11/1/19	475	520
	Intelsat Jackson Holdings SA	7.250%	10/15/20	4,165	4,550
	Intelsat Jackson Holdings SA	7.500%	4/1/21	1,350	1,485
1	Intelsat Jackson Holdings SA	5.500%	8/1/23	1,840	1,739
	Lamar Media Corp.	5.875%	2/1/22	585	600
	Lamar Media Corp.	5.000%	5/1/23	1,170	1,112
[2,5]	Level 3 Financing, Inc. Bank Loan	4.000%	1/15/20	1,271	1,279
	Liberty Interactive LLC	8.500%	7/15/29	820	883
	Liberty Interactive LLC	8.250%	2/1/30	3,135	3,339
	MetroPCS Wireless Inc.	7.875%	9/1/18	1,485	1,593
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,175	2,306
	National CineMedia LLC	6.000%	4/15/22	895	925
1	NBCUniversal Enterprise Inc.	5.250%	12/19/49	1,940	1,921
	Nielsen Finance LLC / Nielsen
	Finance Co.	7.750%	10/15/18	1,300	1,407
	Quebecor Media Inc.	7.750%	3/15/16	765	778
	Quebecor Media Inc.	5.750%	1/15/23	2,530	2,450
	Qwest Corp.	6.875%	9/15/33	656	627
	SBA Communications Corp.	5.625%	10/1/19	1,295	1,337
	SBA Telecommunications Inc.	8.250%	8/15/19	436	468
	SBA Telecommunications Inc.	5.750%	7/15/20	410	426
1	Sirius XM Radio Inc.	4.250%	5/15/20	305	289
1	Sirius XM Radio Inc.	5.250%	8/15/22	1,285	1,301
1	Sirius XM Radio Inc.	4.625%	5/15/23	850	765
1	Softbank Corp.	4.500%	4/15/20	4,875	4,748
1	Sprint Corp.	7.250%	9/15/21	2,960	3,178
1	Sprint Corp.	7.875%	9/15/23	2,765	2,969
1	Sprint Corp.	7.125%	6/15/24	980	991
1	Sprint Nextel Corp.	9.000%	11/15/18	3,460	4,161
1	Sprint Nextel Corp.	7.000%	3/1/20	3,820	4,259

	Starz LLC / Starz Finance Corp.	5.000%	9/15/19	985	1,010
1	T-Mobile USA Inc.	5.250%	9/1/18	420	442
	T-Mobile USA Inc.	6.464%	4/28/19	1,295	1,371
	T-Mobile USA Inc.	6.633%	4/28/21	2,210	2,309
	T-Mobile USA Inc.	6.125%	1/15/22	330	337
	T-Mobile USA Inc.	6.731%	4/28/22	1,580	1,643
	T-Mobile USA Inc.	6.836%	4/28/23	1,080	1,116
	T-Mobile USA Inc.	6.500%	1/15/24	490	497
[2,5]	Tribune Company Bank Loan	0.000%	11/20/20	3,706	3,685
[1,4]	Unitymedia Hessen GmbH & Co.
	KG / Unitymedia NRW GmbH	5.500%	9/15/22	325	458
4	Unitymedia Hessen GmbH & Co.
	KG / Unitymedia NRW GmbH	5.500%	9/15/22	115	162
1	Unitymedia Hessen GmbH & Co.
	KG / Unitymedia NRW GmbH	5.500%	1/15/23	1,460	1,420
[1,4]	Unitymedia Hessen GmbH & Co.
	KG / Unitymedia NRW GmbH	5.750%	1/15/23	180	255
4	Unitymedia Hessen GmbH & Co.
	KG / Unitymedia NRW GmbH	5.750%	1/15/23	120	170
[1,4]	Unitymedia Hessen GmbH & Co.
	KG / Unitymedia NRW GmbH	5.625%	4/15/23	460	644
[1,4]	Unitymedia KabelBW GmbH	9.500%	3/15/21	250	399
4	Unitymedia KabelBW GmbH	9.500%	3/15/21	400	638
1	UPCB Finance III Ltd.	6.625%	7/1/20	2,735	2,906
1	UPCB Finance V Ltd.	7.250%	11/15/21	1,170	1,267
1	UPCB Finance VI Ltd.	6.875%	1/15/22	1,401	1,489
	Videotron Ltd.	9.125%	4/15/18	326	342
	Videotron Ltd.	5.000%	7/15/22	2,468	2,412
1	Virgin Media Secured Finance plc	5.375%	4/15/21	1,270	1,273
1	Wind Acquisition Finance SA	11.750%	7/15/17	2,045	2,175
	Windstream Holdings Inc.	7.875%	11/1/17	1,180	1,351
	Windstream Holdings Inc.	8.125%	9/1/18	645	695
	Zayo Group LLC / Zayo Capital Inc.	8.125%	1/1/20	615	672
	Zayo Group LLC / Zayo Capital Inc.	10.125%	7/1/20	1,380	1,587

	Consumer Cyclical (10.9%)
1	Activision Blizzard Inc.	5.625%	9/15/21	710	733
1	ADT Corp.	6.250%	10/15/21	1,845	1,942
	AMC Entertainment Inc.	8.750%	6/1/19	1,750	1,870
	AutoNation Inc.	5.500%	2/1/20	455	489
1	Carlson Wagonlit BV	6.875%	6/15/19	2,440	2,525
	Chrysler Group LLC / CG Co-Issuer Inc.	8.000%	6/15/19	690	764
	Cinemark USA Inc.	5.125%	12/15/22	195	189
1	Continental Rubber of America Corp.	4.500%	9/15/19	1,675	1,767
	Corrections Corp. of America	4.125%	4/1/20	800	784
	Corrections Corp. of America	4.625%	5/1/23	1,115	1,051
	Delphi Corp.	5.875%	5/15/19	1,001	1,061
	Delphi Corp.	6.125%	5/15/21	830	921
1	General Motors Co.	4.875%	10/2/23	515	521
1	General Motors Financial Co. Inc.	4.750%	8/15/17	3,355	3,565
1	General Motors Financial Co. Inc.	3.250%	5/15/18	440	441
	General Motors Financial Co. Inc.	6.750%	6/1/18	1,170	1,331
1	General Motors Financial Co. Inc.	4.250%	5/15/23	550	524
	Hanesbrands Inc.	6.375%	12/15/20	1,056	1,155
[2,5]	Hilton Worldwide Finance LLC
	Bank Loan	3.750%	10/26/20	914	920
[2,5]	Hilton Worldwide Finance LLC
	Bank Loan	3.750%	10/26/20	2,513	2,530
[2,5]	ION Media Networks Inc. Bank Loan	0.000%	12/18/20	1,170	1,174
	L Brands Inc.	8.500%	6/15/19	290	348
	L Brands Inc.	7.000%	5/1/20	580	651
	L Brands Inc.	6.625%	4/1/21	1,430	1,566
	L Brands Inc.	5.625%	2/15/22	525	537
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,790	1,772
	PVH Corp.	7.375%	5/15/20	840	924
1	QVC Inc.	7.500%	10/1/19	2,249	2,426
1	Realogy Group LLC	7.625%	1/15/20	1,726	1,933
	Regal Cinemas Corp.	8.625%	7/15/19	1,735	1,863
	Regal Entertainment Group	5.750%	6/15/23	800	786
	Regal Entertainment Group	5.750%	2/1/25	192	181
	Rite Aid Corp.	8.000%	8/15/20	750	842

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	1,486	1,635
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	640	662
	Service Corp. International	7.625%	10/1/18	940	1,081
	Service Corp. International	8.000%	11/15/21	1,225	1,409
1	Service Corp. International	5.375%	1/15/22	905	914
	Tenneco Inc.	7.750%	8/15/18	230	247
	Tenneco Inc.	6.875%	12/15/20	1,275	1,396
1	TRW Automotive Inc.	7.250%	3/15/17	1,487	1,710
1	TRW Automotive Inc.	4.500%	3/1/21	525	532
[2,5]	US Foods Inc. Bank Loan	4.500%	3/31/17	1,300	1,309
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	7.875%	5/1/20	990	1,092
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	7.750%	8/15/20	1,925	2,166
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	5.375%	3/15/22	1,455	1,462

	Consumer Noncyclical (9.5%)
1	ARAMARK Corp.	5.750%	3/15/20	1,205	1,256
	Biomet Inc.	6.500%	8/1/20	2,120	2,226
	Biomet Inc.	6.500%	10/1/20	2,305	2,374
1	Capsugel SA	7.000%	5/15/19	230	233
	CHS/Community Health Systems Inc.	5.125%	8/15/18	1,790	1,853
	Constellation Brands Inc.	7.250%	5/15/17	730	847
	DaVita HealthCare Partners Inc.	6.625%	11/1/20	1,190	1,279
1	Fresenius Medical Care
	US Finance II Inc.	5.625%	7/31/19	1,325	1,431
1	Fresenius Medical Care
	US Finance II Inc.	5.875%	1/31/22	595	628
1	Fresenius Medical Care
	US Finance Inc.	6.500%	9/15/18	365	412
1	Fresenius Medical Care
	US Finance Inc.	5.750%	2/15/21	1,170	1,237
	HCA Holdings Inc.	6.250%	2/15/21	960	1,008
	HCA Inc.	8.500%	4/15/19	2,315	2,457
	HCA Inc.	6.500%	2/15/20	4,675	5,137
	HCA Inc.	5.875%	3/15/22	1,850	1,915
	HCA Inc.	4.750%	5/1/23	2,100	1,990
	HCA Inc.	7.690%	6/15/25	130	137
	Health Management Associates Inc.	7.375%	1/15/20	2,383	2,672
1	Healthcare Technology
	Intermediate Inc.	7.375%	9/1/18	600	622
1	Hypermarcas SA	6.500%	4/20/21	2,020	2,117
1	IMS Health Inc.	12.500%	3/1/18	2,065	2,437
1	IMS Health Inc.	6.000%	11/1/20	670	714
	LifePoint Hospitals Inc.	6.625%	10/1/20	540	575
1	Mallinckrodt International Finance SA	3.500%	4/15/18	300	293
	Party City Holdings Inc.	8.875%	8/1/20	2,725	3,045
1	Salix Pharmaceuticals Ltd.	6.000%	1/15/21	1,525	1,563
	Tenet Healthcare Corp.	6.250%	11/1/18	1,500	1,665
	Tenet Healthcare Corp.	4.750%	6/1/20	490	480
	Tenet Healthcare Corp.	4.500%	4/1/21	932	888
	Tenet Healthcare Corp.	4.375%	10/1/21	3,520	3,300
	Tenet Healthcare Corp.	8.125%	4/1/22	460	495
	WellCare Health Plans Inc.	5.750%	11/15/20	1,070	1,095

	Energy (4.8%)
1	Antero Resources Finance Corp.	5.375%	11/1/21	715	724
	Concho Resources Inc.	7.000%	1/15/21	417	459
	Concho Resources Inc.	6.500%	1/15/22	745	804
	Concho Resources Inc.	5.500%	10/1/22	2,540	2,613
	Continental Resources Inc.	5.000%	9/15/22	1,440	1,496
	Denbury Resources Inc.	8.250%	2/15/20	973	1,073
	Denbury Resources Inc.	6.375%	8/15/21	330	351
	Denbury Resources Inc.	4.625%	7/15/23	910	821
	EP Energy LLC / EP Energy
	Finance Inc.	9.375%	5/1/20	1,947	2,246
	EP Energy LLC / Everest Acquisition
	Finance Inc.	6.875%	5/1/19	885	952
	Harvest Operations Corp.	6.875%	10/1/17	1,375	1,488

1	MEG Energy Corp.	6.375%	1/30/23	850	856
1	MEG Energy Corp.	7.000%	3/31/24	1,500	1,519
	Newfield Exploration Co.	7.125%	5/15/18	1,590	1,652
	Newfield Exploration Co.	6.875%	2/1/20	925	991
	Range Resources Corp.	6.750%	8/1/20	575	621
	Range Resources Corp.	5.750%	6/1/21	1,435	1,525
	Range Resources Corp.	5.000%	8/15/22	515	507
	Rosetta Resources Inc.	5.875%	6/1/22	1,275	1,269
1	Seadrill Ltd.	5.625%	9/15/17	2,260	2,339

	Other Industrial (0.5%)
	CBRE Services Inc.	5.000%	3/15/23	2,520	2,413

	Technology (8.3%)
1	Audatex North America Inc.	6.000%	6/15/21	455	475
1	Audatex North America Inc.	6.125%	11/1/23	430	443
	Brocade Communications Systems Inc.	6.875%	1/15/20	356	382
1	Brocade Communications Systems Inc.	4.625%	1/15/23	755	698
	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	1,150	1,256
	CDW LLC / CDW Finance Corp.	8.500%	4/1/19	216	239
	Equinix Inc.	4.875%	4/1/20	280	279
	Equinix Inc.	7.000%	7/15/21	1,725	1,884
	Equinix Inc.	5.375%	4/1/23	1,215	1,185
1	First Data Corp.	7.375%	6/15/19	2,525	2,702
1	First Data Corp.	8.875%	8/15/20	621	685
1	First Data Corp.	6.750%	11/1/20	1,090	1,128
1	First Data Corp.	8.250%	1/15/21	1,900	2,014
1	First Data Corp.	11.250%	1/15/21	425	470
	First Data Corp.	12.625%	1/15/21	1,175	1,378
1	First Data Corp.	11.750%	8/15/21	775	814
[2,5]	First Data Corp. Bank Loan	4.164%	9/24/14	1,448	1,449
	Flextronics International Ltd.	4.625%	2/15/20	800	784
	Flextronics International Ltd.	5.000%	2/15/23	1,035	968
1	Freescale Semiconductor Inc.	5.000%	5/15/21	1,110	1,074
1	Freescale Semiconductor Inc.	6.000%	1/15/22	700	708
[2,5]	Freescale Semiconductor Inc.
	Bank Loan	5.000%	3/1/20	2,632	2,658
[2,5]	Infor (US) Inc. Bank Loan	5.250%	4/5/18	535	535
	Infor US Inc.	11.500%	7/15/18	1,292	1,489
	Infor US Inc.	9.375%	4/1/19	1,175	1,322
	Iron Mountain Inc.	7.750%	10/1/19	945	1,054
	Iron Mountain Inc.	8.375%	8/15/21	1,231	1,329
	Iron Mountain Inc.	5.750%	8/15/24	755	702
	NCR Corp.	4.625%	2/15/21	1,810	1,737
	NCR Corp.	5.000%	7/15/22	480	456
1	NXP BV / NXP Funding LLC	3.750%	6/1/18	1,190	1,202
1	NXP BV / NXP Funding LLC	5.750%	3/15/23	255	259
1	Sensata Technologies BV	6.500%	5/15/19	2,089	2,256
	SunGard Data Systems Inc.	7.375%	11/15/18	1,555	1,648
	SunGard Data Systems Inc.	6.625%	11/1/19	1,475	1,552
	SunGard Data Systems Inc.	7.625%	11/15/20	2,975	3,258

	Transportation (1.1%)
3	Continental Airlines 2007-1
	Class B Pass Through Trust	6.903%	4/19/22	545	579
	Hertz Corp.	4.250%	4/1/18	270	276
	Hertz Corp.	6.750%	4/15/19	2,000	2,155
	Hertz Corp.	5.875%	10/15/20	205	212
	Hertz Corp.	7.375%	1/15/21	2,230	2,448
	Hertz Corp.	6.250%	10/15/22	135	139
					356,942
Utilities (5.9%)
	Electric (2.2%)
	AES Corp.	8.000%	10/15/17	1,255	1,481
	AES Corp.	8.000%	6/1/20	565	661
1	Calpine Corp.	7.500%	2/15/21	1,646	1,802
1	Calpine Corp.	6.000%	1/15/22	500	513
1	Calpine Corp.	7.875%	1/15/23	400	435
1	Calpine Corp.	5.875%	1/15/24	285	279

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	DPL Inc.	6.500%	10/15/16	1,700	1,836
	DPL Inc.	7.250%	10/15/21	2,840	2,861
1	Ipalco Enterprises Inc.	7.250%	4/1/16	340	373
	IPALCO Enterprises Inc.	5.000%	5/1/18	610	639

	Natural Gas (3.7%)
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	6.750%	5/20/20	940	1,027
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	7.000%	5/20/22	1,375	1,504
	El Paso LLC	7.000%	6/15/17	1,475	1,659
	El Paso LLC	7.250%	6/1/18	1,755	1,973
	El Paso LLC	6.500%	9/15/20	1,230	1,309
	El Paso LLC	7.750%	1/15/32	740	746
	Energy Transfer Equity LP	7.500%	10/15/20	2,460	2,755
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	2,343	2,387
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	1,906	2,078
1	Kinder Morgan Inc.	5.000%	2/15/21	1,015	995
1	Kinder Morgan Inc.	5.625%	11/15/23	1,500	1,470
	MarkWest Energy Partners
	LP / MarkWest Energy Finance Corp.	6.500%	8/15/21	331	357
	MarkWest Energy Partners
	LP / MarkWest Energy Finance Corp.	6.250%	6/15/22	685	729
					29,869
Total Corporate Bonds (Cost $447,308)					468,658

			Market
			Value•
	Coupon	Shares	($000)
Preferred Stocks (2.1%)
Citigroup Capital XIII Pfd.	7.875%	153,750	4,177
GMAC Capital Trust I Pfd.	8.125%	136,650	3,642
Hartford Financial Services
Group Inc. Pfd.	7.875%	92,000	2,636
Total Preferred Stocks (Cost $9,834)			10,455
Other (0.0%)
* MediaNews Group Inc.
Warrants Exp. 03/19/2017
(Cost $778)		2,084	4
Temporary Cash Investment (5.4%)

		Face
	Maturity Amount
	Date	($000)
Repurchase Agreement (5.4%)
Bank of America Securities, LLC
(Dated 12/31/13, Repurchase Value
$27,700,000, collateralized
by Federal Home Loan Bank
2.875%, 12/10/21, and Federal
Home Loan Mortgage Corp.
0%, 12/17/29,
with a value of $28,254,000)
(Cost $27,700)	0.005% 1/2/14	27,700	27,700
Total Investments (99.9%) (Cost $487,057)			508,205
Other Assets and Liabilities (0.1%)
Other Assets			12,211
Liabilities			(11,666)
			545
Net Assets (100%)
Applicable to 61,734,645 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			508,750
Net Asset Value Per Share			$8.24

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	468,569
Undistributed Net Investment Income	27,815
Accumulated Net Realized Losses	(8,775)
Unrealized Appreciation (Depreciation)
Investment Securities	21,148
Forward Currency Contracts	(8)
Foreign Currencies	1
Net Assets	508,750

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At December 31, 2013, the aggregate value of these securities was $139,899,000, representing 27.5% of net assets.
2 Adjustable-rate security.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Face amount denominated in Euro.
5 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective.
At December 31, 2013, the aggregate value of these securities was $17,295,000, representing 3.4% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends	697
Interest	29,795
Total Income	30,492
Expenses
Investment Advisory Fees—Note B	316
The Vanguard Group—Note C
Management and Administrative	1,032
Marketing and Distribution	109
Custodian Fees	20
Auditing Fees	30
Shareholders’ Reports	18
Trustees’ Fees and Expenses	1
Total Expenses	1,526
Net Investment Income	28,966
Realized Net Gain (Loss)
Investment Securities Sold	6,870
Foreign Currencies and
Forward Currency Contracts	(94)
Realized Net Gain (Loss)	6,776
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(14,169)
Foreign Currencies and Forward
Currency Contracts	(7)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(14,176)
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,566

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,966	29,350
Realized Net Gain (Loss)	6,776	9,421
Change in Unrealized Appreciation (Depreciation)	(14,176)	24,141
Net Increase (Decrease) in Net Assets Resulting from Operations	21,566	62,912
Distributions
Net Investment Income	(29,502)	(24,876)
Realized Capital Gain	—	—
Total Distributions	(29,502)	(24,876)
Capital Share Transactions
Issued	103,315	160,872
Issued in Lieu of Cash Distributions	29,502	24,876
Redeemed	(162,124)	(74,928)
Net Increase (Decrease) from Capital Share Transactions	(29,307)	110,820
Total Increase (Decrease)	(37,243)	148,856
Net Assets
Beginning of Period	545,993	397,137
End of Period[1]	508,750	545,993

1 Net Assets—End of Period includes undistributed net investment income of $27,815,000 and $28,350,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$8.33	$7.72	$7.78	$7.46	$5.91
Investment Operations
Net Investment Income	.458	.420	.516	.568	.543[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.108)	.641	.004	.290	1.567
Total from Investment Operations	.350	1.061	.520	.858	2.110
Distributions
Dividends from Net Investment Income	(.440)	(.451)	(.580)	(.538)	(.560)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.440)	(.451)	(.580)	(.538)	(.560)
Net Asset Value, End of Period	$8.24	$8.33	$7.72	$7.78	$7.46

Total Return	4.35%	14.30%	6.93%	12.10%	38.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$509	$546	$397	$355	$316
Ratio of Total Expenses to Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	5.51%	6.10%	6.85%	7.54%	8.19%
Portfolio Turnover Rate	37%	29%	37%	38%	40%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The portfolio may enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2013, the portfolio’s average investment in forward currency contracts represented less than 1% of net assets, based on quarterly average notional amounts.

Vanguard High Yield Bond Portfolio

4. Repurchase Agreements: The portfolio may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2013, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,388	—
Corporate Bonds	—	468,658	—
Preferred Stocks	—	10,455	—
Other	—	—	4
Temporary Cash Investments	—	27,700	—
Forward Currency Contract—Liabilities	—	(8)	—
Total	—	508,193	4

Vanguard High Yield Bond Portfolio

At December 31, 2013, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

					Unrealized
				Appreciation
				Contract Amount (000)		(Depreciation)
Counterparty	Contract Settlement Date		Receive		Deliver	($000)
CSAG	1/22/14	USD	4,525	EUR	3,295	(8)
CSAG—Credit Suisse Securities.
EUR—Euro.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2013, the portfolio realized net foreign currency gains of $1,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2013, the portfolio had $28,655,000 of ordinary income available for distribution. The portfolio used capital loss carryforwards of $6,969,000 to offset taxable capital gains realized during the year ended December 31, 2013. At December 31, 2013, the portfolio had available capital losses totaling $8,770,000 to offset future net capital gains. Of this amount, $8,568,000 is subject to expiration on December 31, 2017. Capital losses of $202,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At December 31, 2013, the cost of investment securities for tax purposes was $487,057,000. Net unrealized appreciation of investment securities for tax purposes was $21,148,000, consisting of unrealized gains of $24,591,000 on securities that had risen in value since their purchase and $3,443,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2013, the portfolio purchased $179,761,000 of investment securities and sold $190,784,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended December 31
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	12,529	20,277
Issued in Lieu of Cash Distributions	3,679	3,269
Redeemed	(20,020)	(9,426)
Net Increase (Decrease) in Shares Outstanding	(3,812)	14,120

At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 64% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of High Yield Bond Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2014

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,049.68	$1.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® International Portfolio

International stocks in 2013 produced less than half the return of the broad U.S. market, whose commanding lead in the first six months extended through year-end. Vanguard International Portfolio, however, distinguished itself with a return of 23.26%—well ahead of its benchmark, the MSCI All Country World Index ex USA, and outpacing the average return of its peers.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strong returns far and wide, even in emerging markets

The portfolio’s gains reached far and wide, helping it outperform its benchmark index in the developed regions. In Europe, which constituted more than one-half of the portfolio’s assets, some larger-market returns approached 30%; Italy, despite its troubled economy, gained almost 60%. The euro’s modest strengthening versus the U.S. dollar enhanced returns for dollar-based investors.

In the developed Pacific Rim, Japan’s pro-growth, weaker-yen policies sparked an economic revival that helped its stock market return more than 27% for dollar-based investors (about twice that level when valued in yen). The portfolio’s Japan holdings had an exceptional return approaching 50%.

In emerging markets—major beneficiaries of the Federal Reserve’s easy money policies—the prospect of the Fed’s tapering its bond purchases (as it ultimately announced in December) had a chilling effect, leading to broad declines. Nonetheless, the portfolio’s emerging-market holdings notched a double-digit gain.

Among industry sectors, all but one advanced; only health care holdings lagged those in the benchmark.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows. Also, please note that Simon Webber has assumed sole responsibility for managing the portion

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard International Portfolio	23.26%	9.19%
Spliced International Index[1]	15.29	6.04
Variable Insurance International Funds Average[2]	20.42	7.10

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.49%	1.00%

of the International Portfolio advised by Schroder Investment Management North America.

When traveling a long, bumpy road, be sure to pack some patience

The portfolio’s ten-year average annual return was 9.19%, surpassing the results of its comparative standards over a challenging decade marked by the global Great Recession.

Over time, even a small degree of outperformance can meaningfully affect a portfolio’s value. That’s why many investors remain drawn to active management’s opportunity for market-beating returns—despite considerable research showing that only a minority of active managers outperform their benchmarks.

Because past performance is no guarantee of future results, trying to identify potential winning managers using the common gauge of historical returns often leads to disappointment.

Long-term active outperformance is uncommon in large part because of active management’s typically higher expenses. Impatience can also lead investors to end up with less than they’d hoped for over the long run. Even the best market-beating managers can’t avoid short-term periods of underperformance. An investor who is unwilling to endure some lean years could unwisely abandon a talented manager and miss out on long-term rewards.

(You can read more in The Bumpy Road to Outperformance, available at vanguard.com/research.)

That’s why we recommend paying attention to costs and taking a patient, long-term view. Vanguard offers access to world-class active managers at costs well below industry averages, to try to give investors the best chance for success.

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the International
Portfolio’s expense ratio was 0.47%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard International Portfolio

Advisors’ Report

For the 12 months ended December 31, 2013, the International Portfolio returned 23.26%, surpassing the 15.29% return of its benchmark index and the 20.42% average return of peer funds. The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2013 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on January 16, 2014.

Baillie Gifford Overseas Ltd.

Portfolio Managers:
James K. Anderson,
Head of Global Equities

Kave Sigaroudinia,
Head of EAFE Alpha Research

Nearly five years into a recovery from the
lows of early 2009, international equity
markets have finally rediscovered some

genuine optimism, undergoing a notable shift in preference in the second half of 2013 from defensive stocks toward those with more substantial but less predictable growth prospects. We view this sea change in sentiment as a delayed response to the considerable progress made since the global financial crisis at both the macroeconomic and corporate levels.

The broadening of the U.S. recovery, resumption of growth in Southern Europe, and ambitious reform proposals from China’s Third Plenum and Japan’s “Abenomics” are all encouraging signs for sustainable global growth.

Some of our technology holdings rose notably in 2013. Internet companies such as Baidu, Tencent, and NAVER performed well, reflecting their considerable progress in monetizing mobile users. The internet’s expanding worldwide reach through smartphones and tablets is also driving growth in e-commerce. This benefits our holdings in Amazon, Japanese e-mall operator Rakuten, and Japanese telecom company SoftBank, which has a significant stake in Alibaba, the dominant Chinese e-commerce platform. These gains more than offset weakness in emerging-market holdings exposed to possible effects of the Federal Reserve’s tapering of bond purchases, such as Turkish bank Garanti Bankasi and Brazilian stock exchange BM&FBovespa.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	55	1,266	Uses a bottom-up, stock-driven approach to select
			stocks that it believes have above-average growth
			rates and trade at reasonable prices.
Schroder Investment	25	565	Uses fundamental research to identify high-quality
Management			companies in developed and emerging markets that
North America Inc.			it believes have above-average growth potential.
M&G Investment	16	364	Uses a long-term, bottom-up investment approach
Management Limited			that focuses on identifying the stocks of under-
			appreciated, quality companies that it believes will
			deliver high returns and have the potential for growth.
Cash Investments	4	89	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Over the last 12 months, we added new holdings in Spanish bank Banco Popular and in Kinnevik, a Swedish family holding company with stakes in some exciting e-commerce businesses. We also recently added Christian Hansen, our third Danish company based in the “Medicon Valley” bioscience cluster. These positions have largely been funded by the sale of stocks in commodities and traditional energy-related areas, such as BHP Billiton, Impala Platinum, BG Group, Woodside Petroleum, OGX, and Petrobras, reflecting our caution about those firms’ long-term growth prospects.

We remain optimistic about growth stocks and enter 2014 with a rich array of exciting companies, themes, and countries we want to learn more about.

Schroder Investment Management North America Inc.

Portfolio Manager: Simon Webber, CFA

It was a very strong year for equity returns, and our portion of the portfolio was well-positioned for success. Most sectors and regions added to results, particularly some of our largest core holdings. Sumitomo Mitsui Financial Group performed very well as Japan’s new economic policies supported better loan growth and the firm’s Asian corporate lending business added market share. Automaker Daimler also gained, as new initiatives in its Mercedes-Benz division improved pricing power and profit margins.

Our performance in the Pacific region was weak, driven by holdings in Newcrest Mining and Atlas Iron. The strong Australian dollar has undermined the cost profile for these mining businesses, forcing us to review our investment case; we sold both in favor of stocks we feel have better potential.

In general, emerging markets underperformed for the year, with the weakness concentrated in countries needing external financing (such as Brazil, Indonesia, Turkey, and India). We retained

Vanguard International Portfolio

our holdings with exposure to Indonesia (Jardine Matheson, Bank Mandiri) and Thailand (Kasikornbank), as we believe these are strong businesses that will create shareholder value. We view their recent slump as an opportunity to build exposure to good companies in this part of the world.

Our holdings in India generally performed well despite a slowing economic cycle. The country’s mobile phone business still has room to expand its market penetration (a rarity these days), and a more stable regulatory environment has reduced competition. Idea Cellular has consistently invested in its business, and we expect its annual growth to top 20% for several years to come.

As we head into 2014, one of our strongest convictions is that capital investment in the developed world will rise. Steady improvement in confidence should encourage firms to deploy their balance sheets in search of organic growth, supporting a range of capital goods and industrial companies. With global expansion likely to increase in 2014, normalizing interest rates in some regions should also support a market preference for growth over income stocks, and we are positioned accordingly.

M&G Investment Management
Limited

Portfolio Manager:
Greg Aldridge

International equities performed well in 2013. The year began amid renewed investor confidence and culminated in multiyear highs for many markets as the United States averted its “fiscal cliff.” Markets grew volatile in May and June, when the prospective tapering of the Federal Reserve’s asset purchases led to widespread sell-offs.

The increasingly resilient markets shook off misgivings, though, and again rose strongly as investors became more willing to take on risk. Autumn brought new challenges, including tensions in Syria,

uncertainty in some emerging-market economies, and renewed political skirmishing in the United States amid concerns that the budget crisis might not be resolved before the debt ceiling was reached.

The Fed finally ended the speculation about its intentions in December, announcing that it would reduce its asset purchases by $10 billion per month starting in January 2014. This led to general equity market rallies, suggesting that investors perceived the taper as more benign than expected. As a result, international markets finished 2013 on a high.

For the year, the consumer discretionary, health care, and telecommunications sectors did best, and materials, energy, and utilities lagged. Overweight allocations to consumer discretionary and health care, as well as stock selection in those sectors, boosted relative performance.

Industrial stock picks were also beneficial, and European aerospace giant Airbus (formerly EADS) was the top performer. The company has continued to reap rewards and a bolstered share price from its excellent industry positioning, robust order book, and operational successes. It has also profited from a buyback of outstanding shares and a reorganization of its shareholder structure to reduce government ownership. At the end of 2013, confirmation of its 2014 targets further buoyed the stock. Other strong performers included two French companies, advertising agency Publicis and banking group Société Générale, and British automobile distributor Inchcape.

Conversely, an underweight to telecom companies and stock selection in information technology both dragged on returns. We sold our holdings in Germany’s Software AG as its legacy mainframe business declined more than anticipated and we grew concerned about the sustainability of growth in other parts of the business. Meanwhile, sustained negative sentiment in Brazil hurt the share prices of iron ore miner Vale—our portfolio’s most notable laggard for the year—and oil company Petrobras. China’s Hang Lung Properties and Japanese camera and printer maker Canon were also weak.

As active stock-pickers, we continued to seek opportunities to selectively purchase companies with compelling scarce assets, structural growth drivers, and the potential for sustainably high returns as they became available at attractive valuations. These included Bank of Nova Scotia, international dialysis group Fresenius Medical Care, Korean firm Samsung Electronics, and precision instrument and control supplier Spectris. We also bought shares in Standard Chartered, a British bank that generates the majority of its revenues in Asia and Africa, and Samsonite, the Hong Kong-listed luggage specialist.

We sold other holdings when we felt that more attractively valued companies with better growth prospects were available. These included Software AG, Taiwanese PC manufacturer Compal Electronics, pharmaceutical giant GlaxoSmithKline, and Australian global recycling group Sims Metal Management. We also sold our stock in Symrise, a German fragrance and flavor manufacturer. We still believe in the strength of the company, a longstanding holding that has performed well, but we felt we could find more attractively valued businesses.

Vanguard International Portfolio

Portfolio Profile
As of December 31, 2013

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	176	1,813
Turnover Rate	22%	—
Expense Ratio[2]	0.49%	—
Short-Term Reserves	1.7%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.96
Beta	1.07

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	16.9%	10.8%
Consumer Staples	6.2	9.9
Energy	3.9	9.4
Financials	23.1	26.8
Health Care	8.0	7.9
Industrials	15.3	11.2
Information Technology	15.3	6.6
Materials	6.6	8.3
Telecommunication Services	4.3	5.8
Utilities	0.4	3.3

Ten Largest Holdings[3] (% of total net assets)

Tencent Holdings Ltd.	Internet Software
	& Services	3.0%
Baidu Inc.	Internet Software
	& Services	2.8
SoftBank Corp.	Wireless
	Telecommunication
	Services	2.8
AIA Group Ltd.	Life & Health
	Insurance	2.3
Inditex SA	Apparel Retail	2.0
Amazon.com Inc.	Internet Retail	1.9
Atlas Copco AB	Industrial Machinery	1.8
Prudential plc	Life & Health
	Insurance	1.7
Rolls-Royce Holdings plc	Aerospace
	& Defense	1.6
SMC Corp.	Industrial Machinery	1.5
Top Ten		21.4%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative
	Portfolio[4]	Index[1]
Europe
United Kingdom	17.6%	15.9%
France	7.7	7.2
Switzerland	6.8	6.4
Sweden	5.8	2.3
Germany	5.6	6.9
Spain	5.3	2.4
Italy	2.3	1.6
Denmark	2.1	0.9
Norway	1.5	0.6
Other European Markets	1.5	4.2
Subtotal	56.2%	48.4%
Pacific
Japan	11.7%	15.1%
Hong Kong	3.7	2.1
South Korea	3.2	3.3
Australia	2.6	5.4
Other Pacific Markets	0.5	1.1
Subtotal	21.7%	27.0%
Emerging Markets
China	8.6%	4.1%
Brazil	2.4	2.2
India	1.2	1.3
Other Emerging Markets	4.6	9.6
Subtotal	16.8%	17.2%
North America
United States	2.4%	0.0%
Canada	2.1	7.1
Subtotal	4.5%	7.1%
Middle East	0.8%	0.3%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the International Portfolio’s expense ratio was 0.47%.
3 The holdings listed exclude any temporary cash investments and equity index products.
4 Market percentages exclude currency contracts held by the portfolio.

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Portfolio	23.26%	16.15%	9.19%	$24,087
Spliced International Index[1]	15.29	10.62	6.04	17,981
Variable Insurance International
Funds Average[2]	20.42	12.68	7.10	19,854
MSCI All Country World Index ex USA	15.29	12.81	7.57	20,737

Fiscal-Year Total Returns (%): December 31, 2003–December 31, 2013

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter. 2 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Vanguard International Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.7%)[1]
Australia (2.1%)
Fortescue Metals Group
Ltd.	3,754,779	19,614
Brambles Ltd.	1,797,835	14,730
James Hardie Industries
plc	762,900	8,854
Cochlear Ltd.	80,563	4,245
		47,443
Brazil (2.3%)
BM&FBovespa SA	2,492,100	11,689
Itau Unibanco Holding SA
ADR	796,207	10,805
Vale SA Class B ADR	619,600	8,681
Vale SA Pfd. Prior Pfd.	480,000	6,652
Petroleo Brasileiro SA Pfd.
Prior Pfd.	759,000	5,498
Raia Drogasil SA	636,286	3,984
Banco do Brasil SA	318,086	3,296
Cia Brasileira de
Distribuicao Grupo
Pao de Acucar ADR	55,292	2,470
		53,075
Canada (2.0%)
Toronto-Dominion Bank	207,921	19,595
Suncor Energy Inc.	304,089	10,661
Bank of Nova Scotia	120,000	7,504
Canadian Pacific Railway
Ltd.	43,428	6,568
^ Sherritt International Corp.	365,131	1,272
* Dominion Diamond Corp.	60,600	868
		46,468
Chile (0.3%)
Sociedad Quimica y
Minera de Chile SA ADR	235,400	6,092

China (8.5%)
Tencent Holdings Ltd.	1,057,000	67,677
* Baidu Inc. ADR	363,375	64,637
CNOOC Ltd.	5,970,500	11,104
New Oriental Education
& Technology Group Inc.
ADR	274,500	8,647
* Youku Tudou Inc. ADR	226,911	6,875
Shandong Weigao Group
Medical Polymer Co.
Ltd.	4,872,000	6,593
Beijing Enterprises
Holdings Ltd.	594,000	5,900
China Overseas Land &
Investment Ltd.	1,882,000	5,312
China Construction Bank
Corp.	6,415,000	4,857

^	Mindray Medical
	International Ltd. ADR	117,000	4,254
	Yingde Gases Group Co.
	Ltd.	3,900,000	4,092
	Belle International
	Holdings Ltd.	2,629,000	3,054
^,*	Chaoda Modern
	Agriculture Holdings Ltd.	1,971,135	227
			193,229
Denmark (2.1%)
	Novo Nordisk A/S Class B	123,914	22,720
	Novozymes A/S	353,250	14,922
	Chr Hansen Holding A/S	139,474	5,529
	AP Moeller - Maersk A/S
	Class B	465	5,032
			48,203
Finland (0.3%)
*	Nokia Oyj	958,582	7,745

France (7.2%)
	L’Oreal SA	177,874	31,237
	Kering	118,915	25,136
	Schneider Electric SA	215,568	18,807
	Sanofi	149,511	15,967
	Essilor International SA	108,863	11,584
	BNP Paribas SA	144,108	11,241
	Publicis Groupe SA	98,000	8,979
	European Aeronautic
	Defence and Space Co.
	NV	110,000	8,445
	Societe Generale SA	142,460	8,284
	Total SA	123,000	7,550
	Vallourec SA	137,538	7,504
	Safran SA	69,867	4,858
	Arkema SA	41,417	4,836
			164,428
Germany (5.2%)
	Porsche Automobil
	Holding SE Pfd. Prior Pfd.	178,032	18,585
	HeidelbergCement AG	206,748	15,700
	Adidas AG	117,835	15,026
	Volkswagen AG	52,448	14,241
	SAP AG	102,500	8,889
	Fresenius Medical Care
	AG & Co. KGaA	116,000	8,274
	MTU Aero Engines AG	75,000	7,370
	Daimler AG	82,271	7,140
	GEA Group AG	144,701	6,900
	Wincor Nixdorf AG	90,000	6,247
*	Aixtron SE	274,000	3,975
	Infineon Technologies AG	325,139	3,473
	SMA Solar Technology AG	79,219	2,510
			118,330

Hong Kong (3.7%)
AIA Group Ltd.	10,399,400	52,345
Jardine Matheson
Holdings Ltd.	223,389	11,703
Hong Kong Exchanges
and Clearing Ltd.	553,160	9,246
Techtronic Industries Co.	2,063,652	5,878
Hang Lung Properties Ltd. 1,540,000		4,882
* Esprit Holdings Ltd.	112,930	218
		84,272
India (1.2%)
Tata Motors Ltd.	1,012,908	6,195
Housing Development
Finance Corp.	467,200	6,015
Idea Cellular Ltd.	2,211,506	5,976
HDFC Bank Ltd.	407,836	4,400
Zee Entertainment
Enterprises Ltd.	860,652	3,855
Axis Bank Ltd.	47,146	994
		27,435
Indonesia (0.1%)
Bank Mandiri Persero
Tbk PT	4,643,000	3,005

Ireland (0.4%)
Kerry Group plc Class A	81,658	5,677
Kerry Group plc Class A
(London Shares)	36,842	2,559
		8,236
Israel (0.8%)
* Check Point Software
Technologies Ltd.	280,685	18,110

Italy (2.1%)
UniCredit SPA	3,920,009	28,916
* Fiat SPA	2,445,936	20,020
		48,936
Japan (10.7%)
SoftBank Corp.	736,100	64,593
SMC Corp.	139,800	35,284
Rakuten Inc.	2,164,800	32,306
Astellas Pharma Inc.	320,300	18,990
Sumitomo Mitsui
Financial Group Inc.	308,200	16,028
Suzuki Motor Corp.	372,200	10,030
Toyota Motor Corp.	158,000	9,634
Seven & I Holdings Co.
Ltd.	194,000	7,724
Hitachi Ltd.	962,000	7,294
FANUC Corp.	38,800	7,110
MISUMI Group Inc.	214,000	6,728
Kyocera Corp.	111,600	5,579
Sekisui Chemical Co. Ltd.	420,000	5,154

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
^ Canon Inc.	158,000	5,042
East Japan Railway Co.	61,100	4,867
Sysmex Corp.	75,000	4,430
^ Gree Inc.	295,400	2,912
		243,705
Luxembourg (0.2%)
Samsonite International
SA	1,809,012	5,517

Mexico (0.4%)
Grupo Financiero Banorte
SAB de CV	1,407,678	9,850

Netherlands (0.2%)
Heineken NV	44,696	3,021
TNT Express NV	159,861	1,487
		4,508
Norway (1.5%)
Statoil ASA	627,309	15,254
Schibsted ASA	190,806	12,645
DNB ASA	351,933	6,316
		34,215
Peru (0.7%)
Credicorp Ltd.	121,189	16,085

Portugal (0.3%)
Jeronimo Martins SGPS SA	343,323	6,713

Russia (0.8%)
Magnit OJSC GDR	104,000	6,908
Mail.ru Group Ltd. GDR	139,000	6,201
Sberbank of Russia ADR	337,020	4,252
		17,361
Singapore (0.5%)
DBS Group Holdings Ltd.	401,766	5,460
Singapore Exchange Ltd.	849,000	4,896
		10,356
South Africa (0.4%)
MTN Group Ltd.	225,000	4,660
Sasol Ltd.	80,000	3,937
		8,597
South Korea (3.1%)
Samsung Electronics Co.
Ltd.	21,366	27,841
NAVER Corp.	29,269	20,170
^ Celltrion Inc.	199,241	7,250
Hankook Tire Co. Ltd.	103,000	5,935
Hyundai Motor Co.	19,839	4,453
Shinhan Financial Group
Co. Ltd.	64,972	2,917
Hyundai Mobis	8,790	2,447
		71,013
Spain (5.1%)
Inditex SA	269,869	44,559
Banco Popular Espanol
SA	4,868,199	29,405
* Banco Santander SA	2,817,039	25,332
Distribuidora Internacional
de Alimentacion SA	1,176,689	10,536
Banco Bilbao Vizcaya
Argentaria SA	490,221	6,064
		115,896

Sweden (5.7%)
Atlas Copco AB Class A	1,519,939	42,203
Svenska Handelsbanken
AB Class A	618,777	30,423
Investment AB Kinnevik	388,824	18,026
Alfa Laval AB	537,369	13,807
Sandvik AB	803,595	11,342
Telefonaktiebolaget LM
Ericsson Class B	657,000	8,022
Elekta AB Class B	443,669	6,789
		130,612
Switzerland (6.7%)
Syngenta AG	78,279	31,210
Roche Holding AG	91,469	25,623
* Cie Financiere Richemont
SA	203,849	20,364
Geberit AG	55,740	16,910
ABB Ltd.	417,882	11,049
Novartis AG	117,000	9,377
Credit Suisse Group AG	296,566	9,153
Zurich Insurance Group AG	28,900	8,383
Nestle SA	113,000	8,282
Swatch Group AG (Bearer)	10,465	6,936
Holcim Ltd.	86,000	6,430
		153,717
Taiwan (0.8%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	4,962,204	17,521

Thailand (0.3%)
Kasikornbank PCL	1,481,700	7,083

Turkey (0.7%)
Turkiye Garanti Bankasi
AS	3,656,363	11,852
BIM Birlesik Magazalar AS	261,780	5,287
		17,139
United Kingdom (16.0%)
Prudential plc	1,734,947	38,766
Rolls-Royce Holdings plc	1,767,953	37,395
ARM Holdings plc	1,807,000	32,857
Standard Chartered plc	1,406,197	31,762
Diageo plc	573,289	18,998
HSBC Holdings plc	1,566,664	17,193
BG Group plc	787,252	16,940
Meggitt plc	1,857,900	16,267
Aggreko plc	520,595	14,764
Vodafone Group plc	3,610,543	14,215
BHP Billiton plc	409,378	12,703
Shire plc	236,412	11,142
^ Royal Dutch Shell plc
Class A	272,971	9,746
Unilever plc	224,000	9,217
Inchcape plc	882,000	9,007
AZ Electronic Materials
SA	1,280,000	8,390
Ultra Electronics Holdings
plc	250,000	8,006
Carnival plc	193,000	7,990
Barclays plc	1,719,843	7,777
G4S plc	1,753,200	7,629
WPP plc	325,548	7,456

		Market
		Value•
	Shares	($000)
British American Tobacco
plc	128,655	6,905
Spectris plc	147,382	6,263
Burberry Group plc	246,641	6,214
Centrica plc	949,439	5,475
BT Group plc	312,444	1,970
		365,047
United States (2.3%)
* Amazon.com Inc.	109,200	43,548
MercadoLibre Inc.	88,300	9,518
		53,066
Total Common Stocks
(Cost $1,587,652)		2,163,008
Temporary Cash Investments (6.2%)[1]
Money Market Fund (6.0%)
[2,3] Vanguard Market
Liquidity Fund,
0.125%	138,263,848	138,264

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.190%, 1/15/14	800	800
[4,5] Federal Home Loan
Bank Discount Notes,
0.090%, 3/21/14	300	300
[4,5] Federal Home Loan
Bank Discount Notes,
0.120%, 5/28/14	600	599
[5,6] Freddie Mac Discount
Notes, 0.063%, 3/17/14	3,000	2,999
		4,698
Total Temporary Cash Investments
(Cost $142,963)		142,962
Total Investments (100.9%)
(Cost $1,730,615)		2,305,970
Other Assets and Liabilities (–0.9%)
Other Assets		7,455
Liabilities[3]		(29,108)
		(21,653)
Net Assets (100%)
Applicable to 102,539,902 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,284,317
Net Asset Value Per Share		$22.28

Vanguard International Portfolio

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,750,282
Undistributed Net Investment Income	28,854
Accumulated Net Realized Losses	(73,623)
Unrealized Appreciation (Depreciation)
Investment Securities	575,355
Futures Contracts	3,359
Forward Currency Contracts	28
Foreign Currencies	62
Net Assets	2,284,317

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $17,443,000.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.4% and 2.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $18,370,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $4,598,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends[1]	40,451
Interest [2]	121
Securities Lending	1,186
Total Income	41,758
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,955
Performance Adjustment	627
The Vanguard Group—Note C
Management and Administrative	4,977
Marketing and Distribution	357
Custodian Fees	350
Auditing Fees	39
Shareholders’ Reports	43
Trustees’ Fees and Expenses	5
Total Expenses	9,353
Net Investment Income	32,405
Realized Net Gain (Loss)
Investment Securities Sold	52,702
Futures Contracts	10,565
Foreign Currencies and Forward
Currency Contracts	(3,046)
Realized Net Gain (Loss)	60,221
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	330,651
Futures Contracts	2,298
Foreign Currencies and Forward
Currency Contracts	488
Change in Unrealized Appreciation
(Depreciation)	333,437
Net Increase (Decrease) in Net Assets
Resulting from Operations	426,063

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,405	30,898
Realized Net Gain (Loss)	60,221	(14,008)
Change in Unrealized Appreciation (Depreciation)	333,437	280,236
Net Increase (Decrease) in Net Assets Resulting from Operations	426,063	297,126
Distributions
Net Investment Income	(28,411)	(33,290)
Realized Capital Gain	—	—
Total Distributions	(28,411)	(33,290)
Capital Share Transactions
Issued	330,051	175,218
Issued in Lieu of Cash Distributions	28,411	33,290
Redeemed	(225,677)	(225,686)
Net Increase (Decrease) from Capital Share Transactions	132,785	(17,178)
Total Increase (Decrease)	530,437	246,658
Net Assets
Beginning of Period	1,753,880	1,507,222
End of Period[3]	2,284,317	1,753,880

1 Dividends are net of foreign withholding taxes of $2,046,000.
2 Interest income from an affiliated company of the portfolio was $115,000.
3 Net Assets—End of Period includes undistributed net investment income of $28,854,000 and $24,857,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.35	$15.58	$18.29	$16.05	$11.81
Investment Operations
Net Investment Income	.301	.324	.352	.262	.270
Net Realized and Unrealized Gain (Loss)
on Investments	3.909	2.792	(2.782)	2.239	4.490
Total from Investment Operations	4.210	3.116	(2.430)	2.501	4.760
Distributions
Dividends from Net Investment Income	(.280)	(.346)	(.280)	(.261)	(.520)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.280)	(.346)	(.280)	(.261)	(.520)
Net Asset Value, End of Period	$22.28	$18.35	$15.58	$18.29	$16.05

Total Return	23.26%	20.14%	–13.54%	15.79%	42.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,284	$1,754	$1,507	$1,789	$1,627
Ratio of Total Expenses to
Average Net Assets[1]	0.47%	0.49%	0.51%	0.51%	0.52%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.89%	1.97%	1.59%	1.99%
Portfolio Turnover Rate	22%	29%	33%	40%	41%

1 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.04%, 0.04%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The portfolio may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the

Vanguard International Portfolio

portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended December 31, 2013, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The portfolio’s average investment in forward currency contracts represented 3% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index for periods prior to April 1, 2011, and the MSCI All Country World Index ex USA thereafter. The benchmark will be fully phased in by March 2014. The basic fee of M&G Investment Management Limited is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $627,000 (0.03%) based on performance.

Vanguard International Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $250,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	153,517	31,119	—
Common Stocks—Other	102,523	1,875,849	—
Temporary Cash Investments	138,264	4,698	—
Futures Contracts—Assets[1]	812	—	—
Forward Currency Contracts—Assets	—	458	—
Forward Currency Contracts—Liabilities	—	(430)	—
Total	395,116	1,911,694	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 due to differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the U.S. Securities valued at $31,119,000 on December 31, 2013, based on Level 2 inputs were transferred from Level 1 during the fiscal year.

E. At December 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	812	458	1,270
Liabilities	—	(430)	(430)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	10,565	—	10,565
Forward Currency Contracts	—	(2,932)	(2,932)
Realized Net Gain (Loss) on Derivatives	10,565	(2,932)	7,633

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,298	—	2,298
Forward Currency Contracts	—	431	431
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,298	431	2,729

Vanguard International Portfolio

At December 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	March 2014	242	26,845	966
Dow Jones EURO STOXX 50 Index	March 2014	616	26,381	1,260
Topix Index	March 2014	164	20,323	690
S&P ASX 200 Index	March 2014	93	11,062	443
				3,359

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2013, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services Inc.	3/26/14	GBP	15,624	USD	25,418	439
Morgan Stanley Capital Services Inc.	3/26/14	EUR	17,859	USD	24,567	1
Morgan Stanley Capital Services Inc.	3/18/14	JPY	2,064,170	USD	20,037	(428)
Morgan Stanley Capital Services Inc.	3/25/14	AUD	11,869	USD	10,522	17
Morgan Stanley Capital Services Inc.	3/26/14	EUR	371	USD	512	(1)
						28
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2013, the portfolio realized net foreign currency losses of $114,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the portfolio’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended December 31, 2013, the portfolio realized gains on the sale of passive foreign investment companies of $117,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2013, the portfolio had $31,804,000 of ordinary income available for distribution. The portfolio used capital loss carryforwards of $62,906,000 to offset taxable capital gains realized during the year ended December 31, 2013. At December 31, 2013, the portfolio had available capital losses totaling $71,226,000 to offset future net capital gains through December 31, 2017.

At December 31, 2013, the cost of investment securities for tax purposes was $1,730,615,000. Net unrealized appreciation of investment securities for tax purposes was $575,355,000, consisting of unrealized gains of $645,942,000 on securities that had risen in value since their purchase and $70,587,000 in unrealized losses on securities that had fallen in value since their purchase.

Vanguard International Portfolio

G. During the year ended December 31, 2013, the portfolio purchased $500,662,000 of investment securities and sold $417,575,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	16,910	10,286
Issued in Lieu of Cash Distributions	1,537	1,927
Redeemed	(11,477)	(13,383)
Net Increase (Decrease) in Shares Outstanding	6,970	(1,170)

At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 39% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard International Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of International Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard
International Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio designates to shareholders foreign source income of $36,826,000 and foreign taxes paid of $2,048,000.

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,224.18	$2.58
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.89	2.35

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Mid-Cap Index Portfolio

U.S. stock markets enjoyed a mostly unbridled rise in 2013, and small- and mid-capitalization equities were the leaders of this procession. For the fiscal year ended December 31, 2013, Vanguard Mid-Cap Index Portfolio returned 34.93%, a result in line with the return of its target index and slightly ahead of the average return of peer funds.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

In 2013, smaller stocks did best as all sectors performed impressively

Mid- and small-cap stocks were among the top performers as the broad U.S. market staged its best showing in 18 years. Smaller companies generate more of their revenues and profits within the United States than larger, multinational firms do. That means small- and mid-caps are at an advantage when U.S. stocks trump their international counterparts and the U.S. economy is generally growing faster than those in other parts of the world.

While nearly every mid-cap sector returned 20% or more, the consumer services sector supplied especially robust returns, rising more than 50%. An assortment of retailers and travel and leisure companies benefited as consumers gained the confidence to spend more freely and media companies profited from an increase in advertising revenue.

Industrial stocks delivered the next-largest boost to returns. Various types of business-support companies, machinery and construction firms, and airlines thrived as corporate budgets grew and business expansion accelerated. Aerospace and defense companies also did well, despite the government’s temporary shutdown and the U.S. military’s ongoing withdrawal from Afghanistan.

Financial stocks also produced strong results. Banks trimmed expenses and added capital, financial services firms received a lift from the improved investing climate, and insurance companies were helped by their rising investment portfolios and a drop in claims.

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Mid-Cap Index Portfolio	34.93%	10.01%
Spliced Mid Cap Index[1]	35.21	10.13
Variable Insurance Mid-Cap Core Funds Average[2]	34.58	9.17

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.26%	0.82%

The portfolio sustained its lead over mid-cap core peers

Vanguard Mid-Cap Index Portfolio generated an average annual return of 10.01% over the past decade. The portfolio met its objective of closely tracking its benchmark index and exceeded the average returns of its peers by nearly a full percentage point.

The close index tracking is all the more impressive when you remember that those ten years included the financial crisis and global recession of 2008–2009, which sent markets reeling. Vanguard Equity Investment Group, the portfolio’s advisor, deserves credit for its success in tracking the benchmark. The advisor was helped by the portfolio’s low expenses, which are far below the average for its peer group.

Rebalancing your investments keeps your target in focus

No matter what the current market conditions, we encourage you to maintain a diversified investment portfolio with a mix of stock, bond, and money market funds consistent with your long-term goals and risk tolerance. Following such a robust year for stocks and weak results for bonds, you may find that your asset mix has drifted from your original target. If your allocation is off-target by about 5 percentage points or more, it may be time to rebalance by directing assets from equities to fixed income.

Ultimately, rebalancing is about controlling risk by keeping your investments in line with your target asset allocation. The alternative is to allow market fluctuations to set your asset mix, potentially leaving you with an overall portfolio that’s more risky than you intended. As Vanguard has long counseled clients, focusing on what you can control is one of the most prudent steps you can take as an investor.

1 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the portfolio’s expense ratio was 0.25%. The peer-group expense ratio is derived from data provided by Lipper, a Thompson Reuters Company, and captures information through year-end 2012.

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of December 31, 2013

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	369	370	3,653
Median Market Cap	$10.0B	$10.0B	$43.0B
Price/Earnings Ratio	24.6x	24.6x	20.7x
Price/Book Ratio	2.8x	2.7x	2.7x
Yield[3]	1.3%	1.3%	1.8%
Return on Equity	14.1%	14.1%	16.5%
Earnings Growth Rate	11.9%	11.9%	11.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	35%	—	—
Expense Ratio[4]	0.26%	—	—
Short-Term Reserves	0.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Target Index[5]	Broad Index[2]
R-Squared	1.00	0.96
Beta	1.00	1.12

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Basic Materials	4.4%	4.5%	3.1%
Consumer Goods	13.6	13.6	10.2
Consumer Services	15.4	15.4	13.7
Financials	17.1	17.0	18.4
Health Care	8.7	8.7	11.8
Industrials	16.9	16.9	13.5
Oil & Gas	6.7	6.7	9.3
Technology	11.4	11.4	14.9
Telecommunications	0.7	0.7	2.1
Utilities	5.1	5.1	3.0

Ten Largest Holdings[6] (% of total net assets)

Discovery	Broadcasting &
Communications Inc.	Entertainment	0.7%
Macy’s Inc.	Broadline Retailers	0.7
Western Digital Corp.	Computer Hardware	0.6
Delphi Automotive plc	Auto Parts	0.6
Seagate Technology plc	Computer Hardware	0.6
Vertex
Pharmaceuticals Inc.	Biotechnology	0.6
Cerner Corp.	Software	0.6
Moody’s Corp.	Specialty Finance	0.6
Mylan Inc.	Pharmaceuticals	0.6
Chipotle Mexican Grill Inc.	Restaurants
	& Bars	0.5
Top Ten		6.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 CRSP US Mid Cap Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the Mid-Cap Index Portfolio’s expense ratio was 0.25%.
5 Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
Mid-Cap Index Portfolio	34.93%	21.92%	10.01%	$25,953
Spliced Mid Cap Index[1]	35.21	22.13	10.13	26,234
Variable Insurance Mid-Cap
Core Funds Average[2]	34.58	20.62	9.17	24,045
Dow Jones U.S. Total Stock Market
Float Adjusted Index	33.47	18.86	8.09	21,777

Fiscal Year Total Returns (%): December 31, 2003–December 31, 2013

1 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (4.4%)
	CF Industries Holdings Inc.	22,396	5,219
	Eastman Chemical Co.	60,237	4,861
	Alcoa Inc.	417,964	4,443
	Sigma-Aldrich Corp.	46,794	4,399
	FMC Corp.	52,112	3,932
	Celanese Corp. Class A	61,691	3,412
	CONSOL Energy Inc.	89,550	3,407
	Ashland Inc.	30,298	2,940
	Airgas Inc.	25,977	2,906
*	WR Grace & Co.	28,567	2,825
	International Flavors &
	Fragrances Inc.	31,733	2,728
	Reliance Steel &
	Aluminum Co.	28,756	2,181
	Peabody Energy Corp.	104,973	2,050
	Albemarle Corp.	31,664	2,007
	Avery Dennison Corp.	37,654	1,890
	Huntsman Corp.	75,095	1,847
	Westlake Chemical Corp.	7,801	952
			51,999
Consumer Goods (13.6%)
	Delphi Automotive plc	120,261	7,231
	Mattel Inc.	132,286	6,294
	Harley-Davidson Inc.	86,445	5,985
	ConAgra Foods Inc.	164,914	5,558
	BorgWarner Inc.	89,008	4,976
	Whirlpool Corp.	30,697	4,815
	Genuine Parts Co.	57,352	4,771
	Clorox Co.	50,476	4,682
	Bunge Ltd.	54,820	4,501
	PVH Corp.	31,947	4,345
	Beam Inc.	63,767	4,340
*	Constellation Brands Inc.
	Class A	61,621	4,337
	Coca-Cola Enterprises Inc.	96,400	4,254
	Ralph Lauren Corp. Class A	23,587	4,165
	JM Smucker Co.	39,074	4,049
*	Monster Beverage Corp.	59,026	4,000
	Polaris Industries Inc.	27,006	3,933
	Dr Pepper Snapple
	Group Inc.	78,466	3,823
	Newell Rubbermaid Inc.	112,257	3,638
*	Mohawk Industries Inc.	24,169	3,599
	Church & Dwight Co. Inc.	54,251	3,596
	Tyson Foods Inc. Class A	107,077	3,583
*	Green Mountain Coffee
	Roasters Inc.	46,647	3,526
*	LKQ Corp.	105,755	3,479
*	TRW Automotive
	Holdings Corp.	45,158	3,359
	Molson Coors Brewing Co.
	Class B	56,074	3,149
	McCormick & Co. Inc.	44,510	3,068
	Avon Products Inc.	169,550	2,920
*	Under Armour Inc. Class A	31,860	2,781
	PulteGroup Inc.	134,223	2,734

	Energizer Holdings Inc.	24,476	2,649
*	Electronic Arts Inc.	114,729	2,632
	Lear Corp.	31,581	2,557
*	DR Horton Inc.	113,609	2,536
	Hasbro Inc.	45,470	2,501
*	Lululemon Athletica Inc.	40,486	2,390
	Lennar Corp. Class A	59,448	2,352
*	Tesla Motors Inc.	15,538	2,337
	Hormel Foods Corp.	51,617	2,331
	Herbalife Ltd.	29,607	2,330
*	WABCO Holdings Inc.	24,312	2,271
*	Fossil Group Inc.	17,256	2,070
*	NVR Inc.	1,603	1,645
*	Jarden Corp.	23,710	1,455
	Nu Skin Enterprises Inc.
	Class A	10,388	1,436
	Coty Inc. Class A	25,352	387
	Lennar Corp. Class B	4,820	162
			159,532
Consumer Services (15.4%)
	Macy’s Inc.	143,846	7,681
*	Chipotle Mexican Grill Inc.
	Class A	12,095	6,444
	AmerisourceBergen Corp.
	Class A	89,909	6,322
	Ross Stores Inc.	80,444	6,028
	L Brands Inc.	96,415	5,963
*	United Continental
	Holdings Inc.	141,461	5,351
*	Discovery
	Communications Inc.
	Class A	57,329	5,184
*	O’Reilly Automotive Inc.	39,919	5,138
	Southwest Airlines Co.	272,287	5,130
*	Hertz Global Holdings Inc.	175,478	5,022
	Delta Air Lines Inc.	167,216	4,593
	Nielsen Holdings NV	95,999	4,405
*	Dollar Tree Inc.	77,293	4,361
	Best Buy Co. Inc.	106,809	4,260
	Tractor Supply Co.	54,569	4,233
*	CarMax Inc.	87,299	4,105
	Staples Inc.	255,429	4,059
*	Netflix Inc.	10,999	4,050
	Tiffany & Co.	42,582	3,951
*	Dollar General Corp.	62,621	3,777
	Marriott International Inc.	76,088	3,756
	Wyndham Worldwide Corp.	50,945	3,754
*	Charter
	Communications Inc.
	Class A	26,453	3,618
*	TripAdvisor Inc.	43,008	3,562
	Nordstrom Inc.	56,709	3,505
*	News Corp. Class A	191,153	3,445
*	MGM Resorts International	143,707	3,380
	Advance Auto Parts Inc.	28,494	3,154
	Safeway Inc.	96,464	3,142
	H&R Block Inc.	106,835	3,102
	PetSmart Inc.	40,565	2,951

	Interpublic Group
	of Cos. Inc.	162,750	2,881
	Darden Restaurants Inc.	51,036	2,775
	Expedia Inc.	38,919	2,711
*	IHS Inc. Class A	22,359	2,676
	Scripps Networks
	Interactive Inc. Class A	30,587	2,643
*	Discovery
	Communications Inc.	31,262	2,622
	Family Dollar Stores Inc.	38,254	2,485
	Signet Jewelers Ltd.	31,413	2,472
	Royal Caribbean Cruises Ltd.	51,358	2,435
*	Ulta Salon Cosmetics &
	Fragrance Inc.	23,854	2,302
	Williams-Sonoma Inc.	31,736	1,850
	Dun & Bradstreet Corp.	14,868	1,825
	International Game
	Technology	97,220	1,766
	FactSet Research
	Systems Inc.	15,955	1,732
*	Urban Outfitters Inc.	43,084	1,598
*	AutoNation Inc.	28,371	1,410
*	Sprouts Farmers Market Inc.	28,516	1,096
*	Norwegian Cruise Line
	Holdings Ltd.	27,796	986
	Burger King Worldwide Inc.	40,916	935
*	Sears Holdings Corp.	18,674	916
*	Groupon Inc.	77,757	915
*	Hyatt Hotels Corp. Class A	17,124	847
*	Extended Stay America Inc.	11,726	308
*	ARAMARK Holdings Corp.	11,306	296
			179,908
Financials (17.0%)
	Moody’s Corp.	84,087	6,598
	Hartford Financial Services
	Group Inc.	174,767	6,332
	Health Care REIT Inc.	112,811	6,043
	AvalonBay Communities Inc.	48,077	5,684
	Principal Financial
	Group Inc.	115,056	5,673
	M&T Bank Corp.	45,853	5,338
	Regions Financial Corp.	538,336	5,324
	Lincoln National Corp.	102,546	5,293
	IntercontinentalExchange
	Group Inc.	22,477	5,056
	KeyCorp	350,432	4,703
	SLM Corp.	170,523	4,481
*	Affiliated Managers
	Group Inc.	20,656	4,480
	CIT Group Inc.	78,226	4,078
	Western Union Co.	215,809	3,723
	Unum Group	102,085	3,581
	XL Group plc Class A	110,585	3,521
	Leucadia National Corp.	121,125	3,433
	Comerica Inc.	71,487	3,399
	SL Green Realty Corp.	36,065	3,332
	Equifax Inc.	47,435	3,277
	Macerich Co.	54,771	3,225

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Plum Creek Timber Co. Inc.	69,118	3,215
	Cincinnati Financial Corp.	60,878	3,188
	Huntington Bancshares Inc.	324,672	3,133
	Kimco Realty Corp.	152,077	3,004
*	Markel Corp.	5,173	3,002
*	Arch Capital Group Ltd.	49,636	2,963
	American Capital
	Agency Corp.	150,243	2,898
*	CBRE Group Inc. Class A	110,111	2,896
	Realty Income Corp.	76,707	2,863
*	Realogy Holdings Corp.	57,091	2,824
	Willis Group Holdings plc	62,554	2,803
	New York Community
	Bancorp Inc.	163,665	2,758
	Torchmark Corp.	35,202	2,751
	First Republic Bank	51,539	2,698
	Cole Real Estate
	Investment Inc.	183,399	2,575
	Federal Realty Investment
	Trust	25,358	2,572
	Raymond James
	Financial Inc.	49,272	2,572
*	Ocwen Financial Corp.	45,120	2,502
	Digital Realty Trust Inc.	49,980	2,455
	Everest Re Group Ltd.	14,920	2,326
	UDR Inc.	98,008	2,289
	Zions Bancorporation	71,793	2,151
	Reinsurance Group of
	America Inc. Class A	27,467	2,126
	Essex Property Trust Inc.	14,813	2,126
	SEI Investments Co.	59,948	2,082
	PartnerRe Ltd.	19,716	2,079
	Rayonier Inc.	49,107	2,067
	Lazard Ltd. Class A	45,153	2,046
*	MSCI Inc. Class A	46,263	2,023
	Axis Capital Holdings Ltd.	40,042	1,905
	Camden Property Trust	33,219	1,890
	People’s United
	Financial Inc.	124,017	1,875
	Annaly Capital
	Management Inc.	185,095	1,845
	Legg Mason Inc.	42,266	1,838
	WR Berkley Corp.	42,221	1,832
	NASDAQ OMX Group Inc.	45,606	1,815
	Jones Lang LaSalle Inc.	17,318	1,773
	Alexandria Real Estate
	Equities Inc.	27,866	1,773
	LPL Financial Holdings Inc.	37,537	1,765
	Hudson City Bancorp Inc.	185,096	1,745
	ING US Inc.	45,591	1,603
	Fidelity National
	Financial Inc. Class A	46,033	1,494
*	Genworth Financial Inc.
	Class A	95,906	1,489
*	Alleghany Corp.	3,111	1,244
	Assurant Inc.	14,064	933
*	Brixmor Property Group Inc.	17,927	364
			198,744
Health Care (8.7%)
*	Vertex Pharmaceuticals Inc.	91,342	6,787
*	Mylan Inc.	149,624	6,494
*	Boston Scientific Corp.	521,740	6,271
*	Forest Laboratories Inc.	94,810	5,691
*	Illumina Inc.	49,449	5,470
*	Perrigo Co. plc	35,013	5,373
*	Life Technologies Corp.	67,579	5,122
*	DaVita HealthCare
	Partners Inc.	79,005	5,006
	CR Bard Inc.	30,433	4,076

*	BioMarin
	Pharmaceutical Inc.	55,654	3,911
*	Henry Schein Inc.	33,588	3,838
*	CareFusion Corp.	82,665	3,292
*	Varian Medical Systems Inc.	41,225	3,203
*	Waters Corp.	31,667	3,167
*	Laboratory Corp. of
	America Holdings	34,185	3,123
	Quest Diagnostics Inc.	56,851	3,044
*	Endo Health Solutions Inc.	44,902	3,029
	Universal Health
	Services Inc. Class B	35,626	2,895
*	Edwards Lifesciences Corp.	42,819	2,816
	DENTSPLY International Inc.	55,567	2,694
*	Hospira Inc.	64,860	2,677
	ResMed Inc.	55,558	2,616
*	Pharmacyclics Inc.	23,055	2,439
*	Hologic Inc.	106,774	2,386
*	IDEXX Laboratories Inc.	20,280	2,157
*	Incyte Corp. Ltd.	28,138	1,425
	Patterson Cos. Inc.	30,908	1,273
*	Quintiles Transnational
	Holdings Inc.	14,757	684
*	Envision Healthcare
	Holdings Inc.	17,587	625
			101,584
Industrials (16.8%)
	WW Grainger Inc.	24,411	6,235
	Sherwin-Williams Co.	33,733	6,190
	Pentair Ltd.	77,956	6,055
*	Fiserv Inc.	100,844	5,955
	Amphenol Corp. Class A	61,929	5,523
	Fidelity National Information
	Services Inc.	102,401	5,497
	Roper Industries Inc.	38,823	5,384
	Kansas City Southern	43,081	5,335
	AMETEK Inc.	95,715	5,041
	Fastenal Co.	104,417	4,961
*	Alliance Data Systems Corp.	18,084	4,755
	Flowserve Corp.	54,532	4,299
	Textron Inc.	109,895	4,040
	Rockwell Collins Inc.	52,890	3,910
*	Stericycle Inc.	33,548	3,897
*	Verisk Analytics Inc.
	Class A	59,169	3,889
	Pall Corp.	43,316	3,697
*	B/E Aerospace Inc.	40,961	3,565
	Expeditors International of
	Washington Inc.	80,353	3,556
	L-3 Communications
	Holdings Inc.	32,922	3,518
	Chicago Bridge &
	Iron Co. NV	42,069	3,498
*	Trimble Navigation Ltd.	100,772	3,497
	CH Robinson
	Worldwide Inc.	59,270	3,458
*	FleetCor Technologies Inc.	27,376	3,208
	ADT Corp.	78,927	3,194
	Masco Corp.	139,494	3,176
*	Jacobs Engineering
	Group Inc.	48,938	3,083
	Vulcan Materials Co.	50,840	3,021
	TransDigm Group Inc.	18,531	2,984
	Rock Tenn Co. Class A	28,156	2,957
	Ball Corp.	56,598	2,924
	JB Hunt Transport
	Services Inc.	36,842	2,848
*	Mettler-Toledo
	International Inc.	11,576	2,808
	Xerox Corp.	228,520	2,781

	Manpowergroup Inc.	30,913	2,654
*	Quanta Services Inc.	83,032	2,620
	Sealed Air Corp.	76,657	2,610
	MeadWestvaco Corp.	69,497	2,566
	Fluor Corp.	31,931	2,564
	Xylem Inc.	72,140	2,496
	Donaldson Co. Inc.	56,895	2,473
	Joy Global Inc.	41,600	2,433
*	Crown Holdings Inc.	53,769	2,396
	Avnet Inc.	53,783	2,372
	Cintas Corp.	37,321	2,224
	Hubbell Inc. Class B	20,350	2,216
	Robert Half International Inc.	51,245	2,152
	MDU Resources Group Inc.	69,809	2,133
*	Arrow Electronics Inc.	39,184	2,126
	Iron Mountain Inc.	66,989	2,033
	AGCO Corp.	34,231	2,026
	Timken Co.	34,163	1,881
	KBR Inc.	57,624	1,838
*	Sensata Technologies
	Holding NV	47,084	1,825
	Martin Marietta
	Materials Inc.	18,046	1,803
	Towers Watson & Co.
	Class A	13,919	1,776
*	Owens Corning	41,384	1,685
	FLIR Systems Inc.	55,167	1,660
	SPX Corp.	15,923	1,586
	National Instruments Corp.	38,910	1,246
	Jabil Circuit Inc.	71,122	1,240
*	Owens-Illinois Inc.	32,099	1,148
	Allison Transmission
	Holdings Inc.	31,756	877
			197,398
Oil & Gas (6.7%)
	Cabot Oil & Gas Corp.	164,951	6,393
	Range Resources Corp.	60,727	5,120
	EQT Corp.	53,031	4,761
	Murphy Oil Corp.	69,478	4,508
*	Concho Resources Inc.	41,085	4,437
	HollyFrontier Corp.	77,805	3,866
	Noble Corp. plc	99,045	3,711
*	Cheniere Energy Inc.	84,024	3,623
	Core Laboratories NV	17,747	3,389
	Cimarex Energy Co.	32,247	3,383
	Helmerich & Payne Inc.	39,779	3,345
	Oceaneering
	International Inc.	42,314	3,338
	Tesoro Corp.	51,947	3,039
*	Whiting Petroleum Corp.	46,393	2,870
	OGE Energy Corp.	77,603	2,631
*	Denbury Resources Inc.	143,248	2,354
	SM Energy Co.	26,087	2,168
	QEP Resources Inc.	69,780	2,139
*	Weatherford
	International Ltd.	134,585	2,085
	Energen Corp.	28,255	1,999
	Nabors Industries Ltd.	109,031	1,852
*	Cobalt International
	Energy Inc.	111,925	1,841
*	Dresser-Rand Group Inc.	29,657	1,768
*	Rowan Cos. plc Class A	48,360	1,710
	Diamond Offshore
	Drilling Inc.	27,034	1,539
*	Antero Resources Corp.	15,267	969
			78,838
Technology (11.4%)
	Western Digital Corp.	87,803	7,367
	Seagate Technology plc	121,113	6,802
*	Cerner Corp.	120,763	6,731

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	SanDisk Corp.	88,288	6,228
	Xilinx Inc.	104,867	4,815
*	Micron Technology Inc.	205,518	4,472
*	Autodesk Inc.	88,227	4,440
	Avago Technologies Ltd.
	Class A	82,216	4,348
	KLA-Tencor Corp.	65,138	4,199
	Linear Technology Corp.	91,575	4,171
*	Red Hat Inc.	74,094	4,152
*	Catamaran Corp.	80,669	3,830
*	Lam Research Corp.	63,488	3,457
*	Equinix Inc.	19,468	3,455
	NVIDIA Corp.	211,100	3,382
	Microchip Technology Inc.	73,655	3,296
	Computer Sciences Corp.	57,579	3,218
*	VeriSign Inc.	53,590	3,204
*	ANSYS Inc.	36,284	3,164
*	Akamai Technologies Inc.	66,470	3,136
	Maxim Integrated
	Products Inc.	110,067	3,072
*	Cree Inc.	47,043	2,943
	Harris Corp.	41,626	2,906
*	Teradata Corp.	63,866	2,905
*	F5 Networks Inc.	30,234	2,747
*	ServiceNow Inc.	46,086	2,581
*	Workday Inc. Class A	30,652	2,549
*	Synopsys Inc.	60,037	2,436
*	Gartner Inc.	34,107	2,423
	LSI Corp.	212,956	2,347
	Marvell Technology
	Group Ltd.	152,987	2,200
*	Juniper Networks Inc.	93,439	2,109
	Garmin Ltd.	45,576	2,107
*	Skyworks Solutions Inc.	73,653	2,104
*	3D Systems Corp.	19,103	1,775
*	Rackspace Hosting Inc.	43,495	1,702
*	Nuance
	Communications Inc.	97,691	1,485
*	TIBCO Software Inc.	60,232	1,354
*	Splunk Inc.	14,371	987
*	Informatica Corp.	21,004	872
*	MICROS Systems Inc.	14,579	836
*	NetSuite Inc.	6,528	673
*	Premier Inc. Class A	12,063	443
			133,423
Telecommunications (0.7%)
*	SBA Communications Corp.
	Class A	50,201	4,510
	Windstream Holdings Inc.	232,917	1,859
	Frontier
	Communications Corp.	388,609	1,807
			8,176
Utilities (5.1%)
	Northeast Utilities	123,207	5,223
	ONEOK Inc.	80,681	5,017
	DTE Energy Co.	69,120	4,589

	NiSource Inc.	122,449	4,026
	CenterPoint Energy Inc.	167,554	3,884
	Wisconsin Energy Corp.	88,539	3,660
	NRG Energy Inc.	126,456	3,632
	AES Corp.	246,602	3,578
	Ameren Corp.	94,800	3,428
*	Calpine Corp.	152,567	2,976
	American Water
	Works Co. Inc.	69,646	2,943
	CMS Energy Corp.	104,405	2,795
	SCANA Corp.	49,457	2,321
	Pinnacle West Capital Corp.	43,069	2,279
	Alliant Energy Corp.	43,373	2,238
	National Fuel Gas Co.	30,924	2,208
	Pepco Holdings Inc.	97,121	1,858
	Integrys Energy Group Inc.	30,983	1,686
	TECO Energy Inc.	84,504	1,457
			59,798
	Total Common Stocks
	(Cost $879,139)		1,169,400
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.7%)
2	Vanguard Market
	Liquidity Fund,
	0.125%	9,040,258	9,040

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.070%, 2/5/14	300	300
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.090%, 3/21/14	300	300
			600
Total Temporary Cash Investments
	(Cost $9,640)		9,640
Total Investments (100.6%)
	(Cost $888,779)		1,179,040
Other Assets and Liabilities (–0.6%)
	Other Assets		2,614
	Liabilities		(9,477)
			(6,863)
	Net Assets (100%)
Applicable to 56,436,663 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,172,177
Net Asset Value Per Share			$20.77

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	826,174
Undistributed Net Investment Income	10,016
Accumulated Net Realized Gains	45,674
Unrealized Appreciation (Depreciation)
Investment Securities	290,261
Futures Contracts	52
Net Assets	1,172,177

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.6%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends	14,071
Interest[1]	8
Securities Lending	39
Total Income	14,118
Expenses
The Vanguard Group—Note B
Investment Advisory Services	129
Management and Administrative	2,062
Marketing and Distribution	193
Custodian Fees	72
Auditing Fees	29
Shareholders’ Reports	30
Trustees’ Fees and Expenses	1
Total Expenses	2,516
Net Investment Income	11,602
Realized Net Gain (Loss)
Investment Securities Sold	45,064
Futures Contracts	797
Realized Net Gain (Loss)	45,861
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	238,146
Futures Contracts	44
Change in Unrealized Appreciation
(Depreciation)	238,190
Net Increase (Decrease) in Net Assets
Resulting from Operations	295,653

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,602	10,405
Realized Net Gain (Loss)	45,861	33,323
Change in Unrealized Appreciation (Depreciation)	238,190	71,013
Net Increase (Decrease) in Net Assets Resulting from Operations	295,653	114,741
Distributions
Net Investment Income	(10,450)	(9,134)
Realized Capital Gain	(32,655)	(23,503)
Total Distributions	(43,105)	(32,637)
Capital Share Transactions
Issued	202,453	116,999
Issued in Lieu of Cash Distributions	43,105	32,637
Redeemed	(146,175)	(161,038)
Net Increase (Decrease) from Capital Share Transactions	99,383	(11,402)
Total Increase (Decrease)	351,931	70,702
Net Assets
Beginning of Period	820,246	749,544
End of Period[2]	1,172,177	820,246

1 Interest income from an affiliated company of the portfolio was $7,000.
2 Net Assets—End of Period includes undistributed net investment income of $10,016,000 and $8,864,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.13	$14.49	$14.93	$12.02	$9.22
Investment Operations
Net Investment Income	.203	.205	.172	.150	.128
Net Realized and Unrealized Gain (Loss)
on Investments	5.262	2.071	(.462)	2.881	3.302
Total from Investment Operations	5.465	2.276	(.290)	3.031	3.430
Distributions
Dividends from Net Investment Income	(.200)	(.178)	(.150)	(.121)	(.180)
Distributions from Realized Capital Gains	(.625)	(.458)	—	—	(.450)
Total Distributions	(.825)	(.636)	(.150)	(.121)	(.630)
Net Asset Value, End of Period	$20.77	$16.13	$14.49	$14.93	$12.02

Total Return	34.93%	15.82%	–2.04%	25.37%	40.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,172	$820	$750	$824	$643
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.26%	0.28%	0.29%
Ratio of Net Investment Income
to Average Net Assets	1.15%	1.30%	1.11%	1.19%	1.25%
Portfolio Turnover Rate	35%	23%	27%	22%	29%

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an

Vanguard Mid-Cap Index Portfolio

illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2013, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $128,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Mid-Cap Index Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,169,400	—	—
Temporary Cash Investments	9,040	600	—
Futures Contracts—Assets[1]	33	—	—
Total	1,178,473	600	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	March 2014	17	2,277	52

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2013, the portfolio had $28,321,000 of ordinary income and $28,746,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $888,789,000.

Net unrealized appreciation of investment securities for tax purposes was $290,251,000, consisting of unrealized gains of $317,083,000 on securities that had risen in value since their purchase and $26,832,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2013, the portfolio purchased $412,502,000 of investment securities and sold $346,441,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	11,029	7,519
Issued in Lieu of Cash Distributions	2,500	2,074
Redeemed	(7,957)	(10,465)
Net Increase (Decrease) in Shares Outstanding	5,572	(872)

At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 54% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Mid-Cap Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard
Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $32,655,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 39.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,168.82	$1.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.95	1.28

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Moderate Allocation Portfolio

While it was a banner year for U.S. stocks and a strong year for their international counterparts, bonds had a tough year. For the fiscal year ended December 31, 2013, the Moderate Allocation Portfolio returned 15.02%, a result that was in line with the return of its composite benchmark index and nearly a percentage point ahead of the average return of peer funds.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns since inception. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks posted strong gains for 2013, while bond returns were negative

The Moderate Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. Although the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% stocks and 40% bonds through the following holdings: VVIF Equity Index Portfolio (34%), VVIF Total Bond Market Index Portfolio (32%), Vanguard Total International Stock Index Fund (18%), Vanguard Extended Market Index Fund (8%), and Vanguard Total International Bond Index Fund (8%).

As U.S. stocks turned in their best calendar year since the mid-1990s, the Equity Index Portfolio, which holds larger-company stocks, returned about 32%. The Extended Market Index Fund, holding mid- and small-capitalization stocks, returned about 38%. Abroad, stock markets rose smartly in aggregate but still trailed U.S. stocks considerably, with Vanguard Total International Stock Index Fund returning about 15%.

Total Returns
		October 19, 2011[1]
		through
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Moderate Allocation Portfolio	15.02%	13.31%
Moderate Allocation Composite Index[2]	15.32	13.46
Variable Insurance Mixed-Asset Target Allocation
Moderate Funds Average[3]	14.12	12.52

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

In the U.S. market, financials had a notable impact, with gains coming from diversified financial services giants, insurance firms, commercial banks, asset managers, and consumer finance companies. Consumer-related stocks were also strong performers.

The Total Bond Market Index Portfolio, which has significant holdings in U.S. government bonds and in corporate bonds, returned –2.29% as the broad U.S. taxable bond market posted its first calendar-year loss in more than a decade. Concerns about the Federal Reserve’s plans to reduce its massive stimulative bond-buying program contributed to a sharp rise in bond yields along with price declines.

As we noted in our report six months ago, we increased diversification within the Moderate Allocation Portfolio in midyear by adding an 8% allocation to Vanguard Total International Bond Index Fund. The fund’s return was essentially flat during the time it was included in the portfolio.

A balanced, diversified approach is wise in up and down markets alike

At Vanguard, we always counsel investors to avoid chasing high returns or overreacting to unusual losses. It’s a point worth keeping in mind in view of the robust returns and negative results turned in by stocks and bonds respectively in 2013.

We encourage our clients instead to maintain a balanced and diversified investment program—an approach exemplified by the Moderate Allocation Portfolio.

Expense Ratios
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Moderate
	and Expenses[4]	Funds Average[5]
Moderate Allocation Portfolio	0.20%	0.49%

1 Portfolio inception.
2 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD
Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 This figure—drawn from the prospectus dated September 30, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the
“acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2013, the acquired fund fees and expenses were 0.19%.
5 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Vanguard Moderate Allocation Portfolio

Portfolio Profile
As of December 31, 2013

Total Portfolio Characteristics

Yield[1]	2.1%
Acquired Fund Fees and Expenses[2]	0.20%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	33.7%
Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	31.7
Vanguard Total International Stock
Index Fund Investor Shares	18.1
Vanguard Extended Market Index
Fund Investor Shares	8.7
Vanguard Total International Bond
Index Fund Investor Shares	7.8

Portfolio Asset Allocation

1 30-day SEC yield.

2 This figure—drawn from the prospectus dated September 30, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2013, the acquired fund fees and expenses were 0.19%.

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2013
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013		of a $10,000
	One Year Since Inception[1]		Investment
Moderate Allocation Portfolio	15.02%	13.31%	$13,165
Moderate Allocation Composite Index[2]	15.32	13.46	13,203
Variable Insurance Mixed-Asset Target
Moderate Funds Average[3]	14.12	12.52	12,963
Dow Jones U.S. Total Stock Market
Float Adjusted Index	33.47	24.70	16,252

Fiscal-Year Total Returns (%): October 19, 2011–December 31, 2013

1 October 19, 2011.
2 Weighted 42% S&P Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD
Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Moderate Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Funds (42.5%)
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	1,432,976	45,139
Vanguard Extended
Market Index Fund
Investor Shares	184,119	11,555
		56,694
International Stock Fund (18.1%)
Vanguard Total International
Stock Index Fund
Investor Shares	1,437,426	24,077

U.S. Bond Fund (31.7%)
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	3,602,100	42,253

International Bond Fund (7.8%)
Vanguard Total International
Bond Index Fund
Investor Shares	1,044,746	10,353
Total Investments (100.1%)
(Cost $122,492)		133,377

Market
Value•
($000)
Other Assets and Liabilities (–0.1%)
Other Assets	17
Liabilities	(98)
(81)
Net Assets (100%)
Applicable to 5,181,959 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	133,296
Net Asset Value Per Share	$25.72

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	117,742
Undistributed Net Investment Income	2,034
Accumulated Net Realized Gains	2,635
Unrealized Appreciation (Depreciation)	10,885
Net Assets	133,296

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Income Distributions Received	2,038
Net Investment Income—Note B	2,038
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,061
Investment Securities Sold	1,598
Realized Net Gain (Loss)	2,659
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	8,874
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,571

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,038	825
Realized Net Gain (Loss)	2,659	766
Change in Unrealized Appreciation (Depreciation)	8,874	1,992
Net Increase (Decrease) in Net Assets Resulting from Operations	13,571	3,583
Distributions
Net Investment Income	(822)	(79)
Realized Capital Gain[1]	(789)	(7)
Total Distributions	(1,611)	(86)
Capital Share Transactions
Issued	71,567	52,168
Issued in Lieu of Cash Distributions	1,611	86
Redeemed	(15,083)	(5,424)
Net Increase (Decrease) from Capital Share Transactions	58,095	46,830
Total Increase (Decrease)	70,055	50,327
Net Assets
Beginning of Period	63,241	12,914
End of Period[2]	133,296	63,241

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $352,000 and $7,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes. 2 Net Assets—End of Period includes undistributed net investment income of $2,034,000 and $818,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Financial Highlights

			Oct. 19,
	Year Ended		2011[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$22.82	$20.47	$20.00
Investment Operations
Net Investment Income	.505[2]	.487[2]	.300[2]
Capital Gain Distributions Received	. 263 [2]	. 276 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	2.612	1.657	.170
Total from Investment Operations	3.380	2.420	.470
Distributions
Dividends from Net Investment Income	(.245)	(.064)	—
Distributions from Realized Capital Gains	(.235)	(.006)	—
Total Distributions	(. 480)	(. 070)	—
Net Asset Value, End of Period	$25.72	$22.82	$20.47

Total Return	15.02%	11.84%	2.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$133	$63	$13
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	2.08%	2.21%	1.24%[3]
Portfolio Turnover Rate	21%	12%	2%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard Moderate Allocation Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the year ended December 31, 2013, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2013, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2013, the portfolio had $2,377,000 of ordinary income and $2,292,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $122,492,000. Net unrealized appreciation of investment securities for tax purposes was $10,885,000, consisting of unrealized gains of $12,802,000 on securities that had risen in value since their purchase and $1,917,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2013, the portfolio purchased $80,605,000 of investment securities and sold $20,938,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	2,965	2,383
Issued in Lieu of Cash Distributions	69	4
Redeemed	(623)	(247)
Net Increase (Decrease) in Shares Outstanding	2,411	2,140

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Moderate Allocation Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Allocation Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard
Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $437,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 26.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,098.68	$1.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.25	0.97

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period.

Vanguard® Money Market Portfolio

Vanguard Money Market Portfolio had a return of 0.11% for the 12 months ended December 31, 2013, compared with the benchmark index return of 0.05% and the peer-group average return of –0.02%. On December 31, 2013, the portfolio’s 7-day SEC yield was 0.10%, compared with 0.14% a year earlier. The portfolio maintained a net asset value of $1 per share during the period, as is expected but not guaranteed.

The portfolio’s return and yield have been constrained by the Federal Reserve’s policy of seeking to stimulate the economy by keeping short-term interest rates historically low. The Fed’s target interest rate has been set between 0% and 0.25% for five years. At its December monetary policy meeting, the Fed stated that it would not raise short-term interest rates until the unemployment rate declines “well past” 6.5%. (The jobless rate stood at 6.7% in December.)

Please note that the portfolio returns and yield of Vanguard Variable Insurance Fund—Money Market Portfolio are different from those in Vanguard Variable

Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses. Accordingly, given the low rate environment, it is possible that while the portfolio maintains a $1 net asset value, the value of that dollar could decrease if you hold shares of the portfolio indirectly through either Vanguard Variable Annuity or one of the other plans that invest in the portfolio.

The advisor has made selective investments in Europe

The Money Market Portfolio seeks to deliver safety, liquidity, and yield, in that order. To do so, the portfolio takes a conservative stance—investing only in money market securities that are rated in one of the two highest credit-quality categories (as determined by nationally recognized credit-rating services). Ultimately, the decision of which government, corporate, or bank securities to purchase is based on the portfolio advisor’s independent analysis of the financial strength of issuers.

Because financial strength knows no boundaries, the portfolio’s investments extend beyond the United States and

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.10%)	0.11%	1.86%
Citigroup Three-Month U.S. Treasury Bill Index	0.05	1.58
Variable Insurance Money Market Funds Average[1]	–0.02	1.50

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market
	Portfolio	Funds Average[1]
Money Market Portfolio	0.16%	0.25%

include securities issued by banks in Canada and Australia. The advisor had previously eliminated direct exposure to European banks and governments. Although the region continues to face economic challenges, some improvements are occurring, aided by the expansionary policies of the European Central Bank. Because of this, in the fall, the advisor began highly selective purchases of U.S. dollar-denominated certificates of deposit issued by European banks. These investments are predominantly CDs issued by banking institutions in the United Kingdom, Norway, Sweden, and the Netherlands.

A ten-year review of results shows the portfolio performing well

Over the decade ended December 31, 2013, the 1.86% average annual return of the Money Market Portfolio exceeded that of its benchmark index (1.58%) and peer group (1.50%). The portfolio’s results reflect the skill of the advisor, Vanguard Fixed Income Group, over periods of both economic growth and turbulence, especially the financial crisis. The ten-year results also reflect the higher interest rates in effect before the Federal Reserve tacked down short-term interest rates.

For a closer look, here are suggestions

If you would like to learn more about our approach toward managing risk in our money market portfolios, you might find helpful a Vanguard research paper, The Buck Stops Here: Vanguard Money Market Funds. Among the topics we discuss are our defensive tactics during the 2007–2008 financial crisis and our policy of turning away clients whose future activities might adversely affect existing shareholders. Another paper you might find helpful is

Managing Cash In Your Portfolio. Both are available at vanguard.com/research.

1 Derived from data provided by Lipper, a Thomson Reuters Company. In most, if not all, cases, the expense ratios for funds in the peer groups are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors. In contrast, the Vanguard money market funds’ expense ratios in the table above do not reflect expense reductions.
2 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the portfolio’s expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense rate was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Money Market Portfolio

Portfolio Profile
As of December 31, 2013

Financial Attributes

Yield[1]	0.10%
Average Weighted Maturity	55 days
Expense Ratio[2]	0.16%

Sector Diversification[3] (% of portfolio)

Certificates of Deposit	5.8%
U.S. Commercial Paper	7.9
U.S. Government Obligations	17.0
U.S. Treasury Bills	21.2
Yankee/Foreign	39.3
Other	8.8

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. For Vanguard money market portfolios, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market portfolios. A First Tier security is one that is eligible for money market portfolios and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market portfolios and is not a First Tier security.

1 7-day SEC yield.
2 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the portfolio’s expense ratio was
0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of December 31, 2013, was 0.10%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	0.11%	0.25%	1.86%	$12,027
Variable Insurance Money
Market Funds Average[1]	–0.02	0.03	1.50	11,610
Citigroup Three-Month U.S.
Treasury Bill Index	0.05	0.09	1.58	11,706

Fiscal-Year Total Returns (%): December 31, 2003–December 31, 2013

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend information.

Vanguard Money Market Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (38.0%)
2	Fannie Mae Discount Notes	0.180%	1/15/14	5,000	5,000
2	Fannie Mae Discount Notes	0.100%–0.110%	1/27/14	2,650	2,650
2	Fannie Mae Discount Notes	0.100%	1/29/14	1,000	1,000
2	Fannie Mae Discount Notes	0.100%	2/3/14	1,000	1,000
2	Fannie Mae Discount Notes	0.150%	2/4/14	8,000	7,999
2	Fannie Mae Discount Notes	0.100%	2/12/14	2,000	2,000
2	Fannie Mae Discount Notes	0.160%	2/18/14	8,200	8,198
2	Fannie Mae Discount Notes	0.110%	2/24/14	1,002	1,002
3	Federal Home Loan Bank
	Discount Notes	0.150%	1/3/14	873	873
3	Federal Home Loan Bank
	Discount Notes	0.140%–0.180%	1/8/14	5,650	5,650
3	Federal Home Loan Bank
	Discount Notes	0.190%	1/15/14	5,000	5,000
3	Federal Home Loan Bank
	Discount Notes	0.170%	2/3/14	500	500
3	Federal Home Loan Bank
	Discount Notes	0.099%	3/14/14	8,000	7,998
3	Federal Home Loan Bank
	Discount Notes	0.120%–0.140%	5/23/14	7,445	7,441
3	Federal Home Loan Bank
	Discount Notes	0.130%	6/3/14	10,000	9,994
[3,4]	Federal Home Loan Banks	0.118%	4/3/14	10,000	10,000
[3,4]	Federal Home Loan Banks	0.109%	6/6/14	8,500	8,500
[3,4]	Federal Home Loan Banks	0.108%	7/3/14	4,000	4,000
[3,4]	Federal Home Loan Banks	0.107%	8/13/14	1,700	1,700
[3,4]	Federal Home Loan Banks	0.112%	8/20/14	10,000	10,000
[3,4]	Federal Home Loan Banks	0.149%	10/1/14	2,000	2,000
[3,4]	Federal Home Loan Banks	0.113%	11/3/14	2,000	2,000
[3,4]	Federal Home Loan Banks	0.120%	2/27/15	4,000	3,999
[2,4]	Federal National Mortgage Assn.	0.151%	9/11/14	25,000	24,996
[2,4]	Federal National Mortgage Assn.	0.135%	2/27/15	25,000	24,993
[2,4]	Federal National Mortgage Assn.	0.137%	8/5/15	15,000	14,995
2	Freddie Mac Discount Notes	0.170%	1/6/14	3,643	3,643
2	Freddie Mac Discount Notes	0.100%	1/23/14	1,300	1,300
2	Freddie Mac Discount Notes	0.100%	2/3/14	2,000	2,000
2	Freddie Mac Discount Notes	0.100%	2/5/14	1,000	1,000
2	Freddie Mac Discount Notes	0.110%	2/10/14	841	841
2	Freddie Mac Discount Notes	0.100%	2/11/14	7,540	7,539
2	Freddie Mac Discount Notes	0.140%	2/13/14	12,000	11,998
2	Freddie Mac Discount Notes	0.110%	2/24/14	1,000	1,000
2	Freddie Mac Discount Notes	0.120%	4/21/14	510	510
2	Freddie Mac Discount Notes	0.130%	5/2/14	3,690	3,688
2	Freddie Mac Discount Notes	0.120%	5/20/14	5,000	4,998
2	Freddie Mac Discount Notes	0.140%	6/26/14	8,000	7,994
	United States Treasury Bill	0.078%	2/6/14	3,426	3,426
	United States Treasury Bill	0.075%	2/13/14	25,000	24,998
	United States Treasury Bill	0.096%	5/15/14	10,000	9,996
	United States Treasury Bill	0.105%–0.106%	6/5/14	10,000	9,995
	United States Treasury Bill	0.098%	6/12/14	10,000	9,996
	United States Treasury Bill	0.087%	6/26/14	5,000	4,998
	United States Treasury Note/Bond	1.000%	1/15/14	3,184	3,185
	United States Treasury Note/Bond	0.250%	1/31/14	5,000	5,001
	United States Treasury Note/Bond	1.750%	1/31/14	3,371	3,376

	United States Treasury Note/Bond	4.000%	2/15/14	20,543	20,640
	United States Treasury Note/Bond	1.250%	2/15/14	19,500	19,528
	United States Treasury Note/Bond	1.875%	2/28/14	48,000	48,136
	United States Treasury Note/Bond	1.250%	3/15/14	17,569	17,611
	United States Treasury Note/Bond	0.250%	3/31/14	3,000	3,001
	United States Treasury Note/Bond	1.750%	3/31/14	20,000	20,081
	United States Treasury Note/Bond	1.250%	4/15/14	3,174	3,184
	United States Treasury Note/Bond	0.250%	4/30/14	2,500	2,501
	United States Treasury Note/Bond	1.875%	4/30/14	5,000	5,029
	United States Treasury Note/Bond	1.000%	5/15/14	3,000	3,010
	United States Treasury Note/Bond	4.750%	5/15/14	10,953	11,140
	United States Treasury Note/Bond	0.250%	5/31/14	2,400	2,401
	United States Treasury Note/Bond	2.250%	5/31/14	2,500	2,522
	United States Treasury Note/Bond	0.750%	6/15/14	20,000	20,056
	United States Treasury Note/Bond	2.625%	6/30/14	2,400	2,430
	United States Treasury Note/Bond	2.375%	8/31/14	20,000	20,295
Total U.S. Government and Agency Obligations (Cost $496,535)					496,535
Commercial Paper (24.1%)
Bank Holding Company (0.6%)
	State Street Corp.	0.150%	2/13/14	500	500
	State Street Corp.	0.150%	3/10/14	8,000	7,998
					8,498
Finance—Auto (1.4%)
	American Honda Finance Corp.	0.140%	3/6/14	500	500
	American Honda Finance Corp.	0.150%	3/17/14	500	500
5	BMW US Capital LLC	0.180%	1/13/14	2,000	2,000
	Toyota Motor Credit Corp.	0.240%	1/6/14	1,000	1,000
	Toyota Motor Credit Corp.	0.230%	1/13/14	850	850
	Toyota Motor Credit Corp.	0.230%	2/3/14	1,500	1,500
4	Toyota Motor Credit Corp.	0.194%	3/17/14	4,000	4,000
	Toyota Motor Credit Corp.	0.200%	4/9/14	1,180	1,179
	Toyota Motor Credit Corp.	0.210%	4/15/14	250	250
	Toyota Motor Credit Corp.	0.210%	5/5/14	500	499
	Toyota Motor Credit Corp.	0.200%	5/6/14	2,000	1,998
	Toyota Motor Credit Corp.	0.210%	5/12/14	1,500	1,499
	Toyota Motor Credit Corp.	0.240%	6/25/14	2,000	1,998
					17,773
Finance—Other (4.0%)
	General Electric Capital Corp.	0.250%	1/14/14	1,300	1,300
	General Electric Capital Corp.	0.170%	3/19/14	5,000	4,998
	General Electric Capital Corp.	0.190%	4/2/14	3,000	2,998
	General Electric Capital Corp.	0.190%	4/4/14	2,000	1,999
	General Electric Capital Corp.	0.190%	4/8/14	2,000	1,999
	General Electric Capital Corp.	0.200%	5/6/14	3,300	3,298
	General Electric Capital Corp.	0.200%	5/8/14	2,000	1,999
	General Electric Capital Corp.	0.190%	5/19/14	1,500	1,499
	General Electric Capital Corp.	0.190%	6/2/14	2,000	1,998
5	Govco LLC	0.170%–0.190%	3/17/14	8,000	7,997
5	Old Line Funding LLC	0.200%	1/6/14	379	379
5	Old Line Funding LLC	0.200%	1/7/14	4,100	4,100
5	Old Line Funding LLC	0.200%	1/9/14	728	728
5	Old Line Funding LLC	0.200%	1/17/14	500	500
5	Old Line Funding LLC	0.190%	1/27/14	1,000	1,000

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
5	Old Line Funding LLC	0.170%	1/29/14	1,057	1,057
5	Old Line Funding LLC	0.170%	2/3/14	1,000	1,000
5	Old Line Funding LLC	0.150%	2/10/14	500	500
5	Old Line Funding LLC	0.150%	2/13/14	1,500	1,500
5	Old Line Funding LLC	0.150%	2/18/14	5,000	4,999
5	Old Line Funding LLC	0.190%	2/20/14	3,000	2,999
5	Old Line Funding LLC	0.150%	3/20/14	2,000	1,999
5	Old Line Funding LLC	0.170%	3/25/14	2,000	1,999
					52,845
Foreign Banks (12.5%)
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.154%	3/17/14	1,000	1,000
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.167%	5/20/14	5,000	5,000
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.207%	8/20/14	7,500	7,500
[4,5]	Australia & New Zealand
	Banking Group, Ltd.	0.227%	9/16/14	1,000	1,000
5	Commonwealth Bank of Australia	0.210%	2/28/14	1,000	1,000
[4,5]	Commonwealth Bank of Australia	0.168%	4/3/14	5,000	5,000
[4,5]	Commonwealth Bank of Australia	0.178%	5/6/14	8,000	8,000
[4,5]	Commonwealth Bank of Australia	0.178%	5/6/14	1,500	1,500
[4,5]	Commonwealth Bank of Australia	0.179%	5/12/14	1,500	1,500
[4,5]	Commonwealth Bank of Australia	0.238%	11/28/14	4,000	4,000
[4,5]	Commonwealth Bank of Australia	0.241%	12/5/14	2,000	2,000
5	DNB Bank ASA	0.170%	1/6/14	4,750	4,750
5	DNB Bank ASA	0.180%	3/7/14	500	500
5	Nordea Bank AB	0.173%	1/22/14	4,000	3,999
5	Nordea Bank AB	0.160%	2/10/14	1,500	1,500
5	Nordea Bank AB	0.180%–0.182%	3/7/14	1,000	1,000
5	Nordea Bank AB	0.210%	3/14/14	3,000	2,999
5	Nordea Bank AB	0.220%	3/25/14	4,000	3,998
5	Nordea Bank AB	0.220%	4/17/14	5,000	4,997
5	Nordea Bank AB	0.200%	5/2/14	4,000	3,997
5	Nordea Bank AB	0.210%	5/5/14	1,000	999
5	Nordea Bank AB	0.190%	5/15/14	4,000	3,997
	Rabobank USA Financial Corp.	0.220%	5/8/14	5,000	4,996
	Rabobank USA Financial Corp.	0.220%	5/12/14	3,500	3,497
5	Skandinaviska Enskilda
	Banken AB	0.170%	2/10/14	1,800	1,800
5	Skandinaviska Enskilda
	Banken AB	0.170%	2/11/14	5,000	4,999
5	Skandinaviska Enskilda
	Banken AB	0.170%	2/14/14	5,000	4,999
5	Skandinaviska Enskilda
	Banken AB	0.180%–0.210%	3/10/14	5,000	4,998
5	Skandinaviska Enskilda
	Banken AB	0.210%	3/11/14	4,000	3,998
5	Skandinaviska Enskilda
	Banken AB	0.210%	4/1/14	3,400	3,398
5	Skandinaviska Enskilda
	Banken AB	0.200%	4/10/14	5,000	4,997
5	Svenska HandelsBanken Inc.	0.180%	3/25/14	3,000	2,999
5	Svenska HandelsBanken Inc.	0.210%	4/22/14	2,000	1,999
5	Svenska HandelsBanken Inc.	0.205%	5/6/14	3,000	2,998
5	Svenska HandelsBanken Inc.	0.205%	5/7/14	2,000	1,998
5	Svenska HandelsBanken Inc.	0.200%	5/14/14	13,090	13,080
	Swedbank AB	0.180%	2/4/14	2,000	2,000
	Swedbank AB	0.145%	3/11/14	5,000	4,999
	Swedbank AB	0.145%	3/12/14	5,000	4,998
5	Westpac Banking Corp.	0.200%	1/3/14	1,000	1,000
5	Westpac Banking Corp.	0.230%	1/14/14	1,000	1,000
5	Westpac Banking Corp.	0.230%–0.400%	1/23/14	1,675	1,675
[4,5]	Westpac Banking Corp.	0.288%	1/24/14	500	500
[4,5]	Westpac Banking Corp.	0.218%	8/7/14	1,000	1,000
[4,5]	Westpac Banking Corp.	0.234%	9/17/14	2,000	2,000
[4,5]	Westpac Banking Corp.	0.236%	9/19/14	2,000	2,000
[4,5]	Westpac Banking Corp.	0.235%	9/22/14	8,000	8,000
[4,5]	Westpac Banking Corp.	0.237%	11/14/14	3,000	3,000
					163,164

Foreign Governments (2.3%)
5	CDP Financial Inc.	0.150%	2/20/14	2,750	2,749
6	CPPIB Capital Inc.	0.180%	1/3/14	650	650
6	CPPIB Capital Inc.	0.205%	1/17/14	3,000	3,000
6	CPPIB Capital Inc.	0.140%	2/3/14	250	250
6	CPPIB Capital Inc.	0.140%	2/5/14	1,750	1,750
6	CPPIB Capital Inc.	0.140%	2/7/14	1,000	1,000
6	CPPIB Capital Inc.	0.140%	2/14/14	250	250
6	CPPIB Capital Inc.	0.140%	2/25/14	250	250
6	CPPIB Capital Inc.	0.140%	2/26/14	2,250	2,249
6	CPPIB Capital Inc.	0.140%	3/7/14	250	250
6	CPPIB Capital Inc.	0.140%	3/20/14	750	750
6	PSP Capital Inc.	0.130%	1/6/14	250	250
6	PSP Capital Inc.	0.180%	2/3/14	250	250
6	PSP Capital Inc.	0.150%	2/11/14	250	250
6	PSP Capital Inc.	0.190%	2/18/14	250	250
6	PSP Capital Inc.	0.140%	2/25/14	500	500
6	PSP Capital Inc.	0.180%	3/6/14	5,000	4,998
6	PSP Capital Inc.	0.200%	5/13/14	1,000	999
6	PSP Capital Inc.	0.200%	5/20/14	500	500
6	PSP Capital Inc.	0.200%	5/21/14	500	500
6	PSP Capital Inc.	0.200%	5/22/14	500	499
	Queensland Treasury Corp.	0.130%	1/24/14	2,000	2,000
	Queensland Treasury Corp.	0.130%	1/28/14	250	250
	Queensland Treasury Corp.	0.130%–0.140%	1/29/14	5,900	5,899
					30,293
Foreign Industrial (1.3%)
5	BASF SE	0.180%–0.200%	1/13/14	3,000	3,000
5	BASF SE	0.190%	1/16/14	4,000	4,000
5	GlaxoSmithKline Finance plc	0.260%	1/6/14	2,000	2,000
5	GlaxoSmithKline Finance plc	0.260%	1/7/14	1,000	1,000
5	GlaxoSmithKline Finance plc	0.150%	1/8/14	2,500	2,500
5	Reckitt Benckiser Treasury
	Services plc	0.150%	1/17/14	2,000	2,000
	Toyota Credit Canada Inc.	0.260%	1/2/14	500	500
	Toyota Credit Canada Inc.	0.220%	3/17/14	500	500
	Toyota Credit Canada Inc.	0.220%	3/18/14	500	500
	Toyota Credit Canada Inc.	0.210%	4/21/14	500	499
					16,499
Industrial (2.0%)
	Caterpillar Financial Services Corp.	0.210%	1/6/14	2,000	2,000
5	Google Inc.	0.190%	2/19/14	500	500
5	John Deere Capital Corp.	0.200%	1/17/14	750	750
5	Procter & Gamble Co.	0.110%	1/13/14	525	525
5	The Coca-Cola Co.	0.150%	1/15/14	2,000	2,000
5	The Coca-Cola Co.	0.170%	2/10/14	750	750
5	The Coca-Cola Co.	0.170%	2/27/14	1,500	1,500
5	The Coca-Cola Co.	0.170%–0.180%	3/3/14	2,750	2,749
5	The Coca-Cola Co.	0.170%	3/5/14	4,000	3,999
5	The Coca-Cola Co.	0.150%	3/17/14	500	500
5	The Coca-Cola Co.	0.150%	3/18/14	500	500
5	The Coca-Cola Co.	0.170%	6/9/14	1,000	999
5	The Coca-Cola Co.	0.180%	6/23/14	3,000	2,997
5	Wal-Mart Stores, Inc.	0.190%	1/21/14	6,500	6,499
					26,268
Total Commercial Paper (Cost $315,340)					315,340
Certificates of Deposit (28.1%)
Domestic Banks (4.8%)
	Citibank NA	0.180%	2/18/14	4,000	4,000
	Citibank NA	0.170%	3/3/14	3,000	3,000
	Citibank NA	0.180%	3/10/14	8,000	8,000
	Citibank NA	0.180%	3/11/14	4,000	4,000
	Citibank NA	0.180%	3/11/14	5,000	5,000
	JPMorgan Chase Bank NA	0.350%	2/3/14	500	500
4	Wells Fargo Bank NA	0.158%	2/5/14	5,000	5,000
	Wells Fargo Bank NA	0.220%	2/10/14	1,000	1,000
	Wells Fargo Bank NA	0.220%	2/19/14	5,000	5,000
4	Wells Fargo Bank NA	0.187%	2/24/14	5,400	5,400
4	Wells Fargo Bank NA	0.218%	3/7/14	5,600	5,600

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
4	Wells Fargo Bank NA	0.188%	3/10/14	6,000	6,000
4	Wells Fargo Bank NA	0.185%	3/27/14	4,000	4,000
4	Wells Fargo Bank NA	0.188%	5/6/14	4,000	4,000
4	Wells Fargo Bank NA	0.185%	5/23/14	2,500	2,500
					63,000
Eurodollar Certificates of Deposit (5.9%)
4	Australia & New Zealand
	Banking Group, Ltd.	0.187%	4/14/14	5,000	5,000
4	Australia & New Zealand
	Banking Group, Ltd.	0.185%	4/22/14	5,000	5,000
4	Australia & New Zealand
	Banking Group, Ltd.	0.178%	5/6/14	4,000	4,000
4	Commonwealth Bank of Australia	0.158%	2/10/14	1,000	1,000
4	Commonwealth Bank of Australia	0.155%	2/24/14	9,000	9,000
	Commonwealth Bank of Australia	0.200%	3/13/14	5,000	5,000
	DNB Bank ASA (London Branch)	0.180%	2/4/14	6,000	6,000
	HSBC Bank plc (London Branch)	0.190%	3/24/14	5,000	5,000
4	National Australia Bank Ltd.	0.187%	1/6/14	1,000	1,000
4	National Australia Bank Ltd.	0.190%	1/27/14	1,000	1,000
4	National Australia Bank Ltd.	0.188%	2/6/14	4,000	4,000
4	National Australia Bank Ltd.	0.196%	2/19/14	1,000	1,000
4	National Australia Bank Ltd.	0.197%	3/17/14	8,000	8,000
4	National Australia Bank Ltd.	0.196%	3/19/14	9,000	9,000
4	National Australia Bank Ltd.	0.205%	4/22/14	2,000	2,000
4	National Australia Bank Ltd.	0.205%	4/25/14	5,000	5,000
4	National Australia Bank Ltd.	0.197%	5/6/14	4,000	4,000
4	National Australia Bank Ltd.	0.186%	5/19/14	2,000	2,000
					77,000
Yankee Certificates of Deposit (17.4%)
4	Australia & New Zealand
	Banking Group, Ltd.
	(New York Branch)	0.159%	1/2/14	1,000	1,000
	Australia & New Zealand
	Banking Group, Ltd.
	(New York Branch)	0.200%	1/10/14	500	500
	Australia & New Zealand
	Banking Group, Ltd.
	(New York Branch)	0.190%	2/20/14	2,000	2,000
	Australia & New Zealand
	Banking Group, Ltd.
	(New York Branch)	0.180%	3/25/14	5,000	5,000
	Bank of Montreal (Chicago Branch)	0.180%	1/6/14	9,500	9,500
	Bank of Montreal (Chicago Branch)	0.170%	3/3/14	1,000	1,000
	Bank of Montreal (Chicago Branch)	0.180%	3/17/14	4,000	4,000
4	Bank of Montreal (Chicago Branch)	0.185%	4/28/14	2,000	2,000
4	Bank of Montreal (Chicago Branch)	0.188%	5/6/14	5,000	5,000
4	Bank of Montreal (Chicago Branch)	0.188%	6/9/14	5,000	5,000
4	Bank of Montreal (Chicago Branch)	0.190%	6/10/14	6,000	6,000
4	Bank of Nova Scotia (Houston Branch)	0.175%	3/25/14	1,000	1,000
4	Bank of Nova Scotia (Houston Branch)	0.175%	3/26/14	5,000	5,000
4	Bank of Nova Scotia (Houston Branch)	0.179%	4/1/14	8,500	8,500
4	Bank of Nova Scotia (Houston Branch)	0.185%	4/22/14	2,000	2,000
4	Bank of Nova Scotia (Houston Branch)	0.178%	5/6/14	5,000	5,000
4	Bank of Nova Scotia (Houston Branch)	0.196%	5/19/14	4,000	4,000
4	Bank of Nova Scotia (Houston Branch)	0.198%	6/9/14	7,000	7,000
4	Canadian Imperial Bank of Commerce
	(New York Branch)	0.251%	3/5/14	1,000	1,000
	DNB Bank ASA (New York Branch)	0.170%	2/7/14	3,000	3,000
	DNB Bank ASA (New York Branch)	0.160%	2/18/14	2,000	2,000
	DNB Bank ASA (New York Branch)	0.150%	3/10/14	5,000	5,000
	DNB Bank ASA (New York Branch)	0.150%	3/11/14	4,000	4,000
	DNB Bank ASA (New York Branch)	0.160%	3/18/14	2,000	2,000
	DNB Bank ASA (New York Branch)	0.170%	4/7/14	9,500	9,500
	Lloyds TSB Bank plc
	(New York Branch)	0.160%	2/26/14	2,000	2,000
4	Nordea Bank Finland plc
	(New York Branch)	0.659%	2/10/14	2,400	2,401
4	Nordea Bank Finland plc
	(New York Branch)	0.169%	3/10/14	2,000	2,000

	Nordea Bank Finland plc
	(New York Branch)	0.220%	3/12/14	2,300	2,300
4	Nordea Bank Finland plc
	(New York Branch)	0.154%	3/17/14	1,000	1,000
4	Nordea Bank Finland plc
	(New York Branch)	0.155%	3/18/14	2,000	2,000
	Nordea Bank Finland plc
	(New York Branch)	0.205%	3/19/14	2,000	2,000
4	Rabobank Nederland
	(New York Branch)	0.181%	3/11/14	7,500	7,500
4	Rabobank Nederland
	(New York Branch)	0.179%	3/12/14	4,000	4,000
	Rabobank Nederland
	(New York Branch)	0.350%	3/17/14	1,000	1,000
4	Rabobank Nederland
	(New York Branch)	0.155%	3/18/14	5,000	5,000
4	Rabobank Nederland
	(New York Branch)	0.164%	3/24/14	5,000	5,000
4	Rabobank Nederland
	(New York Branch)	0.188%	5/6/14	7,000	7,000
4	Royal Bank of Canada
	(New York Branch)	0.168%	4/7/14	750	750
4	Royal Bank of Canada
	(New York Branch)	0.195%	8/18/14	5,000	5,000
	Skandinaviska Enskilda
	Banken (New York Branch)	0.170%	1/30/14	3,000	3,000
	Svenska HandelsBanken
	(New York Branch)	0.165%	1/6/14	5,000	5,000
4	Svenska HandelsBanken
	(New York Branch)	0.178%	3/10/14	2,000	2,000
4	Svenska HandelsBanken
	(New York Branch)	0.167%	3/13/14	2,000	2,000
	Svenska HandelsBanken
	(New York Branch)	0.215%	3/28/14	5,000	5,000
	Svenska HandelsBanken
	(New York Branch)	0.210%	6/5/14	2,000	2,000
	Svenska HandelsBanken
	(New York Branch)	0.220%	7/1/14	4,000	4,000
	Toronto Dominion Bank
	(New York Branch)	0.200%	1/15/14	4,500	4,500
	Toronto Dominion Bank
	(New York Branch)	0.220%	2/3/14	5,000	5,000
	Toronto Dominion Bank
	(New York Branch)	0.220%	2/5/14	2,000	2,000
	Toronto Dominion Bank
	(New York Branch)	0.170%	2/6/14	5,000	5,000
	Toronto Dominion Bank
	(New York Branch)	0.220%	2/18/14	4,000	4,000
	Toronto Dominion Bank
	(New York Branch)	0.170%	3/10/14	3,000	3,000
4	Toronto Dominion Bank
	(New York Branch)	0.156%	3/19/14	2,000	2,000
4	Toronto Dominion Bank
	(New York Branch)	0.225%	11/18/14	4,000	4,000
4	Toronto Dominion Bank
	(New York Branch)	0.224%	11/24/14	5,000	5,000
4	Toronto Dominion Bank
	(New York Branch)	0.226%	12/19/14	3,000	3,000
4	Westpac Banking Corp.
	(New York Branch)	0.248%	4/25/14	5,000	5,001
4	Westpac Banking Corp.
	(New York Branch)	0.218%	8/6/14	4,000	4,000
4	Westpac Banking Corp.
	(New York Branch)	0.225%	9/26/14	2,000	2,000
4	Westpac Banking Corp.
	(New York Branch)	0.239%	12/12/14	4,000	4,000
4	Westpac Banking Corp.
	(New York Branch)	0.235%	12/29/14	2,500	2,500
					226,952
Total Certificates of Deposit (Cost $366,952)					366,952

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
Other Notes (1.0%)
	Bank of America NA	0.200%	2/19/14	4,000	4,000
	Bank of America NA	0.210%	3/5/14	4,000	4,000
	Bank of America NA	0.190%	3/6/14	5,000	5,000
Total Other Notes (Cost $13,000)					13,000
Taxable Municipal Bonds (0.3%)
[6,7]	BlackRock Municipal Bond Trust
	TOB VRDO	0.120%	1/2/14	185	185
[6,7]	BlackRock Municipal Income
	Investment Quality Trust TOB VRDO	0.120%	1/2/14	100	100
[6,7]	BlackRock Municipal Income Trust
	TOB VRDO	0.120%	1/2/14	1,650	1,650
[6,7]	BlackRock MuniHoldings Fund II, Inc.
	TOB VRDO	0.120%	1/2/14	150	150
[6,7]	BlackRock MuniHoldings Fund, Inc.
	TOB VRDO	0.120%	1/2/14	195	195
[6,7]	BlackRock MuniHoldings Quality
	Fund II, Inc. TOB VRDO	0.120%	1/2/14	205	205
[6,7]	BlackRock MuniHoldings Quality
	Fund II, Inc. TOB VRDO	0.120%	1/2/14	1,550	1,550
[6,7]	BlackRock MuniYield Investment
	Quality Fund TOB VRDO	0.120%	1/2/14	130	130
[6,7]	BlackRock Strategic Municipal Trust
	TOB VRDO	0.120%	1/2/14	100	100
[6,7]	Los Angeles CA Department of
	Water & Power Revenue TOB VRDO	0.220%	1/7/14	145	145
6	Massachusetts Transportation Fund
	Revenue TOB VRDO	0.220%	1/7/14	100	100
6	Seattle WA Municipal Light & Power
	Revenue TOB VRDO	0.220%	1/7/14	100	100
Total Taxable Municipal Bonds (Cost $4,610)					4,610
Tax-Exempt Municipal Bonds (1.5%)
7	Ascension Parish LA Industrial
	Development Board Revenue
	(IMTT-Geismar Project) VRDO	0.050%	1/7/14	1,000	1,000
	Board of Regents of the University of
	Texas System Revenue Financing
	System Revenue VRDO	0.040%	1/7/14	1,060	1,060
7	California Statewide Communities
	Development Authority Multifamily
	Housing Revenue
	(Wilshire Court Project) VRDO	0.050%	1/7/14	100	100
7	Clackamas County OR Hospital Facility
	Authority Revenue
	(Legacy Health System) VRDO	0.050%	1/7/14	100	100
7	Clark County NV Airport System
	Revenue VRDO	0.050%	1/7/14	100	100
7	Clark County NV Industrial
	Development Revenue
	(Southwest Gas Corp. Project) VRDO	0.070%	1/7/14	100	100
7	Colorado Health Facilities Authority
	Revenue (Evangelical Lutheran Good
	Samaritan Society Project) VRDO	0.050%	1/7/14	250	250
7	Contra Costa County CA Multifamily
	Housing Revenue (Park Regency)
	VRDO	0.050%	1/7/14	500	500
	Curators of the University of Missouri
	System Facilities Revenue VRDO	0.040%	1/7/14	1,245	1,245
7	Greenville County SC Hospital System
	Revenue VRDO	0.050%	1/7/14	250	250
7	Gwinnett County GA Development
	Authority Revenue
	(Nilhan Hospitality LLC) VRDO	0.050%	1/7/14	100	100
7	Hanover County VA Economic
	Development Authority Revenue
	(Bon Secours Health System Inc.)
	VRDO	0.050%	1/7/14	130	130

7	Illinois Educational Facilities Authority
	Revenue (ACI/Cultural Pooled
	Financing Program) VRDO	0.040%	1/7/14	2,450	2,450
7	Illinois Finance Authority Revenue
	(Carle Foundation) VRDO	0.050%	1/7/14	200	200
7	Illinois Finance Authority Revenue
	(Northwest Community Hospital) V
	RDO	0.050%	1/7/14	200	200
7	Johnson City TN Health & Educational
	Facilities Board Hospital Revenue
	(STS Health Alliance) VRDO	0.030%	1/7/14	300	300
	Massachusetts Health & Educational
	Facilities Authority Revenue (MIT)
	VRDO	0.040%	1/7/14	1,000	1,000
7	Miami-Dade County FL Special
	Obligation Revenue (Juvenile
	Courthouse Project) VRDO	0.040%	1/7/14	500	500
	Missouri Health & Educational
	Facilities Authority Health Facilities
	Revenue (BJC Health System) VRDO	0.040%	1/7/14	500	500
7	Missouri Health & Educational Facilities
	Authority Health Facilities Revenue
	(SSM Health System) VRDO	0.050%	1/7/14	200	200
7	New York City NY Housing
	Development Corp. Multi-Family
	Rental Housing Revenue (One
	Columbus Place Development) VRDO	0.040%	1/7/14	985	985
7	New York City NY Housing
	Development Corp. Multi-Family
	Rental Housing Revenue
	(Related-Sierra Development) VRDO	0.040%	1/7/14	435	435
7	New York City NY Housing
	Development Corp. Multi-Family
	Rental Housing Revenue
	(West End Towers) VRDO	0.040%	1/7/14	300	300
7	New York State Housing Finance
	Agency Housing Revenue
	(125 West 31st Street) VRDO	0.040%	1/7/14	600	600
7	New York State Housing Finance
	Agency Housing Revenue
	(20 River Terrace Housing) VRDO	0.040%	1/7/14	200	200
7	New York State Housing Finance
	Agency Housing Revenue
	(70 Battery Place) VRDO	0.040%	1/7/14	100	100
7	New York State Housing Finance
	Agency Housing Revenue
	(Clinton Green North) VRDO	0.040%	1/7/14	400	400
7	New York State Housing Finance
	Agency Housing Revenue
	(Clinton Green South) VRDO	0.040%	1/7/14	125	125
7	New York State Housing Finance
	Agency Housing Revenue
	(East 84th Street) VRDO	0.040%	1/7/14	300	300
7	Piedmont SC Municipal Power
	Agency Revenue VRDO	0.050%	1/7/14	250	250
	Posey County IN Economic
	Development Revenue
	(Midwest Fertilizer Corp. Project) PUT	0.550%	4/10/14	2,000	2,000
7	Rhode Island Health & Educational
	Building Corp. Higher Education
	Facility Revenue
	(Rogers Williams University) VRDO	0.050%	1/7/14	100	100
7	Sacramento CA Municipal Utility
	District Revenue VRDO	0.030%	1/7/14	255	255
7	Salem OR Hospital Facility Authority
	Revenue (Salem Hospital Project)
	VRDO	0.050%	1/7/14	250	250
7	St. Charles County MO Public
	Water Supply District No.2 Revenue
	VRDO	0.050%	1/7/14	100	100

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
7	St. Cloud MN Health Care Revenue
	(Centracare Health System) VRDO	0.050%	1/7/14	330	330
7	Tarrant County TX Cultural Education
	Facilities Finance Corp. Hospital
	Revenue (Scott & White Healthcare
	Project) VRDO	0.050%	1/7/14	545	545
	Texas Department of Housing &
	Community Affairs Single Family
	Revenue VRDO	0.050%	1/7/14	300	300
	Texas Department of Housing &
	Community Affairs Single Family
	Revenue VRDO	0.050%	1/7/14	500	500
	Texas Department of Housing &
	Community Affairs Single Family
	Revenue VRDO	0.050%	1/7/14	380	380
7	West Virginia Hospital Finance
	Authority Hospital Revenue
	(Charleston Area Medical Center Inc.)
	VRDO	0.050%	1/7/14	300	300
7	Wisconsin Health & Educational
	Facilities Authority Revenue
	(University of Wisconsin Medical
	Foundation) VRDO	0.060%	1/7/14	200	200
7	Wyoming Student Loan Corp. Student
	Loan Revenue VRDO	0.050%	1/7/14	255	255
Total Tax-Exempt Municipal Bonds (Cost $19,495)					19,495
Corporate Bonds (4.4%)
Finance (1.5%)
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	1.850%	1/10/14	1,000	1,000
4	General Electric Capital Corp.	1.093%	1/7/14	250	250
	General Electric Capital Corp.	2.100%	1/7/14	250	250
4	General Electric Capital Corp.	0.873%	4/7/14	2,123	2,127
[4,6]	HSBC Bank plc	1.044%	1/17/14	3,250	3,251
	Royal Bank of Canada	1.125%	1/15/14	7,396	7,399
4	Royal Bank of Canada	0.544%	4/17/14	1,000	1,001
4	Royal Bank of Canada	0.473%	1/6/15	1,400	1,403
[4,6]	Westpac Banking Corp.	0.977%	3/31/14	2,375	2,380
					19,061
Industrial (2.9%)
	Caterpillar Financial Services Corp.	6.125%	2/17/14	2,450	2,469
	Sanofi	1.625%	3/28/14	4,675	4,690
4	Total Capital Canada Ltd.	0.624%	1/17/14	10,650	10,652
	Total Capital Canada Ltd.	1.625%	1/28/14	7,207	7,214
4	Toyota Motor Credit Corp.	0.644%	1/17/14	5,000	5,001
4	Toyota Motor Credit Corp.	0.403%	1/27/14	6,500	6,501
4	Toyota Motor Credit Corp.	0.278%	2/19/14	600	600
	Wal-Mart Stores Inc.	3.000%	2/3/14	1,000	1,003
					38,130
Total Corporate Bonds (Cost $57,191)					57,191

			Face Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
Province of Ontario	1.375%	1/27/14	2,250	2,252
Province of Ontario	4.100%	6/16/14	5,116	5,207
Total Sovereign Bonds (Cost $7,459)				7,459

			Shares
Money Market Funds (2.0%)
8 Vanguard Municipal Cash
Management Fund
(Cost $25,594)	0.058%		25,594,000 25,594
Total Investments (99.9%) (Cost $1,306,176)			1,306,176
Other Assets and Liabilities (0.1%)
Other Assets				11,986
Liabilities				(10,438)
				1,548
Net Assets (100%)
Applicable to 1,307,245,791 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,307,724
Net Asset Value per Share				$1.00

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid in Capital	1,307,645
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	79
Net Assets	1,307,724

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.”
At December 31, 2013, the aggregate value of these securities was $216,948,000, representing 16.6% of net assets.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At December 31, 2013, the aggregate value of these securities was $29,636,000, representing 2.3% of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
TOB—Tender Option Board.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Interest[1]	1,923
Total Income	1,923
Expenses
The Vanguard Group—Note B
Investment Advisory Services	37
Management and Administrative	1,447
Marketing and Distribution	299
Custodian Fees	32
Auditing Fees	28
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	1,865
Expense Reduction—Note B	(1,166)
Net Expenses	699
Net Investment Income	1,224
Realized Net Gain (Loss) on
Investment Securities Sold	26
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,250

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,224	1,655
Realized Net Gain (Loss)	26	28
Net Increase (Decrease) in Net Assets Resulting from Operations	1,250	1,683
Distributions
Net Investment Income	(1,224)	(1,655)
Realized Capital Gain	—	—
Total Distributions	(1,224)	(1,655)
Capital Share Transactions (at $1.00 per share)
Issued	808,536	476,099
Issued in Lieu of Cash Distributions	1,224	1,655
Redeemed	(610,287)	(587,187)
Net Increase (Decrease) from Capital Share Transactions	199,473	(109,433)
Total Increase (Decrease)	199,499	(109,405)
Net Assets
Beginning of Period	1,108,225	1,217,630
End of Period	1,307,724	1,108,225

1 Interest income from an affiliated company of the portfolio was $24,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.002	.002	.006
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.001	.001	.002	.002	.006
Distributions
Dividends from Net Investment Income	(.001)	(.001)	(.002)	(.002)	(.006)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.001)	(.001)	(.002)	(.002)	(.006)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.11%	0.14%	0.17%	0.23%	0.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,308	$1,108	$1,218	$1,214	$1,415
Ratio of Expenses to Average Net Assets	0.06%[1]	0.06%[1]	0.06%[1]	0.06%[1]	0.19%[2]
Ratio of Net Investment Income to
Average Net Assets	0.11%	0.14%	0.17%	0.23%	0.67%

1 The ratios of total expenses to average net assets before an expense reduction were 0.16% for 2013, 0.16% for 2012, 0.18% for 2011, and
0.18% for 2010. See Note B in the Notes to Financial Statements.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009.

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The portfolio may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral. The portfolio had no open repurchase agreements at December 31, 2013.

Vanguard Money Market Portfolio

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $147,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfiolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended December 31, 2013, Vanguard’s expenses were reduced by $1,166,000 (an effective annual rate of 0.10% of the portfolio’s average net assets).

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The portfolio’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the portfolio’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 62% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

E. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Money Market Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.48	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.90	0.31

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. If certain fees were not voluntarily waived by Vanguard during the period, the annualized expense ratio would have been 0.16%, and the expenses paid in the actual and hypothetical examples above would have been $0.81 and $0.82, respectively.

Vanguard® REIT Index Portfolio

Compared with the booming U.S. stock market, real estate investment trusts significantly underperformed as investors worried about the impact of rising interest rates on REITs. Vanguard REIT Index Portfolio returned 2.33% for the fiscal year ended December 31, 2013.

The portfolio’s return was in line with that of its target index and ahead of the average return of competing real estate funds. The table below shows the returns of your portfolio and its comparative standards for 2013 and their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REITs stumbled as interest rates rose smartly during the year

After falling for several years, bond yields rose noticeably in 2013. The yield of the 10-year Treasury note ended 2013 at 2.97%, up from 1.76% 12 months earlier. The rise in interest rates caused REITs to reverse course in the spring and slowly sink during the last three quarters of the year.

Rising rates can hurt REITs in several ways. These companies are required to pay out at least 90% of their income as dividends to their investors. Consequently, REITs rely heavily on the markets to raise cash to finance growth. But rising rates make capital more expensive, cutting into REITs’ profit margins. REITs’ dividends also face more competition from other income-generating investments, including bonds—which typically carry less risk than REITs do—when those assets are offering higher yields.

Still, some areas of the real estate market did better than others. The relatively small category of diversified REITs, which include those that manage a variety of properties, returned 10%. The second-best performing group was industrial REITs, which returned about 7% as industrial companies benefited from the ramp-up in consumer and business spending.

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard REIT Index Portfolio	2.33%	8.33%
REIT Spliced Index[1]	2.47	8.52
Variable Insurance Real Estate Funds Average[2]	1.72	7.56

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.28%	1.12%

Hotels and storage facilities helped the largest segment of the REIT market, specialized REITs, to return 5%.

The one REIT sector that lost ground was residential, which returned –6%. Apartment REITs, particularly student housing, were squeezed by their longer-term leases, which keep their yields from rising as fast as those of other REITs.

Despite their tepid 2013, REITs have performed well over a decade

The REIT Index Portfolio has recorded an average annual return of 8.33% over the past decade, keeping pace with its benchmark and outperforming its peer-group average. Although REITs were hit hard during the subprime mortgage crisis and suffered significant declines in 2007 and 2008, they have outperformed the broad U.S. stock market in seven of the past ten years.

The portfolio’s close index tracking is impressive in light of the periodic volatility that hit stock markets during the financial crisis and its aftermath. Vanguard Equity Investment Group, the portfolio’s advisor, deserves credit for its success in tracking the benchmark. The advisor was helped by the portfolio’s low expenses, which are far below the average for its peer group.

Sector-specific investments often perform differently than the market

The past year again showed us that sector-specific funds such as Vanguard REIT Index Portfolio can be more sensitive to economic trends than funds with greater diversification tend to be.

In fact, REITs’ underperformance compared with the broad U.S. stock market in 2013 was the widest since the 1990s. The result was a fresh reminder that REITs may serve best as supplemental holdings in an otherwise balanced and diversified investment program.

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the portfolio’s expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thompson Reuters Company, and captures information through year-end 2012.

Vanguard REIT Index Portfolio

Portfolio Profile

As of December 31, 2013

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	130	130	3,653
Median Market Cap	$8.1B	$7.7B	$43.0B
Price/Earnings Ratio	49.3x	49.3x	20.7x
Price/Book Ratio	2.0x	2.0x	2.7x
Dividend Yield[3]	4.2%	4.2%	1.8%
Return on Equity	5.1%	5.0%	16.5%
Earnings Growth Rate	8.5%	8.5%	11.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	19%	—	—
Expense Ratio[4]	0.28%	—	—
Short-Term Reserves	0.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.55
Beta	1.00	0.97

Portfolio Allocation by REIT Type

Specialized	29.2%
Retail	27.3
Residential	15.9
Office	13.6
Diversified	8.9
Industrial	5.1

Ten Largest Holdings[5] (% of total net assets)

Simon Property
Group Inc.	Retail REITs	9.5%
Public Storage	Specialized REITs	4.4
Prologis Inc.	Industrial REITs	3.7
Equity Residential	Residential REITs	3.6
Ventas Inc.	Specialized REITs	3.4
HCP Inc.	Specialized REITs	3.3
Health Care REIT Inc.	Specialized REITs	3.1
Boston Properties Inc.	Office REITs	3.1
Vornado Realty Trust	Diversified REITs	3.0
Host Hotels &
Resorts Inc.	Specialized REITs	2.9
Top Ten		40.0%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the REIT Index Portfolio’s expense ratio was 0.27%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
REIT Index Portfolio	2.33%	16.64%	8.33%	$22,251
REIT Spliced Index[1]	2.47	16.83	8.52	22,647
Variable Insurance Real Estate Funds
Average[2]	1.72	14.60	7.56	20,727
Dow Jones U.S. Total Stock Market
Float Adjusted Index	33.47	18.86	8.09	21,777

Fiscal Year Total Returns (%): December 31, 2003–December 31, 2013

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard REIT Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (100.0%)
Diversified REITs (8.9%)
Vornado Realty Trust	222,336	19,741
Duke Realty Corp.	429,305	6,457
Liberty Property Trust	188,737	6,393
Spirit Realty Capital Inc.	464,806	4,569
American Realty Capital
Properties Inc.	243,808	3,135
Lexington Realty Trust	256,718	2,621
WP Carey Inc.	40,544	2,487
Cousins Properties Inc.	226,301	2,331
Washington REIT	87,695	2,049
PS Business Parks Inc.	26,375	2,016
American Assets Trust Inc.	45,340	1,425
Investors Real Estate Trust	136,831	1,174
Select Income REIT	39,463	1,055
First Potomac Realty Trust	77,669	903
RAIT Financial Trust	87,209	782
Winthrop Realty Trust	43,335	479
Whitestone REIT	28,076	375
One Liberty Properties Inc.	16,517	333
		58,325
Industrial REITs (5.1%)
Prologis Inc.	658,593	24,335
DCT Industrial Trust Inc.	413,885	2,951
First Industrial Realty
Trust Inc.	138,024	2,408
EastGroup Properties Inc.	40,051	2,320
STAG Industrial Inc.	55,592	1,134
Monmouth Real Estate
Investment Corp. Class A	51,280	466
		33,614
Office REITs (13.6%)
Boston Properties Inc.	201,339	20,208
SL Green Realty Corp.	121,278	11,204
Digital Realty Trust Inc.	169,678	8,335
Alexandria Real Estate
Equities Inc.	94,231	5,995
Kilroy Realty Corp.	107,565	5,398
BioMed Realty Trust Inc.	253,784	4,599
Highwoods Properties Inc.	117,309	4,243
Douglas Emmett Inc.	178,982	4,169
CommonWealth REIT	156,310	3,644
Piedmont Office Realty
Trust Inc. Class A	219,821	3,631
Brandywine Realty Trust	206,622	2,911
Corporate Office
Properties Trust	115,451	2,735
Mack-Cali Realty Corp.	110,306	2,369
DuPont Fabros
Technology Inc.	85,348	2,109
Government Properties
Income Trust	72,091	1,791
Parkway Properties Inc.	74,397	1,435
Franklin Street
Properties Corp.	119,163	1,424
Hudson Pacific
Properties Inc.	59,950	1,311

CoreSite Realty Corp.	28,213	908
CyrusOne Inc.	15,719	351
		88,770
Residential REITs (15.9%)
Equity Residential	452,185	23,455
AvalonBay
Communities Inc.	162,407	19,201
UDR Inc.	330,568	7,719
Essex Property Trust Inc.	50,203	7,205
Camden Property Trust	112,656	6,408
Mid-America Apartment
Communities Inc.	98,732	5,997
BRE Properties Inc.	101,968	5,579
Apartment Investment &
Management Co. Class A	192,339	4,983
American Campus
Communities Inc.	138,437	4,459
Home Properties Inc.	75,181	4,031
Equity Lifestyle
Properties Inc.	104,458	3,784
Post Properties Inc.	72,029	3,258
Sun Communities Inc.	45,367	1,934
Education Realty Trust Inc.	151,660	1,338
American Homes 4 Rent
Class A	72,449	1,174
Associated Estates
Realty Corp.	66,556	1,068
Campus Crest
Communities Inc.	85,225	802
Silver Bay Realty Trust Corp.	49,260	788
* American Residential
Properties Inc.	39,942	685
		103,868
Retail REITs (27.3%)
Simon Property Group Inc.	409,903	62,371
General Growth
Properties Inc.	638,565	12,816
Macerich Co.	185,640	10,932
Kimco Realty Corp.	541,109	10,687
Realty Income Corp.	258,632	9,655
Federal Realty Investment
Trust	86,853	8,808
Cole Real Estate
Investment Inc.	619,980	8,705
Regency Centers Corp.	121,972	5,647
DDR Corp.	359,368	5,523
Taubman Centers Inc.	84,243	5,385
National Retail
Properties Inc.	160,095	4,856
Weingarten Realty
Investors	152,763	4,189
Tanger Factory Outlet
Centers	124,744	3,994
CBL & Associates
Properties Inc.	213,264	3,830
Retail Properties of
America Inc.	248,037	3,155
Equity One Inc.	86,615	1,944

	Acadia Realty Trust	73,156	1,816
	Glimcher Realty Trust	191,264	1,790
	Pennsylvania REIT	89,857	1,705
	Retail Opportunity
	Investments Corp.	94,905	1,397
	Ramco-Gershenson
	Properties Trust	87,936	1,384
	Inland Real Estate Corp.	118,495	1,247
	Kite Realty Group Trust	166,288	1,092
	Alexander’s Inc.	3,024	998
	Saul Centers Inc.	16,116	769
	Rouse Properties Inc.	32,786	728
	Excel Trust Inc.	63,307	721
	Getty Realty Corp.	35,314	649
	Agree Realty Corp.	19,681	571
	Urstadt Biddle
	Properties Inc. Class A	30,592	564
	Cedar Realty Trust Inc.	71,244	446
	AmREIT Inc.	24,439	411
			178,785
Specialized REITs (29.2%)
	Public Storage	193,132	29,070
	Ventas Inc.	387,349	22,187
	HCP Inc.	602,039	21,866
	Health Care REIT Inc.	378,168	20,258
	Host Hotels & Resorts Inc.	988,665	19,220
	Extra Space Storage Inc.	139,637	5,883
	Senior Housing
	Properties Trust	247,967	5,512
	Hospitality Properties Trust	195,904	5,295
	Corrections Corp. of
	America	152,842	4,902
	Omega Healthcare
	Investors Inc.	154,744	4,611
	LaSalle Hotel Properties	135,778	4,190
	RLJ Lodging Trust	145,969	3,550
	EPR Properties	67,119	3,300
	Sunstone Hotel
	Investors Inc.	241,539	3,237
	Geo Group Inc.	94,974	3,060
	DiamondRock
	Hospitality Co.	258,215	2,982
	Sovran Self Storage Inc.	41,489	2,704
	CubeSmart	169,247	2,698
	Healthcare Realty Trust Inc.	126,445	2,695
	Medical Properties
	Trust Inc.	211,065	2,579
	Ryman Hospitality
	Properties Inc.	59,986	2,506
	Pebblebrook Hotel Trust	81,262	2,500
	Healthcare Trust of
	America Inc. Class A	229,130	2,255
*	Strategic Hotels &
	Resorts Inc.	216,777	2,049
	National Health
	Investors Inc.	36,364	2,040
	LTC Properties Inc.	45,921	1,625
	Chesapeake Lodging Trust	64,108	1,621

Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Hersha Hospitality Trust
Class A	240,910	1,342
Sabra Health Care REIT Inc.	49,378	1,291
* FelCor Lodging Trust Inc.	147,546	1,204
Summit Hotel
Properties Inc.	107,282	966
Ashford Hospitality
Trust Inc.	101,166	838
Universal Health Realty
Income Trust	15,877	636
Aviv REIT Inc.	19,514	462
Ashford Hospitality Prime Inc.	19,573	356
		191,490
Total Real Estate Investment Trusts
(Cost $700,773)		654,852
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
1 Vanguard Market
Liquidity Fund, 0.125%
(Cost $1,688)	1,687,699	1,688
Total Investments (100.3%)
(Cost $702,461)		656,540
Other Assets and Liabilities (–0.3%)
Other Assets		4,495
Liabilities		(6,286)
		(1,791)
Net Assets (100%)
Applicable to 55,172,549 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		654,749
Net Asset Value Per Share		$11.87

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	643,687
Undistributed Net Investment Income	16,569
Accumulated Net Realized Gains	40,414
Unrealized Appreciation (Depreciation)	(45,921)
Net Assets	654,749

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends	19,320
Interest[1]	1
Securities Lending	1
Total Income	19,322
Expenses
The Vanguard Group—Note B
Investment Advisory Services	106
Management and Administrative	1,546
Marketing and Distribution	130
Custodian Fees	42
Auditing Fees	31
Shareholders’ Reports	25
Trustees’ Fees and Expenses	1
Total Expenses	1,881
Net Investment Income	17,441
Realized Net Gain (Loss)
Capital Gain Distributions Received	4,604
Investment Securities Sold	35,991
Realized Net Gain (Loss)	40,595
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(43,882)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,154

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,441	14,148
Realized Net Gain (Loss)	40,595	16,690
Change in Unrealized Appreciation (Depreciation)	(43,882)	60,620
Net Increase (Decrease) in Net Assets Resulting from Operations	14,154	91,458
Distributions
Net Investment Income	(14,020)	(11,240)
Realized Capital Gain [2]	(16,769)	(19,537)
Total Distributions	(30,789)	(30,777)
Capital Share Transactions
Issued	146,102	108,909
Issued in Lieu of Cash Distributions	30,789	30,777
Redeemed	(149,963)	(72,057)
Net Increase (Decrease) from Capital Share Transactions	26,928	67,629
Total Increase (Decrease)	10,293	128,310
Net Assets
Beginning of Period	644,456	516,146
End of Period[3]	654,749	644,456

1 Interest income from an affiliated company of the portfolio was $1,000.
2 Includes fiscal 2013 and 2012 short-term gain distributions totaling $275,000 and $386,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $25,137,000 and $13,148,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.12	$10.90	$10.35	$8.30	$7.65
Investment Operations
Net Investment Income	.308	.264	.231	.198	.267
Net Realized and Unrealized Gain (Loss)
on Investments	.002	1.594	.634	2.108	1.247
Total from Investment Operations	.310	1.858	.865	2.306	1.514
Distributions
Dividends from Net Investment Income	(.255)	(.233)	(.185)	(.256)	(.370)
Distributions from Realized Capital Gains	(.305)	(.405)	(.130)	—	(.494)
Total Distributions	(.560)	(.638)	(.315)	(.256)	(.864)
Net Asset Value, End of Period	$11.87	$12.12	$10.90	$10.35	$8.30

Total Return	2.33%	17.46%	8.44%	28.25%	29.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$655	$644	$516	$466	$339
Ratio of Total Expenses to Average Net Assets	0.27%	0.28%	0.28%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.36%	2.21%	2.23%	4.04%
Portfolio Turnover Rate	19%	8%	13%	17%	19%

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $73,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard REIT Index Portfolio

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2013, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2013, the portfolio had $18,227,000 of ordinary income and $39,539,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $702,462,000. Net unrealized depreciation of investment securities for tax purposes was $45,922,000, consisting of unrealized gains of $49,485,000 on securities that had risen in value since their purchase and $95,407,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2013, the portfolio purchased $149,793,000 of investment securities and sold $127,727,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	11,698	9,277
Issued in Lieu of Cash Distributions	2,467	2,719
Redeemed	(12,147)	(6,179)
Net Increase (Decrease) in Shares Outstanding	2,018	5,817

At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 59% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of REIT Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of REIT Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard
REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $16,494,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$962.69	$1.34
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.84	1.38

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Short-Term Investment-Grade Portfolio

While domestic stocks enjoyed a banner year in 2013 as investors became more confident about the health of the economy, the broad U.S. taxable bond market posted its first calendar-year loss in more than a decade. Concern about when and how sharply the Federal Reserve might begin to reduce its massive bond-buying program contributed to a steep rise in yields, especially for higher-rated and longer-dated securities.

The Short-Term Investment-Grade Portfolio consequently fared better than the overall bond market, with a return of 1.08% for the 12 months ended December 31, 2013. The portfolio came close to matching its expense-free benchmark’s return of 1.24% and was well ahead of the average return for its peer group of 0.03%.

Because bond yields rise as prices fall, the portfolio’s 30-day SEC yield climbed to 1.54% on December 31, up from 1.14% a year earlier.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard

Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All eyes on the Federal Reserve

Throughout 2013, the Federal Reserve bought about $40 billion per month of mortgage bonds to support the housing market and about $45 billion per month of U.S. Treasuries to hold borrowing costs down for households and businesses. Given the magnitude of this support, it was not surprising that the bond market swooned in the spring when Fed officials signaled that further improvements in the housing and labor markets might warrant a “tapering” of its purchases. The suspense over when the Fed might act ended in December, when it announced that it would gradually cut back its purchases beginning in January 2014.

Even in this environment of rising yields, the portfolio was able to produce its positive return for the period, as bonds at the shorter end of the maturity spectrum were affected less than the overall bond market. The portfolio’s shorter duration helped its performance compared with that of its benchmark (duration is a

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Short-Term Investment-Grade Portfolio	1.08%	3.75%
Barclays U.S. 1–5 Year Credit Bond Index	1.24	4.15
Variable Insurance Short-Intermediate Investment Grade Debt
Funds Average[1]	0.03	2.67

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

measure of a portfolio’s price sensitivity to changes in interest rates). So, too, did its holdings in bonds issued by financial institutions. As they did in 2012, these bonds outperformed their industrial and utility counterparts as investor sentiment regarding the financial sector continued to rebound.

Some of the portfolio’s allocation to bonds not included in the benchmark index detracted from relative performance. Among them were Treasuries that were present for liquidity purposes and asset-backed securities that were there to provide broader diversification.

A better perspective on performance through a longer-term lens

Thankfully for bond investors, returns have not always been so low. Even including this year’s poor result, the portfolio had an average annual return of 3.75% for the ten years ended December 31, 2013. While the portfolio lagged its benchmark (4.15%) over that period, it handily outpaced its peers (2.67%).

Rebalancing is key in good markets and in bad

The muted outlook for bonds admittedly makes it hard to contemplate selling stocks, which performed so well in 2013, to add more fixed income exposure to your investment portfolio. However, we believe that bonds can continue to play a valuable role in helping to smooth out stocks’ volatility. And keep in mind that without rebalancing, you could end up with a portfolio that’s very different—and potentially more risky—than you had intended.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade
	Portfolio	Debt Funds Average[1]
Short-Term Investment-Grade Portfolio	0.20%	0.63%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the portfolio’s expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of December 31, 2013

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	1,848	2,137	8,701
Yield[3]	1.5%	1.5%	2.4%
Yield to Maturity	1.5%[4]	1.5%	2.4%
Average Coupon	3.3%	3.6%	3.3%
Average Effective
Maturity	3.2 years	2.9 years	7.5 years
Average Duration	2.3 years	2.8 years	5.5 years
Expense Ratio[5]	0.20%	—	—
Short-Term Reserves	1.7%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.33
Beta	0.76	0.31

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	10.2%
1–3 Years	41.0
3–5 Years	37.5
5–7 Years	7.4
7–10 Years	3.7
10–20 Years	0.1
Over 30 Years	0.1

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	20.0%
Finance	26.0
Foreign	9.0
Government Mortgage-Backed	0.1
Industrial	29.4
Treasury/Agency	8.6
Utilities	4.9
Other	2.0

Distribution by Credit Quality (% of portfolio)

U.S. Government	8.5%
Aaa	16.9
Aa	15.0
A	32.8
Baa	23.8
Ba	0.3
Caa	0.1
Ca	0.1
Other	0.2
Not Rated	2.3

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. 1–5 Year Credit Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the portfolio’s expense ratio was 0.20%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Portfolio	1.08%	5.22%	3.75%	$14,457
Barclays U.S. 1–5 Year Credit Bond Index	1.24	5.67	4.15	15,021
Variable Insurance Short-Intermediate
Investment Grade Debt Funds Average[1]	0.03	3.34	2.67	13,018
Barclays U.S. Aggregate Bond Index	–2.02	4.44	4.55	15,599

Fiscal-Year Total Returns (%): December 31, 2003–December 31, 2013

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (8.5%)
U.S. Government Securities (8.4%)
[1,2]	United States Treasury Note/Bond	0.375%	11/15/14	10,500	10,520
	United States Treasury Note/Bond	0.375%	3/15/15	1,250	1,253
	United States Treasury Note/Bond	2.500%	3/31/15	3,500	3,599
	United States Treasury Note/Bond	2.125%	5/31/15	1,300	1,334
	United States Treasury Note/Bond	0.375%	6/15/15	3,744	3,752
	United States Treasury Note/Bond	1.750%	7/31/15	4,500	4,605
	United States Treasury Note/Bond	1.250%	8/31/15	17	17
	United States Treasury Note/Bond	0.625%	12/15/16	17,750	17,678
	United States Treasury Note/Bond	0.750%	3/31/18	1,100	1,068
	United States Treasury Note/Bond	0.625%	4/30/18	13,973	13,470
	United States Treasury Note/Bond	1.500%	12/31/18	38,000	37,561
					94,857
Conventional Mortgage-Backed Securities (0.0%)
[3,4]	Fannie Mae Pool	6.000%	12/1/16	32	34
[3,4]	Fannie Mae Pool	6.500%	9/1/16	35	37
[3,4]	Freddie Mac Gold Pool	6.000%	4/1/17	30	32
					103
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4,5] Fannie Mae Pool		2.125%	12/1/32	16	16
[3,4,5] Fannie Mae Pool		2.250%	6/1/33	126	133
[3,4,5] Fannie Mae Pool		2.310%	7/1/32	15	16
[3,4,5] Fannie Mae Pool		2.335%	5/1/33	104	111
[3,4,5] Fannie Mae Pool		2.340%	9/1/32	2	3
[3,4,5] Fannie Mae Pool		2.375%	9/1/32	9	10
[3,4,5] Fannie Mae Pool		2.414%	8/1/33	62	67
[3,4,5] Fannie Mae Pool		2.420%	8/1/33	40	41
[3,4,5] Fannie Mae Pool		2.535%	8/1/33	45	46
[3,4,5] Fannie Mae Pool		2.550%	7/1/33	216	224
[3,4,5] Fannie Mae Pool		2.564%	8/1/37	15	16
[3,4,5] Fannie Mae Pool		2.598%	2/1/37	38	40
[3,4,5] Fannie Mae Pool		2.692%	5/1/33	25	27
[3,4,5] Freddie Mac Non Gold Pool		2.379%	9/1/32	9	10
[3,4,5] Freddie Mac Non Gold Pool		2.473%	8/1/37	62	66
[3,4,5] Freddie Mac Non Gold Pool		2.518%	9/1/32	25	26
[3,4,5] Freddie Mac Non Gold Pool		2.586%	10/1/32	17	18
[3,4,5] Freddie Mac Non Gold Pool		2.589%	8/1/33	34	37
[3,4,5] Freddie Mac Non Gold Pool		2.836%	1/1/33–
			2/1/33	38	40
					947
Total U.S. Government and Agency Obligations (Cost $96,166)					95,907
Asset-Backed/Commercial Mortgage-Backed Securities (20.0%)
3	Ally Auto Receivables Trust 2010-2	2.090%	5/15/15	304	305
[3,6]	Ally Auto Receivables Trust 2010-3	2.690%	2/15/17	500	502
3	Ally Auto Receivables Trust 2011-1	2.230%	3/15/16	900	905
3	Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	1,000	1,004
3	Ally Auto Receivables Trust 2012-1	1.210%	7/15/16	400	402
3	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	300	301
3	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	500	502
[3,6]	Ally Master Owner Trust Series 2010-2	4.250%	4/15/17	65	68
[3,6]	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	400	416
[3,5]	Ally Master Owner Trust Series 2010-4	1.237%	8/15/17	1,500	1,513
[3,5,6] Ally Master Owner Trust Series 2010-4		1.717%	8/15/17	990	1,001
[3,5,6] Ally Master Owner Trust Series 2010-4		2.117%	8/15/17	750	758
3	Ally Master Owner Trust Series 2012-3	1.210%	6/15/17	850	856
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	1,800	1,786

[3,5,6] American Express Credit Account
	Secured Note Trust 2004-2	0.837%	12/15/16	150	150
[3,5]	American Express Credit Account
	Secured Note Trust 2012-4	0.717%	5/15/20	700	696
[3,5]	American Express Issuance
	Trust II 2013-1	0.447%	2/15/19	3,000	2,987
[3,6]	Americold 2010 LLC Trust Series
	2010-ART	4.954%	1/14/29	455	483
[3,6]	Americold 2010 LLC Trust Series
	2010-ART	6.811%	1/14/29	275	311
3	AmeriCredit Automobile Receivables
	Trust 2012-1	1.230%	9/8/16	200	201
3	AmeriCredit Automobile Receivables
	Trust 2013-1	1.570%	1/8/19	80	79
3	AmeriCredit Automobile Receivables
	Trust 2013-2	1.790%	3/8/19	300	299
3	AmeriCredit Automobile Receivables
	Trust 2013-3	2.380%	6/10/19	400	404
3	AmeriCredit Automobile Receivables
	Trust 2013-3	3.000%	7/8/19	500	506
3	AmeriCredit Automobile Receivables
	Trust 2013-4	2.720%	9/9/19	80	81
3	AmeriCredit Automobile Receivables
	Trust 2013-4	3.310%	10/8/19	110	112
3	AmeriCredit Automobile Receivables
	Trust 2013-5	2.290%	11/8/19	155	155
3	AmeriCredit Automobile Receivables
	Trust 2013-5	2.860%	12/8/19	175	176
[3,5,6] Arkle Master Issuer plc Series 2010-1		1.488%	5/17/60	620	626
[3,5,6] Arran Residential Mortgages Funding
	2010-1 plc	1.638%	5/16/47	391	396
[3,5,6] Arran Residential Mortgages Funding
	2011-1 plc	1.688%	11/19/47	475	481
[3,6]	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	380	390
[3,5]	BA Credit Card Trust 2007-A4	0.207%	11/15/19	790	781
[3,6]	BAMLL Commercial Mortgage
	Securities Trust 2012-PARK	2.959%	12/10/30	125	117
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.415%	9/10/47	983	1,077
3	Banc of America Commercial
	Mortgage Trust 2006-6	5.347%	10/10/45	1,057	1,159
3	Banc of America Commercial
	Mortgage Trust 2007-2	5.572%	4/10/49	1,031	1,124
3	Banc of America Commercial
	Mortgage Trust 2007-2	5.623%	4/10/49	580	642
3	Banc of America Commercial
	Mortgage Trust 2008-1	6.163%	2/10/51	2,286	2,546
3	Banc of America Commercial
	Mortgage Trust 2008-1	6.207%	2/10/51	165	187
[3,7]	Banc of America Funding
	2006-H Trust	2.801%	9/20/46	662	539
3	Bank of America Mortgage
	2002-J Trust	3.565%	9/25/32	1	1
[3,5,6] Bank of America Student Loan Trust
	2010-1A	1.038%	2/25/43	925	933
6	Bank of Nova Scotia	1.750%	3/22/17	50	51
[3,5]	Bank One Issuance Trust Series
	2004-C2	0.967%	2/15/17	200	200
[3,6]	Beacon Container Finance LLC
	2012-1A	3.720%	9/20/27	395	397

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,7]	Bear Stearns ARM Trust 2006-4	2.504%	10/25/36	789	621
[3,7]	Bear Stearns ARM Trust 2007-3	2.861%	5/25/47	669	553
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR9	4.943%	9/11/42	310	327
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	560	614
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.706%	6/11/40	555	620
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	3,141	3,494
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.710%	9/11/42	918	1,034
[3,5,6] BMW Floorplan Master Owner Trust
	2012-1A	0.567%	9/15/17	2,100	2,102
[3,5]	Brazos Higher Education Authority Inc.
	Series 2005-3	0.446%	6/25/26	350	329
[3,5]	Brazos Higher Education Authority Inc.
	Series 2010-1	1.138%	5/25/29	695	702
[3,5]	Brazos Higher Education Authority Inc.
	Series 2011-1	1.038%	2/25/30	979	987
[3,6]	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	177	174
[3,6]	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	324	320
3	Capital Auto Receivables Asset Trust
	2013-1	0.970%	1/22/18	450	448
3	Capital Auto Receivables Asset Trust
	2013-1	1.290%	4/20/18	150	149
3	Capital Auto Receivables Asset Trust
	2013-1	1.740%	10/22/18	130	128
3	Capital Auto Receivables Asset Trust
	2013-3	3.690%	2/20/19	315	322
3	Capital Auto Receivables Asset Trust
	2013-4	1.470%	7/20/18	545	546
3	Capital Auto Receivables Asset Trust
	2013-4	2.060%	10/22/18	370	372
3	Capital Auto Receivables Asset Trust
	2013-4	2.670%	2/20/19	330	329
3	Capital Auto Receivables Asset Trust
	2013-4	3.220%	5/20/19	290	287
[3,5]	Capital One Multi-asset
	Execution Trust 2004-C2	1.217%	12/15/16	72	72
[3,5]	Capital One Multi-asset
	Execution Trust 2006-A11	0.257%	6/17/19	165	164
[3,5]	Capital One Multi-asset
	Execution Trust 2007-A1	0.217%	11/15/19	610	605
[3,5]	Capital One Multi-asset
	Execution Trust 2007-A2	0.247%	12/16/19	3,030	3,006
[3,5]	Capital One Multi-asset
	Execution Trust 2007-A5	0.207%	7/15/20	1,100	1,087
[3,5,6] Cards II Trust 2012-4A		0.617%	9/15/17	680	681
3	CarMax Auto Owner Trust 2010-2	2.040%	10/15/15	558	561
3	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	140	140
3	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	85	88
3	CD 2007-CD4 Commercial Mortgage
	Trust	5.205%	12/11/49	46	46
3	CenterPoint Energy Transition
	Bond Co. IV LLC 2012-1	2.161%	10/15/21	700	696
[3,6]	CFCRE Commercial Mortgage Trust
	2011-C1	5.546%	4/15/44	36	39
[3,6]	CFCRE Commercial Mortgage Trust
	2011-C2	5.559%	12/15/47	390	422
[3,5]	Chase Issuance Trust 2007-C1	0.627%	4/15/19	800	789
[3,5]	Chase Issuance Trust 2012-A10	0.427%	12/16/19	3,000	2,990
3	CHL Mortgage Pass-Through Trust
	2003-HYB3	2.671%	11/19/33	48	46
[3,7]	CHL Mortgage Pass-Through Trust
	2006-HYB1	2.536%	3/20/36	381	302
[3,7]	CHL Mortgage Pass-Through Trust
	2007-HYB2	2.738%	2/25/47	441	354
[3,6]	Chrysler Capital Auto Receivables Trust
	2013-AA	1.830%	3/15/19	100	100

[3,6]	Chrysler Capital Auto Receivables Trust
	2013-AA	2.280%	7/15/19	115	114
[3,6]	Chrysler Capital Auto Receivables Trust
	2013-AA	2.930%	8/17/20	125	124
[3,6]	CIT Equipment Collateral 2012-VT1	1.100%	8/22/16	481	482
[3,6]	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	485	486
[3,5]	Citibank Credit Card Issuance Trust
	2005-C2	0.634%	3/24/17	100	100
[3,5]	Citibank Credit Card Issuance Trust
	2006-A7	0.303%	12/17/18	525	521
3	Citibank Credit Card Issuance Trust
	2007-A8	5.650%	9/20/19	600	688
[3,5]	Citibank Credit Card Issuance Trust
	2008-A7	1.542%	5/20/20	1,500	1,564
[3,6]	Citibank Omni Master Trust 2009-A13	5.350%	8/15/18	2,035	2,095
[3,5,6] Citibank Omni Master Trust 2009-A14A		2.917%	8/15/18	1,590	1,613
[3,6]	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	2,886	2,992
3	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	150	143
[3,6]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.683%	9/10/45	52	51
3	Citigroup Commercial Mortgage Trust
	2013-GC11	1.987%	4/10/46	115	114
3	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	150	142
3	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	800	825
3	Citigroup Commercial Mortgage Trust
	2013-GC15	3.942%	9/10/46	200	207
[3,7]	Citigroup Mortgage Loan Trust
	2007-AR8	2.754%	7/25/37	334	301
[3,6]	CKE Restaurant Holdings Inc.
	2013-1A	4.474%	3/20/43	282	284
[3,6]	CLI Funding V LLC 2013-1A	2.830%	3/18/28	611	594
3	CNH Equipment Trust 2010-B	1.740%	1/17/17	1,194	1,200
3	CNH Equipment Trust 2010-C	1.750%	5/16/16	277	278
3	CNH Equipment Trust 2011-B	1.290%	9/15/17	800	807
3	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	593	654
3	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	1,543	1,693
3	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	900	985
3	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	590	666
3	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	19	19
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	72
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	99
3	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	180	169
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	145	136
3	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	65
3	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	712	729
3	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	350	357
3	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	170	171
3	COMM 2013-CCRE13 Mortgage Trust	4.194%	10/10/46	610	626
3	COMM 2013-CCRE13 Mortgage Trust	4.757%	10/10/46	200	197
3	COMM 2013-CCRE13 Mortgage Trust	4.757%	10/10/46	110	113
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	535	528
3	COMM 2013-CCRE9 Mortgage Trust	4.237%	7/10/45	470	486
[3,6]	COMM 2013-CCRE9 Mortgage Trust	4.261%	7/10/45	250	253
3	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	550	565
3	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	250	258
3	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	760	779
[3,6]	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	250	258
3	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	275	283
[3,6]	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	435	449
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	94
[3,6]	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	110	102
3	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	250	263
3	Commercial Mortgage Trust 2006-GG7	5.820%	7/10/38	344	375
6	Commonwealth Bank of Australia	2.250%	3/16/17	1,050	1,080
6	Commonwealth Bank of Australia	1.875%	12/11/18	740	726
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.791%	6/15/38	541	589

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Credit Suisse Commercial Mortgage
	Trust Series 2007-C1	5.361%	2/15/40	504	538
3	Credit Suisse Commercial Mortgage
	Trust Series 2007-C5	5.589%	9/15/40	28	28
3	Credit Suisse Commercial Mortgage
	Trust Series 2008-C1	6.032%	2/15/41	1,320	1,455
[3,6]	Cronos Containers Program Ltd.
	2012-2A	3.810%	9/18/27	394	394
[3,5]	Discover Card Execution Note Trust
	2012-A4	0.537%	11/15/19	1,120	1,122
3	Discover Card Execution Note Trust
	2012-A6	1.670%	1/18/22	2,700	2,588
[3,5]	Discover Card Execution Note Trust
	2013-A1	0.467%	8/17/20	1,900	1,892
6	DNB Boligkreditt AS	1.450%	3/21/18	420	411
3	Dryrock Issuance Trust Series 2012-2	0.640%	8/15/18	350	349
[3,6]	Enterprise Fleet Financing LLC Series
	2011-2	1.430%	10/20/16	113	113
[3,6]	Enterprise Fleet Financing LLC Series
	2011-2	1.900%	10/20/16	300	302
[3,6]	Enterprise Fleet Financing LLC Series
	2011-3	2.100%	5/20/17	331	337
[3,6]	Enterprise Fleet Financing LLC Series
	2012-2	0.720%	4/20/18	622	622
[3,6]	Enterprise Fleet Financing LLC Series
	2012-2	0.930%	4/20/18	250	249
[3,7]	First Horizon Mortgage Pass-Through
	Trust 2006-AR3	2.046%	11/25/36	299	255
7	First Horizon Mortgage Pass-Through
	Trust 2006-AR4	2.550%	1/25/37	699	596
[3,6]	Fontainebleau Miami Beach Trust
	2012-FBLU	2.887%	5/5/27	130	131
[3,6]	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	250	251
3	Ford Credit Auto Lease Trust 2013-A	0.780%	4/15/16	200	201
3	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	450	451
3	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	350	350
3	Ford Credit Auto Owner Trust 2010-A	2.930%	11/15/15	150	151
3	Ford Credit Auto Owner Trust 2010-A	3.220%	3/15/16	150	153
3	Ford Credit Auto Owner Trust 2013-A	1.150%	7/15/18	200	197
3	Ford Credit Auto Owner Trust 2013-A	1.360%	10/15/18	100	99
3	Ford Credit Auto Owner Trust 2013-B	1.110%	10/15/18	160	156
3	Ford Credit Auto Owner Trust 2013-B	1.320%	1/15/19	70	70
3	Ford Credit Auto Owner Trust 2013-B	1.820%	11/15/19	60	60
3	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	100	101
3	Ford Credit Auto Owner Trust 2013-C	1.910%	3/15/19	100	101
3	Ford Credit Auto Owner Trust 2013-C	2.500%	1/15/20	100	102
3	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	300	295
3	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	310	307
[3,5,6] Ford Credit Floorplan Master
	Owner Trust A Series 2010-3	1.867%	2/15/17	920	934
[3,6]	Ford Credit Floorplan Master
	Owner Trust A Series 2010-3	4.200%	2/15/17	410	426
[3,6]	Ford Credit Floorplan Master
	Owner Trust A Series 2010-3	4.990%	2/15/17	530	550
3	Ford Credit Floorplan Master
	Owner Trust A Series 2012-2	1.920%	1/15/19	700	713
3	Ford Credit Floorplan Master
	Owner Trust A Series 2012-4	0.940%	9/15/16	300	300
3	Ford Credit Floorplan Master
	Owner Trust A Series 2012-4	1.390%	9/15/16	700	702
3	Ford Credit Floorplan Master
	Owner Trust A Series 2012-5	1.490%	9/15/19	2,700	2,684
3	Ford Credit Floorplan Master
	Owner Trust A Series 2012-5	1.690%	9/15/19	200	198
3	Ford Credit Floorplan Master
	Owner Trust A Series 2012-5	2.140%	9/15/19	200	199
3	Ford Credit Floorplan Master
	Owner Trust A Series 2013-1	1.370%	1/15/18	640	638
3	Ford Credit Floorplan Master
	Owner Trust A Series 2013-1	1.820%	1/15/18	240	240

3	Ford Credit Floorplan Master
	Owner Trust A Series 2013-3	1.740%	6/15/17	180	180
3	Ford Credit Floorplan Master
	Owner Trust A Series 2013-4	2.100%	6/15/20	150	148
3	Ford Credit Floorplan Master
	Owner Trust A Series 2013-4	2.290%	6/15/20	150	147
3	Ford Credit Floorplan Master
	Owner Trust A Series 2013-4	2.790%	6/15/20	60	59
[3,6]	FRS I LLC 2013-1A	1.800%	4/15/43	161	160
[3,6]	FRS I LLC 2013-1A	3.080%	4/15/43	505	493
[3,5]	GE Capital Credit Card Master
	Note Trust Series 2011-2	1.167%	5/15/19	1,200	1,202
3	GE Capital Credit Card Master
	Note Trust Series 2012-2	2.220%	1/15/22	2,000	1,982
3	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	1,560	1,535
[3,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-1	0.737%	2/20/17	775	777
[3,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-2	0.917%	4/22/19	900	909
[3,5]	GE Dealer Floorplan Master
	Note Trust Series 2012-4	0.607%	10/20/17	600	600
3	GMACM Mortgage Loan Trust
	2005-AR6	2.930%	11/19/35	131	128
[3,6]	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	2,200	2,234
[3,5,6] Golden Credit Card Trust 2012-3A		0.617%	7/17/17	1,400	1,402
[3,5,6] Golden Credit Card Trust 2013-1A		0.417%	2/15/18	1,000	998
[3,5]	Granite Master Issuer plc Series
	2007-1	0.307%	12/20/54	155	153
[3,5]	Granite Master Issuer plc Series
	2007-2	0.244%	12/17/54	52	51
[3,6]	Great America Leasing Receivables
	2011-1	2.340%	4/15/16	311	313
[3,6]	Great America Leasing Receivables
	2013-1	1.160%	5/15/18	300	300
3	GS Mortgage Securities Trust
	2006-GG6	5.553%	4/10/38	667	717
[3,6]	GS Mortgage Securities Trust
	2010-C2	5.225%	12/10/43	100	106
[3,6]	GS Mortgage Securities Trust
	2011-GC3	5.543%	3/10/44	70	75
[3,6]	GS Mortgage Securities Trust
	2012-ALOHA	3.551%	4/10/34	595	586
[3,6]	GS Mortgage Securities Trust
	2012-BWTR	2.954%	11/5/34	430	398
[3,6]	GS Mortgage Securities Trust
	2012-GC6	4.948%	1/10/45	25	27
3	GS Mortgage Securities Trust
	2013-GC13	4.040%	7/10/46	525	538
3	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	375	355
3	GS Mortgage Securities Trust
	2013-GCJ12	3.777%	6/10/46	200	191
3	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	470	483
3	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	200	207
3	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	1,000	1,032
3	Harley-Davidson Motorcycle
	Trust 2010-1	1.530%	9/15/15	119	119
3	Harley-Davidson Motorcycle
	Trust 2011-1	1.310%	3/15/17	1,200	1,207
3	Harley-Davidson Motorcycle
	Trust 2013-1	0.870%	7/15/19	200	199
[3,6]	Hertz Vehicle Financing LLC 2009-2A	5.290%	3/25/16	620	647
[3,6]	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	1,250	1,312
[3,6]	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	1,000	1,049
[3,6]	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	2,000	1,959
[3,6]	Hilton USA Trust 2013-HLT	2.662%	11/5/30	380	377
[3,6]	Hilton USA Trust 2013-HLT	3.367%	11/5/30	395	395

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,6]	Hilton USA Trust 2013-HLT	3.714%	11/5/30	180	180
[3,5,6] Holmes Master Issuer plc 2011-3A		1.794%	10/15/54	247	250
[3,6]	Hyundai Auto Lease Securitization
	Trust 2012-A	1.050%	4/17/17	400	401
[3,6]	Hyundai Auto Lease Securitization
	Trust 2013-A	0.660%	6/15/16	550	553
[3,6]	Hyundai Auto Lease Securitization
	Trust 2013-A	0.770%	10/17/16	250	251
3	Hyundai Auto Receivables Trust
	2012-B	1.950%	10/15/18	200	200
3	Hyundai Auto Receivables Trust
	2013-B	1.450%	2/15/19	160	157
3	Hyundai Auto Receivables Trust
	2013-B	2.480%	9/16/19	250	249
3	Hyundai Auto Receivables Trust
	2013-C	2.480%	3/15/19	150	149
3	Hyundai Auto Receivables Trust
	2013-C	3.090%	1/15/20	130	132
[3,5,6] Hyundai Floorplan Master Owner
	Trust Series 2013-1	0.517%	5/15/18	300	299
[3,5,6] Hyundai Floorplan Master Owner
	Trust Series 2013-1	0.817%	5/15/18	150	149
[3,6]	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	474	471
5	Illinois Student Assistance
	Commission Series 2010-1	1.288%	4/25/22	676	687
[3,5,6] Invitation Homes 2013-SFR1 Trust		1.314%	12/17/30	590	591
[3,6]	Irvine Core Office Trust 2013-IRV	2.068%	5/15/48	143	138
[3,6]	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	350	327
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP1	4.625%	3/15/46	25	24
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP6	5.471%	4/15/43	1,090	1,181
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP7	5.863%	4/15/45	894	982
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-C1	5.716%	2/15/51	120	131
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.746%	2/12/51	1,048	1,173
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP10	5.439%	1/15/49	906	1,002
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP11	5.791%	6/15/49	482	484
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP12	5.850%	2/15/51	748	842
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C1	4.608%	6/15/43	120	130
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	3.616%	11/15/43	75	79
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	4.070%	11/15/43	70	73
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.508%	11/15/43	150	163
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.508%	11/15/43	170	177
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.388%	2/15/46	440	476
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.717%	2/15/46	625	674
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	5.360%	2/15/46	70	74
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C5	5.314%	8/15/46	100	112

3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	100	94
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	96
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	150	143
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	3.994%	1/15/46	340	345
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.674%	12/15/46	280	287
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	300	307
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.517%	12/15/46	400	411
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.944%	12/15/46	550	565
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.008%	12/15/46	270	267
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	1.855%	4/15/46	115	113
3	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	275	258
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	420	416
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.026%	7/15/45	180	180
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.019%	8/15/46	280	287
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	360	371
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	640	655
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	100	102
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	800	818
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.927%	11/15/45	430	440
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	5.081%	11/15/45	340	341
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C17	4.199%	1/15/47	260	264
[3,5]	Kentucky Higher Education
	Student Loan Corp. 2013-2	0.785%	9/1/28	350	346
[3,5,6] Kildare Securities Ltd. 2007-1A		0.361%	12/10/43	208	205
[3,5,6] Lanark Master Issuer plc 2012-2A		1.638%	12/22/54	714	724
[3,5,6] Lanark Master Issuer plc 2013-1A		0.738%	12/22/54	340	339
3	LB-UBS Commercial Mortgage Trust
	2006-C3	5.641%	3/15/39	1,586	1,719
3	LB-UBS Commercial Mortgage Trust
	2006-C4	5.858%	6/15/38	267	290
3	LB-UBS Commercial Mortgage Trust
	2006-C6	5.342%	9/15/39	785	859
3	LB-UBS Commercial Mortgage Trust
	2006-C7	5.347%	11/15/38	235	258
3	LB-UBS Commercial Mortgage Trust
	2007-C7	5.866%	9/15/45	758	850
[3,6]	Macquarie Equipment Funding Trust
	2011-A	1.910%	4/20/17	175	176
[3,6]	Macquarie Equipment Funding Trust
	2012-A	0.850%	10/22/18	330	331
[3,6]	Madison Avenue Trust 2013-650M	3.843%	10/12/32	295	304
[3,6]	Master Credit Card Trust 2012-2A	1.970%	4/21/17	100	100
[3,6]	Master Credit Card Trust 2013-3A	2.280%	1/22/18	100	99
3	MASTR Adjustable Rate Mortgages
	Trust 2004-3	2.222%	4/25/34	56	55
[3,5]	MBNA Credit Card Master Note Trust
	2004-A3	0.427%	8/16/21	455	450
[3,5]	MBNA Credit Card Master Note Trust
	2004-C2	1.067%	11/15/16	1,050	1,052

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,6]	Mercedes-Benz Master Owner Trust
	2012-A	0.790%	11/15/17	1,300	1,300
3	Merrill Lynch Mortgage Investors Trust
	MLMI Series 2003-A2	1.854%	2/25/33	71	72
3	Merrill Lynch Mortgage Investors Trust
	MLMI Series 2003-A4	2.641%	7/25/33	22	22
3	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	237	261
3	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	270	302
3	ML-CFC Commercial Mortgage Trust
	2006-2	5.884%	6/12/46	654	718
3	ML-CFC Commercial Mortgage Trust
	2007-6	5.331%	3/12/51	177	177
[3,6]	MMAF Equipment Finance LLC 2009-A	3.510%	1/15/30	305	310
[3,6]	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	625	636
[3,6]	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	700	728
[3,6]	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	370	375
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	150	145
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	49
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C6	2.858%	11/15/45	140	132
[3,6]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	525	483
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.083%	7/15/46	600	613
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.085%	8/15/46	500	515
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.219%	8/15/46	685	706
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.824%	10/15/46	190	197
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	130	122
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	60	56
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	210	199
3	Morgan Stanley Capital I Trust
	2006-HQ9	5.728%	7/12/44	1,861	2,042
3	Morgan Stanley Capital I Trust
	2006-IQ12	5.319%	12/15/43	837	916
3	Morgan Stanley Capital I Trust
	2007-IQ15	5.910%	6/11/49	875	974
3	Morgan Stanley Capital I Trust
	2007-IQ16	5.688%	12/12/49	1,940	2,146
3	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	75	74
3	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	60	59
[3,6]	Morgan Stanley Capital I Trust
	2012-STAR	3.201%	8/5/34	405	384
3	Morgan Stanley Mortgage Loan Trust
	2006-8AR	2.184%	6/25/36	301	276
[3,5,6] Motor 2012 plc		0.670%	2/25/20	394	394
[3,6]	Motor 2012 plc	1.286%	2/25/20	305	306
6	National Australia Bank Ltd.	2.000%	6/20/17	800	814
[3,5,6] Navistar Financial Dealer Note
	Master Owner Trust Series 2013-1	0.835%	1/25/18	700	701
3	Nissan Auto Lease Trust 2013-A	0.740%	10/15/18	250	250
[3,5]	Nissan Master Owner Trust
	Receivables Series 2012-A	0.637%	5/15/17	1,320	1,324
[3,5]	Nissan Master Owner Trust
	Receivables Series 2013-A	0.467%	2/15/18	1,000	1,000
6	Norddeutsche Landesbank
	Girozentrale	2.000%	2/5/19	600	591
5	North Carolina State Education
	Assistance Authority 2011-1	1.138%	1/26/26	700	704
[3,5]	North Carolina State Education
	Assistance Authority 2011-2	1.038%	7/25/25	130	130
[3,6]	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	225	244

[3,6]	Rental Car Finance Corp. 2011-1A	2.510%	2/25/16	2,400	2,429
[3,7]	RFMSI Series 2006-SA2 Trust	3.623%	8/25/36	628	553
[3,7]	RFMSI Series 2006-SA3 Trust	3.700%	9/25/36	206	190
3	Royal Bank of Canada	1.200%	9/19/18	475	470
3	Santander Drive Auto Receivables
	Trust 2013-1	1.760%	1/15/19	120	120
3	Santander Drive Auto Receivables
	Trust 2013-2	1.330%	3/15/18	150	150
3	Santander Drive Auto Receivables
	Trust 2013-2	1.950%	3/15/19	600	601
3	Santander Drive Auto Receivables
	Trust 2013-5	1.550%	10/15/18	620	622
3	Santander Drive Auto Receivables
	Trust 2013-5	2.250%	6/17/19	430	433
[3,5,6] Silverstone Master Issuer plc 2010-1A		1.746%	1/21/55	790	805
[3,5]	SLM Student Loan Trust 2005-5	0.338%	4/25/25	1,655	1,666
[3,5]	SLM Student Loan Trust 2005-9	0.358%	1/27/25	1,033	1,034
[3,5]	SLM Student Loan Trust 2006-5	0.348%	1/25/27	500	491
[3,5]	SLM Student Loan Trust 2006-6	0.348%	10/27/25	800	779
[3,5]	SLM Student Loan Trust 2007-1	0.328%	1/26/26	1,575	1,516
[3,5,6] SLM Student Loan Trust 2011-A		1.167%	10/15/24	317	318
[3,6]	SLM Student Loan Trust 2011-A	4.370%	4/17/28	300	318
[3,6]	SLM Student Loan Trust 2011-B	3.740%	2/15/29	1,400	1,469
[3,5,6] SLM Student Loan Trust 2011-C		1.567%	12/15/23	439	442
[3,6]	SLM Student Loan Trust 2011-C	4.540%	10/17/44	637	684
[3,5]	SLM Student Loan Trust 2012-6	0.445%	9/25/19	875	873
[3,5,6] SLM Student Loan Trust 2012-B		1.267%	12/15/21	208	208
[3,6]	SLM Student Loan Trust 2012-B	3.480%	10/15/30	450	471
[3,5,6] SLM Student Loan Trust 2012-E		0.917%	10/16/23	497	498
[3,5,6] SLM Student Loan Trust 2013-1		1.217%	5/17/27	600	591
[3,6]	SLM Student Loan Trust 2013-1	2.500%	3/15/47	200	186
[3,5]	SLM Student Loan Trust 2013-6	0.818%	6/26/28	800	800
[3,6]	SLM Student Loan Trust 2013-B	1.850%	6/17/30	250	241
[3,6]	SLM Student Loan Trust 2013-B	3.000%	5/16/44	100	93
[3,6]	SLM Student Loan Trust 2013-C	3.500%	6/15/44	140	134
[3,5,6] SMART ABS Series 2010-1US Trust		1.667%	12/14/15	555	557
[3,6]	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	614	619
[3,6]	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	1,150	1,168
3	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	600	600
3	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	200	198
3	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	450	445
[3,6]	Sonic Capital LLC 2011-1A	5.438%	5/20/41	329	350
[3,5]	South Carolina Student Loan Corp.
	Revenue 2010-1	1.238%	7/25/25	650	657
6	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	150	145
[3,6]	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	560	531
6	Stadshypotek AB	1.250%	5/23/18	255	247
6	Swedbank Hypotek AB	1.375%	3/28/18	345	336
[3,6]	Textainer Marine Containers Ltd.
	2011-1A	4.700%	6/15/26	300	300
[3,5,6] Trade Maps_2013-1A		0.870%	12/10/18	720	720
[3,5,6] Trade Maps_2013-1A		1.420%	12/10/18	135	136
[3,5,6] Trade Maps_2013-1A		2.420%	12/10/18	75	75
3	UBS Commercial Mortgage Trust
	2012-C1	4.171%	5/10/45	30	30
[3,6]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	595	568
3	UBS-Barclays Commercial Mortgage
	Trust 2012-C4	2.850%	12/10/45	220	205
[3,6]	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	250	233
[3,6]	VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	270	276
[3,6]	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	80	81
[3,6]	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	60	60
3	Volkswagen Auto Lease Trust 2012-A	1.060%	5/22/17	350	351
3	Volkswagen Auto Loan
	Enhanced Trust 2012-1	1.150%	7/20/18	500	504
[3,5,6] Volkswagen Credit Auto Master
	Owner Trust 2011-1A	0.847%	9/20/16	1,130	1,132
[3,6]	Volvo Financial Equipment LLC Series
	2012-1	2.380%	9/16/19	150	153
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C27	5.765%	7/15/45	228	246

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C28	5.559%	10/15/48	1,028	1,128
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C28	5.572%	10/15/48	1,090	1,190
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C29	5.297%	11/15/48	861	946
3	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C33	5.924%	2/15/51	1,043	1,148
3	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C34	5.569%	5/15/46	384	383
3	WaMu Mortgage Pass-Through
	Certificates Series 2002-AR18	2.496%	1/25/33	18	19
3	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR7	2.300%	8/25/33	29	29
3	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR9	2.423%	9/25/33	35	36
3	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	455	430
3	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	3.539%	10/15/45	40	39
3	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	3.928%	7/15/46	185	191
3	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.218%	7/15/46	300	307
3	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.304%	7/15/46	110	111
[3,7]	Wells Fargo Mortgage Backed
	Securities 2006-AR14 Trust	2.621%	10/25/36	576	501
6	Westpac Banking Corp.	1.850%	11/26/18	675	663
[3,6]	Westpac Banking Corp.	1.250%	12/14/18	400	393
[3,6]	WFRBS Commercial Mortgage Trust
	2011-C3	4.375%	3/15/44	270	285
3	WFRBS Commercial Mortgage Trust
	2012-C10	2.875%	12/15/45	215	201
3	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	270	267
3	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	135	137
3	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	100	95
3	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	210	197
3	WFRBS Commercial Mortgage Trust
	2012-C9	3.388%	11/15/45	70	67
3	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	50	47
3	WFRBS Commercial Mortgage Trust
	2013-C15	2.900%	8/15/46	170	174
3	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	480	494
3	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	350	365
3	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	85	86
3	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	230	233
3	WFRBS Commercial Mortgage Trust
	2013-C18	3.027%	12/15/46	215	221
3	WFRBS Commercial Mortgage Trust
	2013-C18	3.676%	12/15/46	160	165
3	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	605	623
3	WFRBS Commercial Mortgage Trust
	2013-C18	4.676%	12/15/46	140	143
3	World Financial Network Credit Card
	Master Note Trust Series 2013-A	1.610%	12/15/21	470	461

3	World Omni Automobile Lease
	Securitization Trust 2011-A	1.780%	9/15/16	203	204
[3,5,6] World Omni Master Owner Trust
	2013-1	0.517%	2/15/18	450	449
Total Asset-Backed/Commercial
Mortgage-Backed Securities (Cost $224,401)					224,438
Corporate Bonds (58.9%)
Finance (25.4%)
	Banking (19.4%)
	Abbey National Treasury Services plc	2.875%	4/25/14	510	514
6	Abbey National Treasury Services plc	3.875%	11/10/14	520	533
	Abbey National Treasury Services plc	4.000%	4/27/16	845	897
	Abbey National Treasury Services plc	3.050%	8/23/18	1,455	1,498
	American Express Centurion Bank	0.875%	11/13/15	85	85
	American Express Centurion Bank	6.000%	9/13/17	1,200	1,373
	American Express Co.	6.150%	8/28/17	440	508
	American Express Co.	7.000%	3/19/18	535	639
	American Express Credit Corp.	1.750%	6/12/15	315	320
	American Express Credit Corp.	2.750%	9/15/15	1,126	1,165
	American Express Credit Corp.	2.800%	9/19/16	1,230	1,286
	American Express Credit Corp.	2.375%	3/24/17	790	812
	Amsouth Bank	5.200%	4/1/15	230	240
	Associated Banc-Corp	1.875%	3/12/14	1,100	1,102
	Australia & New Zealand
	Banking Group Ltd.	0.900%	2/12/16	500	499
6	Australia & New Zealand
	Banking Group Ltd.	3.250%	3/1/16	900	941
	Australia & New Zealand
	Banking Group Ltd.	1.875%	10/6/17	1,100	1,095
	Australia & New Zealand
	Banking Group Ltd.	1.450%	5/15/18	400	387
6	Banco Votorantim SA	5.250%	2/11/16	280	289
	Bancolombia SA	4.250%	1/12/16	180	187
	Bank of America Corp.	7.375%	5/15/14	825	845
	Bank of America Corp.	4.500%	4/1/15	1,675	1,752
	Bank of America Corp.	3.700%	9/1/15	100	105
	Bank of America Corp.	1.500%	10/9/15	635	641
	Bank of America Corp.	3.625%	3/17/16	225	236
	Bank of America Corp.	3.750%	7/12/16	150	159
	Bank of America Corp.	6.500%	8/1/16	1,560	1,759
	Bank of America Corp.	5.625%	10/14/16	490	545
	Bank of America Corp.	5.420%	3/15/17	485	533
	Bank of America Corp.	3.875%	3/22/17	1,300	1,387
	Bank of America Corp.	6.000%	9/1/17	640	730
	Bank of America Corp.	5.750%	12/1/17	860	977
	Bank of America Corp.	2.000%	1/11/18	610	608
	Bank of America Corp.	5.650%	5/1/18	320	363
	Bank of America Corp.	2.600%	1/15/19	160	160
	Bank of America NA	1.125%	11/14/16	1,900	1,900
	Bank of America NA	5.300%	3/15/17	240	265
	Bank of America NA	6.100%	6/15/17	160	181
	Bank of Montreal	0.800%	11/6/15	500	502
	Bank of Montreal	2.500%	1/11/17	1,885	1,937
	Bank of Montreal	1.400%	9/11/17	1,255	1,234
	Bank of Montreal	1.450%	4/9/18	1,150	1,121
	Bank of New York Mellon Corp.	4.950%	3/15/15	1,055	1,107
	Bank of New York Mellon Corp.	2.300%	7/28/16	750	774
	Bank of New York Mellon Corp.	2.400%	1/17/17	710	730
	Bank of Nova Scotia	2.050%	10/7/15	212	217
	Bank of Nova Scotia	0.750%	10/9/15	740	743
	Bank of Nova Scotia	2.900%	3/29/16	1,115	1,161
	Bank of Nova Scotia	1.375%	7/15/16	1,810	1,827
	Bank of Nova Scotia	2.550%	1/12/17	1,707	1,771
	Bank of Nova Scotia	1.375%	12/18/17	720	708
	Bank of Nova Scotia	1.450%	4/25/18	165	161
	Bank of Nova Scotia	2.050%	10/30/18	655	652
	Bank One Corp.	4.900%	4/30/15	385	405
6	Banque Federative du Credit
	Mutuel SA	2.500%	10/29/18	710	699

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Barclays Bank plc	2.750%	2/23/15	545	557
	Barclays Bank plc	5.000%	9/22/16	1,225	1,347
	BB&T Corp.	2.050%	4/28/14	420	422
	BB&T Corp.	5.700%	4/30/14	711	723
	BB&T Corp.	5.200%	12/23/15	520	561
	BB&T Corp.	3.200%	3/15/16	1,086	1,138
	BB&T Corp.	3.950%	4/29/16	110	117
	BB&T Corp.	2.150%	3/22/17	1,360	1,378
	BB&T Corp.	4.900%	6/30/17	250	274
	BB&T Corp.	1.600%	8/15/17	540	535
	BB&T Corp.	2.050%	6/19/18	430	426
	BBVA US Senior SAU	4.664%	10/9/15	3,120	3,282
	Bear Stearns Cos. LLC	5.300%	10/30/15	585	630
	Bear Stearns Cos. LLC	5.550%	1/22/17	550	612
	Bear Stearns Cos. LLC	6.400%	10/2/17	530	619
	Bear Stearns Cos. LLC	7.250%	2/1/18	460	546
	BNP Paribas SA	3.250%	3/11/15	700	720
	BNP Paribas SA	3.600%	2/23/16	2,170	2,282
	BNP Paribas SA	1.250%	12/12/16	630	630
	BNP Paribas SA	2.375%	9/14/17	3,510	3,577
	BNP Paribas SA	2.700%	8/20/18	1,470	1,491
	BNP Paribas SA	2.400%	12/12/18	1,275	1,277
	BNY Mellon NA	4.750%	12/15/14	470	489
	BPCE SA	2.500%	12/10/18	1,830	1,816
	Branch Banking & Trust Co.	5.625%	9/15/16	240	267
	Branch Banking & Trust Co.	1.050%	12/1/16	300	299
	Canadian Imperial Bank of Commerce	1.350%	7/18/16	540	543
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	630	615
	Capital One Bank USA NA	1.150%	11/21/16	280	278
	Capital One Bank USA NA	2.150%	11/21/18	350	348
	Capital One Financial Corp.	2.150%	3/23/15	675	686
	Capital One Financial Corp.	6.150%	9/1/16	105	117
	Capital One NA	1.500%	3/22/18	1,405	1,368
	Citigroup Inc.	6.375%	8/12/14	153	158
	Citigroup Inc.	5.000%	9/15/14	495	509
	Citigroup Inc.	5.500%	10/15/14	167	173
	Citigroup Inc.	6.010%	1/15/15	474	499
	Citigroup Inc.	4.875%	5/7/15	151	158
	Citigroup Inc.	4.700%	5/29/15	475	500
	Citigroup Inc.	4.587%	12/15/15	300	321
	Citigroup Inc.	5.300%	1/7/16	185	200
	Citigroup Inc.	1.250%	1/15/16	765	767
	Citigroup Inc.	1.300%	4/1/16	330	330
	Citigroup Inc.	3.953%	6/15/16	1,945	2,067
	Citigroup Inc.	5.850%	8/2/16	335	372
	Citigroup Inc.	1.300%	11/15/16	1,800	1,793
	Citigroup Inc.	4.450%	1/10/17	615	666
	Citigroup Inc.	6.125%	11/21/17	1,346	1,551
	Citigroup Inc.	1.750%	5/1/18	720	708
	Citigroup Inc.	2.500%	9/26/18	1,190	1,198
[3,6,8] Colonial BancGroup Inc.		7.114%	5/29/49	560	—
	Comerica Bank	5.700%	6/1/14	470	480
	Comerica Bank	5.750%	11/21/16	425	477
	Comerica Bank	5.200%	8/22/17	175	193
	Commonwealth Bank of Australia	1.250%	9/18/15	850	860
6	Commonwealth Bank of Australia	3.250%	3/17/16	700	732
	Commonwealth Bank of Australia	1.900%	9/18/17	470	469
	Commonwealth Bank of Australia	2.500%	9/20/18	1,135	1,144
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	1,040	1,096
	Countrywide Financial Corp.	6.250%	5/15/16	945	1,041
	Credit Suisse	3.500%	3/23/15	1,004	1,038
	Credit Suisse USA Inc.	4.875%	1/15/15	367	383
	Credit Suisse USA Inc.	5.125%	8/15/15	1,125	1,205
	Credit Suisse USA Inc.	5.375%	3/2/16	275	302
6	Danske Bank A/S	3.875%	4/14/16	525	553
	Deutsche Bank AG	3.875%	8/18/14	206	210
	Deutsche Bank AG	3.250%	1/11/16	923	965
	Deutsche Bank AG	6.000%	9/1/17	2,245	2,563
	Deutsche Bank Financial LLC	5.375%	3/2/15	250	262
	Fifth Third Bank	0.900%	2/26/16	605	601

	Fifth Third Bank	1.450%	2/28/18	530	514
	First Horizon National Corp.	5.375%	12/15/15	840	903
	Goldman Sachs Group Inc.	5.150%	1/15/14	195	195
	Goldman Sachs Group Inc.	5.000%	10/1/14	425	439
	Goldman Sachs Group Inc.	5.125%	1/15/15	1,105	1,154
	Goldman Sachs Group Inc.	3.700%	8/1/15	1,260	1,313
	Goldman Sachs Group Inc.	5.350%	1/15/16	279	301
	Goldman Sachs Group Inc.	3.625%	2/7/16	455	476
	Goldman Sachs Group Inc.	5.625%	1/15/17	885	974
	Goldman Sachs Group Inc.	6.250%	9/1/17	1,393	1,596
	Goldman Sachs Group Inc.	5.950%	1/18/18	980	1,114
	Goldman Sachs Group Inc.	6.150%	4/1/18	135	155
6	HBOS plc	6.750%	5/21/18	355	400
6	HSBC Bank plc	1.500%	5/15/18	535	514
	HSBC Bank USA NA	6.000%	8/9/17	290	326
	HSBC USA Inc.	2.375%	2/13/15	2,210	2,253
	HSBC USA Inc.	1.625%	1/16/18	1,545	1,525
	HSBC USA Inc.	2.625%	9/24/18	755	768
	HSBC USA Inc.	5.000%	9/27/20	185	199
	Huntington Bancshares Inc.	2.600%	8/2/18	1,045	1,044
	Huntington National Bank	1.300%	11/20/16	240	239
	Intesa Sanpaolo SPA	3.125%	1/15/16	1,800	1,831
	Intesa Sanpaolo SPA	3.875%	1/16/18	1,090	1,109
	JPMorgan Chase & Co.	4.875%	3/15/14	800	806
	JPMorgan Chase & Co.	5.125%	9/15/14	662	682
	JPMorgan Chase & Co.	3.700%	1/20/15	953	982
	JPMorgan Chase & Co.	4.750%	3/1/15	690	722
	JPMorgan Chase & Co.	1.875%	3/20/15	470	476
	JPMorgan Chase & Co.	3.400%	6/24/15	670	696
5	JPMorgan Chase & Co.	1.459%	9/1/15	190	190
	JPMorgan Chase & Co.	5.150%	10/1/15	150	161
	JPMorgan Chase & Co.	1.100%	10/15/15	865	868
	JPMorgan Chase & Co.	2.600%	1/15/16	918	951
	JPMorgan Chase & Co.	3.450%	3/1/16	1,220	1,279
	JPMorgan Chase & Co.	3.150%	7/5/16	2,245	2,350
	JPMorgan Chase & Co.	2.000%	8/15/17	700	708
	JPMorgan Chase & Co.	6.000%	1/15/18	1,696	1,952
	JPMorgan Chase & Co.	1.800%	1/25/18	670	664
	JPMorgan Chase & Co.	1.625%	5/15/18	205	201
	JPMorgan Chase Bank NA	5.875%	6/13/16	250	276
	JPMorgan Chase Bank NA	6.000%	7/5/17	215	243
	JPMorgan Chase Bank NA	6.000%	10/1/17	545	623
	KeyBank NA	1.650%	2/1/18	800	784
	Lloyds Bank plc	4.875%	1/21/16	1,061	1,141
	Lloyds Bank plc	4.200%	3/28/17	1,060	1,137
	Lloyds Bank plc	2.300%	11/27/18	1,415	1,411
6	Lloyds Bank plc	6.500%	9/14/20	590	665
6	Macquarie Bank Ltd.	2.000%	8/15/16	985	995
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	925	1,071
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	605	588
3	Manufacturers & Traders Trust Co.	5.629%	12/1/21	245	253
	Mellon Funding Corp.	5.000%	12/1/14	165	172
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	715	733
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	675	703
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	810	890
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	162	180
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	391	451
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	700	827
	Morgan Stanley	4.750%	4/1/14	1,169	1,179
	Morgan Stanley	4.200%	11/20/14	565	582
	Morgan Stanley	4.100%	1/26/15	900	930
	Morgan Stanley	6.000%	4/28/15	665	708
	Morgan Stanley	4.000%	7/24/15	400	418
	Morgan Stanley	5.375%	10/15/15	610	656
	Morgan Stanley	3.450%	11/2/15	250	261
	Morgan Stanley	3.800%	4/29/16	1,410	1,490
	Morgan Stanley	5.750%	10/18/16	505	563
	Morgan Stanley	5.450%	1/9/17	1,540	1,703
	Morgan Stanley	5.550%	4/27/17	455	505
	Morgan Stanley	6.250%	8/28/17	235	269
	Morgan Stanley	5.950%	12/28/17	895	1,020

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	National Australia Bank Ltd.	2.000%	3/9/15	300	305
	National Australia Bank Ltd.	1.600%	8/7/15	250	254
	National Australia Bank Ltd.	1.300%	7/25/16	1,400	1,408
	National Australia Bank Ltd.	2.750%	3/9/17	530	547
	National Australia Bank Ltd.	2.300%	7/25/18	1,000	1,008
	National Bank of Canada	1.500%	6/26/15	100	101
	National Bank of Canada	1.450%	11/7/17	75	73
	National City Bank	5.250%	12/15/16	250	276
	National City Bank	5.800%	6/7/17	375	422
	National City Corp.	6.875%	5/15/19	190	225
	PNC Bank NA	0.800%	1/28/16	655	652
	PNC Bank NA	5.250%	1/15/17	665	732
	PNC Bank NA	4.875%	9/21/17	365	401
	PNC Bank NA	6.000%	12/7/17	115	131
	PNC Bank NA	6.875%	4/1/18	100	118
	PNC Funding Corp.	5.400%	6/10/14	200	204
	PNC Funding Corp.	3.625%	2/8/15	115	119
	PNC Funding Corp.	4.250%	9/21/15	615	650
	PNC Funding Corp.	5.625%	2/1/17	105	116
	Regions Bank	7.500%	5/15/18	845	999
	Regions Financial Corp.	5.750%	6/15/15	815	868
	Regions Financial Corp.	2.000%	5/15/18	650	631
	Royal Bank of Canada	1.150%	3/13/15	500	505
	Royal Bank of Canada	0.800%	10/30/15	800	803
	Royal Bank of Canada	2.625%	12/15/15	120	125
	Royal Bank of Canada	2.875%	4/19/16	1,700	1,774
	Royal Bank of Canada	2.300%	7/20/16	1,515	1,567
	Royal Bank of Canada	2.200%	7/27/18	1,900	1,910
	Royal Bank of Scotland Group plc	4.700%	7/3/18	130	132
	Royal Bank of Scotland Group plc	6.400%	10/21/19	445	513
	Royal Bank of Scotland NV	4.650%	6/4/18	500	513
	Royal Bank of Scotland plc	4.875%	3/16/15	620	648
	Royal Bank of Scotland plc	3.950%	9/21/15	501	526
	Royal Bank of Scotland plc	4.375%	3/16/16	2,394	2,556
	Santander Bank NA	8.750%	5/30/18	795	956
	Santander Holdings USA Inc.	3.000%	9/24/15	610	625
	Santander Holdings USA Inc.	4.625%	4/19/16	1,460	1,555
	Santander Holdings USA Inc.	3.450%	8/27/18	255	261
6	Societe Generale SA	3.100%	9/14/15	100	104
6	Societe Generale SA	3.500%	1/15/16	345	361
	Societe Generale SA	2.750%	10/12/17	1,340	1,373
	Societe Generale SA	2.625%	10/1/18	1,370	1,377
	SouthTrust Corp.	5.800%	6/15/14	680	695
	State Street Bank & Trust Co.	5.300%	1/15/16	190	205
	State Street Corp.	5.375%	4/30/17	480	534
5	SunTrust Bank	0.548%	4/1/15	145	144
	SunTrust Banks Inc.	3.500%	1/20/17	295	311
	SunTrust Banks Inc.	6.000%	9/11/17	205	233
6	Swedbank AB	2.125%	9/29/17	60	60
6	Swedbank AB	1.750%	3/12/18	165	161
	Toronto-Dominion Bank	2.500%	7/14/16	509	528
	UBS AG	3.875%	1/15/15	634	655
	UBS AG	5.875%	12/20/17	2,515	2,880
	UBS AG	5.750%	4/25/18	2,512	2,875
	Union Bank NA	5.950%	5/11/16	1,360	1,505
	Union Bank NA	3.000%	6/6/16	1,410	1,473
	Union Bank NA	1.500%	9/26/16	590	596
	Union Bank NA	2.125%	6/16/17	610	618
	Union Bank NA	2.625%	9/26/18	1,405	1,427
	US Bancorp	1.650%	5/15/17	730	736
5	US Bank NA	0.524%	10/14/14	180	180
3	US Bank NA	3.778%	4/29/20	1,070	1,109
	Wachovia Bank NA	4.875%	2/1/15	134	140
	Wachovia Bank NA	5.000%	8/15/15	250	266
	Wachovia Bank NA	5.600%	3/15/16	405	442
	Wachovia Bank NA	6.000%	11/15/17	1,190	1,371
	Wachovia Corp.	4.875%	2/15/14	369	371
	Wachovia Corp.	5.250%	8/1/14	1,048	1,076
	Wachovia Corp.	5.625%	10/15/16	920	1,030
	Wachovia Corp.	5.750%	6/15/17	290	331
	Wachovia Corp.	5.750%	2/1/18	870	1,002

8	Washington Mutual Bank / Debt
	not acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	4.625%	4/15/14	321	325
	Wells Fargo & Co.	3.625%	4/15/15	320	333
	Wells Fargo & Co.	1.500%	7/1/15	240	244
	Wells Fargo & Co.	3.676%	6/15/16	1,230	1,306
	Wells Fargo & Co.	2.100%	5/8/17	160	163
	Wells Fargo & Co.	5.625%	12/11/17	480	550
	Wells Fargo Bank NA	4.750%	2/9/15	285	297
	Wells Fargo Bank NA	0.750%	7/20/15	350	351
	Westpac Banking Corp.	4.200%	2/27/15	275	287
	Westpac Banking Corp.	3.000%	8/4/15	775	805
	Westpac Banking Corp.	1.125%	9/25/15	650	657
	Westpac Banking Corp.	3.000%	12/9/15	850	888
	Westpac Banking Corp.	0.950%	1/12/16	500	501
	Westpac Banking Corp.	1.050%	11/25/16	765	763
	Westpac Banking Corp.	2.000%	8/14/17	975	981
	Westpac Banking Corp.	1.600%	1/12/18	860	848
	Westpac Banking Corp.	2.250%	7/30/18	500	502
	Zions Bancorporation	5.500%	11/16/15	19	20

	Brokerage (0.3%)
	Ameriprise Financial Inc.	5.650%	11/15/15	71	77
3	Ameriprise Financial Inc.	7.518%	6/1/66	155	172
	Charles Schwab Corp.	0.850%	12/4/15	350	350
	Charles Schwab Corp.	2.200%	7/25/18	120	120
	Franklin Resources Inc.	1.375%	9/15/17	380	372
	Franklin Resources Inc.	2.800%	9/15/22	125	116
	Jefferies Group LLC	5.125%	4/13/18	365	394
8	Lehman Brothers Holdings
	E-Capital Trust I	3.589%	8/19/65	210	—
	Nomura Holdings Inc.	4.125%	1/19/16	230	242
	Nomura Holdings Inc.	2.000%	9/13/16	1,260	1,268

	Finance Companies (2.0%)
	Air Lease Corp.	5.625%	4/1/17	710	781
	Air Lease Corp.	3.375%	1/15/19	1,105	1,111
	General Electric Capital Corp.	4.750%	9/15/14	242	249
	General Electric Capital Corp.	3.750%	11/14/14	850	875
	General Electric Capital Corp.	2.150%	1/9/15	90	92
	General Electric Capital Corp.	3.500%	6/29/15	480	501
	General Electric Capital Corp.	1.625%	7/2/15	605	615
	General Electric Capital Corp.	4.375%	9/21/15	260	276
	General Electric Capital Corp.	2.250%	11/9/15	485	500
	General Electric Capital Corp.	1.000%	12/11/15	170	172
	General Electric Capital Corp.	5.000%	1/8/16	595	643
	General Electric Capital Corp.	2.950%	5/9/16	970	1,014
	General Electric Capital Corp.	1.500%	7/12/16	930	942
	General Electric Capital Corp.	3.350%	10/17/16	1,115	1,184
	General Electric Capital Corp.	2.900%	1/9/17	795	828
	General Electric Capital Corp.	5.400%	2/15/17	700	778
	General Electric Capital Corp.	2.300%	4/27/17	814	834
	General Electric Capital Corp.	5.625%	9/15/17	385	438
	General Electric Capital Corp.	5.625%	5/1/18	883	1,015
3	General Electric Capital Corp.	6.375%	11/15/67	165	179
	HSBC Finance Corp.	5.250%	4/15/15	475	500
	HSBC Finance Corp.	5.000%	6/30/15	1,104	1,168
	HSBC Finance Corp.	5.500%	1/19/16	1,507	1,636
5	HSBC Finance Corp.	0.669%	6/1/16	425	424
	SLM Corp.	3.875%	9/10/15	1,580	1,633
	SLM Corp.	6.250%	1/25/16	2,440	2,646
	SLM Corp.	6.000%	1/25/17	780	846
	SLM Corp.	4.625%	9/25/17	480	497

	Insurance (2.5%)
	ACE INA Holdings Inc.	5.700%	2/15/17	270	302
	Alleghany Corp.	5.625%	9/15/20	210	230
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	735	841
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	50	54
	American Financial Group Inc.	9.875%	6/15/19	115	148
	American International Group Inc.	3.000%	3/20/15	1,030	1,057

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	American International Group Inc.	2.375%	8/24/15	250	256
	American International Group Inc.	5.050%	10/1/15	585	627
	American International Group Inc.	4.875%	9/15/16	923	1,012
	American International Group Inc.	5.600%	10/18/16	300	335
	American International Group Inc.	3.800%	3/22/17	535	570
	American International Group Inc.	5.450%	5/18/17	490	548
	American International Group Inc.	5.850%	1/16/18	2,190	2,512
	American International Group Inc.	8.250%	8/15/18	1,280	1,603
	Assurant Inc.	2.500%	3/15/18	700	685
	Axis Capital Holdings Ltd.	5.750%	12/1/14	555	580
	Axis Specialty Finance LLC	5.875%	6/1/20	60	66
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	285	287
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	600	688
	Berkshire Hathaway Inc.	3.200%	2/11/15	215	222
	Berkshire Hathaway Inc.	2.200%	8/15/16	125	129
	Berkshire Hathaway Inc.	1.900%	1/31/17	316	322
	Berkshire Hathaway Inc.	1.550%	2/9/18	540	533
	Chubb Corp.	5.750%	5/15/18	140	161
3	Chubb Corp.	6.375%	3/29/67	90	98
	Cigna Corp.	2.750%	11/15/16	175	182
	CNA Financial Corp.	5.850%	12/15/14	270	283
	CNA Financial Corp.	6.500%	8/15/16	505	568
	CNA Financial Corp.	7.350%	11/15/19	100	121
	Genworth Holdings Inc.	6.515%	5/22/18	425	483
	Genworth Holdings Inc.	7.700%	6/15/20	74	88
	Hartford Financial Services Group Inc.	4.000%	3/30/15	200	208
	Hartford Financial Services Group Inc.	4.000%	10/15/17	126	134
	Jefferson-Pilot Corp.	4.750%	1/30/14	220	221
	Manulife Financial Corp.	3.400%	9/17/15	380	396
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	125	125
6	MassMutual Global Funding II	3.125%	4/14/16	305	319
6	MassMutual Global Funding II	2.500%	10/17/22	225	202
	MetLife Inc.	6.750%	6/1/16	990	1,124
	MetLife Inc.	1.756%	12/15/17	300	297
	MetLife Inc.	6.817%	8/15/18	315	377
6	Metropolitan Life Global Funding I	1.500%	1/10/18	650	637
6	Pacific LifeCorp	6.000%	2/10/20	255	282
	PartnerRe Finance A LLC	6.875%	6/1/18	520	598
6	Pricoa Global Funding I	1.600%	5/29/18	350	341
	Principal Financial Group Inc.	1.850%	11/15/17	400	398
6	Principal Life Global Funding I	5.050%	3/15/15	250	263
6	Principal Life Global Funding II	2.250%	10/15/18	275	273
3	Progressive Corp.	6.700%	6/15/67	215	233
	Prudential Financial Inc.	6.200%	1/15/15	310	327
	Prudential Financial Inc.	4.750%	9/17/15	445	474
	Prudential Financial Inc.	3.000%	5/12/16	275	286
	Reinsurance Group of America Inc.	5.625%	3/15/17	275	301
	Reinsurance Group of America Inc.	6.450%	11/15/19	360	415
	Transatlantic Holdings Inc.	5.750%	12/14/15	780	846
	Travelers Cos. Inc.	5.800%	5/15/18	272	313
6	UnumProvident Finance Co. plc	6.850%	11/15/15	455	496
	WellPoint Inc.	5.250%	1/15/16	155	168
	WellPoint Inc.	5.875%	6/15/17	260	294
	WellPoint Inc.	2.300%	7/15/18	250	248
	XL Group plc	5.250%	9/15/14	1,199	1,236
	XLIT Ltd.	2.300%	12/15/18	125	123

	Other Finance (0.1%)
	NYSE Euronext	2.000%	10/5/17	980	976
	ORIX Corp.	3.750%	3/9/17	500	520

	Real Estate Investment Trusts (1.1%)
	BioMed Realty LP	3.850%	4/15/16	115	120
	Boston Properties LP	3.700%	11/15/18	100	106
	Brandywine Operating Partnership LP	5.400%	11/1/14	150	155
	Brandywine Operating Partnership LP	5.700%	5/1/17	305	334
	Brandywine Operating Partnership LP	4.950%	4/15/18	350	375
	DDR Corp.	4.750%	4/15/18	490	529
	Digital Realty Trust LP	4.500%	7/15/15	198	207
	Duke Realty LP	7.375%	2/15/15	125	134
	Duke Realty LP	5.950%	2/15/17	237	262

	Duke Realty LP	6.500%	1/15/18	80	91
	Duke Realty LP	6.750%	3/15/20	125	144
6	Goodman Funding Pty Ltd.	6.375%	11/12/20	450	498
	HCP Inc.	6.000%	1/30/17	250	279
	HCP Inc.	5.625%	5/1/17	30	33
	HCP Inc.	6.700%	1/30/18	1,050	1,217
	HCP Inc.	3.750%	2/1/19	225	233
	Health Care REIT Inc.	3.625%	3/15/16	107	112
	Health Care REIT Inc.	4.700%	9/15/17	365	397
	Health Care REIT Inc.	2.250%	3/15/18	125	124
	Health Care REIT Inc.	4.125%	4/1/19	577	608
	Highwoods Realty LP	5.850%	3/15/17	105	115
	Kilroy Realty LP	4.800%	7/15/18	435	467
	Kimco Realty Corp.	5.783%	3/15/16	380	415
	Kimco Realty Corp.	4.300%	2/1/18	390	414
	Liberty Property LP	4.750%	10/1/20	35	37
	ProLogis LP	4.500%	8/15/17	200	216
	ProLogis LP	6.625%	5/15/18	369	431
	ProLogis LP	2.750%	2/15/19	685	680
	Realty Income Corp.	2.000%	1/31/18	130	127
	Realty Income Corp.	6.750%	8/15/19	145	169
	Regency Centers LP	5.875%	6/15/17	325	360
	Senior Housing Properties Trust	4.300%	1/15/16	340	353
	Simon Property Group LP	5.100%	6/15/15	185	197
	Simon Property Group LP	6.100%	5/1/16	165	182
	Simon Property Group LP	2.800%	1/30/17	547	561
	Simon Property Group LP	5.875%	3/1/17	220	246
	Simon Property Group LP	2.150%	9/15/17	40	41
6	Simon Property Group LP	1.500%	2/1/18	150	146
	Simon Property Group LP	6.125%	5/30/18	360	417
	Simon Property Group LP	5.650%	2/1/20	36	41
	Ventas Realty LP / Ventas
	Capital Corp.	2.000%	2/15/18	715	703
					284,241
Industrial (28.7%)
	Basic Industry (1.9%)
	Air Products & Chemicals Inc.	2.000%	8/2/16	265	271
	Air Products & Chemicals Inc.	1.200%	10/15/17	275	269
	Airgas Inc.	1.650%	2/15/18	415	405
	Barrick Gold Corp.	6.950%	4/1/19	100	116
	Barrick North America Finance LLC	6.800%	9/15/18	165	190
	BHP Billiton Finance USA Ltd.	1.875%	11/21/16	551	563
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	1,720	1,723
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	638	711
	BHP Billiton Finance USA Ltd.	2.050%	9/30/18	335	334
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	338	402
	CF Industries Inc.	6.875%	5/1/18	935	1,086
	Eastman Chemical Co.	2.400%	6/1/17	518	524
	EI du Pont de Nemours & Co.	5.875%	1/15/14	8	8
	EI du Pont de Nemours & Co.	6.000%	7/15/18	658	765
	Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	255	257
	Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	585	584
	Goldcorp Inc.	2.125%	3/15/18	360	351
	Nucor Corp.	5.750%	12/1/17	209	238
	Nucor Corp.	5.850%	6/1/18	595	675
	Plains Exploration & Production Co.	6.125%	6/15/19	480	528
	Plains Exploration & Production Co.	6.500%	11/15/20	675	746
	Plains Exploration & Production Co.	6.625%	5/1/21	82	90
	Plains Exploration & Production Co.	6.750%	2/1/22	234	258
	Plains Exploration & Production Co.	6.875%	2/15/23	400	445
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	463	483
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	1,060	1,088
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	520	535
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	460	541
	Rio Tinto Finance USA plc	1.375%	6/17/16	915	921
	Rio Tinto Finance USA plc	2.000%	3/22/17	1,000	1,003
	Rio Tinto Finance USA plc	1.625%	8/21/17	1,285	1,283
	Rio Tinto Finance USA plc	2.250%	12/14/18	680	676
	Teck Resources Ltd.	3.150%	1/15/17	295	305
	Teck Resources Ltd.	3.850%	8/15/17	205	216
	Teck Resources Ltd.	2.500%	2/1/18	270	273

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Teck Resources Ltd.	3.000%	3/1/19	55	55
	Vale Canada Ltd.	5.700%	10/15/15	345	369
	Vale Overseas Ltd.	6.250%	1/11/16	579	631
	Vale Overseas Ltd.	6.250%	1/23/17	739	820
	Vale Overseas Ltd.	5.625%	9/15/19	103	112
6	Xstrata Finance Canada Ltd.	2.050%	10/23/15	720	727
6	Xstrata Finance Canada Ltd.	3.600%	1/15/17	165	172

	Capital Goods (3.0%)
6	ABB Treasury Center USA Inc.	2.500%	6/15/16	350	361
	Boeing Capital Corp.	2.125%	8/15/16	520	537
	Boeing Capital Corp.	2.900%	8/15/18	310	322
	Boeing Capital Corp.	4.700%	10/27/19	175	196
	Boeing Co.	3.500%	2/15/15	790	816
	Boeing Co.	0.950%	5/15/18	525	503
	Caterpillar Financial Services Corp.	6.125%	2/17/14	940	946
	Caterpillar Financial Services Corp.	1.650%	4/1/14	625	627
	Caterpillar Financial Services Corp.	4.750%	2/17/15	130	136
	Caterpillar Financial Services Corp.	1.100%	5/29/15	240	242
	Caterpillar Financial Services Corp.	2.750%	6/24/15	250	258
	Caterpillar Financial Services Corp.	2.650%	4/1/16	125	130
	Caterpillar Financial Services Corp.	2.050%	8/1/16	580	596
	Caterpillar Financial Services Corp.	1.625%	6/1/17	115	115
	Caterpillar Financial Services Corp.	1.250%	11/6/17	275	271
	Caterpillar Inc.	1.500%	6/26/17	250	250
6	CNH Capital LLC	3.250%	2/1/17	570	580
	Crane Co.	2.750%	12/15/18	175	175
	CRH America Inc.	4.125%	1/15/16	950	1,002
	CRH America Inc.	8.125%	7/15/18	375	460
	Danaher Corp.	1.300%	6/23/14	325	327
	Danaher Corp.	2.300%	6/23/16	562	580
6	Embraer Overseas Ltd.	5.696%	9/16/23	263	262
	Emerson Electric Co.	4.125%	4/15/15	230	240
	Emerson Electric Co.	5.375%	10/15/17	240	273
	Emerson Electric Co.	5.250%	10/15/18	120	137
	Emerson Electric Co.	5.000%	4/15/19	35	39
	General Dynamics Corp.	1.375%	1/15/15	250	252
	General Dynamics Corp.	1.000%	11/15/17	1,765	1,713
	General Electric Co.	0.850%	10/9/15	370	372
	General Electric Co.	5.250%	12/6/17	2,210	2,508
	Harsco Corp.	2.700%	10/15/15	312	317
	Honeywell International Inc.	5.300%	3/1/18	123	140
	Honeywell International Inc.	5.000%	2/15/19	560	631
	Illinois Tool Works Inc.	5.150%	4/1/14	565	571
6	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	440	436
	John Deere Capital Corp.	1.250%	12/2/14	385	389
	John Deere Capital Corp.	2.950%	3/9/15	550	566
	John Deere Capital Corp.	0.875%	4/17/15	125	126
	John Deere Capital Corp.	0.950%	6/29/15	425	428
	John Deere Capital Corp.	0.750%	1/22/16	250	250
	John Deere Capital Corp.	2.250%	6/7/16	650	671
	John Deere Capital Corp.	1.850%	9/15/16	960	982
	John Deere Capital Corp.	1.050%	10/11/16	600	602
	John Deere Capital Corp.	2.000%	1/13/17	320	326
	John Deere Capital Corp.	1.400%	3/15/17	510	509
	John Deere Capital Corp.	2.800%	9/18/17	160	167
	John Deere Capital Corp.	1.200%	10/10/17	810	793
	John Deere Capital Corp.	1.300%	3/12/18	475	466
	John Deere Capital Corp.	5.350%	4/3/18	365	411
	John Deere Capital Corp.	5.750%	9/10/18	120	139
	John Deere Capital Corp.	1.950%	12/13/18	360	358
	L-3 Communications Corp.	3.950%	11/15/16	405	431
	Lockheed Martin Corp.	2.125%	9/15/16	485	499
	Lockheed Martin Corp.	4.250%	11/15/19	482	518
	Mohawk Industries Inc.	6.125%	1/15/16	435	476
	Precision Castparts Corp.	0.700%	12/20/15	460	461
	Precision Castparts Corp.	1.250%	1/15/18	1,440	1,410
	Raytheon Co.	6.750%	3/15/18	185	219
	Republic Services Inc.	3.800%	5/15/18	140	148
	Republic Services Inc.	5.500%	9/15/19	120	135
	Roper Industries Inc.	1.850%	11/15/17	240	238

	Roper Industries Inc.	2.050%	10/1/18	235	229
6	Schneider Electric SA	2.950%	9/27/22	150	138
	United Technologies Corp.	4.875%	5/1/15	100	106
	United Technologies Corp.	1.800%	6/1/17	1,800	1,830
	United Technologies Corp.	5.375%	12/15/17	621	708
	United Technologies Corp.	4.500%	4/15/20	70	76
	Waste Management Inc.	6.375%	3/11/15	420	447
	Waste Management Inc.	2.600%	9/1/16	230	238
	Waste Management Inc.	6.100%	3/15/18	275	317

	Communication (5.2%)
	21st Century Fox America Inc.	7.250%	5/18/18	175	212
	America Movil SAB de CV	5.750%	1/15/15	285	298
	America Movil SAB de CV	3.625%	3/30/15	1,050	1,083
	America Movil SAB de CV	2.375%	9/8/16	2,140	2,192
	America Movil SAB de CV	5.625%	11/15/17	430	484
	American Tower Corp.	4.625%	4/1/15	375	392
	American Tower Corp.	4.500%	1/15/18	125	134
	American Tower Corp.	3.400%	2/15/19	680	697
	AT&T Inc.	5.100%	9/15/14	810	837
	AT&T Inc.	0.875%	2/13/15	250	251
	AT&T Inc.	2.500%	8/15/15	1,425	1,463
	AT&T Inc.	0.900%	2/12/16	400	399
	AT&T Inc.	2.950%	5/15/16	1,450	1,515
	AT&T Inc.	2.400%	8/15/16	1,735	1,789
	AT&T Inc.	1.600%	2/15/17	1,170	1,171
	AT&T Inc.	1.700%	6/1/17	1,740	1,749
	AT&T Inc.	1.400%	12/1/17	600	591
	AT&T Inc.	5.500%	2/1/18	1,729	1,955
	AT&T Inc.	5.600%	5/15/18	175	199
	AT&T Inc.	2.375%	11/27/18	1,085	1,087
	BellSouth Corp.	5.200%	9/15/14	875	903
6	British Sky Broadcasting Group plc	6.100%	2/15/18	130	147
6	British Sky Broadcasting Group plc	9.500%	11/15/18	435	567
6	BSKYB Finance UK plc	5.625%	10/15/15	125	135
	CBS Corp.	1.950%	7/1/17	550	553
	CBS Corp.	4.625%	5/15/18	60	65
	Cellco Partnership / Verizon Wireless
	Capital LLC	8.500%	11/15/18	150	191
	Comcast Cable Communications LLC	8.875%	5/1/17	600	736
	Comcast Corp.	6.500%	1/15/15	150	159
	Comcast Corp.	5.850%	11/15/15	425	465
	Comcast Corp.	5.900%	3/15/16	1,060	1,173
	Comcast Corp.	6.500%	1/15/17	1,000	1,148
	Comcast Corp.	6.300%	11/15/17	680	793
	Comcast Corp.	5.875%	2/15/18	365	420
	Comcast Corp.	5.700%	5/15/18	355	409
	COX Communications Inc.	5.450%	12/15/14	126	132
	Deutsche Telekom International
	Finance BV	4.875%	7/8/14	100	102
6	Deutsche Telekom International
	Finance BV	3.125%	4/11/16	910	947
	Deutsche Telekom International
	Finance BV	6.750%	8/20/18	175	206
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.750%	10/1/14	220	227
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.550%	3/15/15	1,070	1,105
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.125%	2/15/16	440	458
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.500%	3/1/16	865	908
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	2.400%	3/15/17	1,165	1,189
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	1.750%	1/15/18	235	231
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.875%	10/1/19	70	80
	Discovery Communications LLC	3.700%	6/1/15	715	744
	Embarq Corp.	7.082%	6/1/16	450	504
	Interpublic Group of Cos. Inc.	6.250%	11/15/14	350	367

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	NBCUniversal Media LLC	3.650%	4/30/15	445	463
	NBCUniversal Media LLC	2.875%	4/1/16	595	619
	Omnicom Group Inc.	5.900%	4/15/16	850	940
	Orange SA	2.125%	9/16/15	300	305
	Orange SA	2.750%	9/14/16	190	197
	Qwest Corp.	7.500%	10/1/14	225	236
	Qwest Corp.	6.500%	6/1/17	185	208
	Rogers Communications Inc.	7.500%	3/15/15	250	270
	Rogers Communications Inc.	6.800%	8/15/18	423	505
	TCI Communications Inc.	8.750%	8/1/15	240	269
	Telecom Italia Capital SA	6.999%	6/4/18	445	493
	Telefonica Emisiones SAU	4.949%	1/15/15	355	369
	Telefonica Emisiones SAU	3.992%	2/16/16	625	655
	Telefonica Emisiones SAU	6.421%	6/20/16	330	368
	Telefonica Emisiones SAU	6.221%	7/3/17	325	366
	Telefonica Emisiones SAU	3.192%	4/27/18	1,055	1,075
	Telefonos de Mexico SAB de CV	5.500%	1/27/15	225	235
	Thomson Reuters Corp.	0.875%	5/23/16	400	398
	Thomson Reuters Corp.	1.300%	2/23/17	520	517
	Thomson Reuters Corp.	6.500%	7/15/18	175	203
	Time Warner Cable Inc.	3.500%	2/1/15	125	128
	Time Warner Cable Inc.	5.850%	5/1/17	390	427
	Time Warner Cable Inc.	6.750%	7/1/18	150	170
	Verizon Communications Inc.	0.700%	11/2/15	755	754
	Verizon Communications Inc.	5.550%	2/15/16	1,076	1,177
	Verizon Communications Inc.	3.000%	4/1/16	140	146
	Verizon Communications Inc.	2.500%	9/15/16	1,915	1,983
	Verizon Communications Inc.	2.000%	11/1/16	890	910
	Verizon Communications Inc.	5.500%	4/1/17	100	113
	Verizon Communications Inc.	5.500%	2/15/18	225	254
	Verizon Communications Inc.	6.100%	4/15/18	655	759
	Verizon Communications Inc.	3.650%	9/14/18	2,715	2,874
	Vodafone Group plc	4.150%	6/10/14	360	366
	Vodafone Group plc	5.375%	1/30/15	200	210
	Vodafone Group plc	0.900%	2/19/16	325	324
	Vodafone Group plc	5.750%	3/15/16	325	357
	Vodafone Group plc	2.875%	3/16/16	1,185	1,226
	Vodafone Group plc	5.625%	2/27/17	1,050	1,182
	Vodafone Group plc	1.625%	3/20/17	960	959
	Vodafone Group plc	1.250%	9/26/17	975	949
	Vodafone Group plc	1.500%	2/19/18	635	620
	WPP Finance UK	8.000%	9/15/14	245	257

	Consumer Cyclical (4.3%)
	American Honda Finance Corp.	1.125%	10/7/16	470	471
	American Honda Finance Corp.	2.125%	10/10/18	460	457
	AutoZone Inc.	5.750%	1/15/15	280	294
	AutoZone Inc.	5.500%	11/15/15	155	168
	AutoZone Inc.	7.125%	8/1/18	845	1,005
	Brinker International Inc.	2.600%	5/15/18	630	623
	CVS Caremark Corp.	1.200%	12/5/16	590	592
	CVS Caremark Corp.	2.250%	12/5/18	1,180	1,182
6	Daimler Finance North America LLC	2.950%	1/11/17	405	418
6	Daimler Finance North America LLC	2.400%	4/10/17	260	264
6	Daimler Finance North America LLC	2.375%	8/1/18	700	696
	Dollar General Corp.	4.125%	7/15/17	475	505
	Dollar General Corp.	1.875%	4/15/18	235	229
6	Experian Finance plc	2.375%	6/15/17	905	895
	Ford Motor Credit Co. LLC	3.875%	1/15/15	230	237
	Ford Motor Credit Co. LLC	7.000%	4/15/15	1,286	1,383
	Ford Motor Credit Co. LLC	2.750%	5/15/15	844	866
	Ford Motor Credit Co. LLC	5.625%	9/15/15	122	131
	Ford Motor Credit Co. LLC	2.500%	1/15/16	420	430
	Ford Motor Credit Co. LLC	4.207%	4/15/16	1,014	1,081
	Ford Motor Credit Co. LLC	3.984%	6/15/16	1,095	1,163
	Ford Motor Credit Co. LLC	8.000%	12/15/16	1,375	1,624
	Ford Motor Credit Co. LLC	4.250%	2/3/17	245	264
	Ford Motor Credit Co. LLC	3.000%	6/12/17	625	648
	Ford Motor Credit Co. LLC	6.625%	8/15/17	1,395	1,612
	Ford Motor Credit Co. LLC	5.000%	5/15/18	1,255	1,394
6	General Motors Co.	3.500%	10/2/18	430	440

6	Harley-Davidson Financial Services Inc.	1.150%	9/15/15	400	401
6	Harley-Davidson Financial Services Inc.	3.875%	3/15/16	357	377
6	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	415	424
6	Harley-Davidson Funding Corp.	5.750%	12/15/14	610	638
6	Hyundai Capital America	3.750%	4/6/16	280	292
6	Hyundai Capital America	4.000%	6/8/17	280	294
6	Hyundai Capital Services Inc.	4.375%	7/27/16	280	298
6	Kia Motors Corp.	3.625%	6/14/16	651	677
	Lowe’s Cos. Inc.	1.625%	4/15/17	1,016	1,025
	Lowe’s Cos. Inc.	6.100%	9/15/17	300	343
	Macy’s Retail Holdings Inc.	7.875%	7/15/15	393	433
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	977	1,097
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	1,060	1,246
	Marriott International Inc.	6.375%	6/15/17	180	205
	Marriott International Inc.	3.000%	3/1/19	240	241
	Nordstrom Inc.	6.250%	1/15/18	544	629
	PACCAR Financial Corp.	1.550%	9/29/14	1,100	1,110
	PACCAR Financial Corp.	0.750%	8/14/15	320	322
	PACCAR Financial Corp.	1.600%	3/15/17	160	159
	Staples Inc.	2.750%	1/12/18	200	203
	Starbucks Corp.	2.000%	12/5/18	450	446
	TJX Cos. Inc.	4.200%	8/15/15	205	216
	TJX Cos. Inc.	6.950%	4/15/19	325	393
	Toll Brothers Finance Corp.	5.150%	5/15/15	370	387
	Toyota Motor Credit Corp.	2.000%	9/15/16	171	175
	Toyota Motor Credit Corp.	2.050%	1/12/17	610	624
	Toyota Motor Credit Corp.	1.750%	5/22/17	890	896
	Toyota Motor Credit Corp.	2.000%	10/24/18	490	489
	Viacom Inc.	6.250%	4/30/16	310	346
	Viacom Inc.	2.500%	12/15/16	120	124
	Viacom Inc.	6.125%	10/5/17	255	292
	Viacom Inc.	2.500%	9/1/18	736	743
	Viacom Inc.	5.625%	9/15/19	75	85
6	Volkswagen International Finance NV	1.875%	4/1/14	1,140	1,144
6	Volkswagen International Finance NV	2.375%	3/22/17	380	387
6	Volkswagen International Finance NV	1.600%	11/20/17	540	532
6	Volkswagen International Finance NV	2.125%	11/20/18	470	463
	Wal-Mart Stores Inc.	1.625%	4/15/14	440	442
	Wal-Mart Stores Inc.	2.875%	4/1/15	1,380	1,424
	Wal-Mart Stores Inc.	1.500%	10/25/15	450	459
	Wal-Mart Stores Inc.	0.600%	4/11/16	445	445
	Wal-Mart Stores Inc.	2.800%	4/15/16	480	503
	Wal-Mart Stores Inc.	5.375%	4/5/17	489	552
	Wal-Mart Stores Inc.	5.800%	2/15/18	70	81
	Wal-Mart Stores Inc.	1.125%	4/11/18	1,500	1,461
	Wal-Mart Stores Inc.	1.950%	12/15/18	475	474
	Wal-Mart Stores Inc.	3.625%	7/8/20	480	504
	Walgreen Co.	1.000%	3/13/15	799	803
	Walgreen Co.	1.800%	9/15/17	795	801
	Walgreen Co.	5.250%	1/15/19	740	830
6	Wesfarmers Ltd.	2.983%	5/18/16	630	655
6	Wesfarmers Ltd.	1.874%	3/20/18	340	332
	Wyndham Worldwide Corp.	2.950%	3/1/17	200	204
	Wyndham Worldwide Corp.	2.500%	3/1/18	165	165
	Yum! Brands Inc.	6.250%	4/15/16	431	479
	Yum! Brands Inc.	6.250%	3/15/18	74	86

	Consumer Noncyclical (7.3%)
	AbbVie Inc.	1.200%	11/6/15	1,225	1,238
	AbbVie Inc.	1.750%	11/6/17	2,700	2,694
	AbbVie Inc.	2.000%	11/6/18	760	750
	Actavis Inc.	1.875%	10/1/17	1,637	1,628
	Allergan Inc.	5.750%	4/1/16	372	412
	Allergan Inc.	1.350%	3/15/18	200	194
	Altria Group Inc.	4.125%	9/11/15	1,153	1,218
	Altria Group Inc.	9.250%	8/6/19	124	163
	AmerisourceBergen Corp.	5.875%	9/15/15	222	241
	Amgen Inc.	1.875%	11/15/14	730	739
	Amgen Inc.	2.300%	6/15/16	1,155	1,192
	Amgen Inc.	2.500%	11/15/16	174	181
	Amgen Inc.	2.125%	5/15/17	1,780	1,810

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Amgen Inc.	5.850%	6/1/17	583	663
	Amgen Inc.	6.150%	6/1/18	112	131
	Anheuser-Busch Cos. LLC	5.000%	1/15/15	181	189
	Anheuser-Busch Cos. LLC	5.050%	10/15/16	125	139
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	150	171
	Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	1,150	1,151
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	660	645
	Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	1,000	1,006
	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	495	515
	Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	595	617
	Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	526	547
	Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	490	492
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	1,365	1,427
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	1,330	1,327
	Avon Products Inc.	4.600%	3/15/20	100	100
	Baxter International Inc.	0.950%	6/1/16	140	140
	Baxter International Inc.	5.375%	6/1/18	255	290
	Baxter International Inc.	1.850%	6/15/18	330	328
	Biogen Idec Inc.	6.875%	3/1/18	120	141
	Boston Scientific Corp.	6.250%	11/15/15	270	295
	Boston Scientific Corp.	6.400%	6/15/16	495	554
	Boston Scientific Corp.	2.650%	10/1/18	240	242
	Bottling Group LLC	5.500%	4/1/16	801	884
	Brown-Forman Corp.	1.000%	1/15/18	130	125
	Cardinal Health Inc.	1.900%	6/15/17	170	171
	Cardinal Health Inc.	1.700%	3/15/18	495	486
	CareFusion Corp.	5.125%	8/1/14	360	369
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	100	100
	Celgene Corp.	2.450%	10/15/15	390	401
	Celgene Corp.	1.900%	8/15/17	165	164
	Celgene Corp.	2.300%	8/15/18	340	339
	Church & Dwight Co. Inc.	3.350%	12/15/15	240	251
	Clorox Co.	5.950%	10/15/17	120	137
	Coca-Cola Co.	1.150%	4/1/18	245	239
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	450	448
	ConAgra Foods Inc.	1.300%	1/25/16	510	512
	ConAgra Foods Inc.	5.819%	6/15/17	120	135
	ConAgra Foods Inc.	1.900%	1/25/18	1,615	1,593
	ConAgra Foods Inc.	7.000%	4/15/19	129	153
	Constellation Brands Inc.	3.750%	5/1/21	120	113
	Constellation Brands Inc.	4.250%	5/1/23	120	112
	Covidien International Finance SA	1.350%	5/29/15	510	515
	Covidien International Finance SA	2.800%	6/15/15	345	355
	Covidien International Finance SA	6.000%	10/15/17	943	1,081
	CR Bard Inc.	2.875%	1/15/16	520	539
	CR Bard Inc.	1.375%	1/15/18	320	311
	Delhaize Group SA	6.500%	6/15/17	330	371
	Diageo Capital plc	7.375%	1/15/14	80	80
	Diageo Capital plc	1.500%	5/11/17	590	591
	Diageo Capital plc	1.125%	4/29/18	170	164
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	200	208
	Dr Pepper Snapple Group Inc.	6.820%	5/1/18	365	431
	Dr Pepper Snapple Group Inc.	2.600%	1/15/19	70	71
	Edwards Lifesciences Corp.	2.875%	10/15/18	600	599
	Express Scripts Holding Co.	2.750%	11/21/14	570	581
	Express Scripts Holding Co.	2.100%	2/12/15	780	791
	Express Scripts Holding Co.	3.125%	5/15/16	876	916
	Express Scripts Holding Co.	3.500%	11/15/16	795	842
	Express Scripts Holding Co.	2.650%	2/15/17	1,162	1,199
	Genentech Inc.	4.750%	7/15/15	420	446
	General Mills Inc.	0.875%	1/29/16	325	325
	General Mills Inc.	5.700%	2/15/17	144	161
	Gilead Sciences Inc.	2.400%	12/1/14	820	834
	Gilead Sciences Inc.	3.050%	12/1/16	918	970
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	460
	GlaxoSmithKline Capital plc	1.500%	5/8/17	1,035	1,037
6	Hawk Acquisition Sub Inc.	4.250%	10/15/20	120	116
	Ingredion Inc.	1.800%	9/25/17	144	141
	Kellogg Co.	1.750%	5/17/17	260	260
	Koninklijke Philips NV	5.750%	3/11/18	1,143	1,307
	Kraft Foods Group Inc.	1.625%	6/4/15	375	380

	Kraft Foods Group Inc.	2.250%	6/5/17	1,893	1,923
	Kraft Foods Group Inc.	6.125%	8/23/18	411	479
	Kroger Co.	1.200%	10/17/16	160	160
	Kroger Co.	2.200%	1/15/17	185	188
	Kroger Co.	6.800%	12/15/18	150	179
	Kroger Co.	2.300%	1/15/19	350	348
	Life Technologies Corp.	4.400%	3/1/15	400	417
	Lorillard Tobacco Co.	3.500%	8/4/16	620	652
	Lorillard Tobacco Co.	2.300%	8/21/17	480	483
	McKesson Corp.	6.500%	2/15/14	320	322
	McKesson Corp.	0.950%	12/4/15	600	600
	McKesson Corp.	3.250%	3/1/16	413	431
	McKesson Corp.	5.700%	3/1/17	150	167
	McKesson Corp.	1.400%	3/15/18	240	232
	Mead Johnson Nutrition Co.	3.500%	11/1/14	400	409
	Medco Health Solutions Inc.	2.750%	9/15/15	230	237
	Medco Health Solutions Inc.	7.125%	3/15/18	805	953
	Merck & Co. Inc.	2.250%	1/15/16	149	154
	Merck & Co. Inc.	0.700%	5/18/16	180	180
	Merck & Co. Inc.	1.300%	5/18/18	560	544
	Merck Sharp & Dohme Corp.	4.750%	3/1/15	150	157
	Mondelez International Inc.	6.750%	2/19/14	655	660
	Mondelez International Inc.	4.125%	2/9/16	1,097	1,165
6	Mylan Inc.	1.800%	6/24/16	775	784
	Mylan Inc.	1.350%	11/29/16	230	230
6	Mylan Inc.	2.600%	6/24/18	1,371	1,373
	Nabisco Inc.	7.550%	6/15/15	360	394
	Newell Rubbermaid Inc.	2.050%	12/1/17	315	314
	Novartis Capital Corp.	4.125%	2/10/14	500	502
	PepsiCo Inc.	3.100%	1/15/15	350	360
	PepsiCo Inc.	0.700%	2/26/16	350	349
	PepsiCo Inc.	2.500%	5/10/16	535	555
	PepsiCo Inc.	1.250%	8/13/17	250	248
6	Pernod Ricard SA	2.950%	1/15/17	1,455	1,493
6	Pernod Ricard SA	4.450%	1/15/22	75	76
6	Perrigo Co. plc	1.300%	11/8/16	355	354
6	Perrigo Co. plc	2.300%	11/8/18	355	350
	Pfizer Inc.	5.350%	3/15/15	255	270
	Pharmacia Corp.	6.500%	12/1/18	200	241
	Philip Morris International Inc.	6.875%	3/17/14	315	319
	Philip Morris International Inc.	2.500%	5/16/16	515	534
	Philip Morris International Inc.	1.125%	8/21/17	125	123
	Philip Morris International Inc.	5.650%	5/16/18	510	587
	Procter & Gamble Co.	3.500%	2/15/15	40	41
	Procter & Gamble Co.	4.850%	12/15/15	75	81
	Procter & Gamble Co.	4.700%	2/15/19	120	134
	Reynolds American Inc.	1.050%	10/30/15	160	160
	Reynolds American Inc.	6.750%	6/15/17	271	311
6	Roche Holdings Inc.	6.000%	3/1/19	466	546
	Sanofi	1.200%	9/30/14	1,010	1,017
	Sanofi	2.625%	3/29/16	1,330	1,382
	Sanofi	1.250%	4/10/18	1,415	1,379
	St. Jude Medical Inc.	2.500%	1/15/16	495	508
	Stryker Corp.	3.000%	1/15/15	170	174
	Stryker Corp.	1.300%	4/1/18	582	567
6	Takeda Pharmaceutical Co. Ltd.	1.031%	3/17/15	970	975
6	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	660	659
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	870	895
	Teva Pharmaceutical Finance II BV /
	Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	1,022	1,055
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	380	360
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	510	533
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	355	363
	Thermo Fisher Scientific Inc.	1.300%	2/1/17	400	399
	Thermo Fisher Scientific Inc.	2.400%	2/1/19	260	258
	Tyson Foods Inc.	6.600%	4/1/16	978	1,092
	Whirlpool Corp.	6.500%	6/15/16	75	84
	Wyeth LLC	5.500%	2/15/16	255	280
	Wyeth LLC	5.450%	4/1/17	80	90
	Zoetis Inc.	1.150%	2/1/16	760	762
	Zoetis Inc.	1.875%	2/1/18	810	804

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Energy (3.6%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	1,795	2,003
	Anadarko Petroleum Corp.	6.375%	9/15/17	833	957
	Apache Corp.	5.625%	1/15/17	325	366
	Apache Corp.	1.750%	4/15/17	470	472
	BP Capital Markets plc	3.875%	3/10/15	1,425	1,482
	BP Capital Markets plc	3.125%	10/1/15	1,075	1,124
	BP Capital Markets plc	0.700%	11/6/15	660	662
	BP Capital Markets plc	3.200%	3/11/16	1,990	2,090
	BP Capital Markets plc	2.248%	11/1/16	735	762
	BP Capital Markets plc	1.846%	5/5/17	725	730
	BP Capital Markets plc	1.375%	11/6/17	500	493
	BP Capital Markets plc	1.375%	5/10/18	825	802
	BP Capital Markets plc	2.241%	9/26/18	505	507
	Canadian Natural Resources Ltd.	1.450%	11/14/14	400	403
	Canadian Natural Resources Ltd.	4.900%	12/1/14	225	234
	Canadian Natural Resources Ltd.	5.700%	5/15/17	605	680
	Chevron Corp.	1.104%	12/5/17	300	295
	Chevron Corp.	1.718%	6/24/18	700	698
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	780	876
	Ensco plc	3.250%	3/15/16	1,205	1,259
6	GS Caltex Corp.	5.500%	8/25/14	90	92
6	GS Caltex Corp.	5.500%	10/15/15	135	144
	Marathon Oil Corp.	0.900%	11/1/15	1,280	1,284
	Marathon Oil Corp.	5.900%	3/15/18	550	631
6	Nabors Industries Inc.	2.350%	9/15/16	400	406
	Nabors Industries Inc.	6.150%	2/15/18	350	394
	Noble Holding International Ltd.	3.450%	8/1/15	340	353
	Noble Holding International Ltd.	3.050%	3/1/16	370	380
	Occidental Petroleum Corp.	2.500%	2/1/16	400	414
	Occidental Petroleum Corp.	4.125%	6/1/16	215	231
	Occidental Petroleum Corp.	1.750%	2/15/17	2,070	2,099
	Occidental Petroleum Corp.	1.500%	2/15/18	390	385
	Petro-Canada	6.050%	5/15/18	115	133
	Phillips 66	1.950%	3/5/15	585	594
	Phillips 66	2.950%	5/1/17	935	973
	Pioneer Natural Resources Co.	6.650%	3/15/17	120	138
	Pioneer Natural Resources Co.	6.875%	5/1/18	100	118
	Shell International Finance BV	5.200%	3/22/17	375	420
	Shell International Finance BV	1.125%	8/21/17	300	296
	Shell International Finance BV	1.900%	8/10/18	100	99
	Shell International Finance BV	2.000%	11/15/18	325	325
	Southwestern Energy Co.	7.500%	2/1/18	300	355
	Suncor Energy Inc.	6.100%	6/1/18	730	844
	Total Capital Canada Ltd.	1.450%	1/15/18	1,045	1,036
	Total Capital International SA	0.750%	1/25/16	500	500
	Total Capital International SA	1.500%	2/17/17	965	965
	Total Capital International SA	1.550%	6/28/17	1,075	1,074
	Total Capital SA	3.000%	6/24/15	280	290
	Total Capital SA	3.125%	10/2/15	800	836
	Total Capital SA	2.300%	3/15/16	855	880
	Total Capital SA	2.125%	8/10/18	275	276
	Transocean Inc.	4.950%	11/15/15	1,280	1,372
	Transocean Inc.	5.050%	12/15/16	1,915	2,113
	Transocean Inc.	2.500%	10/15/17	1,530	1,552
	Transocean Inc.	6.000%	3/15/18	465	523
	Valero Energy Corp.	4.500%	2/1/15	375	390
	Weatherford International LLC	6.350%	6/15/17	360	408
	Weatherford International Ltd.	5.500%	2/15/16	240	260

	Technology (2.1%)
	Affiliated Computer Services Inc.	5.200%	6/1/15	250	264
	Agilent Technologies Inc.	5.500%	9/14/15	170	183
	Agilent Technologies Inc.	6.500%	11/1/17	500	579
	Altera Corp.	1.750%	5/15/17	185	182
	Altera Corp.	2.500%	11/15/18	625	621
	Amphenol Corp.	4.750%	11/15/14	500	517
	Apple Inc.	1.000%	5/3/18	590	571
	Applied Materials Inc.	2.650%	6/15/16	200	208
	Baidu Inc.	2.250%	11/28/17	150	149
	Baidu Inc.	3.250%	8/6/18	625	630

	Computer Sciences Corp.	2.500%	9/15/15	370	378
	Computer Sciences Corp.	6.500%	3/15/18	525	605
	Corning Inc.	1.450%	11/15/17	375	374
	EMC Corp.	1.875%	6/1/18	1,740	1,722
	Fiserv Inc.	3.125%	6/15/16	50	52
	Fiserv Inc.	6.800%	11/20/17	100	115
	Hewlett-Packard Co.	2.625%	12/9/14	250	254
	Hewlett-Packard Co.	2.350%	3/15/15	185	188
	Hewlett-Packard Co.	2.125%	9/13/15	1,040	1,062
	Hewlett-Packard Co.	2.200%	12/1/15	320	327
	Hewlett-Packard Co.	2.650%	6/1/16	1,445	1,491
	Hewlett-Packard Co.	3.000%	9/15/16	2,000	2,081
	Hewlett-Packard Co.	3.300%	12/9/16	354	370
	Hewlett-Packard Co.	5.400%	3/1/17	360	396
	Hewlett-Packard Co.	2.600%	9/15/17	530	543
	Intel Corp.	1.950%	10/1/16	250	258
	Intel Corp.	1.350%	12/15/17	2,920	2,890
	International Business Machines Corp.	0.875%	10/31/14	285	286
	International Business Machines Corp.	1.950%	7/22/16	715	735
	International Business Machines Corp.	1.250%	2/6/17	400	400
	International Business Machines Corp.	5.700%	9/14/17	350	402
	International Business Machines Corp.	1.250%	2/8/18	300	294
	Microsoft Corp.	0.875%	11/15/17	230	226
	Motorola Solutions Inc.	6.000%	11/15/17	90	102
	Oracle Corp.	1.200%	10/15/17	1,275	1,258
	Oracle Corp.	5.750%	4/15/18	300	348
6	Seagate HDD Cayman	3.750%	11/15/18	330	333
	Tyco Electronics Group SA	2.375%	12/17/18	350	346
	Xerox Corp.	4.250%	2/15/15	435	451
	Xerox Corp.	6.400%	3/15/16	200	221
	Xerox Corp.	6.750%	2/1/17	430	488
	Xerox Corp.	2.950%	3/15/17	225	233
	Xerox Corp.	6.350%	5/15/18	405	466
	Xerox Corp.	5.625%	12/15/19	325	363

	Transportation (1.3%)
	AFC X Ltd.	3.500%	3/31/15	3,250	3,250
[3,6]	American Airlines 2013-2 Class A
	Pass Through Trust	3.596%	11/1/19	866	870
	Burlington Northern Santa Fe LLC	4.875%	1/15/15	120	125
	Canadian Pacific Railway Co.	6.500%	5/15/18	250	291
	Canadian Pacific Railway Co.	7.250%	5/15/19	75	91
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	190	196
3	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	7/2/19	200	215
3	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	3/15/19	61	65
3	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	169	193
3	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	124	140
3	Continental Airlines 2012-2 Class B
	Pass Through Trust	5.500%	4/29/22	75	77
	CSX Corp.	6.250%	4/1/15	357	382
	CSX Corp.	6.250%	3/15/18	257	298
[3,9]	Delta Air Lines 2002-1 Class G-1
	Pass Through Trust	6.718%	7/2/24	133	149
3	Delta Air Lines 2010-1 Class A
	Pass Through Trust	6.200%	1/2/20	441	493
3	Delta Air Lines 2012-1 Class A
	Pass Through Trust	4.750%	11/7/21	74	80
6	ERAC USA Finance LLC	2.250%	1/10/14	1,320	1,320
6	ERAC USA Finance LLC	5.600%	5/1/15	236	250
6	ERAC USA Finance LLC	1.400%	4/15/16	225	225
6	ERAC USA Finance LLC	6.375%	10/15/17	280	324
6	ERAC USA Finance LLC	2.800%	11/1/18	430	436
3	Hawaiian Airlines 2013-1 Class A
	Pass Through Certificates	3.900%	1/15/26	185	171
	JB Hunt Transport Services Inc.	3.375%	9/15/15	290	301
[3,5,9] JetBlue Airways 2004-1 G-2
	Pass Through Trust	0.663%	9/15/15	475	472

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,5,9] JetBlue Airways 2004-2 G-2
	Pass Through Trust	0.691%	5/15/18	220	203
	Kansas City Southern
	de Mexico SA de CV	2.350%	5/15/20	120	112
	Norfolk Southern Corp.	5.257%	9/17/14	328	338
6	Penske Truck Leasing Co. Lp / PTL
	Finance Corp.	2.500%	7/11/14	400	404
	Ryder System Inc.	5.850%	3/1/14	165	166
	Ryder System Inc.	7.200%	9/1/15	180	198
	Ryder System Inc.	3.600%	3/1/16	670	700
	Ryder System Inc.	5.850%	11/1/16	210	233
	Ryder System Inc.	2.500%	3/1/17	325	331
	Ryder System Inc.	2.450%	11/15/18	150	148
3	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	58	66
	United Continental Holdings Inc.	6.375%	6/1/18	140	147
	United Parcel Service Inc.	1.125%	10/1/17	325	321
	United Parcel Service Inc.	5.500%	1/15/18	351	401
	United Parcel Service Inc.	5.125%	4/1/19	440	502
					322,116
Utilities (4.8%)
	Electric (3.8%)
	Ameren Illinois Co.	6.125%	11/15/17	165	188
	Ameren Illinois Co.	6.250%	4/1/18	110	126
	American Electric Power Co. Inc.	1.650%	12/15/17	869	851
	Appalachian Power Co.	5.000%	6/1/17	141	154
	Arizona Public Service Co.	5.800%	6/30/14	200	205
	Arizona Public Service Co.	4.650%	5/15/15	150	158
	Arizona Public Service Co.	6.250%	8/1/16	100	112
	Baltimore Gas & Electric Co.	5.900%	10/1/16	170	191
	CenterPoint Energy Inc.	5.950%	2/1/17	510	571
	CenterPoint Energy Inc.	6.500%	5/1/18	170	198
	CMS Energy Corp.	4.250%	9/30/15	530	558
	CMS Energy Corp.	6.550%	7/17/17	70	80
	CMS Energy Corp.	5.050%	2/15/18	1,105	1,216
	Commonwealth Edison Co.	5.950%	8/15/16	640	715
	Commonwealth Edison Co.	1.950%	9/1/16	795	811
	Commonwealth Edison Co.	6.150%	9/15/17	670	774
	Commonwealth Edison Co.	5.800%	3/15/18	830	956
	Consumers Energy Co.	5.500%	8/15/16	110	123
	Consumers Energy Co.	5.150%	2/15/17	360	399
	Consumers Energy Co.	5.650%	9/15/18	300	345
	Consumers Energy Co.	6.125%	3/15/19	540	637
	Consumers Energy Co.	6.700%	9/15/19	230	279
	DTE Electric Co.	5.600%	6/15/18	80	91
	Duke Energy Carolinas LLC	5.300%	10/1/15	250	270
	Duke Energy Carolinas LLC	1.750%	12/15/16	175	179
	Duke Energy Carolinas LLC	5.100%	4/15/18	625	702
	Duke Energy Carolinas LLC	7.000%	11/15/18	500	612
	Duke Energy Corp.	3.350%	4/1/15	125	129
	Duke Energy Corp.	1.625%	8/15/17	290	289
	Duke Energy Corp.	2.100%	6/15/18	225	224
	Duke Energy Corp.	6.250%	6/15/18	410	474
	Duke Energy Florida Inc.	5.100%	12/1/15	1,110	1,203
	Duke Energy Florida Inc.	5.800%	9/15/17	275	314
	Duke Energy Florida Inc.	5.650%	6/15/18	520	597
	Duke Energy Progress Inc.	5.150%	4/1/15	100	106
	Duke Energy Progress Inc.	5.250%	12/15/15	370	403
	Duke Energy Progress Inc.	5.300%	1/15/19	240	273
	Entergy Corp.	3.625%	9/15/15	460	474
	Entergy Corp.	4.700%	1/15/17	305	328
	Entergy Louisiana LLC	1.875%	12/15/14	275	279
	Exelon Corp.	4.900%	6/15/15	240	253
	Exelon Generation Co. LLC	6.200%	10/1/17	390	440
[3,6]	FPL Energy Marcus Hook LP	7.590%	7/10/18	410	429
	Georgia Power Co.	3.000%	4/15/16	160	167
	Georgia Power Co.	5.700%	6/1/17	135	152
6	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	1,320	1,345
	LG&E & KU Energy LLC	2.125%	11/15/15	845	860

	Louisville Gas & Electric Co.	1.625%	11/15/15	140	143
	MidAmerican Energy Co.	4.650%	10/1/14	120	124
	MidAmerican Energy Co.	5.950%	7/15/17	340	390
	MidAmerican Energy Co.	5.300%	3/15/18	728	820
6	MidAmerican Energy Holdings Co.	1.100%	5/15/17	1,250	1,243
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	1,070	1,221
6	MidAmerican Energy Holdings Co.	2.000%	11/15/18	650	639
	National Rural Utilities Cooperative
	Finance Corp.	4.750%	3/1/14	234	236
	National Rural Utilities Cooperative
	Finance Corp.	1.000%	2/2/15	205	206
	National Rural Utilities Cooperative
	Finance Corp.	1.900%	11/1/15	310	318
	National Rural Utilities Cooperative
	Finance Corp.	3.050%	3/1/16	200	208
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	100	112
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	750	846
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	200	192
	Nevada Power Co.	5.875%	1/15/15	1,020	1,075
	Nevada Power Co.	6.500%	5/15/18	631	746
	Nevada Power Co.	6.500%	8/1/18	170	202
	NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	1,026	1,031
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	465	477
	NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	350	396
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	130	130
6	Niagara Mohawk Power Corp.	3.553%	10/1/14	120	123
	Northeast Utilities	1.450%	5/1/18	510	492
	Northern States Power Co.	5.250%	3/1/18	71	80
	NSTAR Electric Co.	5.625%	11/15/17	50	57
	Ohio Power Co.	6.000%	6/1/16	240	265
	Pacific Gas & Electric Co.	5.625%	11/30/17	1,050	1,189
	PacifiCorp	5.650%	7/15/18	190	218
	Pennsylvania Electric Co.	6.050%	9/1/17	140	157
	PG&E Corp.	5.750%	4/1/14	1,365	1,381
	PPL Capital Funding Inc.	1.900%	6/1/18	310	303
	Public Service Co. of Colorado	5.500%	4/1/14	175	177
	Public Service Co. of Colorado	5.800%	8/1/18	240	278
	Public Service Co. of New Mexico	7.950%	5/15/18	150	178
	Public Service Electric & Gas Co.	5.000%	8/15/14	250	257
	Public Service Electric & Gas Co.	2.700%	5/1/15	320	329
	Public Service Electric & Gas Co.	5.300%	5/1/18	70	79
	Public Service Electric & Gas Co.	2.300%	9/15/18	685	692
	Sierra Pacific Power Co.	6.000%	5/15/16	397	444
	South Carolina Electric & Gas Co.	6.500%	11/1/18	200	239
	Southern California Edison Co.	5.500%	8/15/18	120	138
	Southwestern Electric Power Co.	5.550%	1/15/17	50	55
	Southwestern Electric Power Co.	5.875%	3/1/18	245	274
	Tampa Electric Co.	6.100%	5/15/18	525	610
	TECO Finance Inc.	4.000%	3/15/16	345	366
	TECO Finance Inc.	6.572%	11/1/17	244	281
6	Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	1,350	1,389
	Union Electric Co.	6.400%	6/15/17	310	356
3	Wisconsin Energy Corp.	6.250%	5/15/67	125	129
	Xcel Energy Inc.	0.750%	5/9/16	833	826

	Natural Gas (1.0%)
	Atmos Energy Corp.	4.950%	10/15/14	160	165
6	Centrica plc	4.000%	10/16/23	140	134
	Colorado Interstate Gas Co. LLC	6.800%	11/15/15	975	1,077
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	250	278
	El Paso Pipeline Partners
	Operating Co. LLC	4.100%	11/15/15	967	1,018
	Enbridge Energy Partners LP	5.350%	12/15/14	60	63
3	Enbridge Energy Partners LP	8.050%	10/1/77	30	33
	Energy Transfer Partners LP	5.950%	2/1/15	247	260
	Energy Transfer Partners LP	6.125%	2/15/17	515	576

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Energy Transfer Partners LP	6.700%	7/1/18	802	931
	Energy Transfer Partners LP	4.150%	10/1/20	275	280
	Kinder Morgan Energy Partners LP	5.625%	2/15/15	220	231
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	670	702
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	395	444
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	230	262
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	300	297
	Magellan Midstream Partners LP	6.450%	6/1/14	100	102
	Nisource Finance Corp.	6.400%	3/15/18	306	352
	ONEOK Partners LP	3.200%	9/15/18	230	235
	Sempra Energy	6.500%	6/1/16	850	955
	Sempra Energy	2.300%	4/1/17	945	960
	Sempra Energy	6.150%	6/15/18	330	380
	Southern California Gas Co.	5.500%	3/15/14	200	202
6	Southern Natural Gas Co. LLC	5.900%	4/1/17	270	303
	Spectra Energy Partners LP	2.950%	9/25/18	230	233
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	125	128

	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	210	239
					53,197
Total Corporate Bonds (Cost $655,026)					659,554
Sovereign Bonds (U.S. Dollar-Denominated) (8.8%)
6	Abu Dhabi National Energy Co.	4.750%	9/15/14	300	307
	Abu Dhabi National Energy Co.	4.125%	3/13/17	200	212
6	Banco de Costa Rica	5.250%	8/12/18	200	199
6	Banco del Estado de Chile	2.000%	11/9/17	200	197
6	Banco do Brasil SA	4.500%	1/22/15	500	512
	Banco do Brasil SA	3.875%	1/23/17	400	409
6	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	400	408
6	Banco Nacional de Desenvolvimento
	Economico e Social	3.375%	9/26/16	100	101
6	Bank Nederlandse Gemeenten	1.375%	3/23/15	400	405
6	Bank Nederlandse Gemeenten	2.500%	1/23/23	50	46
6	Bermuda	4.138%	1/3/23	200	191
6	Bermuda	4.854%	2/6/24	200	200
6	Caisse d’Amortissement
	de la Dette Sociale	1.750%	2/24/15	150	152
6	Caisse d’Amortissement
	de la Dette Sociale	1.375%	1/29/18	125	123
6	Caixa Economica Federal	2.375%	11/6/17	125	116
6	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	200	192
6	CNPC General Capital Ltd.	2.750%	4/19/17	125	127
	Corp. Andina de Fomento	3.750%	1/15/16	1,830	1,901
	Corp. Andina de Fomento	5.750%	1/12/17	100	110
6	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	148
6	Corp. Nacional del Cobre de Chile	4.750%	10/15/14	100	103
6	Corp. Nacional del Cobre de Chile	7.500%	1/15/19	300	358
6	Corp. Nacional del Cobre de Chile	3.750%	11/4/20	225	224
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	200	196
6	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	600	587
6	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	200	180
6	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	400	397
[10]	Development Bank of Japan Inc.	2.750%	3/15/16	100	104
[10]	Development Bank of Japan Inc.	5.125%	2/1/17	200	224
6	Development Bank of Kazakhstan JSC	5.500%	12/20/15	300	318
[6,11] Dexia Credit Local SA		2.750%	4/29/14	700	700
[6,11] Dexia Credit Local SA		1.250%	10/18/16	300	300
6	Electricite de France SA	5.500%	1/26/14	30	30
6	Emirate of Abu Dhabi	5.500%	4/8/14	430	435
	European Bank for Reconstruction
	& Development	1.625%	9/3/15	50	51
	European Investment Bank	2.875%	1/15/15	500	513
	European Investment Bank	2.750%	3/23/15	250	257
	European Investment Bank	1.625%	9/1/15	275	281
	Export-Import Bank of Korea	8.125%	1/21/14	150	150
6	Export-Import Bank of Korea	5.250%	2/10/14	65	65

	Export-Import Bank of Korea	5.875%	1/14/15	630	662
	Export-Import Bank of Korea	5.125%	3/16/15	400	419
	Export-Import Bank of Korea	4.125%	9/9/15	775	813
	Export-Import Bank of Korea	3.750%	10/20/16	705	747
	Export-Import Bank of Korea	4.000%	1/11/17	400	424
	Export-Import Bank of Korea	2.875%	9/17/18	300	301
6	Federation of Malaysia	2.991%	7/6/16	125	130
	Federative Republic of Brazil	7.875%	3/7/15	875	938
	Federative Republic of Brazil	6.000%	1/17/17	505	559
3	Federative Republic of Brazil	8.000%	1/15/18	550	610
6	Gazprom OAO Via Gaz Capital SA	5.092%	11/29/15	1,000	1,063
6	Hrvatska Elektroprivreda	6.000%	11/9/17	75	76
	Hydro-Quebec	2.000%	6/30/16	550	565
6	Industrial Bank of Korea	7.125%	4/23/14	150	153
[10]	Japan Bank for International
	Cooperation	2.875%	2/2/15	400	411
[10]	Japan Bank for International
	Cooperation	1.875%	9/24/15	1,250	1,280
[10]	Japan Bank for International
	Cooperation	2.500%	1/21/16	500	518
[10]	Japan Bank for International
	Cooperation	2.500%	5/18/16	1,000	1,040
[10]	Japan Bank for International
	Cooperation	2.250%	7/13/16	910	942
[10]	Japan Bank for International
	Cooperation	1.750%	7/31/18	700	694
[10]	Japan Bank for International
	Cooperation	1.750%	11/13/18	750	741
[10]	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	100	105
[10]	Japan Finance Organization
	for Municipalities	4.000%	1/13/21	250	267
6	KazMunaiGaz Finance Sub BV	11.750%	1/23/15	100	110
[12]	KFW	2.750%	10/21/14	750	765
6	Kingdom of Spain	4.000%	3/6/18	1,100	1,118
6	Kommunalbanken AS	2.375%	1/19/16	125	129
6	Kommunalbanken AS	0.875%	10/3/16	225	224
6	Kommunalbanken AS	1.125%	5/23/18	700	676
	Korea Development Bank	8.000%	1/23/14	450	452
	Korea Development Bank	4.375%	8/10/15	290	305
	Korea Development Bank	1.000%	1/22/16	200	199
	Korea Development Bank	3.250%	3/9/16	450	468
	Korea Development Bank	4.000%	9/9/16	200	213
	Korea Development Bank	3.875%	5/4/17	675	712
	Korea Development Bank	3.500%	8/22/17	575	599
	Korea Development Bank	1.500%	1/22/18	400	385
6	Korea Electric Power Corp.	3.000%	10/5/15	200	205
6	Korea Expressway Corp.	5.125%	5/20/15	100	105
	Korea Finance Corp.	3.250%	9/20/16	200	209
	Korea Finance Corp.	2.250%	8/7/17	275	275
6	Korea Hydro & Nuclear Power Co. Ltd.	6.250%	6/17/14	200	205
6	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	100	103
6	Korea National Oil Corp.	2.875%	11/9/15	100	103
6	Korea National Oil Corp.	4.000%	10/27/16	525	559
6	Korea Resources Corp.	2.125%	5/2/18	125	121
6	Korea Western Power Co. Ltd.	2.875%	10/10/18	200	199
	Nordic Investment Bank	2.500%	7/15/15	1,000	1,033
	North American Development Bank	2.300%	10/10/18	150	148
[13]	Oesterreichische Kontrollbank AG	1.375%	1/21/14	125	125
[13]	Oesterreichische Kontrollbank AG	4.500%	3/9/15	200	210
[13]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	1,600	1,635
[13]	Oesterreichische Kontrollbank AG	2.000%	6/3/16	650	669
	Pemex Project Funding Master Trust	5.750%	3/1/18	725	808
6	Perusahaan Penerbit SBSN Indonesia	4.000%	11/21/18	200	196
	Petrobras Global Finance BV	3.000%	1/15/19	200	187
	Petrobras International Finance Co.	7.750%	9/15/14	275	287
	Petrobras International Finance Co.	2.875%	2/6/15	500	507
	Petrobras International Finance Co.	3.875%	1/27/16	755	775
	Petrobras International Finance Co.	6.125%	10/6/16	275	298

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Petrobras International Finance Co.	3.500%	2/6/17	1,450	1,465
	Petrobras International Finance Co.	5.875%	3/1/18	1,630	1,733
	Petrobras International Finance Co.	5.750%	1/20/20	480	494
	Petroleos Mexicanos	4.875%	3/15/15	575	602
	Petroleos Mexicanos	3.500%	7/18/18	670	688
	Petroleos Mexicanos	8.000%	5/3/19	100	121
	Petroleos Mexicanos	6.000%	3/5/20	100	111
[3,6]	Petroleum Co. of Trinidad
	& Tobago Ltd.	6.000%	5/8/22	53	56
6	Petronas Capital Ltd.	5.250%	8/12/19	400	439
	Petronas Global Sukuk Ltd.	4.250%	8/12/14	200	204
	Province of British Columbia	2.100%	5/18/16	200	206
	Province of British Columbia	1.200%	4/25/17	225	225
	Province of Manitoba	2.625%	7/15/15	185	191
	Province of Manitoba	1.300%	4/3/17	775	780
	Province of New Brunswick	2.750%	6/15/18	25	26
	Province of Nova Scotia	2.375%	7/21/15	1,180	1,213
	Province of Ontario	1.375%	1/27/14	900	900
	Province of Ontario	4.100%	6/16/14	550	558
	Province of Ontario	0.950%	5/26/15	975	982
	Province of Ontario	2.700%	6/16/15	2,405	2,482
	Province of Ontario	1.875%	9/15/15	1,125	1,151
	Province of Ontario	4.750%	1/19/16	250	270
	Province of Ontario	2.300%	5/10/16	2,975	3,072
	Province of Ontario	1.000%	7/22/16	350	350
	Province of Ontario	1.600%	9/21/16	1,850	1,881
	Province of Ontario	1.100%	10/25/17	605	598
	Province of Ontario	1.200%	2/14/18	300	294
	Province of Ontario	3.000%	7/16/18	275	287
	Province of Ontario	2.450%	6/29/22	180	165
6	Qtel International Finance Ltd.	3.375%	10/14/16	375	391
6	Qtel International Finance Ltd.	3.250%	2/21/23	125	112
	Quebec	4.875%	5/5/14	50	51
	Quebec	4.600%	5/26/15	250	264
	Quebec	5.000%	3/1/16	250	273
	Quebec	3.500%	7/29/20	250	259
	Quebec	2.750%	8/25/21	715	689
	Quebec	2.625%	2/13/23	150	137
[3,6]	Ras Laffan Liquefied
	Natural Gas Co. Ltd. II	5.298%	9/30/20	142	152
6	Ras Laffan Liquefied
	Natural Gas Co. Ltd. III	5.500%	9/30/14	275	283
6	Republic of Austria	1.750%	6/17/16	250	256
	Republic of Chile	3.250%	9/14/21	225	220
	Republic of Colombia	8.250%	12/22/14	900	957
	Republic of Colombia	7.375%	1/27/17	1,425	1,649
	Republic of Colombia	7.375%	3/18/19	500	601
	Republic of Hungary	5.750%	11/22/23	100	98
6	Republic of Iceland	4.875%	6/16/16	100	104
6	Republic of Indonesia	10.375%	5/4/14	250	257
6	Republic of Indonesia	6.875%	3/9/17	275	305
	Republic of Indonesia	6.875%	3/9/17	100	111
	Republic of Indonesia	6.875%	1/17/18	200	224
6	Republic of Indonesia	6.625%	2/17/37	100	101
	Republic of Italy	3.125%	1/26/15	1,425	1,459
	Republic of Italy	4.750%	1/25/16	1,855	1,976
	Republic of Italy	5.250%	9/20/16	1,450	1,581
	Republic of Italy	5.375%	6/12/17	375	411
	Republic of Korea	5.750%	4/16/14	400	406
	Republic of Korea	4.875%	9/22/14	575	593
	Republic of Korea	5.125%	12/7/16	250	278
	Republic of Panama	7.250%	3/15/15	119	127
	Republic of Panama	5.200%	1/30/20	1,575	1,711
	Republic of Peru	9.875%	2/6/15	500	548
	Republic of Peru	8.375%	5/3/16	100	115
	Republic of Poland	5.250%	1/15/14	125	125
	Republic of Poland	3.875%	7/16/15	920	961
	Republic of Poland	5.000%	3/23/22	175	186
6	Republic of Romania	4.375%	8/22/23	200	192

6	Republic of Serbia	5.875%	12/3/18	225	228
	Republic of South Africa	6.500%	6/2/14	100	102
	Republic of South Africa	5.500%	3/9/20	125	133
	Republic of Turkey	7.250%	3/15/15	425	446
	Republic of Turkey	7.000%	9/26/16	2,735	3,002
	Republic of Turkey	7.500%	7/14/17	100	112
	Republic of Turkey	6.750%	4/3/18	200	217
	Republic of Turkey	3.250%	3/23/23	540	445
6	Rosneft Finance SA	6.625%	3/20/17	100	111
6	Rosneft Finance SA	7.875%	3/13/18	300	346
	Rosneft Finance SA	7.875%	3/13/18	100	116
	Russian Federation	3.625%	4/29/15	100	103
6	Russian Federation	3.500%	1/16/19	300	303
	Russian Federation	3.500%	1/16/19	600	611
3	Russian Federation	7.500%	3/31/30	983	1,144
	Sberbank of Russia Via SB Capital SA	5.400%	3/24/17	400	428
6	Sinopec Group Overseas
	Development 2013 Ltd.	4.375%	10/17/23	600	590
	State of Israel	5.125%	3/1/14	125	126
	State of Israel	5.500%	11/9/16	125	140
	State of Israel	4.000%	6/30/22	200	206
6	State of Qatar	5.150%	4/9/14	100	101
6	State of Qatar	4.000%	1/20/15	500	517
	Statoil ASA	1.800%	11/23/16	100	103
	Statoil ASA	3.125%	8/17/17	175	184
	Statoil ASA	1.200%	1/17/18	150	146
	Svensk Exportkredit AB	1.750%	10/20/15	1,550	1,584
	Svensk Exportkredit AB	2.125%	7/13/16	600	618
	Svensk Exportkredit AB	1.750%	5/30/17	100	102
6	TDIC Finance Ltd.	6.500%	7/2/14	125	129
6	Temasek Financial I Ltd.	4.300%	10/25/19	250	272
6	Transnet SOC Ltd.	4.500%	2/10/16	100	104
6	Turkiye Halk Bankasi AS	4.875%	7/19/17	200	196
	United Mexican States	5.875%	2/17/14	826	830
	United Mexican States	5.625%	1/15/17	999	1,114
	United Mexican States	5.750%	10/12/10	400	364
	VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	2,450	2,612
	VTB Bank OJSC Via VTB Capital SA	6.875%	5/29/18	650	709
Total Sovereign Bonds (Cost $98,059)					98,605
Taxable Municipal Bonds (0.7%)
	California Department of Water
	Resources Water System Revenue
	(Central Valley Project)	1.871%	12/1/19	200	188
	California GO	5.250%	4/1/14	150	152
	California GO	5.950%	3/1/18	650	738
	California GO	6.200%	10/1/19	350	408
	Colorado Housing & Finance Authority
	Employment Compensation Special
	Assessment Revenue	1.600%	5/15/16	400	407
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	1.298%	7/1/16	200	200
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.107%	7/1/18	150	146
	George Washington University
	District of Columbia GO	3.485%	9/15/22	200	192
	Harris County TX Toll Road Revenue	1.361%	8/15/17	250	241
	Illinois GO	4.511%	3/1/15	205	213
	Illinois GO	4.961%	3/1/16	700	748
	Illinois GO	5.365%	3/1/17	220	237
	JobsOhio Beverage System
	Statewide Liquor Profits Revenue	2.217%	1/1/19	150	143
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-EGSL	3.220%	2/1/21	750	781
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-ELL	3.450%	2/1/22	350	368

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Mississippi GO
	(Nissan North America, Inc. Project)	0.869%	11/1/17	300	301
5	New Mexico Educational Assistance
	Foundation 2013-1	0.869%	1/2/25	598	596
	Smithsonian Institute
	Washington DC GO	3.434%	9/1/23	150	149
5	South Carolina Public Service
	Authority Revenue	1.044%	6/1/15	500	501
	University of California Revenue	2.054%	5/15/18	100	99
	University of California Revenue	1.745%	5/15/19	250	240
5	University of California Revenue	0.749%	7/1/41	500	500
Total Taxable Municipal Bonds (Cost $7,507)					7,548
Tax-Exempt Municipal Bonds (1.0%)
	Arizona Transportation Board
	Highway Revenue	5.000%	7/1/36	100	105
	Arizona Transportation Board
	Highway Revenue	5.000%	7/1/37	200	209
	Arizona Transportation Board
	Highway Revenue	5.000%	7/1/38	130	136
	Bay Area Toll Authority California
	Toll Bridge Revenue
	(San Francisco Bay Area)	5.000%	4/1/43	100	100
	California GO	5.000%	4/1/43	190	193
[14]	California Housing Finance Agency
	Multifamily Housing Revenue VRDO	0.050%	2/1/37	500	500
	Cary NC Combined Enterprise
	System Revenue	5.000%	12/1/42	160	169
	Contra Costa CA Community College
	District GO	5.000%	8/1/38	120	125
	District of Columbia Water & Sewer
	Authority Public Utility Revenue	5.000%	10/1/37	265	276
	Houston TX Community College
	System GO	5.000%	2/15/43	170	177
	Houston TX Utility System Revenue	5.000%	11/15/38	85	88
	Los Angeles CA Department of Water
	& Power Revenue	5.000%	7/1/37	100	105
	Los Angeles CA Department of Water
	& Power Revenue	5.000%	7/1/43	260	269
	Los Angeles CA Wastewater System
	Revenue	5.000%	6/1/35	240	253
	Massachusetts GO	5.000%	8/1/37	415	433
	Massachusetts GO	5.000%	8/1/41	835	865
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.000%	5/15/38	210	220
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.000%	10/15/41	200	208
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.000%	5/15/43	140	146
	New York City NY GO	5.000%	3/1/37	85	88
	New York City NY Industrial
	Development Agency Special Facility
	Revenue (American Airlines Inc.
	John F. Kennedy International
	Airport Project)	7.500%	8/1/16	220	233
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.000%	6/15/44	245	250
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.000%	6/15/45	165	169
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.000%	6/15/47	330	337
	New York City NY Transitional
	Finance Authority Future Tax Revenue	5.000%	2/1/42	270	277

New York City NY Transitional
Finance Authority Future Tax Revenue	5.000%	5/1/42	240	247
New York State Dormitory Authority
Revenue (Personal Income Tax)	5.000%	2/15/42	165	169
New York State Dormitory Authority
Revenue (Personal Income Tax)	5.000%	3/15/42	250	256
New York State Dormitory Authority
Revenue (Personal Income Tax)	5.000%	2/15/43	85	87
New York State Environmental
Facilities Corp. Revenue
(State Revolving Funds)	5.000%	11/15/38	235	248
San Antonio TX Water Revenue	5.000%	5/15/40	420	439
San Diego CA Community College
District GO	5.000%	8/1/43	565	591
St. Louis MO Metropolitan Sewer
District Wastewater System Revenue	5.000%	5/1/42	425	446
University of California Revenue	5.000%	5/15/36	130	136
University of California Revenue	5.000%	5/15/39	255	266
University of Colorado Enterprise
System Revenue	5.000%	6/1/37	120	125
University of Virginia Revenue	5.000%	6/1/43	250	265
University of Washington Revenue	5.000%	7/1/41	420	439
Washington GO	5.000%	8/1/37	469	494
Washington GO	5.000%	8/1/38	500	525
Total Tax-Exempt Municipal Bonds (Cost $10,541)				10,664

			Shares
Convertible Preferred Stocks (0.0%)
8 Lehman Brothers Holdings Inc. Pfd.
(Cost $694)	7.250%		700	—
Temporary Cash Investment (1.7%)
Money Market Fund (1.7%)
[15] Vanguard Market Liquidity Fund
(Cost $19,240)	0.125%		19,240,343 19,240

			Contracts[16]
Expiration Date			($000)
Swaption Contracts Purchased (0.0%)
Put Swaption Contracts (0.0%)
Pay a fixed rate of 3.875% and
receive a floating rate based on
3-month LIBOR. Counterparty is
Morgan Stanley.	2/3/14		1,000	9
Pay a fixed rate of 4.140% and
receive a floating rate based on
3-month LIBOR. Counterparty is
Wells Fargo.	2/24/14		800	3
Pay a fixed rate of 3.253% and
receive a floating rate based on
3-month LIBOR. Counterparty is
Goldman Sachs.	2/3/14		600	3
Pay a fixed rate of 4.085% and
receive a floating rate based on
3-month LIBOR. Counterparty is
Morgan Stanley.	2/20/14		600	2
Pay a fixed rate of 3.493% and
receive a floating rate based on
3-month LIBOR. Counterparty is
Morgan Stanley.	2/20/14		300	1
Pay a fixed rate of 3.590% and
receive a floating rate based on
3-month LIBOR. Counterparty is
Wells Fargo.	2/24/14		300	—
Total Swaption Contracts Purchased (Cost $77)				18
Total Investments (99.6%) (Cost $1,111,711)			1,115,974

Vanguard Short-Term Investment-Grade Portfolio

			Market
		Contracts[16]	Value•
	Expiration Date	($000)	($000)
Liability for Swaption Contracts Written (0.0%)
Put Swaption Contracts (0.0%)
Receive a fixed rate of 4.625%
and pay a floating rate based on a
3-month LIBOR. Counterparty
is Morgan Stanley.	2/3/14	1,000	—
Receive a fixed rate of 4.003%
and pay a floating rate based on a
3-month LIBOR. Counterparty
is Goldman Sachs.	2/3/14	600	—
Receive a fixed rate of 4.890%
and pay a floating rate based on a
3-month LIBOR. Counterparty
is Wells Fargo.	2/24/14	800	—
Receive a fixed rate of 4.835%
and pay a floating rate based on a
3-month LIBOR. Counterparty
is Morgan Stanley.	2/20/14	600	—
Receive a fixed rate of 4.243%
and pay a floating rate based on a
3-month LIBOR. Counterparty
is Morgan Stanley.	2/20/14	300	—
Receive a fixed rate of 4.340%
and pay a floating rate based on a
3-month LIBOR. Counterparty
is Wells Fargo.	2/24/14	300	—
Total Liability for Swaption Contracts Written (Premium received $16)			—
Other Assets and Liabilities (0.4%)
Other Assets			19,718
Liabilities			(15,176)
			4,542
Net Assets (100%)
Applicable to 104,930,272 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,120,516
Net Asset Value Per Share			$10.68

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,093,028
Undistributed Net Investment Income	17,758
Accumulated Net Realized Gains	4,002
Unrealized Appreciation (Depreciation)
Investment Securities	4,322
Futures Contracts	1,133
Swaptions	(43)
Swap Contracts	316
Net Assets	1,120,516

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,202,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $200,000 have been segregated as initial margin for open cleared swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At December 31, 2013, the aggregate value of these securities was $133,726,000, representing 11.9% of net assets.
7 Security made only partial principal and/or interest payments during the period ended December 31, 2013.
8 Non-income-producing security—security in default.
9 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
10 Guaranteed by the Government of Japan.
11 Guaranteed by multiple countries.
12 Guaranteed by the Federal Republic of Germany.
13 Guaranteed by the Republic of Austria.
14 Scheduled principal and interest payments are guaranteed by bank letter of credit.
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
16 One contract represents a notional amount of $1.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends	6
Interest[1]	21,636
Total Income	21,642
Expenses
The Vanguard Group—Note B
Investment Advisory Services	104
Management and Administrative	1,748
Marketing and Distribution	200
Custodian Fees	36
Auditing Fees	36
Shareholders’ Reports	24
Trustees’ Fees and Expenses	1
Total Expenses	2,149
Net Investment Income	19,493
Realized Net Gain (Loss)
Investment Securities Sold	4,091
Futures Contracts	291
Swaptions and Options
on Futures Contracts	(33)
Swap Contracts	410
Realized Net Gain (Loss)	4,759
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(14,586)
Futures Contracts	1,150
Swaptions and Options
on Futures Contracts	(41)
Swap Contracts	197
Change in Unrealized Appreciation
(Depreciation)	(13,280)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,972

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,493	22,101
Realized Net Gain (Loss)	4,759	10,960
Change in Unrealized Appreciation (Depreciation)	(13,280)	11,146
Net Increase (Decrease) in Net Assets Resulting from Operations	10,972	44,207
Distributions
Net Investment Income	(22,634)	(25,949)
Realized Capital Gain [2]	(8,669)	—
Total Distributions	(31,303)	(25,949)
Capital Share Transactions
Issued	273,737	183,799
Issued in Lieu of Cash Distributions	31,303	25,949
Redeemed	(222,694)	(160,014)
Net Increase (Decrease) from Capital Share Transactions	82,346	49,734
Total Increase (Decrease)	62,015	67,992
Net Assets
Beginning of Period	1,058,501	990,509
End of Period[3]	1,120,516	1,058,501

1 Interest income from an affiliated company of the portfolio was $32,000.
2 Includes fiscal 2013 short-term gain distributions totaling $2,890,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $17,758,000 and $20,837,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.89	$10.71	$10.97	$10.74	$9.95
Investment Operations
Net Investment Income	.190	.233	.258	.335	.404[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.075)	.232	(.043)	.215	.913
Total from Investment Operations	.115	.465	.215	.550	1.317
Distributions
Dividends from Net Investment Income	(.235)	(.285)	(.370)	(.320)	(.470)
Distributions from Realized Capital Gains	(.090)	—	(.105)	—	(.057)
Total Distributions	(.325)	(.285)	(.475)	(.320)	(.527)
Net Asset Value, End of Period	$10.68	$10.89	$10.71	$10.97	$10.74

Total Return	1.08%	4.42%	2.02%	5.22%	13.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,121	$1,059	$991	$895	$849
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.81%	2.18%	2.51%	3.07%	3.92%
Portfolio Turnover Rate	112%	79%	50%	59%	59%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Vanguard Short-Term Investment-Grade Portfolio

2. Futures and Options: The portfolio may use futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2013, the portfolio’s average investments in long and short futures contracts represented 3% and 6% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2013, the portfolio’s average value of options purchased and options written each represented less than 1% of net assets, based on quarterly average market values.

3. Swaptions: The portfolio may enter into swaptions to adjust the portfolio’s sensitivity to interest rates. The portfolio may purchase a swaption from a counterparty whereby the portfolio has the right to enter into an interest rate swap in which the portfolio will pay a fixed rate and receive a floating rate, each applied to a notional amount. The portfolio may also sell a swaption to a counterparty whereby the portfolio grants the counterparty the right to enter into an interest rate swap in which the portfolio will pay a floating rate and receive a fixed rate, each applied to a notional amount.

Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset in the Statement of Net Assets and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded as an asset with an equal liability in the Statement of Net Assets and is subsequently adjusted daily based on the current market value of the swaption. Fluctuations in the value of swaptions are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

The primary risk associated with purchasing swaptions is that interest rates move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling swaptions is that interest rates move in such a way that the swaption is in-the-money, the counterparty exercises the swaption and the resulting interest rate swap results in a negative cash-flow to the portfolio in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swaption contract. The portfolio mitigates its counterparty risk by only entering into swaptions with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of

Vanguard Short-Term Investment-Grade Portfolio

a counterparty’s default (including bankruptcy), the portfolio may terminate any swaption contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swaption contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged.

Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swaption contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended December 31, 2013, the portfolio’s average value of swaptions purchased and swaptions written each represented less than 1% of net assets, based on quarterly average market values.

4. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio may enter into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the

Vanguard Short-Term Investment-Grade Portfolio

portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio may also enter into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended December 31, 2013, the portfolio’s average amounts of credit protection sold and credit protection purchased each represented less than 1% of net assets, based on quarterly average notional amounts. The average total amount of interest rate swaps represented 5% of net assets, based on quarterly average notional amounts.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $127,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Short-Term Investment-Grade Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	95,907	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	224,363	75
Corporate Bonds	—	656,304	3,250
Sovereign Bonds	—	98,605	—
Taxable Municipal Bonds	—	7,548	—
Tax-Exempt Municipal Bonds	—	10,664	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	19,240	—	—
Swaption Contracts Purchased	—	18	—
Swaption Contracts Written	—	—	—
Futures Contracts—Assets[1]	155	—	—
Futures Contracts—Liabilities[1]	(18)	—	—
Swap Contracts—Assets	—	418	—
Swap Contracts—Liabilities	—[1]	(118)	—
Total	19,377	1,093,709	3,325
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	478	113	591

Liabilities	(18)	(118)	(136)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2013, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	291	---	291
Swaptions and Options on Futures Contracts	(33)	---	(33)
Swap Contracts	196	214	410
Realized Net Gain (Loss) on Derivatives	454	214	668

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,150	---	1,150
Swaptions and Options on Futures Contracts	(41)	---	(41)
Swap Contracts	264	(67)	197
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,373	(67)	1,306

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2014	(675)	(80,536)	904
2-Year U.S. Treasury Note	March 2014	269	59,130	(106)
10-Year U.S. Treasury Note	March 2014	(77)	(9,475)	170
30-Year U.S. Treasury Bond	March 2014	(66)	(8,469)	127
Ultra Long U.S. Treasury Bond	March 2014	(14)	(1,908)	38
				1,133

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2013, the portfolio had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group Inc./Baa1	12/20/16	JPMC	260	1	1.000	7
Altria Group Inc./Baa1	12/20/16	BOANA	260	1	1.000	8
Bank of America Corp./Baa2	12/20/17	MSCS	420	12	1.000	19
Boeing Co./A2	9/20/18	GSCM	115	(2)	1.000	2
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	370	15	1.000	20
Energy Transfer Partners LP/Baa3	9/20/18	JPMC	190	1	1.000	2
Energy Transfer Partners LP/Baa3	9/20/18	JPMC	180	1	1.000	2
Federation of Malaysia/A3	3/20/19	DBAG	600	2	1.000	(2)
Federative Republic of Brazil/Baa2	3/20/19	GSCM	400	16	1.000	(2)
Goldman Sachs Group Inc./Baa1	12/20/17	MSCS	240	8	1.000	10
Hartford Financial Services
Group Inc./Baa3	3/20/18	GSCM	250	1	1.000	4
Kinder Morgan Energy
Partners LP/Baa2	6/20/18	CSFBI	250	(3)	1.000	1
Kinder Morgan Energy
Partners LP/Baa2	9/20/18	CSFBI	190	(1)	1.000	2
Kohls Corp./Baa1	6/20/18	JPMC	120	2	1.000	2
Kohls Corp./Baa1	9/20/18	BOANA	120	2	1.000	2
National Rural Utilities
Cooperative Finance Corp./A2	12/20/17	CSFBI	480	(5)	1.000	7
National Rural Utilities
Cooperative Finance Corp./A2	12/20/17	CSFBI	100	(1)	1.000	1
Republic of Chile/Aa3	12/20/18	BARC	200	(1)	1.000	1
Republic of Indonesia/Baa3	12/20/18	GSCM	175	10	1.000	—
Republic of Indonesia/Baa3	3/20/19	JPMC	350	19	1.000	(4)
Royal Bank of Scotland plc/A3	3/20/17	GSCM	250	(3)	3.000	15
Royal Bank of Scotland plc/A3	12/20/18	BOANA	460	10	1.000	8
Russian Federation/Baa1	3/20/19	DBAG	200	6	1.000	—
			6,180			105

Vanguard Short-Term Investment-Grade Portfolio

Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Purchased
Bank of America Corp.	12/20/14	DBAG	170	(1)	(1.000)	(2)
Bank of America Corp.	12/20/14	BARC	300	(1)	(1.000)	(3)
Bank of America Corp.	12/20/14	BARC	170	(1)	(1.000)	(2)
Citigroup Inc.	6/20/14	BOANA	1120	(5)	(5.000)	(30)
Computer Sciences Corp.	9/20/15	MSCS	185	12	(5.000)	(4)
Computer Sciences Corp.	9/20/15	BARC	185	12	(5.000)	(4)
El Du Pont De Nemours & Co.	9/20/18	GSCM	125	3	(1.000)	(1)
El Du Pont De Nemours & Co.	9/20/18	BARC	125	3	(1.000)	(1)
El Du Pont De Nemours & Co.	9/20/18	DBAG	125	3	(1.000)	(1)
El Du Pont De Nemours & Co.	9/20/18	BNPSW	125	3	(1.000)	(1)
El Du Pont De Nemours & Co.	9/20/18	CSFBI	165	4	(1.000)	(1)
Federal Express Corp.	12/20/18	GSCM	520	8	(1.000)	(3)
Morgan Stanley	9/20/15	BARC	200	(4)	(1.000)	(6)
Plains All American Pipeline LP	3/20/18	CSFBI	480	1	(1.000)	(11)
Plains All American Pipeline LP	6/20/18	CSFBI	210	1	(1.000)	(4)
PPG Industries Inc.	3/20/18	GSCM	600	8	(1.000)	(12)
Republic of Colombia	12/20/18	GSCM	200	(2)	(1.000)	(1)
Republic of Korea	9/20/18	JPMC	200	2	(1.000)	(2)
Republic of Panama	3/20/19	MSCS	500	(4)	(1.000)	(2)
Republic of Turkey	3/20/19	GSCM	200	(14)	(1.000)	—
Republic of Turkey	3/20/19	BARC	200	(14)	(1.000)	(1)
Skandinaviska Enskilda Banken AB	6/20/18	BOANA	260	1	(1.000)	(4)
United Mexican States	12/20/18	GSCM	500	(2)	(1.000)	(5)
United Mexican States	12/20/18	GSCM	400	(1)	(1.000)	(4)
United Mexican States	12/20/18	DBAG	100	(1)	(1.000)	(1)
Wells Fargo	3/20/15	GSCM	280	(1)	(1.000)	(4)
						(110)
						(5)
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Vanguard Short-Term Investment-Grade Portfolio

Centrally Cleared Interest Rate Swaps
		Fixed	Floating
		Interest Rate	Interest Rate	Unrealized
	Notional	Received	Received	Appreciation
	Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	($000)	(%)	(%)	($000)
7/15/14	6,000	(0.181)	0.169[2]	—
3/15/15	1,000	0.326	(0.167)[1]	1
6/15/15	4,000	0.443	(0.167)[1]	7
2/15/16	2,250	0.700	(0.167)[1]	12
3/15/16	4,000	0.579	(0.167)[1]	8
6/15/16	4,000	0.446	(0.243)[2]	(12)
				16

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[3]	($000)	(%)	(%)	($000)
3/15/14	WFC	250	0.519	(0.243)[2]	—
10/14/14	WFC	180	1.861	(0.243)[2]	2
2/7/15	BARC	2,000	0.335	(0.168)[1]	2
4/1/15	BNPSW	145	0.407	(0.248)[2]	—
11/7/15	BOANA	5,000	0.375	(0.168)[1]	—
11/7/15	BOANA	5,000	0.374	(0.168)[1]	—
6/1/16	WFC	350	2.910	(0.239)[2]	19
6/1/16	WFC	25	0.566	(0.239)[2]	—
11/7/17	BOANA	3,000	(0.723)	0.168[1]	55
11/7/17	BOANA	4,000	(0.716)	0.168 [1]	74
2/7/18	BARC	3,000	(0.957)	0.168 [1]	45
2/7/19	WFC	4,000	(1.220)	0.168 [1]	108
					305
1 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
WFC—Wells Fargo Bank N.A.

At December 31, 2013, counterparties had deposited in segregated accounts securities with a value of $200,000 in connection with open swap contracts. In the event of default or bankruptcy by a counterparty, the portfolio may sell or retain the securities, however such action may be subject to legal proceedings.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $62,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2013, the portfolio had $19,939,000 of ordinary income and $4,857,000 of long-term capital gains available for distribution.

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2013, the cost of investment securities for tax purposes was $1,112,465,000. Net unrealized appreciation of investment securities for tax purposes was $3,509,000, consisting of unrealized gains of $11,198,000 on securities that had risen in value since their purchase and $7,689,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2013, the portfolio purchased $533,875,000 of investment securities and sold $483,141,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $658,135,000 and $655,154,000, respectively.

The following table summarizes the portfolio’s options on futures and swaptions contracts written during the year ended December 31, 2013:

	Options on Futures Contracts		Swaptions Contracts
		Premiums	Number of	Premiums
	Number of	Received	Contracts	Received
Options	Contracts	($000)	($000)	($000)
Balance at December 31, 2012	—	—	—	—
Options written	473	269	3,600	16
Options expired	—	—	—	—
Options closed	(473)	(269)	—	—
Options exercised	—	—	—	—
Options open at December 31, 2013	—	—	3,600	16

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	25,634	17,060
Issued in Lieu of Cash Distributions	2,950	2,450
Redeemed	(20,833)	(14,848)
Net Increase (Decrease) in Shares Outstanding	7,751	4,662

At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 87% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Short-Term Investment-Grade Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Investment-Grade Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard Short-
Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $5,779,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,016.18	$1.02
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.20	1.02

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Small Company Growth Portfolio

Small-company growth stocks were one of the market’s sweet spots in 2013. Building on this favorable trend, Vanguard Small Company Growth Portfolio returned an exceptional 46.54%. This placed it several steps ahead of its comparative standards and ranked as its second-highest annual return since inception.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Some expected, and unexpected, industry groups performed well

The information technology and health care sectors, traditionally fertile hunting ground for growth stocks, helped propel results. Together, these industry groups accounted for about half the market value of the portfolio’s assets and contributed even more of its return. Consumer staples companies, a relatively small stake not often associated with growth-stock investing, notched the second-highest sector return, behind health care—both exceeded 65%.

The advisors’ overweighting of health care and technology holdings was rewarded with returns that were significantly higher than those of their benchmark counterparts. The relatively small materials sector also provided a helpful boost, but consumer discretionary holdings lagged a bit.

For more on the portfolio’s strategy and positioning, please see the Advisors’ Report that follows. Also, Vanguard expresses its appreciation to John Granahan, co-founder and chairman of Granahan Investment Management and a manager of the Small Company Growth Portfolio since its inception. Jack remains chairman of the firm, but at year-end he handed off portfolio management responsibilities to his longtime co-managers.

Through a challenging decade, the portfolio proved competitive

Over a decade punctuated by periods of major volatility, including the trauma of the 2008–2009 financial crisis, Vanguard Small Company Growth Portfolio outperformed its comparative standards with an average annual return of 10.25%. Small-company growth stocks rotated in and out of favor during the last ten years, but the portfolio has been skillfully guided by its experienced advisors.

Combining diversity of thought with low costs brings benefits

Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity portfolios. Just as we recommend diversification within and across asset classes for an investor’s overall investments, we think significant benefits can accrue from using multiple advisors for a single portfolio: diversity of investment process and style, thought, and holdings.

All these elements have the potential to result in less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

Conventional wisdom, however, suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case, because low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance?, available at vanguard.com/research.)

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Small Company Growth Portfolio	46.54%	10.25%
Russell 2500 Growth Index	40.65	10.11
Variable Insurance Small-Cap Growth Funds Average[1]	41.94	8.85

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.44%	1.05%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the Small Company Growth Portfolio’s expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 46.54% in 2013, outpacing both the 40.65% return of its benchmark, the Russell 2500 Growth Index, and the 41.94% average return of peers. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2013 and of the effect of this environment on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on January 13, 2014.

Granahan Investment
Management, Inc.

Portfolio Managers:
Gary C. Hatton, CFA,
Co-Founder and Chief Investment Officer

Jane M. White,
Co-Founder, President, and
Chief Executive Officer

Jennifer M. Pawloski

John V. Schneider, CFA

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	68	950	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Equity	29	404	Employs a quantitative fundamental management
Investment Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	3	52	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

special situation (companies with growth potential overlooked by the market), and pioneer (companies with unique technology or innovations).

Stock selection in technology, health care, materials & processing, and financial services boosted relative results and offset weaker choices in the consumer, energy, and producer durables sectors. Performance was strong for all three life-cycle categories, but pioneer holdings in biotech and technology software did particularly well. The portfolio had five buyouts in the most recent quarter—four in health care and one in technology—and four of those were pioneers.

For the year, consumer stocks lagged the overall index. RealD suffered as 3D viewership dropped significantly in the second quarter. The business has since stabilized, but we sold some shares and will determine whether the poor results were merely short-term or mark a longer-term change in consumer behavior. Same-store sales slowed significantly for Francesca’s and Chico’s, sellers of women’s apparel—a particularly weak segment in 2013. We retain our investment in Francesca’s because its issues are easily fixable and its long-term

It was a great year for U.S. equity markets, and our portfolio was well-positioned to take advantage of this strength. The stock market climbed a wall of worries throughout 2013: slow economic growth, Washington gridlock, political unrest overseas, and questions surrounding the tapering of the Federal Reserve’s bond-buying program. Driving stocks forward were the tremendous liquidity created by the Fed and the prospects for faster growth.

We continued our disciplined investment approach, including bottom-up fundamental research along with diversification by industry sector and company life cycle to mitigate risk. Our life-cycle categories are core growth (stocks of established companies with a record of earnings),

Vanguard Small Company Growth Portfolio

growth potential is greater, but we sold our stock in Chico’s. An underweight allocation to energy benefited the portfolio, but poor stock selection in the sector hurt.

We have increased the weighting of special situation companies, rebalancing from the strong pioneer category. We have reduced some technology allocations, but successful selection increased this sector’s weighting relative to the benchmark (whose technology stocks underperformed the overall index in the fourth quarter). Based on bottom-up research, our portfolio will continue to overweight technology as well as consumer discretionary, resulting in underweights to the remaining sectors.

Our portfolio’s earnings growth is improving and its valuations are up as well, largely because of pioneers’ strong performance. We now see opportunities in the core growth and special situation categories; as we become more invested in those, our portfolio valuation is likely to come down.

The macroeconomic environment improved over the year. Unemployment declined from 7.8% to under 7%, annual GDP growth rose steadily to more than 3% in the third quarter, and inflation remains nascent. The Federal Reserve slowly began in January 2014 to taper its securities purchases because of the stronger economy. All this is good news for equities and should continue as long as the geopolitical backdrop remains stable, worldwide economic improvement persists, and inflation doesn’t ignite and force the Fed to raise interest rates sooner than expected.

Vanguard Equity Investment Group

Portfolio Managers:
James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Smaller-capitalization companies outperformed larger-caps by more than 5 percentage points in 2013. Growth-oriented small-caps, the focus of your investment, outgained value-oriented small firms by about 7 percentage points. Overall, U.S. equities delivered their largest calendar-year return since 1995, when the market was up more than 36%.

The past year was one of investor and economic optimism. GDP growth exceeded expectations, the housing market recovered strongly, unemployment fell further, and consumer confidence rose. However, such rapid, strong gains raise questions about whether the equity market has gotten a little ahead of itself.

The worldwide economic picture remains mixed. The United States continues to lead the recovery from the recession, but improvement is still slow, uneven, and well below post-World War II averages. With manufacturing, consumer confidence, and the housing market improved, the Federal Reserve announced it would start tapering its extraordinary quantitative easing program—even though the unemployment rate stayed north of 7% until late in the year—and interest rates rose. Elsewhere, Europe is holding steady, and recent weakness in China appears to be turning around.

Within the Small Company Growth universe, all ten sectors advanced. Consumer staples, consumer discretionary, and health care stocks led, and utilities and materials brought up the rear.

The results of the stock selection models we use to rank companies against their industry peers were mixed. Our growth, valuation, and sentiment models succeeded in identifying the top performers and helped results, but our quality model and, to a lesser extent, our management decisions model were ineffective and detracted.

Our stock selections were positive in seven sectors and negative in three. Choices in information technology, industrials, and consumer staples contributed the most to relative returns. In technology, overweight positions in SunPower, SunEdison, and Manhattan Associates did best. In industrials, Swift Transportation, EnerSys, and US Airways Group led, as did Rite Aid, Nu Skin Enterprises, and Pilgrim’s Pride in consumer staples. Stock selection in energy was a top detractor from relative performance. Results suffered most from an underweight position in Cheniere Energy, which gained more than 125%, and holdings of Alon USA Energy and VAALCO Energy, which disappointed.

We cannot predict how broad economic or political events will affect the markets. However, we are confident that the stock market will have worthwhile returns for long-term investors, and we believe that equity exposure will remain an important part of a diversified investment plan. We thank you for your investment and look forward to the new fiscal year.

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of December 31, 2013

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	379	1,478	3,653
Median Market Cap	$1.8B	$3.8B	$43.1B
Price/Earnings Ratio	43.6x	34.9x	20.7x
Price/Book Ratio	3.8x	4.6x	2.7x
Yield[3]	0.0%	0.8%	1.8%
Return on Equity	11.1%	14.1%	16.5%
Earnings Growth Rate	15.5%	14.4%	11.4%
Foreign Holdings	2.7%	0.0%	0.0%
Turnover Rate	64%	—	—
Expense Ratio[4]	0.44%	—	—
Short-Term Reserves	2.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.92
Beta	0.97	1.24

Sector Diversification (% of equity exposure)
	Comparative Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	18.5%	18.8	13.3%
Consumer Staples	2.9	3.8	8.5
Energy	2.2	4.3	9.4
Financials	4.9	8.1	17.3
Health Care	16.9	16.5	12.6
Industrials	15.1	18.1	11.8
Information Technology	35.4	21.4	18.1
Materials	3.6	7.4	3.9
Telecommunication
Services	0.2	1.0	2.1
Utilities	0.3	0.6	3.0

Ten Largest Holdings[5] (% of total net assets)

West Pharmaceutical	Health Care
Services Inc.	Supplies	1.4%
Power Solutions	Heavy Electrical
International Inc.	Equipment	1.3
ATMI Inc.	Semiconductor
	Equipment	1.2
Ubiquiti Networks Inc.	Communications
	Equipment	1.2
Euronet Worldwide Inc.	Data Processing &
	Outsourced Services 1.1
Zeltiq Aesthetics Inc.	Health Care
	Equipment	1.1
Perficient Inc.	Internet Software
	& Services	1.1
Santarus Inc.	Pharmaceuticals	1.0
Alkermes plc	Biotechnology	0.9
SPS Commerce Inc.	Internet Software
	& Services	0.9
Top Ten		11.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Small Company Growth
Portfolio’s expense ratio was 0.38%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
Small Company Growth Portfolio	46.54%	25.62%	10.25%	$26,529
Russell 2500 Growth Index	40.65	24.03	10.11	26,204
Variable Insurance Small-Cap Growth
Funds Average[1]	41.94	22.36	8.85	23,352
Dow Jones U.S. Total Stock Market
Float Adjusted Index	33.47	18.86	8.09	21,777

Fiscal-Year Total Returns (%): December 31, 2003–December 31, 2013

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Small Company Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.4%)[1]
Consumer Discretionary (17.4%)
*	Buffalo Wild Wings Inc.	75,900	11,172
	Monro Muffler Brake Inc.	185,900	10,477
*	Modine Manufacturing Co.	734,650	9,418
	Guess? Inc.	294,700	9,156
*	Black Diamond Inc.	651,700	8,687
*	Fiesta Restaurant Group
	Inc.	164,700	8,604
*	Crocs Inc.	538,400	8,571
*,^	Outerwall Inc.	123,780	8,327
	Brinker International Inc.	175,701	8,142
	Oxford Industries Inc.	94,800	7,647
*	iRobot Corp.	216,385	7,524
*	Francesca’s Holdings Corp.	389,500	7,171
*	Deckers Outdoor Corp.	83,700	7,069
	DSW Inc. Class A	160,000	6,837
*	Steiner Leisure Ltd.	137,400	6,759
*	Imax Corp.	223,700	6,595
*	Grand Canyon Education
	Inc.	128,800	5,616
	Brunswick Corp.	121,700	5,605
*	HomeAway Inc.	134,400	5,494
*	MarineMax Inc.	288,300	4,636
*	Gentherm Inc.	170,150	4,562
	Sotheby’s	70,300	3,740
	Hanesbrands Inc.	50,300	3,535
	Goodyear Tire & Rubber
	Co.	140,400	3,348
*	Genesco Inc.	44,700	3,266
*	Ascena Retail Group Inc.	151,216	3,200
	GNC Holdings Inc. Class A	52,900	3,092
	Cablevision Systems Corp.
	Class A	159,500	2,860
	Domino’s Pizza Inc.	38,910	2,710
*	Starz	90,000	2,632
*	AMC Networks Inc.
	Class A	38,100	2,595
*	Conn’s Inc.	32,753	2,581
*	BJ’s Restaurants Inc.	82,000	2,547
	Cracker Barrel Old Country
	Store Inc.	22,400	2,465
	Sturm Ruger & Co. Inc.	32,551	2,379
	Dillard’s Inc. Class A	24,100	2,343
	Brown Shoe Co. Inc.	79,600	2,240
*	Smith & Wesson Holding
	Corp.	163,200	2,201
*	Jarden Corp.	35,750	2,193
*	Jack in the Box Inc.	43,800	2,191
	Buckle Inc.	38,200	2,008
	Tupperware Brands Corp.	20,727	1,959
*	Bloomin’ Brands Inc.	81,500	1,957
	Regal Entertainment Group
	Class A	98,600	1,918
*	Red Robin Gourmet
	Burgers Inc.	25,700	1,890
*	Orbitz Worldwide Inc.	261,400	1,877

*	Hibbett Sports Inc.	26,000	1,747
*	Express Inc.	91,900	1,716
*	Lumber Liquidators
	Holdings Inc.	15,900	1,636
*	Meritage Homes Corp.	34,000	1,632
*	Overstock.com Inc.	52,900	1,629
	Ryland Group Inc.	36,500	1,584
*	Steven Madden Ltd.	43,100	1,577
	PetSmart Inc.	21,455	1,561
*	Tenneco Inc.	27,300	1,544
	KB Home	78,000	1,426
	Destination Maternity Corp.	43,100	1,288
	International Game
	Technology	67,500	1,226
*	Bally Technologies Inc.	15,200	1,192
	Big 5 Sporting Goods Corp.	41,200	817
	PetMed Express Inc.	47,400	788
*	Multimedia Games Holding
	Co. Inc.	19,400	608
	Polaris Industries Inc.	3,500	510
*	Fossil Group Inc.	2,800	336
*	Visteon Corp.	3,500	287
			244,900
Consumer Staples (2.7%)
	PriceSmart Inc.	68,500	7,915
*	Pantry Inc.	329,200	5,524
	Casey’s General Stores Inc.	72,400	5,086
	Nu Skin Enterprises Inc.
	Class A	29,309	4,051
	Herbalife Ltd.	30,510	2,401
*	Pilgrim’s Pride Corp.	145,052	2,357
*	Rite Aid Corp.	459,500	2,325
*	Fresh Market Inc.	54,830	2,221
	Sanderson Farms Inc.	26,500	1,917
*	Green Mountain Coffee
	Roasters Inc.	21,900	1,655
*	Natural Grocers by Vitamin
	Cottage Inc.	23,230	986
*	Fairway Group Holdings
	Corp.	48,300	875
	Pinnacle Foods Inc.	13,200	362
*	SUPERVALU Inc.	44,400	324
			37,999
Energy (1.9%)
*	Key Energy Services Inc.	544,400	4,301
*,^	Clean Energy Fuels Corp.	239,880	3,090
	SM Energy Co.	35,700	2,967
	Targa Resources Corp.	30,600	2,698
	Western Refining Inc.	55,400	2,349
	RPC Inc.	106,500	1,901
	Oceaneering International
	Inc.	23,000	1,814
*	SEACOR Holdings Inc.	16,400	1,496
*	Superior Energy Services
	Inc.	51,909	1,381
*	Alpha Natural Resources
	Inc.	127,900	913

^	EXCO Resources Inc.	137,000	727
*	Newpark Resources Inc.	58,100	714
	Frank’s International NV	20,800	562
*,^	James River Coal Co.	412,400	557
*	Dril-Quip Inc.	4,500	495
*	Renewable Energy Group
	Inc.	23,500	269
*	Matrix Service Co.	10,000	245
*,^	EXCO Resources Inc.
	Rights	137,000	22
			26,501
Financials (4.0%)
	STAG Industrial Inc.	437,000	8,910
*	Safeguard Scientifics Inc.	374,776	7,529
	Waddell & Reed Financial
	Inc. Class A	48,600	3,165
*	Affiliated Managers Group
	Inc.	14,000	3,036
	Cash America International
	Inc.	66,100	2,532
*	Portfolio Recovery
	Associates Inc.	46,300	2,446
*	Credit Acceptance Corp.	17,139	2,228
	Hanover Insurance Group
	Inc.	34,700	2,072
*	Harris & Harris Group Inc.	668,250	1,991
*	Realogy Holdings Corp.	40,000	1,979
*	Arch Capital Group Ltd.	30,600	1,827
*	World Acceptance Corp.	20,139	1,763
	Nelnet Inc. Class A	35,658	1,503
	Omega Healthcare
	Investors Inc.	50,400	1,502
	Corrections Corp. of
	America	38,600	1,238
	Axis Capital Holdings Ltd.	23,300	1,108
	Apartment Investment &
	Management Co. Class A	42,600	1,104
	Regency Centers Corp.	23,100	1,070
*	FelCor Lodging Trust Inc.	130,700	1,066
	Geo Group Inc.	28,600	921
	Extra Space Storage Inc.	20,400	859
	Ryman Hospitality
	Properties Inc.	18,300	765
	Inland Real Estate Corp.	71,100	748
	Montpelier Re Holdings
	Ltd.	25,000	727
	MarketAxess Holdings Inc.	8,900	595
	GAMCO Investors Inc.	6,008	523
	Universal Health Realty
	Income Trust	12,800	513
	Oritani Financial Corp.	31,500	506
	Rayonier Inc.	10,823	456
	CoreSite Realty Corp.	12,400	399
	HCI Group Inc.	5,100	273
	Sovran Self Storage Inc.	4,100	267
	Evercore Partners Inc.
	Class A	4,000	239
	Federal Realty Investment
	Trust	2,300	233
*	Nationstar Mortgage
	Holdings Inc.	4,500	166
*	MGIC Investment Corp.	16,700	141
	Home BancShares Inc.	2,400	90
			56,490
Health Care (15.9%)
	West Pharmaceutical
	Services Inc.	395,100	19,384
*	Zeltiq Aesthetics Inc.	818,364	15,475
*	Santarus Inc.	427,750	13,671

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Alkermes plc	320,200	13,019
*	Bruker Corp.	463,500	9,163
*	Gentium SPA ADR	142,100	8,114
*	Nektar Therapeutics	636,000	7,219
*	Sucampo Pharmaceuticals
	Inc. Class A	714,500	6,716
*	Cynosure Inc. Class A	248,099	6,619
*	Vascular Solutions Inc.	259,836	6,015
*	Syneron Medical Ltd.	468,810	5,766
*	Solta Medical Inc.	1,799,300	5,308
*	Exact Sciences Corp.	453,300	5,299
*	Bio-Rad Laboratories Inc.
	Class A	41,044	5,073
*,^	AcelRx Pharmaceuticals
	Inc.	426,930	4,829
*,^	Rockwell Medical Inc.	408,990	4,270
*	ImmunoGen Inc.	284,350	4,171
*	Endo Health Solutions Inc.	56,900	3,839
*	Durect Corp.	2,168,850	3,752
*	United Therapeutics Corp.	29,500	3,336
*	Cutera Inc.	315,100	3,208
*	Covance Inc.	35,000	3,082
*	Nanosphere Inc.	1,333,170	3,053
	ResMed Inc.	64,300	3,027
*	Isis Pharmaceuticals Inc.	75,900	3,024
	Invacare Corp.	128,000	2,971
*	Align Technology Inc.	51,600	2,949
	LeMaitre Vascular Inc.	352,986	2,827
*	Harvard Bioscience Inc.	595,200	2,797
*	Seattle Genetics Inc.	65,400	2,609
*	Centene Corp.	41,400	2,441
*	ExamWorks Group Inc.	77,500	2,315
*	Luminex Corp.	118,650	2,302
*	Charles River Laboratories
	International Inc.	42,800	2,270
*	Quintiles Transnational
	Holdings Inc.	48,400	2,243
	Questcor Pharmaceuticals
	Inc.	40,885	2,226
*	Prestige Brands Holdings
	Inc.	59,900	2,144
*	PAREXEL International
	Corp.	46,900	2,119
*	AMN Healthcare Services
	Inc.	135,918	1,998
	Chemed Corp.	24,800	1,900
	PDL BioPharma Inc.	209,345	1,767
*	Molina Healthcare Inc.	47,700	1,658
*	Sarepta Therapeutics Inc.	78,640	1,602
*	Brookdale Senior Living
	Inc. Class A	48,900	1,329
*	MedAssets Inc.	62,900	1,247
*	Lannett Co. Inc.	37,500	1,241
*,^	NuPathe Inc.	345,900	1,131
*	Auxilium Pharmaceuticals
	Inc.	53,800	1,116
*	Providence Service Corp.	41,700	1,073
	HealthSouth Corp.	31,300	1,043
	Meridian Bioscience Inc.	37,000	982
*	Addus HomeCare Corp.	39,900	896
*	AVEO Pharmaceuticals
	Inc.	474,651	873
*	Corvel Corp.	17,600	822
*	Sagent Pharmaceuticals
	Inc.	30,400	772
*	Harvard Apparatus
	Regenerative Technology
	Inc.	148,800	707
*	Myriad Genetics Inc.	28,000	587
*	XOMA Corp.	77,400	521

*	BioCryst Pharmaceuticals
	Inc.	60,594	461
*	Alliance HealthCare Services
	Inc.	18,600	460
*	Thoratec Corp.	10,400	381
	Cantel Medical Corp.	11,100	376
*	AMAG Pharmaceuticals Inc.	8,400	204
*	Gentiva Health Services Inc.	16,300	202
			223,994
Industrials (14.1%)
*	Power Solutions
	International Inc.	246,524	18,514
*	DXP Enterprises Inc.	105,525	12,156
	Tennant Co.	170,530	11,564
	Kennametal Inc.	214,149	11,151
	Ceco Environmental Corp.	572,100	9,251
	Douglas Dynamics Inc.	523,414	8,804
*	RBC Bearings Inc.	118,000	8,349
	Kaman Corp.	202,450	8,043
*	Mobile Mini Inc.	167,300	6,889
	Celadon Group Inc.	258,800	5,041
*	Genesee & Wyoming Inc.
	Class A	50,530	4,853
*,^	Titan Machinery Inc.	262,900	4,685
*	51job Inc. ADR	52,685	4,104
	Exponent Inc.	49,548	3,837
	Lincoln Electric Holdings Inc.	46,000	3,282
*	Advisory Board Co.	50,800	3,234
	IDEX Corp.	43,100	3,183
	Dun & Bradstreet Corp.	24,900	3,056
	Robert Half International Inc.	71,400	2,998
	Alaska Air Group Inc.	40,614	2,980
	Generac Holdings Inc.	52,300	2,962
	Lennox International Inc.	33,500	2,850
	Manitowoc Co. Inc.	114,600	2,672
	Deluxe Corp.	50,916	2,657
	RR Donnelley & Sons Co.	130,300	2,642
	Copa Holdings SA Class A	16,500	2,642
	ITT Corp.	59,800	2,597
	Cintas Corp.	43,000	2,562
	AO Smith Corp.	47,500	2,562
	Mueller Water Products Inc.
	Class A	272,800	2,556
	EnerSys Inc.	33,700	2,362
	Crane Co.	34,700	2,334
*	Swift Transportation Co.	104,400	2,319
*	Spirit Aerosystems
	Holdings Inc. Class A	64,000	2,181
*,^	American Airlines Group Inc.	84,800	2,141
*	USG Corp.	63,900	1,813
*	Taser International Inc.	112,900	1,793
*	AECOM Technology Corp.	58,000	1,707
	Hyster-Yale Materials
	Handling Inc.	17,900	1,668
*	MRC Global Inc.	50,900	1,642
	Mueller Industries Inc.	25,600	1,613
*	Nortek Inc.	19,431	1,450
	Fortune Brands Home &
	Security Inc.	31,400	1,435
*	Proto Labs Inc.	18,886	1,344
	Barrett Business Services
	Inc.	13,700	1,271
	Chicago Bridge & Iron Co.
	NV	14,167	1,178
	Steelcase Inc. Class A	73,571	1,167
*	PGT Inc.	102,200	1,034
*	United Rentals Inc.	13,000	1,013
	Huntington Ingalls
	Industries Inc.	11,000	990
	Altra Industrial Motion Corp.	28,000	958

*	B/E Aerospace Inc.	10,100	879
*	Spirit Airlines Inc.	10,100	459
	Comfort Systems USA Inc.	23,300	452
*	American Woodmark Corp.	10,700	423
*	AMERCO	1,600	381
			198,683
Information Technology (33.8%)
*	ATMI Inc.	580,500	17,537
*	Ubiquiti Networks Inc.	375,800	17,272
*	Euronet Worldwide Inc.	336,210	16,088
*	Perficient Inc.	642,900	15,057
*	SPS Commerce Inc.	187,364	12,235
*	PTC Inc.	300,750	10,644
*	Aspen Technology Inc.	253,600	10,600
*	Infoblox Inc.	317,700	10,490
*	LivePerson Inc.	690,144	10,228
*	PROS Holdings Inc.	256,100	10,218
	Monotype Imaging
	Holdings Inc.	317,540	10,117
*	Super Micro Computer Inc.	582,919	10,003
*	Finisar Corp.	409,700	9,800
*	Constant Contact Inc.	310,484	9,647
*	RADWARE Ltd.	522,800	9,400
*	Responsys Inc.	336,950	9,236
*	Qualys Inc.	380,400	8,791
*	Ruckus Wireless Inc.	612,300	8,695
*	Ultimate Software Group
	Inc.	52,000	7,967
*	RealD Inc.	890,000	7,601
*	ShoreTel Inc.	813,800	7,552
*	Riverbed Technology Inc.	414,800	7,500
*	Teradyne Inc.	417,930	7,364
*	TiVo Inc.	556,460	7,301
*	Pandora Media Inc.	271,025	7,209
*	E2open Inc.	301,200	7,202
*	Global Cash Access
	Holdings Inc.	718,600	7,179
*	Proofpoint Inc.	208,400	6,913
*	Virtusa Corp.	176,091	6,707
*	InvenSense Inc.	317,300	6,593
*	Entropic Communications
	Inc.	1,335,030	6,288
*	Qlik Technologies Inc.	233,800	6,226
	FEI Co.	67,530	6,034
*	Red Hat Inc.	105,900	5,935
*	Silicon Laboratories Inc.	111,500	4,829
*,^	Mellanox Technologies Ltd. 113,700		4,545
*	Aruba Networks Inc.	246,700	4,416
*	Cadence Design Systems
	Inc.	306,000	4,290
*	OSI Systems Inc.	79,110	4,201
*	Gigamon Inc.	148,900	4,181
*	Stratasys Ltd.	30,478	4,105
*	Inphi Corp.	316,400	4,082
*	IPG Photonics Corp.	49,700	3,857
*	ChannelAdvisor Corp.	91,487	3,816
*	Tyler Technologies Inc.	37,000	3,779
*	Acxiom Corp.	100,800	3,728
*	Gartner Inc.	49,668	3,529
*,^	Liquidity Services Inc.	151,600	3,435
*	Monolithic Power Systems
	Inc.	98,000	3,397
	Broadridge Financial
	Solutions Inc.	82,800	3,272
	Jack Henry & Associates
	Inc.	51,800	3,067
*	Pericom Semiconductor
	Corp.	344,199	3,050
*	Rudolph Technologies Inc.	257,500	3,023
*	BroadSoft Inc.	109,700	2,999

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Ceva Inc.	195,000	2,968
*	EPAM Systems Inc.	76,600	2,676
*	Advanced Micro Devices
	Inc.	689,975	2,670
*	Manhattan Associates Inc.	22,604	2,655
*	Genpact Ltd.	141,300	2,596
	Heartland Payment
	Systems Inc.	51,800	2,582
	MAXIMUS Inc.	56,240	2,474
*	Vantiv Inc. Class A	74,700	2,436
	DST Systems Inc.	26,800	2,432
*	Applied Micro Circuits Corp.	181,700	2,431
*	CommVault Systems Inc.	31,200	2,336
*	Ciena Corp.	96,900	2,319
*	Electronics For Imaging Inc.	58,100	2,250
	Anixter International Inc.	24,895	2,237
	Advent Software Inc.	62,900	2,201
*	Freescale Semiconductor
	Ltd.	136,100	2,184
*	Unisys Corp.	63,800	2,142
*	ARRIS Group Inc.	87,900	2,142
*	Textura Corp.	70,524	2,111
*,^	SunPower Corp. Class A	70,800	2,111
*	Benefitfocus Inc.	35,900	2,073
*	Microsemi Corp.	76,000	1,896
*	Zebra Technologies Corp.	33,500	1,812
*	SciQuest Inc.	62,300	1,774
	Booz Allen Hamilton
	Holding Corp. Class A	91,481	1,752
	Total System Services Inc.	51,900	1,727
*	CACI International Inc.
	Class A	22,300	1,633
	Pegasystems Inc.	33,000	1,623
	Blackbaud Inc.	42,400	1,596
	Mentor Graphics Corp.	62,740	1,510
	Tessco Technologies Inc.	35,200	1,419
*	comScore Inc.	48,500	1,388
*	CoStar Group Inc.	7,000	1,292
*	Extreme Networks Inc.	155,600	1,089
*	ON Semiconductor Corp.	131,800	1,086
*	Interactive Intelligence
	Group Inc.	15,800	1,064
*	TeleTech Holdings Inc.	42,100	1,008
*	Calix Inc.	100,300	967
*	CalAmp Corp.	34,516	965
*	iGATE Corp.	21,800	875
*	VeriFone Systems Inc.	28,770	772
*	Synaptics Inc.	14,700	762
*	Silicon Graphics
	International Corp.	43,100	578
	CDW Corp.	23,300	544

	Lender Processing
	Services Inc.	12,900	482
*	Cirrus Logic Inc.	20,400	417
	Daktronics Inc.	24,500	384
*	AVG Technologies NV	20,400	351
*	Sapient Corp.	15,900	276
	LSI Corp.	11,300	124
			474,422
Materials (3.3%)
	Schweitzer-Mauduit
	International Inc.	180,186	9,274
*	OM Group Inc.	177,200	6,452
	Sealed Air Corp.	102,100	3,477
	Packaging Corp. of America	51,400	3,253
	Valspar Corp.	42,900	3,058
	Rock Tenn Co. Class A	27,800	2,919
*	Owens-Illinois Inc.	81,000	2,898
	Westlake Chemical Corp.	19,700	2,405
	Avery Dennison Corp.	44,300	2,223
*	Louisiana-Pacific Corp.	115,600	2,140
*	Graphic Packaging
	Holding Co.	216,000	2,074
*	Ferro Corp.	137,400	1,763
	NewMarket Corp.	4,207	1,406
*	Berry Plastics Group Inc.	50,000	1,189
*	WR Grace & Co.	8,700	860
	International Flavors &
	Fragrances Inc.	8,100	696
			46,087
Other (0.9%)
2	Vanguard Small-Cap Growth
	ETF	104,300	12,756

Telecommunication Services (0.2%)
	Atlantic Tele-Network Inc.	19,200	1,086
	NTELOS Holdings Corp.	27,100	549
	IDT Corp. Class B	29,500	527
			2,162
Utilities (0.2%)
	American States Water Co.	59,400	1,707
	Otter Tail Corp.	39,100	1,144
			2,851
Total Common Stocks
(Cost $994,422)			1,326,845
Temporary Cash Investments (6.6%)[1]
Money Market Fund (6.4%)
[3,4]	Vanguard Market
	Liquidity Fund, 0.125%	90,865,018	90,865

U.S. Government and Agency Obligations (0.2%)
[5,6] Fannie Mae Discount
Notes, 0.050%, 1/22/14	1,300	1,300
[5,6] Fannie Mae Discount
Notes, 0.075%, 3/5/14	1,000	999
[6,7] Federal Home Loan Bank
Discount Notes,
0.070%, 2/5/14	100	100
		2,399
Total Temporary Cash Investments
(Cost $93,265)		93,264
Total Investments (101.0%)
(Cost $1,087,687)		1,420,109
Other Assets and Liabilities (–1.0%)
Other Assets		7,918
Liabilities[4]		(21,776)
		(13,858)
Net Assets (100%)
Applicable to 52,267,883 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,406,251
Net Asset Value Per Share		$26.90

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	895,633
Undistributed Net Investment Income	2,090
Accumulated Net Realized Gains	174,578
Unrealized Appreciation (Depreciation)
Investment Securities	332,422
Futures Contracts	1,528
Net Assets	1,406,251

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $12,043,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.3% and 3.7%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $12,536,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $2,100,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends[1]	6,333
Interest[1]	81
Securities Lending	1,542
Total Income	7,956
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,593
Performance Adjustment	65
The Vanguard Group—Note C
Management and Administrative	2,367
Marketing and Distribution	193
Custodian Fees	43
Auditing Fees	29
Shareholders’ Reports	33
Trustees’ Fees and Expenses	2
Total Expenses	4,325
Net Investment Income	3,631
Realized Net Gain (Loss)
Investment Securities Sold[1]	165,671
Futures Contracts	9,129
Realized Net Gain (Loss)	174,800
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	253,760
Futures Contracts	1,490
Change in Unrealized Appreciation
(Depreciation)	255,250
Net Increase (Decrease) in Net Assets
Resulting from Operations	433,681

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,631	7,057
Realized Net Gain (Loss)	174,800	82,345
Change in Unrealized Appreciation (Depreciation)	255,250	29,146
Net Increase (Decrease) in Net Assets Resulting from Operations	433,681	118,548
Distributions
Net Investment Income	(7,297)	(2,109)
Realized Capital Gain [2]	(80,591)	(17,900)
Total Distributions	(87,888)	(20,009)
Capital Share Transactions
Issued	216,531	106,037
Issued in Lieu of Cash Distributions	87,888	20,009
Redeemed	(153,679)	(148,994)
Net Increase (Decrease) from Capital Share Transactions	150,740	(22,948)
Total Increase (Decrease)	496,533	75,591
Net Assets
Beginning of Period	909,718	834,127
End of Period[3]	1,406,251	909,718

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $82,000, $80,000, and $0, respectively.

2 Includes fiscal 2013 and 2012 short-term gain distributions totaling $7,389,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes. 3 Net Assets—End of Period includes undistributed net investment income of $2,090,000 and $5,756,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.08	$17.89	$17.68	$13.46	$9.78
Investment Operations
Net Investment Income	.073	.155	.039	.043	.055
Net Realized and Unrealized Gain (Loss)
on Investments	8.674	2.462	.204	4.226	3.745
Total from Investment Operations	8.747	2.617	.243	4.269	3.800
Distributions
Dividends from Net Investment Income	(.160)	(.045)	(.033)	(.049)	(.120)
Distributions from Realized Capital Gains	(1.767)	(.382)	—	—	—
Total Distributions	(1.927)	(.427)	(.033)	(.049)	(.120)
Net Asset Value, End of Period	$26.90	$20.08	$17.89	$17.68	$13.46

Total Return	46.54%	14.65%	1.36%	31.79%	39.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,406	$910	$834	$759	$566
Ratio of Total Expenses to
Average Net Assets[1]	0.38%	0.38%	0.41%	0.41%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.32%	0.78%	0.23%	0.30%	0.43%
Portfolio Turnover Rate	64%	61%	59%	62%	60%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.04%, 0.02%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2013, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received

Vanguard Small Company Growth Portfolio

in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to October 1, 2013, and to the new benchmark, Russell 2000 Growth Index, beginning October 1, 2013. The benchmark change will be fully phased in by September 2016.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $275,000 for the year ended December 31, 2013.

For the year ended December 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before an increase of $65,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $154,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,326,845	—	—
Temporary Cash Investments	90,865	2,399	—
Futures Contracts—Assets[1]	162	—	—
Total	1,417,872	2,399	—
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2014	355	41,230	1,528

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Small Company Growth Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2013, the portfolio had $63,487,000 of ordinary income and $116,203,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $1,087,687,000. Net unrealized appreciation of investment securities for tax purposes was $332,422,000, consisting of unrealized gains of $380,288,000 on securities that had risen in value since their purchase and $47,866,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2013, the portfolio purchased $717,024,000 of investment securities and sold $686,437,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	9,456	5,446
Issued in Lieu of Cash Distributions	4,283	1,006
Redeemed	(6,782)	(7,770)
Net Increase (Decrease) in Shares Outstanding	6,957	(1,318)

At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 50% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Small Company Growth Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard Small
Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $73,203,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 7.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,250.00	$2.27
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Total Bond Market Index Portfolio

While domestic stocks enjoyed a banner year in 2013 as investors became more confident about the health of the economy, the broad U.S. taxable bond market posted its first calendar-year loss in more than a decade. Concern about when and how sharply the Federal Reserve might begin to reduce its massive bond-buying program contributed to a steep rise in bond yields, especially for higher-rated and longer-dated securities.

The Total Bond Market Index Portfolio returned –2.29% for the 12 months ended December 31, 2013. That performance came close to matching its expense-free benchmark’s return of –1.97%, but lagged the average return of –1.77% for its peer group, which includes actively managed funds.

Because bond yields rise as prices fall, the portfolio’s 30-day SEC yield climbed to 2.07% on December 31, up from 1.50% a year earlier.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard

Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All eyes on the Federal Reserve

Throughout 2013, the Federal Reserve bought about $40 billion per month of mortgage bonds to support the housing market and about $45 billion per month of U.S. Treasuries to hold borrowing costs down for households and businesses. Given the magnitude of this support, it was not surprising that the bond market swooned in the spring when Fed officials signaled that further improvements in the housing and labor markets might warrant a “tapering” of its purchases. The suspense over when the Fed might act ended in December, when it announced that it would gradually cut back its purchases starting in January 2014.

The prospect of a more solid footing for the economy and less accommodation from the Fed affected Treasuries the most. The yield of the 3-year Treasury note climbed 40 basis points over the year to 0.76%, while the 10-year yield jumped 121 basis points to 2.97%. (One basis point equals 0.01%.) The resulting decline in prices put

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Total Bond Market Index Portfolio	–2.29%	4.46%
Spliced Barclays U.S. Aggregate Float Adjusted Index[1]	–1.97	4.57
Spliced Variable Insurance Core Bond Funds Average[2,3]	–1.77	3.98

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[4]
Your Portfolio Compared With Its Peer Group
		Spliced Variable
		Insurance
		Core Bond
	Portfolio	Funds Average[2,3]
Total Bond Market Index Portfolio	0.20%	0.66%

the return for these securities, which made up more than one-third of the portfolio’s assets, at –2.75% for the 12-month period.

The higher yields generally available from bonds outside of Treasuries meant those securities produced more income to help counter price declines. Government mortgage-backed securities, another heavyweight sector in the portfolio, had yields higher than comparable Treasuries primarily because they carry the additional risk of prepayment. They returned –1.41% for the year.

Corporate bonds as a whole also outpaced Treasuries with a return of –1.53%, but performance varied significantly by issuer. Bonds of financial institutions produced a return of 0.93% as investor sentiment toward this sector continued to improve, while industrials (–2.62%) and utilities (–3.19%) turned in weaker results.

A better perspective on performance through a longer-term lens

Thankfully for bond investors, returns have not always been so low. Even including this year’s poor result, the portfolio had an annual average return of 4.46% for the ten years ended December 31, 2013. A low expense ratio helped the portfolio fulfill its mission of closely tracking its benchmark (4.57%); the portfolio also outpaced its peers (3.98%).

Rebalancing is key in good markets and in bad

The muted outlook for bonds admittedly makes it hard to contemplate selling stocks, which performed so well in 2013, to add more fixed income exposure to your investment portfolio. However, we believe that bonds can continue to play a valuable role in helping to smooth out stocks’ volatility. And keep in mind that without rebalancing, you could end up with a portfolio that’s very different—and potentially more risky—than you had intended.

1 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted index thereafter.
2 Variable Insurance Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Variable Insurance Core Bond Funds Average thereafter.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the portfolio’s expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of December 31, 2013

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	4,461	8,701
Yield[2]	2.1%	2.4%
Yield to Maturity	2.4%[3]	2.4%
Average Coupon	3.4%	3.3%
Average Effective Maturity	7.5 years	7.5 years
Average Duration	5.5 years	5.5 years
Expense Ratio[4]	0.20%	—
Short-Term Reserves	0.0%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	1.03
Beta	0.99

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	0.8%
1–3 Years	27.4
3–5 Years	19.9
5–10 Years	36.0
10–20 Years	6.1
20–30 Years	9.5
Over 30 Years	0.3

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.6%
Finance	8.2
Foreign	6.5
Government Mortgage-Backed	22.6
Industrial	13.8
Treasury/Agency	43.0
Utilities	2.7
Other	0.6

Distribution by Credit Quality (% of portfolio)

U.S. Government	65.6%
Aaa	5.0
Aa	4.1
A	12.5
Baa	12.8

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the portfolio’s expense ratio was 0.19%.
5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	–2.29%	4.30%	4.46%	$15,469
Spliced Variable Insurance Core Bond
Funds Average[1,2]	–1.77	5.79	3.98	14,780
Spliced Barclays U.S. Aggregate Float
Adjusted Index[3]	–1.97	4.50	4.57	15,640

Fiscal-Year Total Returns (%): December 31, 2003–December 31, 2013

1 Variable Insurance Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Variable Insurance Core Bond Funds Average thereafter.

2 Derived from data provided by Lipper, a Thomson Reuters Company.

3 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio
Financial Statements
Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (66.2%)
U.S. Government Securities (39.0%)
United States Treasury Note/Bond	0.125%	12/31/14	20	20
United States Treasury Note/Bond	0.250%	1/31/15	950	951
United States Treasury Note/Bond	0.250%	2/15/15	15,992	16,004
United States Treasury Note/Bond	4.000%	2/15/15	6,932	7,226
United States Treasury Note/Bond	11.250%	2/15/15	7,050	7,918
United States Treasury Note/Bond	0.250%	2/28/15	30,335	30,354
United States Treasury Note/Bond	2.375%	2/28/15	350	359
United States Treasury Note/Bond	0.250%	3/31/15	200	200
United States Treasury Note/Bond	2.500%	3/31/15	550	566
United States Treasury Note/Bond	0.375%	4/15/15	6,715	6,731
United States Treasury Note/Bond	0.125%	4/30/15	4,000	3,995
United States Treasury Note/Bond	2.500%	4/30/15	2,550	2,627
United States Treasury Note/Bond	0.250%	5/15/15	8,075	8,080
United States Treasury Note/Bond	4.125%	5/15/15	2,450	2,580
United States Treasury Note/Bond	0.250%	5/31/15	3,805	3,807
United States Treasury Note/Bond	2.125%	5/31/15	575	590
United States Treasury Note/Bond	0.375%	6/15/15	23,500	23,548
United States Treasury Note/Bond	1.875%	6/30/15	2,200	2,253
United States Treasury Note/Bond	0.250%	7/15/15	4,685	4,685
United States Treasury Note/Bond	0.250%	7/31/15	5,600	5,599
United States Treasury Note/Bond	1.750%	7/31/15	2,750	2,814
United States Treasury Note/Bond	0.250%	8/15/15	10,107	10,104
United States Treasury Note/Bond	4.250%	8/15/15	1,600	1,702
United States Treasury Note/Bond	10.625%	8/15/15	35	41
United States Treasury Note/Bond	0.250%	9/15/15	7,950	7,943
United States Treasury Note/Bond	0.250%	9/30/15	7,945	7,938
United States Treasury Note/Bond	0.250%	10/15/15	1,160	1,158
United States Treasury Note/Bond	0.250%	10/31/15	10,000	9,986
United States Treasury Note/Bond	1.250%	10/31/15	1,250	1,271
United States Treasury Note/Bond	0.375%	11/15/15	8,475	8,480
United States Treasury Note/Bond	4.500%	11/15/15	600	646
United States Treasury Note/Bond	9.875%	11/15/15	1,450	1,706
United States Treasury Note/Bond	0.250%	11/30/15	125	125
United States Treasury Note/Bond	1.375%	11/30/15	6,110	6,228
United States Treasury Note/Bond	0.250%	12/15/15	7,426	7,410
United States Treasury Note/Bond	0.250%	12/31/15	9,525	9,498
United States Treasury Note/Bond	2.125%	12/31/15	1,775	1,836
United States Treasury Note/Bond	0.375%	1/15/16	6,443	6,441
United States Treasury Note/Bond	0.375%	2/15/16	22,020	21,999
United States Treasury Note/Bond	4.500%	2/15/16	3,750	4,074
United States Treasury Note/Bond	9.250%	2/15/16	75	89
United States Treasury Note/Bond	2.125%	2/29/16	2,350	2,436
United States Treasury Note/Bond	2.375%	3/31/16	1,725	1,799
United States Treasury Note/Bond	0.250%	4/15/16	2,450	2,437
United States Treasury Note/Bond	2.000%	4/30/16	9,575	9,904
United States Treasury Note/Bond	2.625%	4/30/16	1,375	1,442
United States Treasury Note/Bond	0.250%	5/15/16	15,140	15,045
United States Treasury Note/Bond	5.125%	5/15/16	10,725	11,885
United States Treasury Note/Bond	7.250%	5/15/16	685	793
United States Treasury Note/Bond	1.750%	5/31/16	2,575	2,649
United States Treasury Note/Bond	3.250%	5/31/16	575	612
United States Treasury Note/Bond	3.250%	6/30/16	700	747
United States Treasury Note/Bond	0.625%	7/15/16	5,550	5,557
United States Treasury Note/Bond	1.500%	7/31/16	2,325	2,378
United States Treasury Note/Bond	3.250%	7/31/16	1,825	1,949
United States Treasury Note/Bond	0.625%	8/15/16	3,235	3,235

United States Treasury Note/Bond	4.875%	8/15/16	1,500	1,666
United States Treasury Note/Bond	1.000%	8/31/16	4,000	4,037
United States Treasury Note/Bond	3.000%	8/31/16	5,050	5,364
United States Treasury Note/Bond	0.875%	9/15/16	6,745	6,784
United States Treasury Note/Bond	3.000%	9/30/16	5,850	6,217
United States Treasury Note/Bond	0.625%	10/15/16	6,775	6,762
United States Treasury Note/Bond	1.000%	10/31/16	1,270	1,280
United States Treasury Note/Bond	3.125%	10/31/16	2,000	2,134
United States Treasury Note/Bond	0.625%	11/15/16	9,950	9,919
United States Treasury Note/Bond	4.625%	11/15/16	250	277
United States Treasury Note/Bond	7.500%	11/15/16	2,100	2,502
United States Treasury Note/Bond	0.875%	11/30/16	2,500	2,508
United States Treasury Note/Bond	2.750%	11/30/16	20,150	21,296
United States Treasury Note/Bond	0.875%	12/31/16	10,535	10,558
United States Treasury Note/Bond	0.875%	1/31/17	550	551
United States Treasury Note/Bond	3.125%	1/31/17	1,925	2,058
United States Treasury Note/Bond	4.625%	2/15/17	200	223
United States Treasury Note/Bond	0.875%	2/28/17	700	700
United States Treasury Note/Bond	3.000%	2/28/17	725	772
United States Treasury Note/Bond	1.000%	3/31/17	155	155
United States Treasury Note/Bond	3.250%	3/31/17	10,575	11,363
United States Treasury Note/Bond	0.875%	4/30/17	2,255	2,248
United States Treasury Note/Bond	4.500%	5/15/17	6,420	7,163
United States Treasury Note/Bond	8.750%	5/15/17	5,125	6,440
United States Treasury Note/Bond	0.625%	5/31/17	775	765
United States Treasury Note/Bond	2.750%	5/31/17	530	561
United States Treasury Note/Bond	2.500%	6/30/17	13,100	13,747
United States Treasury Note/Bond	0.500%	7/31/17	257	252
United States Treasury Note/Bond	2.375%	7/31/17	3,775	3,944
United States Treasury Note/Bond	4.750%	8/15/17	2,175	2,456
United States Treasury Note/Bond	8.875%	8/15/17	5,650	7,209
United States Treasury Note/Bond	0.625%	8/31/17	1,500	1,472
United States Treasury Note/Bond	1.875%	8/31/17	5,600	5,748
United States Treasury Note/Bond	0.625%	9/30/17	11,310	11,073
United States Treasury Note/Bond	0.750%	10/31/17	6,420	6,302
United States Treasury Note/Bond	1.875%	10/31/17	2,325	2,383
United States Treasury Note/Bond	4.250%	11/15/17	975	1,085
United States Treasury Note/Bond	0.625%	11/30/17	2,225	2,169
United States Treasury Note/Bond	0.750%	12/31/17	305	298
United States Treasury Note/Bond	0.875%	1/31/18	14,225	13,949
United States Treasury Note/Bond	2.625%	1/31/18	100	105
United States Treasury Note/Bond	0.750%	2/28/18	2,675	2,604
United States Treasury Note/Bond	2.750%	2/28/18	1,000	1,056
United States Treasury Note/Bond	0.750%	3/31/18	1,215	1,180
United States Treasury Note/Bond	2.875%	3/31/18	3,575	3,788
United States Treasury Note/Bond	0.625%	4/30/18	3,175	3,061
United States Treasury Note/Bond	2.625%	4/30/18	1,275	1,338
United States Treasury Note/Bond	3.875%	5/15/18	523	576
United States Treasury Note/Bond	9.125%	5/15/18	50	66
United States Treasury Note/Bond	1.000%	5/31/18	10,155	9,931
United States Treasury Note/Bond	2.375%	5/31/18	2,350	2,439
United States Treasury Note/Bond	2.375%	6/30/18	4,750	4,924
United States Treasury Note/Bond	1.375%	7/31/18	3,000	2,972
United States Treasury Note/Bond	2.250%	7/31/18	6,250	6,439
United States Treasury Note/Bond	4.000%	8/15/18	705	782
United States Treasury Note/Bond	1.500%	8/31/18	4,000	3,979
United States Treasury Note/Bond	1.375%	9/30/18	16,003	15,800
United States Treasury Note/Bond	1.750%	10/31/18	8,675	8,709

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.750%	11/15/18	5,275	5,786
United States Treasury Note/Bond	1.250%	11/30/18	7,280	7,121
United States Treasury Note/Bond	1.375%	11/30/18	6,230	6,135
United States Treasury Note/Bond	1.500%	12/31/18	10,400	10,280
United States Treasury Note/Bond	2.750%	2/15/19	4,400	4,608
United States Treasury Note/Bond	8.875%	2/15/19	260	351
United States Treasury Note/Bond	1.375%	2/28/19	575	563
United States Treasury Note/Bond	1.500%	3/31/19	575	565
United States Treasury Note/Bond	1.250%	4/30/19	275	266
United States Treasury Note/Bond	3.125%	5/15/19	200	213
United States Treasury Note/Bond	1.125%	5/31/19	1,700	1,631
United States Treasury Note/Bond	1.000%	6/30/19	2,300	2,185
United States Treasury Note/Bond	3.625%	8/15/19	1,857	2,022
United States Treasury Note/Bond	8.125%	8/15/19	117	156
United States Treasury Note/Bond	1.000%	8/31/19	575	543
United States Treasury Note/Bond	1.000%	9/30/19	575	542
United States Treasury Note/Bond	1.250%	10/31/19	625	597
United States Treasury Note/Bond	3.375%	11/15/19	11,485	12,343
United States Treasury Note/Bond	1.125%	12/31/19	5	5
United States Treasury Note/Bond	1.375%	1/31/20	864	826
United States Treasury Note/Bond	3.625%	2/15/20	24,175	26,290
United States Treasury Note/Bond	8.500%	2/15/20	137	188
United States Treasury Note/Bond	1.250%	2/29/20	1,868	1,766
United States Treasury Note/Bond	1.125%	3/31/20	8,900	8,330
United States Treasury Note/Bond	1.125%	4/30/20	21,400	19,979
United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,789
United States Treasury Note/Bond	1.375%	5/31/20	400	379
United States Treasury Note/Bond	1.875%	6/30/20	14,725	14,352
United States Treasury Note/Bond	2.000%	7/31/20	4,730	4,641
United States Treasury Note/Bond	8.750%	8/15/20	8,425	11,812
United States Treasury Note/Bond	1.750%	10/31/20	6,925	6,635
United States Treasury Note/Bond	2.625%	11/15/20	7,805	7,922
United States Treasury Note/Bond	2.000%	11/30/20	5,375	5,226
United States Treasury Note/Bond	2.375%	12/31/20	4,400	4,377
United States Treasury Note/Bond	3.625%	2/15/21	8,225	8,865
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,603
United States Treasury Note/Bond	3.125%	5/15/21	2,950	3,071
United States Treasury Note/Bond	2.125%	8/15/21	156	151
United States Treasury Note/Bond	2.000%	11/15/21	1,065	1,015
United States Treasury Note/Bond	8.000%	11/15/21	1,070	1,484
United States Treasury Note/Bond	2.000%	2/15/22	10	9
United States Treasury Note/Bond	1.750%	5/15/22	212	196
United States Treasury Note/Bond	1.625%	8/15/22	1,296	1,175
United States Treasury Note/Bond	7.250%	8/15/22	100	135
United States Treasury Note/Bond	1.625%	11/15/22	7,082	6,380
United States Treasury Note/Bond	7.625%	11/15/22	40	55
United States Treasury Note/Bond	2.000%	2/15/23	523	484
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,275
United States Treasury Note/Bond	1.750%	5/15/23	21,920	19,718
United States Treasury Note/Bond	2.500%	8/15/23	9,360	8,970
United States Treasury Note/Bond	6.250%	8/15/23	6,565	8,418
United States Treasury Note/Bond	2.750%	11/15/23	14,325	13,985
United States Treasury Note/Bond	7.500%	11/15/24	25	35
United States Treasury Note/Bond	6.875%	8/15/25	4,955	6,729
United States Treasury Note/Bond	6.000%	2/15/26	1,460	1,859
United States Treasury Note/Bond	6.750%	8/15/26	5	7
United States Treasury Note/Bond	6.500%	11/15/26	765	1,019
United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,435
United States Treasury Note/Bond	6.375%	8/15/27	185	245
United States Treasury Note/Bond	5.500%	8/15/28	955	1,173
United States Treasury Note/Bond	5.250%	11/15/28	1,435	1,722
United States Treasury Note/Bond	5.250%	2/15/29	1,140	1,368
United States Treasury Note/Bond	6.125%	8/15/29	930	1,218
United States Treasury Note/Bond	6.250%	5/15/30	550	732
United States Treasury Note/Bond	4.500%	5/15/38	28	31
United States Treasury Note/Bond	3.500%	2/15/39	2,167	2,031
United States Treasury Note/Bond	4.250%	5/15/39	2,500	2,653
United States Treasury Note/Bond	4.500%	8/15/39	2,306	2,543
United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,047

	United States Treasury Note/Bond	4.625%	2/15/40	2,850	3,203
	United States Treasury Note/Bond	4.375%	5/15/40	985	1,065
	United States Treasury Note/Bond	3.875%	8/15/40	7,315	7,281
	United States Treasury Note/Bond	4.250%	11/15/40	5,375	5,692
	United States Treasury Note/Bond	4.750%	2/15/41	3,156	3,615
	United States Treasury Note/Bond	3.125%	11/15/41	320	275
	United States Treasury Note/Bond	3.125%	2/15/42	365	313
	United States Treasury Note/Bond	3.000%	5/15/42	8,550	7,133
	United States Treasury Note/Bond	2.750%	8/15/42	4,060	3,200
	United States Treasury Note/Bond	2.750%	11/15/42	18,635	14,655
	United States Treasury Note/Bond	3.125%	2/15/43	5,200	4,429
	United States Treasury Note/Bond	2.875%	5/15/43	1,750	1,411
	United States Treasury Note/Bond	3.625%	8/15/43	11,035	10,368
					899,489
Agency Bonds and Notes (3.7%)
	Arab Republic of Egypt	4.450%	9/15/15	650	694
1	Federal Agricultural Mortgage Corp.	2.125%	9/15/15	75	77
1	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	100	103
1	Federal Farm Credit Banks	0.500%	6/23/15	200	200
1	Federal Farm Credit Banks	1.500%	11/16/15	200	204
1	Federal Farm Credit Banks	4.875%	12/16/15	175	190
1	Federal Farm Credit Banks	1.050%	3/28/16	100	101
1	Federal Farm Credit Banks	5.125%	8/25/16	225	251
1	Federal Farm Credit Banks	4.875%	1/17/17	250	280
1	Federal Farm Credit Banks	5.150%	11/15/19	500	576
1	Federal Farm Credit Banks	3.500%	12/20/23	75	74
1	Federal Home Loan Banks	0.250%	1/16/15	600	600
1	Federal Home Loan Banks	0.250%	2/20/15	1,000	999
1	Federal Home Loan Banks	0.375%	8/28/15	900	900
1	Federal Home Loan Banks	3.125%	3/11/16	875	924
1	Federal Home Loan Banks	5.375%	5/18/16	1,000	1,114
1	Federal Home Loan Banks	5.625%	6/13/16	75	83
1	Federal Home Loan Banks	0.375%	6/24/16	500	496
1	Federal Home Loan Banks	5.125%	10/19/16	525	587
1	Federal Home Loan Banks	4.750%	12/16/16	1,200	1,338
1	Federal Home Loan Banks	0.625%	12/28/16	350	348
1	Federal Home Loan Banks	4.875%	5/17/17	550	621
1	Federal Home Loan Banks	1.000%	6/21/17	400	399
1	Federal Home Loan Banks	5.000%	11/17/17	225	257
1	Federal Home Loan Banks	5.375%	8/15/18	150	173
1	Federal Home Loan Banks	1.875%	3/13/20	75	72
1	Federal Home Loan Banks	4.125%	3/13/20	300	328
1	Federal Home Loan Banks	5.250%	12/11/20	425	489
1	Federal Home Loan Banks	5.625%	6/11/21	35	41
1	Federal Home Loan Banks	2.125%	3/10/23	1,250	1,111
1	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,610
2	Federal Home Loan Mortgage Corp.	2.875%	2/9/15	400	412
2	Federal Home Loan Mortgage Corp.	0.500%	4/17/15	2,000	2,006
2	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	700	716
2	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	625	692
2	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	1,000	999
2	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	325	340
2	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	1,375	1,543
2	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	775	802
2	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	900	903
2	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	1,000	1,002
2	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	5,000	5,037
2	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	625	623
2	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	500	497
2	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	700	693
2	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	200	229
2	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	700	681
2	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	1,000	973
2	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	550	625
2	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	625	679
2	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,133
2	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	700	669
2	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,091
2	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	1,300	1,218

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	762
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	167
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,016
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	633
2	Federal National Mortgage Assn.	0.375%	3/16/15	700	700
2	Federal National Mortgage Assn.	0.500%	5/27/15	900	903
2	Federal National Mortgage Assn.	0.500%	7/2/15	325	326
2	Federal National Mortgage Assn.	2.375%	7/28/15	2,250	2,321
2	Federal National Mortgage Assn.	0.500%	9/28/15	1,300	1,303
2	Federal National Mortgage Assn.	4.375%	10/15/15	2,725	2,918
2	Federal National Mortgage Assn.	1.625%	10/26/15	450	460
2	Federal National Mortgage Assn.	0.375%	12/21/15	675	675
2	Federal National Mortgage Assn.	5.000%	3/15/16	150	165
2	Federal National Mortgage Assn.	0.500%	3/30/16	975	975
2	Federal National Mortgage Assn.	2.375%	4/11/16	450	469
2	Federal National Mortgage Assn.	0.375%	7/5/16	1,000	994
2	Federal National Mortgage Assn.	0.625%	8/26/16	650	649
2	Federal National Mortgage Assn.	5.250%	9/15/16	325	364
2	Federal National Mortgage Assn.	1.250%	9/28/16	1,125	1,140
2	Federal National Mortgage Assn.	1.375%	11/15/16	1,175	1,195
2	Federal National Mortgage Assn.	1.250%	1/30/17	1,000	1,011
2	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	2,167
2	Federal National Mortgage Assn.	1.125%	4/27/17	2,950	2,963
2	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,257
2	Federal National Mortgage Assn.	5.375%	6/12/17	1,000	1,145
2	Federal National Mortgage Assn.	0.875%	10/26/17	900	885
2	Federal National Mortgage Assn.	0.875%	12/20/17	1,500	1,472
2	Federal National Mortgage Assn.	0.875%	2/8/18	2,500	2,437
2	Federal National Mortgage Assn.	0.875%	5/21/18	510	494
2	Federal National Mortgage Assn.	1.875%	9/18/18	1,825	1,832
2	Federal National Mortgage Assn.	1.625%	11/27/18	1,330	1,315
2	Federal National Mortgage Assn.	0.000%	10/9/19	275	233
2	Federal National Mortgage Assn.	6.250%	5/15/29	175	218
2	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,251
2	Federal National Mortgage Assn.	7.250%	5/15/30	300	410
2	Federal National Mortgage Assn.	6.625%	11/15/30	300	390
2	Federal National Mortgage Assn.	5.625%	7/15/37	275	326
1	Financing Corp.	9.650%	11/2/18	225	302
	Hashemite Kingdom of Jordan	2.503%	10/30/20	225	220
	Private Export Funding Corp.	1.375%	2/15/17	25	25
	Private Export Funding Corp.	2.250%	12/15/17	125	128
	Private Export Funding Corp.	1.875%	7/15/18	100	100
	Private Export Funding Corp.	4.375%	3/15/19	200	221
	Private Export Funding Corp.	1.450%	8/15/19	100	95
	Private Export Funding Corp.	4.300%	12/15/21	100	107
	Private Export Funding Corp.	2.800%	5/15/22	125	120
	Private Export Funding Corp.	2.050%	11/15/22	1,075	954
	Private Export Funding Corp.	2.450%	7/15/24	100	89
	State of Israel	5.500%	12/4/23	50	58
	State of Israel	5.500%	4/26/24	475	548
1	Tennessee Valley Authority	5.500%	7/18/17	275	315
1	Tennessee Valley Authority	4.500%	4/1/18	175	194
1	Tennessee Valley Authority	1.750%	10/15/18	150	149
1	Tennessee Valley Authority	3.875%	2/15/21	250	264
1	Tennessee Valley Authority	1.875%	8/15/22	175	155
1	Tennessee Valley Authority	6.750%	11/1/25	50	63
1	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,315
1	Tennessee Valley Authority	4.650%	6/15/35	175	174
1	Tennessee Valley Authority	5.880%	4/1/36	250	289
1	Tennessee Valley Authority	5.500%	6/15/38	100	110
1	Tennessee Valley Authority	5.250%	9/15/39	225	236
1	Tennessee Valley Authority	3.500%	12/15/42	200	158
1	Tennessee Valley Authority	4.875%	1/15/48	100	96
1	Tennessee Valley Authority	5.375%	4/1/56	50	51
1	Tennessee Valley Authority	4.625%	9/15/60	180	160
					85,440

Conventional Mortgage-Backed Securities (22.7%)
[2,3]	Fannie Mae Pool	2.000%	8/1/28–
			10/1/28	1,708	1,641
[2,3,4] Fannie Mae Pool		2.500%	4/1/28–
			1/1/43	12,192	12,015
[2,3,4] Fannie Mae Pool		3.000%	11/1/25–
			1/1/44	38,134	37,346
[2,3,4] Fannie Mae Pool		3.500%	9/1/25–
			1/1/44	44,820	45,205
[2,3,4] Fannie Mae Pool		4.000%	8/1/18–
			1/1/44	39,803	41,364
[2,3,4] Fannie Mae Pool		4.500%	2/1/18–
			1/1/44	27,756	29,553
[2,3,4] Fannie Mae Pool		5.000%	3/1/17–
			1/1/44	21,954	23,863
[2,3]	Fannie Mae Pool	5.500%	9/1/14–
			4/1/40	17,380	19,099
[2,3]	Fannie Mae Pool	6.000%	2/1/14–
			7/1/40	12,184	13,548
[2,3]	Fannie Mae Pool	6.500%	11/1/14–
			10/1/39	4,646	5,191
[2,3]	Fannie Mae Pool	7.000%	9/1/14–
			11/1/37	1,361	1,541
[2,3]	Fannie Mae Pool	7.500%	11/1/22–
			2/1/32	110	120
[2,3]	Fannie Mae Pool	8.000%	8/1/17–
			11/1/30	63	67
[2,3]	Fannie Mae Pool	8.500%	7/1/22–
			4/1/31	18	20
[2,3]	Fannie Mae Pool	9.000%	7/1/22–
			12/1/24	2	2
[2,3]	Fannie Mae Pool	9.500%	12/1/18–
			2/1/25	3	4
[2,3]	Fannie Mae Pool	10.000%	8/1/20–
			8/1/21	1	1
[2,3]	Freddie Mac Gold Pool	2.000%	8/1/28	464	445
[2,3]	Freddie Mac Gold Pool	2.500%	5/1/28–
			2/1/43	10,939	10,774
[2,3,4] Freddie Mac Gold Pool		3.000%	3/1/27–
			10/1/43	20,103	19,669
[2,3,4] Freddie Mac Gold Pool		3.500%	9/1/25–
			9/1/43	23,760	23,901
[2,3,4] Freddie Mac Gold Pool		4.000%	5/1/14–
			1/1/44	22,671	23,460
[2,3,4] Freddie Mac Gold Pool		4.500%	1/1/18–
			1/1/44	19,675	20,877
[2,3,4] Freddie Mac Gold Pool		5.000%	10/1/17–
			1/1/44	13,705	14,779
[2,3,4] Freddie Mac Gold Pool		5.500%	2/1/14–
			1/1/44	12,191	13,346
[2,3,4] Freddie Mac Gold Pool		6.000%	3/1/14–
			1/1/44	8,129	9,022
[2,3]	Freddie Mac Gold Pool	6.500%	7/1/14–
			4/1/39	2,563	2,863
[2,3]	Freddie Mac Gold Pool	7.000%	1/1/15–
			2/1/37	813	924
[2,3]	Freddie Mac Gold Pool	7.500%	9/1/15–
			10/1/30	59	69
[2,3]	Freddie Mac Gold Pool	8.000%	12/1/15–
			7/1/30	57	65
[2,3]	Freddie Mac Gold Pool	8.500%	4/1/23–
			11/1/30	32	35
[2,3]	Freddie Mac Gold Pool	9.000%	5/1/27–
			5/1/30	6	6
[2,3]	Freddie Mac Gold Pool	10.000%	3/1/17	1	1
[2,3]	Freddie Mac Non Gold Pool	10.000%	11/1/19	1	1

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Ginnie Mae I Pool	3.000%	1/15/26–
			7/15/43	4,451	4,330
[3,4]	Ginnie Mae I Pool	3.500%	11/15/25–
			1/1/44	5,120	5,203
[3,4]	Ginnie Mae I Pool	4.000%	10/15/24–
			1/1/44	9,139	9,524
[3,4]	Ginnie Mae I Pool	4.500%	8/15/18–
			1/1/44	12,094	12,937
3	Ginnie Mae I Pool	5.000%	1/15/18–
			4/15/41	6,910	7,517
3	Ginnie Mae I Pool	5.500%	6/15/18–
			12/15/40	4,673	5,161
3	Ginnie Mae I Pool	6.000%	2/15/17–
			3/15/40	3,731	4,155
3	Ginnie Mae I Pool	6.500%	11/15/23–
			2/15/39	1,134	1,267
3	Ginnie Mae I Pool	7.000%	5/15/23–
			10/15/31	189	210
3	Ginnie Mae I Pool	7.500%	4/15/22–
			1/15/31	84	94
3	Ginnie Mae I Pool	8.000%	2/15/22–
			10/15/30	51	55
3	Ginnie Mae I Pool	8.500%	6/15/24–
			9/15/26	10	10
3	Ginnie Mae I Pool	9.000%	4/15/16–
			7/15/30	13	13
3	Ginnie Mae I Pool	9.500%	12/15/21	3	3
3	Ginnie Mae I Pool	10.000%	5/15/20	1	1
3	Ginnie Mae II Pool	2.500%	2/20/28–
			6/20/28	636	638
[3,4]	Ginnie Mae II Pool	3.000%	2/20/27–
			1/1/44	17,027	16,554
[3,4]	Ginnie Mae II Pool	3.500%	9/20/25–
			1/1/44	27,933	28,271
[3,4]	Ginnie Mae II Pool	4.000%	9/20/25–
			1/1/44	17,070	17,783
[3,4]	Ginnie Mae II Pool	4.500%	6/20/39–
			1/1/44	17,424	18,738
[3,4]	Ginnie Mae II Pool	5.000%	3/20/18–
			1/1/44	11,028	12,042
3	Ginnie Mae II Pool	5.500%	6/20/34–
			8/20/41	3,478	3,829
3	Ginnie Mae II Pool	6.000%	3/20/33–
			7/20/39	2,129	2,374
3	Ginnie Mae II Pool	6.500%	12/20/35–
			11/20/39	818	919
3	Ginnie Mae II Pool	7.000%	8/20/36–
			4/20/38	74	83
					522,528
Nonconventional Mortgage-Backed Securities (0.8%)
[2,3,5] Fannie Mae Pool		1.438%	4/1/37	36	37
[2,3,5] Fannie Mae Pool		1.961%	9/1/37	71	76
[2,3]	Fannie Mae Pool	2.111%	3/1/43	262	258
[2,3]	Fannie Mae Pool	2.197%	9/1/42	265	265
[2,3]	Fannie Mae Pool	2.198%	12/1/41	180	189
[2,3]	Fannie Mae Pool	2.204%	6/1/43	283	281
[2,3,5] Fannie Mae Pool		2.224%	8/1/37	68	71
[2,3,5] Fannie Mae Pool		2.225%	12/1/33	25	26
[2,3,5] Fannie Mae Pool		2.235%	6/1/37	42	44
[2,3]	Fannie Mae Pool	2.243%	10/1/42	185	185
[2,3,5] Fannie Mae Pool		2.258%	11/1/36	99	106
[2,3]	Fannie Mae Pool	2.267%	7/1/43	305	293
[2,3,5] Fannie Mae Pool		2.273%	9/1/34	21	22
[2,3,5] Fannie Mae Pool		2.278%	8/1/35	168	180
[2,3,5] Fannie Mae Pool		2.392%	12/1/35	79	84
[2,3]	Fannie Mae Pool	2.407%	7/1/42	253	255
[2,3]	Fannie Mae Pool	2.408%	5/1/42	428	430
[2,3,5] Fannie Mae Pool		2.415%	6/1/36	2	2
[2,3,5] Fannie Mae Pool		2.440%	2/1/36	32	33
[2,3]	Fannie Mae Pool	2.446%	5/1/43	506	491

[2,3]	Fannie Mae Pool	2.472%	10/1/42	236	237
[2,3]	Fannie Mae Pool	2.515%	12/1/40	148	150
[2,3]	Fannie Mae Pool	2.528%	10/1/40	195	197
[2,3,5] Fannie Mae Pool		2.553%	1/1/35	119	128
[2,3,5] Fannie Mae Pool		2.560%	11/1/33	29	32
[2,3,5] Fannie Mae Pool		2.604%	1/1/37	74	80
[2,3]	Fannie Mae Pool	2.617%	11/1/41	176	179
[2,3]	Fannie Mae Pool	2.623%	12/1/41	183	184
[2,3]	Fannie Mae Pool	2.674%	1/1/42	192	195
[2,3]	Fannie Mae Pool	2.770%	3/1/42	227	232
[2,3]	Fannie Mae Pool	2.782%	1/1/42	151	154
[2,3]	Fannie Mae Pool	2.804%	3/1/41	116	119
[2,3]	Fannie Mae Pool	2.826%	11/1/41	178	183
[2,3]	Fannie Mae Pool	2.912%	12/1/40	90	92
[2,3]	Fannie Mae Pool	2.934%	5/1/42	84	90
[2,3]	Fannie Mae Pool	2.994%	3/1/42	157	166
[2,3,5] Fannie Mae Pool		3.000%	11/1/34	37	38
[2,3]	Fannie Mae Pool	3.035%	3/1/41	223	227
[2,3]	Fannie Mae Pool	3.085%	2/1/41	90	92
[2,3]	Fannie Mae Pool	3.126%	2/1/41	86	88
[2,3]	Fannie Mae Pool	3.151%	2/1/41	119	122
[2,3]	Fannie Mae Pool	3.152%	12/1/40	121	124
[2,3]	Fannie Mae Pool	3.192%	9/1/40	125	127
[2,3]	Fannie Mae Pool	3.223%	8/1/40	152	155
[2,3]	Fannie Mae Pool	3.224%	12/1/40	129	132
[2,3]	Fannie Mae Pool	3.265%	1/1/41	121	127
[2,3]	Fannie Mae Pool	3.266%	10/1/40	113	115
[2,3]	Fannie Mae Pool	3.291%	5/1/41	147	152
[2,3]	Fannie Mae Pool	3.294%	1/1/40	76	79
[2,3]	Fannie Mae Pool	3.296%	11/1/40	68	69
[2,3]	Fannie Mae Pool	3.306%	7/1/42	85	91
[2,3]	Fannie Mae Pool	3.333%	8/1/42	205	212
[2,3]	Fannie Mae Pool	3.407%	1/1/40	168	174
[2,3]	Fannie Mae Pool	3.408%	5/1/40	62	63
[2,3]	Fannie Mae Pool	3.431%	12/1/39	315	329
[2,3]	Fannie Mae Pool	3.495%	5/1/40	46	47
[2,3]	Fannie Mae Pool	3.517%	10/1/39	51	53
[2,3]	Fannie Mae Pool	3.519%	3/1/40	183	191
[2,3]	Fannie Mae Pool	3.554%	6/1/41	33	34
[2,3]	Fannie Mae Pool	3.563%	7/1/41	219	226
[2,3]	Fannie Mae Pool	3.580%	8/1/39	73	76
[2,3]	Fannie Mae Pool	3.587%	11/1/39	28	29
[2,3]	Fannie Mae Pool	3.644%	4/1/41	138	142
[2,3]	Fannie Mae Pool	3.662%	11/1/39	61	64
[2,3]	Fannie Mae Pool	3.693%	7/1/39	35	37
[2,3]	Fannie Mae Pool	3.698%	5/1/40	239	250
[2,3]	Fannie Mae Pool	3.748%	6/1/41	149	156
[2,3]	Fannie Mae Pool	3.816%	9/1/40	189	195
[2,3]	Fannie Mae Pool	3.827%	2/1/40	250	260
[2,3]	Fannie Mae Pool	4.211%	12/1/39	196	205
[2,3,5] Fannie Mae Pool		4.218%	10/1/38	120	127
[2,3]	Fannie Mae Pool	5.148%	3/1/38	98	103
[2,3,5] Fannie Mae Pool		5.167%	11/1/39	74	80
[2,3]	Fannie Mae Pool	5.243%	7/1/36	37	39
[2,3]	Fannie Mae Pool	5.259%	7/1/38	14	15
[2,3,5] Fannie Mae Pool		5.333%	8/1/39	167	180
[2,3]	Fannie Mae Pool	5.550%	5/1/36	50	53
[2,3]	Fannie Mae Pool	5.675%	4/1/37	73	77
[2,3]	Fannie Mae Pool	5.788%	10/1/37	69	73
[2,3]	Fannie Mae Pool	5.794%	12/1/37	104	108
[2,3]	Fannie Mae Pool	6.014%	7/1/37	16	17
[2,3]	Fannie Mae Pool	6.116%	10/1/37	104	110
[2,3,5] Freddie Mac Non Gold Pool		1.730%	6/1/37	44	45
[2,3,5] Freddie Mac Non Gold Pool		2.220%	7/1/35	50	53
[2,3,5] Freddie Mac Non Gold Pool		2.291%	10/1/37	31	32
[2,3,5] Freddie Mac Non Gold Pool		2.357%	12/1/34	50	52
[2,3,5] Freddie Mac Non Gold Pool		2.375%	11/1/34–
			5/1/36	102	108
[2,3,5] Freddie Mac Non Gold Pool		2.386%	12/1/36	92	96
[2,3,5] Freddie Mac Non Gold Pool		2.539%	8/1/37	86	92

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,3,5] Freddie Mac Non Gold Pool		2.548%	12/1/35	47	50
[2,3]	Freddie Mac Non Gold Pool	2.575%	2/1/42	153	160
[2,3,5] Freddie Mac Non Gold Pool		2.602%	1/1/35	9	10
[2,3]	Freddie Mac Non Gold Pool	2.624%	12/1/40	88	90
[2,3]	Freddie Mac Non Gold Pool	2.696%	11/1/40	75	76
[2,3]	Freddie Mac Non Gold Pool	2.720%	12/1/40	150	153
[2,3]	Freddie Mac Non Gold Pool	2.758%	2/1/42	105	111
[2,3]	Freddie Mac Non Gold Pool	2.783%	1/1/41	117	118
[2,3]	Freddie Mac Non Gold Pool	2.887%	2/1/41	164	170
[2,3]	Freddie Mac Non Gold Pool	2.957%	2/1/41	47	49
[2,3]	Freddie Mac Non Gold Pool	3.085%	3/1/41	76	79
[2,3]	Freddie Mac Non Gold Pool	3.088%	6/1/41	87	90
[2,3,5] Freddie Mac Non Gold Pool		3.140%	12/1/36	31	33
[2,3]	Freddie Mac Non Gold Pool	3.144%	11/1/40	159	162
[2,3]	Freddie Mac Non Gold Pool	3.238%	6/1/40	81	83
[2,3]	Freddie Mac Non Gold Pool	3.356%	5/1/40	33	34
[2,3]	Freddie Mac Non Gold Pool	3.457%	8/1/40	155	159
[2,3]	Freddie Mac Non Gold Pool	3.464%	5/1/40	38	39
[2,3]	Freddie Mac Non Gold Pool	3.487%	4/1/40	100	104
[2,3]	Freddie Mac Non Gold Pool	3.550%	11/1/39	186	194
[2,3]	Freddie Mac Non Gold Pool	3.585%	6/1/40	95	98
[2,3]	Freddie Mac Non Gold Pool	3.625%	6/1/40	175	179
[2,3]	Freddie Mac Non Gold Pool	3.645%	1/1/40	115	120
[2,3]	Freddie Mac Non Gold Pool	3.670%	9/1/40	173	178
[2,3]	Freddie Mac Non Gold Pool	4.029%	3/1/40	223	233
[2,3,5] Freddie Mac Non Gold Pool		4.277%	3/1/37	13	13
[2,3]	Freddie Mac Non Gold Pool	4.507%	5/1/38	8	9
[2,3]	Freddie Mac Non Gold Pool	4.753%	12/1/35	81	86
[2,3]	Freddie Mac Non Gold Pool	4.814%	10/1/36	48	50
[2,3]	Freddie Mac Non Gold Pool	5.250%	3/1/38	147	156
[2,3]	Freddie Mac Non Gold Pool	5.365%	1/1/38	23	24
[2,3]	Freddie Mac Non Gold Pool	5.473%	2/1/36	34	36
[2,3]	Freddie Mac Non Gold Pool	5.749%	9/1/37	63	67
[2,3]	Freddie Mac Non Gold Pool	5.780%	10/1/37	2	2
[2,3]	Freddie Mac Non Gold Pool	5.867%	5/1/37	93	98
[2,3]	Freddie Mac Non Gold Pool	6.084%	12/1/36	63	66
[2,3]	Freddie Mac Non Gold Pool	6.328%	2/1/37	17	18
3	Ginnie Mae II Pool	2.000%	6/20/43	220	221
3	Ginnie Mae II Pool	2.500%	1/20/41–
			1/20/42	645	673
3	Ginnie Mae II Pool	3.000%	11/20/40–
			11/20/41	892	917
3	Ginnie Mae II Pool	3.500%	10/20/39–
			10/20/41	619	648
3	Ginnie Mae II Pool	3.750%	1/20/40	69	71
3	Ginnie Mae II Pool	4.000%	9/20/39–
			10/20/41	962	998
[3,5]	Ginnie Mae II Pool	5.000%	7/20/38–
			10/20/38	33	34
					18,646
Total U.S. Government and Agency Obligations (Cost $1,518,515) 1,526,103
Asset-Backed/Commercial Mortgage-Backed Securities (2.7%)
3	AEP Texas Central Transition
	Funding II LLC 2006-A	5.170%	1/1/18	100	111
3	Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	166	167
3	Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	67	67
3	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	140	140
3	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	50	50
3	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	25	25
3	AmeriCredit Automobile Receivables
	Trust 2012-1	1.230%	9/8/16	25	25
3	AmeriCredit Automobile Receivables
	Trust 2013-1	0.610%	10/10/17	41	41
3	AmeriCredit Automobile Receivables
	Trust 2013-2	0.650%	12/8/17	26	26
3	AmeriCredit Automobile Receivables
	Trust 2013-3	0.920%	4/9/18	64	64
3	AmeriCredit Automobile Receivables
	Trust 2013-4	0.960%	4/9/18	20	20

3	Banc of America Commercial
	Mortgage Trust 2005-1	5.171%	11/10/42	31	31
3	Banc of America Commercial
	Mortgage Trust 2005-5	5.115%	10/10/45	700	740
3	Banc of America Commercial
	Mortgage Trust 2005-6	5.184%	9/10/47	50	54
3	Banc of America Commercial
	Mortgage Trust 2005-6	5.184%	9/10/47	90	96
3	Banc of America Commercial
	Mortgage Trust 2006-1	5.372%	9/10/45	475	509
3	Banc of America Commercial
	Mortgage Trust 2006-1	5.421%	9/10/45	5	5
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.734%	5/10/45	325	354
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.769%	5/10/45	85	90
3	Banc of America Commercial
	Mortgage Trust 2006-4	5.634%	7/10/46	500	542
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	425	460
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.448%	9/10/47	50	53
3	Banc of America Commercial
	Mortgage Trust 2008-1	6.207%	2/10/51	500	566
6	Bank of Scotland plc	5.250%	2/21/17	375	418
3	Bear Stearns Commercial Mortgage
	Securities Trust 2004-PWR6	4.868%	11/11/41	60	62
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR10	5.405%	12/11/40	130	138
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR8	4.750%	6/11/41	110	114
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-TOP20	5.138%	10/12/42	350	371
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR11	5.439%	3/11/39	125	134
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR12	5.751%	9/11/38	150	163
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.582%	9/11/41	95	105
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP22	5.579%	4/12/38	205	221
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP22	5.579%	4/12/38	125	135
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP24	5.568%	10/12/41	237	260
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.654%	6/11/40	135	137
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.706%	6/11/40	150	169
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.694%	6/11/50	150	167
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.887%	6/11/50	235	265
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.700%	6/11/50	575	644
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.471%	1/12/45	69	76
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	190	205
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.742%	9/11/42	825	928
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.793%	9/11/42	122	123
3	Capital Auto Receivables Asset Trust
	2013-1	0.790%	6/20/17	82	82
3	Capital Auto Receivables Asset Trust
	2013-3	1.040%	11/21/16	55	55
3	Capital Auto Receivables Asset Trust
	2013-3	1.310%	12/20/17	53	53

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Capital Auto Receivables Asset Trust
	2013-3	1.680%	4/20/18	30	30
3	Capital One Multi-asset Execution
	Trust 2006-A3	5.050%	12/17/18	1,000	1,088
3	Capital One Multi-asset Execution
	Trust 2007-A7	5.750%	7/15/20	225	258
3	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	55	55
3	Carmax Auto Owner Trust 2013-2	0.640%	1/16/18	79	79
3	Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	33	33
3	Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	80	81
3	Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	40	40
3	Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	25	25
3	Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	25	25
3	CD 2005-CD1 Commercial Mortgage
	Trust	5.218%	7/15/44	145	155
3	CD 2005-CD1 Commercial Mortgage
	Trust	5.218%	7/15/44	150	159
3	CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	250	276
3	CD 2007-CD4 Commercial Mortgage
	Trust	5.322%	12/11/49	250	276
3	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	489	548
3	CenterPoint Energy Transition
	Bond Co. II LLC 2005-A	5.170%	8/1/19	44	48
3	CenterPoint Energy Transition
	Bond Co. II LLC 2005-A	5.302%	8/1/20	26	30
3	CenterPoint Energy Transition
	Bond Co. IV LLC 2012-1	3.028%	10/15/25	350	335
3	Chase Issuance Trust 2006-A2	5.160%	4/16/18	397	433
3	Chase Issuance Trust 2012-A5	0.590%	8/15/17	100	100
3	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	286
3	Chase Issuance Trust 2013-A8	1.010%	10/15/18	225	224
3	Citibank Credit Card Issuance Trust
	2003-A7	4.150%	7/7/17	229	241
3	Citibank Credit Card Issuance Trust
	2004-A8	4.900%	12/12/16	237	246
3	Citibank Credit Card Issuance Trust
	2005-A2	4.850%	3/10/17	125	131
3	Citibank Credit Card Issuance Trust
	2005-A9	5.100%	11/20/17	301	325
3	Citibank Credit Card Issuance Trust
	2007-A8	5.650%	9/20/19	250	287
3	Citibank Credit Card Issuance Trust
	2008-A1	5.350%	2/7/20	245	279
3	Citibank Credit Card Issuance Trust
	2009-A4	4.900%	6/23/16	525	536
3	Citibank Credit Card Issuance Trust
	2013-A10	0.730%	2/7/18	100	100
3	Citigroup Commercial Mortgage Trust
	2005-C3	4.830%	5/15/43	175	183
3	Citigroup Commercial Mortgage Trust
	2006-C4	5.778%	3/15/49	425	461
3	Citigroup Commercial Mortgage Trust
	2006-C5	5.431%	10/15/49	110	120
3	Citigroup Commercial Mortgage Trust
	2006-C5	5.462%	10/15/49	100	110
3	Citigroup Commercial Mortgage Trust
	2007-C6	5.705%	12/10/49	600	676
3	Citigroup Commercial Mortgage Trust
	2008-C7	6.132%	12/10/49	536	607
3	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	75	72
3	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	100	94
3	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	75	77
3	Citigroup Commercial Mortgage Trust
	2013-GC15	4.371%	9/10/46	50	51
3	Citigroup Commercial Mortgage Trust
	2013-GC15	4.649%	9/10/46	75	78

3	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.770%	5/15/46	300	333
3	COMM 2004-LNB2 Mortgage Trust	4.715%	3/10/39	41	41
3	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	460	484
3	COMM 2006-C7 Mortgage Trust	5.752%	6/10/46	550	597
3	COMM 2006-C7 Mortgage Trust	5.777%	6/10/46	100	108
3	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	550	621
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	56
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	64
[3,6]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	78	74
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	117
3	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	30	31
3	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	30	30
3	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	40	40
3	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	50	51
3	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	30	31
3	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	25	25
3	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	50	51
3	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	50	51
3	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	50
3	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	50
3	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	25
3	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	25
3	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	62
3	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	48
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	70
3	COMM 2013-CCRE9 Mortgage Trust	4.237%	7/10/45	90	93
3	COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	20	21
3	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	40	41
3	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	41
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	98
3	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	55
3	Commercial Mortgage Trust 2005-GG3	4.799%	8/10/42	1,200	1,235
3	Commercial Mortgage Trust 2005-GG3	4.859%	8/10/42	100	104
3	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	275	289
3	Commercial Mortgage Trust 2005-GG5	5.277%	4/10/37	150	159
3	Commercial Mortgage Trust 2006-GG7	5.820%	7/10/38	245	268
3	Commercial Mortgage Trust 2007-GG9	5.475%	3/10/39	50	53
[3,6]	Commercial Mortgages Lease-Backed
	Certificates Series 2001-CMLB-1	6.746%	6/20/31	253	265
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.465%	2/15/39	175	187
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.465%	2/15/39	200	215
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.465%	2/15/39	100	107
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.791%	6/15/38	583	634
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.791%	6/15/38	75	81
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C4	5.509%	9/15/39	50	54
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C5	5.311%	12/15/39	150	163
3	Credit Suisse Commercial Mortgage
	Trust Series 2007-C1	5.383%	2/15/40	171	184
3	Credit Suisse Commercial Mortgage
	Trust Series 2007-C3	5.683%	6/15/39	162	177
3	CSFB Commercial Mortgage Trust
	2005-C1	5.014%	2/15/38	224	230
3	CSFB Commercial Mortgage Trust
	2005-C1	5.075%	2/15/38	117	121
3	CSFB Commercial Mortgage Trust
	2005-C4	5.190%	8/15/38	75	79
3	CSFB Commercial Mortgage Trust
	2005-C5	5.100%	8/15/38	50	53
3	CSFB Commercial Mortgage Trust
	2005-C6	5.230%	12/15/40	85	89
3	Discover Card Execution Note Trust
	2007-A1	5.650%	3/16/20	275	315

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Ford Credit Auto Owner Trust 2010-A	2.150%	6/15/15	111	112
3	Ford Credit Auto Owner Trust 2011-A	1.650%	5/15/16	77	78
3	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	150	151
3	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	86	86
3	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	104	104
3	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	70	70
3	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	30	30
3	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	77	77
3	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	26	26
3	Ford Credit Floorplan Master Owner
	Trust A Series 2013-5	1.500%	9/15/18	100	101
3	GE Capital Credit Card Master Note
	Trust Series 2012-7	1.760%	9/15/22	148	143
3	GE Commercial Mortgage Corp.
	Series 2005-C3 Trust	4.974%	7/10/45	150	158
3	GE Commercial Mortgage Corp.
	Series 2006-C1 Trust	5.280%	3/10/44	425	453
3	GE Commercial Mortgage Corp.
	Series 2006-C1 Trust	5.280%	3/10/44	175	190
3	GE Commercial Mortgage Corp.
	Series 2007-C1 Trust	5.543%	12/10/49	275	295
3	GMAC Commercial Mortgage
	Securities Inc. Series 2004-C1 Trust	4.908%	3/10/38	135	135
3	GMAC Commercial Mortgage
	Securities Inc. Series 2005-C1 Trust	4.754%	5/10/43	100	104
3	GS Mortgage Securities Trust
	2006-GG6	5.506%	4/10/38	27	27
3	GS Mortgage Securities Trust
	2006-GG6	5.553%	4/10/38	650	698
3	GS Mortgage Securities Trust
	2006-GG6	5.622%	4/10/38	150	160
3	GS Mortgage Securities Trust
	2011-GC5	3.707%	8/10/44	80	81
3	GS Mortgage Securities Trust
	2012-GC6	3.482%	1/10/45	300	303
3	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	175	174
3	GS Mortgage Securities Trust
	2012-GCJ9	2.773%	11/10/45	125	117
3	GS Mortgage Securities Trust
	2013-GC10	2.943%	2/10/46	92	86
3	GS Mortgage Securities Trust
	2013-GC10	3.279%	2/10/46	35	33
3	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	90	85
3	GS Mortgage Securities Trust
	2013-GCJ12	3.375%	6/10/46	39	37
3	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	45	46
3	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	30	31
3	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	150	155
3	Honda Auto Receivables 2011-1
	Owner Trust	1.800%	4/17/17	62	63
3	Honda Auto Receivables 2012-4
	Owner Trust	0.660%	12/18/18	125	125
3	Honda Auto Receivables 2013-1
	Owner Trust	0.480%	11/21/16	136	136
3	Honda Auto Receivables 2013-1
	Owner Trust	0.620%	3/21/19	109	109
3	Honda Auto Receivables 2013-2
	Owner Trust	0.530%	2/16/17	38	38
3	Honda Auto Receivables 2013-2
	Owner Trust	0.660%	6/17/19	38	38
3	Honda Auto Receivables 2013-4
	Owner Trust	0.690%	9/18/17	50	50
3	Honda Auto Receivables 2013-4
	Owner Trust	1.040%	2/18/20	50	50

3	Hyundai Auto Receivables Trust
	2012-C	0.730%	6/15/18	75	75
3	Hyundai Auto Receivables Trust
	2013-A	0.560%	7/17/17	69	69
3	Hyundai Auto Receivables Trust
	2013-A	0.750%	9/17/18	115	114
3	Hyundai Auto Receivables Trust
	2013-B	0.710%	9/15/17	100	100
3	Hyundai Auto Receivables Trust
	2013-B	1.010%	2/15/19	50	50
3	Hyundai Auto Receivables Trust
	2013-C	1.010%	2/15/18	40	40
3	Hyundai Auto Receivables Trust
	2013-C	1.550%	3/15/19	60	61
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2004-CIBC10	4.654%	1/12/37	49	49
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2004-CIBC8	4.404%	1/12/39	40	40
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2004-CIBC9	5.569%	6/12/41	435	443
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-CIBC11	5.389%	8/12/37	50	52
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-CIBC13	5.285%	1/12/43	50	53
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP2	4.780%	7/15/42	130	137
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP4	4.918%	10/15/42	99	104
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP5	5.200%	12/15/44	65	69
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP5	5.242%	12/15/44	105	114
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP5	5.321%	12/15/44	35	37
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-CIBC14	5.445%	12/12/44	75	81
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-CIBC16	5.593%	5/12/45	253	277
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP6	5.475%	4/15/43	192	208
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP7	5.863%	4/15/45	275	299
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP7	5.863%	4/15/45	65	72
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP8	5.440%	5/15/45	115	126
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP8	5.447%	5/15/45	9	9
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC18	5.440%	6/12/47	250	274

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.794%	2/12/51	525	587
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.874%	2/12/51	75	85
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP11	5.806%	6/15/49	300	334
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C6	3.507%	5/15/45	225	223
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C8	2.829%	10/15/45	150	141
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-CIBX	3.483%	6/15/45	176	175
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-C10	3.143%	12/15/47	52	50
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-C10	3.372%	12/15/47	39	37
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2013-LC11	2.960%	4/15/46	58	54
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	39	39
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.026%	7/15/45	26	26
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	40	41
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	100	102
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.409%	8/15/46	30	31
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	1.233%	11/15/45	24	24
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	90	92
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	10	10
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	65	66
3	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.420%	11/15/45	35	36
3	LB-UBS Commercial Mortgage
	Trust 2004-C7	4.786%	10/15/29	699	712
3	LB-UBS Commercial Mortgage
	Trust 2005-C1	4.742%	2/15/30	350	359
3	LB-UBS Commercial Mortgage
	Trust 2005-C2	5.150%	4/15/30	225	234
3	LB-UBS Commercial Mortgage
	Trust 2005-C5	5.057%	9/15/40	50	52
3	LB-UBS Commercial Mortgage
	Trust 2005-C7	5.197%	11/15/30	250	263
3	LB-UBS Commercial Mortgage
	Trust 2006-C1	5.217%	2/15/31	120	130
3	LB-UBS Commercial Mortgage
	Trust 2006-C3	5.661%	3/15/39	575	620
3	LB-UBS Commercial Mortgage
	Trust 2006-C6	5.372%	9/15/39	82	89
3	LB-UBS Commercial Mortgage
	Trust 2006-C6	5.413%	9/15/39	60	66
3	LB-UBS Commercial Mortgage
	Trust 2006-C7	5.378%	11/15/38	75	81
3	LB-UBS Commercial Mortgage
	Trust 2007-C1	5.424%	2/15/40	275	303

3	LB-UBS Commercial Mortgage
	Trust 2007-C2	5.430%	2/15/40	269	296
3	LB-UBS Commercial Mortgage
	Trust 2007-C7	5.866%	9/15/45	455	510
3	LB-UBS Commercial Mortgage
	Trust 2008-C1	6.151%	4/15/41	130	147
3	LB-UBS Commercial Mortgage
	Trust 2008-C1	6.151%	4/15/41	200	229
3	Mercedes-Benz Auto Receivables
	Trust 2013-1	0.780%	8/15/17	26	26
3	Mercedes-Benz Auto Receivables
	Trust 2013-1	1.130%	11/15/19	26	26
3	Merrill Lynch Mortgage Trust 2005-CIP1 5.107%		7/12/38	45	47
3	Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	94	101
3	Merrill Lynch Mortgage Trust 2006-C1	5.676%	5/12/39	50	54
3	Merrill Lynch Mortgage Trust 2006-C1	5.676%	5/12/39	400	429
3	Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	125	137
3	Merrill Lynch Mortgage Trust 2007-C1	5.858%	6/12/50	700	775
3	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	500	559
3	ML-CFC Commercial Mortgage Trust
	2006-2	5.886%	6/12/46	600	655
3	ML-CFC Commercial Mortgage Trust
	2006-3	5.456%	7/12/46	85	92
3	ML-CFC Commercial Mortgage Trust
	2006-4	5.204%	12/12/49	50	54
3	ML-CFC Commercial Mortgage Trust
	2007-5	5.378%	8/12/48	465	506
3	ML-CFC Commercial Mortgage Trust
	2007-9	5.590%	9/12/49	39	39
3	ML-CFC Commercial Mortgage Trust
	2007-9	5.700%	9/12/49	125	139
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	97
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.219%	8/15/46	40	41
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.419%	8/15/46	20	20
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.001%	10/15/46	50	51
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	50	52
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	64
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	13
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	95
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	47
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	47
3	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	48
3	Morgan Stanley Capital I Trust
	2004-IQ8	5.110%	6/15/40	44	45
3	Morgan Stanley Capital I Trust
	2005-HQ5	5.168%	1/14/42	120	124
3	Morgan Stanley Capital I Trust
	2005-HQ6	4.989%	8/13/42	225	235
3	Morgan Stanley Capital I Trust
	2005-HQ6	5.073%	8/13/42	95	100
3	Morgan Stanley Capital I Trust
	2005-HQ7	5.207%	11/14/42	400	422
3	Morgan Stanley Capital I Trust
	2005-IQ10	5.230%	9/15/42	695	735
3	Morgan Stanley Capital I Trust
	2005-IQ9	4.770%	7/15/56	85	88
3	Morgan Stanley Capital I Trust
	2005-TOP17	4.780%	12/13/41	95	97

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Morgan Stanley Capital I Trust
	2005-TOP17	4.840%	12/13/41	35	36
3	Morgan Stanley Capital I Trust
	2005-TOP19	4.985%	6/12/47	75	78
3	Morgan Stanley Capital I Trust
	2006-HQ10	5.328%	11/12/41	123	134
3	Morgan Stanley Capital I Trust
	2006-HQ10	5.360%	11/12/41	200	217
3	Morgan Stanley Capital I Trust
	2006-HQ8	5.417%	3/12/44	150	161
3	Morgan Stanley Capital I Trust
	2006-HQ8	5.466%	3/12/44	118	129
3	Morgan Stanley Capital I Trust
	2006-HQ9	5.773%	7/12/44	125	138
3	Morgan Stanley Capital I Trust
	2006-HQ9	5.793%	7/12/44	115	125
3	Morgan Stanley Capital I Trust
	2006-IQ11	5.668%	10/15/42	209	224
3	Morgan Stanley Capital I Trust
	2006-IQ11	5.672%	10/15/42	20	22
3	Morgan Stanley Capital I Trust
	2006-IQ11	5.672%	10/15/42	100	106
3	Morgan Stanley Capital I Trust
	2006-IQ12	5.332%	12/15/43	199	216
3	Morgan Stanley Capital I Trust
	2006-TOP21	5.204%	10/12/52	200	215
3	Morgan Stanley Capital I Trust
	2006-TOP23	5.810%	8/12/41	50	55
3	Morgan Stanley Capital I Trust
	2007-IQ14	5.692%	4/15/49	420	460
3	Morgan Stanley Capital I Trust
	2007-IQ16	5.809%	12/12/49	550	613
3	Morgan Stanley Capital I Trust
	2007-IQ16	6.094%	12/12/49	125	141
3	Morgan Stanley Capital I Trust
	2007-TOP25	5.544%	11/12/49	100	109
3	Morgan Stanley Capital I Trust
	2007-TOP27	5.648%	6/11/42	300	336
3	Morgan Stanley Capital I Trust
	2007-TOP27	5.648%	6/11/42	150	166
3	Morgan Stanley Capital I Trust
	2008-TOP29	6.280%	1/11/43	475	549
3	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	350	343
3	Nissan Auto Receivables 2012-B
	Owner Trust	0.660%	12/17/18	115	115
3	Nissan Auto Receivables 2013-A
	Owner Trust	0.500%	5/15/17	123	123
3	Nissan Auto Receivables 2013-A
	Owner Trust	0.750%	7/15/19	275	274
3	Nissan Auto Receivables 2013-B
	Owner Trust	0.840%	11/15/17	50	50
3	Nissan Auto Receivables 2013-B
	Owner Trust	1.310%	10/15/19	40	40
3	Nissan Auto Receivables 2013-C
	Owner Trust	0.670%	8/15/18	50	50
3	Nissan Auto Receivables 2013-C
	Owner Trust	1.300%	6/15/20	25	25
6	Northern Rock Asset Management plc	5.625%	6/22/17	150	169
3	PSE&G Transition Funding LLC
	Series 2001-1	6.890%	12/15/17	600	649
6	Royal Bank of Canada	3.125%	4/14/15	225	233
3	Royal Bank of Canada	0.625%	12/5/16	200	200
3	Royal Bank of Canada	1.200%	9/19/18	300	297
3	Royal Bank of Canada	2.000%	10/1/19	400	398
3	Santander Drive Auto Receivables
	Trust 2013-1	0.620%	6/15/17	110	110
3	Santander Drive Auto Receivables
	Trust 2013-2	0.700%	9/15/17	130	130

3	Santander Drive Auto Receivables
	Trust 2013-3	0.700%	10/16/17	66	66
3	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.565%	8/15/39	85	91
3	Toyota Auto Receivables 2012-A
	Owner Trust	0.990%	8/15/17	252	253
3	Toyota Auto Receivables 2013-A
	Owner Trust	0.550%	1/17/17	30	30
3	Toyota Auto Receivables 2013-A
	Owner Trust	0.690%	11/15/18	30	30
3	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	100
3	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	75	72
3	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	24
3	Volkswagen Auto Loan Enhanced
	Trust 2012-1	1.150%	7/20/18	288	290
3	Wachovia Bank Commercial Mortgage
	Trust Series 2004-C12	5.288%	7/15/41	140	142
3	Wachovia Bank Commercial Mortgage
	Trust Series 2004-C15	4.803%	10/15/41	600	615
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C17	5.083%	3/15/42	250	259
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C17	5.224%	3/15/42	50	52
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C19	4.699%	5/15/44	772	804
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C19	4.750%	5/15/44	35	37
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C19	4.793%	5/15/44	75	79
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C20	5.118%	7/15/42	165	173
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C21	5.239%	10/15/44	661	700
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C21	5.239%	10/15/44	35	37
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C22	5.289%	12/15/44	200	212
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C22	5.339%	12/15/44	50	53
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C25	5.724%	5/15/43	475	512
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C26	5.967%	6/15/45	34	37
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C27	5.765%	7/15/45	371	401
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C28	5.679%	10/15/48	150	151
3	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	70	66
3	WFRBS Commercial Mortgage Trust
	2012-C6	3.440%	4/15/45	175	175
3	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	125	124
3	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	100	101
3	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	75	72
3	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	140	132
3	WFRBS Commercial Mortgage Trust
	2013-C11	3.071%	3/15/45	94	89
3	WFRBS Commercial Mortgage Trust
	2013-C12	3.198%	3/15/48	39	37
3	WFRBS Commercial Mortgage Trust
	2013-C12	3.560%	3/15/48	18	17
3	WFRBS Commercial Mortgage Trust
	2013-C13	3.001%	5/15/45	76	70

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	15	14
3	WFRBS Commercial Mortgage Trust
	2013-C14	3.337%	6/15/46	150	145
3	WFRBS Commercial Mortgage Trust
	2013-C14	3.488%	6/15/46	75	72
3	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	20	21
3	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	100	102
3	WFRBS Commercial Mortgage Trust
	2013-C15	4.358%	8/15/46	20	20
3	WFRBS Commercial Mortgage Trust
	2013-C16	3.223%	9/15/46	50	52
3	WFRBS Commercial Mortgage Trust
	2013-C16	3.963%	9/15/46	30	31
3	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	30	31
3	WFRBS Commercial Mortgage Trust
	2013-C16	4.668%	9/15/46	50	52
3	WFRBS Commercial Mortgage Trust
	2013-C17	2.921%	12/15/46	25	26
3	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	25	25
3	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	25	25
3	WFRBS Commercial Mortgage Trust
	2013-C17	4.255%	12/15/46	25	25
3	WFRBS Commercial Mortgage Trust
	2013-C17	4.788%	12/15/46	25	25
3	World Omni Auto Receivables Trust
	2012-B	0.810%	1/15/19	77	77
3	World Omni Auto Receivables Trust
	2013-B	0.830%	8/15/18	50	50
3	World Omni Auto Receivables Trust
	2013-B	1.320%	1/15/20	25	25
3	World Omni Automobile Lease
	Securitization Trust 2013-A	1.100%	12/15/16	100	100
Total Asset-Backed/Commercial
Mortgage-Backed Securities (Cost $57,418)					61,734
Corporate Bonds (24.2%)
Finance (8.0%)
	Banking (5.2%)
	Abbey National Treasury Services plc	4.000%	4/27/16	150	159
	Abbey National Treasury Services plc	3.050%	8/23/18	150	154
	American Express Centurion Bank	5.950%	6/12/17	50	57
	American Express Centurion Bank	6.000%	9/13/17	625	715
	American Express Co.	5.500%	9/12/16	100	111
	American Express Co.	6.150%	8/28/17	100	115
	American Express Co.	7.000%	3/19/18	650	776
	American Express Co.	2.650%	12/2/22	201	185
	American Express Co.	4.050%	12/3/42	67	58
3	American Express Co.	6.800%	9/1/66	200	213
	American Express Credit Corp.	1.750%	6/12/15	275	280
	American Express Credit Corp.	2.750%	9/15/15	700	724
	American Express Credit Corp.	2.800%	9/19/16	215	225
	American Express Credit Corp.	2.375%	3/24/17	250	257
	Australia & New Zealand Banking
	Group Ltd.	0.900%	2/12/16	275	275
	Bancolombia SA	4.250%	1/12/16	275	286
	Bank of America Corp.	4.500%	4/1/15	200	209
	Bank of America Corp.	4.750%	8/1/15	500	530
	Bank of America Corp.	3.700%	9/1/15	250	261
	Bank of America Corp.	5.250%	12/1/15	75	80
	Bank of America Corp.	1.250%	1/11/16	275	276
	Bank of America Corp.	3.625%	3/17/16	100	105
	Bank of America Corp.	3.750%	7/12/16	700	744
	Bank of America Corp.	6.500%	8/1/16	375	423
	Bank of America Corp.	5.750%	8/15/16	100	110

Bank of America Corp.	5.625%	10/14/16	650	723
Bank of America Corp.	1.350%	11/21/16	125	125
Bank of America Corp.	5.420%	3/15/17	125	137
Bank of America Corp.	6.000%	9/1/17	325	371
Bank of America Corp.	5.750%	12/1/17	325	369
Bank of America Corp.	2.000%	1/11/18	475	474
Bank of America Corp.	5.650%	5/1/18	900	1,022
Bank of America Corp.	2.600%	1/15/19	1,225	1,227
Bank of America Corp.	7.625%	6/1/19	300	372
Bank of America Corp.	5.625%	7/1/20	350	398
Bank of America Corp.	5.700%	1/24/22	125	141
Bank of America Corp.	3.300%	1/11/23	650	614
Bank of America Corp.	4.100%	7/24/23	300	300
Bank of America Corp.	5.875%	2/7/42	225	258
Bank of America NA	1.125%	11/14/16	250	250
Bank of America NA	5.300%	3/15/17	625	689
Bank of America NA	6.100%	6/15/17	500	565
Bank of Montreal	0.800%	11/6/15	175	176
Bank of Montreal	1.300%	7/15/16	375	378
Bank of Montreal	2.500%	1/11/17	350	360
Bank of Montreal	2.375%	1/25/19	150	149
Bank of Montreal	2.550%	11/6/22	150	137
Bank of New York Mellon Corp.	4.950%	3/15/15	200	210
Bank of New York Mellon Corp.	2.500%	1/15/16	450	464
Bank of New York Mellon Corp.	1.300%	1/25/18	125	122
Bank of New York Mellon Corp.	2.100%	1/15/19	250	247
Bank of New York Mellon Corp.	5.450%	5/15/19	200	226
Bank of New York Mellon Corp.	3.550%	9/23/21	300	304
Bank of Nova Scotia	3.400%	1/22/15	125	129
Bank of Nova Scotia	0.750%	10/9/15	75	75
Bank of Nova Scotia	2.900%	3/29/16	500	521
Bank of Nova Scotia	1.375%	7/15/16	750	757
Bank of Nova Scotia	1.100%	12/13/16	150	151
Bank of Nova Scotia	2.550%	1/12/17	150	156
Bank of Nova Scotia	1.375%	12/18/17	100	98
Bank of Nova Scotia	2.050%	10/30/18	450	448
Bank One Corp.	4.900%	4/30/15	100	105
Barclays Bank plc	3.900%	4/7/15	400	416
Barclays Bank plc	5.000%	9/22/16	675	742
BB&T Corp.	5.200%	12/23/15	625	675
BB&T Corp.	2.150%	3/22/17	175	177
BB&T Corp.	4.900%	6/30/17	75	82
BB&T Corp.	1.450%	1/12/18	250	244
BBVA US Senior SAU	4.664%	10/9/15	400	421
Bear Stearns Cos. LLC	5.300%	10/30/15	50	54
Bear Stearns Cos. LLC	5.550%	1/22/17	150	167
Bear Stearns Cos. LLC	6.400%	10/2/17	400	467
Bear Stearns Cos. LLC	7.250%	2/1/18	325	386
BNP Paribas SA	3.250%	3/11/15	300	309
BNP Paribas SA	3.600%	2/23/16	525	552
BNP Paribas SA	1.250%	12/12/16	250	250
BNP Paribas SA	2.375%	9/14/17	350	357
BNP Paribas SA	2.700%	8/20/18	425	431
BNP Paribas SA	2.400%	12/12/18	225	225
BNP Paribas SA	5.000%	1/15/21	475	518
BPCE SA	2.500%	12/10/18	175	174
Branch Banking & Trust Co.	5.625%	9/15/16	175	195
Canadian Imperial Bank of Commerce	0.900%	10/1/15	150	151
Canadian Imperial Bank of Commerce	2.350%	12/11/15	165	170
Canadian Imperial Bank of Commerce	1.350%	7/18/16	100	101
Capital One Bank USA NA	1.150%	11/21/16	300	298
Capital One Bank USA NA	2.150%	11/21/18	100	99
Capital One Bank USA NA	8.800%	7/15/19	350	443
Capital One Bank USA NA	3.375%	2/15/23	235	218
Capital One Financial Corp.	2.150%	3/23/15	275	280
Capital One Financial Corp.	5.500%	6/1/15	25	27
Capital One Financial Corp.	3.150%	7/15/16	250	261
Capital One Financial Corp.	6.150%	9/1/16	125	139
Capital One Financial Corp.	5.250%	2/21/17	50	54
Capital One Financial Corp.	6.750%	9/15/17	50	58

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	4.750%	7/15/21	50	53
	Capital One Financial Corp.	3.500%	6/15/23	27	25
[3,6]	Citicorp Lease Pass-Through Trust
	1999-1	8.040%	12/15/19	500	592
	Citigroup Inc.	6.010%	1/15/15	259	273
	Citigroup Inc.	4.750%	5/19/15	236	248
	Citigroup Inc.	4.700%	5/29/15	150	158
	Citigroup Inc.	2.250%	8/7/15	250	255
	Citigroup Inc.	4.587%	12/15/15	175	187
	Citigroup Inc.	5.300%	1/7/16	225	243
	Citigroup Inc.	1.250%	1/15/16	300	301
	Citigroup Inc.	1.300%	4/1/16	50	50
	Citigroup Inc.	3.953%	6/15/16	100	106
	Citigroup Inc.	4.450%	1/10/17	300	325
	Citigroup Inc.	6.000%	8/15/17	176	201
	Citigroup Inc.	6.125%	11/21/17	825	951
	Citigroup Inc.	6.125%	5/15/18	789	915
	Citigroup Inc.	2.500%	9/26/18	675	680
	Citigroup Inc.	8.500%	5/22/19	300	384
	Citigroup Inc.	5.375%	8/9/20	150	170
	Citigroup Inc.	4.500%	1/14/22	575	605
	Citigroup Inc.	4.050%	7/30/22	300	296
	Citigroup Inc.	3.500%	5/15/23	500	462
	Citigroup Inc.	3.875%	10/25/23	500	489
	Citigroup Inc.	5.500%	9/13/25	75	79
	Citigroup Inc.	6.625%	6/15/32	100	112
	Citigroup Inc.	5.875%	2/22/33	275	282
	Citigroup Inc.	6.125%	8/25/36	75	80
	Citigroup Inc.	5.875%	5/29/37	250	275
	Citigroup Inc.	6.875%	3/5/38	439	545
	Citigroup Inc.	8.125%	7/15/39	575	804
	Comerica Bank	5.750%	11/21/16	225	253
	Comerica Bank	5.200%	8/22/17	75	83
	Commonwealth Bank of Australia	1.950%	3/16/15	350	356
	Commonwealth Bank of Australia	1.250%	9/18/15	250	253
	Commonwealth Bank of Australia	1.900%	9/18/17	250	249
	Compass Bank	6.400%	10/1/17	75	83
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	125	128
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	250	263
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	325	321
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	950	1,004
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	525	527
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	125	121
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	175	176
	Countrywide Financial Corp.	6.250%	5/15/16	125	138
	Credit Suisse	3.500%	3/23/15	525	543
	Credit Suisse	6.000%	2/15/18	100	115
	Credit Suisse	5.300%	8/13/19	175	197
	Credit Suisse	5.400%	1/14/20	325	360
	Credit Suisse	4.375%	8/5/20	435	464
	Credit Suisse USA Inc.	4.875%	1/15/15	635	663
	Credit Suisse USA Inc.	5.125%	8/15/15	75	80
	Deutsche Bank AG	6.000%	9/1/17	550	628
3	Deutsche Bank AG	4.296%	5/24/28	275	249
	Deutsche Bank Financial LLC	5.375%	3/2/15	300	314
	Discover Bank	4.200%	8/8/23	300	294
	Discover Financial Services	3.850%	11/21/22	200	189
	Fifth Third Bancorp	3.625%	1/25/16	400	419
	Fifth Third Bancorp	3.500%	3/15/22	125	122
	Fifth Third Bancorp	4.300%	1/16/24	275	269
	Fifth Third Bancorp	8.250%	3/1/38	225	296
	Fifth Third Bank	0.900%	2/26/16	225	224
	First Horizon National Corp.	5.375%	12/15/15	150	161

First Niagara Financial Group Inc.	6.750%	3/19/20	50	57
First Niagara Financial Group Inc.	7.250%	12/15/21	50	57
FirstMerit Corp.	4.350%	2/4/23	50	49
Goldman Sachs Capital I	6.345%	2/15/34	400	403
Goldman Sachs Group Inc.	5.125%	1/15/15	665	695
Goldman Sachs Group Inc.	3.300%	5/3/15	175	180
Goldman Sachs Group Inc.	3.700%	8/1/15	550	573
Goldman Sachs Group Inc.	5.350%	1/15/16	300	324
Goldman Sachs Group Inc.	3.625%	2/7/16	1,525	1,595
Goldman Sachs Group Inc.	5.750%	10/1/16	250	278
Goldman Sachs Group Inc.	5.625%	1/15/17	450	495
Goldman Sachs Group Inc.	6.250%	9/1/17	475	544
Goldman Sachs Group Inc.	5.950%	1/18/18	825	938
Goldman Sachs Group Inc.	2.375%	1/22/18	450	451
Goldman Sachs Group Inc.	6.150%	4/1/18	200	229
Goldman Sachs Group Inc.	2.900%	7/19/18	425	432
Goldman Sachs Group Inc.	7.500%	2/15/19	75	91
Goldman Sachs Group Inc.	5.375%	3/15/20	475	528
Goldman Sachs Group Inc.	6.000%	6/15/20	180	206
Goldman Sachs Group Inc.	5.250%	7/27/21	475	521
Goldman Sachs Group Inc.	5.750%	1/24/22	675	759
Goldman Sachs Group Inc.	3.625%	1/22/23	375	361
Goldman Sachs Group Inc.	5.950%	1/15/27	400	423
Goldman Sachs Group Inc.	6.125%	2/15/33	125	140
Goldman Sachs Group Inc.	6.450%	5/1/36	225	238
Goldman Sachs Group Inc.	6.750%	10/1/37	625	689
Goldman Sachs Group Inc.	6.250%	2/1/41	675	775
HSBC Bank USA NA	4.875%	8/24/20	250	271
HSBC Bank USA NA	5.625%	8/15/35	250	263
HSBC Holdings plc	5.100%	4/5/21	625	694
HSBC Holdings plc	4.875%	1/14/22	225	242
HSBC Holdings plc	4.000%	3/30/22	225	230
HSBC Holdings plc	7.625%	5/17/32	100	125
HSBC Holdings plc	7.350%	11/27/32	100	122
HSBC Holdings plc	6.500%	5/2/36	500	591
HSBC Holdings plc	6.500%	9/15/37	450	530
HSBC Holdings plc	6.800%	6/1/38	50	61
HSBC USA Inc.	2.375%	2/13/15	250	255
HSBC USA Inc.	1.625%	1/16/18	475	469
HSBC USA Inc.	2.625%	9/24/18	50	51
Huntington Bancshares Inc.	2.600%	8/2/18	50	50
Huntington Bancshares Inc.	7.000%	12/15/20	25	29
Huntington National Bank	1.300%	11/20/16	100	100
Intesa Sanpaolo SPA	3.125%	1/15/16	325	331
Intesa Sanpaolo SPA	3.875%	1/16/18	200	203
Intesa Sanpaolo SPA	3.875%	1/15/19	200	199
JPMorgan Chase & Co.	3.700%	1/20/15	250	258
JPMorgan Chase & Co.	4.750%	3/1/15	775	811
JPMorgan Chase & Co.	5.250%	5/1/15	125	132
JPMorgan Chase & Co.	5.150%	10/1/15	200	214
JPMorgan Chase & Co.	1.100%	10/15/15	600	602
JPMorgan Chase & Co.	2.600%	1/15/16	150	155
JPMorgan Chase & Co.	3.450%	3/1/16	350	367
JPMorgan Chase & Co.	3.150%	7/5/16	525	550
JPMorgan Chase & Co.	6.125%	6/27/17	75	85
JPMorgan Chase & Co.	2.000%	8/15/17	325	329
JPMorgan Chase & Co.	6.000%	1/15/18	1,075	1,238
JPMorgan Chase & Co.	1.800%	1/25/18	450	446
JPMorgan Chase & Co.	1.625%	5/15/18	775	758
JPMorgan Chase & Co.	6.300%	4/23/19	825	971
JPMorgan Chase & Co.	4.400%	7/22/20	575	617
JPMorgan Chase & Co.	4.625%	5/10/21	250	268
JPMorgan Chase & Co.	4.350%	8/15/21	280	295
JPMorgan Chase & Co.	4.500%	1/24/22	25	26
JPMorgan Chase & Co.	3.250%	9/23/22	700	670
JPMorgan Chase & Co.	3.375%	5/1/23	200	185
JPMorgan Chase & Co.	6.400%	5/15/38	950	1,132
JPMorgan Chase & Co.	5.500%	10/15/40	250	270
JPMorgan Chase & Co.	5.600%	7/15/41	450	488
JPMorgan Chase & Co.	5.400%	1/6/42	150	160

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	5.625%	8/16/43	100	105
	JPMorgan Chase Bank NA	5.875%	6/13/16	25	28
	JPMorgan Chase Bank NA	6.000%	10/1/17	375	429
	KeyBank NA	4.950%	9/15/15	150	159
	KeyBank NA	5.450%	3/3/16	150	163
	KeyBank NA	1.650%	2/1/18	75	73
	KeyCorp	2.300%	12/13/18	125	124
	KeyCorp	5.100%	3/24/21	25	27
	Lloyds Bank plc	4.875%	1/21/16	150	161
	Lloyds Bank plc	4.200%	3/28/17	75	80
	Lloyds Bank plc	2.300%	11/27/18	225	224
	Lloyds Bank plc	6.375%	1/21/21	175	208
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	200	232
3	Manufacturers & Traders Trust Co.	5.585%	12/28/20	150	153
	MBNA Corp.	5.000%	6/15/15	50	53
	Mellon Funding Corp.	5.000%	12/1/14	300	312
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	500	521
	Merrill Lynch & Co. Inc.	5.300%	9/30/15	125	134
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	225	247
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	300	333
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	400	461
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	875	1,033
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	75	88
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	100	107
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	270	345
	Morgan Stanley	4.100%	1/26/15	225	233
	Morgan Stanley	6.000%	4/28/15	225	240
	Morgan Stanley	5.375%	10/15/15	175	188
	Morgan Stanley	3.450%	11/2/15	700	730
	Morgan Stanley	1.750%	2/25/16	150	152
	Morgan Stanley	3.800%	4/29/16	575	608
	Morgan Stanley	5.750%	10/18/16	375	418
	Morgan Stanley	5.450%	1/9/17	575	636
	Morgan Stanley	4.750%	3/22/17	255	279
	Morgan Stanley	5.550%	4/27/17	50	56
	Morgan Stanley	5.950%	12/28/17	375	427
	Morgan Stanley	6.625%	4/1/18	450	525
	Morgan Stanley	2.125%	4/25/18	425	422
	Morgan Stanley	7.300%	5/13/19	525	638
	Morgan Stanley	5.625%	9/23/19	800	906
	Morgan Stanley	5.500%	1/26/20	275	308
	Morgan Stanley	5.500%	7/24/20	175	196
	Morgan Stanley	5.750%	1/25/21	250	283
	Morgan Stanley	5.500%	7/28/21	75	84
	Morgan Stanley	4.875%	11/1/22	425	432
	Morgan Stanley	3.750%	2/25/23	425	413
	Morgan Stanley	4.100%	5/22/23	350	337
	Morgan Stanley	5.000%	11/24/25	100	100
	Morgan Stanley	6.250%	8/9/26	450	518
	Morgan Stanley	7.250%	4/1/32	150	186
	Murray Street Investment Trust I	4.647%	3/9/17	275	296
	National Australia Bank Ltd.	2.000%	3/9/15	175	178
	National Australia Bank Ltd.	1.600%	8/7/15	275	279
	National Australia Bank Ltd.	2.750%	3/9/17	175	181
	National Australia Bank Ltd.	2.300%	7/25/18	175	176
	National Australia Bank Ltd.	3.000%	1/20/23	250	232
	National Bank of Canada	1.500%	6/26/15	125	127
	National Bank of Canada	1.450%	11/7/17	100	98
	National City Corp.	4.900%	1/15/15	500	523
	Northern Trust Corp.	4.625%	5/1/14	100	101
	Northern Trust Corp.	3.375%	8/23/21	100	101
	Northern Trust Corp.	3.950%	10/30/25	150	145
	PNC Bank NA	4.875%	9/21/17	775	851
	PNC Bank NA	6.000%	12/7/17	100	114
	PNC Funding Corp.	3.625%	2/8/15	75	77
	PNC Funding Corp.	5.250%	11/15/15	100	108
	PNC Funding Corp.	5.625%	2/1/17	75	83
	PNC Funding Corp.	6.700%	6/10/19	25	30
	PNC Funding Corp.	5.125%	2/8/20	150	168
	PNC Funding Corp.	4.375%	8/11/20	475	511

	PNC Funding Corp.	3.300%	3/8/22	500	490
	Regions Financial Corp.	2.000%	5/15/18	325	315
	Royal Bank of Canada	0.800%	10/30/15	575	577
	Royal Bank of Canada	2.625%	12/15/15	625	649
	Royal Bank of Canada	2.875%	4/19/16	150	156
	Royal Bank of Canada	2.200%	7/27/18	375	377
	Royal Bank of Scotland Group plc	2.550%	9/18/15	150	153
	Royal Bank of Scotland Group plc	6.400%	10/21/19	450	519
6	Royal Bank of Scotland plc	4.875%	8/25/14	50	51
	Royal Bank of Scotland plc	4.875%	3/16/15	225	235
	Royal Bank of Scotland plc	3.950%	9/21/15	25	26
	Royal Bank of Scotland plc	4.375%	3/16/16	75	80
	Royal Bank of Scotland plc	5.625%	8/24/20	150	167
	Royal Bank of Scotland plc	6.125%	1/11/21	200	226
	Santander Bank NA	8.750%	5/30/18	75	90
	Santander Holdings USA Inc.	3.000%	9/24/15	250	256
	Santander Holdings USA Inc.	3.450%	8/27/18	50	51
	Societe Generale SA	2.750%	10/12/17	225	231
	Societe Generale SA	2.625%	10/1/18	550	553
	State Street Corp.	2.875%	3/7/16	150	156
	State Street Corp.	4.956%	3/15/18	275	299
	State Street Corp.	1.350%	5/15/18	275	267
	State Street Corp.	3.100%	5/15/23	150	138
	State Street Corp.	3.700%	11/20/23	83	82
	Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	475	471
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	236
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	99
	SunTrust Bank	7.250%	3/15/18	75	88
	SunTrust Banks Inc.	3.600%	4/15/16	75	79
	SunTrust Banks Inc.	3.500%	1/20/17	350	369
	SunTrust Banks Inc.	6.000%	9/11/17	50	57
	SunTrust Banks Inc.	2.350%	11/1/18	25	25
	Svenska Handelsbanken AB	2.875%	4/4/17	475	495
	Svenska Handelsbanken AB	2.500%	1/25/19	225	224
	Toronto-Dominion Bank	1.375%	7/14/14	90	91
	Toronto-Dominion Bank	2.500%	7/14/16	120	124
	Toronto-Dominion Bank	2.375%	10/19/16	250	260
	Toronto-Dominion Bank	1.400%	4/30/18	250	244
	Toronto-Dominion Bank	2.625%	9/10/18	300	308
	UBS AG	7.000%	10/15/15	250	276
	UBS AG	7.375%	6/15/17	200	228
	UBS AG	5.875%	12/20/17	425	487
	UBS AG	5.750%	4/25/18	575	658
	UBS AG	4.875%	8/4/20	300	333
	Union Bank NA	5.950%	5/11/16	100	111
	Union Bank NA	2.125%	6/16/17	50	51
	Union Bank NA	2.625%	9/26/18	125	127
	UnionBanCal Corp.	3.500%	6/18/22	175	171
	US Bancorp	3.150%	3/4/15	50	52
	US Bancorp	3.442%	2/1/16	150	156
	US Bancorp	1.950%	11/15/18	325	323
	US Bancorp	4.125%	5/24/21	250	265
	US Bancorp	3.000%	3/15/22	125	121
	US Bancorp	2.950%	7/15/22	400	371
	Vesey Street Investment Trust I	4.404%	9/1/16	25	27
	Wachovia Bank NA	4.875%	2/1/15	216	226
	Wachovia Bank NA	6.000%	11/15/17	200	230
	Wachovia Bank NA	5.850%	2/1/37	300	339
	Wachovia Bank NA	6.600%	1/15/38	225	276
	Wachovia Corp.	5.625%	10/15/16	125	140
	Wachovia Corp.	5.750%	6/15/17	425	485
	Wachovia Corp.	5.750%	2/1/18	300	345
	Wachovia Corp.	6.605%	10/1/25	500	569
	Wells Fargo & Co.	1.250%	2/13/15	575	580
	Wells Fargo & Co.	3.625%	4/15/15	425	442
	Wells Fargo & Co.	3.676%	6/15/16	50	53
	Wells Fargo & Co.	2.625%	12/15/16	350	366
	Wells Fargo & Co.	2.100%	5/8/17	150	153
	Wells Fargo & Co.	5.625%	12/11/17	575	659
	Wells Fargo & Co.	1.500%	1/16/18	25	25

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Wells Fargo & Co.	4.600%	4/1/21	1,075	1,161
Wells Fargo & Co.	3.500%	3/8/22	200	200
Wells Fargo & Co.	5.375%	2/7/35	200	214
Wells Fargo & Co.	5.375%	11/2/43	300	305
Wells Fargo Bank NA	4.750%	2/9/15	1,106	1,153
Wells Fargo Bank NA	5.750%	5/16/16	125	138
Wells Fargo Bank NA	5.950%	8/26/36	200	225
Westpac Banking Corp.	4.200%	2/27/15	750	782
Westpac Banking Corp.	3.000%	8/4/15	275	286
Westpac Banking Corp.	1.125%	9/25/15	50	51
Westpac Banking Corp.	0.950%	1/12/16	125	125
Westpac Banking Corp.	1.600%	1/12/18	200	197
Westpac Banking Corp.	2.250%	7/30/18	325	326
Westpac Banking Corp.	4.875%	11/19/19	250	276
Zions Bancorporation	4.500%	3/27/17	25	26
Zions Bancorporation	4.500%	6/13/23	75	73

Brokerage (0.2%)
Ameriprise Financial Inc.	5.650%	11/15/15	63	68
Ameriprise Financial Inc.	5.300%	3/15/20	250	280
Ameriprise Financial Inc.	4.000%	10/15/23	75	74
BlackRock Inc.	1.375%	6/1/15	25	25
BlackRock Inc.	6.250%	9/15/17	100	116
BlackRock Inc.	5.000%	12/10/19	160	181
BlackRock Inc.	4.250%	5/24/21	200	211
BlackRock Inc.	3.375%	6/1/22	225	221
Charles Schwab Corp.	3.225%	9/1/22	150	143
Eaton Vance Corp.	3.625%	6/15/23	75	72
Franklin Resources Inc.	3.125%	5/20/15	100	103
Franklin Resources Inc.	1.375%	9/15/17	50	49
Franklin Resources Inc.	2.800%	9/15/22	225	209
Invesco Finance plc	3.125%	11/30/22	175	161
Invesco Finance plc	4.000%	1/30/24	200	199
Invesco Finance plc	5.375%	11/30/43	300	300
Jefferies Group LLC	5.125%	4/13/18	175	189
Jefferies Group LLC	8.500%	7/15/19	25	30
Jefferies Group LLC	6.875%	4/15/21	355	405
Jefferies Group LLC	5.125%	1/20/23	100	101
Jefferies Group LLC	6.450%	6/8/27	125	129
Jefferies Group LLC	6.250%	1/15/36	175	168
Jefferies Group LLC	6.500%	1/20/43	25	25
Lazard Group LLC	6.850%	6/15/17	325	368
Leucadia National Corp.	5.500%	10/18/23	100	100
Leucadia National Corp.	6.625%	10/23/43	125	122
Nomura Holdings Inc.	5.000%	3/4/15	175	183
Nomura Holdings Inc.	2.000%	9/13/16	250	252
Nomura Holdings Inc.	6.700%	3/4/20	200	230
Raymond James Financial Inc.	4.250%	4/15/16	50	53
TD Ameritrade Holding Corp.	5.600%	12/1/19	50	57

Finance Companies (0.6%)
Air Lease Corp.	3.375%	1/15/19	300	302
Air Lease Corp.	4.750%	3/1/20	400	415
GATX Corp.	4.750%	6/15/22	100	100
General Electric Capital Corp.	2.150%	1/9/15	25	25
General Electric Capital Corp.	3.500%	6/29/15	800	835
General Electric Capital Corp.	1.625%	7/2/15	450	457
General Electric Capital Corp.	4.375%	9/21/15	200	212
General Electric Capital Corp.	1.000%	12/11/15	50	50
General Electric Capital Corp.	1.000%	1/8/16	250	251
General Electric Capital Corp.	2.950%	5/9/16	450	471
General Electric Capital Corp.	3.350%	10/17/16	850	902
General Electric Capital Corp.	5.400%	2/15/17	300	334
General Electric Capital Corp.	2.300%	4/27/17	325	333
General Electric Capital Corp.	5.625%	9/15/17	460	523
General Electric Capital Corp.	1.600%	11/20/17	125	125
General Electric Capital Corp.	5.625%	5/1/18	1,040	1,196
General Electric Capital Corp.	6.000%	8/7/19	650	763
General Electric Capital Corp.	2.100%	12/11/19	25	24
General Electric Capital Corp.	5.500%	1/8/20	75	86

	General Electric Capital Corp.	5.550%	5/4/20	275	317
	General Electric Capital Corp.	4.375%	9/16/20	150	162
	General Electric Capital Corp.	5.300%	2/11/21	350	390
	General Electric Capital Corp.	4.650%	10/17/21	375	410
	General Electric Capital Corp.	3.100%	1/9/23	200	190
	General Electric Capital Corp.	6.750%	3/15/32	1,175	1,450
	General Electric Capital Corp.	6.150%	8/7/37	475	548
	General Electric Capital Corp.	5.875%	1/14/38	925	1,045
	General Electric Capital Corp.	6.875%	1/10/39	875	1,121
3	General Electric Capital Corp.	6.375%	11/15/67	400	433
3	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	104
	HSBC Finance Corp.	5.000%	6/30/15	275	291
	HSBC Finance Corp.	6.676%	1/15/21	640	736
	Prospect Capital Corp.	5.875%	3/15/23	25	24

	Insurance (1.3%)
	ACE Capital Trust II	9.700%	4/1/30	50	71
	ACE INA Holdings Inc.	5.600%	5/15/15	175	187
	ACE INA Holdings Inc.	2.600%	11/23/15	150	155
	ACE INA Holdings Inc.	5.700%	2/15/17	100	112
	ACE INA Holdings Inc.	5.800%	3/15/18	25	29
	ACE INA Holdings Inc.	5.900%	6/15/19	25	29
	ACE INA Holdings Inc.	2.700%	3/13/23	125	114
	ACE INA Holdings Inc.	4.150%	3/13/43	100	90
	AEGON Funding Co. LLC	5.750%	12/15/20	331	370
	Aetna Inc.	6.000%	6/15/16	75	84
	Aetna Inc.	1.500%	11/15/17	75	74
	Aetna Inc.	6.500%	9/15/18	150	176
	Aetna Inc.	2.750%	11/15/22	200	183
	Aetna Inc.	6.625%	6/15/36	250	296
	Aetna Inc.	6.750%	12/15/37	100	121
	Aetna Inc.	4.500%	5/15/42	75	69
	Aetna Inc.	4.125%	11/15/42	75	65
	Aflac Inc.	2.650%	2/15/17	125	129
	Aflac Inc.	4.000%	2/15/22	50	50
	Aflac Inc.	3.625%	6/15/23	125	121
	Aflac Inc.	6.900%	12/17/39	25	31
	Alleghany Corp.	5.625%	9/15/20	100	110
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	75	86
	Allstate Corp.	5.550%	5/9/35	75	82
	Allstate Corp.	4.500%	6/15/43	50	47
3	Allstate Corp.	5.750%	8/15/53	75	76
3	Allstate Corp.	6.125%	5/15/67	125	131
	Alterra Finance LLC	6.250%	9/30/20	55	62
	American Financial Group Inc.	9.875%	6/15/19	50	64
	American International Group Inc.	3.000%	3/20/15	200	205
	American International Group Inc.	2.375%	8/24/15	25	26
	American International Group Inc.	5.050%	10/1/15	225	241
	American International Group Inc.	4.875%	9/15/16	200	219
	American International Group Inc.	5.600%	10/18/16	325	362
	American International Group Inc.	3.800%	3/22/17	300	320
	American International Group Inc.	5.850%	1/16/18	125	143
	American International Group Inc.	8.250%	8/15/18	75	94
	American International Group Inc.	3.375%	8/15/20	125	126
	American International Group Inc.	6.400%	12/15/20	385	455
	American International Group Inc.	4.875%	6/1/22	100	107
	American International Group Inc.	4.125%	2/15/24	100	99
	American International Group Inc.	6.250%	5/1/36	475	547
3	American International Group Inc.	8.175%	5/15/68	525	630
3	American International Group Inc.	6.250%	3/15/87	125	125
	Aon Corp.	3.500%	9/30/15	125	131
	Aon Corp.	5.000%	9/30/20	200	219
	Aon Corp.	8.205%	1/1/27	25	30
	Aon Corp.	6.250%	9/30/40	100	113
	Aon plc	4.450%	5/24/43	50	44
	Arch Capital Group Ltd.	7.350%	5/1/34	75	94
	Arch Capital Group US Inc.	5.144%	11/1/43	50	50
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	50	55
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	225	221
	Assurant Inc.	4.000%	3/15/23	100	95

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Assurant Inc.	6.750%	2/15/34	50	53
	AXA SA	8.600%	12/15/30	375	459
	Axis Specialty Finance LLC	5.875%	6/1/20	75	82
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	275	288
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	25	26
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	150	151
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	550	631
	Berkshire Hathaway Finance Corp.	2.000%	8/15/18	50	50
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	50	49
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	132
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	143
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	82
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	150	136
	Berkshire Hathaway Inc.	3.200%	2/11/15	225	232
	Berkshire Hathaway Inc.	2.200%	8/15/16	525	543
	Berkshire Hathaway Inc.	3.000%	2/11/23	225	211
	Chubb Corp.	5.750%	5/15/18	50	57
	Chubb Corp.	6.000%	5/11/37	125	144
	Chubb Corp.	6.500%	5/15/38	50	61
3	Chubb Corp.	6.375%	3/29/67	325	355
	Cigna Corp.	2.750%	11/15/16	175	182
	Cigna Corp.	5.125%	6/15/20	150	165
	Cigna Corp.	4.375%	12/15/20	75	79
	Cigna Corp.	4.000%	2/15/22	75	76
	Cigna Corp.	7.875%	5/15/27	50	62
	Cigna Corp.	6.150%	11/15/36	275	309
	Cigna Corp.	5.875%	3/15/41	50	55
	Cigna Corp.	5.375%	2/15/42	75	78
	Cincinnati Financial Corp.	6.125%	11/1/34	150	156
	CNA Financial Corp.	6.500%	8/15/16	175	197
	CNA Financial Corp.	7.350%	11/15/19	25	30
	CNA Financial Corp.	5.875%	8/15/20	75	85
	CNA Financial Corp.	5.750%	8/15/21	75	84
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	81
	First American Financial Corp.	4.300%	2/1/23	50	48
	Genworth Holdings Inc.	8.625%	12/15/16	275	326
	Genworth Holdings Inc.	7.200%	2/15/21	75	87
	Genworth Holdings Inc.	7.625%	9/24/21	100	119
	Genworth Holdings Inc.	4.800%	2/15/24	75	74
	Genworth Holdings Inc.	6.500%	6/15/34	150	160
	Hartford Financial Services Group Inc.	5.500%	10/15/16	125	139
	Hartford Financial Services Group Inc.	5.375%	3/15/17	100	110
	Hartford Financial Services Group Inc.	4.000%	10/15/17	50	53
	Hartford Financial Services Group Inc.	6.300%	3/15/18	134	154
	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	29
	Hartford Financial Services Group Inc.	5.125%	4/15/22	25	27
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	55
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	153
	HCC Insurance Holdings Inc.	6.300%	11/15/19	100	116
	Humana Inc.	7.200%	6/15/18	200	236
	Humana Inc.	8.150%	6/15/38	175	230
	Infinity Property & Casualty Corp.	5.000%	9/19/22	50	50
	ING US Inc.	2.900%	2/15/18	75	77
	ING US Inc.	5.500%	7/15/22	25	27
	ING US Inc.	5.700%	7/15/43	100	104
	Lincoln National Corp.	4.200%	3/15/22	175	178
	Lincoln National Corp.	6.150%	4/7/36	150	168
	Lincoln National Corp.	7.000%	6/15/40	100	125
3	Lincoln National Corp.	7.000%	5/17/66	500	509
	Loews Corp.	2.625%	5/15/23	75	67
	Loews Corp.	6.000%	2/1/35	50	55
	Loews Corp.	4.125%	5/15/43	175	149
	Manulife Financial Corp.	3.400%	9/17/15	100	104
	Manulife Financial Corp.	4.900%	9/17/20	275	293
	Markel Corp.	7.125%	9/30/19	50	60
	Markel Corp.	4.900%	7/1/22	125	129
	Markel Corp.	5.000%	3/30/43	50	46
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	75	97
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	313
	MetLife Inc.	5.000%	6/15/15	125	133

	MetLife Inc.	1.756%	12/15/17	100	99
	MetLife Inc.	6.817%	8/15/18	25	30
	MetLife Inc.	7.717%	2/15/19	50	62
	MetLife Inc.	4.750%	2/8/21	700	755
	MetLife Inc.	3.048%	12/15/22	100	93
	MetLife Inc.	6.500%	12/15/32	175	209
	MetLife Inc.	6.375%	6/15/34	100	118
	MetLife Inc.	5.700%	6/15/35	200	218
	MetLife Inc.	5.875%	2/6/41	25	28
3	MetLife Inc.	6.400%	12/15/66	200	206
	OneBeacon US Holdings Inc.	4.600%	11/9/22	50	49
	PartnerRe Finance B LLC	5.500%	6/1/20	100	108
	Primerica Inc.	4.750%	7/15/22	25	26
	Principal Financial Group Inc.	1.850%	11/15/17	25	25
	Principal Financial Group Inc.	3.300%	9/15/22	200	189
	Principal Financial Group Inc.	3.125%	5/15/23	100	93
	Principal Financial Group Inc.	6.050%	10/15/36	100	113
	Principal Financial Group Inc.	4.625%	9/15/42	50	46
	Principal Financial Group Inc.	4.350%	5/15/43	50	45
	ProAssurance Corp.	5.300%	11/15/23	50	51
	Progressive Corp.	3.750%	8/23/21	75	77
	Progressive Corp.	6.625%	3/1/29	125	147
3	Progressive Corp.	6.700%	6/15/67	125	135
	Protective Life Corp.	8.450%	10/15/39	25	32
	Prudential Financial Inc.	6.200%	1/15/15	25	26
	Prudential Financial Inc.	5.500%	3/15/16	65	71
	Prudential Financial Inc.	6.000%	12/1/17	250	287
	Prudential Financial Inc.	2.300%	8/15/18	25	25
	Prudential Financial Inc.	5.375%	6/21/20	425	478
	Prudential Financial Inc.	5.750%	7/15/33	50	54
	Prudential Financial Inc.	5.400%	6/13/35	100	103
	Prudential Financial Inc.	5.900%	3/17/36	375	408
	Prudential Financial Inc.	6.625%	6/21/40	400	481
3	Prudential Financial Inc.	5.875%	9/15/42	100	102
3	Prudential Financial Inc.	5.625%	6/15/43	375	369
	Prudential Financial Inc.	5.100%	8/15/43	50	50
3	Prudential Financial Inc.	5.200%	3/15/44	50	48
	Reinsurance Group of America Inc.	4.700%	9/15/23	125	126
3	Reinsurance Group of America Inc.	6.750%	12/15/65	150	149
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	50	59
	Torchmark Corp.	6.375%	6/15/16	100	110
	Transatlantic Holdings Inc.	8.000%	11/30/39	175	216
	Travelers Cos. Inc.	5.750%	12/15/17	250	286
	Travelers Cos. Inc.	5.900%	6/2/19	650	759
	Travelers Cos. Inc.	3.900%	11/1/20	125	131
	Trinity Acquisition plc	4.625%	8/15/23	175	171
	Trinity Acquisition plc	6.125%	8/15/43	75	75
	UnitedHealth Group Inc.	4.875%	3/15/15	50	53
	UnitedHealth Group Inc.	6.000%	6/15/17	150	173
	UnitedHealth Group Inc.	1.400%	10/15/17	100	99
	UnitedHealth Group Inc.	6.000%	2/15/18	400	461
	UnitedHealth Group Inc.	1.625%	3/15/19	25	24
	UnitedHealth Group Inc.	3.375%	11/15/21	100	98
	UnitedHealth Group Inc.	2.750%	2/15/23	175	159
	UnitedHealth Group Inc.	6.500%	6/15/37	50	59
	UnitedHealth Group Inc.	6.625%	11/15/37	125	151
	UnitedHealth Group Inc.	6.875%	2/15/38	320	395
	UnitedHealth Group Inc.	4.625%	11/15/41	75	70
	UnitedHealth Group Inc.	4.375%	3/15/42	50	46
	UnitedHealth Group Inc.	3.950%	10/15/42	75	64
	UnitedHealth Group Inc.	4.250%	3/15/43	275	248
	Unum Group	7.125%	9/30/16	100	114
	Unum Group	5.625%	9/15/20	50	55
	Unum Group	5.750%	8/15/42	25	26
	Validus Holdings Ltd.	8.875%	1/26/40	75	96
	WellPoint Inc.	1.250%	9/10/15	100	101
	WellPoint Inc.	5.250%	1/15/16	525	568
	WellPoint Inc.	5.875%	6/15/17	25	28
	WellPoint Inc.	1.875%	1/15/18	125	123
	WellPoint Inc.	3.125%	5/15/22	75	70

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
WellPoint Inc.	3.300%	1/15/23	125	117
WellPoint Inc.	5.950%	12/15/34	425	456
WellPoint Inc.	5.850%	1/15/36	225	242
WellPoint Inc.	6.375%	6/15/37	50	57
WellPoint Inc.	4.625%	5/15/42	175	161
WR Berkley Corp.	5.375%	9/15/20	25	27
XL Group plc	6.250%	5/15/27	125	138
XLIT Ltd.	5.750%	10/1/21	105	118

Other Finance (0.1%)
CME Group Inc.	5.300%	9/15/43	100	104
IntercontinentalExchange Group Inc.	2.500%	10/15/18	25	25
IntercontinentalExchange Group Inc.	4.000%	10/15/23	100	100
NASDAQ OMX Group Inc.	4.000%	1/15/15	75	77
NASDAQ OMX Group Inc.	5.550%	1/15/20	75	80
ORIX Corp.	4.710%	4/27/15	250	261
ORIX Corp.	5.000%	1/12/16	115	122
XTRA Finance Corp.	5.150%	4/1/17	375	415

Real Estate Investment Trusts (0.6%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	126
Arden Realty LP	5.250%	3/1/15	25	26
AvalonBay Communities Inc.	5.750%	9/15/16	50	56
AvalonBay Communities Inc.	2.850%	3/15/23	25	22
AvalonBay Communities Inc.	4.200%	12/15/23	75	74
BioMed Realty LP	3.850%	4/15/16	125	130
BioMed Realty LP	4.250%	7/15/22	50	48
Boston Properties LP	5.625%	4/15/15	200	212
Boston Properties LP	5.625%	11/15/20	225	252
Boston Properties LP	4.125%	5/15/21	75	76
Boston Properties LP	3.850%	2/1/23	225	220
Boston Properties LP	3.125%	9/1/23	275	250
Brandywine Operating Partnership LP	4.950%	4/15/18	250	268
BRE Properties Inc.	3.375%	1/15/23	175	160
Camden Property Trust	2.950%	12/15/22	125	113
CBL & Associates LP	5.250%	12/1/23	100	100
CommonWealth REIT	5.875%	9/15/20	100	103
Corporate Office Properties LP	3.600%	5/15/23	50	45
CubeSmart LP	4.375%	12/15/23	100	98
DDR Corp.	4.750%	4/15/18	25	27
DDR Corp.	3.500%	1/15/21	75	73
DDR Corp.	4.625%	7/15/22	200	204
DDR Corp.	3.375%	5/15/23	275	250
Digital Realty Trust LP	4.500%	7/15/15	225	235
Digital Realty Trust LP	5.250%	3/15/21	225	230
Duke Realty LP	5.950%	2/15/17	125	138
Duke Realty LP	8.250%	8/15/19	100	123
Duke Realty LP	6.750%	3/15/20	250	288
EPR Properties	5.750%	8/15/22	25	25
EPR Properties	5.250%	7/15/23	125	122
ERP Operating LP	5.250%	9/15/14	50	52
ERP Operating LP	5.125%	3/15/16	75	82
ERP Operating LP	5.375%	8/1/16	50	55
ERP Operating LP	5.750%	6/15/17	25	28
ERP Operating LP	4.625%	12/15/21	215	226
ERP Operating LP	3.000%	4/15/23	125	114
Essex Portfolio LP	3.250%	5/1/23	25	23
Federal Realty Investment Trust	3.000%	8/1/22	75	70
Federal Realty Investment Trust	2.750%	6/1/23	25	22
HCP Inc.	3.750%	2/1/16	425	446
HCP Inc.	6.300%	9/15/16	100	112
HCP Inc.	6.700%	1/30/18	50	58
HCP Inc.	3.750%	2/1/19	50	52
HCP Inc.	2.625%	2/1/20	25	24
HCP Inc.	5.375%	2/1/21	25	27
HCP Inc.	3.150%	8/1/22	75	68
HCP Inc.	4.250%	11/15/23	150	147
HCP Inc.	6.750%	2/1/41	100	119
Health Care REIT Inc.	3.625%	3/15/16	25	26
Health Care REIT Inc.	6.200%	6/1/16	275	305

Health Care REIT Inc.	4.700%	9/15/17	25	27
Health Care REIT Inc.	2.250%	3/15/18	200	198
Health Care REIT Inc.	4.125%	4/1/19	200	211
Health Care REIT Inc.	4.950%	1/15/21	75	79
Health Care REIT Inc.	5.250%	1/15/22	100	106
Health Care REIT Inc.	3.750%	3/15/23	75	71
Health Care REIT Inc.	6.500%	3/15/41	25	27
Health Care REIT Inc.	5.125%	3/15/43	75	69
Healthcare Realty Trust Inc.	6.500%	1/17/17	50	56
Healthcare Realty Trust Inc.	3.750%	4/15/23	50	46
Healthcare Trust of America
Holdings LP	3.700%	4/15/23	25	23
Hospitality Properties Trust	5.125%	2/15/15	150	154
Hospitality Properties Trust	6.700%	1/15/18	250	278
Kilroy Realty LP	5.000%	11/3/15	100	107
Kilroy Realty LP	4.800%	7/15/18	125	134
Kilroy Realty LP	3.800%	1/15/23	200	186
Kimco Realty Corp.	5.783%	3/15/16	25	27
Kimco Realty Corp.	5.700%	5/1/17	250	278
Kimco Realty Corp.	6.875%	10/1/19	50	60
Kimco Realty Corp.	3.125%	6/1/23	25	23
Liberty Property LP	5.125%	3/2/15	250	261
Liberty Property LP	5.500%	12/15/16	50	55
Liberty Property LP	3.375%	6/15/23	50	45
Mack-Cali Realty LP	7.750%	8/15/19	100	119
Mack-Cali Realty LP	4.500%	4/18/22	75	74
Mid-America Apartments LP	4.300%	10/15/23	50	49
National Retail Properties Inc.	6.875%	10/15/17	275	317
Omega Healthcare Investors Inc.	6.750%	10/15/22	150	163
Piedmont Operating Partnership LP	3.400%	6/1/23	50	45
Post Apartment Homes LP	3.375%	12/1/22	50	46
ProLogis LP	4.500%	8/15/17	25	27
ProLogis LP	6.875%	3/15/20	200	235
Realty Income Corp.	2.000%	1/31/18	50	49
Realty Income Corp.	6.750%	8/15/19	150	175
Realty Income Corp.	5.750%	1/15/21	200	220
Realty Income Corp.	3.250%	10/15/22	50	45
Retail Opportunity Investments Corp.	5.000%	12/15/23	25	25
Senior Housing Properties Trust	4.300%	1/15/16	50	52
Simon Property Group LP	5.750%	12/1/15	525	568
Simon Property Group LP	5.250%	12/1/16	250	277
Simon Property Group LP	5.875%	3/1/17	25	28
Simon Property Group LP	2.150%	9/15/17	75	76
Simon Property Group LP	6.125%	5/30/18	225	261
Simon Property Group LP	5.650%	2/1/20	75	85
Simon Property Group LP	4.375%	3/1/21	125	132
Simon Property Group LP	3.375%	3/15/22	100	98
Simon Property Group LP	2.750%	2/1/23	25	23
Simon Property Group LP	4.750%	3/15/42	75	73
Tanger Properties LP	6.150%	11/15/15	100	109
Tanger Properties LP	3.875%	12/1/23	25	24
UDR Inc.	4.250%	6/1/18	125	132
UDR Inc.	3.700%	10/1/20	25	25
UDR Inc.	4.625%	1/10/22	50	51
Ventas Realty LP	1.550%	9/26/16	75	75
Ventas Realty LP	5.700%	9/30/43	75	76
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	100	98
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	150	157
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	125	131
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	185
Washington REIT	4.950%	10/1/20	25	26
Washington REIT	3.950%	10/15/22	75	71
Weingarten Realty Investors	3.375%	10/15/22	25	23
Weingarten Realty Investors	3.500%	4/15/23	100	91
				184,534
Industrial (13.5%)
Basic Industry (1.4%)
Agrium Inc.	6.750%	1/15/19	200	233
Agrium Inc.	6.125%	1/15/41	25	27
Agrium Inc.	4.900%	6/1/43	50	46

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Air Products & Chemicals Inc.	2.000%	8/2/16	125	128
Air Products & Chemicals Inc.	1.200%	10/15/17	75	73
Air Products & Chemicals Inc.	3.000%	11/3/21	75	72
Air Products & Chemicals Inc.	2.750%	2/3/23	50	46
Airgas Inc.	3.250%	10/1/15	150	155
Albemarle Corp.	4.500%	12/15/20	25	26
Alcoa Inc.	5.900%	2/1/27	710	699
Barrick Gold Corp.	6.950%	4/1/19	175	202
Barrick Gold Corp.	3.850%	4/1/22	200	180
Barrick Gold Corp.	4.100%	5/1/23	250	225
Barrick North America Finance LLC	6.800%	9/15/18	175	202
Barrick North America Finance LLC	4.400%	5/30/21	125	120
Barrick North America Finance LLC	5.700%	5/30/41	450	385
Barrick North America Finance LLC	5.750%	5/1/43	50	45
BHP Billiton Finance USA Ltd.	1.000%	2/24/15	425	428
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	50	54
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	150	153
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	375	376
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	111
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	150	150
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	400	476
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	25	25
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	225	215
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	100	100
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	132
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	375	379
Cabot Corp.	2.550%	1/15/18	150	150
Carpenter Technology Corp.	5.200%	7/15/21	125	127
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	250	263
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	25
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	73
CF Industries Inc.	6.875%	5/1/18	275	319
CF Industries Inc.	7.125%	5/1/20	380	447
CF Industries Inc.	4.950%	6/1/43	125	113
Cliffs Natural Resources Inc.	5.900%	3/15/20	25	26
Cliffs Natural Resources Inc.	4.875%	4/1/21	300	291
Cliffs Natural Resources Inc.	6.250%	10/1/40	125	106
Domtar Corp.	6.250%	9/1/42	25	24
Domtar Corp.	6.750%	2/15/44	100	102
Dow Chemical Co.	2.500%	2/15/16	75	77
Dow Chemical Co.	5.700%	5/15/18	25	29
Dow Chemical Co.	8.550%	5/15/19	325	421
Dow Chemical Co.	4.250%	11/15/20	125	133
Dow Chemical Co.	4.125%	11/15/21	100	103
Dow Chemical Co.	7.375%	11/1/29	25	32
Dow Chemical Co.	9.400%	5/15/39	350	522
Dow Chemical Co.	5.250%	11/15/41	200	200
Eastman Chemical Co.	3.000%	12/15/15	50	52
Eastman Chemical Co.	2.400%	6/1/17	75	76
Eastman Chemical Co.	5.500%	11/15/19	150	166
Eastman Chemical Co.	4.500%	1/15/21	75	77
Eastman Chemical Co.	3.600%	8/15/22	200	192
Eastman Chemical Co.	4.800%	9/1/42	225	212
Ecolab Inc.	3.000%	12/8/16	50	52
Ecolab Inc.	1.450%	12/8/17	225	220
Ecolab Inc.	4.350%	12/8/21	400	415
Ecolab Inc.	5.500%	12/8/41	150	161
EI du Pont de Nemours & Co.	1.950%	1/15/16	150	154
EI du Pont de Nemours & Co.	5.250%	12/15/16	25	28
EI du Pont de Nemours & Co.	6.000%	7/15/18	275	320
EI du Pont de Nemours & Co.	4.625%	1/15/20	400	435
EI du Pont de Nemours & Co.	2.800%	2/15/23	125	115
EI du Pont de Nemours & Co.	6.500%	1/15/28	100	121
EI du Pont de Nemours & Co.	4.150%	2/15/43	175	154
FMC Corp.	3.950%	2/1/22	50	50
Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	225	226
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	50	51
Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	400	399
Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	300	294
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	550	522

Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	460	434
Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	225	214
Glencore Canada Corp.	5.500%	6/15/17	200	217
Goldcorp Inc.	2.125%	3/15/18	325	317
Goldcorp Inc.	3.700%	3/15/23	200	179
International Paper Co.	5.300%	4/1/15	75	79
International Paper Co.	7.950%	6/15/18	500	611
International Paper Co.	7.500%	8/15/21	950	1,165
International Paper Co.	7.300%	11/15/39	100	123
Kinross Gold Corp.	5.125%	9/1/21	75	72
Kinross Gold Corp.	6.875%	9/1/41	50	45
LyondellBasell Industries NV	5.000%	4/15/19	350	387
LyondellBasell Industries NV	6.000%	11/15/21	175	201
LyondellBasell Industries NV	5.750%	4/15/24	175	195
Monsanto Co.	5.875%	4/15/38	325	374
Mosaic Co.	3.750%	11/15/21	150	147
Mosaic Co.	4.250%	11/15/23	100	99
Mosaic Co.	5.450%	11/15/33	100	102
Mosaic Co.	5.625%	11/15/43	100	101
Newmont Mining Corp.	3.500%	3/15/22	650	552
Newmont Mining Corp.	5.875%	4/1/35	100	84
Newmont Mining Corp.	4.875%	3/15/42	100	74
Nucor Corp.	5.750%	12/1/17	25	28
Nucor Corp.	5.850%	6/1/18	150	170
Nucor Corp.	4.000%	8/1/23	200	195
Nucor Corp.	6.400%	12/1/37	100	111
Nucor Corp.	5.200%	8/1/43	200	195
Packaging Corp. of America	3.900%	6/15/22	100	97
Packaging Corp. of America	4.500%	11/1/23	100	100
Placer Dome Inc.	6.450%	10/15/35	75	69
Plum Creek Timberlands LP	5.875%	11/15/15	100	108
Plum Creek Timberlands LP	4.700%	3/15/21	75	77
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	150	157
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	175	183
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	135
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	175	185
PPG Industries Inc.	1.900%	1/15/16	175	178
Praxair Inc.	4.375%	3/31/14	75	76
Praxair Inc.	5.200%	3/15/17	25	28
Praxair Inc.	4.500%	8/15/19	50	55
Praxair Inc.	3.000%	9/1/21	75	73
Praxair Inc.	2.450%	2/15/22	450	416
Praxair Inc.	2.200%	8/15/22	200	178
Praxair Inc.	3.550%	11/7/42	50	40
Rayonier Inc.	3.750%	4/1/22	50	47
Reliance Steel & Aluminum Co.	4.500%	4/15/23	75	73
Rio Tinto Alcan Inc.	5.000%	6/1/15	25	26
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	250
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	75	76
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	350	360
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	176
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	550	720
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	75	76
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	300	299
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	92
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	128
Rio Tinto Finance USA plc	1.375%	6/17/16	75	75
Rio Tinto Finance USA plc	2.000%	3/22/17	125	125
Rio Tinto Finance USA plc	1.625%	8/21/17	200	200
Rio Tinto Finance USA plc	2.250%	12/14/18	75	75
Rio Tinto Finance USA plc	3.500%	3/22/22	75	73
Rio Tinto Finance USA plc	2.875%	8/21/22	75	70
Rio Tinto Finance USA plc	4.750%	3/22/42	150	145
Rio Tinto Finance USA plc	4.125%	8/21/42	450	392
Rohm & Haas Co.	7.850%	7/15/29	250	330
RPM International Inc.	6.125%	10/15/19	25	28
RPM International Inc.	3.450%	11/15/22	100	92
Sherwin-Williams Co.	3.125%	12/15/14	75	77
Sigma-Aldrich Corp.	3.375%	11/1/20	50	50
Southern Copper Corp.	5.375%	4/16/20	75	80

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Southern Copper Corp.	7.500%	7/27/35	450	466
Southern Copper Corp.	6.750%	4/16/40	125	120
Syngenta Finance NV	3.125%	3/28/22	100	96
Syngenta Finance NV	4.375%	3/28/42	50	46
Teck Resources Ltd.	3.150%	1/15/17	25	26
Teck Resources Ltd.	2.500%	2/1/18	125	126
Teck Resources Ltd.	4.750%	1/15/22	25	25
Teck Resources Ltd.	3.750%	2/1/23	250	232
Teck Resources Ltd.	6.125%	10/1/35	200	193
Teck Resources Ltd.	6.250%	7/15/41	225	223
Teck Resources Ltd.	5.200%	3/1/42	150	131
Teck Resources Ltd.	5.400%	2/1/43	50	46
Vale Canada Ltd.	5.700%	10/15/15	125	134
Vale Overseas Ltd.	6.250%	1/23/17	50	56
Vale Overseas Ltd.	5.625%	9/15/19	175	190
Vale Overseas Ltd.	4.625%	9/15/20	275	281
Vale Overseas Ltd.	4.375%	1/11/22	860	833
Vale Overseas Ltd.	8.250%	1/17/34	50	57
Vale Overseas Ltd.	6.875%	11/21/36	500	512
Vale Overseas Ltd.	6.875%	11/10/39	450	462
Valspar Corp.	7.250%	6/15/19	25	30
Westlake Chemical Corp.	3.600%	7/15/22	25	24
Westvaco Corp.	7.950%	2/15/31	125	145
Weyerhaeuser Co.	7.375%	10/1/19	100	122
Weyerhaeuser Co.	8.500%	1/15/25	50	64
Weyerhaeuser Co.	7.375%	3/15/32	200	245
Weyerhaeuser Co.	6.875%	12/15/33	50	59

Capital Goods (1.2%)
3M Co.	6.375%	2/15/28	100	122
3M Co.	5.700%	3/15/37	125	144
ABB Finance USA Inc.	1.625%	5/8/17	100	100
ABB Finance USA Inc.	4.375%	5/8/42	25	23
Acuity Brands Lighting Inc.	6.000%	12/15/19	50	54
Boeing Co.	3.500%	2/15/15	400	413
Boeing Co.	6.000%	3/15/19	25	29
Boeing Co.	4.875%	2/15/20	75	84
Boeing Co.	6.625%	2/15/38	50	64
Boeing Co.	6.875%	3/15/39	75	99
Boeing Co.	5.875%	2/15/40	275	325
Carlisle Cos. Inc.	3.750%	11/15/22	75	70
Caterpillar Financial Services Corp.	4.750%	2/17/15	250	262
Caterpillar Financial Services Corp.	1.050%	3/26/15	300	302
Caterpillar Financial Services Corp.	2.650%	4/1/16	375	389
Caterpillar Financial Services Corp.	2.050%	8/1/16	300	308
Caterpillar Financial Services Corp.	7.150%	2/15/19	525	644
Caterpillar Inc.	0.950%	6/26/15	150	151
Caterpillar Inc.	1.500%	6/26/17	150	150
Caterpillar Inc.	3.900%	5/27/21	75	78
Caterpillar Inc.	2.600%	6/26/22	50	47
Caterpillar Inc.	3.803%	8/15/42	443	371
Cooper US Inc.	5.450%	4/1/15	75	79
Cooper US Inc.	2.375%	1/15/16	500	515
Crane Co.	2.750%	12/15/18	50	50
Crane Co.	4.450%	12/15/23	50	49
CRH America Inc.	4.125%	1/15/16	50	53
CRH America Inc.	6.000%	9/30/16	225	252
CRH America Inc.	8.125%	7/15/18	100	123
CRH America Inc.	5.750%	1/15/21	75	82
Danaher Corp.	2.300%	6/23/16	50	52
Danaher Corp.	5.625%	1/15/18	75	86
Deere & Co.	4.375%	10/16/19	175	193
Deere & Co.	2.600%	6/8/22	325	304
Deere & Co.	5.375%	10/16/29	125	140
Deere & Co.	7.125%	3/3/31	100	127
Deere & Co.	3.900%	6/9/42	75	65
Dover Corp.	5.450%	3/15/18	200	227
Dover Corp.	6.600%	3/15/38	75	91
Eaton Corp.	5.600%	5/15/18	300	337
Eaton Corp.	2.750%	11/2/22	200	186

	Eaton Corp.	4.000%	11/2/32	25	23
	Eaton Corp.	4.150%	11/2/42	50	44
6	Embraer Overseas Ltd.	5.696%	9/16/23	451	450
	Emerson Electric Co.	5.250%	10/15/18	250	285
	Emerson Electric Co.	4.875%	10/15/19	25	28
	Emerson Electric Co.	4.250%	11/15/20	25	27
	Emerson Electric Co.	6.000%	8/15/32	275	310
	Exelis Inc.	4.250%	10/1/16	75	79
	Flowserve Corp.	3.500%	9/15/22	250	236
	Flowserve Corp.	4.000%	11/15/23	50	48
	General Dynamics Corp.	1.375%	1/15/15	250	253
	General Dynamics Corp.	1.000%	11/15/17	275	267
	General Dynamics Corp.	3.600%	11/15/42	100	82
	General Electric Co.	0.850%	10/9/15	375	377
	General Electric Co.	5.250%	12/6/17	765	868
	General Electric Co.	2.700%	10/9/22	700	654
	General Electric Co.	4.125%	10/9/42	375	344
	Harsco Corp.	5.750%	5/15/18	250	262
	Honeywell International Inc.	5.300%	3/15/17	200	223
	Honeywell International Inc.	4.250%	3/1/21	450	482
	Honeywell International Inc.	5.700%	3/15/37	100	112
	Honeywell International Inc.	5.375%	3/1/41	250	273
	Illinois Tool Works Inc.	6.250%	4/1/19	100	118
	Illinois Tool Works Inc.	3.375%	9/15/21	100	100
	Illinois Tool Works Inc.	4.875%	9/15/41	75	74
	Illinois Tool Works Inc.	3.900%	9/1/42	75	64
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	250	294
6	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	50	50
6	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	75	73
6	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	25	25
	John Deere Capital Corp.	2.950%	3/9/15	100	103
	John Deere Capital Corp.	0.950%	6/29/15	200	202
	John Deere Capital Corp.	0.750%	1/22/16	50	50
	John Deere Capital Corp.	2.000%	1/13/17	150	153
	John Deere Capital Corp.	2.800%	9/18/17	275	287
	John Deere Capital Corp.	1.200%	10/10/17	200	196
	John Deere Capital Corp.	1.300%	3/12/18	125	123
	John Deere Capital Corp.	5.750%	9/10/18	275	319
	John Deere Capital Corp.	1.700%	1/15/20	125	117
	John Deere Capital Corp.	3.150%	10/15/21	25	25
	John Deere Capital Corp.	2.800%	1/27/23	50	46
	Joy Global Inc.	6.000%	11/15/16	50	56
	Kennametal Inc.	2.650%	11/1/19	75	74
	Kennametal Inc.	3.875%	2/15/22	50	48
	L-3 Communications Corp.	5.200%	10/15/19	100	109
	L-3 Communications Corp.	4.750%	7/15/20	75	78
	L-3 Communications Corp.	4.950%	2/15/21	75	78
	Lockheed Martin Corp.	3.350%	9/15/21	500	494
	Lockheed Martin Corp.	6.150%	9/1/36	725	821
	Lockheed Martin Corp.	5.500%	11/15/39	25	26
	Martin Marietta Materials Inc.	6.600%	4/15/18	150	169
	Mohawk Industries Inc.	3.850%	2/1/23	300	283
	Northrop Grumman Corp.	1.750%	6/1/18	275	269
	Northrop Grumman Corp.	3.500%	3/15/21	200	199
	Northrop Grumman Corp.	3.250%	8/1/23	150	139
	Northrop Grumman Corp.	5.050%	11/15/40	50	49
	Northrop Grumman Corp.	4.750%	6/1/43	125	118
	Owens Corning	6.500%	12/1/16	341	378
	Owens Corning	4.200%	12/15/22	150	144
	Parker Hannifin Corp.	5.500%	5/15/18	50	57
	Parker Hannifin Corp.	3.500%	9/15/22	100	98
	Parker Hannifin Corp.	6.250%	5/15/38	25	30
	Pentair Finance SA	1.350%	12/1/15	125	126
	Precision Castparts Corp.	0.700%	12/20/15	75	75
	Precision Castparts Corp.	1.250%	1/15/18	325	318
	Precision Castparts Corp.	2.500%	1/15/23	25	23
	Precision Castparts Corp.	3.900%	1/15/43	75	65
	Raytheon Co.	6.750%	3/15/18	125	148
	Raytheon Co.	4.400%	2/15/20	100	107
	Raytheon Co.	3.125%	10/15/20	25	25

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Raytheon Co.	2.500%	12/15/22	175	159
Raytheon Co.	7.200%	8/15/27	25	31
Raytheon Co.	4.700%	12/15/41	300	290
Republic Services Inc.	3.800%	5/15/18	150	159
Republic Services Inc.	5.500%	9/15/19	100	113
Republic Services Inc.	5.000%	3/1/20	125	137
Republic Services Inc.	5.250%	11/15/21	75	82
Republic Services Inc.	3.550%	6/1/22	50	48
Republic Services Inc.	6.086%	3/15/35	75	82
Republic Services Inc.	6.200%	3/1/40	125	144
Republic Services Inc.	5.700%	5/15/41	200	213
Rockwell Automation Inc.	5.650%	12/1/17	25	28
Rockwell Automation Inc.	6.700%	1/15/28	50	61
Rockwell Automation Inc.	6.250%	12/1/37	100	116
Rockwell Collins Inc.	5.250%	7/15/19	25	28
Rockwell Collins Inc.	3.100%	11/15/21	50	48
Roper Industries Inc.	1.850%	11/15/17	75	74
Roper Industries Inc.	2.050%	10/1/18	200	195
Roper Industries Inc.	6.250%	9/1/19	75	86
Snap-on Inc.	6.125%	9/1/21	75	85
Sonoco Products Co.	4.375%	11/1/21	25	25
Sonoco Products Co.	5.750%	11/1/40	125	132
Stanley Black & Decker Inc.	3.400%	12/1/21	150	149
Stanley Black & Decker Inc.	5.200%	9/1/40	125	124
Tyco International Finance SA / Tyco
International Ltd.	7.000%	12/15/19	225	264
United Technologies Corp.	4.875%	5/1/15	125	132
United Technologies Corp.	1.800%	6/1/17	225	229
United Technologies Corp.	5.375%	12/15/17	575	655
United Technologies Corp.	4.500%	4/15/20	100	109
United Technologies Corp.	3.100%	6/1/22	375	368
United Technologies Corp.	6.700%	8/1/28	100	123
United Technologies Corp.	7.500%	9/15/29	125	165
United Technologies Corp.	5.400%	5/1/35	150	168
United Technologies Corp.	6.050%	6/1/36	100	117
United Technologies Corp.	6.125%	7/15/38	300	357
United Technologies Corp.	5.700%	4/15/40	100	114
United Technologies Corp.	4.500%	6/1/42	550	532
Waste Management Inc.	6.375%	3/11/15	175	186
Waste Management Inc.	2.600%	9/1/16	125	129
Waste Management Inc.	6.100%	3/15/18	375	432
Waste Management Inc.	4.600%	3/1/21	50	53
Waste Management Inc.	6.125%	11/30/39	200	228

Communication (2.4%)
21st Century Fox America Inc.	4.500%	2/15/21	200	214
21st Century Fox America Inc.	3.000%	9/15/22	150	141
21st Century Fox America Inc.	6.550%	3/15/33	300	343
21st Century Fox America Inc.	6.200%	12/15/34	500	557
21st Century Fox America Inc.	6.400%	12/15/35	365	414
21st Century Fox America Inc.	8.150%	10/17/36	175	222
21st Century Fox America Inc.	6.150%	3/1/37	100	110
21st Century Fox America Inc.	6.900%	8/15/39	100	120
America Movil SAB de CV	5.750%	1/15/15	296	310
America Movil SAB de CV	2.375%	9/8/16	300	307
America Movil SAB de CV	5.625%	11/15/17	150	169
America Movil SAB de CV	5.000%	10/16/19	400	434
America Movil SAB de CV	6.375%	3/1/35	175	190
America Movil SAB de CV	6.125%	11/15/37	150	158
America Movil SAB de CV	6.125%	3/30/40	475	512
America Movil SAB de CV	4.375%	7/16/42	250	209
American Tower Corp.	4.625%	4/1/15	325	340
American Tower Corp.	4.500%	1/15/18	225	242
American Tower Corp.	5.900%	11/1/21	500	545
American Tower Corp.	3.500%	1/31/23	50	45
AT&T Inc.	2.500%	8/15/15	600	616
AT&T Inc.	0.800%	12/1/15	150	150
AT&T Inc.	2.950%	5/15/16	125	131
AT&T Inc.	5.625%	6/15/16	350	388
AT&T Inc.	2.400%	8/15/16	200	206
AT&T Inc.	1.700%	6/1/17	425	427

AT&T Inc.	1.400%	12/1/17	200	197
AT&T Inc.	5.500%	2/1/18	100	113
AT&T Inc.	5.600%	5/15/18	450	512
AT&T Inc.	2.375%	11/27/18	400	401
AT&T Inc.	5.800%	2/15/19	250	289
AT&T Inc.	4.450%	5/15/21	250	263
AT&T Inc.	3.875%	8/15/21	250	253
AT&T Inc.	3.000%	2/15/22	300	282
AT&T Inc.	2.625%	12/1/22	350	315
AT&T Inc.	6.450%	6/15/34	315	353
AT&T Inc.	6.500%	9/1/37	225	255
AT&T Inc.	6.300%	1/15/38	350	387
AT&T Inc.	6.550%	2/15/39	50	57
AT&T Inc.	5.350%	9/1/40	631	626
AT&T Inc.	5.550%	8/15/41	275	277
AT&T Inc.	4.300%	12/15/42	271	231
AT&T Inc.	4.350%	6/15/45	374	315
AT&T Mobility LLC	7.125%	12/15/31	175	212
Bellsouth Capital Funding Corp.	7.875%	2/15/30	78	91
BellSouth Corp.	6.875%	10/15/31	78	86
BellSouth Corp.	6.550%	6/15/34	79	84
BellSouth Corp.	6.000%	11/15/34	89	90
BellSouth Telecommunications LLC	6.375%	6/1/28	45	49
British Telecommunications plc	1.625%	6/28/16	150	151
British Telecommunications plc	5.950%	1/15/18	300	343
British Telecommunications plc	9.625%	12/15/30	350	522
CBS Corp.	8.875%	5/15/19	175	223
CBS Corp.	5.750%	4/15/20	115	129
CBS Corp.	4.300%	2/15/21	275	281
CBS Corp.	5.900%	10/15/40	275	283
CC Holdings GS V LLC / Crown
Castle GS III Corp.	3.849%	4/15/23	250	232
Cellco Partnership / Verizon Wireless
Capital LLC	8.500%	11/15/18	600	763
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	139	192
Comcast Cable Communications LLC	8.875%	5/1/17	500	613
Comcast Corp.	5.900%	3/15/16	100	111
Comcast Corp.	6.300%	11/15/17	50	58
Comcast Corp.	5.875%	2/15/18	325	374
Comcast Corp.	5.700%	5/15/18	175	201
Comcast Corp.	5.700%	7/1/19	775	897
Comcast Corp.	5.150%	3/1/20	325	363
Comcast Corp.	4.250%	1/15/33	275	253
Comcast Corp.	5.650%	6/15/35	400	424
Comcast Corp.	6.500%	11/15/35	750	872
Comcast Corp.	6.450%	3/15/37	75	86
Comcast Corp.	6.950%	8/15/37	225	277
Comcast Corp.	4.500%	1/15/43	125	113
COX Communications Inc.	5.500%	10/1/15	125	134
Deutsche Telekom International
Finance BV	5.750%	3/23/16	400	439
Deutsche Telekom International
Finance BV	6.750%	8/20/18	75	88
Deutsche Telekom International
Finance BV	6.000%	7/8/19	150	174
Deutsche Telekom International
Finance BV	8.750%	6/15/30	450	639
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.550%	3/15/15	100	103
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.125%	2/15/16	25	26
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.500%	3/1/16	250	262
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.875%	10/1/19	925	1,052
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.000%	3/1/21	750	789
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.150%	3/15/42	375	335

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Discovery Communications LLC	5.050%	6/1/20	350	381
Discovery Communications LLC	4.375%	6/15/21	25	26
Discovery Communications LLC	3.300%	5/15/22	125	118
Discovery Communications LLC	3.250%	4/1/23	100	93
Discovery Communications LLC	4.950%	5/15/42	75	70
Discovery Communications LLC	4.875%	4/1/43	100	92
Embarq Corp.	7.082%	6/1/16	175	196
Embarq Corp.	7.995%	6/1/36	50	50
Graham Holdings Co.	7.250%	2/1/19	75	89
Grupo Televisa SAB	6.625%	3/18/25	100	111
Grupo Televisa SAB	6.625%	1/15/40	175	185
Interpublic Group of Cos. Inc.	3.750%	2/15/23	300	281
McGraw Hill Financial Inc.	6.550%	11/15/37	150	143
Moody’s Corp.	4.500%	9/1/22	75	74
Moody’s Corp.	4.875%	2/15/24	250	250
NBCUniversal Media LLC	3.650%	4/30/15	75	78
NBCUniversal Media LLC	2.875%	4/1/16	275	286
NBCUniversal Media LLC	5.150%	4/30/20	125	140
NBCUniversal Media LLC	4.375%	4/1/21	175	185
NBCUniversal Media LLC	2.875%	1/15/23	225	209
NBCUniversal Media LLC	6.400%	4/30/40	300	344
NBCUniversal Media LLC	5.950%	4/1/41	150	164
NBCUniversal Media LLC	4.450%	1/15/43	225	201
New Cingular Wireless Services Inc.	8.750%	3/1/31	75	105
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	25	25
Omnicom Group Inc.	5.900%	4/15/16	25	28
Omnicom Group Inc.	4.450%	8/15/20	300	317
Omnicom Group Inc.	3.625%	5/1/22	325	315
Orange SA	2.125%	9/16/15	175	178
Orange SA	2.750%	9/14/16	225	234
Orange SA	4.125%	9/14/21	325	328
Orange SA	8.750%	3/1/31	425	581
Orange SA	5.375%	1/13/42	150	150
Pacific Bell Telephone Co.	7.125%	3/15/26	50	60
Qwest Corp.	7.500%	10/1/14	200	209
Qwest Corp.	6.500%	6/1/17	100	112
Qwest Corp.	7.250%	9/15/25	25	27
Qwest Corp.	6.875%	9/15/33	275	263
Qwest Corp.	7.125%	11/15/43	100	96
Reed Elsevier Capital Inc.	3.125%	10/15/22	282	258
Rogers Communications Inc.	6.800%	8/15/18	150	179
Rogers Communications Inc.	3.000%	3/15/23	205	188
Rogers Communications Inc.	4.100%	10/1/23	150	148
Telefonica Emisiones SAU	3.729%	4/27/15	100	103
Telefonica Emisiones SAU	6.421%	6/20/16	450	502
Telefonica Emisiones SAU	3.192%	4/27/18	325	331
Telefonica Emisiones SAU	5.877%	7/15/19	100	112
Telefonica Emisiones SAU	5.134%	4/27/20	225	239
Telefonica Emisiones SAU	5.462%	2/16/21	225	238
Telefonica Emisiones SAU	4.570%	4/27/23	500	494
Telefonica Emisiones SAU	7.045%	6/20/36	425	473
Thomson Reuters Corp.	4.700%	10/15/19	300	326
Thomson Reuters Corp.	5.500%	8/15/35	75	73
Thomson Reuters Corp.	5.850%	4/15/40	150	153
Thomson Reuters Corp.	5.650%	11/23/43	225	224
Time Warner Cable Inc.	3.500%	2/1/15	150	154
Time Warner Cable Inc.	5.850%	5/1/17	275	301
Time Warner Cable Inc.	6.750%	7/1/18	850	961
Time Warner Cable Inc.	8.250%	4/1/19	225	265
Time Warner Cable Inc.	5.000%	2/1/20	475	482
Time Warner Cable Inc.	6.550%	5/1/37	200	184
Time Warner Cable Inc.	6.750%	6/15/39	200	187
Time Warner Cable Inc.	5.875%	11/15/40	600	514
Time Warner Cable Inc.	4.500%	9/15/42	350	260
Time Warner Entertainment Co. LP	8.375%	3/15/23	175	200
Time Warner Entertainment Co. LP	8.375%	7/15/33	100	108
United States Cellular Corp.	6.700%	12/15/33	75	71
Verizon Communications Inc.	5.550%	2/15/16	250	273
Verizon Communications Inc.	3.000%	4/1/16	25	26
Verizon Communications Inc.	2.500%	9/15/16	330	342

	Verizon Communications Inc.	2.000%	11/1/16	500	511
	Verizon Communications Inc.	5.500%	4/1/17	50	56
	Verizon Communications Inc.	5.500%	2/15/18	600	678
	Verizon Communications Inc.	6.100%	4/15/18	50	58
	Verizon Communications Inc.	3.650%	9/14/18	735	778
	Verizon Communications Inc.	8.750%	11/1/18	514	658
	Verizon Communications Inc.	6.350%	4/1/19	200	235
	Verizon Communications Inc.	4.500%	9/15/20	560	599
	Verizon Communications Inc.	4.600%	4/1/21	775	829
	Verizon Communications Inc.	3.500%	11/1/21	100	99
	Verizon Communications Inc.	5.150%	9/15/23	1,680	1,799
	Verizon Communications Inc.	7.750%	12/1/30	425	540
	Verizon Communications Inc.	6.400%	9/15/33	925	1,066
	Verizon Communications Inc.	5.850%	9/15/35	425	449
	Verizon Communications Inc.	6.250%	4/1/37	60	66
	Verizon Communications Inc.	6.400%	2/15/38	625	703
	Verizon Communications Inc.	6.900%	4/15/38	290	344
	Verizon Communications Inc.	4.750%	11/1/41	200	183
	Verizon Communications Inc.	6.550%	9/15/43	2,295	2,688
	Vodafone Group plc	5.375%	1/30/15	500	526
	Vodafone Group plc	0.900%	2/19/16	50	50
	Vodafone Group plc	5.750%	3/15/16	100	110
	Vodafone Group plc	5.625%	2/27/17	250	281
	Vodafone Group plc	1.625%	3/20/17	625	624
	Vodafone Group plc	1.250%	9/26/17	475	463
	Vodafone Group plc	1.500%	2/19/18	50	49
	Vodafone Group plc	5.450%	6/10/19	150	171
	Vodafone Group plc	2.500%	9/26/22	75	66
	Vodafone Group plc	2.950%	2/19/23	415	378
	Vodafone Group plc	7.875%	2/15/30	50	63
	Vodafone Group plc	6.150%	2/27/37	225	243
	Vodafone Group plc	4.375%	2/19/43	150	131
	WPP Finance 2010	4.750%	11/21/21	608	631
	WPP Finance 2010	3.625%	9/7/22	200	193

	Consumer Cyclical (1.7%)
	Advance Auto Parts Inc.	4.500%	12/1/23	100	99
	Amazon.com Inc.	0.650%	11/27/15	150	150
	Amazon.com Inc.	1.200%	11/29/17	200	196
	Amazon.com Inc.	2.500%	11/29/22	150	135
	American Honda Finance Corp.	1.125%	10/7/16	175	175
	American Honda Finance Corp.	2.125%	10/10/18	125	124
	AutoZone Inc.	7.125%	8/1/18	250	297
	AutoZone Inc.	2.875%	1/15/23	50	45
	AutoZone Inc.	3.125%	7/15/23	125	113
	BorgWarner Inc.	4.625%	9/15/20	25	26
	Brinker International Inc.	2.600%	5/15/18	25	25
	Brinker International Inc.	3.875%	5/15/23	25	23
	Carnival Corp.	1.200%	2/5/16	100	100
	Costco Wholesale Corp.	5.500%	3/15/17	200	225
	Cummins Inc.	3.650%	10/1/23	100	99
	Cummins Inc.	4.875%	10/1/43	125	125
	CVS Caremark Corp.	4.875%	9/15/14	50	52
	CVS Caremark Corp.	3.250%	5/18/15	25	26
	CVS Caremark Corp.	6.125%	8/15/16	100	113
	CVS Caremark Corp.	1.200%	12/5/16	100	100
	CVS Caremark Corp.	2.250%	12/5/18	300	301
	CVS Caremark Corp.	2.750%	12/1/22	150	138
	CVS Caremark Corp.	4.000%	12/5/23	195	194
	CVS Caremark Corp.	6.250%	6/1/27	375	437
	CVS Caremark Corp.	6.125%	9/15/39	175	198
	CVS Caremark Corp.	5.300%	12/5/43	50	51
6	Daimler Finance North America LLC	2.625%	9/15/16	125	129
	Daimler Finance North America LLC	8.500%	1/18/31	100	145
	Darden Restaurants Inc.	4.500%	10/15/21	225	218
	eBay Inc.	1.625%	10/15/15	75	76
	eBay Inc.	1.350%	7/15/17	175	175
	eBay Inc.	3.250%	10/15/20	75	77
	eBay Inc.	2.600%	7/15/22	150	138
	eBay Inc.	4.000%	7/15/42	25	21

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Expedia Inc.	5.950%	8/15/20	75	81
Family Dollar Stores Inc.	5.000%	2/1/21	75	77
Ford Motor Co.	6.625%	10/1/28	275	310
Ford Motor Co.	6.375%	2/1/29	100	110
Ford Motor Co.	7.450%	7/16/31	375	459
Ford Motor Co.	7.400%	11/1/46	100	120
Ford Motor Credit Co. LLC	3.875%	1/15/15	650	671
Ford Motor Credit Co. LLC	7.000%	4/15/15	225	242
Ford Motor Credit Co. LLC	2.750%	5/15/15	100	103
Ford Motor Credit Co. LLC	12.000%	5/15/15	125	143
Ford Motor Credit Co. LLC	5.625%	9/15/15	125	134
Ford Motor Credit Co. LLC	4.207%	4/15/16	125	133
Ford Motor Credit Co. LLC	3.984%	6/15/16	550	584
Ford Motor Credit Co. LLC	8.000%	12/15/16	200	236
Ford Motor Credit Co. LLC	4.250%	2/3/17	100	108
Ford Motor Credit Co. LLC	6.625%	8/15/17	325	376
Ford Motor Credit Co. LLC	5.000%	5/15/18	650	722
Ford Motor Credit Co. LLC	8.125%	1/15/20	250	314
Ford Motor Credit Co. LLC	5.750%	2/1/21	250	279
Ford Motor Credit Co. LLC	5.875%	8/2/21	325	368
Ford Motor Credit Co. LLC	4.375%	8/6/23	225	225
Historic TW Inc.	9.150%	2/1/23	195	258
Historic TW Inc.	6.625%	5/15/29	175	200
Home Depot Inc.	5.400%	3/1/16	175	192
Home Depot Inc.	3.950%	9/15/20	100	107
Home Depot Inc.	4.400%	4/1/21	1,100	1,182
Home Depot Inc.	5.875%	12/16/36	275	316
Home Depot Inc.	5.400%	9/15/40	75	80
Home Depot Inc.	5.950%	4/1/41	125	144
Host Hotels & Resorts LP	6.000%	10/1/21	100	109
Host Hotels & Resorts LP	4.750%	3/1/23	400	403
Hyatt Hotels Corp.	3.875%	8/15/16	50	53
Hyatt Hotels Corp.	5.375%	8/15/21	50	53
Hyatt Hotels Corp.	3.375%	7/15/23	25	23
International Game Technology	7.500%	6/15/19	50	58
International Game Technology	5.500%	6/15/20	75	80
Johnson Controls Inc.	2.600%	12/1/16	100	104
Johnson Controls Inc.	5.000%	3/30/20	125	137
Johnson Controls Inc.	4.250%	3/1/21	250	260
Johnson Controls Inc.	3.750%	12/1/21	100	100
Johnson Controls Inc.	6.000%	1/15/36	50	53
Johnson Controls Inc.	5.250%	12/1/41	50	48
Kohl’s Corp.	6.250%	12/15/17	50	57
Kohl’s Corp.	4.000%	11/1/21	300	297
Kohl’s Corp.	6.000%	1/15/33	100	101
Lowe’s Cos. Inc.	5.000%	10/15/15	150	162
Lowe’s Cos. Inc.	5.400%	10/15/16	150	167
Lowe’s Cos. Inc.	6.100%	9/15/17	75	86
Lowe’s Cos. Inc.	3.750%	4/15/21	500	513
Lowe’s Cos. Inc.	3.875%	9/15/23	75	76
Lowe’s Cos. Inc.	6.875%	2/15/28	25	31
Lowe’s Cos. Inc.	6.500%	3/15/29	200	236
Lowe’s Cos. Inc.	5.800%	10/15/36	175	192
Lowe’s Cos. Inc.	5.000%	9/15/43	50	50
Macy’s Retail Holdings Inc.	7.875%	7/15/15	650	717
Macy’s Retail Holdings Inc.	5.900%	12/1/16	107	120
Macy’s Retail Holdings Inc.	7.450%	7/15/17	325	382
Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	253
Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	139
Marriott International Inc.	6.200%	6/15/16	25	28
Marriott International Inc.	6.375%	6/15/17	50	57
Marriott International Inc.	3.000%	3/1/19	50	50
Marriott International Inc.	3.375%	10/15/20	225	222
McDonald’s Corp.	0.750%	5/29/15	125	126
McDonald’s Corp.	5.300%	3/15/17	125	140
McDonald’s Corp.	5.800%	10/15/17	325	375
McDonald’s Corp.	5.350%	3/1/18	100	114
McDonald’s Corp.	5.000%	2/1/19	100	113
McDonald’s Corp.	1.875%	5/29/19	50	49
McDonald’s Corp.	6.300%	10/15/37	50	60

McDonald’s Corp.	5.700%	2/1/39	100	112
McDonald’s Corp.	3.700%	2/15/42	375	317
McDonald’s Corp.	3.625%	5/1/43	25	21
MDC Holdings Inc.	6.000%	1/15/43	100	86
NIKE Inc.	3.625%	5/1/43	50	42
Nordstrom Inc.	6.250%	1/15/18	75	87
Nordstrom Inc.	4.750%	5/1/20	400	437
Nordstrom Inc.	4.000%	10/15/21	175	181
Nordstrom Inc.	7.000%	1/15/38	50	64
NVR Inc.	3.950%	9/15/22	75	72
O’Reilly Automotive Inc.	4.875%	1/14/21	25	26
O’Reilly Automotive Inc.	3.850%	6/15/23	50	48
PACCAR Financial Corp.	0.800%	2/8/16	75	75
PACCAR Financial Corp.	1.150%	8/16/16	200	201
PACCAR Financial Corp.	1.600%	3/15/17	25	25
QVC Inc.	5.125%	7/2/22	25	25
QVC Inc.	5.950%	3/15/43	125	113
Ralph Lauren Corp.	2.125%	9/26/18	50	50
Staples Inc.	2.750%	1/12/18	250	254
Staples Inc.	4.375%	1/12/23	100	95
Starbucks Corp.	3.850%	10/1/23	250	251
Target Corp.	5.375%	5/1/17	225	253
Target Corp.	6.000%	1/15/18	200	231
Target Corp.	2.900%	1/15/22	175	167
Target Corp.	6.350%	11/1/32	175	205
Target Corp.	6.500%	10/15/37	125	149
Target Corp.	7.000%	1/15/38	275	348
Target Corp.	4.000%	7/1/42	150	130
Time Warner Inc.	3.150%	7/15/15	575	596
Time Warner Inc.	5.875%	11/15/16	75	85
Time Warner Inc.	4.875%	3/15/20	350	384
Time Warner Inc.	4.700%	1/15/21	50	53
Time Warner Inc.	4.750%	3/29/21	675	719
Time Warner Inc.	7.625%	4/15/31	300	377
Time Warner Inc.	7.700%	5/1/32	375	479
Time Warner Inc.	6.500%	11/15/36	175	195
Time Warner Inc.	6.200%	3/15/40	100	109
Time Warner Inc.	6.100%	7/15/40	175	191
Time Warner Inc.	6.250%	3/29/41	50	55
Time Warner Inc.	5.350%	12/15/43	25	25
TJX Cos. Inc.	6.950%	4/15/19	150	181
TJX Cos. Inc.	2.500%	5/15/23	300	271
Toyota Motor Credit Corp.	1.000%	2/17/15	175	176
Toyota Motor Credit Corp.	3.200%	6/17/15	425	442
Toyota Motor Credit Corp.	0.875%	7/17/15	50	50
Toyota Motor Credit Corp.	2.800%	1/11/16	50	52
Toyota Motor Credit Corp.	2.000%	9/15/16	175	179
Toyota Motor Credit Corp.	2.050%	1/12/17	450	460
Toyota Motor Credit Corp.	1.250%	10/5/17	175	172
Toyota Motor Credit Corp.	1.375%	1/10/18	300	295
Toyota Motor Credit Corp.	2.000%	10/24/18	25	25
Toyota Motor Credit Corp.	4.250%	1/11/21	125	134
Toyota Motor Credit Corp.	3.400%	9/15/21	75	76
Toyota Motor Credit Corp.	3.300%	1/12/22	275	272
Toyota Motor Credit Corp.	2.625%	1/10/23	200	184
VF Corp.	5.950%	11/1/17	75	85
VF Corp.	3.500%	9/1/21	200	199
VF Corp.	6.450%	11/1/37	50	59
Viacom Inc.	1.250%	2/27/15	150	151
Viacom Inc.	2.500%	12/15/16	175	181
Viacom Inc.	3.500%	4/1/17	50	53
Viacom Inc.	6.125%	10/5/17	75	86
Viacom Inc.	2.500%	9/1/18	125	126
Viacom Inc.	5.625%	9/15/19	275	314
Viacom Inc.	3.875%	12/15/21	25	25
Viacom Inc.	3.125%	6/15/22	50	46
Viacom Inc.	4.250%	9/1/23	75	75
Viacom Inc.	6.875%	4/30/36	375	432
Viacom Inc.	4.375%	3/15/43	106	89
Viacom Inc.	5.850%	9/1/43	75	78

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	4.500%	7/1/15	225	239
Wal-Mart Stores Inc.	1.500%	10/25/15	190	194
Wal-Mart Stores Inc.	0.600%	4/11/16	150	150
Wal-Mart Stores Inc.	5.375%	4/5/17	25	28
Wal-Mart Stores Inc.	5.800%	2/15/18	425	491
Wal-Mart Stores Inc.	1.125%	4/11/18	150	146
Wal-Mart Stores Inc.	1.950%	12/15/18	75	75
Wal-Mart Stores Inc.	3.625%	7/8/20	25	26
Wal-Mart Stores Inc.	3.250%	10/25/20	325	332
Wal-Mart Stores Inc.	4.250%	4/15/21	200	215
Wal-Mart Stores Inc.	2.550%	4/11/23	150	137
Wal-Mart Stores Inc.	5.875%	4/5/27	725	858
Wal-Mart Stores Inc.	7.550%	2/15/30	175	235
Wal-Mart Stores Inc.	5.250%	9/1/35	150	162
Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,120
Wal-Mart Stores Inc.	6.200%	4/15/38	300	363
Wal-Mart Stores Inc.	5.625%	4/15/41	475	537
Wal-Mart Stores Inc.	4.000%	4/11/43	150	133
Walgreen Co.	1.000%	3/13/15	225	226
Walgreen Co.	1.800%	9/15/17	50	50
Walgreen Co.	3.100%	9/15/22	200	187
Walgreen Co.	4.400%	9/15/42	75	66
Walt Disney Co.	0.450%	12/1/15	100	100
Walt Disney Co.	5.625%	9/15/16	375	422
Walt Disney Co.	1.100%	12/1/17	400	395
Walt Disney Co.	5.875%	12/15/17	175	202
Walt Disney Co.	2.750%	8/16/21	100	96
Walt Disney Co.	2.350%	12/1/22	75	68
Walt Disney Co.	4.375%	8/16/41	75	70
Walt Disney Co.	4.125%	12/1/41	275	248
Walt Disney Co.	3.700%	12/1/42	125	105
Western Union Co.	5.930%	10/1/16	125	139
Western Union Co.	5.253%	4/1/20	133	142
Western Union Co.	6.200%	11/17/36	75	70
Western Union Co.	6.200%	6/21/40	200	181
Wyndham Worldwide Corp.	2.950%	3/1/17	200	204
Wyndham Worldwide Corp.	2.500%	3/1/18	50	50
Wyndham Worldwide Corp.	4.250%	3/1/22	175	170
Wyndham Worldwide Corp.	3.900%	3/1/23	50	47
Yum! Brands Inc.	6.250%	4/15/16	50	56
Yum! Brands Inc.	6.250%	3/15/18	28	32
Yum! Brands Inc.	6.875%	11/15/37	59	67

Consumer Noncyclical (3.3%)
Abbott Laboratories	4.125%	5/27/20	25	27
Abbott Laboratories	6.150%	11/30/37	175	205
Abbott Laboratories	6.000%	4/1/39	25	29
Abbott Laboratories	5.300%	5/27/40	300	329
AbbVie Inc.	1.200%	11/6/15	350	354
AbbVie Inc.	1.750%	11/6/17	600	599
AbbVie Inc.	2.000%	11/6/18	225	222
AbbVie Inc.	2.900%	11/6/22	1,000	935
AbbVie Inc.	4.400%	11/6/42	100	94
Actavis Inc.	1.875%	10/1/17	100	99
Actavis Inc.	3.250%	10/1/22	675	630
Actavis Inc.	4.625%	10/1/42	50	45
Allergan Inc.	5.750%	4/1/16	25	28
Allergan Inc.	1.350%	3/15/18	25	24
Allergan Inc.	2.800%	3/15/23	100	93
Altria Group Inc.	4.125%	9/11/15	475	502
Altria Group Inc.	9.700%	11/10/18	167	220
Altria Group Inc.	9.250%	8/6/19	185	244
Altria Group Inc.	2.850%	8/9/22	75	69
Altria Group Inc.	9.950%	11/10/38	100	152
Altria Group Inc.	10.200%	2/6/39	430	668
Altria Group Inc.	4.250%	8/9/42	150	127
Altria Group Inc.	5.375%	1/31/44	250	250
AmerisourceBergen Corp.	5.875%	9/15/15	150	163
AmerisourceBergen Corp.	4.875%	11/15/19	25	28
Amgen Inc.	2.300%	6/15/16	150	155

	Amgen Inc.	2.500%	11/15/16	200	208
	Amgen Inc.	2.125%	5/15/17	225	229
	Amgen Inc.	5.850%	6/1/17	150	170
	Amgen Inc.	5.700%	2/1/19	75	86
	Amgen Inc.	3.450%	10/1/20	225	229
	Amgen Inc.	4.100%	6/15/21	150	156
	Amgen Inc.	3.875%	11/15/21	200	205
	Amgen Inc.	3.625%	5/15/22	225	222
	Amgen Inc.	6.375%	6/1/37	125	143
	Amgen Inc.	6.900%	6/1/38	150	181
	Amgen Inc.	6.400%	2/1/39	175	201
	Amgen Inc.	5.750%	3/15/40	125	133
	Amgen Inc.	4.950%	10/1/41	150	142
	Amgen Inc.	5.150%	11/15/41	325	323
	Amgen Inc.	5.650%	6/15/42	175	185
	Amgen Inc.	5.375%	5/15/43	75	77
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	75	85
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	150	184
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	115	129
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	250	230
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	264
	Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	275	285
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	300	314
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	525	524
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	575	718
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	214
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	500	570
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	150	168
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	80
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	200	185
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	219
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	75	92
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	225	189
	Archer-Daniels-Midland Co.	5.450%	3/15/18	75	85
	Archer-Daniels-Midland Co.	4.479%	3/1/21	225	238
	Archer-Daniels-Midland Co.	5.935%	10/1/32	100	110
	Archer-Daniels-Midland Co.	5.375%	9/15/35	275	293
	Archer-Daniels-Midland Co.	5.765%	3/1/41	50	55
	Archer-Daniels-Midland Co.	4.016%	4/16/43	25	21
3	Ascension Health Alliance	4.847%	11/15/53	200	190
	AstraZeneca plc	5.900%	9/15/17	550	629
	AstraZeneca plc	1.950%	9/18/19	25	24
	AstraZeneca plc	6.450%	9/15/37	450	535
	AstraZeneca plc	4.000%	9/18/42	250	215
	Avon Products Inc.	2.375%	3/15/16	100	101
	Avon Products Inc.	4.600%	3/15/20	25	25
	Avon Products Inc.	5.000%	3/15/23	50	49
	Avon Products Inc.	6.950%	3/15/43	125	121
	Baptist Health South Florida Obligated
	Group Revenue	4.590%	8/15/21	50	52
	Baxter International Inc.	6.250%	12/1/37	75	88
	Baxter International Inc.	3.650%	8/15/42	25	21
	Baxter International Inc.	4.500%	6/15/43	400	385
	Beam Inc.	5.375%	1/15/16	45	49
	Beam Inc.	1.875%	5/15/17	25	25
	Beam Inc.	3.250%	5/15/22	50	48
	Becton Dickinson & Co.	5.000%	5/15/19	50	56
	Becton Dickinson & Co.	3.250%	11/12/20	300	301
	Becton Dickinson & Co.	3.125%	11/8/21	65	64
	Biogen Idec Inc.	6.875%	3/1/18	325	382
	Boston Scientific Corp.	6.250%	11/15/15	325	355
	Boston Scientific Corp.	6.000%	1/15/20	200	230
	Boston Scientific Corp.	7.000%	11/15/35	25	30
	Boston Scientific Corp.	7.375%	1/15/40	50	62
	Bottling Group LLC	5.500%	4/1/16	250	276
	Bottling Group LLC	5.125%	1/15/19	100	113
	Bristol-Myers Squibb Co.	5.450%	5/1/18	50	57
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	243
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	249
	Bristol-Myers Squibb Co.	6.800%	11/15/26	100	126

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bristol-Myers Squibb Co.	5.875%	11/15/36	112	129
	Bristol-Myers Squibb Co.	6.125%	5/1/38	50	59
	Bristol-Myers Squibb Co.	3.250%	8/1/42	75	58
	Bristol-Myers Squibb Co.	4.500%	3/1/44	50	48
	Brown-Forman Corp.	1.000%	1/15/18	150	145
	Brown-Forman Corp.	2.250%	1/15/23	50	44
	Brown-Forman Corp.	3.750%	1/15/43	25	21
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	26
	Bunge Ltd. Finance Corp.	4.100%	3/15/16	50	53
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	275	339
	Campbell Soup Co.	3.050%	7/15/17	25	26
	Campbell Soup Co.	4.250%	4/15/21	100	101
	Campbell Soup Co.	3.800%	8/2/42	75	58
	Cardinal Health Inc.	4.000%	6/15/15	50	52
	Cardinal Health Inc.	1.700%	3/15/18	100	98
	Cardinal Health Inc.	4.625%	12/15/20	125	135
	Cardinal Health Inc.	3.200%	3/15/23	150	140
	Cardinal Health Inc.	4.600%	3/15/43	25	23
	CareFusion Corp.	6.375%	8/1/19	50	57
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	200	173
	Celgene Corp.	2.450%	10/15/15	50	51
	Celgene Corp.	1.900%	8/15/17	75	75
	Celgene Corp.	2.300%	8/15/18	100	100
	Celgene Corp.	3.950%	10/15/20	25	26
	Celgene Corp.	3.250%	8/15/22	175	166
	Celgene Corp.	4.000%	8/15/23	100	99
	Celgene Corp.	5.700%	10/15/40	50	53
	Celgene Corp.	5.250%	8/15/43	75	75
	Church & Dwight Co. Inc.	3.350%	12/15/15	50	52
	Clorox Co.	5.000%	1/15/15	250	261
	Clorox Co.	3.800%	11/15/21	100	100
	Coca-Cola Co.	0.750%	3/13/15	325	326
	Coca-Cola Co.	1.500%	11/15/15	200	204
	Coca-Cola Co.	1.800%	9/1/16	450	463
	Coca-Cola Co.	5.350%	11/15/17	450	512
	Coca-Cola Co.	4.875%	3/15/19	200	225
	Coca-Cola Co.	3.150%	11/15/20	125	127
	Coca-Cola Co.	3.300%	9/1/21	250	251
	Coca-Cola Co.	3.200%	11/1/23	300	288
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	301
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	107
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	248
	Colgate-Palmolive Co.	1.300%	1/15/17	200	200
	Colgate-Palmolive Co.	2.450%	11/15/21	75	71
	Colgate-Palmolive Co.	2.100%	5/1/23	50	44
	ConAgra Foods Inc.	1.300%	1/25/16	25	25
	ConAgra Foods Inc.	1.900%	1/25/18	75	74
	ConAgra Foods Inc.	3.250%	9/15/22	125	117
	ConAgra Foods Inc.	3.200%	1/25/23	750	693
	ConAgra Foods Inc.	7.125%	10/1/26	150	182
	ConAgra Foods Inc.	4.650%	1/25/43	100	91
	Covidien International Finance SA	1.350%	5/29/15	175	177
	Covidien International Finance SA	6.000%	10/15/17	225	258
	Covidien International Finance SA	3.200%	6/15/22	200	192
	Covidien International Finance SA	6.550%	10/15/37	175	213
	CR Bard Inc.	1.375%	1/15/18	225	219
	Delhaize Group SA	5.700%	10/1/40	200	188
	DENTSPLY International Inc.	2.750%	8/15/16	75	77
	Diageo Capital plc	1.500%	5/11/17	275	275
	Diageo Capital plc	5.750%	10/23/17	25	29
	Diageo Capital plc	4.828%	7/15/20	300	330
	Diageo Capital plc	2.625%	4/29/23	500	455
	Diageo Finance BV	5.300%	10/28/15	75	81
	Diageo Investment Corp.	2.875%	5/11/22	100	95
	Diageo Investment Corp.	4.250%	5/11/42	75	68
	Dignity Health California GO	3.125%	11/1/22	50	45
	Dignity Health California GO	4.500%	11/1/42	200	161
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	75	78
	Dr Pepper Snapple Group Inc.	6.820%	5/1/18	70	83
	Dr Pepper Snapple Group Inc.	2.600%	1/15/19	125	126

Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	71
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	45
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	25	32
Edwards Lifesciences Corp.	2.875%	10/15/18	50	50
Eli Lilly & Co.	5.200%	3/15/17	150	167
Eli Lilly & Co.	5.500%	3/15/27	150	171
Eli Lilly & Co.	5.550%	3/15/37	150	164
Energizer Holdings Inc.	4.700%	5/19/21	50	50
Energizer Holdings Inc.	4.700%	5/24/22	25	25
Estee Lauder Cos. Inc.	2.350%	8/15/22	75	67
Estee Lauder Cos. Inc.	3.700%	8/15/42	25	20
Express Scripts Holding Co.	2.100%	2/12/15	325	330
Express Scripts Holding Co.	3.125%	5/15/16	100	105
Express Scripts Holding Co.	2.650%	2/15/17	350	361
Express Scripts Holding Co.	7.250%	6/15/19	50	61
Express Scripts Holding Co.	4.750%	11/15/21	150	159
Express Scripts Holding Co.	3.900%	2/15/22	100	100
Express Scripts Holding Co.	6.125%	11/15/41	175	197
Flowers Foods Inc.	4.375%	4/1/22	75	74
Fomento Economico Mexicano
SAB de CV	4.375%	5/10/43	100	82
Genentech Inc.	4.750%	7/15/15	50	53
Genentech Inc.	5.250%	7/15/35	250	264
General Mills Inc.	5.700%	2/15/17	150	168
General Mills Inc.	5.650%	2/15/19	775	900
General Mills Inc.	3.150%	12/15/21	25	24
Gilead Sciences Inc.	4.500%	4/1/21	150	161
Gilead Sciences Inc.	4.400%	12/1/21	400	426
Gilead Sciences Inc.	5.650%	12/1/41	100	110
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	50	50
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	675	776
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	46
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	650	794
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	91
GlaxoSmithKline Capital plc	1.500%	5/8/17	525	526
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	95
Hasbro Inc.	6.300%	9/15/17	175	198
Hasbro Inc.	6.350%	3/15/40	300	316
Hershey Co.	5.450%	9/1/16	50	56
Hershey Co.	1.500%	11/1/16	100	102
Hershey Co.	4.125%	12/1/20	50	53
Hormel Foods Corp.	4.125%	4/15/21	25	26
Ingredion Inc.	3.200%	11/1/15	25	26
Ingredion Inc.	4.625%	11/1/20	25	26
Ingredion Inc.	6.625%	4/15/37	25	28
International Flavors & Fragrances Inc.	3.200%	5/1/23	25	23
JM Smucker Co.	3.500%	10/15/21	50	50
Johnson & Johnson	5.550%	8/15/17	500	571
Johnson & Johnson	6.950%	9/1/29	25	33
Johnson & Johnson	4.950%	5/15/33	150	161
Johnson & Johnson	5.950%	8/15/37	200	237
Johnson & Johnson	4.500%	9/1/40	150	148
Kaiser Foundation Hospitals	3.500%	4/1/22	50	48
Kaiser Foundation Hospitals	4.875%	4/1/42	100	94
Kellogg Co.	1.875%	11/17/16	350	356
Kellogg Co.	4.150%	11/15/19	125	134
Kellogg Co.	4.000%	12/15/20	500	517
Kellogg Co.	3.125%	5/17/22	50	47
Kimberly-Clark Corp.	4.875%	8/15/15	200	214
Kimberly-Clark Corp.	6.125%	8/1/17	275	318
Kimberly-Clark Corp.	6.250%	7/15/18	50	59
Kimberly-Clark Corp.	3.625%	8/1/20	140	146
Koninklijke Philips NV	5.750%	3/11/18	200	229
Koninklijke Philips NV	3.750%	3/15/22	300	301
Koninklijke Philips NV	6.875%	3/11/38	175	208
Koninklijke Philips NV	5.000%	3/15/42	50	49
Kraft Foods Group Inc.	1.625%	6/4/15	50	51
Kraft Foods Group Inc.	2.250%	6/5/17	150	152
Kraft Foods Group Inc.	6.125%	8/23/18	75	87
Kraft Foods Group Inc.	5.375%	2/10/20	65	73

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kraft Foods Group Inc.	3.500%	6/6/22	150	147
	Kraft Foods Group Inc.	6.875%	1/26/39	425	520
	Kraft Foods Group Inc.	5.000%	6/4/42	325	317
	Kroger Co.	3.900%	10/1/15	500	528
	Kroger Co.	2.200%	1/15/17	100	102
	Kroger Co.	6.150%	1/15/20	75	86
	Kroger Co.	8.000%	9/15/29	125	157
	Kroger Co.	7.500%	4/1/31	100	121
	Kroger Co.	6.900%	4/15/38	75	87
	Kroger Co.	5.150%	8/1/43	100	98
	Laboratory Corp. of America Holdings	5.625%	12/15/15	75	82
	Laboratory Corp. of America Holdings	2.200%	8/23/17	25	25
	Laboratory Corp. of America Holdings	2.500%	11/1/18	50	50
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	24
	Life Technologies Corp.	4.400%	3/1/15	100	104
	Life Technologies Corp.	3.500%	1/15/16	50	52
	Life Technologies Corp.	6.000%	3/1/20	125	144
	Life Technologies Corp.	5.000%	1/15/21	75	81
	Lorillard Tobacco Co.	3.500%	8/4/16	50	53
	Lorillard Tobacco Co.	8.125%	6/23/19	175	214
	Lorillard Tobacco Co.	3.750%	5/20/23	250	227
	Lorillard Tobacco Co.	7.000%	8/4/41	75	81
	Mattel Inc.	1.700%	3/15/18	50	49
	Mattel Inc.	3.150%	3/15/23	25	23
	Mattel Inc.	5.450%	11/1/41	50	50
3	Mayo Clinic	3.774%	11/15/43	275	223
3	Mayo Clinic	4.000%	11/15/47	100	82
	McCormick & Co. Inc.	3.900%	7/15/21	50	51
	McKesson Corp.	3.250%	3/1/16	425	444
	McKesson Corp.	4.750%	3/1/21	25	27
	McKesson Corp.	6.000%	3/1/41	475	530
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	109
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	108
	Medco Health Solutions Inc.	2.750%	9/15/15	300	309
	Medco Health Solutions Inc.	7.125%	3/15/18	250	296
	Medtronic Inc.	4.500%	3/15/14	75	76
	Medtronic Inc.	3.000%	3/15/15	250	258
	Medtronic Inc.	4.750%	9/15/15	100	107
	Medtronic Inc.	5.600%	3/15/19	25	29
	Medtronic Inc.	4.450%	3/15/20	125	137
	Medtronic Inc.	2.750%	4/1/23	275	255
	Medtronic Inc.	6.500%	3/15/39	25	30
	Medtronic Inc.	5.550%	3/15/40	350	383
	Medtronic Inc.	4.000%	4/1/43	100	88
	Memorial Sloan-Kettering Cancer
	Center New York GO	5.000%	7/1/42	50	49
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	150	123
	Merck & Co. Inc.	2.250%	1/15/16	400	412
	Merck & Co. Inc.	6.000%	9/15/17	200	233
	Merck & Co. Inc.	1.100%	1/31/18	50	49
	Merck & Co. Inc.	3.875%	1/15/21	250	263
	Merck & Co. Inc.	2.400%	9/15/22	250	228
	Merck & Co. Inc.	6.500%	12/1/33	75	93
	Merck & Co. Inc.	6.550%	9/15/37	125	155
	Merck & Co. Inc.	3.600%	9/15/42	75	62
	Merck & Co. Inc.	4.150%	5/18/43	25	23
	Merck Sharp & Dohme Corp.	4.750%	3/1/15	200	210
	Merck Sharp & Dohme Corp.	4.000%	6/30/15	100	105
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	100	113
	Merck Sharp & Dohme Corp.	6.400%	3/1/28	50	60
	Merck Sharp & Dohme Corp.	5.950%	12/1/28	75	87
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	350	394
	Merck Sharp & Dohme Corp.	5.850%	6/30/39	75	87
	Molson Coors Brewing Co.	2.000%	5/1/17	25	25
	Molson Coors Brewing Co.	3.500%	5/1/22	25	25
	Molson Coors Brewing Co.	5.000%	5/1/42	100	97
	Mondelez International Inc.	4.125%	2/9/16	700	743
	Mondelez International Inc.	6.500%	8/11/17	150	174
	Mondelez International Inc.	5.375%	2/10/20	285	324

	Mondelez International Inc.	6.500%	11/1/31	100	114
	Mondelez International Inc.	7.000%	8/11/37	400	494
	Mondelez International Inc.	6.875%	2/1/38	75	91
	Mondelez International Inc.	6.875%	1/26/39	25	31
	Mondelez International Inc.	6.500%	2/9/40	225	268
6	Mylan Inc.	1.800%	6/24/16	25	25
	Mylan Inc.	1.350%	11/29/16	250	250
6	Mylan Inc.	2.600%	6/24/18	50	50
	Mylan Inc.	2.550%	3/28/19	250	248
	Mylan Inc.	4.200%	11/29/23	250	246
	Mylan Inc.	5.400%	11/29/43	200	201
	Newell Rubbermaid Inc.	2.050%	12/1/17	300	299
	Novant Health Inc.	5.850%	11/1/19	150	167
	Novant Health Inc.	4.371%	11/1/43	150	125
	Novartis Capital Corp.	2.900%	4/24/15	125	129
	Novartis Capital Corp.	2.400%	9/21/22	75	69
	Novartis Capital Corp.	3.700%	9/21/42	75	64
	Novartis Securities Investment Ltd.	5.125%	2/10/19	650	734
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	100	98
	Pepsi Bottling Group Inc.	7.000%	3/1/29	150	188
	PepsiAmericas Inc.	5.000%	5/15/17	100	110
	PepsiCo Inc.	0.750%	3/5/15	100	100
	PepsiCo Inc.	0.700%	8/13/15	450	451
	PepsiCo Inc.	2.500%	5/10/16	200	207
	PepsiCo Inc.	1.250%	8/13/17	200	198
	PepsiCo Inc.	5.000%	6/1/18	325	366
	PepsiCo Inc.	7.900%	11/1/18	275	345
	PepsiCo Inc.	4.500%	1/15/20	25	27
	PepsiCo Inc.	3.000%	8/25/21	150	148
	PepsiCo Inc.	2.750%	3/5/22	275	260
	PepsiCo Inc.	5.500%	1/15/40	250	272
	PepsiCo Inc.	4.875%	11/1/40	200	199
	PepsiCo Inc.	4.000%	3/5/42	175	152
	PerkinElmer Inc.	5.000%	11/15/21	75	76
6	Perrigo Co. plc	1.300%	11/8/16	200	199
6	Perrigo Co. plc	2.300%	11/8/18	200	197
6	Perrigo Co. plc	4.000%	11/15/23	200	195
6	Perrigo Co. plc	5.300%	11/15/43	150	147
	Pfizer Inc.	5.350%	3/15/15	700	740
	Pfizer Inc.	6.200%	3/15/19	600	711
	Pfizer Inc.	7.200%	3/15/39	275	370
	Pharmacia Corp.	6.600%	12/1/28	75	92
	Philip Morris International Inc.	2.500%	5/16/16	700	726
	Philip Morris International Inc.	1.625%	3/20/17	50	50
	Philip Morris International Inc.	1.125%	8/21/17	75	74
	Philip Morris International Inc.	5.650%	5/16/18	325	374
	Philip Morris International Inc.	2.625%	3/6/23	175	157
	Philip Morris International Inc.	6.375%	5/16/38	200	236
	Philip Morris International Inc.	4.375%	11/15/41	425	384
	Philip Morris International Inc.	4.500%	3/20/42	50	46
	Philip Morris International Inc.	3.875%	8/21/42	25	21
	Philip Morris International Inc.	4.125%	3/4/43	125	109
	Philip Morris International Inc.	4.875%	11/15/43	150	148
3	Procter & Gamble - Esop	9.360%	1/1/21	319	408
	Procter & Gamble Co.	4.950%	8/15/14	50	51
	Procter & Gamble Co.	3.500%	2/15/15	150	155
	Procter & Gamble Co.	1.450%	8/15/16	50	51
	Procter & Gamble Co.	4.700%	2/15/19	100	112
	Procter & Gamble Co.	2.300%	2/6/22	425	398
	Procter & Gamble Co.	6.450%	1/15/26	75	93
	Procter & Gamble Co.	5.550%	3/5/37	325	371
	Quest Diagnostics Inc.	5.450%	11/1/15	200	216
	Quest Diagnostics Inc.	6.950%	7/1/37	75	83
	Reynolds American Inc.	1.050%	10/30/15	25	25
	Reynolds American Inc.	6.750%	6/15/17	150	172
	Reynolds American Inc.	3.250%	11/1/22	75	69
	Reynolds American Inc.	4.850%	9/15/23	25	26
	Reynolds American Inc.	7.250%	6/15/37	125	146
	Reynolds American Inc.	4.750%	11/1/42	75	66

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Reynolds American Inc.	6.150%	9/15/43	25	27
Safeway Inc.	6.350%	8/15/17	100	112
Safeway Inc.	5.000%	8/15/19	125	133
Safeway Inc.	3.950%	8/15/20	250	249
Safeway Inc.	7.250%	2/1/31	75	77
Sanofi	2.625%	3/29/16	200	208
Sanofi	1.250%	4/10/18	275	268
Sanofi	4.000%	3/29/21	600	627
St. Jude Medical Inc.	3.250%	4/15/23	175	163
St. Jude Medical Inc.	4.750%	4/15/43	175	164
Stryker Corp.	3.000%	1/15/15	50	51
Stryker Corp.	2.000%	9/30/16	100	103
Stryker Corp.	4.375%	1/15/20	50	54
Sysco Corp.	5.250%	2/12/18	250	280
Sysco Corp.	5.375%	9/21/35	100	104
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	75	77
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	25	24
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	925	836
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	200	219
Teva Pharmaceutical Finance II BV /
Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	100	103
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	75	73
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	25	24
Thermo Fisher Scientific Inc.	3.200%	5/1/15	200	206
Thermo Fisher Scientific Inc.	2.250%	8/15/16	500	512
Thermo Fisher Scientific Inc.	4.500%	3/1/21	300	316
Tupperware Brands Corp.	4.750%	6/1/21	50	50
Tyson Foods Inc.	4.500%	6/15/22	275	279
Unilever Capital Corp.	3.650%	2/15/14	25	25
Unilever Capital Corp.	2.750%	2/10/16	500	521
Unilever Capital Corp.	4.250%	2/10/21	200	213
Unilever Capital Corp.	5.900%	11/15/32	50	61
UST LLC	5.750%	3/1/18	75	85
Wyeth LLC	5.500%	2/15/16	200	220
Wyeth LLC	5.450%	4/1/17	50	56
Wyeth LLC	6.450%	2/1/24	100	120
Wyeth LLC	6.500%	2/1/34	250	304
Wyeth LLC	6.000%	2/15/36	175	205
Wyeth LLC	5.950%	4/1/37	650	755
Zimmer Holdings Inc.	4.625%	11/30/19	50	55
Zimmer Holdings Inc.	3.375%	11/30/21	100	96
Zimmer Holdings Inc.	5.750%	11/30/39	50	55
Zoetis Inc.	1.150%	2/1/16	25	25
Zoetis Inc.	1.875%	2/1/18	25	25
Zoetis Inc.	3.250%	2/1/23	500	467
Zoetis Inc.	4.700%	2/1/43	50	47

Energy (1.7%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	147
Anadarko Petroleum Corp.	5.950%	9/15/16	500	558
Anadarko Petroleum Corp.	6.450%	9/15/36	400	450
Anadarko Petroleum Corp.	7.950%	6/15/39	25	33
Anadarko Petroleum Corp.	6.200%	3/15/40	275	303
Apache Corp.	5.625%	1/15/17	100	113
Apache Corp.	1.750%	4/15/17	75	75
Apache Corp.	6.900%	9/15/18	300	362
Apache Corp.	3.625%	2/1/21	75	77
Apache Corp.	6.000%	1/15/37	350	393
Apache Corp.	5.100%	9/1/40	350	352
Apache Corp.	4.750%	4/15/43	200	192
Baker Hughes Inc.	3.200%	8/15/21	300	298
Baker Hughes Inc.	6.875%	1/15/29	100	123
Baker Hughes Inc.	5.125%	9/15/40	275	288
BP Capital Markets plc	3.875%	3/10/15	275	286
BP Capital Markets plc	3.125%	10/1/15	450	471
BP Capital Markets plc	3.200%	3/11/16	225	236
BP Capital Markets plc	2.248%	11/1/16	500	519
BP Capital Markets plc	1.846%	5/5/17	225	227
BP Capital Markets plc	1.375%	11/6/17	200	197
BP Capital Markets plc	4.750%	3/10/19	175	195

BP Capital Markets plc	4.500%	10/1/20	225	243
BP Capital Markets plc	4.742%	3/11/21	350	379
BP Capital Markets plc	3.245%	5/6/22	250	241
BP Capital Markets plc	2.500%	11/6/22	75	68
BP Capital Markets plc	2.750%	5/10/23	300	273
Burlington Resources Finance Co.	7.400%	12/1/31	175	227
Cameron International Corp.	6.375%	7/15/18	150	176
Cameron International Corp.	7.000%	7/15/38	100	121
Canadian Natural Resources Ltd.	6.000%	8/15/16	125	140
Canadian Natural Resources Ltd.	5.700%	5/15/17	225	253
Canadian Natural Resources Ltd.	7.200%	1/15/32	225	267
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	140
Canadian Natural Resources Ltd.	6.500%	2/15/37	150	170
Cenovus Energy Inc.	5.700%	10/15/19	50	57
Cenovus Energy Inc.	6.750%	11/15/39	375	437
Cenovus Energy Inc.	4.450%	9/15/42	150	133
Chevron Corp.	0.889%	6/24/16	25	25
Chevron Corp.	1.104%	12/5/17	275	270
Chevron Corp.	1.718%	6/24/18	250	249
Chevron Corp.	4.950%	3/3/19	275	313
Chevron Corp.	2.355%	12/5/22	325	296
Chevron Corp.	3.191%	6/24/23	75	72
ConocoPhillips	4.600%	1/15/15	500	521
ConocoPhillips	5.750%	2/1/19	875	1,019
ConocoPhillips	5.900%	10/15/32	50	57
ConocoPhillips	5.900%	5/15/38	50	58
ConocoPhillips	6.500%	2/1/39	200	250
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	250	281
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	232
ConocoPhillips Holding Co.	6.950%	4/15/29	150	189
Continental Resources Inc.	5.000%	9/15/22	350	364
Continental Resources Inc.	4.500%	4/15/23	325	329
Devon Energy Corp.	2.400%	7/15/16	50	52
Devon Energy Corp.	1.875%	5/15/17	100	101
Devon Energy Corp.	4.000%	7/15/21	100	103
Devon Energy Corp.	3.250%	5/15/22	125	119
Devon Energy Corp.	7.950%	4/15/32	50	65
Devon Energy Corp.	5.600%	7/15/41	250	259
Devon Energy Corp.	4.750%	5/15/42	75	69
Devon Financing Co. LLC	7.875%	9/30/31	300	386
Diamond Offshore Drilling Inc.	4.875%	7/1/15	25	27
Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	87
Diamond Offshore Drilling Inc.	3.450%	11/1/23	25	24
Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	108
Diamond Offshore Drilling Inc.	4.875%	11/1/43	125	122
Encana Corp.	5.900%	12/1/17	225	255
Encana Corp.	6.500%	8/15/34	325	357
Encana Corp.	6.625%	8/15/37	125	138
Ensco plc	3.250%	3/15/16	125	131
Ensco plc	4.700%	3/15/21	225	238
EOG Resources Inc.	2.950%	6/1/15	125	129
EOG Resources Inc.	5.875%	9/15/17	125	144
EOG Resources Inc.	4.400%	6/1/20	100	108
EOG Resources Inc.	4.100%	2/1/21	350	367
EOG Resources Inc.	2.625%	3/15/23	200	182
EQT Corp.	6.500%	4/1/18	350	396
FMC Technologies Inc.	2.000%	10/1/17	100	99
FMC Technologies Inc.	3.450%	10/1/22	25	23
Halliburton Co.	1.000%	8/1/16	125	125
Halliburton Co.	2.000%	8/1/18	125	125
Halliburton Co.	6.150%	9/15/19	200	238
Halliburton Co.	3.500%	8/1/23	225	218
Halliburton Co.	6.700%	9/15/38	125	153
Halliburton Co.	7.450%	9/15/39	200	267
Halliburton Co.	4.750%	8/1/43	100	98
Hess Corp.	7.875%	10/1/29	350	444
Hess Corp.	7.125%	3/15/33	100	120
Hess Corp.	6.000%	1/15/40	150	162
Hess Corp.	5.600%	2/15/41	100	104
Husky Energy Inc.	6.150%	6/15/19	100	114

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Husky Energy Inc.	6.800%	9/15/37	50	60
Kerr-McGee Corp.	6.950%	7/1/24	250	291
Kerr-McGee Corp.	7.875%	9/15/31	50	62
Marathon Oil Corp.	0.900%	11/1/15	275	276
Marathon Oil Corp.	6.000%	10/1/17	125	144
Marathon Oil Corp.	5.900%	3/15/18	46	53
Marathon Oil Corp.	2.800%	11/1/22	175	161
Marathon Oil Corp.	6.800%	3/15/32	300	357
Marathon Petroleum Corp.	3.500%	3/1/16	250	262
Marathon Petroleum Corp.	5.125%	3/1/21	375	406
Murphy Oil Corp.	2.500%	12/1/17	200	202
Murphy Oil Corp.	3.700%	12/1/22	50	46
Murphy Oil Corp.	5.125%	12/1/42	125	107
Nabors Industries Inc.	6.150%	2/15/18	450	506
Nabors Industries Inc.	5.000%	9/15/20	175	182
National Oilwell Varco Inc.	1.350%	12/1/17	200	198
National Oilwell Varco Inc.	2.600%	12/1/22	25	23
National Oilwell Varco Inc.	3.950%	12/1/42	125	110
Noble Energy Inc.	8.250%	3/1/19	400	499
Noble Energy Inc.	5.250%	11/15/43	125	124
Noble Holding International Ltd.	2.500%	3/15/17	100	100
Noble Holding International Ltd.	4.900%	8/1/20	125	132
Noble Holding International Ltd.	3.950%	3/15/22	50	48
Noble Holding International Ltd.	6.200%	8/1/40	100	104
Noble Holding International Ltd.	6.050%	3/1/41	150	154
Noble Holding International Ltd.	5.250%	3/15/42	100	95
Occidental Petroleum Corp.	2.500%	2/1/16	200	207
Occidental Petroleum Corp.	1.500%	2/15/18	750	740
Occidental Petroleum Corp.	4.100%	2/1/21	350	370
Petro-Canada	7.875%	6/15/26	25	32
Petro-Canada	7.000%	11/15/28	100	122
Petro-Canada	5.350%	7/15/33	150	151
Petro-Canada	6.800%	5/15/38	225	269
Phillips 66	1.950%	3/5/15	125	127
Phillips 66	2.950%	5/1/17	350	364
Phillips 66	4.300%	4/1/22	275	279
Phillips 66	5.875%	5/1/42	175	189
Pioneer Natural Resources Co.	6.875%	5/1/18	250	294
Pioneer Natural Resources Co.	3.950%	7/15/22	200	200
Pride International Inc.	6.875%	8/15/20	275	328
Rowan Cos. Inc.	5.000%	9/1/17	175	191
Rowan Cos. Inc.	7.875%	8/1/19	75	91
Schlumberger Investment SA	3.650%	12/1/23	225	222
Shell International Finance BV	3.100%	6/28/15	975	1,012
Shell International Finance BV	3.250%	9/22/15	100	105
Shell International Finance BV	0.625%	12/4/15	25	25
Shell International Finance BV	1.900%	8/10/18	75	75
Shell International Finance BV	2.000%	11/15/18	50	50
Shell International Finance BV	4.300%	9/22/19	550	602
Shell International Finance BV	3.400%	8/12/23	75	73
Shell International Finance BV	6.375%	12/15/38	475	585
Shell International Finance BV	5.500%	3/25/40	125	139
Shell International Finance BV	4.550%	8/12/43	150	145
Southwestern Energy Co.	7.500%	2/1/18	175	207
Southwestern Energy Co.	4.100%	3/15/22	75	74
Suncor Energy Inc.	6.100%	6/1/18	25	29
Suncor Energy Inc.	5.950%	12/1/34	75	80
Suncor Energy Inc.	6.500%	6/15/38	825	956
Talisman Energy Inc.	5.125%	5/15/15	50	52
Talisman Energy Inc.	7.750%	6/1/19	200	240
Talisman Energy Inc.	3.750%	2/1/21	225	218
Talisman Energy Inc.	5.850%	2/1/37	150	146
Tosco Corp.	8.125%	2/15/30	100	139
Total Capital Canada Ltd.	1.450%	1/15/18	75	74
Total Capital Canada Ltd.	2.750%	7/15/23	125	115
Total Capital International SA	1.000%	8/12/16	100	100
Total Capital International SA	1.550%	6/28/17	350	350
Total Capital International SA	2.875%	2/17/22	300	284
Total Capital International SA	2.700%	1/25/23	50	46
Total Capital International SA	3.700%	1/15/24	75	74

	Total Capital SA	3.000%	6/24/15	450	467
	Total Capital SA	2.125%	8/10/18	250	251
	Total Capital SA	4.450%	6/24/20	375	406
	Total Capital SA	4.125%	1/28/21	125	132
	Transocean Inc.	4.950%	11/15/15	850	911
	Transocean Inc.	2.500%	10/15/17	75	76
	Transocean Inc.	6.000%	3/15/18	75	84
	Transocean Inc.	6.500%	11/15/20	100	114
	Transocean Inc.	6.375%	12/15/21	50	56
	Transocean Inc.	3.800%	10/15/22	75	71
	Transocean Inc.	7.500%	4/15/31	175	203
	Transocean Inc.	6.800%	3/15/38	150	167
	Valero Energy Corp.	9.375%	3/15/19	100	130
	Valero Energy Corp.	6.125%	2/1/20	75	86
	Valero Energy Corp.	7.500%	4/15/32	725	882
	Weatherford International LLC	6.350%	6/15/17	250	283
	Weatherford International LLC	6.800%	6/15/37	150	162
	Weatherford International Ltd.	6.000%	3/15/18	325	366
	Weatherford International Ltd.	6.500%	8/1/36	275	287
	XTO Energy Inc.	6.250%	8/1/17	375	436

	Other Industrial (0.1%)
	California Institute of Technology GO	4.700%	11/1/11	50	43
	Cintas Corp. No 2	6.125%	12/1/17	150	169
	Cintas Corp. No 2	3.250%	6/1/22	75	72
	Fluor Corp.	3.375%	9/15/21	75	73
	Howard Hughes Medical Institute	3.500%	9/1/23	175	171
3	Johns Hopkins University
	Maryland GO	4.083%	7/1/53	75	64
	Massachusetts Institute
	of Technology GO	5.600%	7/1/11	200	227
3	Northwestern University GO	4.643%	12/1/44	75	73
	University of Pennsylvania GO	4.674%	9/1/12	250	220
6	URS Corp.	5.500%	4/1/22	150	148

	Technology (1.2%)
	Adobe Systems Inc.	3.250%	2/1/15	100	103
	Adobe Systems Inc.	4.750%	2/1/20	175	190
	Agilent Technologies Inc.	5.500%	9/14/15	50	54
	Agilent Technologies Inc.	6.500%	11/1/17	400	463
	Agilent Technologies Inc.	3.200%	10/1/22	275	251
	Altera Corp.	1.750%	5/15/17	50	49
	Altera Corp.	2.500%	11/15/18	250	248
	Altera Corp.	4.100%	11/15/23	75	72
	Analog Devices Inc.	2.875%	6/1/23	150	136
	Apple Inc.	0.450%	5/3/16	300	298
	Apple Inc.	1.000%	5/3/18	450	435
	Apple Inc.	2.400%	5/3/23	725	648
	Apple Inc.	3.850%	5/4/43	450	376
	Applied Materials Inc.	2.650%	6/15/16	50	52
	Applied Materials Inc.	4.300%	6/15/21	150	154
	Applied Materials Inc.	5.850%	6/15/41	150	154
	Arrow Electronics Inc.	3.375%	11/1/15	75	78
	Arrow Electronics Inc.	4.500%	3/1/23	50	48
	Autodesk Inc.	1.950%	12/15/17	25	25
	Autodesk Inc.	3.600%	12/15/22	25	23
	Avnet Inc.	5.875%	6/15/20	200	214
	Baidu Inc.	3.500%	11/28/22	500	458
	Broadcom Corp.	2.700%	11/1/18	50	51
	Broadcom Corp.	2.500%	8/15/22	325	290
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	25	25
	CA Inc.	5.375%	12/1/19	175	195
	CA Inc.	4.500%	8/15/23	75	74
	Cisco Systems Inc.	5.500%	2/22/16	200	220
	Cisco Systems Inc.	3.150%	3/14/17	50	53
	Cisco Systems Inc.	4.950%	2/15/19	475	533
	Cisco Systems Inc.	4.450%	1/15/20	825	897
	Cisco Systems Inc.	5.900%	2/15/39	200	222
	Cisco Systems Inc.	5.500%	1/15/40	275	290
	Computer Sciences Corp.	6.500%	3/15/18	50	58

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Corning Inc.	6.625%	5/15/19	25	30
Corning Inc.	3.700%	11/15/23	200	197
Corning Inc.	4.700%	3/15/37	300	284
Corning Inc.	5.750%	8/15/40	75	81
Dun & Bradstreet Corp.	4.375%	12/1/22	50	48
EMC Corp.	1.875%	6/1/18	460	455
EMC Corp.	2.650%	6/1/20	165	162
EMC Corp.	3.375%	6/1/23	220	211
Equifax Inc.	4.450%	12/1/14	50	52
Equifax Inc.	6.300%	7/1/17	25	28
Fidelity National Information
Services Inc.	2.000%	4/15/18	25	24
Fidelity National Information
Services Inc.	5.000%	3/15/22	50	51
Fidelity National Information
Services Inc.	3.500%	4/15/23	150	137
Fiserv Inc.	3.125%	10/1/15	50	52
Fiserv Inc.	6.800%	11/20/17	150	173
Fiserv Inc.	3.500%	10/1/22	150	139
Google Inc.	2.125%	5/19/16	25	26
Google Inc.	3.625%	5/19/21	150	156
Harris Corp.	4.400%	12/15/20	50	52
Harris Corp.	6.150%	12/15/40	75	80
Hewlett-Packard Co.	2.350%	3/15/15	150	153
Hewlett-Packard Co.	2.125%	9/13/15	250	255
Hewlett-Packard Co.	3.000%	9/15/16	150	156
Hewlett-Packard Co.	3.300%	12/9/16	50	52
Hewlett-Packard Co.	2.600%	9/15/17	150	153
Hewlett-Packard Co.	5.500%	3/1/18	75	83
Hewlett-Packard Co.	3.750%	12/1/20	325	325
Hewlett-Packard Co.	4.300%	6/1/21	850	855
Hewlett-Packard Co.	4.375%	9/15/21	200	203
Hewlett-Packard Co.	4.650%	12/9/21	100	103
Hewlett-Packard Co.	6.000%	9/15/41	100	100
Intel Corp.	1.950%	10/1/16	100	103
Intel Corp.	1.350%	12/15/17	775	767
Intel Corp.	3.300%	10/1/21	100	100
Intel Corp.	2.700%	12/15/22	275	253
Intel Corp.	4.000%	12/15/32	150	138
Intel Corp.	4.800%	10/1/41	475	465
Intel Corp.	4.250%	12/15/42	325	285
International Business Machines Corp.	2.000%	1/5/16	25	26
International Business Machines Corp.	5.700%	9/14/17	2,150	2,469
International Business Machines Corp.	1.625%	5/15/20	25	23
International Business Machines Corp.	3.375%	8/1/23	50	49
International Business Machines Corp.	7.000%	10/30/25	300	376
International Business Machines Corp.	6.220%	8/1/27	75	89
International Business Machines Corp.	6.500%	1/15/28	75	92
International Business Machines Corp.	5.600%	11/30/39	98	109
International Business Machines Corp.	4.000%	6/20/42	68	60
Jabil Circuit Inc.	5.625%	12/15/20	100	104
Juniper Networks Inc.	3.100%	3/15/16	30	31
Juniper Networks Inc.	4.600%	3/15/21	50	51
Juniper Networks Inc.	5.950%	3/15/41	25	25
KLA-Tencor Corp.	6.900%	5/1/18	125	147
Leidos Holdings Inc.	4.450%	12/1/20	75	75
Leidos Holdings Inc.	5.950%	12/1/40	75	72
Leidos Inc.	5.500%	7/1/33	25	23
Lexmark International Inc.	6.650%	6/1/18	150	168
Maxim Integrated Products Inc.	3.375%	3/15/23	25	23
Microsoft Corp.	1.625%	9/25/15	150	153
Microsoft Corp.	1.000%	5/1/18	200	196
Microsoft Corp.	4.200%	6/1/19	25	28
Microsoft Corp.	3.000%	10/1/20	225	229
Microsoft Corp.	2.125%	11/15/22	200	181
Microsoft Corp.	2.375%	5/1/23	250	227
Microsoft Corp.	3.625%	12/15/23	300	300
Microsoft Corp.	5.200%	6/1/39	25	26
Microsoft Corp.	4.500%	10/1/40	100	96

	Microsoft Corp.	5.300%	2/8/41	50	54
	Microsoft Corp.	3.500%	11/15/42	280	229
	Microsoft Corp.	3.750%	5/1/43	45	38
	Motorola Solutions Inc.	3.750%	5/15/22	250	242
	Motorola Solutions Inc.	7.500%	5/15/25	50	59
	Oracle Corp.	5.250%	1/15/16	275	300
	Oracle Corp.	1.200%	10/15/17	325	321
	Oracle Corp.	5.750%	4/15/18	300	347
	Oracle Corp.	2.375%	1/15/19	225	227
	Oracle Corp.	5.000%	7/8/19	550	623
	Oracle Corp.	2.500%	10/15/22	250	230
	Oracle Corp.	6.500%	4/15/38	200	243
	Oracle Corp.	6.125%	7/8/39	150	175
	Oracle Corp.	5.375%	7/15/40	600	642
6	Seagate HDD Cayman	3.750%	11/15/18	200	202
	Seagate HDD Cayman	7.000%	11/1/21	100	110
6	Seagate HDD Cayman	4.750%	6/1/23	150	140
	Symantec Corp.	2.750%	9/15/15	25	26
	Symantec Corp.	2.750%	6/15/17	175	178
	Symantec Corp.	4.200%	9/15/20	50	51
	Symantec Corp.	3.950%	6/15/22	175	169
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	150	147
	Texas Instruments Inc.	0.450%	8/3/15	225	225
	Texas Instruments Inc.	2.375%	5/16/16	75	78
	Texas Instruments Inc.	1.650%	8/3/19	350	338
	Total System Services Inc.	2.375%	6/1/18	75	73
	Tyco Electronics Group SA	6.550%	10/1/17	75	86
	Tyco Electronics Group SA	7.125%	10/1/37	300	349
	Verisk Analytics Inc.	4.125%	9/12/22	125	121
	Xerox Corp.	6.400%	3/15/16	100	111
	Xerox Corp.	6.750%	2/1/17	100	113
	Xerox Corp.	2.950%	3/15/17	500	518
	Xerox Corp.	6.350%	5/15/18	175	202
	Xerox Corp.	5.625%	12/15/19	25	28
	Xerox Corp.	6.750%	12/15/39	175	191

	Transportation (0.5%)
[3,6]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	30	29
[3,6]	American Airlines 2013-2 Class A
	Pass Through Trust	4.950%	7/15/24	50	52
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	100	113
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	100	115
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	142
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	141
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	141
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	225	223
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	260
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	225
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	100	89
	Canadian National Railway Co.	5.800%	6/1/16	100	111
	Canadian National Railway Co.	5.550%	3/1/19	300	344
	Canadian National Railway Co.	2.850%	12/15/21	200	192
	Canadian National Railway Co.	6.200%	6/1/36	75	90
	Canadian National Railway Co.	6.375%	11/15/37	100	121
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	231
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	120
	Canadian Pacific Railway Co.	5.950%	5/15/37	150	164
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	225	242
	Con-way Inc.	7.250%	1/15/18	25	29
	Con-way Inc.	6.700%	5/1/34	100	101
3	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	124	143
3	Continental Airlines 2012-1 Class A
	Pass Through Trust	4.150%	10/11/25	439	441
	CSX Corp.	6.250%	4/1/15	50	53
	CSX Corp.	5.600%	5/1/17	175	197
	CSX Corp.	7.900%	5/1/17	73	87
	CSX Corp.	6.250%	3/15/18	375	434

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CSX Corp.	7.375%	2/1/19	425	517
	CSX Corp.	6.000%	10/1/36	50	55
	CSX Corp.	6.220%	4/30/40	152	172
	CSX Corp.	5.500%	4/15/41	25	26
	CSX Corp.	4.750%	5/30/42	275	261
3	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	168	190
3	Delta Air Lines 2009-1 Class A Pass
	Through Trust	7.750%	12/17/19	232	271
3	Delta Air Lines 2010-2 Class A Pass
	Through Trust	4.950%	5/23/19	97	105
	FedEx Corp.	2.625%	8/1/22	75	68
	FedEx Corp.	3.875%	8/1/42	100	82
3	Hawaiian Airlines 2013-1 Class A Pass
	Through Certificates	3.900%	1/15/26	25	23
	JB Hunt Transport Services Inc.	3.375%	9/15/15	250	259
	Kansas City Southern de Mexico
	SA de CV	2.350%	5/15/20	25	23
	Kansas City Southern de Mexico
	SA de CV	3.000%	5/15/23	100	90
6	Kansas City Southern Railway Co.	4.300%	5/15/43	75	65
	Norfolk Southern Corp.	7.700%	5/15/17	450	536
	Norfolk Southern Corp.	5.750%	4/1/18	100	114
	Norfolk Southern Corp.	5.900%	6/15/19	175	202
	Norfolk Southern Corp.	2.903%	2/15/23	48	44
	Norfolk Southern Corp.	7.800%	5/15/27	160	204
	Norfolk Southern Corp.	4.837%	10/1/41	513	493
	Ryder System Inc.	3.150%	3/2/15	100	103
	Ryder System Inc.	7.200%	9/1/15	100	110
	Ryder System Inc.	3.600%	3/1/16	230	240
	Ryder System Inc.	5.850%	11/1/16	25	28
	Ryder System Inc.	2.350%	2/26/19	150	147
	Southwest Airlines Co.	5.750%	12/15/16	75	84
3	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	38	44
	Union Pacific Corp.	4.163%	7/15/22	659	679
	Union Pacific Corp.	4.750%	9/15/41	350	339
6	Union Pacific Corp.	4.821%	2/1/44	150	146
	United Parcel Service Inc.	5.500%	1/15/18	175	200
	United Parcel Service Inc.	5.125%	4/1/19	100	114
	United Parcel Service Inc.	3.125%	1/15/21	725	728
	United Parcel Service Inc.	2.450%	10/1/22	200	184
	United Parcel Service Inc.	6.200%	1/15/38	100	121
	United Parcel Service Inc.	3.625%	10/1/42	25	21
3	US Airways Inc. 2012-2 Class A Pass
	Through Trust	4.625%	12/3/26	50	51
					311,625
Utilities (2.7%)
	Electric (1.7%)
	AEP Texas Central Co.	6.650%	2/15/33	200	231
	Alabama Power Co.	5.500%	10/15/17	225	252
	Alabama Power Co.	5.200%	6/1/41	175	186
	Alabama Power Co.	3.850%	12/1/42	25	21
	Ameren Illinois Co.	6.125%	11/15/17	25	29
	Ameren Illinois Co.	2.700%	9/1/22	500	467
	American Electric Power Co. Inc.	1.650%	12/15/17	150	147
	American Electric Power Co. Inc.	2.950%	12/15/22	25	23
	Appalachian Power Co.	3.400%	5/24/15	150	155
	Appalachian Power Co.	4.600%	3/30/21	50	53
	Appalachian Power Co.	6.700%	8/15/37	250	287
	Arizona Public Service Co.	8.750%	3/1/19	200	254
	Arizona Public Service Co.	4.500%	4/1/42	25	24
	Atlantic City Electric Co.	7.750%	11/15/18	100	123
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	350
	CenterPoint Energy Houston
	Electric LLC	6.950%	3/15/33	50	64
	CenterPoint Energy Inc.	6.500%	5/1/18	200	233
	Cleco Power LLC	6.000%	12/1/40	100	109
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	243

CMS Energy Corp.	8.750%	6/15/19	200	253
CMS Energy Corp.	4.700%	3/31/43	125	116
Commonwealth Edison Co.	5.950%	8/15/16	125	140
Commonwealth Edison Co.	6.150%	9/15/17	325	375
Commonwealth Edison Co.	5.800%	3/15/18	75	86
Commonwealth Edison Co.	4.000%	8/1/20	25	27
Commonwealth Edison Co.	5.900%	3/15/36	50	57
Commonwealth Edison Co.	6.450%	1/15/38	175	212
Commonwealth Edison Co.	4.600%	8/15/43	300	291
Connecticut Light & Power Co.	2.500%	1/15/23	125	114
Consolidated Edison Co.
of New York Inc.	6.650%	4/1/19	500	601
Consolidated Edison Co.
of New York Inc.	5.300%	3/1/35	200	214
Consolidated Edison Co.
of New York Inc.	5.850%	3/15/36	275	314
Consolidated Edison Co.
of New York Inc.	6.200%	6/15/36	75	88
Constellation Energy Group Inc.	4.550%	6/15/15	300	315
Constellation Energy Group Inc.	5.150%	12/1/20	200	213
Consumers Energy Co.	5.500%	8/15/16	100	111
Consumers Energy Co.	5.650%	9/15/18	275	317
Consumers Energy Co.	3.375%	8/15/23	275	268
Consumers Energy Co.	3.950%	5/15/43	75	66
Delmarva Power & Light Co.	3.500%	11/15/23	25	24
Delmarva Power & Light Co.	4.000%	6/1/42	50	44
Dominion Resources Inc.	5.150%	7/15/15	375	399
Dominion Resources Inc.	6.000%	11/30/17	250	286
Dominion Resources Inc.	6.400%	6/15/18	342	400
Dominion Resources Inc.	6.300%	3/15/33	100	115
Dominion Resources Inc.	5.950%	6/15/35	225	249
Dominion Resources Inc.	4.050%	9/15/42	100	83
DTE Electric Co.	3.900%	6/1/21	100	104
DTE Electric Co.	2.650%	6/15/22	225	211
DTE Electric Co.	3.650%	3/15/24	175	173
DTE Electric Co.	3.950%	6/15/42	50	44
DTE Electric Co.	4.000%	4/1/43	225	201
Duke Energy Carolinas LLC	4.300%	6/15/20	250	269
Duke Energy Carolinas LLC	3.900%	6/15/21	500	522
Duke Energy Carolinas LLC	6.000%	12/1/28	125	142
Duke Energy Carolinas LLC	6.100%	6/1/37	100	114
Duke Energy Carolinas LLC	6.000%	1/15/38	25	29
Duke Energy Carolinas LLC	6.050%	4/15/38	25	30
Duke Energy Carolinas LLC	5.300%	2/15/40	100	109
Duke Energy Carolinas LLC	4.000%	9/30/42	75	68
Duke Energy Corp.	3.350%	4/1/15	200	206
Duke Energy Corp.	2.100%	6/15/18	75	75
Duke Energy Corp.	5.050%	9/15/19	75	83
Duke Energy Corp.	3.050%	8/15/22	75	71
Duke Energy Florida Inc.	0.650%	11/15/15	300	301
Duke Energy Florida Inc.	5.650%	6/15/18	75	86
Duke Energy Florida Inc.	6.350%	9/15/37	225	273
Duke Energy Florida Inc.	6.400%	6/15/38	200	247
Duke Energy Florida Inc.	3.850%	11/15/42	200	175
Duke Energy Indiana Inc.	3.750%	7/15/20	25	26
Duke Energy Indiana Inc.	6.350%	8/15/38	225	273
Duke Energy Indiana Inc.	4.200%	3/15/42	400	368
Duke Energy Progress Inc.	5.300%	1/15/19	175	199
El Paso Electric Co.	6.000%	5/15/35	50	52
Entergy Arkansas Inc.	3.750%	2/15/21	75	77
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	200	229
Entergy Louisiana LLC	5.400%	11/1/24	475	527
Entergy Texas Inc.	7.125%	2/1/19	300	353
Exelon Generation Co. LLC	6.200%	10/1/17	125	141
Exelon Generation Co. LLC	4.000%	10/1/20	225	224
Exelon Generation Co. LLC	5.600%	6/15/42	205	191
FirstEnergy Solutions Corp.	6.800%	8/15/39	125	126
Florida Power & Light Co.	5.550%	11/1/17	75	85
Florida Power & Light Co.	5.625%	4/1/34	25	28
Florida Power & Light Co.	5.400%	9/1/35	75	82

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Florida Power & Light Co.	6.200%	6/1/36	50	60
	Florida Power & Light Co.	5.650%	2/1/37	100	113
	Florida Power & Light Co.	5.850%	5/1/37	25	29
	Florida Power & Light Co.	5.960%	4/1/39	475	556
	Georgia Power Co.	3.000%	4/15/16	575	601
	Georgia Power Co.	5.400%	6/1/40	300	314
	Iberdrola International BV	6.750%	7/15/36	75	82
	Indiana Michigan Power Co.	6.050%	3/15/37	200	217
3	Integrys Energy Group Inc.	6.110%	12/1/66	150	152
	Interstate Power & Light Co.	6.250%	7/15/39	50	59
	ITC Holdings Corp.	4.050%	7/1/23	75	74
	ITC Holdings Corp.	5.300%	7/1/43	50	49
	Jersey Central Power & Light Co.	5.625%	5/1/16	125	136
	Jersey Central Power & Light Co.	5.650%	6/1/17	250	277
3	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	74	71
	Kansas City Power & Light Co.	6.050%	11/15/35	50	55
	Kansas City Power & Light Co.	5.300%	10/1/41	100	100
	Kentucky Utilities Co.	3.250%	11/1/20	50	51
	Kentucky Utilities Co.	5.125%	11/1/40	125	132
	Kentucky Utilities Co.	4.650%	11/15/43	250	248
	LG&E & KU Energy LLC	2.125%	11/15/15	75	76
	LG&E & KU Energy LLC	3.750%	11/15/20	100	101
	Louisville Gas & Electric Co.	1.625%	11/15/15	125	127
	Louisville Gas & Electric Co.	5.125%	11/15/40	125	131
	Louisville Gas & Electric Co.	4.650%	11/15/43	25	25
	MidAmerican Energy Co.	5.300%	3/15/18	50	56
	MidAmerican Energy Co.	6.750%	12/30/31	125	153
	MidAmerican Energy Co.	5.750%	11/1/35	125	140
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	575	656
6	MidAmerican Energy Holdings Co.	2.000%	11/15/18	125	123
6	MidAmerican Energy Holdings Co.	3.750%	11/15/23	100	97
	MidAmerican Energy Holdings Co.	5.950%	5/15/37	225	249
	MidAmerican Energy Holdings Co.	6.500%	9/15/37	50	59
6	MidAmerican Energy Holdings Co.	5.150%	11/15/43	150	151
	Mississippi Power Co.	4.250%	3/15/42	150	131
	National Rural Utilities Cooperative
	Finance Corp.	1.000%	2/2/15	225	226
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	250	279
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	200	225
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	375	360
	National Rural Utilities Cooperative
	Finance Corp.	8.000%	3/1/32	100	134
3	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	23
	Nevada Power Co.	7.125%	3/15/19	550	669
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	625	584
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	75	75
3	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	75	77
	Northeast Utilities	1.450%	5/1/18	100	97
	Northern States Power Co.	5.250%	3/1/18	175	198
	Northern States Power Co.	6.250%	6/1/36	50	60
	Northern States Power Co.	6.200%	7/1/37	50	60
	Northern States Power Co.	5.350%	11/1/39	175	189
	NSTAR Electric Co.	5.625%	11/15/17	150	170
	NSTAR Electric Co.	2.375%	10/15/22	150	136
	NSTAR Electric Co.	5.500%	3/15/40	75	83
	NSTAR LLC	4.500%	11/15/19	25	27
	Oglethorpe Power Corp.	5.950%	11/1/39	50	54
	Oglethorpe Power Corp.	5.375%	11/1/40	125	128
	Ohio Power Co.	6.000%	6/1/16	75	83
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	113
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	50	43
	Oncor Electric Delivery Co. LLC	6.375%	1/15/15	125	132
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	176
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	125	157
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	225	292

Pacific Gas & Electric Co.	5.625%	11/30/17	150	170
Pacific Gas & Electric Co.	8.250%	10/15/18	200	251
Pacific Gas & Electric Co.	3.250%	6/15/23	300	284
Pacific Gas & Electric Co.	6.050%	3/1/34	625	717
Pacific Gas & Electric Co.	6.350%	2/15/38	100	117
Pacific Gas & Electric Co.	5.400%	1/15/40	250	265
Pacific Gas & Electric Co.	4.450%	4/15/42	225	210
Pacific Gas & Electric Co.	4.600%	6/15/43	375	357
PacifiCorp	7.700%	11/15/31	600	796
PacifiCorp	5.250%	6/15/35	100	106
Peco Energy Co.	5.350%	3/1/18	50	57
Peco Energy Co.	2.375%	9/15/22	75	68
Pennsylvania Electric Co.	6.050%	9/1/17	75	84
Pepco Holdings Inc.	2.700%	10/1/15	175	180
Potomac Electric Power Co.	6.500%	11/15/37	100	124
PPL Capital Funding Inc.	1.900%	6/1/18	50	49
PPL Capital Funding Inc.	3.400%	6/1/23	100	93
PPL Capital Funding Inc.	4.700%	6/1/43	25	23
PPL Electric Utilities Corp.	3.000%	9/15/21	125	123
PPL Energy Supply LLC	6.200%	5/15/16	23	25
PPL Energy Supply LLC	6.500%	5/1/18	50	56
PPL Energy Supply LLC	4.600%	12/15/21	125	120
Progress Energy Inc.	6.050%	3/15/14	50	51
Progress Energy Inc.	3.150%	4/1/22	25	24
Progress Energy Inc.	7.000%	10/30/31	119	144
Progress Energy Inc.	6.000%	12/1/39	25	28
PSEG Power LLC	8.625%	4/15/31	381	517
Public Service Co. of Colorado	5.125%	6/1/19	275	311
Public Service Co. of Colorado	3.200%	11/15/20	25	25
Public Service Co. of Colorado	6.250%	9/1/37	25	30
Public Service Co. of Colorado	4.750%	8/15/41	75	75
Public Service Co. of Colorado	3.600%	9/15/42	175	145
Public Service Co. of New Hampshire	3.500%	11/1/23	25	24
Public Service Co. of Oklahoma	6.625%	11/15/37	200	231
Public Service Electric & Gas Co.	5.300%	5/1/18	75	85
Public Service Electric & Gas Co.	2.300%	9/15/18	125	126
Public Service Electric & Gas Co.	5.800%	5/1/37	75	86
Puget Sound Energy Inc.	5.483%	6/1/35	25	27
Puget Sound Energy Inc.	6.274%	3/15/37	125	148
Puget Sound Energy Inc.	5.757%	10/1/39	75	85
Puget Sound Energy Inc.	5.764%	7/15/40	100	114
Puget Sound Energy Inc.	4.434%	11/15/41	150	143
San Diego Gas & Electric Co.	5.350%	5/15/35	25	27
San Diego Gas & Electric Co.	4.500%	8/15/40	150	148
San Diego Gas & Electric Co.	3.950%	11/15/41	175	157
SCANA Corp.	4.750%	5/15/21	125	128
SCANA Corp.	4.125%	2/1/22	200	194
Sierra Pacific Power Co.	6.000%	5/15/16	100	112
Sierra Pacific Power Co.	3.375%	8/15/23	50	48
Sierra Pacific Power Co.	6.750%	7/1/37	150	182
South Carolina Electric & Gas Co.	6.500%	11/1/18	200	239
South Carolina Electric & Gas Co.	6.050%	1/15/38	25	29
South Carolina Electric & Gas Co.	5.450%	2/1/41	100	109
Southern California Edison Co.	4.650%	4/1/15	100	105
Southern California Edison Co.	5.000%	1/15/16	25	27
Southern California Edison Co.	3.875%	6/1/21	275	288
Southern California Edison Co.	3.500%	10/1/23	175	171
Southern California Edison Co.	6.650%	4/1/29	75	89
Southern California Edison Co.	6.000%	1/15/34	50	58
Southern California Edison Co.	5.750%	4/1/35	75	85
Southern California Edison Co.	5.350%	7/15/35	100	108
Southern California Edison Co.	5.625%	2/1/36	125	139
Southern California Edison Co.	5.950%	2/1/38	200	232
Southern California Edison Co.	4.500%	9/1/40	75	72
Southern California Edison Co.	4.650%	10/1/43	175	173
Southern Co.	2.375%	9/15/15	150	154
Southern Power Co.	4.875%	7/15/15	200	212
Southern Power Co.	5.150%	9/15/41	100	98
Southwestern Electric Power Co.	6.450%	1/15/19	100	115
Southwestern Electric Power Co.	3.550%	2/15/22	25	24

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Southwestern Electric Power Co.	6.200%	3/15/40	50	55
	Southwestern Public Service Co.	4.500%	8/15/41	100	96
	Tampa Electric Co.	6.100%	5/15/18	100	116
	Tampa Electric Co.	2.600%	9/15/22	75	69
	Tampa Electric Co.	6.550%	5/15/36	100	120
	Tampa Electric Co.	4.100%	6/15/42	50	45
	TECO Finance Inc.	4.000%	3/15/16	50	53
	TECO Finance Inc.	5.150%	3/15/20	50	55
	Toledo Edison Co.	6.150%	5/15/37	100	108
	TransAlta Corp.	6.650%	5/15/18	250	281
	Tucson Electric Power Co.	5.150%	11/15/21	50	53
	UIL Holdings Corp.	4.625%	10/1/20	75	76
	Union Electric Co.	8.450%	3/15/39	150	224
	Virginia Electric & Power Co.	6.000%	1/15/36	125	144
	Virginia Electric & Power Co.	6.000%	5/15/37	100	116
	Virginia Electric & Power Co.	6.350%	11/30/37	50	60
	Virginia Electric & Power Co.	4.000%	1/15/43	250	223
	Virginia Electric & Power Co.	4.650%	8/15/43	125	123
	Westar Energy Inc.	4.125%	3/1/42	200	182
	Westar Energy Inc.	4.100%	4/1/43	50	45
	Westar Energy Inc.	4.625%	9/1/43	25	25
	Western Massachusetts Electric Co.	3.500%	9/15/21	75	74
3	Wisconsin Energy Corp.	6.250%	5/15/67	425	438
	Wisconsin Power & Light Co.	5.000%	7/15/19	50	56
	Wisconsin Power & Light Co.	2.250%	11/15/22	75	67
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	120
	Xcel Energy Inc.	5.613%	4/1/17	78	86
	Xcel Energy Inc.	4.700%	5/15/20	100	110

	Natural Gas (0.9%)
	AGL Capital Corp.	3.500%	9/15/21	325	323
	AGL Capital Corp.	5.875%	3/15/41	75	82
	AGL Capital Corp.	4.400%	6/1/43	50	45
	Atmos Energy Corp.	8.500%	3/15/19	75	96
	Atmos Energy Corp.	5.500%	6/15/41	300	323
	Boardwalk Pipelines LP	5.500%	2/1/17	100	109
	Boardwalk Pipelines LP	3.375%	2/1/23	100	89
	British Transco Finance Inc.	6.625%	6/1/18	50	59
	Buckeye Partners LP	2.650%	11/15/18	225	222
	Buckeye Partners LP	4.150%	7/1/23	75	72
	Buckeye Partners LP	5.850%	11/15/43	25	25
	CenterPoint Energy Resources Corp.	6.150%	5/1/16	75	83
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	50	53
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	282
	DCP Midstream Operating LP	3.250%	10/1/15	100	103
	DCP Midstream Operating LP	2.500%	12/1/17	75	75
	DCP Midstream Operating LP	3.875%	3/15/23	75	69
	El Paso Pipeline Partners
	Operating Co. LLC	4.700%	11/1/42	675	578
	Enbridge Energy Partners LP	6.500%	4/15/18	75	87
	Enbridge Energy Partners LP	9.875%	3/1/19	125	163
	Enbridge Energy Partners LP	7.500%	4/15/38	150	177
	Energy Transfer Partners LP	5.950%	2/1/15	75	79
	Energy Transfer Partners LP	6.125%	2/15/17	50	56
	Energy Transfer Partners LP	9.000%	4/15/19	229	290
	Energy Transfer Partners LP	4.150%	10/1/20	425	432
	Energy Transfer Partners LP	4.650%	6/1/21	100	103
	Energy Transfer Partners LP	5.200%	2/1/22	300	315
	Energy Transfer Partners LP	6.625%	10/15/36	150	161
	Energy Transfer Partners LP	6.050%	6/1/41	100	102
	Energy Transfer Partners LP	6.500%	2/1/42	475	509
7	Enron Corp.	9.125%	4/1/03	500	—
7	Enron Corp.	7.125%	5/15/07	150	—
7	Enron Corp.	6.875%	10/15/07	500	—
	Enterprise Products Operating LLC	6.300%	9/15/17	125	145
	Enterprise Products Operating LLC	6.650%	4/15/18	75	88
	Enterprise Products Operating LLC	6.500%	1/31/19	50	59
	Enterprise Products Operating LLC	3.350%	3/15/23	200	189
	Enterprise Products Operating LLC	6.875%	3/1/33	175	208
	Enterprise Products Operating LLC	7.550%	4/15/38	250	313

	Enterprise Products Operating LLC	5.950%	2/1/41	175	189
	Enterprise Products Operating LLC	4.450%	2/15/43	50	44
	Enterprise Products Operating LLC	4.850%	3/15/44	200	187
3	Enterprise Products Operating LLC	8.375%	8/1/66	100	111
3	Enterprise Products Operating LLC	7.034%	1/15/68	225	249
7	Internorth Inc.	9.625%	3/15/06	500	—
	KeySpan Corp.	8.000%	11/15/30	75	96
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	325	341
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	300	341
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	350	446
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	325	386
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	23
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	125	115
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	323
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	51
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	450	494
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	58
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	220
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	279
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	23
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	68
	Magellan Midstream Partners LP	5.650%	10/15/16	75	84
	Magellan Midstream Partners LP	6.550%	7/15/19	75	89
	Magellan Midstream Partners LP	4.250%	2/1/21	225	235
	Magellan Midstream Partners LP	5.150%	10/15/43	275	270
	National Fuel Gas Co.	3.750%	3/1/23	275	258
	National Grid plc	6.300%	8/1/16	325	365
	Nisource Finance Corp.	5.250%	9/15/17	150	166
	Nisource Finance Corp.	6.400%	3/15/18	75	86
	Nisource Finance Corp.	4.450%	12/1/21	100	102
	Nisource Finance Corp.	6.125%	3/1/22	75	83
	Nisource Finance Corp.	6.250%	12/15/40	150	163
	Nisource Finance Corp.	5.800%	2/1/42	150	155
	Nisource Finance Corp.	4.800%	2/15/44	125	113
	ONEOK Inc.	5.200%	6/15/15	75	79
	ONEOK Inc.	4.250%	2/1/22	50	47
	ONEOK Inc.	6.000%	6/15/35	125	117
	ONEOK Partners LP	3.250%	2/1/16	50	52
	ONEOK Partners LP	6.150%	10/1/16	150	168
	ONEOK Partners LP	2.000%	10/1/17	175	173
	ONEOK Partners LP	8.625%	3/1/19	225	280
	ONEOK Partners LP	3.375%	10/1/22	100	94
	Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	250	285
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	48
	Plains All American Pipeline LP /
	PAA Finance Corp.	6.500%	5/1/18	25	29
	Plains All American Pipeline LP /
	PAA Finance Corp.	8.750%	5/1/19	75	96
	Plains All American Pipeline LP /
	PAA Finance Corp.	5.000%	2/1/21	550	603
	Questar Corp.	2.750%	2/1/16	25	26
	Sempra Energy	6.150%	6/15/18	548	631
	Sempra Energy	2.875%	10/1/22	100	92
	Sempra Energy	6.000%	10/15/39	300	330
	Southern California Gas Co.	3.750%	9/15/42	25	22
6	Southern Natural Gas Co. LLC	5.900%	4/1/17	200	225
	Spectra Energy Capital LLC	6.200%	4/15/18	300	338
	Spectra Energy Capital LLC	6.750%	2/15/32	50	51
	Spectra Energy Partners LP	2.950%	9/25/18	25	25
	Sunoco Logistics Partners
	Operations LP	3.450%	1/15/23	275	252
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	175	156
	Texas Gas Transmission LLC	4.600%	6/1/15	100	105
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	177
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	181
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	158
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	326
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	539
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	147

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	283
	Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	250	289
	Western Gas Partners LP	5.375%	6/1/21	300	321
	Williams Cos. Inc.	7.500%	1/15/31	116	122
	Williams Cos. Inc.	7.750%	6/15/31	185	198
	Williams Partners LP	5.250%	3/15/20	475	517
	Williams Partners LP	4.125%	11/15/20	275	280
	Williams Partners LP	6.300%	4/15/40	100	108

	Other Utility (0.1%)
	American Water Capital Corp.	6.085%	10/15/17	200	227
	American Water Capital Corp.	6.593%	10/15/37	150	180
	United Utilities plc	5.375%	2/1/19	325	347
	Veolia Environnement SA	6.000%	6/1/18	400	453
					61,035
Total Corporate Bonds (Cost $536,107)					557,194
Sovereign Bonds (U.S. Dollar-Denominated) (5.5%)
	African Development Bank	1.250%	9/2/16	50	51
	African Development Bank	1.125%	3/15/17	300	301
	African Development Bank	0.875%	3/15/18	150	145
	African Development Bank	1.625%	10/2/18	500	493
	Asian Development Bank	4.250%	10/20/14	275	284
	Asian Development Bank	2.625%	2/9/15	275	282
	Asian Development Bank	0.500%	8/17/15	350	351
	Asian Development Bank	2.500%	3/15/16	325	338
	Asian Development Bank	1.125%	3/15/17	600	602
	Asian Development Bank	5.593%	7/16/18	275	319
	Asian Development Bank	1.750%	9/11/18	225	225
	Asian Development Bank	1.875%	10/23/18	950	954
	Asian Development Bank	1.750%	3/21/19	25	25
	Banco do Brasil SA	3.875%	1/23/17	375	383
	Canada	0.875%	2/14/17	950	950
	China Development Bank Corp.	5.000%	10/15/15	100	106
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	150	134
	Corp. Andina de Fomento	5.125%	5/5/15	50	51
	Corp. Andina de Fomento	3.750%	1/15/16	225	234
	Corp. Andina de Fomento	8.125%	6/4/19	300	362
	Corp. Andina de Fomento	4.375%	6/15/22	582	581
6	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	250	225
	Council Of Europe Development Bank	2.750%	2/10/15	150	154
	Council Of Europe Development Bank	2.625%	2/16/16	150	156
	Council Of Europe Development Bank	1.500%	2/22/17	300	304
	Council Of Europe Development Bank	1.500%	6/19/17	50	50
	Council Of Europe Development Bank	1.000%	3/7/18	275	268
	Council Of Europe Development Bank	1.125%	5/31/18	200	195
8	Development Bank of Japan Inc.	4.250%	6/9/15	250	263
	Ecopetrol SA	4.250%	9/18/18	100	106
	Ecopetrol SA	5.875%	9/18/23	225	238
	Ecopetrol SA	7.375%	9/18/43	300	321
	European Bank for Reconstruction
	& Development	2.750%	4/20/15	525	541
	European Bank for Reconstruction
	& Development	1.625%	9/3/15	125	128
	European Bank for Reconstruction
	& Development	2.500%	3/15/16	175	182
	European Bank for Reconstruction
	& Development	1.375%	10/20/16	100	102
	European Bank for Reconstruction
	& Development	0.750%	9/1/17	700	690
	European Bank for Reconstruction
	& Development	1.000%	9/17/18	150	144
	European Bank for Reconstruction
	& Development	1.625%	11/15/18	200	199
	European Bank for Reconstruction
	& Development	1.500%	3/16/20	150	142
	European Investment Bank	0.875%	12/15/14	200	201
	European Investment Bank	2.875%	1/15/15	200	205
	European Investment Bank	2.750%	3/23/15	450	463
	European Investment Bank	1.125%	4/15/15	700	707

	European Investment Bank	1.000%	7/15/15	135	136
	European Investment Bank	1.625%	9/1/15	650	664
	European Investment Bank	1.375%	10/20/15	475	484
	European Investment Bank	4.875%	2/16/16	650	709
	European Investment Bank	0.625%	4/15/16	600	600
	European Investment Bank	2.500%	5/16/16	725	756
	European Investment Bank	2.125%	7/15/16	500	518
	European Investment Bank	0.500%	8/15/16	575	568
	European Investment Bank	5.125%	9/13/16	1,250	1,393
	European Investment Bank	1.250%	10/14/16	1,125	1,138
	European Investment Bank	1.125%	12/15/16	200	201
	European Investment Bank	4.875%	1/17/17	150	167
	European Investment Bank	1.750%	3/15/17	775	792
	European Investment Bank	5.125%	5/30/17	675	765
	European Investment Bank	1.125%	9/15/17	400	398
	European Investment Bank	1.000%	12/15/17	250	246
	European Investment Bank	1.000%	3/15/18	200	195
	European Investment Bank	1.000%	6/15/18	150	145
	European Investment Bank	1.625%	12/18/18	400	395
	European Investment Bank	2.875%	9/15/20	100	101
	European Investment Bank	4.000%	2/16/21	1,225	1,316
	Export Development Canada	2.250%	5/28/15	75	77
	Export Development Canada	0.500%	9/15/15	275	276
	Export Development Canada	1.250%	10/26/16	100	101
	Export Development Canada	0.750%	12/15/17	575	561
	Export-Import Bank of Korea	5.875%	1/14/15	150	158
	Export-Import Bank of Korea	4.000%	1/11/17	325	344
	Export-Import Bank of Korea	1.750%	2/27/18	925	897
	Export-Import Bank of Korea	2.875%	9/17/18	200	201
	Export-Import Bank of Korea	4.375%	9/15/21	75	78
	Export-Import Bank of Korea	5.000%	4/11/22	275	298
	Federative Republic of Brazil	7.875%	3/7/15	175	188
	Federative Republic of Brazil	6.000%	1/17/17	375	415
	Federative Republic of Brazil	5.875%	1/15/19	400	449
	Federative Republic of Brazil	8.875%	10/14/19	125	161
	Federative Republic of Brazil	4.875%	1/22/21	750	785
	Federative Republic of Brazil	2.625%	1/5/23	350	301
	Federative Republic of Brazil	8.875%	4/15/24	125	165
	Federative Republic of Brazil	4.250%	1/7/25	200	189
	Federative Republic of Brazil	8.750%	2/4/25	300	398
	Federative Republic of Brazil	10.125%	5/15/27	325	478
	Federative Republic of Brazil	8.250%	1/20/34	400	507
	Federative Republic of Brazil	7.125%	1/20/37	325	371
3	Federative Republic of Brazil	11.000%	8/17/40	200	227
	Federative Republic of Brazil	5.625%	1/7/41	500	480
	FMS Wertmanagement AoeR	0.625%	4/18/16	100	100
	FMS Wertmanagement AoeR	1.125%	10/14/16	300	302
	FMS Wertmanagement AoeR	1.000%	11/21/17	200	196
	FMS Wertmanagement AoeR	1.625%	11/20/18	500	493
	Hydro-Quebec	8.400%	1/15/22	775	1,010
	Hydro-Quebec	8.050%	7/7/24	200	264
	Inter-American Development Bank	2.250%	7/15/15	200	206
	Inter-American Development Bank	0.500%	8/17/15	75	75
	Inter-American Development Bank	1.375%	10/18/16	200	203
	Inter-American Development Bank	0.875%	11/15/16	275	275
	Inter-American Development Bank	2.375%	8/15/17	100	104
	Inter-American Development Bank	0.875%	3/15/18	150	146
	Inter-American Development Bank	1.750%	8/24/18	275	276
	Inter-American Development Bank	4.250%	9/10/18	1,050	1,169
	Inter-American Development Bank	1.125%	9/12/19	100	94
	Inter-American Development Bank	3.875%	9/17/19	1,550	1,691
	Inter-American Development Bank	3.875%	2/14/20	50	54
	Inter-American Development Bank	7.000%	6/15/25	100	128
	International Bank for Reconstruction
	& Development	2.375%	5/26/15	1,575	1,619
	International Bank for Reconstruction
	& Development	2.125%	3/15/16	650	672
	International Bank for Reconstruction
	& Development	5.000%	4/1/16	400	439

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction
	& Development	1.000%	9/15/16	450	453
	International Bank for Reconstruction
	& Development	0.875%	4/17/17	1,450	1,446
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	600	641
	International Finance Corp.	2.750%	4/20/15	175	180
	International Finance Corp.	2.250%	4/11/16	200	207
	International Finance Corp.	0.625%	11/15/16	150	149
	International Finance Corp.	1.125%	11/23/16	750	757
	International Finance Corp.	2.125%	11/17/17	450	463
	International Finance Corp.	0.625%	12/21/17	250	241
	International Finance Corp.	0.875%	6/15/18	300	290
	International Finance Corp.	1.750%	9/4/18	350	349
8	Japan Bank for International
	Cooperation	2.875%	2/2/15	325	334
8	Japan Bank for International
	Cooperation	1.875%	9/24/15	25	26
8	Japan Bank for International
	Cooperation	2.500%	1/21/16	200	207
8	Japan Bank for International
	Cooperation	2.500%	5/18/16	100	104
8	Japan Bank for International
	Cooperation	2.250%	7/13/16	275	285
8	Japan Bank for International
	Cooperation	1.125%	7/19/17	950	940
8	Japan Bank for International
	Cooperation	1.750%	7/31/18	150	149
8	Japan Bank for International
	Cooperation	1.750%	11/13/18	400	395
8	Japan Bank for International
	Cooperation	3.375%	7/31/23	100	98
8	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	100	105
8	Japan Finance Organization
	for Municipalities	5.000%	5/16/17	100	112
8	Japan Finance Organization
	for Municipalities	4.000%	1/13/21	300	320
9	KFW	1.000%	1/12/15	1,100	1,105
9	KFW	2.625%	3/3/15	775	795
9	KFW	0.625%	4/24/15	825	828
9	KFW	1.250%	10/26/15	200	202
9	KFW	5.125%	3/14/16	1,450	1,587
9	KFW	0.500%	4/19/16	350	347
9	KFW	2.000%	6/1/16	825	848
9	KFW	1.250%	10/5/16	225	228
9	KFW	0.625%	12/15/16	250	248
9	KFW	1.250%	2/15/17	1,700	1,711
9	KFW	0.875%	9/5/17	250	247
9	KFW	4.375%	3/15/18	250	277
9	KFW	4.875%	6/17/19	1,350	1,535
9	KFW	4.000%	1/27/20	50	54
9	KFW	2.750%	9/8/20	2,025	2,034
9	KFW	2.750%	10/1/20	200	201
9	KFW	2.000%	10/4/22	650	597
9	KFW	2.125%	1/17/23	1,025	937
9	KFW	0.000%	4/18/36	400	157
	Korea Development Bank	4.375%	8/10/15	750	789
	Korea Development Bank	1.500%	1/22/18	250	241
	Korea Finance Corp.	3.250%	9/20/16	250	261
	Korea Finance Corp.	2.250%	8/7/17	25	25
	Korea Finance Corp.	4.625%	11/16/21	150	158
9	Landwirtschaftliche Rentenbank	3.125%	7/15/15	375	390
9	Landwirtschaftliche Rentenbank	4.875%	11/16/15	275	296
9	Landwirtschaftliche Rentenbank	2.125%	7/15/16	100	103
9	Landwirtschaftliche Rentenbank	0.875%	9/12/17	725	712
9	Landwirtschaftliche Rentenbank	1.000%	4/4/18	100	98
9	Landwirtschaftliche Rentenbank	1.875%	9/17/18	150	150
9	Landwirtschaftliche Rentenbank	1.375%	10/23/19	250	238
	Nexen Energy ULC	7.875%	3/15/32	50	65

	Nexen Energy ULC	6.400%	5/15/37	450	509
	Nexen Energy ULC	7.500%	7/30/39	200	253
	Nordic Investment Bank	2.500%	7/15/15	225	232
	Nordic Investment Bank	2.250%	3/15/16	300	311
	Nordic Investment Bank	0.500%	4/14/16	125	125
	Nordic Investment Bank	0.750%	1/17/18	350	339
	North American Development Bank	4.375%	2/11/20	100	104
	North American Development Bank	2.400%	10/26/22	150	133
[10]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	500	511
[10]	Oesterreichische Kontrollbank AG	0.750%	12/15/16	200	199
[10]	Oesterreichische Kontrollbank AG	5.000%	4/25/17	600	676
3	Oriental Republic of Uruguay	4.500%	8/14/24	300	300
3	Oriental Republic of Uruguay	4.125%	11/20/45	300	228
	Pemex Project Funding Master Trust	5.750%	3/1/18	625	697
	Pemex Project Funding Master Trust	6.625%	6/15/35	625	651
	Pemex Project Funding Master Trust	6.625%	6/15/38	150	153
	Petrobras Global Finance BV	5.625%	5/20/43	100	81
	Petrobras International Finance Co.	7.750%	9/15/14	75	78
	Petrobras International Finance Co.	3.875%	1/27/16	325	334
	Petrobras International Finance Co.	6.125%	10/6/16	350	379
	Petrobras International Finance Co.	3.500%	2/6/17	75	76
	Petrobras International Finance Co.	5.875%	3/1/18	675	718
	Petrobras International Finance Co.	8.375%	12/10/18	300	351
	Petrobras International Finance Co.	7.875%	3/15/19	450	512
	Petrobras International Finance Co.	5.750%	1/20/20	700	720
	Petrobras International Finance Co.	5.375%	1/27/21	375	372
	Petrobras International Finance Co.	6.875%	1/20/40	225	212
	Petrobras International Finance Co.	6.750%	1/27/41	900	834
	Petroleos Mexicanos	4.875%	3/15/15	375	393
	Petroleos Mexicanos	8.000%	5/3/19	200	242
	Petroleos Mexicanos	6.000%	3/5/20	400	444
	Petroleos Mexicanos	5.500%	1/21/21	150	161
	Petroleos Mexicanos	4.875%	1/24/22	500	512
	Petroleos Mexicanos	6.500%	6/2/41	400	415
	Petroleos Mexicanos	5.500%	6/27/44	625	566
	Province of British Columbia	2.850%	6/15/15	400	414
	Province of British Columbia	2.100%	5/18/16	500	516
	Province of British Columbia	1.200%	4/25/17	100	100
	Province of British Columbia	2.000%	10/23/22	200	179
	Province of Manitoba	2.625%	7/15/15	250	258
	Province of Manitoba	1.300%	4/3/17	75	76
	Province of Manitoba	1.125%	6/1/18	150	146
	Province of Manitoba	1.750%	5/30/19	175	171
	Province of Manitoba	2.100%	9/6/22	150	135
	Province of New Brunswick	2.750%	6/15/18	350	364
	Province of Nova Scotia	2.375%	7/21/15	200	206
	Province of Ontario	2.950%	2/5/15	100	103
	Province of Ontario	0.950%	5/26/15	775	780
	Province of Ontario	2.700%	6/16/15	575	593
	Province of Ontario	1.875%	9/15/15	200	205
	Province of Ontario	4.750%	1/19/16	100	108
	Province of Ontario	5.450%	4/27/16	500	553
	Province of Ontario	2.300%	5/10/16	300	310
	Province of Ontario	1.600%	9/21/16	450	457
	Province of Ontario	1.100%	10/25/17	250	247
	Province of Ontario	3.150%	12/15/17	225	238
	Province of Ontario	3.000%	7/16/18	225	235
	Province of Ontario	2.000%	9/27/18	200	200
	Province of Ontario	1.650%	9/27/19	225	215
	Province of Ontario	4.000%	10/7/19	575	619
	Province of Ontario	4.400%	4/14/20	500	546
	Province of Ontario	2.450%	6/29/22	150	138
	Quebec	5.125%	11/14/16	325	362
	Quebec	4.625%	5/14/18	575	643
	Quebec	3.500%	7/29/20	350	362
	Quebec	2.750%	8/25/21	325	313
	Quebec	2.625%	2/13/23	400	365
	Quebec	7.500%	9/15/29	325	427
	Region of Lombardy Italy	5.804%	10/25/32	200	182
	Republic of Chile	3.875%	8/5/20	200	209

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of Chile	2.250%	10/30/22	175	155
	Republic of Chile	3.625%	10/30/42	75	58
	Republic of Colombia	7.375%	1/27/17	325	376
	Republic of Colombia	7.375%	3/18/19	400	481
	Republic of Colombia	4.375%	7/12/21	450	465
	Republic of Colombia	8.125%	5/21/24	500	641
	Republic of Colombia	7.375%	9/18/37	100	123
	Republic of Colombia	6.125%	1/18/41	575	611
	Republic of Italy	4.500%	1/21/15	450	467
	Republic of Italy	3.125%	1/26/15	425	435
	Republic of Italy	4.750%	1/25/16	750	799
	Republic of Italy	5.250%	9/20/16	1,050	1,145
	Republic of Italy	5.375%	6/12/17	500	548
	Republic of Italy	5.375%	6/15/33	175	184
	Republic of Korea	7.125%	4/16/19	225	274
	Republic of Korea	3.875%	9/11/23	500	507
	Republic of Korea	5.625%	11/3/25	100	113
	Republic of Panama	5.200%	1/30/20	200	217
	Republic of Panama	7.125%	1/29/26	600	715
3	Republic of Panama	6.700%	1/26/36	292	326
3	Republic of Panama	4.300%	4/29/53	200	153
	Republic of Peru	7.125%	3/30/19	350	422
	Republic of Peru	7.350%	7/21/25	400	504
	Republic of Peru	8.750%	11/21/33	142	202
3	Republic of Peru	6.550%	3/14/37	225	259
	Republic of Peru	5.625%	11/18/50	300	294
	Republic of Philippines	6.500%	1/20/20	100	118
	Republic of Philippines	4.000%	1/15/21	350	361
3	Republic of Philippines	7.500%	9/25/24	425	528
	Republic of Philippines	9.500%	10/21/24	150	212
	Republic of Philippines	10.625%	3/16/25	100	153
	Republic of Philippines	5.500%	3/30/26	225	246
	Republic of Philippines	9.500%	2/2/30	325	483
	Republic of Philippines	7.750%	1/14/31	400	526
	Republic of Philippines	6.375%	1/15/32	200	233
	Republic of Philippines	6.375%	10/23/34	550	653
	Republic of Poland	3.875%	7/16/15	400	418
	Republic of Poland	6.375%	7/15/19	961	1,123
	Republic of Poland	5.125%	4/21/21	250	272
	Republic of Poland	5.000%	3/23/22	425	453
	Republic of Poland	3.000%	3/17/23	125	114
	Republic of South Africa	6.875%	5/27/19	250	285
	Republic of South Africa	5.500%	3/9/20	500	531
	Republic of South Africa	4.665%	1/17/24	225	216
	Republic of South Africa	6.250%	3/8/41	300	311
	Republic of Turkey	7.000%	9/26/16	725	796
	Republic of Turkey	7.500%	7/14/17	525	588
	Republic of Turkey	6.750%	4/3/18	450	489
	Republic of Turkey	7.000%	3/11/19	425	465
	Republic of Turkey	7.000%	6/5/20	525	573
	Republic of Turkey	5.625%	3/30/21	100	100
	Republic of Turkey	5.125%	3/25/22	425	407
	Republic of Turkey	6.250%	9/26/22	400	412
	Republic of Turkey	7.375%	2/5/25	650	702
	Republic of Turkey	11.875%	1/15/30	400	597
	Republic of Turkey	8.000%	2/14/34	50	55
	Republic of Turkey	6.875%	3/17/36	600	589
	Republic of Turkey	6.750%	5/30/40	500	484
	State of Israel	5.500%	11/9/16	175	195
	State of Israel	5.125%	3/26/19	550	620
	State of Israel	3.150%	6/30/23	400	379
	State of Israel	4.500%	1/30/43	200	176
	Statoil ASA	1.800%	11/23/16	125	128
	Statoil ASA	3.125%	8/17/17	400	421
	Statoil ASA	1.200%	1/17/18	125	122
	Statoil ASA	5.250%	4/15/19	25	28
	Statoil ASA	3.150%	1/23/22	150	146
	Statoil ASA	2.450%	1/17/23	150	136
	Statoil ASA	2.650%	1/15/24	100	91
	Statoil ASA	7.250%	9/23/27	400	515
	Statoil ASA	5.100%	8/17/40	125	129

Statoil ASA	4.250%	11/23/41	175	159
Statoil ASA	3.950%	5/15/43	125	109
Statoil ASA	4.800%	11/8/43	175	176
Svensk Exportkredit AB	0.625%	9/4/15	400	398
Svensk Exportkredit AB	0.625%	5/31/16	50	50
Svensk Exportkredit AB	2.125%	7/13/16	125	129
Svensk Exportkredit AB	5.125%	3/1/17	350	392
Svensk Exportkredit AB	1.750%	5/30/17	200	204
United Mexican States	11.375%	9/15/16	100	128
United Mexican States	5.625%	1/15/17	744	829
United Mexican States	5.950%	3/19/19	250	289
United Mexican States	3.625%	3/15/22	550	542
United Mexican States	4.000%	10/2/23	1,466	1,442
United Mexican States	8.300%	8/15/31	250	338
United Mexican States	6.750%	9/27/34	733	865
United Mexican States	6.050%	1/11/40	775	843
United Mexican States	4.750%	3/8/44	527	475
United Mexican States	5.750%	10/12/10	192	175
Total Sovereign Bonds (Cost $125,510)				126,570
Taxable Municipal Bonds (1.0%)
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.939%	2/15/47	150	154
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	53
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	61
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	165
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	50	59
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	100	122
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	150	180
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	250	303
California Educational Facilities
Authority Revenue
(Stanford University)	4.250%	5/1/16	100	108
California GO	3.950%	11/1/15	150	159
California GO	5.750%	3/1/17	100	112
California GO	6.200%	10/1/19	275	321
California GO	5.700%	11/1/21	250	281
California GO	7.500%	4/1/34	600	763
California GO	7.300%	10/1/39	75	94
California GO	7.350%	11/1/39	575	733
California GO	7.625%	3/1/40	205	270
California GO	7.600%	11/1/40	200	264
Central Puget Sound WA Regional
Transit Authority Sales &
Use Tax Revenue	5.491%	11/1/39	50	55
Chicago IL Board of Education GO	6.319%	11/1/29	50	48
Chicago IL Board of Education GO	6.138%	12/1/39	50	44
Chicago IL GO	7.781%	1/1/35	50	55
Chicago IL Metropolitan Water
Reclamation District GO	5.720%	12/1/38	100	109
Chicago IL O’Hare International
Airport Revenue	6.395%	1/1/40	50	56
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	150	159
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	140

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Chicago IL Wastewater Transmission
Revenue	6.900%	1/1/40	50	56
Chicago IL Water Revenue	6.742%	11/1/40	75	83
Clark County NV Airport Revenue	6.881%	7/1/42	100	108
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	150	163
Connecticut GO	5.090%	10/1/30	175	173
Connecticut GO	5.850%	3/15/32	200	224
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	50	52
Cook County IL GO	6.229%	11/15/34	50	50
Curators of the University of Missouri
System Facilities Revenue	5.792%	11/1/41	50	58
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	50	52
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	118
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	51
Dallas TX Independent School
District GO	6.450%	2/15/35	100	112
Denver CO City & County School
District No. 1 COP	7.017%	12/15/37	50	58
Denver CO City & County School
District No. 1 GO	5.664%	12/1/33	50	55
District of Columbia
Income Tax Revenue	5.591%	12/1/34	50	55
District of Columbia
Income Tax Revenue	5.582%	12/1/35	50	55
Energy Northwest Washington
Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	100	98
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.107%	7/1/18	125	122
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	250	237
George Washington University
District of Columbia GO	3.485%	9/15/22	200	192
Georgia GO	4.503%	11/1/25	150	159
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	200	210
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	150	157
Georgia Municipal Electric Power
Authority Revenue	7.055%	4/1/57	75	76
Illinois GO	4.511%	3/1/15	75	78
Illinois GO	5.365%	3/1/17	175	189
Illinois GO	5.877%	3/1/19	250	272
Illinois GO	4.950%	6/1/23	550	533
Illinois GO	5.100%	6/1/33	1,100	1,025
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	50	55
Indianapolis IN Local Public
Improvement Revenue	6.116%	1/15/40	250	289
JobsOhio Beverage System Statewide
Liquor Profits Revenue	3.985%	1/1/29	150	137
JobsOhio Beverage System Statewide
Liquor Profits Revenue	4.532%	1/1/35	100	93
Las Vegas Valley Water District
Nevada GO	7.013%	6/1/39	50	55
Los Angeles CA Community
College District GO	6.600%	8/1/42	150	186
Los Angeles CA Department
of Water & Power Revenue	5.716%	7/1/39	75	83
Los Angeles CA Department
of Water & Power Revenue	6.008%	7/1/39	150	168
Los Angeles CA Department
of Water & Power Revenue	6.166%	7/1/40	25	26
Los Angeles CA Department
of Water & Power Revenue	6.574%	7/1/45	100	125
Los Angeles CA Unified
School District GO	5.755%	7/1/29	200	219

	Los Angeles CA Unified
	School District GO	5.750%	7/1/34	125	138
	Los Angeles CA Unified
	School District GO	6.758%	7/1/34	50	62
	Los Angeles County CA Metropolitan
	Transportation Authority
	Sales Tax Revenue	5.735%	6/1/39	75	81
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.488%	8/1/33	100	120
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	59
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	54
	Massachusetts GO	4.200%	12/1/21	125	132
	Massachusetts GO	5.456%	12/1/39	150	163
	Massachusetts School Building
	Authority Dedicated Sales
	Tax Revenue	5.715%	8/15/39	75	84
	Massachusetts Transportation
	Fund Revenue	5.731%	6/1/40	50	57
	Massachusetts Water Pollution
	Abatement Trust	5.192%	8/1/40	75	77
	Metropolitan Government
	of Nashville & Davidson County TN
	Convention Center Authority Tourism
	Tax Revenue	6.731%	7/1/43	50	55
	Metropolitan Government
	of Nashville & Davidson County TN
	GO	5.707%	7/1/34	50	54
	Metropolitan Washington DC/VA
	Airports Authority Dulles
	Toll Road Revenue	7.462%	10/1/46	50	56
	Metropolitan Water District
	of Southern California Revenue	6.947%	7/1/40	50	56
	Mississippi GO	5.245%	11/1/34	50	52
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	54
[11]	New Jersey Economic Development
	Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	225	270
	New Jersey Transportation Trust Fund
	Authority Transportation
	System Revenue	6.561%	12/15/40	400	469
[12]	New Jersey Turnpike Authority
	Revenue	4.252%	1/1/16	65	67
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	300	400
	New York City NY GO	6.246%	6/1/35	25	27
	New York City NY GO	5.968%	3/1/36	100	113
	New York City NY GO	5.985%	12/1/36	50	56
	New York City NY GO	5.517%	10/1/37	50	52
	New York City NY GO	6.271%	12/1/37	100	117
	New York City NY GO	5.846%	6/1/40	50	54
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	56
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	58
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	58
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.440%	6/15/43	100	107
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	175	199

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	New York City NY Transitional Finance
	Authority Building Aid Revenue	6.828%	7/15/40	150	180
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	50	57
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	110
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	83
	New York Metropolitan Transportation
	Authority Revenue
	(Dedicated Tax Fund)	7.336%	11/15/39	250	327
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	54
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.648%	11/15/39	100	116
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.500%	3/15/30	125	136
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.289%	3/15/33	100	106
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	110
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.389%	3/15/40	75	81
	New York State Urban
	Development Corp. Revenue
	(Personal Income Tax)	5.770%	3/15/39	150	164
	New York State Urban
	Development Corp. Revenue
	(Personal Income Tax)	5.838%	3/15/40	50	56
	New York University Hospitals
	Center Revenue	4.428%	7/1/42	75	63
	New York University Hospitals
	Center Revenue	5.750%	7/1/43	100	101
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	100	122
	Ohio State University
	General Receipts Revenue	4.910%	6/1/40	100	100
	Ohio State University
	General Receipts Revenue	4.800%	6/1/11	100	87
	Ohio Water Development Authority
	Water Pollution Control Loan
	Fund Revenue	4.879%	12/1/34	75	76
	Orange County CA Local Transportation
	Authority Sales Tax Revenue	6.908%	2/15/41	50	62
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	50	58
	Oregon GO	5.762%	6/1/23	200	231
	Oregon GO	5.892%	6/1/27	75	86
[12]	Oregon School Boards Association GO	4.759%	6/30/28	75	79
[13]	Oregon School Boards Association GO	5.528%	6/30/28	50	53
	Pennsylvania GO	4.650%	2/15/26	50	52
	Pennsylvania GO	5.350%	5/1/30	200	207
	Pennsylvania Public School Building
	Authority Lease Revenue
	(School District of Philadelphia)	5.000%	9/15/27	50	52
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	53
	Pennsylvania Turnpike Commission
	Revenue	5.561%	12/1/49	50	53
	Port Authority of New York
	& New Jersey Revenue	6.040%	12/1/29	75	86
	Port Authority of New York
	& New Jersey Revenue	4.458%	10/1/62	550	466
	President & Fellows of Harvard College
	Massachusetts GO	4.875%	10/15/40	125	128

	Puerto Rico Government Development
	Bank Revenue	3.670%	5/1/14	100	95
	Puerto Rico Government Development
	Bank Revenue	4.704%	5/1/16	100	82
	Regional Transportation
	District of Colorado Sales Tax Revenue	5.844%	11/1/50	100	115
	Rutgers State University NJ Revenue	5.665%	5/1/40	50	55
	Salt River Project Arizona Agricultural
	Improvement & Power District
	Revenue	4.839%	1/1/41	50	51
	San Antonio TX Electric
	& Gas Systems Revenue	5.985%	2/1/39	125	149
	San Antonio TX Electric
	& Gas Systems Revenue	5.718%	2/1/41	50	56
	San Antonio TX Electric
	& Gas Systems Revenue	5.808%	2/1/41	125	142
	San Antonio TX Electric
	& Gas Systems Revenue	4.427%	2/1/42	75	70
	San Diego County CA Water Authority
	Revenue	6.138%	5/1/49	50	58
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.000%	11/1/40	50	57
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.950%	11/1/50	100	124
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	200	219
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	50	54
	Texas Transportation Commission
	Revenue	5.028%	4/1/26	50	54
	Texas Transportation Commission
	Revenue	5.178%	4/1/30	175	188
	Texas Transportation Commission
	Revenue	4.631%	4/1/33	150	152
	Texas Transportation Commission
	Revenue	4.681%	4/1/40	50	50
	Tufts University Massachusetts GO	5.017%	4/15/12	200	181
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	100	116
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	58
	University of California Revenue	6.270%	5/15/31	500	539
	University of California Revenue	5.946%	5/15/45	175	196
	University of Massachusetts Building
	Authority Revenue	5.450%	11/1/40	50	54
	University of Southern California
	Revenue	5.250%	10/1/11	100	105
	University of Texas System Revenue
	Financing System Revenue	5.262%	7/1/39	50	53
	University of Texas System Revenue
	Financing System Revenue	6.276%	8/15/41	25	27
	University of Texas System Revenue
	Financing System Revenue	5.134%	8/15/42	100	106
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	75	75
	Utah GO	4.554%	7/1/24	50	53
	Utah GO	3.539%	7/1/25	50	49
	Washington GO	5.090%	8/1/33	250	260
	Washington GO	5.140%	8/1/40	150	155
[13]	Wisconsin GO	5.700%	5/1/26	75	82
Total Taxable Municipal Bonds (Cost $20,576)					22,307

Vanguard Total Bond Market Index Portfolio

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (5.4%)
Money Market Fund (5.4%)
[14] Vanguard Market Liquidity Fund
(Cost $125,262)	0.125%	125,262,000	125,262
Total Investments (105.0%) (Cost $2,383,388)			2,419,170
Other Assets and Liabilities (–5.0%)
Other Assets			33,082
Liabilities			(147,670)
			(114,588)
Net Assets (100%)
Applicable to 196,439,365 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			2,304,582
Net Asset Value Per Share			$11.73

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers			2,293,908
Affiliated Vanguard Funds			125,262
Total Investments in Securities			2,419,170
Receivables for Investment Securities Sold			14,159
Other Assets			18,923
Total Assets			2,452,252
Liabilities
Payables for Investment Securities Purchased			138,852
Other Liabilities			8,818
Total Liabilities			147,670
Net Assets			2,304,582

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	2,206,364
Undistributed Net Investment Income	54,076
Accumulated Net Realized Gains	8,360
Unrealized Appreciation (Depreciation)	35,782
Net Assets	2,304,582

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the
U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2013.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At December 31, 2013, the aggregate value of these securities was $4,945,000, representing 0.2% of net assets.
7 Non-income-producing security—security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Federal Republic of Germany.
10 Guaranteed by the Republic of Austria.
11 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
12 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
13 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Interest[1]	62,554
Total Income	62,554
Expenses
The Vanguard Group—Note B
Investment Advisory Services	242
Management and Administrative	3,705
Marketing and Distribution	503
Custodian Fees	136
Auditing Fees	32
Shareholders’ Reports	37
Trustees’ Fees and Expenses	3
Total Expenses	4,658
Net Investment Income	57,896
Realized Net Gain (Loss)
on Investment Securities Sold	9,011
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(124,170)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(57,263)

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,896	64,656
Realized Net Gain (Loss)	9,011	28,518
Change in Unrealized Appreciation (Depreciation)	(124,170)	7,707
Net Increase (Decrease) in Net Assets Resulting from Operations	(57,263)	100,881
Distributions
Net Investment Income	(64,747)	(68,763)
Realized Capital Gain [2]	(28,776)	(22,786)
Total Distributions	(93,523)	(91,549)
Capital Share Transactions
Issued	287,802	389,065
Issued in Lieu of Cash Distributions	93,523	91,549
Redeemed	(592,381)	(312,017)
Net Increase (Decrease) from Capital Share Transactions	(211,056)	168,597
Total Increase (Decrease)	(361,842)	177,929
Net Assets
Beginning of Period	2,666,424	2,488,495
End of Period[3]	2,304,582	2,666,424

1 Interest income from an affiliated company of the portfolio was $197,000.
2 Includes fiscal 2013 and 2012 short-term gain distributions totaling $9,250,000 and $12,502,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $54,076,000 and $60,927,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.46	$12.43	$12.06	$11.77	$11.62
Investment Operations
Net Investment Income	.305	.301	.357	.404[1]	.477[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.580)	.183	.528	.339	.183
Total from Investment Operations	(.275)	.484	.885	.743	.660
Distributions
Dividends from Net Investment Income	(.315)	(.341)	(.405)	(.432)	(.510)
Distributions from Realized Capital Gains	(.140)	(.113)	(.110)	(.021)	—
Total Distributions	(.455)	(.454)	(.515)	(.453)	(.510)
Net Asset Value, End of Period	$11.73	$12.46	$12.43	$12.06	$11.77

Total Return	–2.29%	4.02%	7.65%	6.50%	5.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,305	$2,666	$2,488	$2,146	$1,797
Ratio of Total Expenses to Average Net Assets	0.19%	0.20%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.49%	3.06%	3.38%	4.14%
Portfolio Turnover Rate	106%[2]	105%[2]	113%[2]	104%[2]	93%
1 Calculated based on average shares outstanding.
2 Includes 69%, 66%, 53% and 41% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Vanguard Total Bond Market Index Portfolio

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $260,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Total Bond Market Index Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,526,103	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	61,734	—
Corporate Bonds	—	557,194	—
Sovereign Bonds	—	126,570	—
Taxable Municipal Bonds	—	22,307	—
Temporary Cash Investments	125,262	—	—
Total	125,262	2,293,908	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2013, the portfolio had $56,775,000 of ordinary income and $8,445,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $2,383,449,000. Net unrealized appreciation of investment securities for tax purposes was $35,721,000, consisting of unrealized gains of $71,214,000 on securities that had risen in value since their purchase and $35,493,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2013, the portfolio purchased $153,224,000 of investment securities and sold $154,686,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,430,918,000 and $2,658,512,000, respectively.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	24,044	31,466
Issued in Lieu of Cash Distributions	7,794	7,610
Redeemed	(49,447)	(25,211)
Net Increase (Decrease) in Shares Outstanding	(17,609)	13,865

At December 31, 2013, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 53% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Bond Market Index Portfolio: In our opinion, the accompanying statement of net assets, the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard Total
Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $19,527,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,002.56	$0.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.25	0.97

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Total Stock Market Index Portfolio

For the fiscal year ended December 31, 2013, Vanguard Total Stock Market Index Portfolio returned 33.28%, a result that was in line with the return of its target index and several percentage points ahead of the average return of peer funds.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns for the past ten years.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard

Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

All industry sectors participated in a year-long, powerful rally

The broad U.S. stock market surged more than 33%—its best calendar-year result since 1995. The Equity Index Portfolio, which concentrates on large-cap stocks, returned about 32%, while the Extended Market Index Fund, which focuses on small- and mid-cap stocks, posted a higher result of about 38%.

Financial stocks had the greatest impact in the Total Stock Market Index Portfolio. Notable gains came from diversified financial services giants, insurance firms, commercial banks, asset managers, and consumer finance companies.

Consumer-related stocks were also among the strongest performers. With the labor market improving, inflation low, and home values rising, consumers were willing to spend more money on shopping, dining out, and entertainment. Media companies profited from an increase in advertising revenue.

Industrial stocks stood out largely because of the strength of major conglomerates, including some in the aerospace and defense industry, where technological improvements and cost management have helped counteract cuts in government spending.

The portfolio’s long-term record reflects expertise and low costs

Vanguard Total Stock Market Portfolio has generated an average annual return of 7.89% since its inception in January 2003. The portfolio met its objective of closely tracking its benchmark index, and it also exceeded the average annual returns of its peers by nearly a full percentage point.

The close index tracking is all the more impressive when you remember that those ten years included the financial crisis and global recession of 2008–2009, which sent markets reeling. Vanguard Equity Investment Group, the portfolio’s advisor, deserves credit for its success in tracking the benchmark. The advisor was helped by the portfolio’s low expenses, which are far below the average for its peer group.

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Total Stock Market Index Portfolio	33.28%	7.89%
Spliced Total Market Index[1]	33.40	7.97
Variable Insurance Multi-Cap Core Funds Average[2]	28.58	6.96

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
Variable Insurance
	Acquired Fund	Multi-Cap
	Fees and	Core Funds
	Expenses[3]	Average[4]
Total Stock Market Index Portfolio	0.18%	0.67%

1 Dow Jones Wilshire 5000 Index through June 17, 2005; Standard & Poor’s Total Market Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 This figure—drawn from the prospectus dated September 30, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the
“acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2013, the annualized acquired fund fees and expenses were 0.18%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of December 31, 2013

Total Portfolio Characteristics

Yield[1]	1.5%
Acquired Fund Fees and Expenses[2]	0.18%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	80.0%
Vanguard Extended Market Index Fund	20.0

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated September 30, 2013—represents an estimate of the weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31,
2013, the annualized acquired fund fees and expenses were 0.18%.
3 S&P Total Market Index.

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Stock Market Index Portfolio	33.28%	18.62%	7.89%	$21,370
Spliced Total Market Index[1]	33.40	18.73	7.97	21,530
Variable Insurance Multi-Cap Core Funds
Average[2]	28.58	17.07	6.96	19,604

Fiscal Year Total Returns (%): December 31, 2003–December 31, 2013

1 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Funds (99.8%)
Vanguard Variable
Insurance Fund -
Equity Index Portfolio	30,653,229	965,577
Vanguard Extended
Market Index Fund
Investor Shares	3,854,580	241,913
		1,207,490
Total Investment Companies
(Cost $1,003,276)		1,207,490
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market
Liquidity Fund, 0.125%
(Cost $929)	928,854	929
Total Investments (99.9%)
(Cost $1,004,205)		1,208,419
Other Assets and Liabilities (0.1%)
Other Assets		1,945
Liabilities		(1,212)
		733
Net Assets (100%)
Applicable to 37,772,593 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,209,152
Net Asset Value Per Share		$32.01

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	919,054
Undistributed Net Investment Income	17,218
Accumulated Net Realized Gains	68,666
Unrealized Appreciation (Depreciation)	204,214
Net Assets	1,209,152

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Income Distributions Received	17,295
Net Investment Income—Note B	17,295
Realized Net Gain (Loss)
Capital Gain Distributions Received	20,922
Investment Securities Sold	47,862
Realized Net Gain (Loss)	68,784
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	217,913
Net Increase (Decrease) in Net Assets
Resulting from Operations	303,992

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,295	15,749
Realized Net Gain (Loss)	68,784	36,118
Change in Unrealized Appreciation (Depreciation)	217,913	75,307
Net Increase (Decrease) in Net Assets Resulting from Operations	303,992	127,174
Distributions
Net Investment Income	(15,649)	(14,235)
Realized Capital Gain[1]	(36,155)	(55,545)
Total Distributions	(51,804)	(69,780)
Capital Share Transactions
Issued	141,568	83,746
Issued in Lieu of Cash Distributions	51,804	69,780
Redeemed	(139,285)	(94,268)
Net Increase (Decrease) from Capital Share Transactions	54,087	59,258
Total Increase (Decrease)	306,275	116,652
Net Assets
Beginning of Period	902,877	786,225
End of Period[2]	1,209,152	902,877

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $540,000 and $3,126,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $17,218,000 and $15,572,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$25.32	$23.63	$24.44	$21.73	$18.17
Investment Operations
Net Investment Income	.454	.442	.364[1]	.358	.437[1]
Capital Gain Distributions Received	.560	.858	.649[1]	.189	.247
Net Realized and Unrealized Gain (Loss)
on Investments	7.116	2.488	(.753)	3.078	4.019
Total from Investment Operations	8.130	3.788	.260	3.625	4.703
Distributions
Dividends from Net Investment Income	(.435)	(.428)	(.340)	(.419)	(.380)
Distributions from Realized Capital Gains	(1.005)	(1.670)	(.730)	(.496)	(.763)
Total Distributions	(1.440)	(2.098)	(1.070)	(.915)	(1.143)
Net Asset Value, End of Period	$32.01	$25.32	$23.63	$24.44	$21.73

Total Return	33.28%	16.33%	0.83%	17.11%	28.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,209	$903	$786	$956	$702
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.20%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.62%	1.83%	1.52%	1.66%	2.36%
Portfolio Turnover Rate	17%	8%	12%	12%	8%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental

Vanguard Total Stock Market Index Portfolio

expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the year ended December 31, 2013, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2013, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2013, the portfolio had $17,546,000 of ordinary income and $68,338,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $1,004,205,000. Net unrealized appreciation of investment securities for tax purposes was $204,214,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the year ended December 31, 2013, the portfolio purchased $224,157,000 of investment securities and sold $185,061,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	4,963	3,394
Issued in Lieu of Cash Distributions	1,952	2,848
Redeemed	(4,807)	(3,847)
Net Increase (Decrease) in Shares Outstanding	2,108	2,395

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Stock Market Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Stock Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard
Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $35,615,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For corporate shareholders, 97.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,168.67	$0.98
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.30	0.92

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Equity Index Portfolio

U.S. stocks led global markets in 2013 as investor confidence trumped political wrangling in Washington, a mixed economic picture, and fiscal policy uncertainty. For the fiscal year ended December 31, 2013, Vanguard Equity Index Portfolio returned 32.18%. The portfolio’s performance was in line with that of its benchmark index and the average return of peer funds (both at 32.39%).

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A broad spectrum of sectors produced an impressive result

In 2013, the stock market overcame many challenges to investors’ confidence. High on the list was uncertainty about when the Federal Reserve would curtail its stimulative bond-buying program.

In addition, investors confronted the U.S. government shutdown, the failure of Cyprus’s banking system, and a sluggish global economy. Nonetheless, corporate profits impressed, and investors displayed growing confidence in the market.

Stocks of every size, style, and sector participated in the rally, which sent the return of the Standard & Poor’s 500 Index above 30%. This index, which the Equity Index Portfolio seeks to track, consists of 500 of the largest U.S. companies and accounts for more than three-quarters of the U.S. stock market’s value.

Each of the portfolio’s ten industry sectors recorded double-digit returns, but just five accounted for three-quarters of its gain: financials, health care, information technology, consumer discretionary, and industrials.

The financial sector, the portfolio’s second largest, returned nearly 36%. Notable gains came from diversified financial services giants, insurance firms, commercial banks, asset managers, and consumer finance companies.

Total Returns
		Ten Years Ended
		December 31, 2013
	Year Ended	Average
	December 31, 2013	Annual Return
Vanguard Equity Index Portfolio	32.18%	7.31%
S&P 500 Index	32.39	7.41
Variable Insurance Large-Cap Core Funds Average[1]	32.39	6.40

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.17%	0.87%

The health care, consumer discretionary, and industrial sectors each returned more than 40%. Major pharmaceutical and biotechnology companies shined as pipelines for new medicines expanded. Within the consumer discretionary sector, media corporations and internet and specialty retailers reaped rewards from favorable trends among customers and in the broad economy.

Setting the pace in industrials were the aerospace and defense industries, where technological improvements and cost management have helped some companies offset cuts in government spending. Information technology, the portfolio’s largest sector, returned about 28% overall as software, internet, data processing services, and semiconductor stocks flourished. The consumer staples, energy, and materials sectors had returns of about 25%.

The portfolio sustained its lead over large-cap core peers

For the decade through December 2013, the Equity Index Portfolio recorded an average annual return of 7.31%. This result was in line with that of the portfolio’s target, the S&P 500 Index, which has no transaction costs or operating expenses.

The close index tracking is all the more impressive when you remember that those ten years included the financial crisis and global recession of 2008–2009, which sent markets reeling. Vanguard Equity Investment Group, the portfolio’s advisor, deserves credit for its success in tracking the benchmark.

The advisor was helped by the portfolio’s low expenses, which are far below the average for its peer group. Over the decade, the portfolio topped the 6.40% average annual return of its peers.

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the portfolio’s expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Vanguard Equity Index Portfolio

Portfolio Profile

As of December 31, 2013

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	502	500	3,653
Median Market Cap	$70.5B	$70.5B	$43.0B
Price/Earnings Ratio	19.2x	19.2x	20.7x
Price/Book Ratio	2.7x	2.7x	2.7x
Yield[3]	1.8%	2.0%	1.8%
Return on Equity	18.1%	17.9%	16.5%
Earnings Growth Rate	11.0%	11.0%	11.4%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Expense Ratio[4]	0.17%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	1.00
Beta	1.00	0.95

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	12.5%	12.5%	13.3%
Consumer Staples	9.8	9.8	8.5
Energy	10.3	10.3	9.4
Financials	16.2	16.2	17.3
Health Care	13.0	13.0	12.6
Industrials	10.9	10.9	11.8
Information Technology	18.6	18.6	18.1
Materials	3.5	3.5	3.9
Telecommunication
Services	2.3	2.3	2.1
Utilities	2.9	2.9	3.0

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Computer Hardware	3.0%
Exxon Mobil Corp.	Integrated Oil
	& Gas	2.7
Google Inc.	Internet Software
	& Services	1.9
Microsoft Corp.	Systems Software	1.7
General Electric Co.	Industrial
	Conglomerates	1.7
Johnson & Johnson	Pharmaceuticals	1.6
Chevron Corp.	Integrated Oil
	& Gas	1.5
Procter & Gamble Co.	Household Products	1.3
JPMorgan Chase & Co.	Diversified
	Financial Services	1.3
Wells Fargo & Co.	Diversified Banks	1.3
Top Ten		18.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated September 30, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the expense ratio was 0.16%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2003–December 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2013			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	32.18%	17.80%	7.31%	$20,253
S&P 500 Index	32.39	17.94	7.41	20,430
Variable Insurance Large-Cap Core
Funds Average[1]	32.39	17.02	6.40	18,605
Dow Jones U.S. Total Stock Market
Float Adjusted Index	33.47	18.86	8.09	21,777

Fiscal Year Total Returns (%): December 31, 2003–December 31, 2013

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2013

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (12.5%)
*	Amazon.com Inc.	71,692	28,590
	Comcast Corp. Class A	477,245	24,800
	Walt Disney Co.	315,735	24,122
	Home Depot Inc.	272,211	22,414
	McDonald’s Corp.	192,389	18,667
	Twenty-First Century
	Fox Inc. Class A	379,430	13,348
	Time Warner Inc.	174,751	12,184
	Ford Motor Co.	761,181	11,745
*	priceline.com Inc.	9,949	11,565
	Starbucks Corp.	145,701	11,421
	NIKE Inc. Class B	144,439	11,359
	Lowe’s Cos. Inc.	202,101	10,014
*	General Motors Co.	220,127	8,997
	TJX Cos. Inc.	137,525	8,764
	Target Corp.	121,904	7,713
	Time Warner Cable Inc.	54,593	7,397
	CBS Corp. Class B	107,517	6,853
	Viacom Inc. Class B	78,326	6,841
	Johnson Controls Inc.	132,125	6,778
*	DIRECTV	94,502	6,529
	Yum! Brands Inc.	86,145	6,513
	VF Corp.	68,140	4,248
*	Netflix Inc.	11,423	4,206
*	Discovery
	Communications Inc.
	Class A	43,418	3,926
	Macy’s Inc.	70,923	3,787
	Omnicom Group Inc.	49,815	3,705
*	Dollar General Corp.	56,688	3,419
	Carnival Corp.	84,725	3,403
*	Bed Bath & Beyond Inc.	41,308	3,317
	Delphi Automotive plc	54,619	3,284
*	Chipotle Mexican Grill Inc.
	Class A	5,976	3,184
	Ross Stores Inc.	41,876	3,138
*	AutoZone Inc.	6,553	3,132
	Mattel Inc.	65,158	3,100
	Coach Inc.	54,361	3,051
	Wynn Resorts Ltd.	15,615	3,033
	Harley-Davidson Inc.	43,236	2,994
	Starwood Hotels &
	Resorts Worldwide Inc.	36,847	2,927
	L Brands Inc.	47,189	2,919
*	Michael Kors Holdings Ltd.	34,459	2,798
*	O’Reilly Automotive Inc.	20,827	2,681
	Genuine Parts Co.	29,818	2,481
	BorgWarner Inc.	44,250	2,474
	Whirlpool Corp.	15,225	2,388
*	Dollar Tree Inc.	40,428	2,281
	Kohl’s Corp.	39,671	2,251
	Marriott International Inc.
	Class A	43,804	2,162
	PVH Corp.	15,805	2,150
	Best Buy Co. Inc.	52,391	2,089
	Ralph Lauren Corp. Class A	11,632	2,054
*	CarMax Inc.	43,287	2,035

	Staples Inc.	127,851	2,032
	Gap Inc.	51,009	1,993
	Tiffany & Co.	21,407	1,986
	Wyndham Worldwide Corp.	25,576	1,885
	Scripps Networks
	Interactive Inc. Class A	21,071	1,821
	Newell Rubbermaid Inc.	55,435	1,797
*	TripAdvisor Inc.	21,517	1,782
*	Mohawk Industries Inc.	11,758	1,751
*	News Corp. Class A	95,723	1,725
	Nordstrom Inc.	27,646	1,709
	H&R Block Inc.	53,018	1,540
	PetSmart Inc.	20,187	1,469
	Interpublic Group
	of Cos. Inc.	82,167	1,454
	Expedia Inc.	20,517	1,429
	PulteGroup Inc.	68,325	1,392
	Darden Restaurants Inc.	25,249	1,373
	Comcast Corp.	26,563	1,325
	Gannett Co. Inc.	44,732	1,323
	Lennar Corp. Class A	32,145	1,272
	Hasbro Inc.	22,490	1,237
*	DR Horton Inc.	54,827	1,224
	Family Dollar Stores Inc.	18,572	1,207
*	Fossil Group Inc.	9,759	1,170
	Goodyear Tire & Rubber Co.	47,984	1,144
	GameStop Corp. Class A	22,809	1,124
	Garmin Ltd.	23,515	1,087
	Harman International
	Industries Inc.	13,252	1,085
	International Game
	Technology	47,943	871
	Leggett & Platt Inc.	27,744	858
*	Urban Outfitters Inc.	20,809	772
	Cablevision Systems Corp.
	Class A	40,623	728
*	AutoNation Inc.	12,581	625
*	Graham Holdings Co.
	Class B	832	552
			399,973
Consumer Staples (9.7%)
	Procter & Gamble Co.	525,524	42,783
	Coca-Cola Co.	733,987	30,321
	Philip Morris
	International Inc.	309,700	26,984
	Wal-Mart Stores Inc.	312,829	24,617
	PepsiCo Inc.	296,500	24,592
	CVS Caremark Corp.	230,061	16,465
	Altria Group Inc.	386,675	14,844
	Mondelez International Inc.
	Class A	338,755	11,958
	Colgate-Palmolive Co.	169,946	11,082
	Costco Wholesale Corp.	84,372	10,041
	Walgreen Co.	168,335	9,669
	Kimberly-Clark Corp.	73,912	7,721
	Kraft Foods Group Inc.	115,020	6,202
	General Mills Inc.	122,214	6,100
	Archer-Daniels-Midland Co.	127,212	5,521
	Whole Foods Market Inc.	71,740	4,149

	Sysco Corp.	112,008	4,043
	Kroger Co.	100,319	3,966
	Estee Lauder Cos. Inc.
	Class A	49,568	3,733
	Lorillard Inc.	70,949	3,596
	Mead Johnson Nutrition Co.	39,181	3,282
	Reynolds American Inc.	61,403	3,070
	Kellogg Co.	49,818	3,042
	Hershey Co.	28,990	2,819
	ConAgra Foods Inc.	81,671	2,752
	Brown-Forman Corp.
	Class B	31,375	2,371
	Clorox Co.	25,087	2,327
*	Constellation Brands Inc.
	Class A	32,005	2,252
	Beam Inc.	31,451	2,141
	JM Smucker Co.	20,195	2,093
	Coca-Cola Enterprises Inc.	46,465	2,050
	Dr Pepper Snapple
	Group Inc.	39,242	1,912
	Tyson Foods Inc. Class A	53,532	1,791
*	Monster Beverage Corp.	26,422	1,791
	McCormick & Co. Inc.	25,365	1,748
	Molson Coors Brewing Co.
	Class B	30,560	1,716
	Safeway Inc.	47,692	1,553
	Campbell Soup Co.	34,816	1,507
	Avon Products Inc.	84,436	1,454
	Hormel Foods Corp.	26,260	1,186
			311,244
Energy (10.3%)
	Exxon Mobil Corp.	844,627	85,476
	Chevron Corp.	371,754	46,436
	Schlumberger Ltd.	254,605	22,942
	ConocoPhillips	236,787	16,729
	Occidental Petroleum Corp.	155,639	14,801
	Phillips 66	115,940	8,942
	EOG Resources Inc.	52,841	8,869
	Halliburton Co.	163,870	8,316
	Anadarko Petroleum Corp.	97,109	7,703
	Apache Corp.	77,189	6,634
	National Oilwell Varco Inc.	82,822	6,587
	Marathon Petroleum Corp.	57,952	5,316
	Valero Energy Corp.	103,935	5,238
	Williams Cos. Inc.	131,631	5,077
	Pioneer Natural
	Resources Co.	27,567	5,074
	Noble Energy Inc.	69,586	4,740
	Marathon Oil Corp.	134,183	4,737
	Baker Hughes Inc.	85,385	4,718
	Kinder Morgan Inc.	130,527	4,699
	Spectra Energy Corp.	129,033	4,596
	Devon Energy Corp.	73,523	4,549
	Hess Corp.	54,786	4,547
	Transocean Ltd.	65,458	3,235
	Cabot Oil & Gas Corp.	81,424	3,156
*	Cameron International Corp.	45,757	2,724
*	Southwestern Energy Co.	67,775	2,666
	Chesapeake Energy Corp.	98,043	2,661

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Range Resources Corp.	31,481	2,654
	EQT Corp.	29,057	2,609
	Ensco plc Class A	44,929	2,569
*	FMC Technologies Inc.	45,810	2,392
	Murphy Oil Corp.	33,837	2,195
	Noble Corp. plc	49,289	1,847
	Helmerich & Payne Inc.	20,728	1,743
	CONSOL Energy Inc.	44,506	1,693
	Tesoro Corp.	25,963	1,519
*	Denbury Resources Inc.	72,803	1,196
	QEP Resources Inc.	34,900	1,070
	Peabody Energy Corp.	52,585	1,027
	Nabors Industries Ltd.	50,631	860
*	Rowan Cos. plc Class A	24,258	858
*	WPX Energy Inc.	38,922	793
	Diamond Offshore
	Drilling Inc.	13,576	773
*	Newfield Exploration Co.	26,438	651
			327,617
Financials (16.1%)
	JPMorgan Chase & Co.	726,832	42,505
	Wells Fargo & Co.	926,860	42,079
*	Berkshire Hathaway Inc.
	Class B	316,563	37,532
	Bank of America Corp.	2,061,446	32,097
	Citigroup Inc.	586,427	30,559
	American Express Co.	178,090	16,158
	American International
	Group Inc.	284,660	14,532
	Goldman Sachs Group Inc.	81,556	14,457
	US Bancorp	353,082	14,265
	MetLife Inc.	216,368	11,667
	Simon Property Group Inc.	59,918	9,117
	Capital One Financial Corp.	111,528	8,544
	Morgan Stanley	267,816	8,399
	Prudential Financial Inc.	89,565	8,260
	PNC Financial Services
	Group Inc.	102,696	7,967
	Bank of New York
	Mellon Corp.	222,268	7,766
	BlackRock Inc.	24,538	7,766
	ACE Ltd.	65,593	6,791
	Travelers Cos. Inc.	70,151	6,351
	State Street Corp.	84,600	6,209
	American Tower
	Corporation	76,140	6,077
	Aflac Inc.	89,764	5,996
	Charles Schwab Corp.	224,261	5,831
	Discover Financial Services	92,243	5,161
	Marsh &
	McLennan Cos. Inc.	105,971	5,125
	BB&T Corp.	135,695	5,064
	IntercontinentalExchange
	Group Inc.	22,244	5,003
	Aon plc	57,986	4,864
	Allstate Corp.	87,584	4,777
	CME Group Inc.	60,635	4,757
	Chubb Corp.	48,473	4,684
	Franklin Resources Inc.	78,324	4,522
	Ameriprise Financial Inc.	37,427	4,306
	Public Storage	27,999	4,214
	T. Rowe Price Group Inc.	50,239	4,209
	McGraw Hill Financial Inc.	52,145	4,078
	SunTrust Banks Inc.	104,231	3,837
*	Berkshire Hathaway Inc.
	Class A	21	3,736
	Fifth Third Bancorp	171,814	3,613
	Weyerhaeuser Co.	113,255	3,575
	Prologis Inc.	96,621	3,570
	Equity Residential	65,004	3,372

	Ventas Inc.	56,597	3,242
	HCP Inc.	88,031	3,197
	Invesco Ltd.	85,854	3,125
	Hartford Financial Services
	Group Inc.	86,164	3,122
	Vornado Realty Trust	33,694	2,992
	Health Care REIT Inc.	55,531	2,975
	Boston Properties Inc.	29,487	2,960
	M&T Bank Corp.	25,201	2,934
	Progressive Corp.	107,079	2,920
	Loews Corp.	59,327	2,862
	Moody’s Corp.	36,440	2,859
	Host Hotels & Resorts Inc.	145,118	2,821
	AvalonBay Communities Inc.	23,520	2,781
	Northern Trust Corp.	43,647	2,701
	Regions Financial Corp.	269,653	2,667
	Lincoln National Corp.	51,150	2,640
	Principal Financial Group Inc.	52,664	2,597
	KeyCorp	175,282	2,352
	SLM Corp.	84,135	2,211
	General Growth
	Properties Inc.	103,582	2,079
	Unum Group	51,223	1,797
	XL Group plc Class A	55,743	1,775
	Leucadia National Corp.	60,214	1,706
	Comerica Inc.	35,728	1,699
	Macerich Co.	26,977	1,589
	Kimco Realty Corp.	79,722	1,575
	Plum Creek Timber Co. Inc.	33,669	1,566
	Huntington Bancshares Inc.	160,845	1,552
	Cincinnati Financial Corp.	28,715	1,504
*	Genworth Financial Inc.
	Class A	96,289	1,495
*	CBRE Group Inc. Class A	54,116	1,423
	Torchmark Corp.	17,656	1,380
*	E*TRADE Financial Corp.	56,051	1,101
	Zions Bancorporation	35,995	1,078
	Assurant Inc.	14,487	961
	People’s United Financial Inc. 61,926		936
	Legg Mason Inc.	20,924	910
	NASDAQ OMX Group Inc.	22,117	880
	Hudson City Bancorp Inc.	92,404	871
	Apartment Investment &
	Management Co. Class A	28,533	739
			515,966
Health Care (12.9%)
	Johnson & Johnson	545,489	49,961
	Pfizer Inc.	1,252,570	38,366
	Merck & Co. Inc.	564,761	28,266
*	Gilead Sciences Inc.	296,438	22,277
	Bristol-Myers Squibb Co.	318,096	16,907
	Amgen Inc.	145,846	16,650
	AbbVie Inc.	307,530	16,241
	UnitedHealth Group Inc.	194,600	14,653
*	Celgene Corp.	79,740	13,473
*	Biogen Idec Inc.	45,678	12,778
	Abbott Laboratories	298,930	11,458
	Medtronic Inc.	192,692	11,059
*	Express Scripts Holding Co.	155,710	10,937
	Eli Lilly & Co.	191,509	9,767
	Thermo Fisher Scientific Inc.	69,839	7,777
	Baxter International Inc.	104,793	7,288
	McKesson Corp.	44,444	7,173
	Allergan Inc.	57,525	6,390
	Covidien plc	88,786	6,046
*	Actavis plc	33,561	5,638
	WellPoint Inc.	56,858	5,253
*	Alexion Pharmaceuticals Inc.	37,843	5,035
	Aetna Inc.	70,786	4,855
	Cigna Corp.	53,209	4,655

	Cardinal Health Inc.	66,069	4,414
	Stryker Corp.	56,788	4,267
*	Regeneron
	Pharmaceuticals Inc.	15,123	4,162
	Becton Dickinson and Co.	37,639	4,159
*	Perrigo Co. plc	25,654	3,937
	Agilent Technologies Inc.	64,031	3,662
	St. Jude Medical Inc.	56,379	3,493
*	Vertex Pharmaceuticals Inc.	45,085	3,350
*	Mylan Inc.	73,658	3,197
*	Cerner Corp.	57,176	3,187
	Zoetis Inc.	96,871	3,167
	AmerisourceBergen Corp.
	Class A	44,606	3,136
*	Boston Scientific Corp.	260,462	3,131
	Humana Inc.	30,114	3,108
	Zimmer Holdings Inc.	32,808	3,057
*	Intuitive Surgical Inc.	7,332	2,816
*	Forest Laboratories Inc.	45,868	2,753
*	Life Technologies Corp.	33,154	2,513
*	DaVita HealthCare
	Partners Inc.	34,004	2,155
	CR Bard Inc.	15,264	2,045
*	Waters Corp.	16,407	1,641
*	CareFusion Corp.	41,175	1,640
*	Varian Medical Systems Inc.	20,772	1,614
*	Laboratory Corp. of
	America Holdings	16,832	1,538
	Quest Diagnostics Inc.	27,980	1,498
*	Edwards Lifesciences Corp.	21,661	1,424
*	Hospira Inc.	32,217	1,330
	DENTSPLY International Inc.	27,304	1,324
	PerkinElmer Inc.	21,756	897
*	Tenet Healthcare Corp.	19,494	821
	Patterson Cos. Inc.	16,400	676
			413,015
Industrials (10.9%)
	General Electric Co.	1,956,016	54,827
	United Technologies Corp.	163,038	18,554
	Boeing Co.	133,756	18,256
	3M Co.	123,717	17,351
	Union Pacific Corp.	89,083	14,966
	United Parcel Service Inc.
	Class B	138,195	14,522
	Honeywell
	International Inc.	151,623	13,854
	Caterpillar Inc.	122,833	11,154
	Emerson Electric Co.	136,110	9,552
	Danaher Corp.	115,992	8,955
	FedEx Corp.	57,555	8,275
	Lockheed Martin Corp.	52,046	7,737
	Precision Castparts Corp.	28,120	7,573
	Eaton Corp. plc	91,477	6,963
	Deere & Co.	73,891	6,748
	Illinois Tool Works Inc.	78,692	6,616
	General Dynamics Corp.	64,632	6,176
	CSX Corp.	196,549	5,655
	Raytheon Co.	61,510	5,579
	Norfolk Southern Corp.	59,461	5,520
	Northrop Grumman Corp.	42,747	4,899
	Cummins Inc.	33,584	4,734
	Delta Air Lines Inc.	165,332	4,542
	PACCAR Inc.	68,530	4,055
	Waste Management Inc.	84,235	3,780
	Parker Hannifin Corp.	28,812	3,706
	Tyco International Ltd.	89,635	3,679
	Dover Corp.	33,054	3,191
	Ingersoll-Rand plc	51,579	3,177
	Rockwell Automation Inc.	26,856	3,173
	WW Grainger Inc.	11,990	3,062

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Pentair Ltd.	38,474	2,988
	Roper Industries Inc.	19,157	2,657
	Kansas City Southern	21,157	2,620
	Southwest Airlines Co.	136,389	2,570
	Fluor Corp.	31,376	2,519
	AMETEK Inc.	47,804	2,518
	Fastenal Co.	52,768	2,507
	Stanley Black & Decker Inc.	29,827	2,407
	Nielsen Holdings NV	49,145	2,255
	Flowserve Corp.	27,344	2,156
	Textron Inc.	54,290	1,996
	Rockwell Collins Inc.	26,061	1,926
*	Stericycle Inc.	16,512	1,918
	Pall Corp.	21,712	1,853
	L-3 Communications
	Holdings Inc.	17,281	1,847
	Expeditors International of
	Washington Inc.	39,758	1,759
	Republic Services Inc.
	Class A	52,202	1,733
	CH Robinson Worldwide Inc.	29,182	1,702
	Equifax Inc.	23,520	1,625
*	Jacobs Engineering
	Group Inc.	25,472	1,604
	Masco Corp.	69,455	1,582
	ADT Corp.	38,978	1,577
*	Quanta Services Inc.	41,394	1,306
	Xylem Inc.	36,048	1,247
	Snap-on Inc.	11,336	1,242
	Joy Global Inc.	20,745	1,213
	Cintas Corp.	19,850	1,183
	Robert Half International Inc.	27,139	1,140
	Iron Mountain Inc.	32,604	990
	Pitney Bowes Inc.	39,358	917
	Dun & Bradstreet Corp.	7,467	917
*	Allegion plc	17,493	773
	Ryder System Inc.	10,083	744
			348,822
Information Technology (18.6%)
	Apple Inc.	173,977	97,620
*	Google Inc. Class A	54,272	60,823
	Microsoft Corp.	1,468,744	54,975
	International Business
	Machines Corp.	197,452	37,036
	Oracle Corp.	678,277	25,951
	Intel Corp.	960,889	24,945
	QUALCOMM Inc.	326,589	24,249
	Cisco Systems Inc.	1,033,543	23,203
	Visa Inc. Class A	98,342	21,899
*	Facebook Inc. Class A	317,929	17,378
	MasterCard Inc. Class A	20,025	16,730
*	eBay Inc.	225,074	12,354
	Hewlett-Packard Co.	371,340	10,390
	Accenture plc Class A	122,965	10,110
	EMC Corp.	397,854	10,006
	Texas Instruments Inc.	211,469	9,286
	Automatic Data
	Processing Inc.	93,233	7,534
*	Yahoo! Inc.	182,379	7,375
*	Salesforce.com Inc.	106,920	5,901
*	Cognizant Technology
	Solutions Corp. Class A	58,372	5,894
*	Adobe Systems Inc.	90,079	5,394
	Corning Inc.	281,788	5,021
*	Micron Technology Inc.	202,799	4,413
	TE Connectivity Ltd.	79,079	4,358
	Intuit Inc.	54,859	4,187
	Applied Materials Inc.	231,804	4,101
	Seagate Technology plc	62,750	3,524
	Western Digital Corp.	40,695	3,414

	Symantec Corp.	134,852	3,180
	SanDisk Corp.	43,741	3,085
	Broadcom Corp. Class A	103,968	3,083
	Analog Devices Inc.	60,003	3,056
	Fidelity National
	Information Services Inc.	56,574	3,037
	Motorola Solutions Inc.	44,339	2,993
*	Fiserv Inc.	50,130	2,960
	Paychex Inc.	63,099	2,873
	Amphenol Corp. Class A	30,750	2,742
	Xerox Corp.	223,717	2,723
	NetApp Inc.	65,573	2,698
*	Alliance Data Systems Corp.	9,389	2,469
	Xilinx Inc.	51,476	2,364
*	Citrix Systems Inc.	35,996	2,277
*	Juniper Networks Inc.	97,571	2,202
*	Autodesk Inc.	43,271	2,178
	CA Inc.	63,747	2,145
	KLA-Tencor Corp.	31,993	2,062
	Linear Technology Corp.	44,797	2,040
*	Red Hat Inc.	36,368	2,038
	Altera Corp.	61,679	2,006
	Western Union Co.	107,299	1,851
	NVIDIA Corp.	111,106	1,780
*	Lam Research Corp.	31,325	1,706
	Microchip Technology Inc.	37,907	1,696
*	Akamai Technologies Inc.	34,652	1,635
	Computer Sciences Corp.	28,314	1,582
*	VeriSign Inc.	24,750	1,480
	Harris Corp.	20,859	1,456
*	Teradata Corp.	31,208	1,420
*	F5 Networks Inc.	15,006	1,363
*	Electronic Arts Inc.	59,060	1,355
	LSI Corp.	107,227	1,182
	Total System Services Inc.	32,648	1,087
	FLIR Systems Inc.	27,563	830
*	First Solar Inc.	13,625	744
	Jabil Circuit Inc.	36,061	629
			594,078
Materials (3.5%)
	Monsanto Co.	101,580	11,839
	EI du Pont de
	Nemours & Co.	179,012	11,630
	Dow Chemical Co.	234,448	10,410
	Freeport-McMoRan
	Copper & Gold Inc.	200,390	7,563
	Praxair Inc.	56,934	7,403
	LyondellBasell Industries
	NV Class A	84,496	6,783
	Ecolab Inc.	52,275	5,451
	PPG Industries Inc.	27,483	5,212
	Air Products &
	Chemicals Inc.	40,635	4,542
	International Paper Co.	85,906	4,212
	Nucor Corp.	61,660	3,291
	Mosaic Co.	66,043	3,122
	Sherwin-Williams Co.	16,553	3,038
	CF Industries Holdings Inc.	11,063	2,578
	Eastman Chemical Co.	29,906	2,413
	Newmont Mining Corp.	95,881	2,208
	Alcoa Inc.	205,779	2,187
	Sigma-Aldrich Corp.	23,215	2,183
	FMC Corp.	26,194	1,977
	Vulcan Materials Co.	24,877	1,478
	Ball Corp.	28,272	1,461
	Airgas Inc.	12,879	1,441
	International Flavors &
	Fragrances Inc.	15,842	1,362
	Sealed Air Corp.	38,296	1,304
	MeadWestvaco Corp.	34,578	1,277

* Owens-Illinois Inc.	31,969	1,144
Avery Dennison Corp.	18,728	940
United States Steel Corp.	28,070	828
Bemis Co. Inc.	20,021	820
Cliffs Natural Resources Inc.	29,936	785
Allegheny Technologies Inc.	21,173	754
		111,636
Telecommunication Services (2.3%)
AT&T Inc.	1,018,481	35,810
Verizon
Communications Inc.	553,308	27,190
* Crown Castle
International Corp.	64,429	4,731
CenturyLink Inc.	113,874	3,627
Windstream Holdings Inc.	115,858	924
Frontier
Communications Corp.	194,702	905
		73,187
Utilities (2.9%)
Duke Energy Corp.	136,312	9,407
Dominion Resources Inc.	111,868	7,237
NextEra Energy Inc.	83,089	7,114
Southern Co.	170,292	7,001
Exelon Corp.	165,223	4,526
American Electric
Power Co. Inc.	93,963	4,392
Sempra Energy	44,011	3,950
PPL Corp.	122,469	3,685
PG&E Corp.	86,325	3,477
Public Service Enterprise
Group Inc.	97,887	3,136
Consolidated Edison Inc.	56,667	3,133
Edison International	63,013	2,918
Xcel Energy Inc.	95,940	2,681
FirstEnergy Corp.	80,902	2,668
Northeast Utilities	60,634	2,570
ONEOK Inc.	39,712	2,469
DTE Energy Co.	33,848	2,247
Entergy Corp.	34,193	2,163
NiSource Inc.	60,851	2,001
CenterPoint Energy Inc.	82,489	1,912
AES Corp.	126,870	1,841
Wisconsin Energy Corp.	43,976	1,818
NRG Energy Inc.	62,874	1,806
Ameren Corp.	46,611	1,685
CMS Energy Corp.	51,860	1,388
SCANA Corp.	27,251	1,279
Pinnacle West Capital Corp.	21,357	1,130
AGL Resources Inc.	23,104	1,091
Pepco Holdings Inc.	48,576	929
Integrys Energy Group Inc.	15,522	845
TECO Energy Inc.	39,749	685
		93,184
Total Common Stocks
(Cost $2,414,654)		3,188,722

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.3%)
2	Vanguard Market
	Liquidity Fund,
	0.125%	11,429,723	11,430

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
3	Federal Home Loan
	Bank Discount Notes,
	0.070%, 2/5/14	300	300
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.080%, 2/28/14	250	250
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.070%, 3/12/14	300	300
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.065%, 3/21/14	500	499
	United States Treasury Bill,
	0.072%, 2/13/14	500	500
			1,849
Total Temporary Cash Investments
(Cost $13,280)			13,279
Total Investments (100.1%)
(Cost $2,427,934)			3,202,001
Other Assets and Liabilities (–0.1%)
Other Assets			5,816
Liabilities			(8,440)
			(2,624)
Net Assets (100%)
Applicable to 101,576,466 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			3,199,377
Net Asset Value Per Share			$31.50

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	2,312,820
Undistributed Net Investment Income	51,454
Accumulated Net Realized Gains	60,682
Unrealized Appreciation (Depreciation)
Investment Securities	774,067
Futures Contracts	354
Net Assets	3,199,377

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $800,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends	60,162
Interest[1]	16
Securities Lending	28
Total Income	60,206
Expenses
The Vanguard Group—Note B
Investment Advisory Services	263
Management and Administrative	3,647
Marketing and Distribution	480
Custodian Fees	83
Auditing Fees	29
Shareholders’ Reports	36
Trustees’ Fees and Expenses	3
Total Expenses	4,541
Net Investment Income	55,665
Realized Net Gain (Loss)
Investment Securities Sold	58,448
Futures Contracts	2,422
Realized Net Gain (Loss)	60,870
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	666,203
Futures Contracts	397
Change in Unrealized Appreciation
(Depreciation)	666,600
Net Increase (Decrease) in Net Assets
Resulting from Operations	783,135

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,665	49,704
Realized Net Gain (Loss)	60,870	69,511
Change in Unrealized Appreciation (Depreciation)	666,600	216,164
Net Increase (Decrease) in Net Assets Resulting from Operations	783,135	335,379
Distributions
Net Investment Income	(49,545)	(44,386)
Realized Capital Gain [2]	(69,167)	(95,513)
Total Distributions	(118,712)	(139,899)
Capital Share Transactions
Issued	406,016	275,676
Issued in Lieu of Cash Distributions	118,712	139,899
Redeemed	(407,833)	(325,403)
Net Increase (Decrease) from Capital Share Transactions	116,895	90,172
Total Increase (Decrease)	781,318	285,652
Net Assets
Beginning of Period	2,418,059	2,132,407
End of Period[3]	3,199,377	2,418,059

1 Interest income from an affiliated company of the portfolio was $15,000.

2 Includes fiscal 2013 and 2012 short-term gain distributions totaling $1,472,000 and $1,498,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes. 3 Net Assets—End of Period includes undistributed net investment income of $51,454,000 and $45,334,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$24.93	$22.85	$23.51	$21.11	$17.61
Investment Operations
Net Investment Income	.545	.512	.466	.410	.419
Net Realized and Unrealized Gain (Loss)
on Investments	7.235	3.062	.034	2.678	3.931
Total from Investment Operations	7.780	3.574	.500	3.088	4.350
Distributions
Dividends from Net Investment Income	(.505)	(.474)	(.390)	(.442)	(.500)
Distributions from Realized Capital Gains	(.705)	(1.020)	(.770)	(.246)	(.350)
Total Distributions	(1.210)	(1.494)	(1.160)	(.688)	(.850)
Net Asset Value, End of Period	$31.50	$24.93	$22.85	$23.51	$21.11

Total Return	32.18%	15.86%	1.93%	14.91%	26.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,199	$2,418	$2,132	$2,287	$1,969
Ratio of Total Expenses to Average Net Assets	0.16%	0.17%	0.17%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.96%	2.13%	1.92%	1.91%	2.40%
Portfolio Turnover Rate	8%	9%	8%	12%	11%

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an

Vanguard Equity Index Portfolio

illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2013, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the portfolio had contributed capital of $353,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

Vanguard Equity Index Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,188,722	—	—
Temporary Cash Investments	11,430	1,849	—
Futures Contracts—Assets[1]	39	—	—
Total	3,200,191	1,849	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2014	67	6,168	159
S&P 500 Index	March 2014	11	5,063	195
				354

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2013, the portfolio had $57,620,000 of ordinary income and $58,488,000 of long-term capital gains available for distribution.

At December 31, 2013, the cost of investment securities for tax purposes was $2,427,934,000. Net unrealized appreciation of investment securities for tax purposes was $774,067,000, consisting of unrealized gains of $962,102,000 on securities that had risen in value since their purchase and $188,035,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2013, the portfolio purchased $268,085,000 of investment securities and sold $214,827,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended December 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	14,533	11,356
Issued in Lieu of Cash Distributions	4,524	5,798
Redeemed	(14,485)	(13,459)
Net Increase (Decrease) in Shares Outstanding	4,572	3,695

At December 31, 2013, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 64%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2014

Special 2013 tax information (unaudited) for corporate shareholders only for Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $67,695,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 98.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading
“Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2013	12/31/2013	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,162.36	$0.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Committee (1997–2008) of Johnson & Johnson	Peter F. Volanakis
	(pharmaceuticals/medical devices/consumer	Born 1955. Trustee Since July 2009. Principal
F. William McNabb III	products); Director of Skytop Lodge Corporation	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	(hotels), the University Medical Center at Princeton,	and Chief Operating Officer (retired 2010) of Corning
Board. Principal Occupation(s) During the Past Five	the Robert Wood Johnson Foundation, and the Center	Incorporated (communications equipment); Director
Years: Chairman of the Board of The Vanguard Group,	for Talent Innovation; Member of the Advisory Board	of SPX Corporation (multi-industry manufacturing);
Inc., and of each of the investment companies served	of the Maxwell School of Citizenship and Public	Overseer of the Amos Tuck School of Business
by The Vanguard Group, since January 2010; Director	Affairs at Syracuse University.	Administration at Dartmouth College; Advisor to
of The Vanguard Group since 2008; Chief Executive		the Norris Cotton Cancer Center.
Officer and President of The Vanguard Group and of	F. Joseph Loughrey
each of the investment companies served by The	Born 1949. Trustee Since October 2009. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President	Executive Officers
Marketing Corporation; Managing Director of The	and Chief Operating Officer (retired 2009) of Cummins	Glenn Booraem
Vanguard Group (1995–2008).	Inc. (industrial machinery); Chairman of the Board of	Born 1967. Controller Since July 2010. Principal
	Hillenbrand, Inc. (specialized consumer services) and	Occupation(s) During the Past Five Years: Principal
IndependentTrustees	of Oxfam America; Director of SKF AB (industrial	of The Vanguard Group, Inc.; Controller of each of
	machinery), Hyster-Yale Materials Handling, Inc.	the investment companies served by The Vanguard
Emerson U. Fullwood	(forklift trucks), and the Lumina Foundation for	Group; Assistant Controller of each of the investment
Born 1948. Trustee Since January 2008. Principal	Education; Member of the Advisory Council for the	companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Executive	College of Arts and Letters and of the Advisory Board	(2001–2010).
Chief Staff and Marketing Officer for North America	to the Kellogg Institute for International Studies, both
and Corporate Vice President (retired 2008) of Xerox	at the University of Notre Dame.
Corporation (document management products and
services); Executive in Residence and 2010		Thomas J. Higgins
Distinguished Minett Professor at the Rochester		Born 1957. Chief Financial Officer Since September
Institute of Technology; Director of SPX Corporation	Mark Loughridge	2008. Principal Occupation(s) During the Past Five
(multi-industry manufacturing), the United Way of	Born 1953. Trustee Since March 2012. Principal	Years: Principal of The Vanguard Group, Inc.; Chief
Rochester, Amerigroup Corporation (managed health	Occupation(s) During the Past Five Years: Senior	Financial Officer of each of the investment companies
care), the University of Rochester Medical Center,	Vice President and Chief Financial Officer at IBM	served by The Vanguard Group; Treasurer of each of
Monroe Community College Foundation, and North	(information technology services); Fiduciary Member	the investment companies served by The Vanguard
Carolina A&T University.	of IBM’s Retirement Plan Committee.	Group (1998–2008).

	Scott C. Malpass	Kathryn J. Hyatt
	Born 1962. Trustee Since March 2012. Principal	Born 1955. Treasurer Since November 2008.
Rajiv L. Gupta	Occupation(s) During the Past Five Years: Chief	Principal Occupation(s) During the Past Five Years:
Born 1945. Trustee Since December 2001.[2]	Investment Officer and Vice President at the University	Principal of The Vanguard Group, Inc.; Treasurer of
Principal Occupation(s) During the Past Five Years:	of Notre Dame; Assistant Professor of Finance at the	each of the investment companies served by The
Chairman and Chief Executive Officer (retired 2009)	Mendoza College of Business at Notre Dame; Member	Vanguard Group; Assistant Treasurer of each of
and President (2006–2008) of Rohm and Haas Co.	of the Notre Dame 403(b) Investment Committee;	the investment companies served by The Vanguard
(chemicals); Director of Tyco International, Ltd.	Director of TIFF Advisory Services, Inc. (investment	Group (1988–2008).
(diversified manufacturing and services), Hewlett-	advisor); Member of the Investment Advisory
Packard Co. (electronic computer manufacturing),	Committees of the Financial Industry Regulatory	Heidi Stam
and Delphi Automotive LLP (automotive components);	Authority (FINRA) and of Major League Baseball.	Born 1956. Secretary Since July 2005. Principal
Senior Advisor at New Mountain Capital; Trustee of		Occupation(s) During the Past Five Years: Managing
The Conference Board.		Director of The Vanguard Group, Inc.; General Counsel
	André F. Perold	of The Vanguard Group; Secretary of The Vanguard
	Born 1952. Trustee Since December 2004. Principal	Group and of each of the investment companies
Amy Gutmann	Occupation(s) During the Past Five Years: George	served by The Vanguard Group; Director and Senior
Born 1949. Trustee Since June 2006. Principal	Gund Professor of Finance and Banking at the Harvard	Vice President of Vanguard Marketing Corporation.
Occupation(s) During the Past Five Years: President	Business School (retired 2011); Chief Investment
of the University of Pennsylvania; Christopher H.	Officer and Managing Partner of HighVista Strategies
Browne Distinguished Professor of Political Science	LLC (private investment firm); Director of Rand	Vanguard Senior ManagementTeam
in the School of Arts and Sciences with secondary	Merchant Bank; Overseer of the Museum of Fine	Mortimer J. Buckley	Chris D. McIsaac
appointments at the Annenberg School for	Arts Boston.	Kathleen C. Gubanich	Michael S. Miller
Communication and the Graduate School of Education		Paul A. Heller	James M. Norris
of the University of Pennsylvania; Member of the	Alfred M. Rankin, Jr.
National Commission on the Humanities and Social	Born 1941. Trustee Since January 1993. Principal	Martha G. King	Glenn W. Reed
Sciences; Trustee of Carnegie Corporation of New	Occupation(s) During the Past Five Years: Chairman,
York and of the National Constitution Center; Chair	President, and Chief Executive Officer of NACCO	John T. Marcante
of the U.S. Presidential Commission for the Study	Industries, Inc. (housewares/lignite) and of Hyster-Yale
of Bioethical Issues.	Materials Handling, Inc. (forklift trucks); Director of
	the National Association of Manufacturers; Chairman	Chairman Emeritus and Senior Advisor
of the Board of University Hospitals of Cleveland;
	Advisory Chairman of the Board of The Cleveland	John J. Brennan
	Museum of Art.	Chairman, 1996–2009
JoAnn Heffernan Heisen		Chief Executive Officer and President, 1996–2008
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate		Founder
Vice President and Chief Global Diversity Officer		John C. Bogle
(retired 2008) and Member of the Executive		Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Thomson Reuters Company, or Morningstar, Inc., unless
Annuity and Insurance Services > 800-522-5555	otherwise noted.	S&P ® and S&P 500 ® are registered trademarks of

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Institutional Investor Services > 800-523-1036	You can review and copy information about your portfolio	and have been licensed for use by S&P Dow Jones
Text Telephone for People	at the SEC’s Public Reference Room in Washington, D.C.	Indices LLC and its affiliates and sublicensed for
With Hearing Impairment > 800-749-7273	To find out more about this public service, call the SEC	certain purposes by Vanguard. The S&P Index is a
	at 202-551-8090. Information about your portfolio is also	product of S&P Dow Jones Indices LLC and has been
	available on the SEC’s website, and you can receive copies	licensed for use by Vanguard. The Vanguard funds
This material may be used in conjunction	of this information, for a fee, by sending a request in either	are not sponsored, endorsed, sold or promoted by
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	Washington, DC 20549-1520.	affiliates makes any representation regarding the

You can obtain a free copy of Vanguard’s proxy voting	The funds or securities referred to herein that are	advisability of investing in such products.
guidelines by visiting vanguard.com/proxyreporting or	offered by The Vanguard Group and track an MSCI
by calling Vanguard at 800-662-2739. The guidelines	index are not sponsored, endorsed, or promoted by
are also available from the SEC’s website, sec.gov.	MSCI, and MSCI bears no liability with respect to any
In addition, you may obtain a free report on how your	such funds or securities. For such funds or securities,
fund voted the proxies for securities it owned during	the prospectus or the Statement of Additional
the 12 months ended June 30. To get the report, visit	Information contains a more detailed description	© 2014 The Vanguard Group, Inc.
either vanguard.com/proxyreporting or sec.gov.		All rights reserved.
	of the limited relationship MSCI has with The	Vanguard Marketing Corporation, Distributor.
Vanguard Group.
Q690 022014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2013: $495,000

Fiscal Year Ended December 31, 2012: $466,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2013: $5,714,113

Fiscal Year Ended December 31, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended December 31, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2013: $1,552,950

Fiscal Year Ended December 31, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2013: $110,000

Fiscal Year Ended December 31, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended December 31, 2012.

(d) All Other Fees.

Fiscal Year Ended December 31, 2013: $132,000

Fiscal Year Ended December 31, 2012: $16,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2013: $242,000

Fiscal Year Ended December 31, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BY:
VANGUARD VARIABLE INSURANCE FUNDS
/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY:
VANGUARD VARIABLE INSURANCE FUNDS
/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 20, 2014

VANGUARD VARIABLE INSURANCE FUNDS

BY:
VANGUARD VARIABLE INSURANCE FUNDS
/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 20, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.